UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Guggenheim Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2020 - September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2021

Guggenheim Funds Annual Report

Guggenheim Funds Trust-Equity
Guggenheim Alpha Opportunity Fund
Guggenheim Large Cap Value Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

GuggenheimInvestments.com	SBE-ANN-0921x0922

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
ALPHA OPPORTUNITY FUND	10
LARGE CAP VALUE FUND	30
MARKET NEUTRAL REAL ESTATE FUND	41
RISK MANAGED REAL ESTATE FUND	53
SMALL CAP VALUE FUND	72
STYLEPLUS—LARGE CORE FUND	83
STYLEPLUS—MID GROWTH FUND	95
WORLD EQUITY INCOME FUND	106
NOTES TO FINANCIAL STATEMENTS	117
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	132
OTHER INFORMATION	133
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	142
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	147
LIQUIDITY RISK MANAGEMENT PROGRAM	150

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2021

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the annual fiscal period ended September 30, 2021.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,

Guggenheim Partners Investment Management, LLC,

October 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2021

Alpha Opportunity Fund may not be suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. In general, bond prices rise when interest rates fall and vice versa. You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Large Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. The Fund’s investments in foreign securities carry additional risks when compared to U.S securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Market Neutral Real Estate Fund may not be suitable for all investors. ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options, and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. This strategy may not be suitable for all investors. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Risk Managed Real Estate Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. This strategy may not be suitable for all investors. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● You may have a gain or loss when you sell you shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Small Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investing in securities of small-capitalization companies may involve a greater risk of loss and more abrupt fluctuations in market price than investments in larger-capitalization companies. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

September 30, 2021

economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). The Fund may invest in restricted securities which may involve financial and liquidity risk. You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Large Core Fund may not be suitable for all investors. ● Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Mid Growth Fund may not be suitable for all investors. ● Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

World Equity Income Fund may not be suitable for all investors. ●Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risk). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2021

In the 12 months ending September 30, 2021, the equity market experienced a relatively steady upward climb that reversed amid seasonal pressures, inflation worry, and market uncertainty about the economic damage brought about by the potential emergence of new COVID variants.

The ten-year Treasury climbed 83 basis points to 1.52% from 0.69% over the period. Treasury yields posted their biggest rise in months following the Federal Open Market Committee (“FOMC”) meeting in September, at which Chair Powell noted that inflation would be higher and last longer than previously expected. Treasury yields continued to rise toward the end of the month.

Reports circulating in September about the inability of Evergrande, China’s second largest real estate development company, to repay an installment on its approximately $300 billion in debt sparked panic in credit markets in Asia. There was chatter about an Evergrande bankruptcy, a la Lehman Brothers, that would ignite a conflagration that could ravage China’s debt-reliant economy and spread across the world, triggering another global financial crisis. Others saw echoes of the collapse of Long-Term Capital Management, the highly leveraged hedge fund that collapsed in 1998 and required a bailout and debt rewind managed by the Federal Reserve (the “Fed”) to quell fears of a global financial meltdown.

As the month of September progressed and the Chinese government stepped in with liquidity and behind-the-scenes pressure on state-owned and state-backed enterprises to purchase Evergrande assets, tensions eased, but the question remains as to what ultimately will become of Evergrande. The most likely outcome is a “controlled fire” approach in which the government attempts to limit the contagion of Evergrande’s woes by propping up the company until its debts are restructured and reshuffled, its projects completed by others, and its properties sold off.

As Evergrande troubles captured the world’s attention, the September FOMC meeting made it clear that the Fed was not overly worried, at least not enough to push back its forecasted rate hikes. In fact, the tone of the meeting was somewhat hawkish, with the month’s Summary of Economic Projections revealing that half the committee members penciled in a rate hike for 2022. That would give them a policy option should elevated inflation turn out to be less temporary than expected. It also implies that a tapering of asset purchases would be completed sooner rather than later—a timetable corroborated when Chair Powell gave the strongest indication yet that tapering may start in November and for the first time suggested that asset purchases could conclude by mid-2022.

Markets reacted favorably to the Fed’s relatively sanguine view of the Evergrande situation, perhaps breathing a sigh of relief that it considers the problem insufficiently dangerous either to warrant action or to delay the normalization of rates in the United States. Interestingly, in place of several instances of the word “transitory” in the four previous FOMC press conference transcripts, the September transcript included no mention of the word, which may help explain the hawkish tilt to the meeting. Regarding the path for rates, half of FOMC members now see at least one hike in 2022, up from 39 percent in June. The median FOMC participant now sees in excess of six cumulative hikes through 2024, signaling an acknowledgement of intensifying supply side pressures and a labor market that could be at full employment within the next year.

For the 12-month period ended September 30, 2021, the S&P 500® Index* returned 30.00%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 26.29%. The return of the MSCI Emerging Markets Index* was 18.58%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -0.90% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.28%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

FTSE NAREIT Equity REITs Total Return Index (“FNRE”) is one of the FTSE NAREIT U.S. Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT U.S. Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the U.S. economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies with an interest in the U.S. property and investment markets.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Morningstar Long/Short Equity Category Average is the average return of funds Morningstar places in a given category based on their portfolio statistics and compositions over the past three years. Long-short portfolios hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8 over a three-year period.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Value Index is a measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2021 and ending September 30, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
A-Class	1.77%	(3.89%)	$ 1,000.00	$ 961.10	$ 8.70
C-Class	2.52%	(4.25%)	1,000.00	957.50	12.37
P-Class	1.77%	(3.91%)	1,000.00	960.90	8.70
Institutional Class	1.52%	(3.75%)	1,000.00	962.50	7.48
Large Cap Value Fund
A-Class	1.14%	3.73%	1,000.00	1,037.30	5.82
C-Class	1.89%	3.34%	1,000.00	1,033.40	9.63
P-Class	1.14%	3.74%	1,000.00	1,037.40	5.82
Institutional Class	0.89%	3.85%	1,000.00	1,038.50	4.55
Market Neutral Real Estate Fund
A-Class	1.64%	0.26%	1,000.00	1,002.60	8.23
C-Class	2.39%	(0.15%)	1,000.00	998.50	11.97
P-Class	1.64%	0.26%	1,000.00	1,002.60	8.23
Institutional Class	1.39%	0.40%	1,000.00	1,004.00	6.98
Risk Managed Real Estate Fund
A-Class	1.45%	12.31%	1,000.00	1,123.10	7.72
C-Class	2.25%	11.84%	1,000.00	1,118.40	11.95
P-Class	1.51%	12.27%	1,000.00	1,122.70	8.04
Institutional Class	1.14%	12.48%	1,000.00	1,124.80	6.07
Small Cap Value Fund
A-Class	1.31%	0.38%	1,000.00	1,003.80	6.58
C-Class	2.06%	0.00%	1,000.00	1,000.00	10.33
P-Class	1.31%	0.38%	1,000.00	1,003.80	6.58
Institutional Class	1.06%	0.49%	1,000.00	1,004.90	5.33
StylePlus—Large Core Fund
A-Class	1.14%	8.62%	1,000.00	1,086.20	5.96
C-Class	2.07%	8.09%	1,000.00	1,080.90	10.80
P-Class	1.29%	8.54%	1,000.00	1,085.40	6.74
Institutional Class	0.95%	8.70%	1,000.00	1,087.00	4.97
StylePlus—Mid Growth Fund
A-Class	1.26%	8.12%	1,000.00	1,081.20	6.57
C-Class	2.22%	7.62%	1,000.00	1,076.20	11.55
P-Class	1.36%	8.05%	1,000.00	1,080.50	7.09
Institutional Class	1.12%	8.17%	1,000.00	1,081.70	5.84
World Equity Income Fund
A-Class	1.21%	2.43%	1,000.00	1,024.30	6.14
C-Class	1.96%	2.13%	1,000.00	1,021.30	9.93
P-Class	1.21%	2.45%	1,000.00	1,024.50	6.14
Institutional Class	0.96%	2.57%	1,000.00	1,025.70	4.87

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
A-Class	1.77%	5.00%	$ 1,000.00	$ 1,016.19	$ 8.95
C-Class	2.52%	5.00%	1,000.00	1,012.43	12.71
P-Class	1.77%	5.00%	1,000.00	1,016.19	8.95
Institutional Class	1.52%	5.00%	1,000.00	1,017.45	7.69
Large Cap Value Fund
A-Class	1.14%	5.00%	1,000.00	1,019.35	5.77
C-Class	1.89%	5.00%	1,000.00	1,015.59	9.55
P-Class	1.14%	5.00%	1,000.00	1,019.35	5.77
Institutional Class	0.89%	5.00%	1,000.00	1,020.61	4.51
Market Neutral Real Estate Fund
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
P-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Institutional Class	1.39%	5.00%	1,000.00	1,018.10	7.03
Risk Managed Real Estate Fund
A-Class	1.45%	5.00%	1,000.00	1,017.80	7.33
C-Class	2.25%	5.00%	1,000.00	1,013.79	11.36
P-Class	1.51%	5.00%	1,000.00	1,017.50	7.64
Institutional Class	1.14%	5.00%	1,000.00	1,019.35	5.77
Small Cap Value Fund
A-Class	1.31%	5.00%	1,000.00	1,018.50	6.63
C-Class	2.06%	5.00%	1,000.00	1,014.74	10.40
P-Class	1.31%	5.00%	1,000.00	1,018.50	6.63
Institutional Class	1.06%	5.00%	1,000.00	1,019.75	5.37
StylePlus—Large Core Fund
A-Class	1.14%	5.00%	1,000.00	1,019.35	5.77
C-Class	2.07%	5.00%	1,000.00	1,014.69	10.45
P-Class	1.29%	5.00%	1,000.00	1,018.60	6.53
Institutional Class	0.95%	5.00%	1,000.00	1,020.31	4.81
StylePlus—Mid Growth Fund
A-Class	1.26%	5.00%	1,000.00	1,018.75	6.38
C-Class	2.22%	5.00%	1,000.00	1,013.94	11.21
P-Class	1.36%	5.00%	1,000.00	1,018.25	6.88
Institutional Class	1.12%	5.00%	1,000.00	1,019.45	5.67
World Equity Income Fund
A-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
C-Class	1.96%	5.00%	1,000.00	1,015.24	9.90
P-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
Institutional Class	0.96%	5.00%	1,000.00	1,020.26	4.86

[1]

This ratio represents annualized net expenses, which may include short dividend and interest expense. Excluding these expenses, the operating expense ratio for the Risk Managed Real Estate Fund would be 1.21%, 2.04%, 1.29% and 0.92% for the A-Class, C-Class, P-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2021 to September 30, 2021.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

Dear Shareholder:

Guggenheim Alpha Opportunity Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the paragraphs below, the team discusses the performance of the Fund for the fiscal year period ended September 30, 2021.

For the one year period ended September 30, 2021, Guggenheim Alpha Opportunity Fund returned 8.17%1, compared with the 0.07% return of its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, looking to invest in areas of the market where stock prices look priced at a discount vis-à-vis their company fundamentals and risks, while shorting areas of the market that look overpriced or are not compensating for risks appropriately. The strategy philosophy is founded in part on the academic view that markets are primarily efficient–investors require higher compensation for characteristics that increase the riskiness of future cash flows (such as being very small, or having lots of economic sensitivity in the business). Academics have noted that companies exhibiting certain risk factors have on average outperformed safer firms as the ‘risk premium’ leads to better performance. However, unlike most academic research in this field, the Fund’s managers do not believe that those historic risk premia are constant. We believe that investors’ perceptions of what is risky can change substantially over time. Investors can harbor exaggerated fears about the latest economic crisis, or become exuberant about the latest hot technology while completely ignoring the risks involved.

The Fund’s strategy is to quantitatively compute what forward looking compensation level is embedded in a large universe of stocks and ascertain what broad groups are being overvalued or undervalued. The Fund’s portfolio is adaptive to changing market dynamics and aims to buy a highly diversified set of names with those undervalued factors, and short a highly diversified set of stocks with overvalued characteristics.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short, in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in form of swaps are used by the Fund to take short positions as well as long exposure above 100% of NAV (that is, to take leverage). The swaps detracted from performance for the period.

Performance Review

The Fund’s return was achieved during a strong post-COVID recovery period. Early in the fiscal year, the first COVID vaccine data was released with great efficacy results, unleashing a huge rebound in the worst hit pandemic shutdown impacted companies. The Presidential and Congressional election results also fueled the manic bullish environment. Despite the Democratic party win, typically considered the more unfriendly party for businesses, this year’s removal of erratic and unorthodox leadership seemed to stoke a collective sigh of relief. Further, a strong emphasis on COVID control and heavy stimulus on the Democratic platform fed the rally in beaten down cyclical industries.

In early 2021, the nature of the bull market shifted. Inflationary bottlenecks began expanding, driving interest rates to steadily climb from their rock-bottom levels. As the level of rates rose, particularly in longer maturity bonds, the shift in stock returns also began morphing. The ‘discount rate’ that investment analysts apply to far off profit streams began rising, which lowered the net present value of companies whose profits will come way in the future. That rate curve shift led to expensive growth names retracing while allowing value names with economic sensitivity to thrive. That environment was conducive to the Fund’s style positioning, leading to strong returns through April. After the point, the rate move stalled and then reversed in late spring and through the Delta-impacted summer, causing a partial reversal of those style moves.

When all was said and done, the bond markets ended the year flat or slightly negative, with the broad stock market (S&P 500 index) surging +30.0%.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2021

At period end, the Fund held about 146% of assets in long securities, and 83% short, for a net-dollar exposure of 63%. The net exposure averaged 46% during the year. The current higher dollar exposure is achieved with a focus on low beta and low volatility stocks in the long side, offset by higher risk names on the short side. The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.26 during the year, a level far less than most long/short equity managers.

Fund long positions (on a standalone unlevered basis) averaged a return of 35.8% for the year, while short positions returned 41.2% on a standalone basis. Short positions outperformed the long names. While those names did part of their job in hedging out short term market fluctuation risks, they were not successful in providing additional alpha this year.

Digging deeper into the attribution for the year, the Fund’s net market and size bias added about 8.5% of attributable return. The Fund’s fundamental style tilts added about 2.4%. The Fund’s tilts towards value and high free cash flow names provided most of that alpha, with a focus on higher profitability names detracting from the total as so many risky and marginal companies recovered strongly during the bull rush. Sector positioning detracted by about 4.4%, with key pain points being net shorts in Energy and Real Estate as both those sectors have had robust recoveries tracking high expectations of improving fundamentals.

Stock selection, after controlling for the style and sector tilts described above, was a benefit of 4.3%. Selection within the Technology sector was a big contributor, with cheaper and more profitable longs in the hardware and semiconductor groups performing well while shorts some low profitable cloud/software names fell. Selection within REITs also were contributors, with names in the short book underperforming the sector peers.

Positioning

The Fund maintains its style bias towards cheaper valuation names, higher profitability companies, and firms with low leverage and low stock volatility. However, due to the quite-expensive valuations afforded high growth names, the Fund is slightly short the growth factor. In recent months the portfolio has shifted its size bias towards small caps (after years of being large cap focused). While small caps are generally more risky than their large cap brethren, the additional risk is now being compensated with a much wider expected return based on fundamentals and valuations.

From an industry perspective, the Fund’s largest net long sectors are Financials, Healthcare, Consumer Discretionary, and Technology. After being short the Financials sector for a few years, the Fund has flipped that view this year. The largest net short exposures are Real Estate, Energy, Transportation, and Commercial Services.

During 2020 and entering 2021, the portfolio managers had been keeping a close eye on the ‘COVID risk’ inherent in certain narrow industries that most directly suffered or benefited from the pandemic. This is known as a transient factor, which is a little more difficult for traditional quant techniques to identify due to the uniqueness of the risk factor and lack of historic precedent. Our goal was to avoid being inadvertently exposed to this unpredictable risk that was not part of our quant modeling. This approach played a role in the Fund avoiding substantial losses and volatility in 2020. As the world slowly moves past COVID closure periods, we are moving back toward more unconstrained exposures driven by the typical fundamentals driven process. Higher expectations are being built into businesses that were affected by the pandemic. Travel related names are a great example as their debt levels skyrocketed to fill big losses. Meanwhile, stock prices have recovered to almost pre-pandemic levels. This is leading to total enterprise values that exceed pre-pandemic levels, whereas actual overall sales and profitability will likely level out at lower levels due to a shift in business travel patterns.

We also observe markets that seem to be priced for ‘transitory’ inflation. If inflation instead persists at high rates–it will break a multi-decade trend of disinflation and cause dramatic impact across asset classes. Rates would need to rise substantially, leaving a more lasting impact on the Value style that would work in the Fund’s favor, not to mention the cascading impact across yield priced asset classes and highly leveraged companies.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
C-Class	July 7, 2003
P-Class	May 1, 2015
Institutional Class	November 7, 2008

Ten Largest Holdings (% of Total Net Assets)
Innoviva, Inc.	1.1%
Gentex Corp.	1.1%
Enstar Group Ltd.	1.0%
AutoZone, Inc.	1.0%
Synchrony Financial	1.0%
National Fuel Gas Co.	1.0%
CSG Systems International, Inc.	1.0%
Safety Insurance Group, Inc.	1.0%
Omnicom Group, Inc.	1.0%
Gilead Sciences, Inc.	1.0%
Top Ten Total	10.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares	8.17%	0.93%	7.36%
A-Class Shares with sales charge‡	3.04%	(0.05%)	6.84%
C-Class Shares	7.37%	0.14%	6.53%
C-Class Shares with CDSC§	6.37%	0.14%	6.53%
Institutional Class Shares	8.46%	1.34%	7.79%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%	1.16%	0.63%
S&P 500 Index	30.00%	16.90%	16.63%
S&P 500 Index Blended**	0.07%	3.18%	9.57%
Morningstar Long/Short Equity Category Average	15.64%	5.21%	5.35%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	8.17%	0.98%	0.75%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%	1.16%	0.95%
S&P 500 Index	30.00%	16.90%	13.98%
S&P 500 Index Blended**	0.07%	3.18%	3.42%
Morningstar Long/Short Equity Category Average	15.64%	5.21%	3.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Index, and the Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

**

Effective March 13, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance was previously compared to the S&P 500 Index. The S&P 500 Index-Blended uses performance data for the S&P 500 Index from 09/30/11 to 03/12/17, and the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill index from 03/13/17 to 09/30/21.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	September 30, 2021
ALPHA OPPORTUNITY FUND

	Shares	Value
COMMON STOCKS† - 93.7%

Consumer, Non-cyclical - 20.2%
Innoviva, Inc.*	22,710	$379,484
Gilead Sciences, Inc.[1]	4,866	339,890
John B Sanfilippo & Son, Inc.[1]	4,125	337,095
H&R Block, Inc.[1]	13,445	336,125
Quest Diagnostics, Inc.	2,218	322,297
Bristol-Myers Squibb Co.[1]	5,323	314,962
USANA Health Sciences, Inc.*	3,032	279,550
EVERTEC, Inc.	5,801	265,222
Eagle Pharmaceuticals, Inc.*,1	4,679	260,995
Hologic, Inc.*,1	3,430	253,168
Amgen, Inc.[1]	1,148	244,122
Perdoceo Education Corp.*	22,730	240,029
Bio-Rad Laboratories, Inc. — Class A*,1	310	231,245
Philip Morris International, Inc.	2,343	222,093
United Therapeutics Corp.*,1	1,036	191,225
Merck & Company, Inc.[1]	2,488	186,874
Coherus Biosciences, Inc.*	11,498	184,773
Vanda Pharmaceuticals, Inc.*	10,485	179,713
Prestige Consumer Healthcare, Inc.*,1	3,117	174,895
PerkinElmer, Inc.	958	166,012
Blueprint Medicines Corp.*	1,543	158,636
Corcept Therapeutics, Inc.*	8,030	158,030
Incyte Corp.*,1	2,183	150,147
Herbalife Nutrition Ltd.*	3,283	139,134
Amphastar Pharmaceuticals, Inc.*	6,966	132,424
Vector Group Ltd.[1]	9,136	116,484
Molson Coors Beverage Co. — Class B1	2,491	115,533
Exelixis, Inc.*	5,403	114,219
McKesson Corp.	567	113,048
Laboratory Corporation of America Holdings*	370	104,133
Regeneron Pharmaceuticals, Inc.*,1	168	101,670
Pfizer, Inc.	2,328	100,127
Vertex Pharmaceuticals, Inc.*	533	96,681
Bruker Corp.	1,191	93,017
Grand Canyon Education, Inc.*	994	87,432
Sage Therapeutics, Inc.*	1,904	84,366
Enanta Pharmaceuticals, Inc.*	1,471	83,567
Total Consumer, Non-cyclical		7,058,417

Financial - 19.1%
Enstar Group Ltd.*	1,543	362,188
Synchrony Financial[1]	7,286	356,140
Safety Insurance Group, Inc.[1]	4,344	344,262
Mercury General Corp.[1]	6,037	336,080
Goldman Sachs Group, Inc.[1]	849	320,948
Old Republic International Corp.[1]	13,728	317,529
Evercore, Inc. — Class A1	2,302	307,708
Hanover Insurance Group, Inc.[1]	2,277	295,145
Raymond James Financial, Inc.	3,170	292,481
Stewart Information Services Corp.	4,497	284,480
AMERISAFE, Inc.[1]	4,579	257,157
OneMain Holdings, Inc.	3,810	210,807
Piper Sandler Cos.	1,468	203,259
BankUnited, Inc.	4,731	197,850
Allstate Corp.[1]	1,531	194,912
Discover Financial Services[1]	1,569	192,752
Houlihan Lokey, Inc.[1]	1,992	183,463
Interactive Brokers Group, Inc. — Class A	2,893	180,350
Brandywine Realty Trust REIT[1]	12,560	168,555
Arch Capital Group Ltd.*,1	4,329	165,281
Essent Group Ltd.[1]	3,644	160,372
Everest Re Group Ltd.	562	140,938
Federated Hermes, Inc. — Class B	4,301	139,783
Affiliated Managers Group, Inc.	914	138,096
Radian Group, Inc.	5,867	133,298
Janus Henderson Group plc	3,220	133,083
SEI Investments Co.	2,093	124,115
Markel Corp.*	93	111,147
Jefferies Financial Group, Inc.	2,953	109,645
First American Financial Corp.	1,439	96,485
MGIC Investment Corp.	5,884	88,025
Artisan Partners Asset Management, Inc. — Class A	1,574	77,000
Industrial Logistics Properties Trust REIT	2,527	64,211
Total Financial		6,687,545

Consumer, Cyclical - 14.4%
Gentex Corp.[1]	11,329	373,630
AutoZone, Inc.*,1	213	361,672
Yum! Brands, Inc.[1]	2,561	313,236
Cummins, Inc.[1]	1,307	293,500
Allison Transmission Holdings, Inc.[1]	7,435	262,604
AutoNation, Inc.*,1	1,967	239,502
Brunswick Corp.[1]	2,456	233,983
Buckle, Inc.	5,327	210,896
Whirlpool Corp.	1,016	207,122
Polaris, Inc.	1,694	202,704
Dolby Laboratories, Inc. — Class A1	2,251	198,088
Autoliv, Inc.	2,158	184,984
Acushnet Holdings Corp.	3,946	184,278
MSC Industrial Direct Company, Inc. — Class A1	2,115	169,602
Dick’s Sporting Goods, Inc.[1]	1,405	168,277
Carter’s, Inc.	1,702	165,502
Gentherm, Inc.*,1	1,859	150,449
Foot Locker, Inc.	3,112	142,094
Sleep Number Corp.*	1,448	135,359
Big Lots, Inc.	2,726	118,199
Zumiez, Inc.*	2,920	116,099
NVR, Inc.*	23	110,264
WW Grainger, Inc.[1]	244	95,907
Hibbett, Inc.	1,265	89,486
Jack in the Box, Inc.	892	86,818
MarineMax, Inc.*	1,604	77,826
Williams-Sonoma, Inc.	426	75,543
Tri Pointe Homes, Inc.*	3,545	74,516
Total Consumer, Cyclical		5,042,140

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ALPHA OPPORTUNITY FUND

	Shares	Value
Industrial - 13.3%
Snap-on, Inc.[1]	1,542	$322,201
Toro Co.[1]	3,231	314,732
MDU Resources Group, Inc.[1]	10,077	298,985
Sturm Ruger & Company, Inc.[1]	3,839	283,241
Watts Water Technologies, Inc. — Class A1	1,560	262,220
Donaldson Company, Inc.[1]	4,521	259,551
Worthington Industries, Inc.	4,885	257,439
Huntington Ingalls Industries, Inc.	1,227	236,884
Eagle Materials, Inc.[1]	1,509	197,920
OSI Systems, Inc.*,1	1,955	185,334
Keysight Technologies, Inc.*	1,124	184,662
Vishay Intertechnology, Inc.[1]	9,077	182,357
Owens Corning[1]	1,666	142,443
3M Co.[1]	756	132,617
Boise Cascade Co.	2,337	126,151
A O Smith Corp.	2,011	122,812
Louisiana-Pacific Corp.	1,886	115,744
Mueller Industries, Inc.	2,739	112,573
Lincoln Electric Holdings, Inc.[1]	853	109,858
Timken Co.	1,561	102,121
Oshkosh Corp.[1]	918	93,976
Waters Corp.*	263	93,970
Albany International Corp. — Class A	1,163	89,400
Acuity Brands, Inc.	510	88,419
Hillenbrand, Inc.	1,992	84,959
Sanmina Corp.*	2,185	84,210
Pentair plc	1,156	83,960
AGCO Corp.[1]	660	80,870
Total Industrial		4,649,609

Technology - 9.1%
CSG Systems International, Inc.[1]	7,208	347,426
Progress Software Corp.	6,899	339,362
Cirrus Logic, Inc.*	3,798	312,765
Rambus, Inc.*,1	13,923	309,091
NetApp, Inc.[1]	3,338	299,619
Oracle Corp.	2,571	224,011
HP, Inc.	6,348	173,681
Qorvo, Inc.*	987	165,017
Lumentum Holdings, Inc.*	1,876	156,721
Intel Corp.	2,745	146,254
Seagate Technology Holdings plc	1,593	131,454
Xperi Holding Corp.	6,256	117,863
Dropbox, Inc. — Class A*	3,796	110,919
Texas Instruments, Inc.	549	105,523
Kulicke & Soffa Industries, Inc.	1,487	86,662
ExlService Holdings, Inc.*	692	85,199
CommVault Systems, Inc.*	877	66,047
Total Technology		3,177,614

Utilities - 7.8%
National Fuel Gas Co.[1]	6,715	352,672
IDACORP, Inc.[1]	3,057	316,033
Chesapeake Utilities Corp.[1]	2,484	298,204
UGI Corp.[1]	6,967	296,933
MGE Energy, Inc.[1]	4,027	295,984
American States Water Co.[1]	3,238	276,914
CMS Energy Corp.[1]	4,348	259,706
DTE Energy Co.[1]	2,070	231,240
Southern Co.[1]	2,485	153,995
Public Service Enterprise Group, Inc.[1]	2,505	152,554
Sempra Energy[1]	787	99,556
Total Utilities		2,733,791

Communications - 7.7%
Omnicom Group, Inc.[1]	4,735	343,098
Viavi Solutions, Inc.*,1	20,706	325,912
Cisco Systems, Inc.[1]	5,913	321,845
TEGNA, Inc.	15,104	297,851
Juniper Networks, Inc.[1]	5,519	151,883
Yelp, Inc. — Class A*	4,036	150,301
Cogent Communications Holdings, Inc.	1,978	140,121
InterDigital, Inc.	2,025	137,335
VeriSign, Inc.*,1	600	123,006
F5 Networks, Inc.*	578	114,895
Nexstar Media Group, Inc. — Class A	754	114,578
World Wrestling Entertainment, Inc. — Class A	1,971	110,888
Arista Networks, Inc.*	287	98,625
Fox Corp. — Class A	2,108	84,552
Telephone & Data Systems, Inc.	4,303	83,909
Ciena Corp.*	1,457	74,817
Total Communications		2,673,616

Basic Materials - 1.6%
Nucor Corp.	1,573	154,925
NewMarket Corp.	426	144,316
Reliance Steel & Aluminum Co.	747	106,387
Ingevity Corp.*	1,111	79,292
Royal Gold, Inc.	632	60,350
Total Basic Materials		545,270

Energy - 0.5%
Equitrans Midstream Corp.	9,581	97,151
Antero Midstream Corp.	8,432	87,862
Total Energy		185,013

Total Common Stocks
(Cost $32,196,155)		32,753,015

MONEY MARKET FUND† - 9.1%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.01%[2]	3,173,294	3,173,294
Total Money Market Fund
(Cost $3,173,294)		3,173,294

Total Investments - 102.8%
(Cost $35,369,449)		$35,926,309
Other Assets & Liabilities, net - (2.8)%		(974,160)
Total Net Assets - 100.0%		$34,952,149

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ALPHA OPPORTUNITY FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Depreciation
OTC Custom Basket Swap Agreements††
Goldman Sachs International	GS Equity Custom Basket	Pay	0.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	$8,995,067	$(89,026)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	0.48% (Federal Funds Rate + 0.40%)	At Maturity	02/01/24	9,160,691	(101,538)
						$18,155,758	$(190,564)
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Custom Basket	Pay	(0.12)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$14,434,448	$(36,530)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	(0.22)% (Federal Funds Rate - 0.30%)	At Maturity	02/01/24	14,434,448	(45,817)
						$28,868,896	$(82,347)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Industrial
Watts Water Technologies, Inc. — Class A	438	0.77%	$9,720
Acuity Brands, Inc.	143	0.24%	6,700
Waters Corp.	73	0.25%	5,767
AGCO Corp.	185	0.22%	3,115
Lincoln Electric Holdings, Inc.	240	0.34%	2,199
Pentair plc	325	0.26%	1,424
Louisiana-Pacific Corp.	530	0.36%	494
Owens Corning	468	0.44%	98
Albany International Corp. — Class A	327	0.27%	(166)
Oshkosh Corp.	258	0.29%	(177)
Keysight Technologies, Inc.	316	0.57%	(458)
Sanmina Corp.	614	0.26%	(1,134)
Mueller Industries, Inc.	770	0.35%	(1,453)
OSI Systems, Inc.	550	0.57%	(1,607)
3M Co.	212	0.41%	(2,153)
Snap-on, Inc.	433	0.99%	(2,460)
Hillenbrand, Inc.	560	0.26%	(2,777)
Sturm Ruger & Company, Inc.	1,079	0.87%	(2,886)
Huntington Ingalls Industries, Inc.	345	0.73%	(3,732)
Boise Cascade Co.	657	0.39%	(3,953)
Timken Co.	439	0.31%	(4,462)
Vishay Intertechnology, Inc.	2,553	0.56%	(4,886)
A O Smith Corp.	565	0.38%	(4,956)
Donaldson Company, Inc.	1,271	0.80%	(5,770)
Worthington Industries, Inc.	1,374	0.79%	(7,659)
Eagle Materials, Inc.	424	0.61%	(8,091)
Toro Co.	908	0.97%	(8,515)
MDU Resources Group, Inc.	2,834	0.92%	(9,313)
Total Industrial			(47,091)

Financial
Synchrony Financial	2,049	1.09%	6,029
Houlihan Lokey, Inc.	560	0.56%	5,563
Allstate Corp.	430	0.60%	5,045
Jefferies Financial Group, Inc.	830	0.34%	4,235
Raymond James Financial, Inc.	891	0.90%	3,277
Stewart Information Services Corp.	1,264	0.87%	2,407
Janus Henderson Group plc	905	0.41%	1,596
MGIC Investment Corp.	1,655	0.27%	925
First American Financial Corp.	404	0.30%	370
Enstar Group Ltd.	373	0.96%	232
Federated Hermes, Inc. — Class B	1,209	0.43%	82
Markel Corp.	26	0.34%	(249)
Discover Financial Services	441	0.59%	(264)
Safety Insurance Group, Inc.	1,221	1.06%	(308)
Radian Group, Inc.	1,650	0.41%	(389)
Everest Re Group Ltd.	158	0.43%	(554)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Arch Capital Group Ltd.	1,217	0.51%	$(1,023)
Industrial Logistics Properties Trust	710	0.20%	(1,126)
SEI Investments Co.	588	0.38%	(1,400)
BankUnited, Inc.	1,330	0.61%	(1,680)
Artisan Partners Asset Management, Inc. — Class A	442	0.24%	(1,682)
Interactive Brokers Group, Inc. — Class A	813	0.55%	(2,012)
Piper Sandler Cos.	413	0.62%	(2,247)
AMERISAFE, Inc.	1,287	0.79%	(2,558)
Essent Group Ltd.	1,024	0.49%	(2,617)
OneMain Holdings, Inc.	1,071	0.65%	(2,762)
Brandywine Realty Trust	3,532	0.52%	(2,794)
Affiliated Managers Group, Inc.	257	0.42%	(3,113)
Evercore, Inc. — Class A	647	0.94%	(3,792)
Hanover Insurance Group, Inc.	640	0.91%	(5,241)
Mercury General Corp.	1,698	1.03%	(6,802)
Old Republic International Corp.	3,861	0.97%	(9,801)
Goldman Sachs Group, Inc.	476	1.96%	(15,987)
Total Financial			(38,640)

Consumer, Cyclical
AutoZone, Inc.	60	1.11%	20,036
AutoNation, Inc.	553	0.74%	15,291
Gentherm, Inc.	523	0.46%	9,309
Dick’s Sporting Goods, Inc.	395	0.52%	3,707
Brunswick Corp.	691	0.72%	1,354
Yum! Brands, Inc.	720	0.96%	1,038
Sleep Number Corp.	407	0.42%	524
Gentex Corp.	3,186	1.15%	475
MarineMax, Inc.	451	0.24%	(157)
NVR, Inc.	6	0.31%	(190)
Buckle, Inc.	1,498	0.65%	(355)
Williams-Sonoma, Inc.	119	0.23%	(478)
Zumiez, Inc.	821	0.36%	(669)
Tri Pointe Homes, Inc.	997	0.23%	(1,287)
Polaris, Inc.	476	0.62%	(1,969)
WW Grainger, Inc.	68	0.29%	(2,649)
Carter’s, Inc.	478	0.51%	(2,692)
Jack in the Box, Inc.	251	0.27%	(2,878)
MSC Industrial Direct Company, Inc. — Class A	595	0.52%	(2,983)
Big Lots, Inc.	766	0.36%	(3,342)
Autoliv, Inc.	607	0.57%	(3,376)
Acushnet Holdings Corp.	1,109	0.57%	(3,832)
Cummins, Inc.	367	0.90%	(4,567)
Dolby Laboratories, Inc. — Class A	633	0.61%	(5,575)
Whirlpool Corp.	285	0.63%	(6,403)
Allison Transmission Holdings, Inc.	2,091	0.81%	(8,034)
Hibbett, Inc.	356	0.27%	(9,701)
Foot Locker, Inc.	875	0.44%	(10,351)
Total Consumer, Cyclical			(19,754)

Energy
Equitrans Midstream Corp.	2,694	0.30%	2,629
Antero Midstream Corp.	2,371	0.27%	(40)
Total Energy			2,589

Consumer, Non-cyclical
Innoviva, Inc.	6,387	1.17%	15,122
Eagle Pharmaceuticals, Inc.	1,316	0.80%	13,352
Bio-Rad Laboratories, Inc. — Class A	87	0.71%	11,002
McKesson Corp.	159	0.35%	7,085
Enanta Pharmaceuticals, Inc.	413	0.26%	6,165
Blueprint Medicines Corp.	434	0.49%	5,891
Regeneron Pharmaceuticals, Inc.	47	0.31%	5,577
Prestige Consumer Healthcare, Inc.	876	0.54%	4,740
Pfizer, Inc.	654	0.31%	4,593
Coherus Biosciences, Inc.	3,233	0.57%	4,545
United Therapeutics Corp.	291	0.59%	4,147
Molson Coors Beverage Co. — Class B	700	0.35%	3,861
H&R Block, Inc.	3,781	1.03%	2,568
PerkinElmer, Inc.	269	0.51%	2,147
Gilead Sciences, Inc.	1,368	1.04%	1,906
Hologic, Inc.	964	0.78%	834
Vector Group Ltd.	761	0.11%	790
Exelixis, Inc.	1,519	0.35%	428
Merck & Company, Inc.	699	0.57%	410
Vanda Pharmaceuticals, Inc.	2,949	0.55%	(850)
EVERTEC, Inc.	1,631	0.81%	(976)
Quest Diagnostics, Inc.	623	0.99%	(1,091)
Sage Therapeutics, Inc.	535	0.26%	(1,140)
Grand Canyon Education, Inc.	279	0.27%	(1,338)
Perdoceo Education Corp.	6,393	0.74%	(1,688)
Bruker Corp.	335	0.29%	(1,787)
Amphastar Pharmaceuticals, Inc.	1,959	0.41%	(2,160)
Vertex Pharmaceuticals, Inc.	149	0.30%	(2,327)
Laboratory Corporation of America Holdings	104	0.32%	(2,535)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Corcept Therapeutics, Inc.	2,258	0.49%	$(4,448)
USANA Health Sciences, Inc.	852	0.86%	(5,469)
Amgen, Inc.	322	0.75%	(5,550)
John B Sanfilippo & Son, Inc.	1,160	1.03%	(5,578)
Philip Morris International, Inc.	659	0.68%	(7,125)
Incyte Corp.	614	0.46%	(7,202)
Bristol-Myers Squibb Co.	1,497	0.97%	(7,857)
Herbalife Nutrition Ltd.	923	0.43%	(9,080)
Total Consumer, Non-cyclical			26,962

Communications
Juniper Networks, Inc.	1,552	0.47%	3,265
Cisco Systems, Inc.	1,663	0.99%	2,545
Fox Corp. — Class A	593	0.26%	1,478
Ciena Corp.	409	0.23%	1,061
F5 Networks, Inc.	162	0.35%	953
VeriSign, Inc.	168	0.38%	642
Nexstar Media Group, Inc. — Class A	212	0.35%	510
World Wrestling Entertainment, Inc. — Class A	554	0.34%	(579)
Arista Networks, Inc.	80	0.30%	(1,611)
Yelp, Inc. — Class A	1,135	0.46%	(1,842)
InterDigital, Inc.	569	0.42%	(2,192)
Viavi Solutions, Inc.	5,823	1.00%	(2,442)
Cogent Communications Holdings, Inc.	556	0.43%	(3,108)
Telephone & Data Systems, Inc.	1,210	0.26%	(4,616)
Omnicom Group, Inc.	1,331	1.05%	(6,120)
Total Communications			(12,056)

Technology
NetApp, Inc.	938	0.92%	7,172
Seagate Technology Holdings plc	448	0.40%	6,337
CSG Systems International, Inc.	2,027	1.07%	5,115
Texas Instruments, Inc.	154	0.32%	4,754
Progress Software Corp.	1,940	1.04%	4,118
ExlService Holdings, Inc.	194	0.26%	3,145
Cirrus Logic, Inc.	1,068	0.96%	674
HP, Inc.	1,785	0.53%	(194)
Intel Corp.	772	0.45%	(201)
Rambus, Inc.	3,916	0.95%	(305)
Lumentum Holdings, Inc.	527	0.48%	(425)
CommVault Systems, Inc.	246	0.20%	(2,123)
Oracle Corp.	723	0.69%	(2,167)
Dropbox, Inc. — Class A	1,067	0.34%	(3,393)
Xperi Holding Corp.	1,759	0.36%	(3,552)
Qorvo, Inc.	277	0.51%	(5,386)
Kulicke & Soffa Industries, Inc.	418	0.27%	(6,371)
Total Technology			7,198

Utilities
IDACORP, Inc.	859	0.97%	3,657
Public Service Enterprise Group, Inc.	704	0.47%	2,844
American States Water Co.	910	0.85%	1,688
Southern Co.	698	0.47%	1,613
Sempra Energy	221	0.31%	(426)
UGI Corp.	1,959	0.91%	(589)
National Fuel Gas Co.	1,888	1.08%	(1,143)
Chesapeake Utilities Corp.	698	0.91%	(1,422)
CMS Energy Corp.	1,223	0.80%	(1,559)
DTE Energy Co.	487	0.59%	(1,664)
MGE Energy, Inc.	1,132	0.91%	(3,903)
Total Utilities			(904)

Basic Materials
NewMarket Corp.	119	0.44%	576
Royal Gold, Inc.	177	0.18%	(3,178)
Ingevity Corp.	312	0.24%	(3,605)
Reliance Steel & Aluminum Co.	210	0.33%	(6,402)
Nucor Corp.	442	0.48%	(7,233)
Total Basic Materials			(19,842)
Total MS Equity Long Custom Basket			$(101,538)

MS EQUITY SHORT CUSTOM BASKET
Financial
Americold Realty Trust	7,330	(1.47)%	$65,754
Digital Realty Trust, Inc.	1,556	(1.56)%	20,506
JBG SMITH Properties	5,348	(1.10)%	18,553
Safehold, Inc.	1,164	(0.58)%	15,610
Crown Castle International Corp.	413	(0.50)%	8,625
CyrusOne, Inc.	1,662	(0.89)%	6,054
Ventas, Inc.	1,215	(0.46)%	5,760
Equitable Holdings, Inc.	4,124	(0.85)%	4,892
Welltower, Inc.	3,134	(1.79)%	3,608
Apartment Income REIT Corp.	1,056	(0.36)%	3,300
State Street Corp.	2,967	(1.74)%	2,930
Alexandria Real Estate Equities, Inc.	893	(1.18)%	1,945
Host Hotels & Resorts, Inc.	16,657	(1.88)%	719
Healthpeak Properties, Inc.	4,632	(1.07)%	79
Wells Fargo & Co.	1,980	(0.64)%	(1,868)
Lincoln National Corp.	1,902	(0.91)%	(2,101)
Sunstone Hotel Investors, Inc.	16,180	(1.34)%	(3,692)
Outfront Media, Inc.	4,822	(0.84)%	(3,863)

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Pebblebrook Hotel Trust	5,851	(0.91)%	$(4,398)
Apple Hospitality REIT, Inc.	5,126	(0.56)%	(4,919)
Bank of America Corp.	6,705	(1.97)%	(5,889)
JPMorgan Chase & Co.	1,714	(1.94)%	(6,794)
Howard Hughes Corp.	1,467	(0.89)%	(8,627)
Comerica, Inc.	1,285	(0.72)%	(8,802)
Western Alliance Bancorporation	1,334	(1.01)%	(14,792)
UDR, Inc.	4,443	(1.63)%	(15,734)
Rayonier, Inc.	3,354	(0.83)%	(15,838)
Equinix, Inc.	315	(1.72)%	(23,040)
First Republic Bank	783	(1.05)%	(28,637)
Rexford Industrial Realty, Inc.	2,834	(1.11)%	(52,929)
Sun Communities, Inc.	1,283	(1.65)%	(64,913)
Total Financial			(108,501)

Industrial
Stericycle, Inc.	3,902	(1.84)%	21,122
Jacobs Engineering Group, Inc.	2,018	(1.85)%	14,289
US Ecology, Inc.	2,290	(0.51)%	11,666
Harsco Corp.	6,485	(0.76)%	8,088
Boeing Co.	1,043	(1.59)%	5,962
TransDigm Group, Inc.	151	(0.65)%	1,165
General Electric Co.	646	(0.46)%	(753)
Waste Management, Inc.	1,766	(1.83)%	(22,248)
Republic Services, Inc. — Class A	2,181	(1.81)%	(23,387)
Tetra Tech, Inc.	689	(0.71)%	(39,425)
Casella Waste Systems, Inc. — Class A	3,129	(1.65)%	(63,068)
Total Industrial			(86,589)

Utilities
ONE Gas, Inc.	3,038	(1.33)%	42,577
Atmos Energy Corp.	2,798	(1.71)%	34,985
Edison International	4,651	(1.79)%	11,443
CenterPoint Energy, Inc.	2,908	(0.50)%	3,700
Total Utilities			92,705

Consumer, Non-cyclical
Teladoc Health, Inc.	1,282	(1.13)%	22,726
ManpowerGroup, Inc.	1,633	(1.22)%	18,045
Brink’s Co.	984	(0.43)%	12,660
Guardant Health, Inc.	1,307	(1.13)%	2,484
CoStar Group, Inc.	3,155	(1.88)%	(5)
Sysco Corp.	1,017	(0.55)%	(1,075)
Total Consumer, Non-cyclical			54,835

Energy
Schlumberger N.V.	5,122	(1.05)%	27,217
Sunrun, Inc.	1,545	(0.47)%	2,582
Helmerich & Payne, Inc.	2,031	(0.39)%	(1,257)
Phillips 66	3,934	(1.91)%	(2,352)
NOV, Inc.	4,152	(0.38)%	(4,306)
Hess Corp.	859	(0.46)%	(7,017)
Patterson-UTI Energy, Inc.	11,297	(0.70)%	(14,116)
Pioneer Natural Resources Co.	1,836	(2.12)%	(18,474)
Valero Energy Corp.	4,218	(2.06)%	(25,534)
Devon Energy Corp.	2,704	(0.67)%	(27,593)
Diamondback Energy, Inc.	1,530	(1.00)%	(29,647)
Range Resources Corp.	5,647	(0.89)%	(30,322)
Halliburton Co.	12,406	(1.86)%	(30,887)
Total Energy			(161,706)

Consumer, Cyclical
United Airlines Holdings, Inc.	5,882	(1.94)%	26,783
JetBlue Airways Corp.	15,403	(1.63)%	25,057
Freshpet, Inc.	832	(0.82)%	15,406
DraftKings, Inc. — Class A	1,081	(0.36)%	13,433
Spirit Airlines, Inc.	3,574	(0.64)%	6,642
Alaska Air Group, Inc.	3,264	(1.33)%	5,429
Delta Air Lines, Inc.	6,738	(1.99)%	1,730
Southwest Airlines Co.	4,436	(1.58)%	(8,829)
American Airlines Group, Inc.	13,918	(1.98)%	(15,347)
Royal Caribbean Cruises Ltd.	1,632	(1.01)%	(16,117)
Total Consumer, Cyclical			54,187

Communications
Okta, Inc.	614	(1.01)%	13,131
Uber Technologies, Inc.	3,256	(1.01)%	8,746
Chewy, Inc. — Class A	730	(0.34)%	6,428
Anaplan, Inc.	1,246	(0.53)%	2,128
Lyft, Inc. — Class A	2,530	(0.94)%	(14,350)
Total Communications			16,083

Technology
Clarivate plc	6,056	(0.92)%	28,354
Coupa Software, Inc.	477	(0.72)%	22,567
DocuSign, Inc.	233	(0.42)%	12,251
Twilio, Inc. — Class A	174	(0.38)%	8,386
Splunk, Inc.	610	(0.61)%	8,355
Everbridge, Inc.	479	(0.50)%	7,403
KBR, Inc.	6,877	(1.88)%	4,291
Zscaler, Inc.	285	(0.52)%	(196)
Smartsheet, Inc. — Class A	814	(0.39)%	(4,660)
Ceridian HCM Holding, Inc.	805	(0.63)%	(18,514)
Total Technology			68,237

Basic Materials
International Flavors & Fragrances, Inc.	1,601	(1.48)%	24,932
Total MS Equity Short Custom Basket			$(45,817)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY LONG CUSTOM BASKET
Industrial
Watts Water Technologies, Inc. — Class A	438	0.84%	$9,775
Acuity Brands, Inc.	143	0.29%	6,742
Waters Corp.	73	0.29%	5,762
AGCO Corp.	185	0.25%	3,111
Lincoln Electric Holdings, Inc.	240	0.34%	2,154
Pentair plc	325	0.26%	1,407
Louisiana-Pacific Corp.	530	0.36%	471
Owens Corning	468	0.44%	109
Albany International Corp. — Class A	327	0.28%	(172)
Oshkosh Corp.	258	0.29%	(176)
Keysight Technologies, Inc.	316	0.58%	(452)
Sanmina Corp.	614	0.26%	(1,133)
Mueller Industries, Inc.	770	0.35%	(1,479)
OSI Systems, Inc.	550	0.58%	(1,609)
3M Co.	212	0.41%	(2,104)
Snap-on, Inc.	433	1.01%	(2,656)
Hillenbrand, Inc.	560	0.27%	(2,778)
Sturm Ruger & Company, Inc.	1,079	0.89%	(2,909)
Huntington Ingalls Industries, Inc.	345	0.74%	(3,769)
Boise Cascade Co.	657	0.39%	(4,022)
Timken Co.	439	0.32%	(4,397)
Vishay Intertechnology, Inc.	2,553	0.57%	(4,917)
A O Smith Corp.	565	0.38%	(4,977)
Donaldson Company, Inc.	1,271	0.81%	(5,815)
Worthington Industries, Inc.	1,374	0.80%	(7,837)
Eagle Materials, Inc.	424	0.62%	(8,195)
Toro Co.	908	0.98%	(8,595)
MDU Resources Group, Inc.	2,834	0.93%	(9,332)
Total Industrial			(47,793)

Consumer, Cyclical
AutoZone, Inc.	60	1.13%	20,003
AutoNation, Inc.	553	0.75%	15,288
Gentherm, Inc.	523	0.47%	9,340
Dick’s Sporting Goods, Inc.	395	0.53%	3,690
Brunswick Corp.	691	0.73%	1,281
Yum! Brands, Inc.	720	0.98%	1,097
Sleep Number Corp.	407	0.42%	549
Gentex Corp.	3,186	1.17%	455
NVR, Inc.	6	0.32%	(171)
MarineMax, Inc.	451	0.24%	(176)
Buckle, Inc.	1,498	0.66%	(462)
Williams-Sonoma, Inc.	119	0.23%	(496)
Zumiez, Inc.	821	0.36%	(1,084)
Tri Pointe Homes, Inc.	997	0.23%	(1,312)
Polaris, Inc.	476	0.63%	(1,947)
WW Grainger, Inc.	68	0.30%	(2,612)
Carter’s, Inc.	478	0.52%	(2,671)
Jack in the Box, Inc.	251	0.27%	(2,744)
MSC Industrial Direct Company, Inc. — Class A	595	0.53%	(3,002)
Autoliv, Inc.	607	0.58%	(3,422)
Big Lots, Inc.	766	0.37%	(3,482)
Acushnet Holdings Corp.	1,109	0.58%	(3,808)
Cummins, Inc.	367	0.92%	(4,538)
Dolby Laboratories, Inc. — Class A	633	0.62%	(5,538)
Whirlpool Corp.	285	0.65%	(6,387)
Allison Transmission Holdings, Inc.	2,091	0.82%	(8,222)
Hibbett, Inc.	356	0.28%	(9,741)
Foot Locker, Inc.	875	0.44%	(10,365)
Total Consumer, Cyclical			(20,477)

Consumer, Non-cyclical
Innoviva, Inc.	6,387	1.19%	15,134
Eagle Pharmaceuticals, Inc.	1,316	0.82%	13,092
Bio-Rad Laboratories, Inc. — Class A	87	0.72%	10,968
Enanta Pharmaceuticals, Inc.	413	0.26%	6,169
Blueprint Medicines Corp.	434	0.50%	5,890
McKesson Corp.	159	0.35%	5,873
Regeneron Pharmaceuticals, Inc.	47	0.32%	5,572
Prestige Consumer Healthcare, Inc.	876	0.55%	4,744
Coherus Biosciences, Inc.	3,233	0.58%	4,599
Pfizer, Inc.	654	0.31%	4,237
United Therapeutics Corp.	291	0.60%	4,217
Molson Coors Beverage Co. — Class B	700	0.36%	3,861
H&R Block, Inc.	3,781	1.05%	2,619
PerkinElmer, Inc.	269	0.52%	2,152
Gilead Sciences, Inc.	1,368	1.06%	1,952
Hologic, Inc.	964	0.79%	834
Vector Group Ltd.	761	0.11%	787
Exelixis, Inc.	1,519	0.36%	441
Merck & Company, Inc.	699	0.58%	435
Vanda Pharmaceuticals, Inc.	2,949	0.56%	(951)
Quest Diagnostics, Inc.	623	1.01%	(1,010)
EVERTEC, Inc.	1,631	0.83%	(1,096)
Sage Therapeutics, Inc.	535	0.26%	(1,321)

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Grand Canyon Education, Inc.	279	0.27%	$(1,326)
Perdoceo Education Corp.	6,393	0.75%	(1,778)
Bruker Corp.	335	0.29%	(1,786)
Amphastar Pharmaceuticals, Inc.	1,959	0.41%	(2,194)
Vertex Pharmaceuticals, Inc.	149	0.30%	(2,233)
Laboratory Corporation of America Holdings	104	0.33%	(2,439)
Corcept Therapeutics, Inc.	2,258	0.49%	(4,569)
Amgen, Inc.	322	0.76%	(4,995)
USANA Health Sciences, Inc.	852	0.87%	(5,461)
John B Sanfilippo & Son, Inc.	1,160	1.05%	(5,640)
Philip Morris International, Inc.	659	0.69%	(7,042)
Incyte Corp.	614	0.47%	(7,169)
Bristol-Myers Squibb Co.	1,497	0.98%	(7,779)
Herbalife Nutrition Ltd.	923	0.43%	(9,026)
Total Consumer, Non-cyclical			25,761

Utilities
IDACORP, Inc.	859	0.99%	3,779
Public Service Enterprise Group, Inc.	704	0.48%	2,847
American States Water Co.	910	0.87%	1,621
Southern Co.	698	0.48%	1,568
Sempra Energy	221	0.31%	(417)
UGI Corp.	1,959	0.93%	(608)
National Fuel Gas Co.	1,888	1.10%	(1,206)
CMS Energy Corp.	1,223	0.81%	(1,381)
DTE Energy Co.	487	0.60%	(1,463)
Chesapeake Utilities Corp.	698	0.93%	(1,471)
MGE Energy, Inc.	1,132	0.92%	(3,958)
Total Utilities			(689)

Communications
Juniper Networks, Inc.	1,552	0.47%	3,340
Cisco Systems, Inc.	1,663	1.01%	2,560
Fox Corp. — Class A	593	0.26%	1,467
Ciena Corp.	409	0.23%	1,088
F5 Networks, Inc.	162	0.36%	932
VeriSign, Inc.	168	0.38%	650
Nexstar Media Group, Inc. — Class A	212	0.36%	491
World Wrestling Entertainment, Inc. — Class A	554	0.35%	(561)
Arista Networks, Inc.	80	0.31%	(1,631)
Yelp, Inc. — Class A	1,135	0.47%	(1,754)
InterDigital, Inc.	569	0.43%	(2,188)
Viavi Solutions, Inc.	5,823	1.02%	(2,547)
Cogent Communications Holdings, Inc.	556	0.44%	(3,089)
Telephone & Data Systems, Inc.	1,210	0.26%	(4,654)
Omnicom Group, Inc.	1,331	1.07%	(6,090)
Total Communications			(11,986)

Financial
Synchrony Financial	2,049	1.11%	5,974
Houlihan Lokey, Inc.	560	0.57%	5,657
Allstate Corp.	430	0.61%	5,043
Jefferies Financial Group, Inc.	830	0.34%	4,154
Raymond James Financial, Inc.	891	0.91%	3,201
Stewart Information Services Corp.	1,264	0.89%	2,424
Janus Henderson Group plc	905	0.42%	1,606
MGIC Investment Corp.	1,655	0.28%	856
Enstar Group Ltd.	434	1.13%	831
First American Financial Corp.	404	0.30%	371
Federated Hermes, Inc. — Class B	1,209	0.44%	140
Markel Corp.	26	0.35%	(283)
Safety Insurance Group, Inc.	1,221	1.08%	(305)
Discover Financial Services	441	0.60%	(325)
Radian Group, Inc.	1,650	0.42%	(453)
Everest Re Group Ltd.	158	0.44%	(566)
Arch Capital Group Ltd.	1,217	0.52%	(1,052)
Industrial Logistics Properties Trust	710	0.20%	(1,119)
SEI Investments Co.	588	0.39%	(1,406)
Artisan Partners Asset Management, Inc. — Class A	442	0.24%	(1,691)
BankUnited, Inc.	1,330	0.62%	(1,796)
Interactive Brokers Group, Inc. — Class A	813	0.56%	(2,057)
Piper Sandler Cos.	413	0.64%	(2,220)
AMERISAFE, Inc.	1,287	0.80%	(2,563)
Essent Group Ltd.	1,024	0.50%	(2,708)
OneMain Holdings, Inc.	1,071	0.66%	(2,784)
Brandywine Realty Trust	3,532	0.53%	(2,818)
Affiliated Managers Group, Inc.	257	0.43%	(3,143)
Evercore, Inc. — Class A	647	0.96%	(3,906)
Hanover Insurance Group, Inc.	640	0.92%	(5,275)
Mercury General Corp.	1,698	1.05%	(6,970)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Old Republic International Corp.	3,861	0.99%	$(9,808)
Total Financial			(22,991)

Basic Materials
NewMarket Corp.	119	0.45%	576
Royal Gold, Inc.	177	0.19%	(3,182)
Ingevity Corp.	312	0.25%	(3,596)
Reliance Steel & Aluminum Co.	210	0.33%	(6,393)
Nucor Corp.	442	0.48%	(7,268)
Total Basic Materials			(19,863)

Technology
NetApp, Inc.	938	0.94%	7,175
Seagate Technology Holdings plc	448	0.41%	6,352
CSG Systems International, Inc.	2,027	1.09%	4,994
Texas Instruments, Inc.	154	0.33%	4,752
Progress Software Corp.	1,940	1.06%	4,146
ExlService Holdings, Inc.	194	0.27%	3,116
Cirrus Logic, Inc.	1,068	0.98%	513
HP, Inc.	1,785	0.54%	(189)
Intel Corp.	772	0.46%	(249)
Lumentum Holdings, Inc.	527	0.49%	(421)
Rambus, Inc.	3,916	0.97%	(423)
CommVault Systems, Inc.	246	0.21%	(2,168)
Oracle Corp.	723	0.70%	(2,198)
Dropbox, Inc. — Class A	1,067	0.35%	(3,399)
Xperi Holding Corp.	1,759	0.37%	(3,750)
Qorvo, Inc.	277	0.51%	(5,508)
Kulicke & Soffa Industries, Inc.	418	0.27%	(6,330)
Total Technology			6,413

Energy
Equitrans Midstream Corp.	2,694	0.30%	2,613
Antero Midstream Corp.	2,371	0.27%	(14)
Total Energy			2,599
Total GS Equity Long Custom Basket			$(89,026)

GS EQUITY SHORT CUSTOM BASKET
Financial
Americold Realty Trust	7,330	(1.47)%	$63,517
Digital Realty Trust, Inc.	1,556	(1.56)%	20,531
JBG SMITH Properties	5,348	(1.10)%	18,573
Safehold, Inc.	1,164	(0.58)%	15,356
Crown Castle International Corp.	413	(0.50)%	8,642
CyrusOne, Inc.	1,662	(0.89)%	5,885
Ventas, Inc.	1,215	(0.46)%	5,707
Equitable Holdings, Inc.	4,124	(0.85)%	4,965
Welltower, Inc.	3,134	(1.79)%	3,568
Apartment Income REIT Corp.	1,056	(0.36)%	3,305
State Street Corp.	2,967	(1.74)%	3,053
Alexandria Real Estate Equities, Inc.	893	(1.18)%	1,866
Host Hotels & Resorts, Inc.	16,657	(1.88)%	604
Healthpeak Properties, Inc.	4,632	(1.07)%	91
Lincoln National Corp.	1,902	(0.91)%	(1,724)
Wells Fargo & Co.	1,980	(0.64)%	(1,849)
Outfront Media, Inc.	4,822	(0.84)%	(3,829)
Sunstone Hotel Investors, Inc.	16,180	(1.34)%	(4,210)
Pebblebrook Hotel Trust	5,851	(0.91)%	(4,546)
Apple Hospitality REIT, Inc.	5,126	(0.56)%	(4,897)
Bank of America Corp.	6,705	(1.97)%	(5,858)
JPMorgan Chase & Co.	1,714	(1.94)%	(7,157)
Howard Hughes Corp.	1,467	(0.89)%	(8,377)
Comerica, Inc.	1,285	(0.72)%	(8,557)
Western Alliance Bancorporation	1,334	(1.01)%	(14,850)
UDR, Inc.	4,443	(1.63)%	(15,666)
Rayonier, Inc.	3,354	(0.83)%	(15,748)
Equinix, Inc.	315	(1.72)%	(20,381)
First Republic Bank	783	(1.05)%	(28,695)
Rexford Industrial Realty, Inc.	2,834	(1.11)%	(45,269)
Sun Communities, Inc.	1,283	(1.65)%	(56,442)
Total Financial			(92,392)

Technology
Clarivate plc	6,056	(0.92)%	28,319
Coupa Software, Inc.	477	(0.72)%	22,437
DocuSign, Inc.	233	(0.42)%	12,092
Twilio, Inc. — Class A	174	(0.38)%	8,317
Splunk, Inc.	610	(0.61)%	8,302
Everbridge, Inc.	479	(0.50)%	7,368
KBR, Inc.	6,877	(1.88)%	4,002
Zscaler, Inc.	285	(0.52)%	(224)
Smartsheet, Inc. — Class A	814	(0.39)%	(4,731)
Ceridian HCM Holding, Inc.	805	(0.63)%	(18,607)
Total Technology			67,275

Consumer, Non-cyclical
Teladoc Health, Inc.	1,282	(1.13)%	22,643
ManpowerGroup, Inc.	1,633	(1.22)%	17,944
Brink’s Co.	984	(0.43)%	12,592
Guardant Health, Inc.	1,307	(1.13)%	2,469
CoStar Group, Inc.	3,155	(1.88)%	(309)
Sysco Corp.	1,017	(0.55)%	(1,011)
Total Consumer, Non-cyclical			54,328

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Energy
Schlumberger N.V.	5,122	(1.05)%	$27,388
Sunrun, Inc.	1,545	(0.47)%	2,693
Helmerich & Payne, Inc.	2,031	(0.39)%	(1,285)
Phillips 66	3,934	(1.91)%	(3,249)
NOV, Inc.	4,152	(0.38)%	(4,329)
Hess Corp.	859	(0.46)%	(7,164)
Patterson-UTI Energy, Inc.	11,297	(0.70)%	(14,059)
Pioneer Natural Resources Co.	1,836	(2.12)%	(18,661)
Valero Energy Corp.	4,218	(2.06)%	(26,654)
Devon Energy Corp.	2,704	(0.67)%	(27,783)
Range Resources Corp.	5,647	(0.89)%	(29,819)
Diamondback Energy, Inc.	1,530	(1.00)%	(30,275)
Halliburton Co.	12,406	(1.86)%	(31,050)
Total Energy			(164,247)

Utilities
ONE Gas, Inc.	3,038	(1.33)%	42,501
Atmos Energy Corp.	2,798	(1.71)%	34,789
Edison International	4,651	(1.79)%	10,935
CenterPoint Energy, Inc.	2,908	(0.50)%	3,698
Total Utilities			91,923

Consumer, Cyclical
United Airlines Holdings, Inc.	5,882	(1.94)%	26,762
JetBlue Airways Corp.	15,403	(1.63)%	25,013
Freshpet, Inc.	832	(0.82)%	15,457
DraftKings, Inc. — Class A	1,081	(0.36)%	13,471
Spirit Airlines, Inc.	3,574	(0.64)%	6,365
Alaska Air Group, Inc.	3,264	(1.33)%	5,307
Delta Air Lines, Inc.	6,738	(1.99)%	1,730
Southwest Airlines Co.	4,436	(1.58)%	(8,820)
American Airlines Group, Inc.	13,918	(1.98)%	(15,649)
Royal Caribbean Cruises Ltd.	1,632	(1.01)%	(16,107)
Total Consumer, Cyclical			53,529

Industrial
Stericycle, Inc.	3,902	(1.84)%	21,263
Jacobs Engineering Group, Inc.	2,018	(1.85)%	14,313
US Ecology, Inc.	2,290	(0.51)%	11,673
Harsco Corp.	6,485	(0.76)%	8,025
Boeing Co.	1,043	(1.59)%	5,762
TransDigm Group, Inc.	151	(0.65)%	1,172
General Electric Co.	646	(0.46)%	(780)
Waste Management, Inc.	1,766	(1.83)%	(22,269)
Republic Services, Inc. — Class A	2,181	(1.81)%	(23,848)
Tetra Tech, Inc.	689	(0.71)%	(39,453)
Casella Waste Systems, Inc. — Class A	3,129	(1.65)%	(63,196)
Total Industrial			(87,338)

Communications
Okta, Inc.	614	(1.01)%	13,080
Uber Technologies, Inc.	3,256	(1.01)%	8,795
Chewy, Inc. — Class A	730	(0.34)%	6,370
Anaplan, Inc.	1,246	(0.53)%	2,087
Lyft, Inc. — Class A	2,530	(0.94)%	(14,512)
Total Communications			15,820

Basic Materials
International Flavors & Fragrances, Inc.	1,601	(1.48)%	24,572
Total GS Equity Short Custom Basket			$(36,530)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at September 30, 2021.
[2]	Rate indicated is the 7-day yield as of September 30, 2021.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
ALPHA OPPORTUNITY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,753,015	$—	$—	$32,753,015
Money Market Fund	3,173,294	—	—	3,173,294
Total Assets	$35,926,309	$—	$—	$35,926,309

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$272,911	$—	$272,911

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $35,369,449)	$35,926,309
Cash	297
Prepaid expenses	24,624
Receivables:
Dividends	54,416
Fund shares sold	89
Interest	14
Total assets	36,005,749

Liabilities:
Unrealized depreciation on OTC swap agreements	272,911
Payable for:
Swap settlement	670,379
Management fees	25,797
Fund accounting/administration fees	5,832
Trustees’ fees*	5,450
Transfer agent/maintenance fees	5,012
Due to Investment Adviser	3,500
Distribution and service fees	1,275
Fund shares redeemed	27
Miscellaneous	63,417
Total liabilities	1,053,600
Net assets	$34,952,149

Net assets consist of:
Paid in capital	$62,385,783
Total distributable earnings (loss)	(27,433,634)
Net assets	$34,952,149

A-Class:
Net assets	$3,041,598
Capital shares outstanding	168,466
Net asset value per share	$18.05
Maximum offering price per share (Net asset value divided by 95.25%)	$18.95

C-Class:
Net assets	$277,491
Capital shares outstanding	17,606
Net asset value per share	$15.76

P-Class:
Net assets	$1,855,080
Capital shares outstanding	101,864
Net asset value per share	$18.21

Institutional Class:
Net assets	$29,777,980
Capital shares outstanding	1,126,102
Net asset value per share	$26.44

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends	$847,124
Interest	108
Total investment income	847,232

Expenses:
Management fees	328,770
Distribution and service fees:
A-Class	8,130
C-Class	3,055
P-Class	4,223
Transfer agent/maintenance fees:
A-Class	5,698
C-Class	761
P-Class	3,358
Institutional Class	21,516
Registration fees	79,513
Professional fees	46,574
Fund accounting/administration fees	32,934
Custodian fees	23,054
Trustees’ fees*	20,312
Line of credit fees	1,642
Interest expense	78
Miscellaneous	14,518
Recoupment of previously waived fees:
A-Class	483
C-Class	22
P-Class	120
Institutional Class	4,893
Total expenses	599,654
Less:
Expenses reimbursed by Adviser:
A-Class	(4,508)
C-Class	(626)
P-Class	(2,682)
Institutional Class	(13,216)
Expenses waived by Adviser	(13,704)
Total waived/reimbursed expenses	(34,736)
Net expenses	564,918
Net investment income	282,314

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,029,762
Swap agreements	(9,106,066)
Net realized gain	923,696
Net change in unrealized appreciation (depreciation) on:
Investments	1,093,710
Swap agreements	733,262
Net change in unrealized appreciation (depreciation)	1,826,972
Net realized and unrealized gain	2,750,668
Net increase in net assets resulting from operations	$3,032,982

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$282,314	$560,342
Net realized gain (loss) on investments	923,696	(4,172,863)
Net change in unrealized appreciation (depreciation) on investments	1,826,972	(1,111,702)
Net increase (decrease) in net assets resulting from operations	3,032,982	(4,724,223)

Distributions to shareholders:
A-Class	(41,923)	(62,477)
C-Class	(666)	—
P-Class	(18,203)	(14,549)
Institutional Class	(351,160)	(785,413)
Total distributions to shareholders	(411,952)	(862,439)

Capital share transactions:
Proceeds from sale of shares
A-Class	168,044	257,347
C-Class	3,300	5,850
P-Class	941,686	395,733
Institutional Class	434,959	1,995,224
Distributions reinvested
A-Class	39,965	60,267
C-Class	628	—
P-Class	18,203	14,549
Institutional Class	345,735	776,126
Cost of shares redeemed
A-Class	(814,018)	(3,940,371)
C-Class	(102,868)	(339,528)
P-Class	(351,042)	(1,089,176)
Institutional Class	(5,557,148)	(44,596,146)
Net decrease from capital share transactions	(4,872,556)	(46,460,125)
Net decrease in net assets	(2,251,526)	(52,046,787)

Net assets:
Beginning of year	37,203,675	89,250,462
End of year	$34,952,149	$37,203,675

Capital share activity:
Shares sold
A-Class	9,329	14,992
C-Class	215	398
P-Class	52,371	22,812
Institutional Class	16,972	82,744
Shares issued from reinvestment of distributions
A-Class	2,300	3,442
C-Class	41	—
P-Class	1,038	823
Institutional Class	13,612	30,436
Shares redeemed
A-Class	(46,125)	(235,922)
C-Class	(6,688)	(22,693)
P-Class	(19,588)	(64,097)
Institutional Class	(212,990)	(1,931,549)
Net decrease in shares	(189,513)	(2,098,614)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$16.89	$17.42	$19.15	$21.10	$19.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.11	.12	.10	.31
Net gain (loss) on investments (realized and unrealized)	1.27	(.48)	(1.64)	(.60)	1.72
Total from investment operations	1.37	(.37)	(1.52)	(.50)	2.03
Less distributions from:
Net investment income	(.21)	(.16)	(.21)	—	—
Net realized gains	—	—	—	(1.45)	(.01)
Total distributions	(.21)	(.16)	(.21)	(1.45)	(.01)
Net asset value, end of period	$18.05	$16.89	$17.42	$19.15	$21.10

Total Return[b]	8.17%	(2.15%)	(7.97%)	(2.90%)	10.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,042	$3,429	$7,326	$11,243	$15,011
Ratios to average net assets:
Net investment income (loss)	0.56%	0.65%	0.64%	0.51%	1.49%
Total expenses[c]	1.94%	1.73%	1.65%	1.54%	2.21%
Net expenses[d,e,f]	1.76%	1.69%	1.64%	1.54%	2.17%
Portfolio turnover rate	169%	209%	126%	255%	92%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$14.71	$15.16	$16.61	$18.62	$16.96
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.02)	(.03)	(.05)	.09
Net gain (loss) on investments (realized and unrealized)	1.11	(.43)	(1.42)	(.51)	1.58
Total from investment operations	1.08	(.45)	(1.45)	(.56)	1.67
Less distributions from:
Net investment income	(.03)	—	—	—	—
Net realized gains	—	—	—	(1.45)	(.01)
Total distributions	(.03)	—	—	(1.45)	(.01)
Net asset value, end of period	$15.76	$14.71	$15.16	$16.61	$18.62

Total Return[b]	7.37%	(2.97%)	(8.73%)	(3.65%)	9.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$277	$354	$702	$1,036	$2,508
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.15%)	(0.20%)	(0.31%)	0.47%
Total expenses[c]	2.75%	2.72%	2.55%	2.34%	2.94%
Net expenses[d,e,f]	2.51%	2.51%	2.48%	2.31%	2.88%
Portfolio turnover rate	169%	209%	126%	255%	92%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$17.06	$17.56	$19.23	$21.19	$19.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.12	.11	.10	(.06)
Net gain (loss) on investments (realized and unrealized)	1.28	(.49)	(1.64)	(.61)	2.15
Total from investment operations	1.38	(.37)	(1.53)	(.51)	2.09
Less distributions from:
Net investment income	(.23)	(.13)	(.14)	—	—
Net realized gains	—	—	—	(1.45)	(.01)
Total distributions	(.23)	(.13)	(.14)	(1.45)	(.01)
Net asset value, end of period	$18.21	$17.06	$17.56	$19.23	$21.19

Total Return	8.17%	(2.11%)	(7.99%)	(2.93%)	11.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,855	$1,161	$1,905	$4,525	$7,720
Ratios to average net assets:
Net investment income (loss)	0.54%	0.70%	0.59%	0.47%	(0.31%)
Total expenses[c]	1.96%	1.67%	1.67%	1.58%	1.75%
Net expenses[d,e,f]	1.76%	1.64%	1.66%	1.57%	1.72%
Portfolio turnover rate	169%	209%	126%	255%	92%

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$24.65	$25.37	$27.77	$29.86	$26.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.25	.28	.27	.12
Net gain (loss) on investments (realized and unrealized)	1.85	(.72)	(2.37)	(.91)	2.93
Total from investment operations	2.07	(.47)	(2.09)	(.64)	3.05
Less distributions from:
Net investment income	(.28)	(.25)	(.31)	—	—
Net realized gains	—	—	—	(1.45)	(.01)
Total distributions	(.28)	(.25)	(.31)	(1.45)	(.01)
Net asset value, end of period	$26.44	$24.65	$25.37	$27.77	$29.86

Total Return	8.46%	(1.87%)	(7.57%)	(2.50%)	11.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,778	$32,260	$79,318	$181,095	$196,180
Ratios to average net assets:
Net investment income (loss)	0.82%	1.00%	1.05%	0.94%	0.40%
Total expenses[c]	1.58%	1.36%	1.22%	1.12%	1.38%
Net expenses[d,e,f]	1.50%	1.36%	1.21%	1.12%	1.37%
Portfolio turnover rate	169%	209%	126%	255%	92%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.01%	0.02%	0.09%	0.02%	0.32%
C-Class	0.01%	0.01%	0.04%	0.07%	0.64%
P-Class	0.01%	0.01%	0.03%	0.04%	—
Institutional Class	0.02%	0.00%*	0.00%*	—	0.01%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.76%	1.69%	1.64%	1.52%	2.00%
C-Class	2.51%	2.51%	2.48%	2.30%	2.71%
P-Class	1.76%	1.64%	1.66%	1.56%	1.68%
Institutional Class	1.50%	1.36%	1.21%	1.11%	1.28%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders:

Guggenheim Large Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and performance of the Fund for the fiscal year ended September 30, 2021.

For the fiscal year ended September 30, 2021, Guggenheim Large Cap Value Fund returned 40.59%1, compared with the 35.01% return of its benchmark, the Russell 1000® Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained, volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Rising interest rates, the reopening of the economy following the pandemic, and a historically wide valuation gap between growth and value sectors were among the factors that, in a reversal from the last few years, saw value stocks solidly outperform growth stocks over the period, particularly in the small capitalization space. Early on, the smallest and most sensitive to an improving economy advanced the most, but larger, more growth-focused names stepped up as the market grew concerned about the Delta variant, peak profitability, rising input prices, logistical challenges, and shortages. The Fund, which tends to own the smaller and more value-focused companies in the benchmark, lagged its benchmark at times throughout the period.

The Fund benefited from strong security selection, with the leading sector contributors Materials, Financial, and Energy. In Materials, commodity price inflation on the back of an improving economy benefitted steel names such as Nucor and Reliance Steel as well as specialty chemical companies like Olin Corp. and Westlake Chemical Corp.

A steepening yield curve and improving credit fundamentals helped the Fund’s financial holdings outperform those in the benchmark, and the impact was magnified by the sector’s large weighting, the largest in both the Fund and the benchmark. Major banks such as Citigroup, Inc., Morgan Stanley, and Wells Fargo were leading contributors, as were some regional banks like KeyCorp and Zions Bancorp.

Selection in Energy was also a relative contributor to performance, as the sector benefitted from the rise in price of both oil and natural gas. An emphasis on exploration and production companies was helpful, especially for natural gas-oriented Range Resources; integrated oil companies Marathon Oil and ConocoPhillips were the main sector contributors. Another significant contributor was Parsley Energy, an oil and gas company which was acquired by Pioneer Natural Resources during the period.

The principal sector detractor for the period was Communication Services, offset by an underweighting of the sector as a whole. The main detractor was an active underweight in Alphabet and an overweight position in Verizon Communications. The Fund favored Verizon over AT&T, which underperformed for the period. Stock selection detracted slightly in Industrials, where the largest detractor was FedEx Corp, which cited higher labor costs and supply-chain issues in its weaker-than-expected earnings report late in the period.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, the size of companies it owns is typically smaller, given their often-better growth opportunities.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2021

At the end of the period, the Fund’s largest sector overweights relative to the benchmark were in Energy and Utilities. The Fund’s largest sector underweight was in Financials; as noted, the Fund moved from an overweight at the beginning of the period an underweight by period end. Other sector underweights at period end were Health Care and Industrials.

Portfolio and Market Outlook

The market outlook is indeed murkier than usual. The expectation of a government and a Federal Reserve (“Fed”) willing to do whatever is necessary to help the economy and the markets will need to meet the growing limitations that an increasingly indebted nation must eventually face. However, near term benefits of stimulus money and a Fed willing to commit to near zero interest rates for an indefinite period suggest a buoyant near-term outlook. The eventual outcome of the stimulus bill being debated in Congress and the Fed’s tapering process also promise to be significant but unpredictable market movers.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	June 7, 2013

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	2.7%
Verizon Communications, Inc.	2.3%
Johnson & Johnson	2.3%
Berkshire Hathaway, Inc. — Class B	2.3%
Wells Fargo & Co.	2.2%
Tyson Foods, Inc. — Class A	2.1%
Bank of America Corp.	2.0%
Comcast Corp. — Class A	2.0%
Micron Technology, Inc.	1.9%
Chevron Corp.	1.7%
Top Ten Total	21.5%

“Ten Largest Holdings” excludes any temporary cash investments.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares	40.59%	10.79%	12.56%
A-Class Shares with sales charge‡	33.93%	9.72%	12.01%
C-Class Shares	39.55%	9.95%	11.72%
C-Class Shares with CDSC§	38.55%	9.95%	11.72%
Russell 1000 Value Index	35.01%	10.94%	13.51%

	1 Year	5 Year	Since Inception (06/07/13)
Institutional Class Shares	40.93%	11.05%	9.89%
Russell 1000 Value Index	35.01%	10.94%	10.34%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	40.60%	10.78%	8.94%
Russell 1000 Value Index	35.01%	10.94%	9.19%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS	September 30, 2021
LARGE CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 95.3%

Consumer, Non-cyclical - 21.1%
Johnson & Johnson	5,594	$903,431
Tyson Foods, Inc. — Class A	10,678	842,921
Humana, Inc.	1,615	628,477
HCA Healthcare, Inc.	2,319	562,868
Archer-Daniels-Midland Co.	8,690	521,487
McKesson Corp.	2,560	510,413
Ingredion, Inc.	5,561	494,985
Medtronic plc	3,632	455,271
Quest Diagnostics, Inc.	3,026	439,708
Henry Schein, Inc.*	5,267	401,135
Merck & Company, Inc.	5,070	380,808
J M Smucker Co.	2,979	357,569
Bunge Ltd.	4,271	347,318
Encompass Health Corp.	4,310	323,422
Zimmer Biomet Holdings, Inc.	2,098	307,063
Amgen, Inc.	1,160	246,674
Pfizer, Inc.	4,927	211,910
Procter & Gamble Co.	1,438	201,033
Bristol-Myers Squibb Co.	2,895	171,297
Total Consumer, Non-cyclical		8,307,790

Financial - 20.3%
JPMorgan Chase & Co.	6,526	1,068,241
Berkshire Hathaway, Inc. — Class B*	3,256	888,693
Wells Fargo & Co.	18,543	860,581
Bank of America Corp.	18,761	796,404
Allstate Corp.	3,930	500,328
Citigroup, Inc.	6,742	473,154
STAG Industrial, Inc. REIT	10,180	399,565
Voya Financial, Inc.	5,629	345,564
Charles Schwab Corp.	4,430	322,681
Medical Properties Trust, Inc. REIT	15,422	309,520
Regions Financial Corp.	12,450	265,309
Jones Lang LaSalle, Inc.*	926	229,731
KeyCorp	10,260	221,821
Zions Bancorp North America	3,490	215,996
American Tower Corp. — Class A REIT	809	214,717
Park Hotels & Resorts, Inc. REIT*	10,682	204,453
Gaming and Leisure Properties, Inc. REIT	4,284	198,435
Mastercard, Inc. — Class A	531	184,618
American International Group, Inc.	3,078	168,952
BOK Financial Corp.	1,601	143,370
Total Financial		8,012,133

Consumer, Cyclical - 9.6%
Walmart, Inc.	4,354	606,861
LKQ Corp.*	9,048	455,295
Southwest Airlines Co.*	8,084	415,760
Kohl’s Corp.	8,436	397,251
DR Horton, Inc.	4,246	356,537
Home Depot, Inc.	996	326,947
Lear Corp.	2,052	321,097
PACCAR, Inc.	3,462	273,221
PVH Corp.*	2,358	242,379
Ralph Lauren Corp. — Class A	1,925	213,752
Penske Automotive Group, Inc.	1,844	185,506
Total Consumer, Cyclical		3,794,606

Communications - 9.4%
Verizon Communications, Inc.	16,953	915,632
Comcast Corp. — Class A	13,991	782,517
Cisco Systems, Inc.	7,671	417,532
Alphabet, Inc. — Class A*	144	384,987
T-Mobile US, Inc.*	2,662	340,097
FireEye, Inc.*	14,487	257,869
Walt Disney Co.*	1,396	236,161
Juniper Networks, Inc.	7,162	197,098
ViacomCBS, Inc. — Class B	4,802	189,727
Total Communications		3,721,620

Energy - 8.7%
Chevron Corp.	6,513	660,744
ConocoPhillips	9,454	640,698
Range Resources Corp.*	26,545	600,713
Marathon Oil Corp.	27,332	373,628
Cabot Oil & Gas Corp. — Class A	15,688	341,371
Pioneer Natural Resources Co.	1,695	282,235
Patterson-UTI Energy, Inc.	29,265	263,385
Exxon Mobil Corp.	4,271	251,220
Total Energy		3,413,994

Technology - 7.9%
Micron Technology, Inc.	10,697	759,273
Skyworks Solutions, Inc.	2,744	452,156
DXC Technology Co.*	12,680	426,175
Leidos Holdings, Inc.	4,043	388,653
Apple, Inc.	2,661	376,531
Qorvo, Inc.*	2,163	361,632
Amdocs Ltd.	2,777	210,247
Cerner Corp.	2,157	152,112
Total Technology		3,126,779

Industrial - 6.8%
Johnson Controls International plc	7,830	533,066
L3Harris Technologies, Inc.	1,908	420,218
Knight-Swift Transportation Holdings, Inc.	7,758	396,822
Valmont Industries, Inc.	1,520	357,383
Curtiss-Wright Corp.	2,333	294,378
Owens Corning	2,852	243,846
FedEx Corp.	990	217,097
Advanced Energy Industries, Inc.	2,211	194,015
Total Industrial		2,656,825

Utilities - 6.7%
Exelon Corp.	13,360	645,822
Public Service Enterprise Group, Inc.	8,648	526,663
Edison International	7,992	443,316
Duke Energy Corp.	3,801	370,940
Pinnacle West Capital Corp.	4,002	289,585
NiSource, Inc.	8,523	206,512

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
LARGE CAP VALUE FUND

	Shares	Value
PPL Corp.	5,782	$161,202
Total Utilities		2,644,040

Basic Materials - 4.8%
Huntsman Corp.	20,447	605,027
Westlake Chemical Corp.	5,207	474,566
Reliance Steel & Aluminum Co.	1,872	266,610
Nucor Corp.	1,978	194,813
International Flavors & Fragrances, Inc.	1,105	147,761
Dow, Inc.	2,118	121,912
DuPont de Nemours, Inc.	1,392	94,642
Total Basic Materials		1,905,331

Total Common Stocks
(Cost $28,307,005)		37,583,118

MONEY MARKET FUND† - 4.9%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	1,935,173	1,935,173
Total Money Market Fund
(Cost $1,935,173)		1,935,173

Total Investments - 100.2%
(Cost $30,242,178)		$39,518,291
Other Assets & Liabilities, net - (0.2)%		(91,246)
Total Net Assets - 100.0%		$39,427,045

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$37,583,118	$—	$—	$37,583,118
Money Market Fund	1,935,173	—	—	1,935,173
Total Assets	$39,518,291	$—	$—	$39,518,291

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $30,242,178)	$39,518,291
Prepaid expenses	35,985
Receivables:
Securities sold	307,925
Fund shares sold	103,252
Dividends	42,328
Interest	13
Total assets	40,007,794

Liabilities:
Payable for:
Securities purchased	508,608
Professional fees	29,984
Distribution and service fees	8,644
Management fees	6,287
Fund accounting/administration fees	5,852
Transfer agent/maintenance fees	3,500
Trustees’ fees*	2,164
Fund shares redeemed	1,656
Due to Investment Adviser	13
Miscellaneous	14,041
Total liabilities	580,749
Net assets	$39,427,045

Net assets consist of:
Paid in capital	$27,518,472
Total distributable earnings (loss)	11,908,573
Net assets	$39,427,045

A-Class:
Net assets	$36,677,752
Capital shares outstanding	732,355
Net asset value per share	$50.08
Maximum offering price per share (Net asset value divided by 95.25%)	$52.58

C-Class:
Net assets	$1,190,892
Capital shares outstanding	26,213
Net asset value per share	$45.43

P-Class:
Net assets	$193,914
Capital shares outstanding	3,885
Net asset value per share	$49.91

Institutional Class:
Net assets	$1,364,487
Capital shares outstanding	27,626
Net asset value per share	$49.39

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends	$757,658
Interest	80
Total investment income	757,738

Expenses:
Management fees	243,618
Distribution and service fees:
A-Class	88,169
C-Class	11,640
P-Class	428
Transfer agent/maintenance fees:
A-Class	33,752
C-Class	2,831
P-Class	554
Institutional Class	1,208
Registration fees	73,542
Professional fees	37,029
Fund accounting/administration fees	34,468
Trustees’ fees*	18,451
Custodian fees	5,315
Line of credit fees	1,571
Miscellaneous	8,087
Total expenses	560,663
Less:
Expenses reimbursed by Adviser:
A-Class	(34,155)
C-Class	(2,849)
P-Class	(557)
Institutional Class	(1,221)
Expenses waived by Adviser	(86,056)
Total waived/reimbursed expenses	(124,838)
Net expenses	435,825
Net investment income	321,913

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,617,799
Net realized gain	2,617,799
Net change in unrealized appreciation (depreciation) on:
Investments	8,907,008
Net change in unrealized appreciation (depreciation)	8,907,008
Net realized and unrealized gain	11,524,807
Net increase in net assets resulting from operations	$11,846,720

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$321,913	$994,120
Net realized gain on investments	2,617,799	3,048,366
Net change in unrealized appreciation (depreciation) on investments	8,907,008	(5,202,366)
Net increase (decrease) in net assets resulting from operations	11,846,720	(1,159,880)

Distributions to shareholders:
A-Class	(2,193,216)	(4,000,303)
C-Class	(62,032)	(91,548)
P-Class	(10,031)	(12,859)
Institutional Class	(41,693)	(62,549)
Total distributions to shareholders	(2,306,972)	(4,167,259)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,547,889	3,084,388
C-Class	798,269	504,377
P-Class	52,916	82,267
Institutional Class	809,667	118,986
Distributions reinvested
A-Class	2,145,743	3,948,727
C-Class	62,032	89,872
P-Class	10,031	12,859
Institutional Class	41,693	62,549
Cost of shares redeemed
A-Class	(4,617,822)	(26,723,359)
C-Class	(856,471)	(1,000,958)
P-Class	(79,066)	(62,200)
Institutional Class	(132,982)	(419,568)
Net decrease from capital share transactions	(218,101)	(20,302,060)
Net increase (decrease) in net assets	9,321,647	(25,629,199)

Net assets:
Beginning of year	30,105,398	55,734,597
End of year	$39,427,045	$30,105,398

Capital share activity:
Shares sold
A-Class	32,527	78,228
C-Class	18,265	12,605
P-Class	1,148	2,222
Institutional Class	16,692	3,414
Shares issued from reinvestment of distributions
A-Class	51,016	90,195
C-Class	1,616	2,239
P-Class	239	295
Institutional Class	1,007	1,449
Shares redeemed
A-Class	(99,103)	(642,844)
C-Class	(19,854)	(27,210)
P-Class	(1,957)	(1,632)
Institutional Class	(2,711)	(10,755)
Net decrease in shares	(1,115)	(491,794)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$38.17	$43.56	$48.08	$46.96	$41.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.97	.62	.48	.37
Net gain (loss) on investments (realized and unrealized)	14.51	(2.97)	(2.66)	4.46	6.80
Total from investment operations	14.92	(2.00)	(2.04)	4.94	7.17
Less distributions from:
Net investment income	(1.30)	(.70)	(.36)	(.51)	(.58)
Net realized gains	(1.71)	(2.69)	(2.12)	(3.31)	(1.41)
Total distributions	(3.01)	(3.39)	(2.48)	(3.82)	(1.99)
Net asset value, end of period	$50.08	$38.17	$43.56	$48.08	$46.96

Total Return[b]	40.59%	(5.58%)	(3.59%)	10.82%	17.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,678	$28,548	$53,248	$56,369	$60,157
Ratios to average net assets:
Net investment income (loss)	0.88%	2.40%	1.42%	1.03%	0.83%
Total expenses[c]	1.47%	1.46%	1.31%	1.31%	1.30%
Net expenses[d,e,f]	1.15%	1.15%	1.15%	1.15%	1.17%
Portfolio turnover rate	19%	25%	37%	24%	40%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$34.79	$39.77	$44.03	$43.29	$38.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.62	.26	.12	.03
Net gain (loss) on investments (realized and unrealized)	13.23	(2.74)	(2.40)	4.09	6.28
Total from investment operations	13.28	(2.12)	(2.14)	4.21	6.31
Less distributions from:
Net investment income	(.93)	(.17)	—	(.16)	(.29)
Net realized gains	(1.71)	(2.69)	(2.12)	(3.31)	(1.41)
Total distributions	(2.64)	(2.86)	(2.12)	(3.47)	(1.70)
Net asset value, end of period	$45.43	$34.79	$39.77	$44.03	$43.29

Total Return[b]	39.55%	(6.30%)	(4.28%)	9.97%	16.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,191	$911	$1,533	$2,632	$3,461
Ratios to average net assets:
Net investment income (loss)	0.12%	1.69%	0.66%	0.28%	0.08%
Total expenses[c]	2.36%	2.43%	2.18%	2.10%	2.09%
Net expenses[d,e,f]	1.89%	1.90%	1.90%	1.90%	1.92%
Portfolio turnover rate	19%	25%	37%	24%	40%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$38.06	$43.46	$48.00	$46.91	$41.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.83	.61	.49	.37
Net gain (loss) on investments (realized and unrealized)	14.46	(2.82)	(2.64)	4.44	6.78
Total from investment operations	14.87	(1.99)	(2.03)	4.93	7.15
Less distributions from:
Net investment income	(1.31)	(.72)	(.39)	(.53)	(.57)
Net realized gains	(1.71)	(2.69)	(2.12)	(3.31)	(1.41)
Total distributions	(3.02)	(3.41)	(2.51)	(3.84)	(1.98)
Net asset value, end of period	$49.91	$38.06	$43.46	$48.00	$46.91

Total Return	40.60%	(5.58%)	(3.58%)	10.80%	17.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$194	$170	$155	$147	$158
Ratios to average net assets:
Net investment income (loss)	0.87%	2.12%	1.41%	1.03%	0.83%
Total expenses[c]	1.71%	1.72%	1.60%	1.59%	1.69%
Net expenses[d,e,f]	1.15%	1.15%	1.15%	1.15%	1.17%
Portfolio turnover rate	19%	25%	37%	24%	40%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$37.71	$43.08	$47.60	$46.56	$41.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.98	.71	.64	.51
Net gain (loss) on investments (realized and unrealized)	14.31	(2.84)	(2.63)	4.35	6.72
Total from investment operations	14.83	(1.86)	(1.92)	4.99	7.23
Less distributions from:
Net investment income	(1.44)	(.82)	(.48)	(.64)	(1.10)
Net realized gains	(1.71)	(2.69)	(2.12)	(3.31)	(1.41)
Total distributions	(3.15)	(3.51)	(2.60)	(3.95)	(2.51)
Net asset value, end of period	$49.39	$37.71	$43.08	$47.60	$46.56

Total Return	40.93%	(5.35%)	(3.33%)	11.04%	17.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,364	$477	$798	$5,946	$1,681
Ratios to average net assets:
Net investment income (loss)	1.10%	2.50%	1.65%	1.39%	1.13%
Total expenses[c]	1.24%	1.35%	1.14%	1.00%	1.07%
Net expenses[d,e,f]	0.89%	0.90%	0.90%	0.90%	0.92%
Portfolio turnover rate	19%	25%	37%	24%	40%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	0.00%*	0.00%*	0.00%*	0.01%
C-Class	—	0.00%*	—	0.00%*	0.01%
P-Class	—	—	—	—	0.00%*
Institutional Class	—	—	—	—	0.02%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.14%	1.15%	1.15%	1.15%	1.15%
C-Class	1.89%	1.90%	1.90%	1.90%	1.90%
P-Class	1.14%	1.15%	1.15%	1.15%	1.15%
Institutional Class	0.89%	0.90%	0.90%	0.90%	0.90%

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders:

Guggenheim Market Neutral Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals led by Michael Chong, CFA, Portfolio Manager, and Samir Sanghani, CFA, Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2021.

For the fiscal year ended September 30, 2021, Guggenheim Market Neutral Real Estate Fund returned -1.14%1, compared with the 0.07% return of its benchmark, the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

Investment Approach

The Fund seeks to generate high risk-adjusted absolute returns with minimal market exposure and minimal correlation with other major asset classes. The Fund primarily utilizes a pair-trading strategy to exploit relative value opportunities among publicly traded real estate equities. The portfolio will typically maintain long exposure of 80-100% of net assets and short exposure of 80-100% of net assets under normal conditions, with minimal net market exposure.

The strategy utilizes a relative value framework that is specialized for the real estate sector. Top-down views on the private commercial real estate (“CRE”) and public REIT markets are formulated to drive sector allocation decisions. Individual securities evaluated and selected on a bottom-up basis using fundamental analysis and due diligence.

Market Review

The past year has seen several inflection points, coming out of the pandemic and months of associated lockdowns, then pausing again on the back of the Delta variant. On the surface, economic activity flourished, aided by pent-up demand, as both businesses and consumers reopened their pocketbooks. However, there was quite a bit happening below the surface, as rising rates, inflation, supply chain bottlenecks, and the Federal Reserve (“Fed”) taper took turns introducing risk and uncertainty. That REITs rallied despite hiccups along the way, outperforming the S&P 500, speaks to both the path to recovery from losses in 2020 as well as healthy prospects looking forward.

The performance dispersion this year was nearly as extreme, with many of last year’s worst performers going to the head of the class in 2021. The best performing sectors were malls (+114%), shopping centers (+90%), and lodging (+73%). The rebound in shopper traffic and spend were clear drivers for the retail sectors, while lodging rallied on expectation of travel resumption after various shutdowns. The worst-performing sectors were data centers (+6%), net lease (+20%), and industrial (+26%). Data centers were beset by myriad concerns, including compressing development yields, softer leasing, and healthy valuations after outperforming during the pandemic. Rising rates and commercial property prices weighed on the interest-rate sensitive net lease sector. Finally, the industrial sector took a breather following a strong year and lofty valuations.

From a private market perspective, transaction volumes are recovering, as is pricing. The combination of pent-up demand for assets as well as better clarity on underwriting and plentiful capital are causing commercial real estate to rebound to levels above pre-pandemic levels, even as actual fundamentals continue to lag. Notably, strong demand for the asset class can best be seen in compressing cap rates (i.e., higher multiples) even with higher rates. Traditionally, cap rates have trended in-line with moves in interest rates.

Fundamentals for real estate seem to be on fair to positive footing overall. But there are key exceptions, two of the biggest outstanding questions surround the office and hotel sectors. After the initial wave of optimism around return to office, the Delta variant and the scales tipping towards employee versus employer has put a significant question mark on how the sector evolves, both near-term and long-term. Companies are working out in real-time how to encourage workers to come back to the office as attracting, and retaining, talent often requires more flexible location options. As for hotels, demand hit an air pocket after the summer optimism, evidenced by strong leisure travel demand. The Delta variant, and push back in return to office, has delayed the expected resumption of corporate travel demand.

Capital market conditions remain particularly robust for REITs with ample access to both debt and equity. Both private and public capital is plentiful for most asset classes.

Performance Review

The Fund underperformed its benchmark for the fiscal year ended September 30, 2021. Since inception, the Fund has outperformed the benchmark index by 2.77% annually, net of fees, with an annualized return of 3.84% compared with 1.07% for the benchmark.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2021

The leading performance contributors were in healthcare, diversified/specialty, and net lease. Positive sector tilts in healthcare were a positive contributor, as was for net lease. Strong stock selection was a key driver, as both longs and shorts contributed to healthcare and diversified/specialty. Negative contribution came from lodging, mall, and residential sectors. Lodging underwent a rapid upswing then reversal given the pandemic and Delta variant that made positioning difficult. In the mall sector, the recovery rally buoyed a key short position in a lower quality names. Within residential, continued strength in Sunbelt vs. coastal apartments led to negative contribution.

The Fund utilizes swaps for hedging purposes via long and short exposure to individual equity REIT securities. Derivative exposure detracted from performance for the period.

Outlook

We have a favorable outlook on the REIT sector. While not as bullish as we were last year, we remain positive. To be sure, challenges remain but we believe the sector is in good shape coming out of this recent downturn.

What drives our positive view?

●	Healthy REIT fundamentals with pricing power in multiple subsectors

●	Attractive cost of capital with the ability to grow via acquisitions

●	Private equity ready to step in on mispriced REITs

●	Potential for dividend increases as earnings accelerate

Even as Delta, and potentially new variants of COVID-19, continue to populate headlines, vaccination rates are grinding up and the economy is healing. The next twelve months should see a continuation of trends seen thus far in 2021, with resumption of demand for commercial real estate. Secular trends in industrial and multifamily should see positive tailwinds for some time. Cyclical trends in hotels should inflect upwards as core business travel returns. Valuation when compared fixed income alternatives continue to look attractive.

Strategy

Given our constructive view on REITs, the Fund has reduced its defensive bias and is more neutral in posture. This includes lower gross exposure levels and low style factor risk exposure. The Fund maintained average exposure levels during the year of 72% long and 70% short resulting in minimal exposure to equity REITs or the broad market. Current exposure levels are a bit lower than typical levels in the 90% range long and short. This was due to profit-taking on various paired trades and de-risking given some uncertainty headed into year-end.

At fiscal year-end, the Fund was at a 81% long exposure and 81% short exposure. Note that while gross exposure is lower than normal, the Fund’s effective beta exposure approximates zero and the expected return volatility and style factor risk contribution is in-line with historical norms. Key sector overweights at period end include homebuilders, industrial, and real estate services (CRE broker). We believe these sectors present attractive growth prospects relative to current valuations as the recovery takes hold. Key sector underweights are net lease, office, and diversified/specialty. In contrast to our overweights, these sectors lack pricing power.

Looking forward, the Fund will continue striving to generate mid-to-high single digit absolute returns in the current environment with minimal market exposure and minimal correlation across major asset classes. We expect to increase gross exposure over time as capital is redeployed into new relative-value paired trades while still maintaining similar risk parameters.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

MARKET NEUTRAL REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation, while limiting exposure to general stock market risk.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 26, 2016
C-Class	February 26, 2016
P-Class	February 26, 2016
Institutional Class	February 26, 2016

Ten Largest Holdings (% of Total Net Assets)
AvalonBay Communities, Inc.	3.9%
Sun Communities, Inc.	3.5%
Equity Residential	3.4%
National Storage Affiliates Trust	3.1%
Regency Centers Corp.	3.1%
Xenia Hotels & Resorts, Inc.	3.0%
CyrusOne, Inc.	3.0%
Acadia Realty Trust	3.0%
Brixmor Property Group, Inc.	2.9%
Gaming and Leisure Properties, Inc.	2.7%
Top Ten Total	31.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	Since Inception (02/26/16)
A-Class Shares	(1.14%)	4.77%	3.84%
A-Class Shares with sales charge‡	(5.85%)	3.75%	2.93%
C-Class Shares	(1.88%)	3.95%	3.04%
C-Class Shares with CDSC§	(2.86%)	3.95%	3.04%
P-Class Shares	(1.17%)	4.68%	3.76%
Institutional Class Shares	(0.87%)	4.98%	4.05%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%	1.16%	1.07%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class, and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns, based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2021
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 81.3%

REITs - 72.6%
REITs-Apartments - 11.9%
AvalonBay Communities, Inc.[1]	10,267	$2,275,578
Equity Residential[1]	24,933	2,017,578
American Campus Communities, Inc.[1]	29,408	1,424,818
Invitation Homes, Inc.	31,820	1,219,661
Total REITs-Apartments		6,937,635

REITs-Office Property - 10.5%
Alexandria Real Estate Equities, Inc.[1]	7,350	1,404,365
Empire State Realty Trust, Inc. — Class A	125,941	1,263,188
Hudson Pacific Properties, Inc.[1]	43,632	1,146,213
American Assets Trust, Inc.[1]	29,649	1,109,466
Highwoods Properties, Inc.[1]	14,187	622,242
Boston Properties, Inc.	5,079	550,310
Total REITs-Office Property		6,095,784

REITs-Shopping Centers - 9.0%
Regency Centers Corp.[1]	26,923	1,812,726
Acadia Realty Trust	84,824	1,731,258
Brixmor Property Group, Inc.[1]	76,840	1,698,932
Total REITs-Shopping Centers		5,242,916

REITs-Hotels - 8.8%
Xenia Hotels & Resorts, Inc.*	100,035	1,774,621
DiamondRock Hospitality Co.*	137,652	1,300,811
Ryman Hospitality Properties, Inc.*	15,303	1,280,861
MGM Growth Properties LLC — Class A	21,460	821,918
Total REITs-Hotels		5,178,211

REITs-Diversified - 7.7%
CyrusOne, Inc.	22,922	1,774,392
Gaming and Leisure Properties, Inc.[1]	34,542	1,599,985
VICI Properties, Inc.[1]	40,426	1,148,503
Total REITs-Diversified		4,522,880

REITs-Health Care - 7.5%
CareTrust REIT, Inc.	67,464	1,370,868
Ventas, Inc.[1]	20,862	1,151,791
Healthpeak Properties, Inc.[1]	31,731	1,062,354
Medical Properties Trust, Inc.	41,120	825,278
Total REITs-Health Care		4,410,291

REITs-Warehouse/Industries - 5.4%
Rexford Industrial Realty, Inc.	19,947	1,131,992
Prologis, Inc.	5,844	733,013
Innovative Industrial Properties, Inc.[1]	3,020	698,133
Americold Realty Trust[1]	20,809	604,501
Total REITs-Warehouse/Industries		3,167,639

REITs-Single Tenant - 5.2%
Agree Realty Corp.[1]	23,453	1,553,292
Four Corners Property Trust, Inc.	53,912	1,448,076
Total REITs-Single Tenant		3,001,368

REITs-Manufactured Homes - 3.5%
Sun Communities, Inc.[1]	10,956	2,027,956

REITs-Storage - 3.1%
National Storage Affiliates Trust	34,669	1,830,177
Total REITS		42,414,857

Home Builders - 3.3%
Buildings - Residential/Commercial - 3.3%
PulteGroup, Inc.	17,979	825,596
DR Horton, Inc.	6,749	566,713
Lennar Corp. — Class A	5,913	553,930
Total Buildings - Residential/Commercial		1,946,239

Total Home Builders		1,946,239

Real Estate - 2.0%
Real Estate Management/Services - 2.0%
Jones Lang LaSalle, Inc.*	4,855	1,204,477

Lodging - 1.8%
Hotels&Motels - 1.8%
Hilton Grand Vacations, Inc.*	22,662	1,078,031

Entertainment - 1.6%
Resorts/Theme Parks - 1.6%
Marriott Vacations Worldwide Corp.	5,857	921,482

Total Common Stocks
(Cost $43,633,857)		47,565,086

MONEY MARKET FUND† - 24.6%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.01%[2]	14,351,135	14,351,135
Total Money Market Fund
(Cost $14,351,135)		14,351,135

Total Investments - 105.9%
(Cost $57,984,992)		$61,916,221
Other Assets & Liabilities, net - (5.9)%		(3,471,451)
Total Net Assets - 100.0%		$58,444,770

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MARKET NEUTRAL REAL ESTATE FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Depreciation
OTC Custom Basket Swap Agreements Sold Short ††
Goldman Sachs International	GS Equity Custom Basket	Pay	(0.12)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$23,589,523	$(1,071,188)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	(0.22)% (Federal Funds Rate - 0.30%)	At Maturity	07/22/24	23,590,192	(1,076,112)
						$47,179,715	$(2,147,300)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY SHORT CUSTOM BASKET
Financial
Omega Healthcare Investors, Inc.	31,509	(4.02)%	$195,239
LTC Properties, Inc.	16,844	(2.26)%	162,266
Realty Income Corp.	22,006	(6.05)%	73,559
National Health Investors, Inc.	4,458	(1.01)%	57,949
Office Properties Income Trust	22,362	(2.40)%	57,572
Broadstone Net Lease, Inc.	20,385	(2.14)%	57,229
Urban Edge Properties	37,798	(2.93)%	41,089
American Finance Trust, Inc.	35,885	(1.22)%	37,663
Equity Commonwealth	10,688	(1.18)%	27,711
Sunstone Hotel Investors, Inc.	45,801	(2.32)%	24,745
Easterly Government Properties, Inc.	13,608	(1.19)%	17,159
Douglas Emmett, Inc.	17,990	(2.41)%	13,434
Healthcare Realty Trust, Inc.	19,209	(2.42)%	5,773
RLJ Lodging Trust	61,755	(3.89)%	1,868
Host Hotels & Resorts, Inc.	27,535	(1.91)%	(10,224)
Corporate Office Properties Trust	20,845	(2.38)%	(16,685)
STORE Capital Corp.	34,952	(4.75)%	(17,410)
Cousins Properties, Inc.	21,208	(3.35)%	(29,109)
Digital Realty Trust, Inc.	3,973	(2.43)%	(35,736)
Industrial Logistics Properties Trust	12,942	(1.39)%	(49,454)
Apartment Income REIT Corp.	20,513	(4.24)%	(60,373)
Camden Property Trust	5,426	(3.39)%	(66,399)
Federal Realty Investment Trust	6,221	(3.11)%	(80,791)
Apple Hospitality REIT, Inc.	75,101	(5.01)%	(85,975)
SITE Centers Corp.	47,764	(3.13)%	(89,480)
STAG Industrial, Inc.	16,691	(2.78)%	(122,365)
Essential Properties Realty Trust, Inc.	33,709	(3.99)%	(141,153)
Washington Real Estate Investment Trust	27,403	(2.88)%	(144,624)
CubeSmart	12,918	(2.65)%	(180,146)
Independence Realty Trust, Inc.	45,943	(3.96)%	(252,957)
Mid-America Apartment Communities, Inc.	7,578	(6.00)%	(416,924)
Total Financial			(1,026,549)

Exchange-Traded Funds
Vanguard Real Estate ETF	16,701	(7.21)%	(49,563)
Total MS Equity Short Custom Basket			$(1,076,112)

GS EQUITY SHORT CUSTOM BASKET
Financial
Omega Healthcare Investors, Inc.	31,509	(4.02)%	$198,122
LTC Properties, Inc.	16,844	(2.26)%	162,874
Realty Income Corp.	22,006	(6.05)%	70,421
Office Properties Income Trust	22,362	(2.40)%	58,382
National Health Investors, Inc.	4,458	(1.01)%	57,916
Broadstone Net Lease, Inc.	20,358	(2.14)%	49,061
Urban Edge Properties	37,798	(2.93)%	41,622
American Finance Trust, Inc.	35,885	(1.22)%	38,333
Equity Commonwealth	10,688	(1.18)%	27,887
Sunstone Hotel Investors, Inc.	45,801	(2.32)%	24,582
Easterly Government Properties, Inc.	13,608	(1.19)%	17,196
Douglas Emmett, Inc.	17,990	(2.41)%	14,626
Healthcare Realty Trust, Inc.	19,209	(2.42)%	5,631
RLJ Lodging Trust	61,755	(3.89)%	4,833
Host Hotels & Resorts, Inc.	27,535	(1.91)%	(9,852)
STORE Capital Corp.	34,952	(4.75)%	(16,395)

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
Corporate Office Properties Trust	20,845	(2.38)%	$(16,754)
Cousins Properties, Inc.	21,208	(3.35)%	(29,087)
Digital Realty Trust, Inc.	3,973	(2.43)%	(35,727)
Industrial Logistics Properties Trust	12,942	(1.39)%	(49,315)
Apartment Income REIT Corp.	20,513	(4.24)%	(58,848)
Camden Property Trust	5,426	(3.39)%	(66,440)
Federal Realty Investment Trust	6,221	(3.11)%	(80,714)
Apple Hospitality REIT, Inc.	75,101	(5.01)%	(81,307)
SITE Centers Corp.	47,764	(3.13)%	(90,949)
STAG Industrial, Inc.	16,691	(2.78)%	(121,979)
Essential Properties Realty Trust, Inc.	33,709	(3.99)%	(141,092)
Washington Real Estate Investment Trust	27,403	(2.88)%	(144,207)
CubeSmart	12,918	(2.65)%	(180,067)
Independence Realty Trust, Inc.	45,943	(3.96)%	(252,992)
Mid-America Apartment Communities, Inc.	7,578	(6.00)%	(416,644)
Total Financial			(1,020,883)

Exchange-Traded Funds
Vanguard Real Estate ETF	16,701	(7.21)%	(50,305)
Total GS Equity Short Custom Basket			$(1,071,188)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at September 30, 2021.
[2]	Rate indicated is the 7-day yield as of September 30, 2021.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$47,565,086	$—	$—	$47,565,086
Money Market Fund	14,351,135	—	—	14,351,135
Total Assets	$61,916,221	$—	$—	$61,916,221

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$2,147,300	$—	$2,147,300

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

MARKET NEUTRAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $57,984,992)	$61,916,221
Cash	6,749
Prepaid expenses	25,839
Receivables:
Dividends	166,387
Fund shares sold	58,878
Interest	69
Total assets	62,174,143

Liabilities:
Unrealized depreciation on OTC swap agreements	2,147,300
Payable for:
Swap settlement	1,375,408
Fund shares redeemed	108,672
Management fees	39,749
Fund accounting/administration fees	6,784
Transfer agent/maintenance fees	3,604
Trustees’ fees*	1,504
Distribution and service fees	1,146
Distributions to shareholders	210
Miscellaneous	44,996
Total liabilities	3,729,373
Net assets	$58,444,770

Net assets consist of:
Paid in capital	$58,310,940
Total distributable earnings (loss)	133,830
Net assets	$58,444,770

A-Class:
Net assets	$1,866,637
Capital shares outstanding	67,203
Net asset value per share	$27.78
Maximum offering price per share (Net asset value divided by 95.25%)	$29.17

C-Class:
Net assets	$242,212
Capital shares outstanding	9,102
Net asset value per share	$26.61

P-Class:
Net assets	$2,727,208
Capital shares outstanding	101,650
Net asset value per share	$26.83

Institutional Class:
Net assets	$53,608,713
Capital shares outstanding	1,944,691
Net asset value per share	$27.57

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends	$1,030,876
Interest	1,471
Total investment income	1,032,347

Expenses:
Management fees	702,614
Distribution and service fees:
A-Class	11,761
C-Class	2,782
P-Class	14,732
Transfer agent/maintenance fees:
A-Class	16,577
C-Class	638
P-Class	11,325
Institutional Class	53,952
Registration fees	87,752
Professional fees	51,251
Fund accounting/administration fees	51,208
Trustees’ fees*	18,505
Custodian fees	15,223
Line of credit fees	3,193
Miscellaneous	15,935
Total expenses	1,057,448
Less:
Expenses reimbursed by Adviser:
A-Class	(16,707)
C-Class	(643)
P-Class	(11,377)
Institutional Class	(54,478)
Expenses waived by Adviser	(57,092)
Total waived/reimbursed expenses	(140,297)
Net expenses	917,151
Net investment income	115,196

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,723,650
Swap agreements	(12,232,978)
Net realized loss	(1,509,328)
Net change in unrealized appreciation (depreciation) on:
Investments	3,035,625
Swap agreements	(2,167,286)
Net change in unrealized appreciation (depreciation)	868,339
Net realized and unrealized loss	(640,989)
Net decrease in net assets resulting from operations	$(525,793)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$115,196	$50,393
Net realized gain (loss) on investments	(1,509,328)	346,499
Net change in unrealized appreciation (depreciation) on investments	868,339	195,936
Net increase (decrease) in net assets resulting from operations	(525,793)	592,828

Distributions to shareholders:
A-Class	(14,892)	(137,475)
C-Class	(844)	(4,629)
P-Class	(22,565)	(13,269)
Institutional Class	(194,416)	(232,931)
Total distributions to shareholders	(232,717)	(388,304)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,051,983	15,384,801
C-Class	8,148	305,070
P-Class	2,478,276	9,192,551
Institutional Class	41,746,970	34,862,781
Distributions reinvested
A-Class	11,281	133,439
C-Class	844	4,629
P-Class	22,118	13,147
Institutional Class	194,309	232,932
Cost of shares redeemed
A-Class	(10,852,445)	(6,481,122)
C-Class	(92,256)	(119,128)
P-Class	(7,967,944)	(1,198,642)
Institutional Class	(25,212,495)	(3,432,966)
Net increase from capital share transactions	1,388,789	48,897,492
Net increase in net assets	630,279	49,102,016

Net assets:
Beginning of year	57,814,491	8,712,475
End of year	$58,444,770	$57,814,491

Capital share activity:
Shares sold
A-Class	37,951	537,993
C-Class	299	11,172
P-Class	92,383	338,094
Institutional Class	1,518,199	1,249,909
Shares issued from reinvestment of distributions
A-Class	409	5,172
C-Class	32	185
P-Class	830	527
Institutional Class	7,103	9,127
Shares redeemed
A-Class	(387,212)	(229,755)
C-Class	(3,473)	(4,292)
P-Class	(298,618)	(44,287)
Institutional Class	(919,986)	(124,553)
Net increase in shares	47,917	1,749,292

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$28.18	$26.95	$25.16	$26.47	$24.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.02)	.25	.50	.08
Net gain (loss) on investments (realized and unrealized)	(.24)	2.30	1.78	(.41)	1.94
Total from investment operations	(.32)	2.28	2.03	.09	2.02
Less distributions from:
Net investment income	(.02)	(.25)	(.01)	—	—
Net realized gains	(.06)	(.80)	(.23)	(1.40)	—
Total distributions	(.08)	(1.05)	(.24)	(1.40)	—
Net asset value, end of period	$27.78	$28.18	$26.95	$25.16	$26.47

Total Return[b]	(1.14%)	8.81%	8.12%	0.13%	8.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,867	$11,723	$2,766	$2,482	$109
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.06%)	0.96%	2.00%	0.31%
Total expenses[c]	2.08%	2.38%	3.99%	5.01%	4.88%
Net expenses[d,e,f]	1.64%	1.65%	1.62%	1.65%	1.65%
Portfolio turnover rate	264%	355%	180%	216%	145%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$27.20	$26.07	$24.67	$26.16	$24.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.15)	.05	.12	(.11)
Net gain (loss) on investments (realized and unrealized)	(.29)	2.16	1.70	(.21)	1.92
Total from investment operations	(.51)	2.01	1.75	(.09)	1.81
Less distributions from:
Net investment income	(.02)	(.08)	(.12)	—	—
Net realized gains	(.06)	(.80)	(.23)	(1.40)	—
Total distributions	(.08)	(.88)	(.35)	(1.40)	—
Net asset value, end of period	$26.61	$27.20	$26.07	$24.67	$26.16

Total Return[b]	(1.88%)	7.99%	7.15%	(0.59%)	7.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$242	$333	$135	$134	$143
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.56%)	0.18%	0.47%	(0.52%)
Total expenses[c]	2.71%	3.17%	4.66%	5.72%	5.70%
Net expenses[d,e,f]	2.39%	2.40%	2.40%	2.38%	2.40%
Portfolio turnover rate	264%	355%	180%	216%	145%

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$27.23	$26.10	$25.14	$26.48	$24.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	—	.20	.33	.16
Net gain (loss) on investments (realized and unrealized)	(.28)	2.20	1.71	(.27)	1.87
Total from investment operations	(.32)	2.20	1.91	.06	2.03
Less distributions from:
Net investment income	(.02)	(.27)	(.72)	—	—
Net realized gains	(.06)	(.80)	(.23)	(1.40)	—
Total distributions	(.08)	(1.07)	(.95)	(1.40)	—
Net asset value, end of period	$26.83	$27.23	$26.10	$25.14	$26.48

Total Return	(1.17%)	8.79%	7.80%	0.09%	8.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,727	$8,360	$332	$488	$324
Ratios to average net assets:
Net investment income (loss)	(0.16%)	0.00%	0.77%	1.26%	0.52%
Total expenses[c]	1.91%	2.00%	4.05%	4.93%	5.18%
Net expenses[d,e,f]	1.64%	1.65%	1.65%	1.65%	1.65%
Portfolio turnover rate	264%	355%	180%	216%	145%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$27.92	$26.74	$25.32	$26.57	$24.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.09	.31	.36	.14
Net gain (loss) on investments (realized and unrealized)	(.31)	2.23	1.73	(.21)	1.94
Total from investment operations	(.24)	2.32	2.04	.15	2.08
Less distributions from:
Net investment income	(.05)	(.34)	(.39)	—	—
Net realized gains	(.06)	(.80)	(.23)	(1.40)	—
Total distributions	(.11)	(1.14)	(.62)	(1.40)	—
Net asset value, end of period	$27.57	$27.92	$26.74	$25.32	$26.57

Total Return	(0.87%)	9.06%	8.19%	0.36%	8.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,609	$37,399	$5,479	$5,083	$4,995
Ratios to average net assets:
Net investment income (loss)	0.27%	0.32%	1.18%	1.39%	0.55%
Total expenses[c]	1.58%	1.85%	3.57%	4.59%	4.52%
Net expenses[d,e,f]	1.39%	1.40%	1.40%	1.40%	1.40%
Portfolio turnover rate	264%	355%	180%	216%	145%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
A-Class	—	0.00%*	0.00%*	—	0.22%
C-Class	—	0.00%*	0.02%	—	0.22%
P-Class	—	0.00%*	0.01%	—	0.16%
Institutional Class	—	0.00%*	0.03%	—	0.18%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
A-Class	1.63%	1.65%	1.62%	1.65%	1.63%
C-Class	2.38%	2.40%	2.40%	2.37%	2.37%
P-Class	1.63%	1.64%	1.65%	1.65%	1.63%
Institutional Class	1.39%	1.40%	1.40%	1.40%	1.38%

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders:

Guggenheim Risk Managed Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals led by Michael Chong, CFA, Portfolio Manager and Samir Sanghani, CFA, Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2021.

For the fiscal year ended September 30, 2021, Guggenheim Risk Managed Real Estate Fund returned 32.13%1, compared with the 37.39% return of its benchmark, the FTSE NAREIT Equity REITs Index (“REIT Index”).

Investment Approach

Our investment framework follows a differentiated approach to REIT investing that seeks to both outperform the REIT index and actively mitigate volatility and drawdown risk. To accomplish this, this unique strategy combines a traditional long-only REIT strategy, a market-neutral long/short REIT strategy, and a framework for actively modulating the Fund’s overall market exposure. The Fund will typically maintain an average market exposure, or beta to the REIT index, of approximately 0.90 by targeting an average long-only sleeve allocation of 90% and long/short sleeve allocation of 40%. The targeted sleeve weights are adjusted regularly, modulating the Fund’s overall market exposure as warranted by Guggenheim’s proprietary model.

The underlying long-only and long/short sleeves are managed independently within the Fund using a fundamental, relative value framework that is specialized for the real estate sector. Top-down views on private commercial real estate (“CRE”) and public REIT markets are formulated to drive sector allocation decisions. Individual securities are evaluated and selected on a bottom-up basis using fundamental analysis and due diligence.

Market Review

The past year has seen several inflection points, coming out of the pandemic and months of associated lockdowns, then pausing again on the back of the Delta variant. On the surface, economic activity flourished, aided by pent-up demand, as both businesses and consumers reopened their pocketbooks. However, there was quite a bit happening below the surface, as rising rates, inflation, supply chain bottlenecks, and Fed taper took turns introducing risk and uncertainty. That REITs rallied despite hiccups along the way, outperforming the S&P 500, speaks to both the path to recovery from losses in 2020 as well as healthy prospects looking forward.

The performance dispersion this year was nearly as extreme, with many of last year’s worst performers going to the head of the class in 2021. The best performing sectors were malls (+114%), shopping centers (+90%), and lodging (+73%). The rebound in shopper traffic and spend were clear drivers for the retail sectors, while lodging rallied on expectation of travel resumption after various shutdowns. The worst-performing sectors were data centers (+6%), net lease (+20%), and industrial (+26%). Data centers were beset by myriad concerns, including compressing development yields, softer leasing, and healthy valuations after outperforming during the pandemic. Rising rates and commercial property prices weighed on the interest-rate sensitive net lease sector. Finally, the industrial sector took a breather following a strong year and lofty valuations.

From a private market perspective, transaction volumes are recovering, as is pricing. The combination of pent-up demand for assets as well as better clarity on underwriting and plentiful capital are causing commercial real estate to rebound to levels above pre-pandemic levels, even as actual fundamentals continue to lag. Notably, strong demand for the asset class can best be seen in compressing cap rates (i.e., higher multiples) even with higher rates. Traditionally, cap rates have trended in-line with moves in interest rates.

Fundamentals for real estate seem to be on fair to positive footing overall. But there are key exceptions, two of the biggest outstanding questions surround the office and hotel sectors. After the initial wave of optimism around return to office, the Delta variant and the scales tipping towards employee vs. employer has put a significant question mark on how the sector evolves, both near-term and long-term. Companies are working out in real-time how to encourage workers to come back to the office as attracting, and retaining, talent often requires more flexible location options. As for hotels, demand hit an air pocket after the summer optimism, evidenced by strong leisure travel demand. The Delta variant, and push back in return to office, has delayed the expected resumption of corporate travel demand.

Capital market conditions remain particularly robust for REITs with ample access to both debt and equity. Both private and public capital is plentiful for most asset classes.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2021

Performance Review

The Fund underperformed its benchmark by for the fiscal year ended September 30, 2021. Since inception, the Fund has outperformed the benchmark index by 2.55% annually, net of fees, with an annualized gain of 11.58% compared to 9.03% for the index. Consistent with the Fund’s objective, the Fund has also managed risk with a 10% reduction in annualized daily volatility during the fiscal year relative to the benchmark.

The Fund’s underperformance was primarily driven by the Fund’s below-market exposure as well as negative alpha contribution from the long-only sleeve. The Fund maintained an average long-only sleeve weight of 96% and a long/short sleeve weight of 33% during the fiscal year.

On a gross of fees basis, allocation levels resulted in a 1.53% reduction to the Fund’s relative performance given the benchmark’s 37.39% rally. The long-only sleeve underperformed the benchmark index by 2.88%, detracting 3.78% from the Fund’s relative performance. Finally, the long/short sleeve generated absolute returns of 0.28% resulting in a 0.09% contribution to the Fund’s relative performance.

The Fund utilizes swaps to gain exposure to individual equity REIT securities and to obtain leverage. In the long/short sleeve, of the 33% average long/short allocation for the year, roughly 9% were cash positions and 24% was from swaps. For the long-only sleeve, of the 96% average long allocation for the year, roughly 89% were cash positions and 7% was from swaps. Derivative exposure contributed to performance for the period.

Outlook

We have a favorable outlook on the REIT sector. While not as bullish as we were last year, we remain positive. To be sure, challenges remain but we believe the sector is in good shape coming out of this recent downturn.

What drives our positive view?

●	Healthy REIT fundamentals with pricing power in multiple subsectors

●	Attractive cost of capital with the ability to grow via acquisitions

●	Private equity ready to step in on mispriced REITs

●	Potential for dividend increases as earnings accelerate

Even as Delta, and potentially new variants of COVID-19, continue to populate headlines, vaccination rates are grinding up and the economy is healing. The next twelve months should see a continuation of trends seen thus far in 2021, with resumption of demand for commercial real estate. Secular trends in industrial and multifamily should see positive tailwinds for some time. Cyclical trends in hotels should inflect upwards as core business travel returns. Valuation when compared fixed income alternatives continue to look attractive.

Strategy

Given our constructive view on REITs, the Fund has reduced its defensive bias both in terms of overall market exposure as well as the underlying long-only and long/short portfolio sleeves. During the fiscal year, the Fund had maintained a long-only allocation of approximately 96% up from 82% in the previous year. The fund peaked at 99% long-only allocation earlier in the year as the market was rallying, one of the highest levels ever for the fund. We currently sit around 93% given the strong performance year to date, as we have ticked down exposure in conjunction with the REIT rally. The current positioning is a slightly offensive posture for the strategy considering that the Fund targets a 90% in neutral market conditions. Should another major market dislocation occur, the Fund stands ready to opportunistically increase the long-only allocation further. As a reminder, the Fund was designed to operate with a maximum beta to the REIT index of up to 1.10 (110% long-only allocation) which provides us with ample dry powder.

Similarly, the defensive posture of the underlying long-only and long/short sleeves has reversed to a more offensive positioning over the course of the year. Key sector overweights at period-end include homebuilder, lodging, and strip retail. We are positive on favorable demand characteristics as well as pricing power. We believe these sectors present attractive growth prospects relative to current valuations. Key sector underweights are net lease, office, and diversified/specialty REITs. In contrast to our overweights, these sectors lack pricing power and face headwinds into next year.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2021

Looking forward, the Fund will continue striving to outperform its benchmark and to fully participate in the performance of the REIT sector while still seeking to reduce daily volatility and major drawdowns. Given today’s favorable dynamics in the REIT sector, we believe REITs are well positioned for healthy performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: seeks to provide total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 28, 2014
C-Class	March 28, 2014
P-Class	May 1, 2015
Institutional Class	March 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Prologis, Inc.	8.5%
Equinix, Inc.	6.5%
AvalonBay Communities, Inc.	3.7%
Equity Residential	3.4%
Public Storage	3.2%
Simon Property Group, Inc.	3.2%
Invitation Homes, Inc.	2.8%
Alexandria Real Estate Equities, Inc.	2.7%
Ventas, Inc.	2.5%
Welltower, Inc.	2.4%
Top Ten Total	38.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	Since Inception (03/28/14)
A-Class Shares	32.13%	10.51%	11.58%
A-Class Shares with sales charge‡	25.87%	9.44%	10.86%
C-Class Shares	31.05%	9.66%	10.72%
C-Class Shares with CDSC§	30.05%	9.66%	10.72%
Institutional Class Shares	32.52%	10.83%	11.90%
FTSE NAREIT Equity REITs Total Return Index	37.39%	6.83%	9.03%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	32.03%	10.47%	9.80%
FTSE NAREIT Equity REITs Total Return Index	37.39%	6.83%	7.68%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT Equity REITs Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	September 30, 2021
RISK MANAGED REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 93.3%

REITs - 90.4%
REITs-Diversified - 16.0%
Equinix, Inc.[1]	40,611	$32,087,969
Digital Realty Trust, Inc.	68,196	9,850,912
CyrusOne, Inc.	125,340	9,702,569
Gaming and Leisure Properties, Inc.[2]	197,692	9,157,093
VICI Properties, Inc.[1]	225,723	6,412,790
Duke Realty Corp.[2]	102,086	4,886,857
DigitalBridge Group, Inc.*	586,369	3,535,805
WP Carey, Inc.[2]	39,870	2,912,105
EPR Properties	16,318	805,783
Total REITs-Diversified		79,351,883

REITs-Apartments - 15.3%
AvalonBay Communities, Inc.[1]	81,806	18,131,482
Equity Residential	211,189	17,089,414
Invitation Homes, Inc.[2]	359,750	13,789,218
Essex Property Trust, Inc.	20,213	6,462,905
American Campus Communities, Inc.[1]	120,674	5,846,655
UDR, Inc.	85,210	4,514,426
Mid-America Apartment Communities, Inc.	23,087	4,311,497
American Homes 4 Rent — Class A2	105,794	4,032,867
Camden Property Trust[2]	9,921	1,463,050
Total REITs-Apartments		75,641,514

REITs-Warehouse/Industries - 11.6%
Prologis, Inc.[1]	334,627	41,972,265
Rexford Industrial Realty, Inc.	136,057	7,721,235
Americold Realty Trust[2]	121,762	3,537,186
Innovative Industrial Properties, Inc.	10,834	2,504,496
Terreno Realty Corp.[2]	25,405	1,606,358
Total REITs-Warehouse/Industries		57,341,540

REITs-Health Care - 9.8%
Ventas, Inc.[2]	222,020	12,257,724
Welltower, Inc.	143,564	11,829,674
Healthpeak Properties, Inc.[2]	323,396	10,827,298
Medical Properties Trust, Inc.	363,528	7,296,007
CareTrust REIT, Inc.	295,682	6,008,258
Total REITs-Health Care		48,218,961

REITs-Office Property - 8.2%
Alexandria Real Estate Equities, Inc.[1]	70,779	13,523,744
Boston Properties, Inc.	61,417	6,654,532
Hudson Pacific Properties, Inc.	154,653	4,062,734
SL Green Realty Corp.[2]	53,129	3,763,639
Empire State Realty Trust, Inc. — Class A	337,945	3,389,588
Kilroy Realty Corp.	44,969	2,977,398
Highwoods Properties, Inc.	64,547	2,831,031
JBG SMITH Properties	47,565	1,408,400
Paramount Group, Inc.	102,456	921,079
American Assets Trust, Inc.	21,194	793,080
Total REITs-Office Property		40,325,225

REITs-Storage - 8.0%
Public Storage[2]	54,149	16,087,668
Extra Space Storage, Inc.[2]	48,771	8,193,040
National Storage Affiliates Trust	139,939	7,387,380
Life Storage, Inc.	38,664	4,436,250
Iron Mountain, Inc.	95,873	4,165,682
Total REITs-Storage		40,270,020

REITs-Shopping Centers - 5.6%
Regency Centers Corp.	124,102	8,355,788
Brixmor Property Group, Inc.	365,524	8,081,736
Acadia Realty Trust	295,147	6,023,950
Kimco Realty Corp.	228,465	4,740,649
Kite Realty Group Trust	31,378	638,856
Total REITs-Shopping Centers		27,840,979

REITs-Hotels - 4.9%
Xenia Hotels & Resorts, Inc.*	402,227	7,135,507
DiamondRock Hospitality Co.*	531,411	5,021,834
Ryman Hospitality Properties, Inc.*	58,513	4,897,538
MGM Growth Properties LLC — Class A	125,434	4,804,122
Host Hotels & Resorts, Inc.*	88,363	1,442,968
Pebblebrook Hotel Trust	48,585	1,088,790
Total REITs-Hotels		24,390,759

REITs-Single Tenant - 4.6%
Agree Realty Corp.[1]	102,320	6,776,654
Realty Income Corp.[2]	88,641	5,749,255
Four Corners Property Trust, Inc.[2]	193,818	5,205,951
National Retail Properties, Inc.	110,523	4,773,488
Total REITs-Single Tenant		22,505,348

REITs-Regional Malls - 3.2%
Simon Property Group, Inc.	120,630	15,678,281

REITs-Manufactured Homes - 3.2%
Sun Communities, Inc.[2]	56,041	10,373,189
Equity LifeStyle Properties, Inc.	66,017	5,155,928
Total REITs-Manufactured Homes		15,529,117

Total REITs		447,093,627

Home Builders - 1.3%
Buildings - Residential/Commercial - 1.3%
PulteGroup, Inc.	60,661	2,785,553
DR Horton, Inc.	23,008	1,931,982
Lennar Corp. — Class A	20,092	1,882,219
Total Buildings - Residential/Commercial		6,599,754

Total Home Builders		6,599,754

Lodging - 0.8%
Hotels&Motels - 0.8%
Hilton Grand Vacations, Inc.*	79,328	3,773,633

Entertainment - 0.6%
Resorts/Theme Parks - 0.6%
Marriott Vacations Worldwide Corp.	18,349	2,886,848

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
RISK MANAGED REAL ESTATE FUND

	Shares	Value
Real Estate - 0.2%
Real Estate Management/Services - 0.2%
Jones Lang LaSalle, Inc.*	4,003	$993,104

Total Common Stocks
(Cost $389,051,140)		461,346,966

MONEY MARKET FUND† - 6.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	31,908,251	31,908,251
Total Money Market Fund
(Cost $31,908,251)		31,908,251

Total Investments - 99.7%
(Cost $420,959,391)		$493,255,217

COMMON STOCKS SOLD SHORT† - (7.4)%
REITs - (7.4)%
REITs-Storage - (0.2)%
CubeSmart	21,298	(1,031,945)
Total REITs-Storage		(1,031,945)

REITs-Warehouse/Industries - (0.3)%
Industrial Logistics Properties Trust	21,338	(542,199)
STAG Industrial, Inc.	27,518	(1,080,081)
Total REITs-Warehouse/Industries		(1,622,280)

REITs-Shopping Centers - (0.7)%
SITE Centers Corp.	66,846	(1,032,102)
Urban Edge Properties	62,319	(1,141,061)
Federal Realty Investment Trust	10,257	(1,210,223)
Total REITs-Shopping Centers		(3,383,386)

REITs-Health Care - (0.8)%
National Health Investors, Inc.	7,350	(393,225)
LTC Properties, Inc.	27,771	(880,063)
Healthcare Realty Trust, Inc.	31,670	(943,133)
Omega Healthcare Investors, Inc.	51,951	(1,556,452)
Total REITs-Health Care		(3,772,873)

REITs-Diversified - (0.9)%
American Finance Trust, Inc.	59,166	(475,695)
Broadstone Net Lease, Inc.	33,565	(832,748)
Washington Real Estate Investment Trust	45,181	(1,118,230)
Digital Realty Trust, Inc.	13,271	(1,916,996)
Total REITs-Diversified		(4,343,669)

REITs-Office Property - (1.0)%
Equity Commonwealth	15,370	(399,313)
Easterly Government Properties, Inc.	22,435	(463,507)
Corporate Office Properties Trust	34,367	(927,222)
Office Properties Income Trust	36,869	(933,892)
Douglas Emmett, Inc.	29,661	(937,584)
Cousins Properties, Inc.	29,681	(1,106,804)
Total REITs-Office Property		(4,768,322)

REITs-Hotels - (1.0)%
Host Hotels & Resorts, Inc.*	45,398	(741,349)
Sunstone Hotel Investors, Inc.*	75,515	(901,649)
RLJ Lodging Trust	101,819	(1,513,030)
Apple Hospitality REIT, Inc.	123,823	(1,947,736)
Total REITs-Hotels		(5,103,764)

REITs-Single Tenant - (1.2)%
Essential Properties Realty Trust, Inc.	55,578	(1,551,738)
STORE Capital Corp.	57,627	(1,845,793)
Realty Income Corp.[2]	36,282	(2,353,251)
Total REITs-Single Tenant		(5,750,782)

REITs-Apartments - (1.3)%
Independence Realty Trust, Inc.	64,297	(1,308,444)
Camden Property Trust[2]	8,946	(1,319,267)
Apartment Income REIT Corp.	33,821	(1,650,803)
Mid-America Apartment Communities, Inc.	12,494	(2,333,254)
Total REITs-Apartments		(6,611,768)

Total REITs		(36,388,789)

Total Common Stocks Sold Short
(Proceeds $36,570,143)		(36,388,789)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (0.6)%
Vanguard Real Estate ETF	27,536	(2,802,614)
Total Exchange-Traded Funds Sold Short
(Proceeds $2,837,681)		(2,802,614)

Total Securities Sold Short - (8.0)%
(Proceeds $39,407,824)		$(39,191,403)
Other Assets & Liabilities, net - 8.3%		41,159,858
Total Net Assets - 100.0%		$495,223,672

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
RISK MANAGED REAL ESTATE FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements ††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	0.48% (Federal Funds Rate + 0.40%)	At Maturity	06/12/24	$55,800,920	$4,105,094
Goldman Sachs International	GS Equity Custom Basket	Pay	0.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	55,800,929	4,085,232
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	0.48% (Federal Funds Rate + 0.40%)	At Maturity	10/22/25	16,279,031	1,737,292
Goldman Sachs International	GS Equity Custom Basket	Pay	0.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	16,290,323	1,735,081
						$144,171,203	$11,662,699
OTC Custom Basket Swap Agreements Sold Short ††
Goldman Sachs International	GS Equity Custom Basket	Pay	(0.12)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$55,322,720	$(1,375,268)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	(0.22)% (Federal Funds Rate - 0.30%)	At Maturity	06/12/24	55,420,100	(1,384,679)
						$110,742,820	$(2,759,947)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS EQUITY LONG CUSTOM BASKET
Financial
Prologis, Inc.	12,754	9.81%	$266,216
Equinix, Inc.	1,571	7.63%	170,672
Public Storage	2,097	3.83%	128,211
AvalonBay Communities, Inc.	2,838	3.86%	112,015
Invitation Homes, Inc.	12,898	3.04%	96,980
Simon Property Group, Inc.	4,667	3.73%	93,320
Equity Residential	7,375	3.67%	84,778
Extra Space Storage, Inc.	1,887	1.95%	83,385
Welltower, Inc.	5,557	2.81%	68,415
Alexandria Real Estate Equities, Inc.	2,503	2.94%	66,318
Sun Communities, Inc.	1,820	2.07%	64,563
Regency Centers Corp.	3,944	1.63%	47,978
Mid-America Apartment Communities, Inc.	895	1.03%	43,936
Equity LifeStyle Properties, Inc.	2,556	1.23%	41,189
Essex Property Trust, Inc.	785	1.54%	41,137
UDR, Inc.	3,300	1.07%	39,486
Life Storage, Inc.	1,496	1.05%	38,017
Iron Mountain, Inc.	3,709	0.99%	32,662
CyrusOne, Inc.	4,047	1.92%	32,009
Healthpeak Properties, Inc.	11,505	2.37%	31,138
Duke Realty Corp.	3,948	1.16%	28,848
National Storage Affiliates Trust	4,236	1.37%	28,289
Digital Realty Trust, Inc.	2,382	2.11%	25,246
MGM Growth Properties LLC — Class A	4,168	0.98%	23,861
Gaming and Leisure Properties, Inc.	6,546	1.86%	23,289
American Homes 4 Rent — Class A	4,094	0.96%	22,981
Rexford Industrial Realty, Inc.	4,628	1.61%	20,088
Innovative Industrial Properties, Inc.	323	0.46%	17,291
Camden Property Trust	387	0.35%	16,659
Brixmor Property Group, Inc.	11,690	1.59%	15,728
Boston Properties, Inc.	2,235	1.49%	14,230
Kimco Realty Corp.	8,843	1.13%	13,539
Realty Income Corp.	3,429	1.37%	12,420
VICI Properties, Inc.	7,442	1.30%	9,950
Ventas, Inc.	7,921	2.69%	9,736
Ryman Hospitality Properties, Inc.	1,746	0.90%	7,315

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Terreno Realty Corp.	984	0.38%	$7,029
WP Carey, Inc.	1,542	0.69%	6,518
American Campus Communities, Inc.	3,734	1.11%	6,393
Highwoods Properties, Inc.	2,047	0.55%	4,596
Pebblebrook Hotel Trust	1,881	0.26%	2,966
Paramount Group, Inc.	3,963	0.22%	1,349
Kilroy Realty Corp.	1,741	0.71%	1,219
EPR Properties	633	0.19%	853
National Retail Properties, Inc.	4,276	1.13%	804
Kite Realty Group Trust	1,214	0.15%	(188)
Host Hotels & Resorts, Inc.	3,359	0.34%	(830)
Hudson Pacific Properties, Inc.	4,594	0.74%	(3,931)
Acadia Realty Trust	8,571	1.07%	(4,189)
Agree Realty Corp.	3,209	1.31%	(4,345)
JBG SMITH Properties	1,843	0.34%	(5,790)
SL Green Realty Corp.	2,058	0.90%	(6,536)
Four Corners Property Trust, Inc.	5,783	0.95%	(6,977)
DigitalBridge Group, Inc.	21,912	0.81%	(9,004)
Empire State Realty Trust, Inc. — Class A	9,056	0.56%	(12,067)
DiamondRock Hospitality Co.	16,177	0.94%	(12,199)
Medical Properties Trust, Inc.	12,759	1.57%	(12,873)
Xenia Hotels & Resorts, Inc.	12,177	1.33%	(20,376)
Americold Realty Trust	4,036	0.72%	(27,523)
CareTrust REIT, Inc.	9,331	1.16%	(31,704)
Total Financial			1,745,090

Consumer, Cyclical
Hilton Grand Vacations, Inc.	2,294	0.67%	20,678
Lennar Corp. — Class A	591	0.34%	(1,960)
DR Horton, Inc.	674	0.35%	(2,266)
PulteGroup, Inc.	1,771	0.50%	(12,082)
Marriott Vacations Worldwide Corp.	523	0.51%	(12,168)
Total Consumer, Cyclical			(7,798)
Total MS Equity Long Custom Basket			$1,737,292

MS EQUITY LONG CUSTOM BASKET
Financial
Regency Centers Corp.	31,553	3.79%	$573,571
AvalonBay Communities, Inc.	12,026	4.77%	542,613
Innovative Industrial Properties, Inc.	3,542	1.47%	500,762
Sun Communities, Inc.	12,838	4.26%	500,486
Jones Lang LaSalle, Inc.	5,690	2.53%	494,579
Equity Residential	29,211	4.24%	394,081
Ventas, Inc.	24,447	2.42%	307,562
Gaming and Leisure Properties, Inc.	40,465	3.36%	251,560
American Assets Trust, Inc.	35,937	2.41%	238,345
Alexandria Real Estate Equities, Inc.	8,612	2.95%	213,143
CyrusOne, Inc.	26,854	3.73%	202,103
Healthpeak Properties, Inc.	37,163	2.23%	157,714
MGM Growth Properties LLC — Class A	25,154	1.73%	138,574
DiamondRock Hospitality Co.	161,228	2.73%	138,241
Prologis, Inc.	6,847	1.54%	130,091
VICI Properties, Inc.	47,359	2.41%	122,505
Ryman Hospitality Properties, Inc.	17,936	2.69%	116,545
Invitation Homes, Inc.	37,298	2.56%	105,208
Brixmor Property Group, Inc.	90,050	3.57%	94,033
Boston Properties, Inc.	6,191	1.20%	71,306
American Campus Communities, Inc.	34,452	2.99%	56,351
Highwoods Properties, Inc.	16,624	1.31%	52,993
Hudson Pacific Properties, Inc.	51,150	2.41%	44,011
National Storage Affiliates Trust	40,201	3.80%	17,243
Agree Realty Corp.	27,473	3.26%	(49,291)
Rexford Industrial Realty, Inc.	23,382	2.38%	(66,774)
Four Corners Property Trust, Inc.	63,158	3.04%	(77,678)
Medical Properties Trust, Inc.	48,176	1.73%	(79,550)
Acadia Realty Trust	99,407	3.64%	(93,794)
Xenia Hotels & Resorts, Inc.	117,189	3.73%	(146,831)
Americold Realty Trust	24,814	1.29%	(180,389)
Empire State Realty Trust, Inc. — Class A	147,536	2.65%	(247,818)
CareTrust REIT, Inc.	79,056	2.88%	(283,135)
Total Financial			4,238,360

Consumer, Cyclical
Hilton Grand Vacations, Inc.	26,551	2.26%	189,587
DR Horton, Inc.	7,931	1.19%	(26,661)
Lennar Corp. — Class A	6,948	1.17%	(27,054)
Marriott Vacations Worldwide Corp.	6,867	1.94%	(104,485)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
PulteGroup, Inc.	21,125	1.74%	$(164,653)
Total Consumer, Cyclical			(133,266)
Total MS Equity Long Custom Basket			$4,105,094

MS EQUITY SHORT CUSTOM BASKET
Financial
Omega Healthcare Investors, Inc.	73,821	(4.01)%	$471,911
LTC Properties, Inc.	39,470	(2.26)%	381,771
Realty Income Corp.	51,553	(6.03)%	185,726
National Health Investors, Inc.	10,437	(1.01)%	169,240
Office Properties Income Trust	52,388	(2.39)%	144,505
Broadstone Net Lease, Inc.	49,682	(2.22)%	139,479
Urban Edge Properties	88,531	(2.92)%	93,215
American Finance Trust, Inc.	84,093	(1.22)%	83,308
Equity Commonwealth	26,055	(1.22)%	67,578
Sunstone Hotel Investors, Inc.	107,306	(2.31)%	62,653
Easterly Government Properties, Inc.	31,888	(1.19)%	40,656
Douglas Emmett, Inc.	42,185	(2.41)%	31,227
Healthcare Realty Trust, Inc.	45,000	(2.42)%	27,981
RLJ Lodging Trust	144,678	(3.88)%	8,438
Corporate Office Properties Trust	48,835	(2.38)%	(1,603)
STORE Capital Corp.	81,884	(4.73)%	(15,578)
Host Hotels & Resorts, Inc.	64,532	(1.90)%	(25,271)
Cousins Properties, Inc.	50,338	(3.39)%	(47,517)
Digital Realty Trust, Inc.	9,302	(2.42)%	(48,043)
Industrial Logistics Properties Trust	30,317	(1.39)%	(71,182)
Apartment Income REIT Corp.	48,054	(4.23)%	(106,927)
Camden Property Trust	12,711	(3.38)%	(143,301)
Federal Realty Investment Trust	14,577	(3.10)%	(158,224)
SITE Centers Corp.	113,368	(3.16)%	(173,642)
Apple Hospitality REIT, Inc.	175,903	(4.99)%	(183,074)
STAG Industrial, Inc.	39,099	(2.77)%	(228,460)
Washington Real Estate Investment Trust	64,199	(2.87)%	(237,397)
CubeSmart	30,279	(2.65)%	(272,545)
Essential Properties Realty Trust, Inc.	78,974	(3.98)%	(273,718)
Independence Realty Trust, Inc.	109,046	(4.00)%	(504,347)
Mid-America Apartment Communities, Inc.	17,752	(5.98)%	(816,420)
Total Financial			(1,399,561)

Exchange-Traded Funds
Vanguard Real Estate ETF	39,163	(7.19)%	14,882
Total MS Equity Short Custom Basket			$(1,384,679)

GS EQUITY LONG CUSTOM BASKET
Financial
Prologis, Inc.	12,754	9.84%	$265,849
Equinix, Inc.	1,571	7.62%	169,659
Public Storage	2,097	3.82%	128,060
AvalonBay Communities, Inc.	2,838	3.86%	112,110
Invitation Homes, Inc.	12,898	3.03%	96,909
Simon Property Group, Inc.	4,667	3.72%	93,205
Equity Residential	7,375	3.66%	84,777
Extra Space Storage, Inc.	1,887	1.95%	83,347
Welltower, Inc.	5,557	2.81%	68,255
Alexandria Real Estate Equities, Inc.	2,503	2.94%	66,152
Sun Communities, Inc.	1,820	2.07%	64,415
Regency Centers Corp.	3,944	1.63%	47,966
Mid-America Apartment Communities, Inc.	895	1.03%	43,981
Equity LifeStyle Properties, Inc.	2,556	1.23%	41,233
Essex Property Trust, Inc.	785	1.54%	41,114
UDR, Inc.	3,300	1.07%	39,461
Life Storage, Inc.	1,496	1.05%	38,035
Iron Mountain, Inc.	3,709	0.99%	32,657
CyrusOne, Inc.	4,047	1.92%	32,053
Healthpeak Properties, Inc.	11,505	2.36%	31,119
Duke Realty Corp.	3,948	1.16%	28,812
National Storage Affiliates Trust	4,449	1.44%	28,482
Digital Realty Trust, Inc.	2,382	2.11%	25,213
MGM Growth Properties LLC — Class A	4,168	0.98%	23,810
Gaming and Leisure Properties, Inc.	6,546	1.86%	23,163
American Homes 4 Rent — Class A	4,094	0.96%	23,002
Rexford Industrial Realty, Inc.	4,628	1.61%	20,108
Innovative Industrial Properties, Inc.	323	0.46%	17,364
Camden Property Trust	387	0.35%	16,639
Brixmor Property Group, Inc.	11,690	1.59%	15,897
Boston Properties, Inc.	2,235	1.49%	14,166
Kimco Realty Corp.	8,843	1.13%	13,533
Realty Income Corp.	3,429	1.37%	12,445
VICI Properties, Inc.	7,442	1.30%	9,975
Ventas, Inc.	7,921	2.68%	9,617

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Ryman Hospitality Properties, Inc.	1,746	0.90%	$7,314
Terreno Realty Corp.	984	0.38%	7,038
WP Carey, Inc.	1,542	0.69%	6,453
American Campus Communities, Inc.	3,734	1.11%	6,436
Highwoods Properties, Inc.	2,047	0.55%	4,557
Pebblebrook Hotel Trust	1,881	0.26%	2,936
Paramount Group, Inc.	3,963	0.22%	1,386
Kilroy Realty Corp.	1,741	0.71%	1,193
EPR Properties	633	0.19%	854
National Retail Properties, Inc.	4,276	1.13%	558
Kite Realty Group Trust	1,214	0.15%	(256)
Host Hotels & Resorts, Inc.	3,359	0.34%	(828)
Hudson Pacific Properties, Inc.	4,594	0.74%	(3,946)
Agree Realty Corp.	3,209	1.30%	(4,417)
Acadia Realty Trust	8,571	1.07%	(4,437)
JBG SMITH Properties	1,843	0.33%	(5,807)
Four Corners Property Trust, Inc.	5,783	0.95%	(6,049)
SL Green Realty Corp.	2,058	0.89%	(6,540)
DigitalBridge Group, Inc.	21,912	0.81%	(8,973)
Empire State Realty Trust, Inc. — Class A	9,056	0.56%	(12,020)
DiamondRock Hospitality Co.	16,177	0.94%	(12,150)
Medical Properties Trust, Inc.	12,759	1.57%	(13,301)
Xenia Hotels & Resorts, Inc.	12,177	1.33%	(20,185)
Americold Realty Trust	4,036	0.72%	(27,467)
CareTrust REIT, Inc.	9,331	1.16%	(31,733)
Total Financial			1,743,199

Consumer, Cyclical
Hilton Grand Vacations, Inc.	2,295	0.67%	20,656
Lennar Corp. — Class A	591	0.34%	(1,962)
DR Horton, Inc.	674	0.35%	(2,374)
PulteGroup, Inc.	1,771	0.50%	(12,117)
Marriott Vacations Worldwide Corp.	523	0.51%	(12,321)
Total Consumer, Cyclical			(8,118)
Total GS Equity Long Custom Basket			$1,735,081

GS EQUITY LONG CUSTOM BASKET
Financial
Regency Centers Corp.	31,553	3.79%	$572,919
AvalonBay Communities, Inc.	12,026	4.77%	540,811
Innovative Industrial Properties, Inc.	3,542	1.47%	504,828
Sun Communities, Inc.	12,838	4.26%	502,016
Jones Lang LaSalle, Inc.	5,690	2.53%	495,032
Equity Residential	29,211	4.24%	390,633
Ventas, Inc.	24,447	2.42%	307,172
Gaming and Leisure Properties, Inc.	40,465	3.36%	252,085
American Assets Trust, Inc.	35,937	2.41%	244,190
Alexandria Real Estate Equities, Inc.	8,612	2.95%	203,387
CyrusOne, Inc.	26,854	3.73%	201,861
Healthpeak Properties, Inc.	37,163	2.23%	158,677
MGM Growth Properties LLC — Class A	25,154	1.73%	138,505
DiamondRock Hospitality Co.	161,228	2.73%	133,630
Prologis, Inc.	6,847	1.54%	129,811
VICI Properties, Inc.	47,359	2.41%	121,295
Ryman Hospitality Properties, Inc.	17,936	2.69%	117,755
Invitation Homes, Inc.	37,298	2.56%	106,729
Brixmor Property Group, Inc.	90,050	3.57%	94,311
Boston Properties, Inc.	6,191	1.20%	70,475
Highwoods Properties, Inc.	16,624	1.31%	52,833
American Campus Communities, Inc.	34,452	2.99%	52,440
Hudson Pacific Properties, Inc.	51,150	2.41%	43,495
National Storage Affiliates Trust	40,201	3.80%	20,005
Agree Realty Corp.	27,473	3.26%	(56,261)
Rexford Industrial Realty, Inc.	23,382	2.38%	(68,386)
Four Corners Property Trust, Inc.	63,158	3.04%	(70,335)
Medical Properties Trust, Inc.	48,176	1.73%	(79,784)
Acadia Realty Trust	99,407	3.64%	(94,700)
Xenia Hotels & Resorts, Inc.	117,189	3.73%	(152,327)
Americold Realty Trust	24,814	1.29%	(181,392)
Empire State Realty Trust, Inc. — Class A	147,536	2.65%	(246,749)
CareTrust REIT, Inc.	79,056	2.88%	(283,969)
Total Financial			4,220,992

Consumer, Cyclical
Hilton Grand Vacations, Inc.	26,551	2.26%	189,332
Lennar Corp. — Class A	6,948	1.17%	(26,380)
DR Horton, Inc.	7,931	1.19%	(27,929)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Marriott Vacations Worldwide Corp.	6,867	1.94%	$(106,812)
PulteGroup, Inc.	21,125	1.74%	(163,971)
Total Consumer, Cyclical			(135,760)
Total GS Equity Long Custom Basket			$4,085,232

GS EQUITY SHORT CUSTOM BASKET
Financial
Omega Healthcare Investors, Inc.	73,821	(4.02)%	$478,101
LTC Properties, Inc.	39,470	(2.26)%	382,906
Realty Income Corp.	51,553	(6.04)%	179,003
National Health Investors, Inc.	10,437	(1.01)%	170,190
Office Properties Income Trust	52,388	(2.40)%	146,574
Broadstone Net Lease, Inc.	45,753	(2.05)%	116,490
Urban Edge Properties	88,531	(2.93)%	94,356
American Finance Trust, Inc.	84,093	(1.22)%	84,963
Equity Commonwealth	26,055	(1.22)%	68,006
Sunstone Hotel Investors, Inc.	107,306	(2.32)%	62,588
Easterly Government Properties, Inc.	31,888	(1.19)%	40,709
Douglas Emmett, Inc.	42,185	(2.41)%	34,144
Healthcare Realty Trust, Inc.	45,000	(2.42)%	27,963
RLJ Lodging Trust	144,684	(3.89)%	15,464
Corporate Office Properties Trust	48,835	(2.38)%	(1,645)
STORE Capital Corp.	81,884	(4.74)%	(13,466)
Host Hotels & Resorts, Inc.	64,532	(1.90)%	(24,329)
Cousins Properties, Inc.	50,338	(3.39)%	(47,549)
Digital Realty Trust, Inc.	9,302	(2.43)%	(47,855)
Industrial Logistics Properties Trust	30,317	(1.39)%	(71,217)
Apartment Income REIT Corp.	48,054	(4.24)%	(104,235)
Camden Property Trust	12,711	(3.39)%	(143,376)
Federal Realty Investment Trust	14,577	(3.11)%	(157,092)
Apple Hospitality REIT, Inc.	175,903	(5.00)%	(171,940)
SITE Centers Corp.	113,368	(3.16)%	(176,799)
STAG Industrial, Inc.	39,099	(2.77)%	(227,523)
Washington Real Estate Investment Trust	64,199	(2.87)%	(236,908)
CubeSmart	30,279	(2.65)%	(272,548)
Essential Properties Realty Trust, Inc.	78,974	(3.99)%	(272,891)
Independence Realty Trust, Inc.	109,046	(4.01)%	(504,495)
Mid-America Apartment Communities, Inc.	17,752	(5.99)%	(816,069)
Total Financial			(1,388,480)

Exchange-Traded Funds
Vanguard Real Estate ETF	39,163	(7.21)%	13,212
Total GS Equity Short Custom Basket			$(1,375,268)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at September 30, 2021.
[2]	All or a portion of this security is pledged as custom basket swap collateral at September 30, 2021.
[3]	Rate indicated is the 7-day yield as of September 30, 2021.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
RISK MANAGED REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$461,346,966	$—	$—	$461,346,966
Money Market Fund	31,908,251	—	—	31,908,251
Equity Custom Basket Swap Agreements**	—	11,662,699	—	11,662,699
Total Assets	$493,255,217	$11,662,699	$—	$504,917,916

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$36,388,789	$—	$—	$36,388,789
Exchange-Traded Funds Sold Short	2,802,614	—	—	2,802,614
Equity Custom Basket Swap Agreements**	—	2,759,947	—	2,759,947
Total Liabilities	$39,191,403	$2,759,947	$—	$41,951,350

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $420,959,391)	$493,255,217
Cash	36,196,950
Unrealized appreciation on OTC swap agreements	11,662,699
Prepaid expenses	36,310
Receivables:
Securities sold	3,564,071
Fund shares sold	2,505,233
Dividends	1,123,344
Interest	293
Other assets	54,734
Total assets	548,398,851

Liabilities:
Securities sold short, at value (proceeds $39,407,824)	39,191,403
Segregated cash due to broker	4,538,030
Unrealized depreciation on OTC swap agreements	2,759,947
Payable for:
Securities purchased	5,505,416
Fund shares redeemed	362,126
Management fees	308,042
Swap settlement	224,362
Distributions to shareholders	174,785
Fund accounting/administration fees	30,925
Distribution and service fees	9,456
Transfer agent/maintenance fees	9,154
Trustees’ fees*	3,228
Due to Investment Adviser	354
Miscellaneous	57,951
Total liabilities	53,175,179
Net assets	$495,223,672

Net assets consist of:
Paid in capital	$402,640,846
Total distributable earnings (loss)	92,582,826
Net assets	$495,223,672

A-Class:
Net assets	$10,097,847
Capital shares outstanding	273,888
Net asset value per share	$36.87
Maximum offering price per share (Net asset value divided by 95.25%)	$38.71

C-Class:
Net assets	$5,029,192
Capital shares outstanding	137,581
Net asset value per share	$36.55

P-Class:
Net assets	$14,830,106
Capital shares outstanding	400,394
Net asset value per share	$37.04

Institutional Class:
Net assets	$465,266,527
Capital shares outstanding	12,459,150
Net asset value per share	$37.34

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends	$9,551,225
Interest	4,803
Total investment income	9,556,028

Expenses:
Management fees	3,139,809
Distribution and service fees:
A-Class	25,757
C-Class	33,058
P-Class	34,209
Transfer agent/maintenance fees:
A-Class	8,989
C-Class	3,531
P-Class	16,562
Institutional Class	212,109
Short sale dividend expense	657,391
Fund accounting/administration fees	286,199
Professional fees	69,918
Custodian fees	30,741
Trustees’ fees*	24,678
Line of credit fees	17,682
Miscellaneous	146,514
Recoupment of previously waived fees:
A-Class	804
C-Class	1,986
P-Class	7,781
Institutional Class	11,819
Total expenses	4,729,537
Less:
Expenses reimbursed by Adviser:
A-Class	(1,733)
C-Class	(472)
P-Class	(3,493)
Institutional Class	(13,100)
Expenses waived by Adviser	(3,884)
Earnings credits applied	(30)
Total waived/reimbursed expenses	(22,712)
Net expenses	4,706,825
Net investment income	4,849,203

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$39,997,369
Investments sold short	(2,543,844)
Swap agreements	(1,285,447)
Net realized gain	36,168,078
Net change in unrealized appreciation (depreciation) on:
Investments	63,631,574
Investments sold short	394,548
Swap agreements	6,684,079
Net change in unrealized appreciation (depreciation)	70,710,201
Net realized and unrealized gain	106,878,279
Net increase in net assets resulting from operations	$111,727,482

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,849,203	$3,220,961
Net realized gain on investments	36,168,078	12,964,702
Net change in unrealized appreciation (depreciation) on investments	70,710,201	(28,257,366)
Net increase (decrease) in net assets resulting from operations	111,727,482	(12,071,703)

Distributions to shareholders:
A-Class	(933,838)	(957,148)
C-Class	(188,880)	(113,526)
P-Class	(868,263)	(877,436)
Institutional Class	(24,055,000)	(12,530,172)
Total distributions to shareholders	(26,045,981)	(14,478,282)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,697,124	5,640,634
C-Class	2,849,191	2,155,146
P-Class	8,994,214	11,549,513
Institutional Class	169,214,784	154,929,010
Distributions reinvested
A-Class	902,695	944,537
C-Class	176,660	104,891
P-Class	868,263	877,436
Institutional Class	19,938,359	10,433,798
Cost of shares redeemed
A-Class	(14,900,087)	(5,310,772)
C-Class	(1,002,677)	(1,173,851)
P-Class	(10,004,722)	(31,799,723)
Institutional Class	(95,198,371)	(53,391,937)
Net increase from capital share transactions	88,535,433	94,958,682
Net increase in net assets	174,216,934	68,408,697

Net assets:
Beginning of year	321,006,738	252,598,041
End of year	$495,223,672	$321,006,738

Capital share activity:
Shares sold
A-Class	196,140	181,753
C-Class	79,979	67,526
P-Class	264,152	354,802
Institutional Class	5,109,785	5,166,648
Shares issued from reinvestment of distributions
A-Class	29,406	29,970
C-Class	5,791	3,334
P-Class	27,797	27,630
Institutional Class	626,369	329,330
Shares redeemed
A-Class	(480,725)	(171,692)
C-Class	(30,402)	(39,458)
P-Class	(295,005)	(967,278)
Institutional Class	(2,852,113)	(1,724,186)
Net increase in shares	2,681,174	3,258,379

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$29.97	$34.11	$28.93	$29.70	$28.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.31	.34	.41	.03
Net gain (loss) on investments (realized and unrealized)	8.86	(2.53)	5.65	.38	2.08
Total from investment operations	9.18	(2.22)	5.99	.79	2.11
Less distributions from:
Net investment income	(.54)	(.63)	(.55)	(.52)	(.57)
Net realized gains	(1.74)	(1.29)	(.26)	(1.04)	(.71)
Total distributions	(2.28)	(1.92)	(.81)	(1.56)	(1.28)
Net asset value, end of period	$36.87	$29.97	$34.11	$28.93	$29.70

Total Return[b]	32.13%	(6.73%)	21.12%	2.70%	7.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,098	$15,857	$16,682	$13,772	$2,196
Ratios to average net assets:
Net investment income (loss)	0.95%	0.99%	1.09%	1.42%	0.09%
Total expenses[c]	1.39%	1.71%	1.89%	1.78%	1.45%
Net expenses[d,e,f]	1.38%	1.70%	1.88%	1.76%	1.33%
Portfolio turnover rate	80%	180%	122%	107%	85%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$29.76	$33.88	$28.75	$29.54	$28.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.08	.11	.15	(.19)
Net gain (loss) on investments (realized and unrealized)	8.76	(2.53)	5.60	.42	2.06
Total from investment operations	8.81	(2.45)	5.71	.57	1.87
Less distributions from:
Net investment income	(.28)	(.38)	(.32)	(.32)	(.39)
Net realized gains	(1.74)	(1.29)	(.26)	(1.04)	(.71)
Total distributions	(2.02)	(1.67)	(.58)	(1.36)	(1.10)
Net asset value, end of period	$36.55	$29.76	$33.88	$28.75	$29.54

Total Return[b]	31.05%	(7.48%)	20.23%	1.93%	6.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,029	$2,446	$1,721	$867	$725
Ratios to average net assets:
Net investment income (loss)	0.16%	0.26%	0.35%	0.53%	(0.66%)
Total expenses[c]	2.21%	2.54%	2.73%	2.71%	2.27%
Net expenses[d,e,f]	2.20%	2.51%	2.65%	2.53%	2.08%
Portfolio turnover rate	80%	180%	122%	107%	85%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$30.12	$34.30	$29.09	$29.85	$29.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.22	.60	.37	.13
Net gain (loss) on investments (realized and unrealized)	8.91	(2.48)	5.42	.43	1.98
Total from investment operations	9.20	(2.26)	6.02	.80	2.11
Less distributions from:
Net investment income	(.54)	(.63)	(.55)	(.52)	(.56)
Net realized gains	(1.74)	(1.29)	(.26)	(1.04)	(.71)
Total distributions	(2.28)	(1.92)	(.81)	(1.56)	(1.27)
Net asset value, end of period	$37.04	$30.12	$34.30	$29.09	$29.85

Total Return	32.03%	(6.81%)	21.12%	2.68%	7.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,830	$12,152	$33,894	$4,217	$2,564
Ratios to average net assets:
Net investment income (loss)	0.86%	0.70%	1.87%	1.29%	0.42%
Total expenses[c]	1.47%	1.84%	1.93%	1.88%	1.51%
Net expenses[d,e,f]	1.45%	1.78%	1.89%	1.78%	1.30%
Portfolio turnover rate	80%	180%	122%	107%	85%

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$30.34	$34.51	$29.27	$30.04	$29.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.41	.43	.46	.11
Net gain (loss) on investments (realized and unrealized)	8.98	(2.58)	5.71	.43	2.10
Total from investment operations	9.39	(2.17)	6.14	.89	2.21
Less distributions from:
Net investment income	(.65)	(.71)	(.64)	(.62)	(.64)
Net realized gains	(1.74)	(1.29)	(.26)	(1.04)	(.71)
Total distributions	(2.39)	(2.00)	(.90)	(1.66)	(1.35)
Net asset value, end of period	$37.34	$30.34	$34.51	$29.27	$30.04

Total Return	32.52%	(6.48%)	21.46%	2.98%	7.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$465,267	$290,551	$200,301	$154,245	$123,037
Ratios to average net assets:
Net investment income (loss)	1.18%	1.31%	1.38%	1.56%	0.38%
Total expenses[c]	1.10%	1.43%	1.61%	1.51%	1.02%
Net expenses[d,e,f]	1.10%	1.43%	1.60%	1.50%	1.01%
Portfolio turnover rate	80%	180%	122%	107%	85%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.01%	0.02%	0.03%	0.03%	0.02%
C-Class	0.06%	0.04%	0.01%	0.01%	0.00%*
P-Class	0.06%	0.02%	0.02%	0.01%	0.00%*
Institutional Class	0.00%*	0.01%	0.01%	0.02%	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.21%	1.23%	1.27%	1.29%	1.30%
C-Class	2.04%	2.05%	2.05%	2.05%	2.04%
P-Class	1.29%	1.30%	1.30%	1.30%	1.29%
Institutional Class	0.94%	0.96%	1.00%	1.03%	0.97%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders:

Guggenheim Small Cap Value Fund is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and performance of the Fund for the fiscal year ended September 30, 2021.

For the fiscal year ended September 30, 2021, Guggenheim Small Cap Value Fund returned 51.48%1, compared with the 63.92% return of its benchmark, the Russell 2000® Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained, volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Rising interest rates, the reopening of the economy following the pandemic, and a historically wide valuation gap between growth and value sectors were among the factors that, in a reversal from the last few years, saw value stocks solidly outperform growth stocks over the period, particularly in the small capitalization space. Early on, the smallest and most sensitive to an improving economy advanced the most, but larger, more growth-focused names stepped up as the market grew concerned about the Delta variant, peak profitability, rising input prices, logistical challenges, and shortages. The Fund, which tends to own the larger but more value-focused companies in the benchmark, lagged its benchmark at times throughout the period. While small cap value stocks outperformed large cap value stocks for the period, the more volatile, lower-quality companies in the small cap space outperformed those of higher quality, which are those the Fund tends to own.

The largest headwind to the Fund was stock selection in the Technology and Industrials sectors, as earnings reports of companies indicated supply chain issues, cost input inflation, or impairments related to Hurricane Ida. In Technology, communication equipment names as well as the hand-set chip suppliers were weak, as component availability either impaired the ability to get sufficient product out the door or delayed customer orders. Stocks that fell from highs in the period included Infinera Corp., Qorvo, Inc., and Skyworks Solutions. Equities in the Industrials sector declined 10% more than those in the benchmark, led by Parsons Corp., which reported a 56% decline in operating income for the summer quarter due to reserves taken on federal solutions and critical infrastructure programs, and Enersys, which fell on raw material cost inflation and availability issues.

Selection in REITs was poor against the benchmark, offset by a beneficial underweighting to the sector. A lack of exposure to cyclical office retail REITs and an overweighting to healthcare REITs was entirely the cause, as opposed to any issues with individual companies. A large position in mediocre performer Physicians REIT was the main individual detractor.

Selection in Financials was also a negative influence in the period. An over-exposure to insurance and reinsurance names was detrimental as the market feared the impact of Hurricane Ida and other storms. Heritage Insurance and Alleghany Corp both fell on these concerns. A bright spot was Pinnacle Financial Partners, which had strong earnings growth during the year.

Also detracting from performance was the fact that the Fund did not own Gamestop and AMC, volatile meme stocks that soared earlier in 2021, based on the view that the companies’ earnings fundamentals did not justify their valuations.

A positive contribution from underweighting the Health Care sector was offset by poor selection, led by Emergent BiosSolutions, which fell as the company in a manufacturing contract for Johnson and Johnson’s vaccine had to dispose of millions of contaminated doses. The company’s facility has subsequently corrected the outstanding issues at the facility and is once again manufacturing. Not owning hospitals or life science tools companies also detracted from performance. Evolent Health was a large individual contributor in the sector, rising on speculation that the company could become a takeover target after involvement by activist investors.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2021

The leading contributors to relative performance for the year were stock selection in Consumer Discretionary and Consumer Staples. In Consumer Discretionary, the Fund was helped by holdings in retailers selling apparel (Abercrombie & Fitch), autos and auto parts (Penske Automotive, LKQ Corp.), and sporting equipment (Dick’s Sporting Goods). Meritage Homes detracted from performance; investors became cautious on the sector as homebuilders faced higher raw materials costs and concerns over affordability. Consumer Staples names in the Fund also outgained those in the benchmark, led by Bunge, one of the Fund’s largest holdings.

Selection in Energy was also a relative contributor to performance, as the sector benefitted from the rise in price of both oil and natural gas. An emphasis on exploration and production companies was helpful, especially for natural gas-oriented Range Resources. Another significant contributor was Parsley Energy, an oil and gas company which was acquired by Pioneer Natural Resources during the period.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities.

At the end of the period, the Fund’s largest sector overweights relative to the benchmark were Industrials and Information Technology, and Materials. The Fund’s largest sector underweights were in Health Care, Financials, and REITs.

Portfolio and Market Outlook

The market outlook is indeed murkier than usual. The expectation of a government and a Federal Reserve (“Fed”) willing to do whatever is necessary to help the economy and the markets will need to meet the growing limitations that an increasingly indebted nation must eventually face. However, near term benefits of stimulus money and a Fed willing to commit to near zero interest rates for an indefinite period suggest a buoyant near-term outlook. The eventual outcome of the stimulus bill being debated in Congress and the Fed’s tapering process also promise to be significant but unpredictable market movers.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Range Resources Corp.	3.6%
Pioneer Natural Resources Co.	2.8%
First Horizon Corp.	2.0%
Encompass Health Corp.	1.5%
Rexnord Corp.	1.5%
MDU Resources Group, Inc.	1.5%
Evolent Health, Inc. — Class A	1.5%
Physicians Realty Trust	1.5%
Huntsman Corp.	1.4%
Lexington Realty Trust	1.4%
Top Ten Total	18.7%

“Ten Largest Holdings” excludes any temporary cash investments.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares	51.48%	8.44%	10.92%
A-Class Shares with sales charge‡	44.27%	7.39%	10.39%
C-Class Shares	50.36%	7.62%	10.10%
C-Class Shares with CDSC§	49.36%	7.62%	10.10%
Institutional Class Shares	51.78%	8.70%	11.19%
Russell 2000 Value Index	63.92%	11.03%	13.22%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	51.46%	8.45%	6.92%
Russell 2000 Value Index	63.92%	11.03%	9.60%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class Shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS	September 30, 2021
SMALL CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 93.2%

Financial - 27.1%
First Horizon Corp.	8,381	$136,526
Physicians Realty Trust REIT	5,665	99,817
Lexington Realty Trust REIT	7,280	92,820
CNO Financial Group, Inc.	3,653	85,992
Cathay General Bancorp	1,864	77,151
Investors Bancorp, Inc.	5,025	75,928
BOK Financial Corp.	817	73,162
Simmons First National Corp. — Class A	2,450	72,422
Hanmi Financial Corp.	3,541	71,032
Prosperity Bancshares, Inc.	992	70,561
Radian Group, Inc.	3,075	69,864
STAG Industrial, Inc. REIT	1,776	69,708
Stifel Financial Corp.	984	66,873
MGIC Investment Corp.	4,422	66,153
Hancock Whitney Corp.	1,205	56,780
Flagstar Bancorp, Inc.	1,097	55,706
Berkshire Hills Bancorp, Inc.	2,052	55,363
Axis Capital Holdings Ltd.	1,106	50,920
Independent Bank Group, Inc.	658	46,744
Apple Hospitality REIT, Inc.	2,954	46,467
GoHealth, Inc. — Class A*	9,092	45,733
Zions Bancorp North America	686	42,457
Sunstone Hotel Investors, Inc. REIT*	3,446	41,145
Piedmont Office Realty Trust, Inc. — Class A REIT	2,297	40,037
Heritage Insurance Holdings, Inc.	5,840	39,770
Kennedy-Wilson Holdings, Inc.	1,884	39,413
Old Republic International Corp.	1,688	39,044
Park Hotels & Resorts, Inc. REIT*	1,923	36,806
Heartland Financial USA, Inc.	764	36,733
Virtu Financial, Inc. — Class A	1,322	32,296
RMR Group, Inc. — Class A	797	26,660
Total Financial		1,860,083

Industrial - 22.4%
Rexnord Corp.	1,594	102,478
MDU Resources Group, Inc.	3,390	100,581
GATX Corp.	917	82,127
Knight-Swift Transportation Holdings, Inc.	1,594	81,533
EnerSys	1,054	78,460
Owens Corning	888	75,924
Sanmina Corp.*	1,906	73,457
Colfax Corp.*	1,552	71,237
Graphic Packaging Holding Co.	3,651	69,515
Kirby Corp.*	1,448	69,446
Plexus Corp.*	756	67,594
Littelfuse, Inc.	247	67,497
Valmont Industries, Inc.	281	66,069
Altra Industrial Motion Corp.	1,128	62,435
Energizer Holdings, Inc.	1,581	61,738
PGT Innovations, Inc.*	3,162	60,394
Southwest Gas Holdings, Inc.	856	57,249
Terex Corp.	1,183	49,804
Curtiss-Wright Corp.	394	49,715
Encore Wire Corp.	431	40,872
Kennametal, Inc.	1,077	36,866
Advanced Energy Industries, Inc.	384	33,696
II-VI, Inc.*	512	30,393
Park Aerospace Corp.	2,051	28,058
Howmet Aerospace, Inc.	627	19,562
Total Industrial		1,536,700

Consumer, Cyclical - 10.4%
Avient Corp.	1,668	77,312
Alaska Air Group, Inc.*	1,224	71,726
Abercrombie & Fitch Co. — Class A*	1,867	70,255
KAR Auction Services, Inc.*	4,188	68,641
MSC Industrial Direct Company, Inc. — Class A	834	66,879
Hawaiian Holdings, Inc.*	2,804	60,735
Meritage Homes Corp.*	592	57,424
Lakeland Industries, Inc.*	2,166	45,486
Methode Electronics, Inc.	975	40,999
Dana, Inc.	1,551	34,494
Dick’s Sporting Goods, Inc.	273	32,697
Penske Automotive Group, Inc.	320	32,192
Tenneco, Inc. — Class A*	1,556	22,204
Zumiez, Inc.*	513	20,397
Newell Brands, Inc.	631	13,970
Total Consumer, Cyclical		715,411

Energy - 8.6%
Range Resources Corp.*	10,778	243,906
Pioneer Natural Resources Co.	1,159	192,985
Patterson-UTI Energy, Inc.	10,182	91,638
CNX Resources Corp.*	5,066	63,933
Total Energy		592,462

Consumer, Non-cyclical - 6.8%
Encompass Health Corp.	1,366	102,505
Ingredion, Inc.	966	85,983
Central Garden & Pet Co. — Class A*	1,632	70,176
Integer Holdings Corp.*	637	56,910
US Foods Holding Corp.*	1,618	56,080
Emergent BioSolutions, Inc.*	699	34,999
Pacira BioSciences, Inc.*	596	33,376
Perdoceo Education Corp.*	2,215	23,390
Total Consumer, Non-cyclical		463,419

Communications - 5.3%
Infinera Corp.*	9,868	82,102
TEGNA, Inc.	3,891	76,731
Ciena Corp.*	1,008	51,761
Gray Television, Inc.	2,253	51,413
FireEye, Inc.*	2,627	46,761
Viavi Solutions, Inc.*	2,380	37,461
Entercom Communications Corp.*	5,002	18,407
Total Communications		364,636

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
SMALL CAP VALUE FUND

	Shares	Value
Technology - 5.3%
Evolent Health, Inc. — Class A*	3,227	$100,037
DXC Technology Co.*	2,413	81,101
Science Applications International Corp.	908	77,689
Conduent, Inc.*	10,165	66,987
Parsons Corp.*	1,033	34,874
Total Technology		360,688

Basic Materials - 4.9%
Huntsman Corp.	3,164	93,623
Ashland Global Holdings, Inc.	645	57,482
Element Solutions, Inc.	2,441	52,921
Kraton Corp.*	1,088	49,656
Reliance Steel & Aluminum Co.	339	48,281
Commercial Metals Co.	992	30,216
Total Basic Materials		332,179

Utilities - 2.4%
Black Hills Corp.	1,213	76,128
Spire, Inc.	714	43,682
ALLETE, Inc.	710	42,259
Total Utilities		162,069

Total Common Stocks
(Cost $5,188,202)		6,387,647

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,1	6,250	2
Total Convertible Preferred Stocks
(Cost $5,968)		2

RIGHTS† - 0.2%
Basic Materials - 0.2%
Pan American Silver Corp.*	17,705	12,748
Total Rights
(Cost $—)		12,748

MONEY MARKET FUND† - 6.0%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	409,902	409,902
Total Money Market Fund
(Cost $409,902)		409,902

Total Investments - 99.4%
(Cost $5,604,072)		$6,810,299
Other Assets & Liabilities, net - 0.6%		43,239
Total Net Assets - 100.0%		$6,853,538

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7-day yield as of September 30, 2021.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,387,647	$—	$—	$6,387,647
Convertible Preferred Stocks	—	—	2	2
Rights	12,748	—	—	12,748
Money Market Fund	409,902	—	—	409,902
Total Assets	$6,810,297	$—	$2	$6,810,299

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $5,604,072)	$6,810,299
Prepaid expenses	36,358
Receivables:
Securities sold	91,530
Investment Adviser	13,327
Dividends	10,237
Fund shares sold	2,651
Interest	3
Total assets	6,964,405

Liabilities:
Payable for:
Securities purchased	57,838
Professional fees	28,034
Printing fees	8,980
Fund accounting/administration fees	5,776
Transfer agent/maintenance fees	2,876
Fund shares redeemed	2,191
Distribution and service fees	1,550
Trustees’ fees*	1,215
Due to Investment Adviser	13
Miscellaneous	2,394
Total liabilities	110,867
Net assets	$6,853,538

Net assets consist of:
Paid in capital	$5,768,662
Total distributable earnings (loss)	1,084,876
Net assets	$6,853,538

A-Class:
Net assets	$4,520,646
Capital shares outstanding	283,841
Net asset value per share	$15.93
Maximum offering price per share (Net asset value divided by 95.25%)	$16.72

C-Class:
Net assets	$761,848
Capital shares outstanding	52,285
Net asset value per share	$14.57

P-Class:
Net assets	$49,323
Capital shares outstanding	3,073
Net asset value per share	$16.05

Institutional Class:
Net assets	$1,521,721
Capital shares outstanding	106,159
Net asset value per share	$14.33

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends	$121,535
Interest	17
Total investment income	121,552

Expenses:
Management fees	51,148
Distribution and service fees:
A-Class	11,392
C-Class	8,294
P-Class	104
Transfer agent/maintenance fees:
A-Class	19,716
C-Class	4,841
P-Class	322
Institutional Class	5,819
Registration fees	77,702
Professional fees	38,196
Fund accounting/administration fees	34,104
Trustees’ fees*	17,405
Custodian fees	5,455
Line of credit fees	267
Miscellaneous	7,247
Total expenses	282,012
Less:
Expenses reimbursed by Adviser:
A-Class	(91,927)
C-Class	(18,566)
P-Class	(971)
Institutional Class	(27,801)
Expenses waived by Adviser	(51,127)
Total waived/reimbursed expenses	(190,392)
Net expenses	91,620
Net investment income	29,932

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	781,131
Net realized gain	781,131
Net change in unrealized appreciation (depreciation) on:
Investments	1,804,257
Net change in unrealized appreciation (depreciation)	1,804,257
Net realized and unrealized gain	2,585,388
Net increase in net assets resulting from operations	$2,615,320

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$29,932	$47,572
Net realized gain (loss) on investments	781,131	(714,273)
Net change in unrealized appreciation (depreciation) on investments	1,804,257	(649,963)
Net increase (decrease) in net assets resulting from operations	2,615,320	(1,316,664)

Distributions to shareholders:
A-Class	(36,090)	(326,187)
C-Class	—	(40,256)
P-Class	(472)	(1,606)
Institutional Class	(13,445)	(136,363)
Total distributions to shareholders	(50,007)	(504,412)

Capital share transactions:
Proceeds from sale of shares
A-Class	552,766	860,701
C-Class	132,046	239,864
P-Class	11,399	58,142
Institutional Class	716,219	1,275,902
Distributions reinvested
A-Class	35,259	322,155
C-Class	—	39,690
P-Class	472	1,606
Institutional Class	13,445	136,363
Cost of shares redeemed
A-Class	(1,108,297)	(6,879,457)
C-Class	(507,467)	(853,611)
P-Class	(1,829)	(88,984)
Institutional Class	(629,091)	(2,752,189)
Net decrease from capital share transactions	(785,078)	(7,639,818)
Net increase (decrease) in net assets	1,780,235	(9,460,894)

Net assets:
Beginning of year	5,073,303	14,534,197
End of year	$6,853,538	$5,073,303

Capital share activity:
Shares sold
A-Class	36,752	78,870
C-Class	10,139	22,403
P-Class	720	6,309
Institutional Class	55,173	127,977
Shares issued from reinvestment of distributions
A-Class	2,669	23,970
C-Class	—	3,214
P-Class	35	118
Institutional Class	1,133	11,307
Shares redeemed
A-Class	(75,105)	(541,851)
C-Class	(36,767)	(82,317)
P-Class	(115)	(7,591)
Institutional Class	(43,634)	(316,698)
Net decrease in shares	(49,000)	(674,289)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.61	$12.86	$15.56	$15.74	$13.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.06	.10	.04	.02
Net gain (loss) on investments (realized and unrealized)	5.37	(1.87)	(1.28)	.91	2.20
Total from investment operations	5.44	(1.81)	(1.18)	.95	2.22
Less distributions from:
Net investment income	(.12)	(.18)	(.19)	(.15)	(.09)
Net realized gains	—	(.26)	(1.33)	(.98)	—
Total distributions	(.12)	(.44)	(1.52)	(1.13)	(.09)
Net asset value, end of period	$15.93	$10.61	$12.86	$15.56	$15.74

Total Return[b]	51.48%	(14.79%)	(6.14%)	6.32%	16.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,521	$3,390	$9,751	$11,931	$11,943
Ratios to average net assets:
Net investment income (loss)	0.47%	0.54%	0.75%	0.29%	0.15%
Total expenses[c]	4.07%	3.23%	2.27%	2.09%	1.87%
Net expenses[d,e,f]	1.30%	1.30%	1.30%	1.30%	1.32%
Portfolio turnover rate	28%	40%	78%	18%	48%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$9.69	$11.75	$14.30	$14.51	$12.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.02)	— [g]	(.07)	(.08)
Net gain (loss) on investments (realized and unrealized)	4.91	(1.73)	(1.18)	.84	2.02
Total from investment operations	4.88	(1.75)	(1.18)	.77	1.94
Less distributions from:
Net investment income	—	(.05)	(.04)	—	—
Net realized gains	—	(.26)	(1.33)	(.98)	—
Total distributions	—	(.31)	(1.37)	(.98)	—
Net asset value, end of period	$14.57	$9.69	$11.75	$14.30	$14.51

Total Return[b]	50.36%	(15.43%)	(6.89%)	5.57%	15.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$762	$765	$1,593	$2,884	$4,281
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.14%)	0.01%	(0.50%)	(0.60%)
Total expenses[c]	5.04%	4.33%	3.09%	2.94%	2.71%
Net expenses[d,e,f]	2.05%	2.06%	2.05%	2.05%	2.07%
Portfolio turnover rate	28%	40%	78%	18%	48%

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.75	$13.01	$15.73	$15.76	$13.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.05	.09	.05	.01
Net gain (loss) on investments (realized and unrealized)	5.42	(1.86)	(1.29)	.90	2.22
Total from investment operations	5.49	(1.81)	(1.20)	.95	2.23
Less distributions from:
Net investment income	(.19)	(.19)	(.19)	—	(.07)
Net realized gains	—	(.26)	(1.33)	(.98)	—
Total distributions	(.19)	(.45)	(1.52)	(.98)	(.07)
Net asset value, end of period	$16.05	$10.75	$13.01	$15.73	$15.76

Total Return	51.46%	(14.66%)	(6.18%)	6.30%	16.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49	$26	$47	$15	$14
Ratios to average net assets:
Net investment income (loss)	0.48%	0.46%	0.72%	0.30%	0.09%
Total expenses[c]	4.39%	4.07%	2.73%	2.79%	3.60%
Net expenses[d,e,f]	1.30%	1.30%	1.28%	1.30%	1.32%
Portfolio turnover rate	28%	40%	78%	18%	48%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$9.54	$11.60	$14.24	$14.50	$12.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.09	.12	.07	.04
Net gain (loss) on investments (realized and unrealized)	4.81	(1.68)	(1.20)	.84	2.04
Total from investment operations	4.91	(1.59)	(1.08)	.91	2.08
Less distributions from:
Net investment income	(.12)	(.21)	(.23)	(.19)	(.12)
Net realized gains	—	(.26)	(1.33)	(.98)	—
Total distributions	(.12)	(.47)	(1.56)	(1.17)	(.12)
Net asset value, end of period	$14.33	$9.54	$11.60	$14.24	$14.50

Total Return	51.78%	(14.54%)	(5.96%)	6.64%	16.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,522	$892	$3,143	$3,798	$4,790
Ratios to average net assets:
Net investment income (loss)	0.75%	0.82%	0.99%	0.50%	0.30%
Total expenses[c]	3.80%	2.86%	2.09%	1.91%	1.56%
Net expenses,d,e,f	1.05%	1.05%	1.05%	1.05%	1.07%
Portfolio turnover rate	28%	40%	78%	18%	48%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	—	—	—	0.00%*
C-Class	—	—	—	—	0.01%
P-Class	—	—	—	—	0.74%
Institutional Class	—	—	—	—	0.00%*

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
C-Class	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%
P-Class	1.30%	1.30%	1.28%	1.30%	1.30%	1.30%
Institutional Class	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%

[g]	Net investment income is less than $0.01 per share.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders:

Guggenheim StylePlusTM—Large Core Fund is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended September 30, 2020.

For the fiscal year ended September 30, 2021 Guggenheim StylePlus—Large Core Fund returned 29.91%1, compared with the 30.00% return of its benchmark, the S&P 500 Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the S&P 500 Index for the fiscal year ended September 30, 2021 by 0.09% net of fees. The fixed income sleeve contributed to total return, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, net of the investment income earned by these positions, were positive for the period. The actively managed equity sleeve contributed to performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, also contributed to performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

STYLEPLUS—LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 10, 1962
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	29.5%
Guggenheim Strategy Fund II	27.9%
Guggenheim Strategy Fund III	27.2%
Apple, Inc.	1.0%
Microsoft Corp.	0.9%
Alphabet, Inc. — Class C	0.6%
Amazon.com, Inc.	0.5%
Facebook, Inc. — Class A	0.3%
Cisco Systems, Inc.	0.3%
Merck & Company, Inc.	0.2%
Top Ten Total	88.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares	29.91%	15.79%	15.53%
A-Class Shares with sales charge‡	23.72%	14.67%	14.96%
C-Class Shares	28.69%	14.75%	14.47%
C-Class Shares with CDSC§	27.69%	14.75%	14.47%
S&P 500 Index	30.00%	16.90%	16.63%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	29.79%	15.62%	12.99%
S&P 500 Index	30.00%	16.90%	13.98%

	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	30.12%	16.08%	13.92%
S&P 500 Index	30.00%	16.90%	14.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS	September 30, 2021
STYLEPLUS—LARGE CORE FUND

	Shares	Value
COMMON STOCKS† - 16.2%

Technology - 4.6%
Apple, Inc.	17,247	$2,440,451
Microsoft Corp.	8,196	2,310,616
Oracle Corp.	6,973	607,557
Broadcom, Inc.	1,182	573,187
Texas Instruments, Inc.	2,906	558,562
QUALCOMM, Inc.	4,329	558,354
Intel Corp.	10,340	550,915
Applied Materials, Inc.	3,738	481,193
International Business Machines Corp.	3,040	422,347
NetApp, Inc.	4,167	374,030
HP, Inc.	13,224	361,809
Lam Research Corp.	597	339,783
Qorvo, Inc.*	2,018	337,389
Teradyne, Inc.	2,772	302,619
NVIDIA Corp.	1,292	267,651
KLA Corp.	697	233,154
Cerner Corp.	3,275	230,953
Cognizant Technology Solutions Corp. — Class A	2,483	184,263
Hewlett Packard Enterprise Co.	12,647	180,220
Seagate Technology Holdings plc	2,100	173,292
Advanced Micro Devices, Inc.*	1,401	144,163
Adobe, Inc.*	198	113,993
Total Technology		11,746,501

Consumer, Non-cyclical - 3.1%
Merck & Company, Inc.	8,558	642,791
Amgen, Inc.	2,593	551,402
Bristol-Myers Squibb Co.	9,186	543,536
Gilead Sciences, Inc.	7,496	523,596
AbbVie, Inc.	4,771	514,648
Quest Diagnostics, Inc.	2,980	433,024
Laboratory Corporation of America Holdings*	1,534	431,729
PerkinElmer, Inc.	2,452	424,907
Hologic, Inc.*	5,756	424,850
Pfizer, Inc.	9,044	388,982
Incyte Corp.*	5,076	349,127
Bio-Rad Laboratories, Inc. — Class A*	436	325,234
Philip Morris International, Inc.	3,431	325,224
DaVita, Inc.*	2,702	314,135
Vertex Pharmaceuticals, Inc.*	1,394	252,858
Molson Coors Beverage Co. — Class B	4,661	216,177
McKesson Corp.	1,061	211,542
Regeneron Pharmaceuticals, Inc.*	323	195,473
United Rentals, Inc.*	547	191,959
Johnson & Johnson	1,153	186,210
Moderna, Inc.*	347	133,546
UnitedHealth Group, Inc.	310	121,129
PayPal Holdings, Inc.*	461	119,957
Total Consumer, Non-cyclical		7,822,036

Communications - 2.6%
Alphabet, Inc. — Class C*	570	1,519,227
Amazon.com, Inc.*	391	1,284,451
Facebook, Inc. — Class A*	1,975	670,295
Cisco Systems, Inc.	12,162	661,978
Motorola Solutions, Inc.	1,976	459,064
Arista Networks, Inc.*	1,246	428,175
VeriSign, Inc.*	1,903	390,134
F5 Networks, Inc.*	1,959	389,410
Juniper Networks, Inc.	12,329	339,294
AT&T, Inc.	8,093	218,592
Walt Disney Co.*	716	121,126
Total Communications		6,481,746

Financial - 2.3%
Goldman Sachs Group, Inc.	1,448	547,388
Capital One Financial Corp.	3,265	528,832
MetLife, Inc.	7,968	491,865
Allstate Corp.	3,620	460,862
Travelers Companies, Inc.	3,031	460,742
Raymond James Financial, Inc.	4,910	453,049
Aflac, Inc.	8,569	446,702
Discover Financial Services	3,536	434,397
Everest Re Group Ltd.	1,571	393,975
Synchrony Financial	7,893	385,810
Western Union Co.	18,821	380,561
Berkshire Hathaway, Inc. — Class B*	1,159	316,337
Progressive Corp.	3,189	288,254
JPMorgan Chase & Co.	1,367	223,764
Visa, Inc. — Class A	587	130,754
Total Financial		5,943,292

Consumer, Cyclical - 2.2%
AutoZone, Inc.*	313	531,471
O’Reilly Automotive, Inc.*	840	513,290
Home Depot, Inc.	1,504	493,703
Yum! Brands, Inc.	3,686	450,835
Domino’s Pizza, Inc.	892	425,448
Target Corp.	1,777	406,524
Starbucks Corp.	3,671	404,948
Whirlpool Corp.	1,622	330,661
PulteGroup, Inc.	6,523	299,536
McDonald’s Corp.	1,104	266,186
BorgWarner, Inc.	5,837	252,217
Tapestry, Inc.	6,629	245,406
Tesla, Inc.*	305	236,521
Newell Brands, Inc.	9,264	205,105
NVR, Inc.*	41	196,557
General Motors Co.*	3,710	195,554
Hasbro, Inc.	1,959	174,782
Total Consumer, Cyclical		5,628,744

Industrial - 1.3%
3M Co.	2,911	510,648
Keysight Technologies, Inc.*	2,644	434,383
Snap-on, Inc.	1,984	414,557
Waters Corp.*	1,111	396,960

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
STYLEPLUS—LARGE CORE FUND

	Shares	Value
Huntington Ingalls Industries, Inc.	1,971	$380,521
Sealed Air Corp.	6,575	360,244
Mettler-Toledo International, Inc.*	236	325,057
Masco Corp.	5,685	315,802
Garmin Ltd.	882	137,116
Total Industrial		3,275,288

Energy - 0.1%
ONEOK, Inc.	4,696	272,321

Total Common Stocks
(Cost $37,374,582)		41,169,928

MUTUAL FUNDS† - 84.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	7,534,152	75,115,499
Guggenheim Strategy Fund II1	2,849,071	71,198,274
Guggenheim Strategy Fund III[1]	2,751,773	69,179,563
Total Mutual Funds
(Cost $214,217,021)		215,493,336

MONEY MARKET FUND† - 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	494,664	494,664
Total Money Market Fund
(Cost $494,664)		494,664

Total Investments - 101.0%
(Cost $252,086,267)		$257,157,928
Other Assets & Liabilities, net - (1.0)%		(2,439,179)
Total Net Assets - 100.0%		$254,718,749

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	28	Dec 2021	$6,015,800	$(195,891)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	S&P 500 Total Return Index	Pay	0.33% (1 Month USD LIBOR + 0.24%)	At Maturity	12/02/21	23,082	$207,606,202	$52,152,694

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
STYLEPLUS—LARGE CORE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$41,169,928	$—	$—	$41,169,928
Mutual Funds	215,493,336	—	—	215,493,336
Money Market Fund	494,664	—	—	494,664
Equity Index Swap Agreements**	—	52,152,694	—	52,152,694
Total Assets	$257,157,928	$52,152,694	$—	$309,310,622

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$195,891	$—	$—	$195,891

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended September 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/21	Shares 09/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$70,019,609	$1,122,134	$—	$—	$56,531	$71,198,274	2,849,071	$1,122,130
Guggenheim Strategy Fund III	56,791,001	12,238,833	—	—	149,729	69,179,563	2,751,773	987,830
Guggenheim Ultra Short Duration Fund — Institutional Class	42,225,877	38,084,099	(5,136,984)	123,677	(181,170)	75,115,499	7,534,152	568,124
	$169,036,487	$51,445,066	$(5,136,984)	$123,677	$25,090	$215,493,336		$2,678,084

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $37,869,246)	$41,664,592
Investments in affiliated issuers, at value (cost $214,217,021)	215,493,336
Segregated cash with broker	460,000
Unrealized appreciation on OTC swap agreements	52,152,694
Prepaid expenses	33,280
Receivables:
Dividends	233,336
Fund shares sold	100
Interest	67
Total assets	310,037,405

Liabilities:
Overdraft due to custodian bank	267
Segregated cash due to broker	54,150,000
Payable for:
Swap settlement	563,858
Securities purchased	204,761
Management fees	148,524
Variation margin on futures contracts	73,850
Distribution and service fees	53,773
Fund shares redeemed	19,435
Fund accounting/administration fees	17,839
Transfer agent/maintenance fees	1,069
Trustees’ fees*	178
Miscellaneous	85,102
Total liabilities	55,318,656
Net assets	$254,718,749

Net assets consist of:
Paid in capital	$186,559,917
Total distributable earnings (loss)	68,158,832
Net assets	$254,718,749

A-Class:
Net assets	$247,242,804
Capital shares outstanding	9,038,942
Net asset value per share	$27.35
Maximum offering price per share (Net asset value divided by 95.25%)	$28.71

C-Class:
Net assets	$869,301
Capital shares outstanding	48,203
Net asset value per share	$18.03

P-Class:
Net assets	$347,109
Capital shares outstanding	12,891
Net asset value per share	$26.93

Institutional Class:
Net assets	$6,259,535
Capital shares outstanding	230,956
Net asset value per share	$27.10

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

STYLEPLUS—LARGE CORE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$686,827
Dividends from securities of affiliated issuers	2,678,084
Interest	1,092
Total investment income	3,366,003

Expenses:
Management fees	1,811,028
Distribution and service fees:
A-Class	588,363
C-Class	9,871
P-Class	780
Transfer agent/maintenance fees:
A-Class	137,988
C-Class	2,249
P-Class	607
Institutional Class	6,692
Fund accounting/administration fees	169,009
Interest expense	49,093
Professional fees	46,348
Custodian fees	21,023
Trustees’ fees*	19,453
Line of credit fees	10,746
Miscellaneous	91,896
Total expenses	2,965,146
Less:
Expenses waived by Adviser	(148,985)
Earnings credits applied	(74)
Total waived expenses	(149,059)
Net expenses	2,816,087
Net investment income	549,916

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$8,345,548
Investments in affiliated issuers	123,677
Swap agreements	20,184,153
Futures contracts	917,512
Net realized gain	29,570,890
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	791,510
Investments in affiliated issuers	25,090
Swap agreements	29,966,375
Futures contracts	(127,889)
Net change in unrealized appreciation (depreciation)	30,655,086
Net realized and unrealized gain	60,225,976
Net increase in net assets resulting from operations	$60,775,892

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$549,916	$1,573,000
Net realized gain (loss) on investments	29,570,890	(381,266)
Net change in unrealized appreciation (depreciation) on investments	30,655,086	25,364,647
Net increase in net assets resulting from operations	60,775,892	26,556,381

Distributions to shareholders:
A-Class	(18,893,195)	(3,244,843)
C-Class	(129,625)	(12,363)
P-Class	(24,513)	(3,753)
Institutional Class	(345,692)	(66,049)
Total distributions to shareholders	(19,393,025)	(3,327,008)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,210,123	4,196,689
C-Class	100,074	227,320
P-Class	50,547	18,348
Institutional Class	3,362,734	1,427,785
Distributions reinvested
A-Class	17,748,487	3,042,509
C-Class	129,475	11,771
P-Class	24,513	3,753
Institutional Class	310,274	59,852
Cost of shares redeemed
A-Class	(25,572,115)	(22,034,120)
C-Class	(512,538)	(301,053)
P-Class	(2,969)	(53,627)
Institutional Class	(1,527,547)	(2,331,110)
Net increase (decrease) from capital share transactions	4,321,058	(15,731,883)
Net increase in net assets	45,703,925	7,497,490

Net assets:
Beginning of year	209,014,824	201,517,334
End of year	$254,718,749	$209,014,824

Capital share activity:
Shares sold
A-Class	398,868	195,983
C-Class	5,947	15,762
P-Class	2,066	844
Institutional Class	130,256	72,157
Shares issued from reinvestment of distributions
A-Class	757,188	139,629
C-Class	8,316	777
P-Class	1,061	174
Institutional Class	13,374	2,773
Shares redeemed
A-Class	(1,001,912)	(1,050,623)
C-Class	(30,271)	(20,724)
P-Class	(119)	(2,792)
Institutional Class	(59,156)	(112,891)
Net increase (decrease) in shares	225,618	(758,931)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$23.01	$20.48	$24.78	$25.23	$21.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.17	.30	.30	.24
Net gain (loss) on investments (realized and unrealized)	6.46	2.70	(.72)	3.52	3.72
Total from investment operations	6.52	2.87	(.42)	3.82	3.96
Less distributions from:
Net investment income	(.19)	(.31)	(.30)	(.24)	(.16)
Net realized gains	(1.99)	(.03)	(3.58)	(4.03)	(.43)
Total distributions	(2.18)	(.34)	(3.88)	(4.27)	(.59)
Net asset value, end of period	$27.35	$23.01	$20.48	$24.78	$25.23

Total Return[b]	29.91%	14.18%	1.50%	16.60%	18.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$247,243	$204,428	$196,563	$217,697	$206,033
Ratios to average net assets:
Net investment income (loss)	0.23%	0.79%	1.48%	1.27%	1.03%
Total expenses[c]	1.23%	1.32%	1.31%	1.34%	1.38%
Net expenses[d]	1.17%	1.28%	1.28%	1.31%	1.34%
Portfolio turnover rate	25%	69%	51%	46%	30%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$15.87	$14.22	$18.41	$19.74	$17.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.02)	.08	.06	.03
Net gain (loss) on investments (realized and unrealized)	4.34	1.87	(.69)	2.69	2.92
Total from investment operations	4.23	1.85	(.61)	2.75	2.95
Less distributions from:
Net investment income	(.08)	(.17)	—	(.05)	—
Net realized gains	(1.99)	(.03)	(3.58)	(4.03)	(.43)
Total distributions	(2.07)	(.20)	(3.58)	(4.08)	(.43)
Net asset value, end of period	$18.03	$15.87	$14.22	$18.41	$19.74

Total Return[b]	28.69%	13.11%	0.60%	15.56%	17.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$869	$1,019	$973	$1,239	$2,376
Ratios to average net assets:
Net investment income (loss)	(0.67%)	(0.15%)	0.58%	0.33%	0.19%
Total expenses[c]	2.15%	2.24%	2.23%	2.24%	2.23%
Net expenses[d]	2.09%	2.20%	2.19%	2.21%	2.20%
Portfolio turnover rate	25%	69%	51%	46%	30%

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$22.69	$20.21	$24.49	$25.03	$21.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.14	.29	.26	.22
Net gain (loss) on investments (realized and unrealized)	6.38	2.67	(.73)	3.45	3.68
Total from investment operations	6.40	2.81	(.44)	3.71	3.90
Less distributions from:
Net investment income	(.17)	(.30)	(.26)	(.22)	(.19)
Net realized gains	(1.99)	(.03)	(3.58)	(4.03)	(.43)
Total distributions	(2.16)	(.33)	(3.84)	(4.25)	(.62)
Net asset value, end of period	$26.93	$22.69	$20.21	$24.49	$25.03

Total Return	29.79%	13.98%	1.47%	16.23%	18.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$347	$224	$236	$319	$508
Ratios to average net assets:
Net investment income (loss)	0.09%	0.67%	1.45%	1.06%	0.93%
Total expenses[c]	1.36%	1.46%	1.36%	1.56%	1.47%
Net expenses[d]	1.30%	1.42%	1.33%	1.53%	1.44%
Portfolio turnover rate	25%	69%	51%	46%	30%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$22.83	$20.31	$24.65	$25.13	$21.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.21	.35	.37	.32
Net gain (loss) on investments (realized and unrealized)	6.40	2.70	(.75)	3.51	3.69
Total from investment operations	6.50	2.91	(.40)	3.88	4.01
Less distributions from:
Net investment income	(.24)	(.36)	(.36)	(.33)	(.23)
Net realized gains	(1.99)	(.03)	(3.58)	(4.03)	(.43)
Total distributions	(2.23)	(.39)	(3.94)	(4.36)	(.66)
Net asset value, end of period	$27.10	$22.83	$20.31	$24.65	$25.13

Total Return	30.12%	14.44%	1.74%	16.96%	18.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,260	$3,344	$3,747	$6,826	$5,631
Ratios to average net assets:
Net investment income (loss)	0.38%	1.01%	1.73%	1.57%	1.35%
Total expenses[c]	1.06%	1.08%	1.09%	1.06%	1.05%
Net expenses[d]	0.99%	1.04%	1.06%	1.03%	1.01%
Portfolio turnover rate	25%	69%	51%	46%	30%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders:

Guggenheim StylePlusTM—Mid Growth Fund is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended September 30, 2020.

For the fiscal year ended September 30, 2020, Guggenheim StylePlus—Mid Growth Fund returned 31.07%1, compared with the 30.45% return of its benchmark, the Russell Midcap® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review

Over the period, 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund outperformed the Russell Midcap Growth Index for the fiscal year ended September 30, 2021 by 0.38% net of fees. The fixed income sleeve contributed to total return, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, net of the investment income earned by these positions, were positive for the period. The actively managed equity sleeve contributed to performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, also contributed to performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

STYLEPLUS—MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 17, 1969
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.3%
Guggenheim Strategy Fund III	31.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	20.6%
Toro Co.	0.3%
Fair Isaac Corp.	0.3%
Williams-Sonoma, Inc.	0.3%
Gentex Corp.	0.2%
Interactive Brokers Group, Inc. — Class A	0.2%
Lumentum Holdings, Inc.	0.2%
Genpact Ltd.	0.2%
Top Ten Total	85.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares	31.07%	17.24%	15.93%
A-Class Shares with sales charge‡	24.85%	16.11%	15.36%
C-Class Shares	29.88%	16.23%	14.92%
C-Class Shares with CDSC§	28.88%	16.23%	14.92%
Russell Midcap Growth Index	30.45%	19.27%	17.54%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	30.92%	17.07%	13.15%
Russell Midcap Growth Index	30.45%	19.27%	14.87%

	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	31.26%	17.46%	14.02%
Russell Midcap Growth Index	30.45%	19.27%	15.58%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class, and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS	September 30, 2021
STYLEPLUS—MID GROWTH FUND

	Shares	Value
COMMON STOCKS† - 16.0%

Consumer, Cyclical - 3.7%
Williams-Sonoma, Inc.	1,657	$293,836
Gentex Corp.	8,479	279,637
Polaris, Inc.	2,054	245,782
Tempur Sealy International, Inc.	5,183	240,543
Brunswick Corp.	2,502	238,365
MSC Industrial Direct Company, Inc. — Class A	2,666	213,787
Jack in the Box, Inc.	2,184	212,569
AutoZone, Inc.*	125	212,249
O’Reilly Automotive, Inc.*	328	200,428
Deckers Outdoor Corp.*	546	196,669
Yum! Brands, Inc.	1,449	177,227
Crocs, Inc.*	1,235	177,198
Lithia Motors, Inc. — Class A	544	172,470
Boyd Gaming Corp.*	2,661	168,335
RH*	250	166,727
Mattel, Inc.*	8,756	162,511
Wingstop, Inc.	723	118,521
Cummins, Inc.	477	107,115
YETI Holdings, Inc.*	1,236	105,913
Toll Brothers, Inc.	1,673	92,500
Papa John’s International, Inc.	684	86,861
Ollie’s Bargain Outlet Holdings, Inc.*	1,295	78,063
LGI Homes, Inc.*	439	62,299
PulteGroup, Inc.	1,274	58,502
Domino’s Pizza, Inc.	118	56,281
Five Below, Inc.*	303	53,573
Total Consumer, Cyclical		4,177,961

Technology - 3.3%
Fair Isaac Corp.*	746	296,856
Lumentum Holdings, Inc.*	3,085	257,721
Genpact Ltd.	5,376	255,414
Maximus, Inc.	2,807	233,542
CDK Global, Inc.	5,455	232,110
Cirrus Logic, Inc.*	2,676	220,368
Manhattan Associates, Inc.*	1,235	188,992
Qorvo, Inc.*	1,000	167,190
Synaptics, Inc.*	927	166,610
CommVault Systems, Inc.*	2,028	152,729
Lattice Semiconductor Corp.*	2,335	150,958
Semtech Corp.*	1,854	144,556
MKS Instruments, Inc.	923	139,290
Diodes, Inc.*	1,452	131,537
ACI Worldwide, Inc.*	4,232	130,049
Aspen Technology, Inc.*	1,020	125,256
Qualys, Inc.*	941	104,724
Teradata Corp.*	1,653	94,800
Teradyne, Inc.	792	86,463
Amkor Technology, Inc.	3,434	85,678
Kulicke & Soffa Industries, Inc.	1,442	84,040
TTEC Holdings, Inc.	835	78,098
Silicon Laboratories, Inc.*	450	63,072
J2 Global, Inc.*	452	61,752
Power Integrations, Inc.	538	53,256
Digital Turbine, Inc.*	416	28,600
Total Technology		3,733,661

Consumer, Non-cyclical - 3.2%
Exelixis, Inc.*	10,415	220,173
Molina Healthcare, Inc.*	796	215,963
Neurocrine Biosciences, Inc.*	1,964	188,367
United Therapeutics Corp.*	980	180,889
Hologic, Inc.*	2,368	174,782
Encompass Health Corp.	2,195	164,713
Hill-Rom Holdings, Inc.	1,006	150,900
Halozyme Therapeutics, Inc.*	3,680	149,703
Masimo Corp.*	551	149,161
PerkinElmer, Inc.	805	139,498
Jazz Pharmaceuticals plc*	989	128,778
Quidel Corp.*	878	123,930
Incyte Corp.*	1,769	121,672
Arrowhead Pharmaceuticals, Inc.*	1,766	110,251
Select Medical Holdings Corp.	2,922	105,689
Grand Canyon Education, Inc.*	1,165	102,473
Emergent BioSolutions, Inc.*	2,046	102,443
Syneos Health, Inc.*	1,159	101,389
Integra LifeSciences Holdings Corp.*	1,362	93,270
Globus Medical, Inc. — Class A*	1,146	87,807
Repligen Corp.*	286	82,651
STAAR Surgical Co.*	627	80,588
DaVita, Inc.*	680	79,057
Medpace Holdings, Inc.*	391	74,008
Bio-Rad Laboratories, Inc. — Class A*	99	73,849
GXO Logistics, Inc.*	868	68,086
Alarm.com Holdings, Inc.*	794	62,083
Vertex Pharmaceuticals, Inc.*	334	60,584
Amedisys, Inc.*	399	59,491
Darling Ingredients, Inc.*	765	55,003
Tandem Diabetes Care, Inc.*	220	26,264
Total Consumer, Non-cyclical		3,533,515

Industrial - 2.6%
Toro Co.	3,551	345,903
Eagle Materials, Inc.	1,632	214,053
Timken Co.	3,219	210,587
Worthington Industries, Inc.	3,715	195,780
Curtiss-Wright Corp.	1,286	162,267
Cognex Corp.	1,907	152,980
AGCO Corp.	1,218	149,242
Louisiana-Pacific Corp.	2,414	148,147
Terex Corp.	3,323	139,898
Universal Display Corp.	769	131,468
Keysight Technologies, Inc.*	795	130,610
Littelfuse, Inc.	441	120,512
II-VI, Inc.*	1,797	106,670
Axon Enterprise, Inc.*	591	103,437
Simpson Manufacturing Company, Inc.	906	96,915
Masco Corp.	1,549	86,047
TopBuild Corp.*	399	81,719
XPO Logistics, Inc.*	877	69,792

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
STYLEPLUS—MID GROWTH FUND

	Shares	Value
Waters Corp.*	176	$62,885
Sealed Air Corp.	1,126	61,694
Trex Company, Inc.*	499	50,863
Graco, Inc.	723	50,588
Total Industrial		2,872,057

Financial - 1.4%
Interactive Brokers Group, Inc. — Class A	4,326	269,683
Evercore, Inc. — Class A	1,800	240,606
Umpqua Holdings Corp.	11,401	230,870
Essent Group Ltd.	4,551	200,289
PacWest Bancorp	4,078	184,815
Federated Hermes, Inc. — Class B	4,287	139,327
Brighthouse Financial, Inc.*	2,464	111,447
SLM Corp.	4,698	82,685
SEI Investments Co.	1,082	64,163
Total Financial		1,523,885

Communications - 0.8%
Ciena Corp.*	3,879	199,187
Motorola Solutions, Inc.	773	179,583
FactSet Research Systems, Inc.	352	138,963
F5 Networks, Inc.*	541	107,540
TEGNA, Inc.	4,350	85,782
VeriSign, Inc.*	404	82,824
Cable One, Inc.	34	61,646
Arista Networks, Inc.*	173	59,450
Total Communications		914,975

Energy - 0.5%
SolarEdge Technologies, Inc.*	657	174,250
Equitrans Midstream Corp.	15,363	155,781
Antero Midstream Corp.	12,078	125,852
First Solar, Inc.*	1,009	96,319
Total Energy		552,202

Basic Materials - 0.5%
Ingevity Corp.*	2,231	159,226
Valvoline, Inc.	3,698	115,304
NewMarket Corp.	319	108,068
Cleveland-Cliffs, Inc.*	4,121	81,637
Chemours Co.	2,264	65,792
Total Basic Materials		530,027

Total Common Stocks
(Cost $17,294,204)		17,838,283

MUTUAL FUNDS† - 83.9%
Guggenheim Strategy Fund II1	1,431,424	35,771,287
Guggenheim Strategy Fund III[1]	1,369,793	34,436,584
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,291,761	22,848,856
Total Mutual Funds
(Cost $92,689,115)		93,056,727

MONEY MARKET FUND† - 0.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	644,091	644,091
Total Money Market Fund
(Cost $644,091)		644,091

Total Investments - 100.5%
(Cost $110,627,410)		$111,539,101
Other Assets & Liabilities, net - (0.5)%		(601,621)
Total Net Assets - 100.0%		$110,937,480

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Citibank, N.A.	Russell MidCap Growth Index Total Return	Pay	0.29% (1 Month USD LIBOR + 0.21%)	At Maturity	11/30/21	17,229	$93,606,363	$21,766,602

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
STYLEPLUS—MID GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,838,283	$—	$—	$17,838,283
Mutual Funds	93,056,727	—	—	93,056,727
Money Market Fund	644,091	—	—	644,091
Equity Index Swap Agreements**	—	21,766,602	—	21,766,602
Total Assets	$111,539,101	$21,766,602	$—	$133,305,703

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended September 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/21	Shares 09/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$29,104,012	$6,642,418	$—	$—	$24,857	$35,771,287	1,431,424	$537,461
Guggenheim Strategy Fund III	23,646,335	10,730,986	—	—	59,263	34,436,584	1,369,793	430,986
Guggenheim Ultra Short Duration Fund — Institutional Class	20,960,246	18,553,041	(16,645,968)	310,915	(329,378)	22,848,856	2,291,761	248,082
	$73,710,593	$35,926,445	$(16,645,968)	$310,915	$(245,258)	$93,056,727		$1,216,529

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $17,938,295)	$18,482,374
Investments in affiliated issuers, at value (cost $92,689,115)	93,056,727
Segregated cash with broker	55,500
Unrealized appreciation on OTC swap agreements	21,766,602
Prepaid expenses	29,880
Receivables:
Dividends	96,633
Fund shares sold	86
Interest	40
Total assets	133,487,842

Liabilities:
Segregated cash due to broker	22,020,000
Payable for:
Swap settlement	228,876
Securities purchased	92,738
Management fees	67,074
Fund shares redeemed	38,064
Distribution and service fees	24,472
Fund accounting/administration fees	9,921
Transfer agent/maintenance fees	5,314
Trustees’ fees*	2,401
Miscellaneous	61,502
Total liabilities	22,550,362
Net assets	$110,937,480

Net assets consist of:
Paid in capital	$82,590,055
Total distributable earnings (loss)	28,347,425
Net assets	$110,937,480

A-Class:
Net assets	$107,982,891
Capital shares outstanding	2,047,940
Net asset value per share	$52.73
Maximum offering price per share (Net asset value divided by 95.25%)	$55.36

C-Class:
Net assets	$1,327,299
Capital shares outstanding	42,933
Net asset value per share	$30.92

P-Class:
Net assets	$237,032
Capital shares outstanding	4,562
Net asset value per share	$51.96

Institutional Class:
Net assets	$1,390,258
Capital shares outstanding	26,374
Net asset value per share	$52.71

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$131,094
Dividends from securities of affiliated issuers	1,216,529
Interest	431
Total investment income	1,348,054

Expenses:
Management fees	815,785
Distribution and service fees:
A-Class	263,529
C-Class	14,955
P-Class	533
Transfer agent/maintenance fees:
A-Class	79,823
C-Class	3,665
P-Class	373
Institutional Class	2,716
Fund accounting/administration fees	80,965
Registration fees	76,825
Professional fees	41,806
Custodian fees	24,328
Interest expense	21,960
Trustees’ fees*	19,977
Line of credit fees	4,815
Miscellaneous	12,098
Total expenses	1,464,153
Less:
Expenses waived by Adviser	(64,182)
Net expenses	1,399,971
Net investment loss	(51,917)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,487,929
Investments in affiliated issuers	310,915
Swap agreements	15,347,680
Futures contracts	717,834
Net realized gain	20,864,358
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(48,647)
Investments in affiliated issuers	(245,258)
Swap agreements	7,513,504
Futures contracts	33,378
Net change in unrealized appreciation (depreciation)	7,252,977
Net realized and unrealized gain	28,117,335
Net increase in net assets resulting from operations	$28,065,418

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(51,917)	$382,685
Net realized gain (loss) on investments	20,864,358	(1,198,558)
Net change in unrealized appreciation (depreciation) on investments	7,252,977	15,041,235
Net increase in net assets resulting from operations	28,065,418	14,225,362

Distributions to shareholders:
A-Class	(13,186,487)	(1,858,325)
C-Class	(336,310)	(39,450)
P-Class	(24,991)	(2,046)
Institutional Class	(238,403)	(23,966)
Total distributions to shareholders	(13,786,191)	(1,923,787)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,172,972	2,245,934
C-Class	158,772	1,004,377
P-Class	79,809	56,872
Institutional Class	682,378	703,244
Distributions reinvested
A-Class	12,584,969	1,767,121
C-Class	278,491	31,434
P-Class	24,991	2,046
Institutional Class	228,045	23,138
Cost of shares redeemed
A-Class	(10,248,122)	(9,742,564)
C-Class	(682,043)	(1,153,519)
P-Class	(7,208)	(51,906)
Institutional Class	(1,020,174)	(556,301)
Net increase (decrease) from capital share transactions	4,252,880	(5,670,124)
Net increase in net assets	18,532,107	6,631,451

Net assets:
Beginning of year	92,405,373	85,773,922
End of year	$110,937,480	$92,405,373

Capital share activity:
Shares sold
A-Class	43,004	54,683
C-Class	5,193	35,895
P-Class	1,640	1,434
Institutional Class	13,400	16,806
Shares issued from reinvestment of distributions
A-Class	260,504	42,510
C-Class	9,761	1,175
P-Class	525	50
Institutional Class	4,727	557
Shares redeemed
A-Class	(201,221)	(246,314)
C-Class	(23,365)	(51,299)
P-Class	(151)	(1,299)
Institutional Class	(20,266)	(13,361)
Net increase (decrease) in shares	93,751	(159,163)

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$45.98	$39.64	$49.70	$47.34	$40.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.19	.45	.41	.34
Net gain (loss) on investments (realized and unrealized)	13.67	7.06	(1.58)	7.70	6.72
Total from investment operations	13.65	7.25	(1.13)	8.11	7.06
Less distributions from:
Net investment income	(.20)	(.45)	(.41)	(.24)	(.24)
Net realized gains	(6.70)	(.46)	(8.52)	(5.51)	—
Total distributions	(6.90)	(.91)	(8.93)	(5.75)	(.24)
Net asset value, end of period	$52.73	$45.98	$39.64	$49.70	$47.34

Total Return[b]	31.07%	18.57%	2.34%	18.51%	17.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$107,983	$89,469	$83,027	$87,509	$77,049
Ratios to average net assets:
Net investment income (loss)	(0.04%)	0.46%	1.13%	0.87%	0.78%
Total expenses[c]	1.34%	1.45%	1.44%	1.55%	1.45%
Net expenses[d]	1.28%	1.40%	1.41%	1.52%	1.42%
Portfolio turnover rate	44%	82%	73%	52%	43%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$29.40	$25.66	$35.78	$35.64	$30.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.10)	.08	.02	(.03)
Net gain (loss) on investments (realized and unrealized)	8.51	4.53	(1.68)	5.63	5.09
Total from investment operations	8.22	4.43	(1.60)	5.65	5.06
Less distributions from:
Net investment income	—	(.23)	—	—	—
Net realized gains	(6.70)	(.46)	(8.52)	(5.51)	—
Total distributions	(6.70)	(.69)	(8.52)	(5.51)	—
Net asset value, end of period	$30.92	$29.40	$25.66	$35.78	$35.64

Total Return[b]	29.88%	17.53%	1.46%	17.51%	16.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,327	$1,510	$1,683	$1,849	$3,984
Ratios to average net assets:
Net investment income (loss)	(0.94%)	(0.39%)	0.30%	0.05%	(0.08%)
Total expenses[c]	2.26%	2.32%	2.27%	2.33%	2.31%
Net expenses[d]	2.20%	2.28%	2.24%	2.30%	2.27%
Portfolio turnover rate	44%	82%	73%	52%	43%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$45.45	$39.17	$49.12	$46.83	$40.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	.15	.41	.32	.24
Net gain (loss) on investments (realized and unrealized)	13.51	6.99	(1.58)	7.61	6.65
Total from investment operations	13.44	7.14	(1.17)	7.93	6.89
Less distributions from:
Net investment income	(.23)	(.40)	(.26)	(.13)	(.33)
Net realized gains	(6.70)	(.46)	(8.52)	(5.51)	—
Total distributions	(6.93)	(.86)	(8.78)	(5.64)	(.33)
Net asset value, end of period	$51.96	$45.45	$39.17	$49.12	$46.83

Total Return	30.92%	18.48%	2.22%	18.26%	17.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$237	$116	$93	$125	$121
Ratios to average net assets:
Net investment income (loss)	(0.14%)	0.36%	1.04%	0.67%	0.55%
Total expenses[c]	1.43%	1.54%	1.55%	1.68%	1.66%
Net expenses[d]	1.37%	1.50%	1.51%	1.64%	1.63%
Portfolio turnover rate	44%	82%	73%	52%	43%

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$45.98	$39.64	$49.80	$47.48	$40.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.24	.51	.53	.42
Net gain (loss) on investments (realized and unrealized)	13.65	7.09	(1.63)	7.71	6.78
Total from investment operations	13.72	7.33	(1.12)	8.24	7.20
Less distributions from:
Net investment income	(.29)	(.53)	(.52)	(.41)	(.31)
Net realized gains	(6.70)	(.46)	(8.52)	(5.51)	—
Total distributions	(6.99)	(.99)	(9.04)	(5.92)	(.31)
Net asset value, end of period	$52.71	$45.98	$39.64	$49.80	$47.48

Total Return	31.26%	18.79%	2.42%	18.77%	17.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,390	$1,311	$972	$875	$1,743
Ratios to average net assets:
Net investment income (loss)	0.14%	0.58%	1.28%	1.11%	0.95%
Total expenses[c]	1.17%	1.26%	1.31%	1.26%	1.26%
Net expenses[d]	1.11%	1.22%	1.28%	1.23%	1.22%
Portfolio turnover rate	44%	82%	73%	52%	43%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim World Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Evan Einstein, Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2021.

For the fiscal year ended September 30, 2021, Guggenheim World Equity Income Fund returned 27.13%1, compared with the 28.82% return of its benchmark, the MSCI World Index.

Performance Review

The Fund underperformed the Index after fees but delivered on its mandate to provide current equity income and a stable long-term total return. The Fund also balanced generating income while doing so with moderately lower risk than the benchmark. The Fund tends to underperform in times of strong market gains.

The trailing twelve month income distribution yield of the Fund was 2.07% as of the end of the period (calculated by taking the most recent annual income distribution and dividing by the NAV per share as of September 30, 2021. This rate does not represent the total return of the Fund). Besides helping investors navigate the changing rate environment, being cognizant of companies with unsustainable dividends is one of the primary drivers for the Fund’s track record relative to peers.

The Fund uses currency contract futures to hedge non-U.S. dollar credit positions, which helps to reduce volatility. Their contribution to performance in aggregate was immaterial, as currency rates fluctuated throughout the year. The dollar, although flat for the period, experienced pockets of considerable weakness.

The Fund had contributions to relative return from both sector allocation and stock selection. Overall contribution was led by Materials, Utilities and Real Estate, which were overweight and had stronger returns than the benchmark’s. The leading detractors were Industrials, Health Care and Consumer Discretionary. All were under weighted against the benchmark, and underperformed versus the benchmark.

From a country perspective, the Fund had strong contributions from its holdings in Sweden, Singapore and Hong Kong. Despite mixed returns, lower weights of the Fund’s holdings in France, Canada and Australia as compared with the benchmark made them the leading detractors.

Rising interest rates, the reopening of the economy following the pandemic, and a historically wide valuation gap between growth and value sectors were among the factors that, in a reversal from the last few years, saw value stocks solidly outperform growth stocks over the period. Although growth companies benefited most from the reopening trade in 2020, rising rates and commodity prices spurred a rotation into value as the period progressed, benefitting sectors such as Financials Energy, and Real Estate. Holdings in Energy, the smallest sector in Fund and among the smallest in the benchmark, had the strongest absolute returns for the period.

The largest individual contributors for the year (all overweight) were Simon Property Group, Inc., Evolution AB, and Wells Fargo & Co.

The largest individual detractors (all underweight) were JPMorgan Chase & Co., Alphabet, and Tesla, Inc.

Portfolio Positioning

Although lagging the MSCI World Index in three of four quarters, the Fund delivered positive performance in every quarter but the last of the period. Compared with the Index, the Fund is positioned more cautiously, as we question whether the recent ascent will continue for much longer. The Fund was most overweight Utilities, Industrials and Energy at the end of the period, and most underweight Technology, Health Care and Consumer Discretionary.

We believe global equities remain a critical allocation in investors’ portfolios to prepare for the future and the uncertainty it brings, investors often benefit from seeking out dividend yield, but should avoid reaching for yield that may be excessive or unsustainable.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

WORLD EQUITY INCOME FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY Diversification

Country	% of Long-Term Investments
United States	64.3%
Japan	7.3%
Australia	5.0%
Canada	4.8%
Ireland	2.8%
United Kingdom	2.5%
Germany	2.0%
Other	11.3%
Total Long-Term Investments	100.0%

Inception Dates:
A-Class	October 1, 1993
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.1%
Microsoft Corp.	3.0%
Amazon.com, Inc.	2.6%
Alphabet, Inc. — Class C	2.2%
Exxon Mobil Corp.	1.3%
Accenture plc — Class A	1.2%
Verizon Communications, Inc.	1.2%
Chevron Corp.	1.1%
Philip Morris International, Inc.	1.1%
Citigroup, Inc.	1.1%
Top Ten Total	17.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares	27.13%	9.21%	9.21%
A-Class Shares with sales charge‡	21.09%	8.14%	8.69%
C-Class Shares	26.22%	8.40%	8.41%
C-Class Shares with CDSC§	25.22%	8.40%	8.41%
Institutional Class Shares	27.38%	9.51%	9.42%
MSCI World Index	28.82%	13.74%	12.68%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	27.10%	9.20%	7.74%
MSCI World Index	28.82%	13.74%	10.45%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2021
WORLD EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS† - 97.4%

Consumer, Non-cyclical - 17.7%
Philip Morris International, Inc.	5,800	$549,782
AbbVie, Inc.	4,713	508,391
Bristol-Myers Squibb Co.	8,051	476,378
Merck & Company, Inc.	6,300	473,193
Anthem, Inc.	1,173	437,294
Archer-Daniels-Midland Co.	6,846	410,829
AmerisourceBergen Corp. — Class A	3,415	407,922
Cigna Corp.	1,958	391,913
Johnson & Johnson	2,400	387,600
Kimberly-Clark Corp.	2,891	382,884
CVS Health Corp.	4,481	380,258
Humana, Inc.	900	350,235
Kellogg Co.	5,456	348,747
PepsiCo, Inc.	2,105	316,613
Square, Inc. — Class A*	1,300	311,792
Cardinal Health, Inc.	6,228	308,037
Colgate-Palmolive Co.	3,762	284,332
Bunge Ltd.	3,378	274,699
Kroger Co.	6,000	242,580
Campbell Soup Co.	5,781	241,704
Kesko Oyj — Class B††	7,000	241,481
Tyson Foods, Inc. — Class A	2,700	213,138
Randstad N.V.††	3,000	202,004
Seven & i Holdings Company Ltd.††	4,100	186,655
Quest Diagnostics, Inc.	1,200	174,372
McKesson Corp.	700	139,566
J M Smucker Co.	900	108,027
Amgen, Inc.	500	106,325
Clorox Co.	600	99,366
Total Consumer, Non-cyclical		8,956,117

Financial - 16.4%
Citigroup, Inc.	7,766	545,018
Commonwealth Bank of Australia††	6,700	497,073
Prudential Financial, Inc.	3,900	410,280
Australia & New Zealand Banking Group Ltd.††	20,200	405,557
Allianz AG††	1,700	380,921
Alexandria Real Estate Equities, Inc. REIT	1,900	363,033
National Australia Bank Ltd.††	18,100	356,853
Medical Properties Trust, Inc. REIT	16,228	325,696
Allstate Corp.	2,500	318,275
Daiwa House REIT Investment Corp.††	100	293,674
Admiral Group plc††	7,000	292,426
Westpac Banking Corp.††	15,500	286,571
REA Group Ltd.††	2,400	270,240
EXOR N.V.††	3,200	268,565
RenaissanceRe Holdings Ltd.	1,800	250,920
Western Union Co.	12,000	242,640
Toronto-Dominion Bank	3,500	231,740
Bank of Nova Scotia	3,700	227,773
Voya Financial, Inc.	3,700	227,143
Berkshire Hathaway, Inc. — Class B*	800	218,352
Sun Life Financial, Inc.	4,000	205,938
Canadian Apartment Properties REIT	4,000	186,702
Weyerhaeuser Co. REIT	5,000	177,850
Manulife Financial Corp.	9,000	173,263
Power Corporation of Canada	5,000	164,837
GLP J-REIT	100	164,612
Everest Re Group Ltd.	600	150,468
AXA S.A.††	5,100	141,353
BNP Paribas S.A.††	1,800	115,178
Goldman Sachs Group, Inc.	300	113,409
Assurant, Inc.	700	110,425
NN Group N.V.††	2,000	104,776
American Tower Corp. — Class A REIT	300	79,623
Total Financial		8,301,184

Technology - 16.2%
Apple, Inc.	11,159	1,578,998
Microsoft Corp.	5,342	1,506,017
Accenture plc — Class A	1,864	596,331
Intel Corp.	9,100	484,848
NetApp, Inc.	5,300	475,728
International Business Machines Corp.	3,300	458,469
QUALCOMM, Inc.	3,000	386,940
Cognizant Technology Solutions Corp. — Class A	5,158	382,775
Seagate Technology Holdings plc	4,523	373,238
VMware, Inc. — Class A*	2,400	356,880
HP, Inc.	12,000	328,320
Citrix Systems, Inc.	2,517	270,250
Texas Instruments, Inc.	1,300	249,873
ASML Holding N.V.††	300	224,143
Lam Research Corp.	300	170,745
Logitech International S.A.††	1,700	151,290
Skyworks Solutions, Inc.	800	131,824
NVIDIA Corp.	500	103,580
Total Technology		8,230,249

Industrial - 11.4%
Deutsche Post AG††	7,300	457,833
3M Co.	2,597	455,566
Lockheed Martin Corp.	1,300	448,630
Northrop Grumman Corp.	1,200	432,180
DSV A/S††	1,500	359,064
Kuehne + Nagel International AG††	1,000	341,504
FedEx Corp.	1,500	328,935
Sika AG††	1,000	316,268
Bouygues S.A.††	7,100	293,742
Arrow Electronics, Inc.*	2,416	271,293
AP Moller - Maersk A/S — Class B††	100	270,723
Lennox International, Inc.	900	264,753
Obayashi Corp.††	31,200	257,181
Huntington Ingalls Industries, Inc.	1,300	250,978
CK Infrastructure Holdings Ltd.††	44,900	250,446
Illinois Tool Works, Inc.	1,200	247,956
CRH plc ADR††	5,100	240,721
Mitsubishi Heavy Industries Ltd.††	8,100	217,037
BAE Systems plc††	10,300	77,994
Total Industrial		5,782,804

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
WORLD EQUITY INCOME FUND

	Shares	Value
Communications - 10.5%
Amazon.com, Inc.*	398	$1,307,446
Alphabet, Inc. — Class C*	420	1,119,430
Verizon Communications, Inc.	10,800	583,308
KDDI Corp.††	13,000	428,012
Nippon Telegraph & Telephone Corp.††	14,000	387,939
Facebook, Inc. — Class A*	1,120	380,117
Juniper Networks, Inc.	10,000	275,200
HKT Trust & HKT Ltd.††	186,048	254,396
Interpublic Group of Companies, Inc.	5,100	187,017
CDW Corp.	800	145,616
ViacomCBS, Inc. — Class B	3,000	118,530
Corning, Inc.	3,000	109,470
Total Communications		5,296,481

Consumer, Cyclical - 10.1%
Mitsubishi Corp.††	15,000	471,049
Daiwa House Industry Company Ltd.††	13,000	433,367
Volvo AB — Class B††	18,200	406,523
ITOCHU Corp.††	13,900	404,862
Best Buy Company, Inc.	3,212	339,540
Subaru Corp.††	18,300	338,188
Cummins, Inc.	1,500	336,840
Home Depot, Inc.	900	295,434
BorgWarner, Inc.	6,807	294,131
Persimmon plc††	8,000	286,047
Whirlpool Corp.	1,400	285,404
Wesfarmers Ltd.††	7,000	278,338
Autoliv, Inc.	2,803	240,273
PACCAR, Inc.	2,300	181,516
Dollar General Corp.	800	169,712
Tesla, Inc.*	200	155,096
Kingfisher plc††	30,100	135,844
ABC-Mart, Inc.††	1,500	84,262
Total Consumer, Cyclical		5,136,426

Energy - 7.0%
Exxon Mobil Corp.	10,806	635,609
Chevron Corp.	5,700	578,265
Suncor Energy, Inc.	22,200	460,338
Valero Energy Corp.	6,300	444,591
TC Energy Corp.	8,600	413,974
Imperial Oil Ltd.	10,000	316,093
Phillips 66	3,600	252,108
Marathon Petroleum Corp.	3,800	234,878
DCC plc††	2,400	200,102
Total Energy		3,535,958

Utilities - 5.8%
Exelon Corp.	8,587	415,096
Edison International	6,729	373,258
CLP Holdings Ltd.††	35,800	344,712
Southern Co.	4,600	285,062
Power Assets Holdings Ltd.††	43,900	257,356
NRG Energy, Inc.	6,100	249,063
AGL Energy Ltd.††	55,100	227,483
Fortum Oyj††	6,000	182,217
UGI Corp.	4,100	174,742
Consolidated Edison, Inc.	2,300	166,957
HK Electric Investments & HK Electric Investments Ltd.	149,900	148,854
PPL Corp.	4,200	117,096
Total Utilities		2,941,896

Basic Materials - 2.2%
FMC Corp.	3,400	311,304
Rio Tinto plc††	3,900	255,658
Johnson Matthey plc††	6,000	215,208
Fortescue Metals Group Ltd.††	18,900	201,268
RPM International, Inc.	1,600	124,240
Total Basic Materials		1,107,678

Diversified - 0.1%
CK Hutchison Holdings Ltd.††	7,501	50,042

Total Common Stocks
(Cost $46,610,188)		49,338,835

PREFERRED STOCKS†† - 0.3%
Consumer, Cyclical - 0.3%
Volkswagen AG	800	178,342
Total Preferred Stocks
(Cost $142,015)		178,342

EXCHANGE-TRADED FUNDS† - 1.1%
SPDR S&P 500 ETF Trust	664	284,949
iShares MSCI EAFE ETF	3,464	270,226
Total Exchange-Traded Funds
(Cost $565,148)		555,175

MONEY MARKET FUND† - 0.7%
Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01%[1]	333,725	333,725
Total Money Market Fund
(Cost $333,725)		333,725

Total Investments - 99.5%
(Cost $47,651,076)		$50,406,077
Other Assets & Liabilities, net - 0.5%		263,661
Total Net Assets - 100.0%		$50,669,738

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
WORLD EQUITY INCOME FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Sold Short†
British Pound Futures Contracts	9	Dec 2021	$757,800	$(1,767)
Canadian Dollar Futures Contracts	30	Dec 2021	2,367,900	(9,831)
			$3,125,700	$(11,598)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,994,689	$13,344,146	$—	$49,338,835
Preferred Stocks	—	178,342	—	178,342
Exchange-Traded Funds	555,175	—	—	555,175
Money Market Fund	333,725	—	—	333,725
Total Assets	$36,883,589	$13,522,488	$—	$50,406,077

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$11,598	$—	$—	$11,598

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $47,651,076)	$50,406,077
Foreign currency, at value (cost $44,996)	45,046
Cash	16,949
Segregated cash with broker	65,000
Prepaid expenses	28,726
Receivables:
Dividends	132,683
Foreign tax reclaims	92,685
Fund shares sold	37,806
Securities Sold	14,888
Total assets	50,839,860

Liabilities:
Payable for:
Professional fees	38,324
Fund shares redeemed	21,098
Management fees	20,762
Variation margin on futures contracts	16,781
Securities Purchased	14,888
Distribution and service fees	12,204
Pricing fees	11,797
Distributions to shareholders	9,205
Fund accounting/administration fees	6,522
Transfer agent/maintenance fees	6,357
Trustees’ fees*	2,258
Due to Investment Adviser	13
Miscellaneous	9,913
Total liabilities	170,122
Net assets	$50,669,738

Net assets consist of:
Paid in capital	$36,327,343
Total distributable earnings (loss)	14,342,395
Net assets	$50,669,738

A-Class:
Net assets	$44,337,197
Capital shares outstanding	2,367,003
Net asset value per share	$18.73
Maximum offering price per share (Net asset value divided by 95.25%)	$19.66

C-Class:
Net assets	$3,229,706
Capital shares outstanding	201,530
Net asset value per share	$16.03

P-Class:
Net assets	$117,734
Capital shares outstanding	6,227
Net asset value per share	$18.91

Institutional Class:
Net assets	$2,985,101
Capital shares outstanding	160,389
Net asset value per share	$18.61

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $90,267)	$1,386,311
Total investment income	1,386,311

Expenses:
Management fees	350,857
Distribution and service fees:
A-Class	109,529
C-Class	32,480
P-Class	260
Transfer agent/maintenance fees:
A-Class	26,935
C-Class	4,860
P-Class	158
Institutional Class	1,814
Registration fees	81,702
Professional fees	46,796
Fund accounting/administration fees	41,994
Custodian fees	18,770
Trustees’ fees*	18,117
Line of credit fees	2,241
Short interest expense	49
Miscellaneous	7,956
Recoupment of previously waived fees:
Institutional Class	455
Total expenses	744,973
Less:
Expenses reimbursed by Adviser:
A-Class	(27,202)
C-Class	(4,900)
P-Class	(159)
Institutional Class	(2,281)
Expenses waived by Adviser	(86,742)
Total waived/reimbursed expenses	(121,284)
Net expenses	623,689
Net investment income	762,622

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,857,340
Futures contracts	20,135
Foreign currency transactions	2,603
Net realized gain	12,880,078
Net change in unrealized appreciation (depreciation) on:
Investments	(2,121,216)
Futures contracts	(11,598)
Foreign currency translations	(4,254)
Net change in unrealized appreciation (depreciation)	(2,137,068)
Net realized and unrealized gain	10,743,010
Net increase in net assets resulting from operations	$11,505,632

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$762,622	$703,779
Net realized gain on investments	12,880,078	80,940
Net change in unrealized appreciation (depreciation) on investments	(2,137,068)	790,841
Net increase in net assets resulting from operations	11,505,632	1,575,560

Distributions to shareholders:
A-Class	(878,652)	(951,321)
C-Class	(42,902)	(41,581)
P-Class	(2,092)	(2,112)
Institutional Class	(67,115)	(69,164)
Total distributions to shareholders	(990,761)	(1,064,178)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,117,138	1,840,975
C-Class	593,534	262,757
P-Class	21,774	19,559
Institutional Class	628,784	722,745
Distributions reinvested
A-Class	847,352	941,400
C-Class	42,591	40,533
P-Class	2,092	2,112
Institutional Class	66,615	68,744
Cost of shares redeemed
A-Class	(5,732,483)	(26,256,691)
C-Class	(984,650)	(701,424)
P-Class	(19,188)	(56,772)
Institutional Class	(839,632)	(1,575,677)
Net decrease from capital share transactions	(3,256,073)	(24,691,739)
Net increase (decrease) in net assets	7,258,798	(24,180,357)

Net assets:
Beginning of year	43,410,940	67,591,297
End of year	$50,669,738	$43,410,940

Capital share activity:
Shares sold
A-Class	116,957	123,067
C-Class	38,329	19,865
P-Class	1,170	1,224
Institutional Class	35,268	49,008
Shares issued from reinvestment of distributions
A-Class	46,434	63,949
C-Class	2,739	3,191
P-Class	113	142
Institutional Class	3,667	4,753
Shares redeemed
A-Class	(318,411)	(1,639,516)
C-Class	(64,340)	(55,988)
P-Class	(1,237)	(3,569)
Institutional Class	(46,787)	(113,599)
Net decrease in shares	(186,098)	(1,547,473)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$15.03	$15.26	$15.77	$14.84	$13.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.20	.35	.23	.31
Net gain (loss) on investments (realized and unrealized)	3.79	(.12)[g]	(.36)	.95	1.34
Total from investment operations	4.07	.08	(.01)	1.18	1.65
Less distributions from:
Net investment income	(.34)	(.27)	(.37)	(.25)	(.35)
Net realized gains	(.03)	(.04)	(.13)	—	—
Total distributions	(.37)	(.31)	(.50)	(.25)	(.35)
Net asset value, end of period	$18.73	$15.03	$15.26	$15.77	$14.84

Total Return[b]	27.13%	0.60%	0.14%	8.01%	12.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,337	$37,911	$60,639	$67,679	$80,598
Ratios to average net assets:
Net investment income (loss)	1.55%	1.36%	2.39%	1.48%	2.23%
Total expenses[c]	1.45%	1.48%	1.37%	1.37%	1.34%
Net expenses[d,e,f]	1.21%	1.22%	1.22%	1.22%	1.24%
Portfolio turnover rate	191%	192%	127%	125%	94%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$12.87	$13.06	$13.53	$12.72	$11.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.08	.21	.09	.19
Net gain (loss) on investments (realized and unrealized)	3.24	(.10)[g]	(.33)	.83	1.13
Total from investment operations	3.37	(.02)	(.12)	.92	1.32
Less distributions from:
Net investment income	(.18)	(.13)	(.22)	(.11)	(.23)
Net realized gains	(.03)	(.04)	(.13)	—	—
Total distributions	(.21)	(.17)	(.35)	(.11)	(.23)
Net asset value, end of period	$16.03	$12.87	$13.06	$13.53	$12.72

Total Return[b]	26.22%	(0.13%)	(0.69%)	7.27%	11.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,230	$2,893	$3,366	$4,215	$6,449
Ratios to average net assets:
Net investment income (loss)	0.81%	0.67%	1.64%	0.71%	1.53%
Total expenses[c]	2.28%	2.40%	2.28%	2.18%	2.19%
Net expenses[d,e,f]	1.96%	1.97%	1.97%	1.97%	1.99%
Portfolio turnover rate	191%	192%	127%	125%	94%

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$15.17	$15.38	$15.92	$15.08	$13.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.20	.36	.24	.33
Net gain (loss) on investments (realized and unrealized)	3.80	(.11)[g]	(.39)	.95	1.35
Total from investment operations	4.10	.09	(.03)	1.19	1.68
Less distributions from:
Net investment income	(.33)	(.26)	(.38)	(.35)	(.33)
Net realized gains	(.03)	(.04)	(.13)	—	—
Total distributions	(.36)	(.30)	(.51)	(.35)	(.33)
Net asset value, end of period	$18.91	$15.17	$15.38	$15.92	$15.08

Total Return	27.10%	0.66%	0.06%	7.99%	12.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$118	$94	$129	$195	$355
Ratios to average net assets:
Net investment income (loss)	1.61%	1.36%	2.38%	1.50%	2.28%
Total expenses[c]	1.53%	1.56%	1.44%	1.40%	1.76%
Net expenses[d,e,f]	1.21%	1.22%	1.22%	1.22%	1.24%
Portfolio turnover rate	191%	192%	127%	125%	94%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$14.94	$15.16	$15.71	$14.74	$13.44
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.25	.39	.29	.35
Net gain (loss) on investments (realized and unrealized)	3.75	(.13)[g]	(.37)	.93	1.33
Total from investment operations	4.08	.12	.02	1.22	1.68
Less distributions from:
Net investment income	(.38)	(.30)	(.44)	(.25)	(.38)
Net realized gains	(.03)	(.04)	(.13)	—	—
Total distributions	(.41)	(.34)	(.57)	(.25)	(.38)
Net asset value, end of period	$18.61	$14.94	$15.16	$15.71	$14.74

Total Return	27.38%	0.92%	0.40%	8.34%	12.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,985	$2,513	$3,458	$19,589	$3,734
Ratios to average net assets:
Net investment income (loss)	1.82%	1.66%	2.67%	1.85%	2.50%
Total expenses[c]	1.21%	1.50%	1.17%	1.02%	1.09%
Net expenses[d,e,f]	0.96%	0.97%	0.97%	0.97%	0.98%
Portfolio turnover rate	191%	192%	127%	125%	94%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	—	0.00%*	0.00%*	0.01%
C-Class	—	—	—	0.00%*	0.01%
P-Class	—	—	—	—	—
Institutional Class	0.02%	—	—	0.02%	0.03%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.21%	1.22%	1.22%	1.22%	1.22%
C-Class	1.96%	1.97%	1.97%	1.97%	1.97%
P-Class	1.21%	1.22%	1.22%	1.22%	1.22%
Institutional Class	0.96%	0.97%	0.97%	0.97%	0.96%

[g]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

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NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2021, the Trust consisted of nineteen funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Alpha Opportunity Fund	Diversified
Large Cap Value Fund	Diversified
Market Neutral Real Estate Fund	Diversified
Risk Managed Real Estate Fund	Diversified
Small Cap Value Fund	Diversified
StylePlus—Large Core Fund	Diversified
StylePlus—Mid Growth Fund	Diversified
World Equity Income Fund	Diversified

At September 30, 2021, A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Funds.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review

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NOTES TO FINANCIAL STATEMENTS (continued)

responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close price from the applicable exchange.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the

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NOTES TO FINANCIAL STATEMENTS (continued)

contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

(j) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2021, are disclosed in the Statements of Operations.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at September 30, 2021.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the year, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures

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NOTES TO FINANCIAL STATEMENTS (continued)

are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$3,467,118	$—
StylePlus—Mid Growth Fund	Index exposure	2,279,783	—
World Equity Income Fund	Hedge	—	3,273,295

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$200,124,681	$—
StylePlus—Mid Growth Fund	Index exposure	89,623,279	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Alpha Opportunity Fund	Hedge, Leverage	$9,514,081	$29,744,142
Market Neutral Real Estate Fund	Hedge	—	44,083,507
Risk Managed Real Estate Fund	Hedge, Leverage	106,455,337	84,835,412

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency futures contracts		Variation margin on futures contracts
Equity swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Total Value at September 30, 2021
Risk Managed Real Estate Fund	$—	$11,662,699	$—	$11,662,699
StylePlus—Large Core Fund	—	52,152,694	—	52,152,694
StylePlus—Mid Growth Fund	—	21,766,602	—	21,766,602

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Total Value at September 30, 2021
Alpha Opportunity Fund	$—	$272,911	$—	$272,911
Market Neutral Real Estate Fund	—	2,147,300	—	2,147,300
Risk Managed Real Estate Fund	—	2,759,947	—	2,759,947
StylePlus—Large Core Fund	195,891	—	—	195,891
World Equity Income Fund	—	—	11,598	11,598

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Total
Alpha Opportunity Fund	$—	$(9,106,066)	$—	$(9,106,066)
Market Neutral Real Estate Fund	—	(12,232,978)	—	(12,232,978)
Risk Managed Real Estate Fund	—	(1,285,447)	—	(1,285,447)
StylePlus—Large Core Fund	917,512	20,184,153	—	21,101,665
StylePlus—Mid Growth Fund	717,834	15,347,680	—	16,065,514
World Equity Income Fund	—	—	20,135	20,135

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Total
Alpha Opportunity Fund	$—	$733,262	$—	$733,262
Market Neutral Real Estate Fund	—	(2,167,286)	—	(2,167,286)
Risk Managed Real Estate Fund	—	6,684,079	—	6,684,079
StylePlus—Large Core Fund	(127,889)	29,966,375	—	29,838,486
StylePlus—Mid Growth Fund	33,378	7,513,504	—	7,546,882
World Equity Income Fund	—	—	(11,598)	(11,598)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets.A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Risk Managed Real Estate Fund	Custom basket swap agreements	$11,662,699	$—	$11,662,699	$(2,759,947)	$—	$8,902,752
StylePlus—Large Core Fund	Swap equity contracts	52,152,694	—	52,152,694	—	(52,152,694)	—
StylePlus—Mid Growth Fund	Swap equity contracts	21,766,602	—	21,766,602	—	(21,766,602)	—

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					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$272,911	$—	$272,911	$(272,911)	$—	$—
Market Neutral Real Estate Fund	Custom basket swap agreements	2,147,300	—	2,147,300	(2,147,300)	—	—
Risk Managed Real Estate Fund	Custom basket swap agreements	2,759,947	—	2,759,947	(2,759,947)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Risk Managed Real Estate Fund	Morgan Stanley Capital Services LLC	Custom basket swap agreements	$—	$4,538,030
StylePlus—Large Core Fund	Morgan Stanley Capital Services LLC	Futures contracts	460,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	54,150,000
			460,000	54,150,000
StylePlus—Mid Growth Fund	Citibank, N.A.	Total return swap agreements	—	22,020,000
	Morgan Stanley Capital Services LLC	Futures contracts	55,500	—
			55,500	22,020,000
World Equity Income Fund	BofA Securities, Inc.	Futures contracts	65,000	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Alpha Opportunity Fund	0.90%
Large Cap Value Fund	0.65%
Market Neutral Real Estate Fund	1.10%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	0.75%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Alpha Opportunity Fund – A-Class	1.76%	05/31/17	02/01/23
Alpha Opportunity Fund – C-Class	2.51%	05/31/17	02/01/23
Alpha Opportunity - P-Class	1.76%	05/31/17	02/01/23
Alpha Opportunity Fund – Institutional Class	1.51%	05/31/17	02/01/23
Large Cap Value Fund – A-Class	1.15%	11/30/12	02/01/23
Large Cap Value Fund – C-Class	1.90%	11/30/12	02/01/23
Large Cap Value Fund – P-Class	1.15%	05/01/15	02/01/23
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/23
Market Neutral Real Estate Fund – A-Class	1.65%	02/26/16	02/01/23
Market Neutral Real Estate Fund – C-Class	2.40%	02/26/16	02/01/23
Market Neutral Real Estate Fund – P-Class	1.65%	02/26/16	02/01/23
Market Neutral Real Estate Fund – Institutional Class	1.40%	02/26/16	02/01/23
Risk Managed Real Estate Fund – A-Class	1.30%	03/26/14	02/01/23
Risk Managed Real Estate Fund – C-Class	2.05%	03/26/14	02/01/23
Risk Managed Real Estate Fund – P-Class	1.30%	05/01/15	02/01/23
Risk Managed Real Estate Fund – Institutional Class	1.10%	03/26/14	02/01/23
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/23
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/23
Small Cap Value Fund – P-Class	1.30%	05/01/15	02/01/23
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/23
World Equity Income Fund – A-Class	1.22%	08/15/13	02/01/23
World Equity Income Fund – C-Class	1.97%	08/15/13	02/01/23
World Equity Income Fund – P-Class	1.22%	05/01/15	02/01/23
World Equity Income Fund – Institutional Class	0.97%	08/15/13	02/01/23

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI and GPIM are entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI and GPIM are entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI or GPIM. At September 30, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2022	2023	2024	Total
Alpha Opportunity Fund
A-Class	$—	$1,491	$5,716	$7,207
C-Class	594	949	739	2,282
P-Class	—	458	3,390	3,848
Institutional Class	—	—	21,322	21,322
Large Cap Value Fund
A-Class	86,271	123,000	115,359	324,630
C-Class	5,745	6,365	5,446	17,556
P-Class	654	1,005	961	2,620
Institutional Class	9,093	2,945	3,072	15,110
Market Neutral Real Estate Fund
A-Class	61,944	55,287	20,606	137,837
C-Class	3,045	1,909	888	5,842
P-Class	6,884	8,658	15,753	31,295
Institutional Class	115,010	79,024	103,050	297,084
Risk Managed Real Estate Fund
A-Class	—	—	1,011	1,011
C-Class	268	611	501	1,380
P-Class	—	5,443	3,625	9,068
Institutional Class	—	—	4,938	4,938
Small Cap Value Fund
A-Class	101,617	118,318	126,091	346,026
C-Class	21,993	25,348	24,783	72,124
P-Class	491	1,268	1,282	3,041
Institutional Class	35,461	35,467	38,236	109,164
World Equity Income Fund
A-Class	89,463	120,308	103,050	312,821
C-Class	11,022	13,263	10,532	34,817
P-Class	318	359	336	1,013
Institutional Class	27,702	16,027	7,366	51,095

For the year ended September 30, 2021, GI recouped amounts from the Funds as follows:

Alpha Opportunity Fund	$ 5,518
Risk Manged Real Estate Fund	22,390
World Equity Income Fund	455

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2021, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
StylePlus—Large Core Fund	$148,985
StylePlus—Mid Growth Fund	64,182

For the year ended September 30, 2021, GFD retained sales charges of $337,585 relating to sales of A-Class shares of the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2021, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Alpha Opportunity Fund	71%

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$411,952	$—	$411,952
Large Cap Value Fund	990,392	1,316,580	2,306,972
Market Neutral Real Estate Fund	204,622	28,095	232,717
Risk Managed Real Estate Fund	17,748,987	8,296,994	26,045,981
Small Cap Value Fund	50,007	—	50,007
StylePlus—Large Core Fund	1,785,952	17,607,073	19,393,025
StylePlus—Mid Growth Fund	388,530	13,397,661	13,786,191
World Equity Income Fund	890,081	100,680	990,761

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$862,439	$—	$862,439
Large Cap Value Fund	936,171	3,231,088	4,167,259
Market Neutral Real Estate Fund	105,833	282,471	388,304
Risk Managed Real Estate Fund	4,652,831	9,825,451	14,478,282
Small Cap Value Fund	211,835	292,577	504,412
StylePlus—Large Core Fund	2,990,159	336,849	3,327,008
StylePlus—Mid Growth Fund	948,478	975,309	1,923,787
World Equity Income Fund	882,816	181,362	1,064,178

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2021 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Alpha Opportunity Fund	$282,314	$—	$242,943	$(27,958,891)	$—	$(27,433,634)
Large Cap Value Fund	568,718	2,129,255	9,210,600	—	—	11,908,573
Market Neutral Real Estate Fund	161,651	—	1,746,428	(1,774,249)	—	133,830
Risk Managed Real Estate Fund	19,717,172	4,297,458	71,773,138	(1,525,358)	(1,679,584)	92,582,826
Small Cap Value Fund	—	—	1,183,726	(98,850)	—	1,084,876
StylePlus—Large Core Fund	8,317,082	2,748,661	57,093,089	—	—	68,158,832
StylePlus—Mid Growth Fund	4,024,318	1,771,212	22,551,895	—	—	28,347,425
World Equity Income Fund	9,519,664	2,092,667	2,730,064	—	—	14,342,395

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2021, capital loss carryforwards for the Funds were as follows:

Fund	Unlimited
	Short-Term	Long-Term	Total Capital Loss Carryforward
Alpha Opportunity Fund	$(21,015,911)	$(6,942,980)	$(27,958,891)
Market Neutral Real Estate Fund	(1,311,877)	(462,372)	(1,774,249)
Small Cap Value Fund	(50,848)	(48,002)	(98,850)

For the year ended September 30, 2021, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Alpha Opportunity Fund	$693,363
StylePlus—Mid Growth Fund	971,225

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in partnerships and real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of securities sold short, dividends payable, distribution reclasses, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Large Cap Value Fund	$208,331	$(208,331)
Risk Managed Real Estate Fund	3,440,869	(3,440,869)
Small Cap Value Fund	(20,075)	20,075
StylePlus—Large Core Fund	600,145	(600,145)
StylePlus—Mid Growth Fund	494,377	(494,377)
World Equity Income Fund	803,805	(803,805)

At September 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Alpha Opportunity Fund	$35,410,455	$1,696,985	$(1,454,042)	$242,943
Large Cap Value Fund	30,307,691	9,767,855	(557,255)	9,210,600
Market Neutral Real Estate Fund	58,022,493	5,253,065	(3,506,637)	1,746,428
Risk Managed Real Estate Fund	391,193,428	80,425,336	(8,652,198)	71,773,138
Small Cap Value Fund	5,626,573	1,538,063	(354,337)	1,183,726
StylePlus—Large Core Fund	252,217,534	58,420,061	(1,326,972)	57,093,089
StylePlus—Mid Growth Fund	110,753,808	23,449,587	(897,692)	22,551,895
World Equity Income Fund	47,678,338	4,913,978	(2,186,239)	2,727,739

Note 7 – Securities Transactions

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Alpha Opportunity Fund	$62,907,100	$78,490,663
Large Cap Value Fund	6,790,228	10,140,488
Market Neutral Real Estate Fund	121,196,832	116,083,278
Risk Managed Real Estate Fund	359,907,736	329,605,742
Small Cap Value Fund	1,832,030	2,924,113
StylePlus—Large Core Fund	104,576,759	57,658,576
StylePlus—Mid Growth Fund	65,091,236	45,820,400
World Equity Income Fund	93,432,725	97,178,672

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 1, 2021, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2021.

On October 1, 2021, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 9 – Large Shareholder Risk

As of September 30, 2021, 70.9% of the Alpha Opportunity Fund (the “Fund”) was held by Guggenheim Macro Opportunities Fund. The Fund may experience adverse effects if a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor, financial intermediary or another GI Fund). The Fund is subject to the risk that a redemption by those shareholders of all or a large portion of the Fund could cause the Fund to liquidate its assets at inopportune times, or at a loss or depressed value, which could adversely impact the Fund’s performance and cause the value of a shareholder’s investment to decline. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

Note 10 – COVID-19

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 11 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund and the Board of Trustees of Guggenheim Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund (collectively referred to as the “Funds”) (eight of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedules of investments, as of September 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting Guggenheim Funds Trust) at September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2021

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2021, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2021, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Alpha Opportunity Fund	100.00%	100.00%	1.70%	0.00%
Large Cap Value Fund	100.00%	100.00%	0.34%	0.00%
Market Neutral Real Estate Fund	4.31%	4.31%	3.32%	100.00%
Risk Managed Real Estate Fund	3.80%	3.84%	0.45%	100.00%
Small Cap Value Fund	100.00%	100.00%	0.01%	0.00%
StylePlus—Large Core Fund	63.63%	63.73%	2.62%	100.00%
StylePlus—Mid Growth Fund	81.30%	80.82%	0.00%	0.00%
World Equity Income Fund	30.08%	24.21%	0.05%	0.00%

With respect to the taxable year ended September 30, 2021, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Large Cap Value Fund	$1,316,580	$208,331
Market Neutral Real Estate Fund	28,095	—
Risk Managed Real Estate Fund	8,296,994	3,230,171
StylePlus—Large Core Fund	17,607,073	600,145
StylePlus—Mid Growth Fund	13,397,661	494,377
World Equity Income Fund	100,680	803,805

Final regulations dated June 24, 2020 enable a regulated investment company to pay Section 199A dividends to its shareholders. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, may allow non-corporate tax payers a deduction of up to 20% of qualified business income from flow-through entities, including dividends from real estate investment trusts. The qualifying percentage of the Fund’s ordinary income and short-term capital gain distributions, if any, for the purposes of the Section 199A deduction was 30.92% for Risk Managed Real Estate Fund and 44.49% for the Market Neutral Real Estate Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

OTHER INFORMATION (Unaudited)(continued)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)	●	Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)
●	Guggenheim Diversified Income Fund (“Diversified Income Fund”)	●	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)
●	Guggenheim High Yield Fund (“High Yield Fund”)	●	Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)
●	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)	●	Guggenheim Limited Duration Fund (“Limited Duration Fund”)
●	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)	●	Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)
●	Guggenheim Municipal Income Fund (“Municipal Income Fund”)	●	Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)
●	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)	●	Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

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●	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)	●	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)
●	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	●	Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)
●	Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.4 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 26, 2021.

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(the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

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With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.5 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2021.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 81st and 91st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings were in the 87th and 89th percentiles, respectively, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd percentile of its performance universe for the three-year period ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market

[5]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee noted that the Fund’s three-year performance ranking had not improved as of March 31, 2021, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

High Yield Fund: The returns of the Fund’s Institutional Class shares ranked in the 46th and 79th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably lower duration and average maturity and an underweight to credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, contributed to relative underperformance. The Committee noted management’s statement that, although the Fund experienced strong downside protection in the first quarter of 2020, the Fund’s continued lower exposure to the most speculative names, which outperformed for the remainder of 2020, hurt relative performance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given deteriorating credit fundamentals and disproportionately tight markets and that more attractive risk-adjusted returns will be realized when volatility and downside risk increases. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 34th and 70th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year period. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, the Fund underperformed relative to its peers for the remainder of 2020 due to lack of upside participation. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 40th and 43rd percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal, regulatory and operational risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2020. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (53rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Mid Growth Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group, which the Committee noted was largely driven by the relatively small size of the Fund and the higher other operating expense ratio in comparison to its peers.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (79th, 100th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense

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waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

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OTHER INFORMATION (Unaudited)(concluded)

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	157	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	157	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	157	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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9.30.2021

Guggenheim Funds Annual Report

Guggenheim Diversified Income Fund
Guggenheim High Yield Fund
Guggenheim Core Bond Fund (formerly, Guggenheim Investment Grade Bond Fund)
Guggenheim Municipal Income Fund

GuggenheimInvestments.com	SBINC-ANN-0921x0922

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
DIVERSIFIED INCOME FUND	9
HIGH YIELD FUND	19
CORE BOND FUND	41
MUNICIPAL INCOME FUND	71
NOTES TO FINANCIAL STATEMENTS	87
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	107
OTHER INFORMATION	108
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	117
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	122
LIQUIDITY RISK MANAGEMENT PROGRAM	125

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2021

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the annual fiscal period ended September 30, 2021.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,

Guggenheim Partners Investment Management, LLC,

October 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2021

Diversified Income Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the fund to greater volatility. ● Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. ● Stock prices, especially stock prices of smaller companies, can be volatile as they reflect changes in the issuing company’s financial conditions and changes in the overall market ● Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.● The Fund’s investments in other investment vehicles subject the fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● Master limited partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. ● The Fund’s investments in real estate securities subject the fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions that may adversely affect the fund and its distributions to shareholders. ● Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

High Yield Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Core Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Municipal Income Fund may not be suitable for all investors. ● The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. ● Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. ● Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. ● Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds, and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2021

In the 12-month period ended September 30, 2021, the yield on the two-year Treasury rose 15 basis points to 0.28% from 0.13%, and the ten-year Treasury climbed 83 basis points to 1.52% from 0.69%. The spread between the two-year Treasury and ten-year Treasury widened to 124 basis points from 56 basis points. One basis point equals 0.01%. Treasury yields posted their biggest rise in months following the Federal Open Market Committee (“FOMC”) meeting in September, at which Chair Powell noted that inflation would be higher and last longer than previously expected. Treasury yields continued to rise toward the end of the month.

Reports circulating in September about the inability of Evergrande, China’s second largest real estate development company, to repay an installment on its approximately $300 billion in debt sparked panic in credit markets in Asia. There was chatter about an Evergrande bankruptcy, a la Lehman Brothers, that would ignite a conflagration that could ravage China’s debt-reliant economy and spread across the world, triggering another global financial crisis. Others saw echoes of the collapse of Long-Term Capital Management, the highly leveraged hedge fund that collapsed in 1998 and required a bailout and debt rewind managed by the Federal Reserve (the “Fed”) to quell fears of a global financial meltdown.

As the month of September progressed and the Chinese government stepped in with liquidity and behind-the-scenes pressure on state-owned and state-backed enterprises to purchase Evergrande assets, tensions eased, but the question remains as to what ultimately will become of Evergrande. The most likely outcome is a “controlled fire” approach in which the government attempts to limit the contagion of Evergrande’s woes by propping up the company until its debts are restructured and reshuffled, its projects completed by others, and its properties sold off.

As Evergrande troubles captured the world’s attention, the September FOMC meeting made it clear that the Fed was not overly worried, at least not enough to push back its forecasted rate hikes. In fact, the tone of the meeting was somewhat hawkish, with the month’s Summary of Economic Projections revealing that half the committee members penciled in a rate hike for 2022. That would give them a policy option should elevated inflation turn out to be less temporary than expected. It also implies that a tapering of asset purchases would be completed sooner rather than later—a timetable corroborated when Chair Powell gave the strongest indication yet that tapering may start in November and for the first time suggested that asset purchases could conclude by mid-2022.

Markets reacted favorably to the Fed’s relatively sanguine view of the Evergrande situation, perhaps breathing a sigh of relief that it considers the problem insufficiently dangerous either to warrant action or to delay the normalization of rates in the United States. Interestingly, in place of several instances of the word “transitory” in the four previous FOMC press conference transcripts, the September transcript included no mention of the word, which may help explain the hawkish tilt to the meeting. Regarding the path for rates, half of FOMC members now see at least one hike in 2022, up from 39 percent in June. The median FOMC participant now sees in excess of six cumulative hikes through 2024, signaling an acknowledgement of intensifying supply side pressures and a labor market that could be at full employment within the next year.

For the 12-month period ended September 30, 2021, the S&P 500® Index* returned 30.00%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 26.29%. The return of the MSCI Emerging Markets Index* was 18.58%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -0.90% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.28%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2021

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2021 and ending September 30, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Diversified Income Fund
A-Class	0.77%	4.41%	$ 1,000.00	$ 1,044.10	$ 3.95
C-Class	1.51%	4.01%	1,000.00	1,040.10	7.72
P-Class	0.76%	4.45%	1,000.00	1,044.50	3.90
Institutional Class	0.52%	4.54%	1,000.00	1,045.40	2.67
High Yield Fund
A-Class	1.04%	4.21%	1,000.00	1,042.10	5.32
C-Class	1.88%	3.74%	1,000.00	1,037.40	9.60
P-Class	1.15%	4.13%	1,000.00	1,041.30	5.88
Institutional Class	0.84%	4.26%	1,000.00	1,042.60	4.30
R6-Class	0.75%	4.44%	1,000.00	1,044.40	3.84
Core Bond Fund
A-Class	0.79%	3.11%	1,000.00	1,031.10	4.02
C-Class	1.54%	2.74%	1,000.00	1,027.40	7.83
P-Class	0.79%	3.11%	1,000.00	1,031.10	4.02
Institutional Class	0.50%	3.27%	1,000.00	1,032.70	2.55
Municipal Income Fund
A-Class	0.80%	0.99%	1,000.00	1,009.90	4.03
C-Class	1.55%	0.62%	1,000.00	1,006.20	7.80
P-Class	0.80%	0.92%	1,000.00	1,009.20	4.03
Institutional Class	0.55%	1.12%	1,000.00	1,011.20	2.77

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Diversified Income Fund
A-Class	0.77%	5.00%	$ 1,000.00	$ 1,021.21	$ 3.90
C-Class	1.51%	5.00%	1,000.00	1,017.50	7.64
P-Class	0.76%	5.00%	1,000.00	1,021.26	3.85
Institutional Class	0.52%	5.00%	1,000.00	1,022.46	2.64
High Yield Fund
A-Class	1.04%	5.00%	1,000.00	1,019.85	5.27
C-Class	1.88%	5.00%	1,000.00	1,015.64	9.50
P-Class	1.15%	5.00%	1,000.00	1,019.30	5.82
Institutional Class	0.84%	5.00%	1,000.00	1,020.86	4.26
R6-Class	0.75%	5.00%	1,000.00	1,021.31	3.80
Core Bond Fund
A-Class	0.79%	5.00%	1,000.00	1,021.11	4.00
C-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
P-Class	0.79%	5.00%	1,000.00	1,021.11	4.00
Institutional Class	0.50%	5.00%	1,000.00	1,022.56	2.54
Municipal Income Fund
A-Class	0.80%	5.00%	1,000.00	1,021.06	4.05
C-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
P-Class	0.80%	5.00%	1,000.00	1,021.06	4.05
Institutional Class	0.55%	5.00%	1,000.00	1,022.31	2.79

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the period would be:

	A-Class	C-Class	P-Class	Institutional Class	R6-Class
Diversified Income Fund	0.76%	1.50%	0.76%	0.51%	N/A
High Yield Fund	1.02%	1.86%	1.13%	0.82%	0.73%
Core Bond Fund	0.78%	1.53%	0.78%	0.49%	N/A
Municipal Income Fund	0.79%	1.54%	0.79%	0.54%	N/A

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2021 to September 30, 2021.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim Diversified Income Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; and Patrick Mitchell, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the Fund’s performance for the fiscal year ended September 30, 2021.

Investment Approach

The Fund seeks to achieve high current income with consideration for capital appreciation and offers a diversified global portfolio with exposure across multiple asset classes. The Fund utilizes a diverse set of alternative income sources from a broad investment universe that expands the traditional income landscape to include sources such as bank loans, equity REITs, infrastructure-related equities, and closed-end funds. The Fund also employs dynamic portfolio management that seeks to adapt to changing market conditions in order to produce attractive current income, while managing unintended risks and equity volatility.

Performance Review and Positioning

For the one year period ended September 30, 2021, Guggenheim Diversified Income Fund returned 16.10%1, compared with the -0.90% return of the Bloomberg U.S. Aggregate Bond Index. A 70/30 blend of the Bloomberg U.S. Aggregate Bond Index and MSCI World Index, the Fund’s secondary benchmark, returned 7.39%.

The twelve month trailing distribution yield for Class A shares was 2.97% and the subsidized SEC 30-day yield was 2.06% for Class A shares. The SEC 30-day yield is based on net investment income for the 30 day period ended September 30, 2021, is annualized, and is divided by the maximum offering price at month-end.

Both the core fixed income exposure and equity exposure contributed to performance. The core fixed income holdings benefited most from the performance of out-of-benchmark holdings in REITs, closed end funds, high yield, and bank loans, as these sectors outperformed the blended benchmark return.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

DIVERSIFIED INCOME FUND

OBJECTIVE: Seeks to achieve high current income with consideration for capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	January 29, 2016
C-Class	January 29, 2016
P-Class	January 29, 2016
Institutional Class	January 29, 2016

Ten Largest Holdings (% of Total Net Assets)
Guggenheim High Yield Fund — R6-Class	24.9%
Guggenheim RBP Large-Cap Market Fund — Institutional Class	17.5%
Guggenheim Floating Rate Strategies Fund — R6-Class	10.0%
Guggenheim Core Bond Fund — Institutional Class	9.9%
Guggenheim RBP Dividend Fund — Institutional Class	9.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.0%
Guggenheim World Equity Income Fund — Institutional Class	4.9%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	4.7%
Virtus AllianzGI Diversified Income & Convertible Fund	0.4%
Calamos Convertible Opportunities and Income Fund	0.4%
Top Ten Total	86.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	Since Inception (01/29/16)
A-Class Shares	16.10%	5.03%	6.41%
A-Class Shares with sales charge‡	11.47%	4.18%	5.65%
C-Class Shares	15.24%	4.25%	5.62%
C-Class Shares with CDSC§	14.24%	4.25%	5.62%
P-Class Shares	16.12%	5.03%	6.41%
Institutional Class Shares	16.40%	5.29%	6.67%
Bloomberg U.S. Aggregate Bond Index	(0.90%)	2.94%	3.36%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.00%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2021
DIVERSIFIED INCOME FUND

	Shares	Value
MUTUAL FUNDS† - 86.0%
Guggenheim High Yield Fund — R6-Class[1]	174,902	$1,918,674
Guggenheim RBP Large-Cap Market Fund — Institutional Class[1]	93,939	1,348,962
Guggenheim Floating Rate Strategies Fund — R6-Class[1]	30,521	766,388
Guggenheim Core Bond Fund — Institutional Class[1]	38,249	766,128
Guggenheim RBP Dividend Fund — Institutional Class[1]	49,546	700,580
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	38,399	382,840
Guggenheim World Equity Income Fund — Institutional Class[1]	20,333	378,399
Guggenheim Risk Managed Real Estate Fund — Institutional Class[1]	9,656	360,541
Total Mutual Funds
(Cost $5,964,244)		6,622,512

CLOSED-END FUNDS† - 11.2%
Virtus AllianzGI Diversified Income & Convertible Fund	904	30,628
Calamos Convertible Opportunities and Income Fund	1,944	29,102
John Hancock Premium Dividend Fund	1,750	29,085
First Trust Energy Income and Growth Fund	2,100	28,476
Royce Value Trust, Inc.	1,500	27,030
Neuberger Berman High Yield Strategies Fund, Inc.	2,113	26,772
Eaton Vance Tax-Advantaged Dividend Income Fund	962	26,407
Western Asset High Income Fund II, Inc.	3,448	24,688
Eaton Vance Enhanced Equity Income Fund II	1,058	24,567
BlackRock Enhanced Equity Dividend Trust	2,500	24,500
Ares Dynamic Credit Allocation Fund, Inc.	1,500	24,285
Cohen & Steers REIT and Preferred and Income Fund, Inc.	940	24,111
Invesco High Income Trust II	1,650	24,090
John Hancock Investors Trust	1,278	23,848
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	1,470	23,505
John Hancock Preferred Income Fund	1,050	22,575
Western Asset Mortgage Opportunity Fund, Inc.	1,450	22,417
Eaton Vance Tax-Managed Buy-Write Income Fund	1,400	22,414
Pioneer High Income Fund, Inc.	2,284	22,292
PIMCO High Income Fund	3,500	21,980
Western Asset Premier Bond Fund	1,529	21,589
PIMCO Dynamic Income Opportunities Fund	1,000	20,980
KKR Income Opportunities Fund	1,274	20,868
BlackRock Credit Allocation Income Trust	1,355	20,528
BlackRock Limited Duration Income Trust	1,200	20,508
Western Asset Emerging Markets Debt Fund, Inc.	1,505	20,468
ClearBridge MLP & Midstream Total Return Fund, Inc.	850	20,400
PGIM High Yield Bond Fund, Inc.	1,242	20,170
Western Asset Global Corporate Defined Opportunity Fund, Inc.	1,108	19,977
DoubleLine Income Solutions Fund	1,123	19,944
John Hancock Income Securities Trust	1,250	19,838
Eaton Vance Limited Duration Income Fund	1,500	19,770
Reaves Utility Income Fund	600	19,662
Blackstone Strategic Credit Fund	1,419	19,653
Apollo Senior Floating Rate Fund, Inc.	1,224	19,339
Voya Infrastructure Industrials and Materials Fund	1,500	18,840
PIMCO Dynamic Income Fund	695	18,473
Delaware Ivy High Income Opportunities Fund	1,308	17,880
Total Closed-End Funds
(Cost $705,704)		861,659

MONEY MARKET FUND† - 1.4%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.01%[2]	104,967	104,967
Total Money Market Fund
(Cost $104,967)		104,967

Total Investments - 98.6%
(Cost $6,774,915)		$7,589,138
Other Assets & Liabilities, net - 1.4%		106,395
Total Net Assets - 100.0%		$7,695,533

†	Value determined based on Level 1 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2021.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
DIVERSIFIED INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$6,622,512	$—	$—	$6,622,512
Closed-End Funds	861,659	—	—	861,659
Money Market Fund	104,967	—	—	104,967
Total Assets	$7,589,138	$—	$—	$7,589,138

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/21	Shares 09/30/21	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	$1,051,568	$336,479	$(675,275)	$(12,625)	$66,241	$766,388	30,521	$41,294	$—
Guggenheim High Yield Fund — R6-Class	1,501,803	809,471	(486,991)	(3,011)	97,402	1,918,674	174,902	88,685	—
Guggenheim Core Bond Fund — Institutional Class	1,312,112	446,941	(959,947)	38,480	(71,458)	766,128	38,249	27,310	27,120
Guggenheim RBP Dividend Fund — Institutional Class	614,550	309,550	(502,989)	85,752	193,717	700,580	49,546	29,562	—
Guggenheim RBP Large-Cap Market Fund — Institutional Class	—	1,327,842	—	—	21,120	1,348,962	93,939	—	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	625,585	53,880	(469,451)	86,282	64,245	360,541	9,656	10,526	35,865
Guggenheim Ultra Short Duration Fund — Institutional Class	343,979	342,105	(302,876)	4,925	(5,293)	382,840	38,399	2,107	—
Guggenheim World Equity Income Fund — Institutional Class	307,075	41,324	(44,854)	13,071	61,783	378,399	20,333	7,836	—
	$5,756,672	$3,667,592	$(3,442,383)	$212,874	$427,757	$6,622,512		$207,320	$62,985

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $810,671)	$966,626
Investments in affiliated issuers, at value (cost $5,964,244)	6,622,512
Prepaid expenses	25,361
Receivables:
Securities sold	176,878
Dividends	20,364
Investment Adviser	14,536
Total assets	7,826,277

Liabilities:
Payable for:
Securities purchased	89,324
Professional fees	27,681
Fund accounting/administration fees	5,793
Transfer agent/maintenance fees	2,222
Trustees’ fees*	1,745
Distribution and service fees	309
Fund shares redeemed	53
Miscellaneous	3,617
Total liabilities	130,744
Net assets	$7,695,533

Net assets consist of:
Paid in capital	$6,928,844
Total distributable earnings (loss)	766,689
Net assets	$7,695,533

A-Class:
Net assets	$339,893
Capital shares outstanding	11,949
Net asset value per share	$28.45
Maximum offering price per share (Net asset value divided by 96.00%)	$29.64

C-Class:
Net assets	$253,769
Capital shares outstanding	8,947
Net asset value per share	$28.36

P-Class:
Net assets	$151,514
Capital shares outstanding	5,330
Net asset value per share	$28.43

Institutional Class:
Net assets	$6,950,357
Capital shares outstanding	244,386
Net asset value per share	$28.44

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$42,950
Dividends from securities of affiliated issuers	207,320
Interest	5
Total investment income	250,275

Expenses:
Management fees	54,840
Distribution and service fees:
A-Class	771
C-Class	2,240
P-Class	355
Transfer agent/maintenance fees:
A-Class	1,445
C-Class	1,066
P-Class	653
Institutional Class	22,441
Registration fees	77,994
Professional fees	35,811
Fund accounting/administration fees	33,711
Trustees’ fees*	17,181
Custodian fees	9,110
Tax expense	921
Line of credit fees	339
Miscellaneous	5,057
Total expenses	263,935
Less:
Expenses reimbursed by Adviser:
A-Class	(5,709)
C-Class	(4,203)
P-Class	(2,643)
Institutional Class	(115,185)
Expenses waived by Adviser	(93,850)
Total waived/reimbursed expenses	(221,590)
Net expenses	42,345
Net investment income	207,930

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	25,772
Investments in affiliated issuers	212,874
Distributions received from affiliated investment companies	62,985
Net realized gain	301,631
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	135,230
Investments in affiliated issuers	427,757
Net change in unrealized appreciation (depreciation)	562,987
Net realized and unrealized gain	864,618
Net increase in net assets resulting from operations	$1,072,548

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$207,930	$225,886
Net realized gain (loss) on investments	301,631	(347,868)
Net change in unrealized appreciation (depreciation) on investments	562,987	(129,464)
Net increase (decrease) in net assets resulting from operations	1,072,548	(251,446)

Distributions to shareholders:
A-Class	(9,389)	(9,360)
C-Class	(5,154)	(14,474)
P-Class	(4,350)	(4,452)
Institutional Class	(219,556)	(223,499)
Total distributions to shareholders	(238,449)	(251,785)

Capital share transactions:
Proceeds from sale of shares
A-Class	76,986	8,040
C-Class	34,067	93,138
P-Class	7,814	1,813
Institutional Class	53,000	44,460
Distributions reinvested
A-Class	9,389	9,360
C-Class	5,154	14,474
P-Class	4,350	4,452
Institutional Class	219,556	223,499
Cost of shares redeemed
A-Class	(48,400)	(10,391)
C-Class	(7,025)	(648,757)
P-Class	(4,588)	(1,269)
Institutional Class	(45,672)	(69,589)
Net increase (decrease) from capital share transactions	304,631	(330,770)
Net increase (decrease) in net assets	1,138,730	(834,001)

Net assets:
Beginning of year	6,556,803	7,390,804
End of year	$7,695,533	$6,556,803

Capital share activity:
Shares sold
A-Class	2,729	299
C-Class	1,197	3,804
P-Class	276	72
Institutional Class	1,849	1,735
Shares issued from reinvestment of distributions
A-Class	341	362
C-Class	189	547
P-Class	159	173
Institutional Class	7,993	8,661
Shares redeemed
A-Class	(1,686)	(387)
C-Class	(249)	(26,782)
P-Class	(167)	(51)
Institutional Class	(1,603)	(2,776)
Net increase (decrease) in shares	11,028	(14,343)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$25.27	$26.99	$26.70	$27.58	$27.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.73	.81	.86	.91	.96
Net gain (loss) on investments (realized and unrealized)	3.30	(1.63)	.50	(.70)	.89
Total from investment operations	4.03	(.82)	1.36	.21	1.85
Less distributions from:
Net investment income	(.85)	(.81)	(.77)	(.90)	(.95)
Net realized gains	—	(.09)	(.30)	(.19)	(.44)
Total distributions	(.85)	(.90)	(1.07)	(1.09)	(1.39)
Net asset value, end of period	$28.45	$25.27	$26.99	$26.70	$27.58

Total Return[b]	16.10%	(3.06%)	5.31%	0.78%	7.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$340	$267	$278	$141	$138
Ratios to average net assets:
Net investment income (loss)	2.64%	3.14%	3.26%	3.37%	3.53%
Total expenses[c]	3.92%	4.24%	4.03%	4.83%	4.16%
Net expenses[d,e,f]	0.78%	0.83%	0.85%	0.84%	0.85%
Portfolio turnover rate	50%	66%	58%	37%	44%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$25.19	$27.00	$26.69	$27.56	$27.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.60	.69	.71	.76
Net gain (loss) on investments (realized and unrealized)	3.29	(1.62)	.46	(.69)	.87
Total from investment operations	3.81	(1.02)	1.15	.02	1.63
Less distributions from:
Net investment income	(.64)	(.70)	(.54)	(.70)	(.74)
Net realized gains	—	(.09)	(.30)	(.19)	(.44)
Total distributions	(.64)	(.79)	(.84)	(.89)	(1.18)
Net asset value, end of period	$28.36	$25.19	$27.00	$26.69	$27.56

Total Return[b]	15.24%	(3.77%)	4.50%	0.08%	6.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$254	$197	$816	$145	$137
Ratios to average net assets:
Net investment income (loss)	1.89%	2.26%	2.59%	2.63%	2.78%
Total expenses[c]	4.68%	4.86%	4.74%	5.65%	5.13%
Net expenses[d,e,f]	1.52%	1.58%	1.59%	1.59%	1.60%
Portfolio turnover rate	50%	66%	58%	37%	44%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$25.25	$26.97	$26.70	$27.58	$27.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.73	.81	.85	.91	.95
Net gain (loss) on investments (realized and unrealized)	3.30	(1.63)	.51	(.70)	.89
Total from investment operations	4.03	(.82)	1.36	.21	1.84
Less distributions from:
Net investment income	(.85)	(.81)	(.79)	(.90)	(.93)
Net realized gains	—	(.09)	(.30)	(.19)	(.44)
Total distributions	(.85)	(.90)	(1.09)	(1.09)	(1.37)
Net asset value, end of period	$28.43	$25.25	$26.97	$26.70	$27.58

Total Return	16.12%	(3.03%)	5.23%	0.82%	7.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$152	$128	$131	$125	$123
Ratios to average net assets:
Net investment income (loss)	2.64%	3.14%	3.22%	3.37%	3.51%
Total expenses[c]	3.92%	4.19%	3.97%	4.82%	4.23%
Net expenses[d,e,f]	0.78%	0.83%	0.85%	0.84%	0.85%
Portfolio turnover rate	50%	66%	58%	37%	44%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$25.26	$26.98	$26.72	$27.59	$27.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.80	.87	.92	.98	1.03
Net gain (loss) on investments (realized and unrealized)	3.30	(1.63)	.49	(.70)	.89
Total from investment operations	4.10	(.76)	1.41	.28	1.92
Less distributions from:
Net investment income	(.92)	(.87)	(.85)	(.96)	(1.00)
Net realized gains	—	(.09)	(.30)	(.19)	(.44)
Total distributions	(.92)	(.96)	(1.15)	(1.15)	(1.44)
Net asset value, end of period	$28.44	$25.26	$26.98	$26.72	$27.59

Total Return	16.40%	(2.82%)	5.52%	1.06%	7.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,950	$5,965	$6,165	$5,757	$5,619
Ratios to average net assets:
Net investment income (loss)	2.89%	3.39%	3.47%	3.62%	3.78%
Total expenses[c]	3.55%	3.78%	3.58%	4.42%	3.83%
Net expenses[d,e,f]	0.53%	0.58%	0.60%	0.60%	0.59%
Portfolio turnover rate	50%	66%	58%	37%	44%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	—	—	—	0.19%
C-Class	—	0.00%*	—	—	0.19%
P-Class	—	0.00%*	—	—	0.16%
Institutional Class	—	0.00%*	—	—	0.16%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.77%	0.82%	0.85%	0.84%	0.82%
C-Class	1.51%	1.57%	1.59%	1.58%	1.57%
P-Class	0.77%	0.82%	0.85%	0.84%	0.82%
Institutional Class	0.52%	0.57%	0.60%	0.59%	0.57%

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim High Yield Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2021.

Investment Approach

The Fund seeks to deliver high current income. Capital appreciation is a secondary objective. The Fund’s strategy offers the flexibility to invest across a broad array of high yield securities including corporate bonds, syndicated bank loans, mortgage-backed and asset-backed securities and convertible securities and access to Guggenheim’s unique fixed income process and philosophy founded on the principles of behavioral finance. An allocation to high yield securities may provide additional diversification (though, diversification neither assures a profit nor eliminates the risk of experiencing investment losses) along with higher income and return potential. Investors should note, high yield, below investment grade, and unrated high-risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds.

Performance Review and Positioning

For the one-year period ended September 30, 2021, Guggenheim High Yield Bond Fund returned 11.02%1, compared to 11.28% return of its benchmark, the Bloomberg U.S. Corporate High Yield Index.

The high yield market rallied over the period, with twelve consecutive months of positive returns. The unprecedented and ongoing policy response to COVID-19 has accelerated the progression of the credit cycle, but we believe we are still in its early stages characterized by strong earnings growth, low default volumes, upward ratings migration, and tight spreads. However, near-term downside risks emerged towards the end of the period with the spread of the Delta variant globally and increasing concerns about inflation and volatility around possible Federal Reserve tapering.

New high-yield issuance totaled $410 billion for the first nine months of 2021, 17% ahead of the same period last year. Two-thirds of this year’s new issuance was for refinancing existing debt. The new issue market remains ahead of last year’s pace, primarily due to the strong issuance in the first quarter. High-yield mutual funds and ETFs have experienced outflows of $14.9 billion through the first nine months of 2021, compared with inflows of $30 billion during the same period in 2020.

Calendar year-to-date performance in high yield is positive across industries with Energy continuing to be the top performer amid rising commodity prices. CCCs have outperformed, doubling the returns of BBs and Bs with most of outperformance occurring in the first and second quarters. According to Bank of America Merrill Lynch research, the 12-month trailing par-weighted high-yield default rate fell to 1.3% as of the end of the period. Rating upgrades exceeded downgrades in the quarter as corporate balance sheets recover amid an improved economic backdrop. Easy lending and improving fundamentals continue to support expectations of low default activity.

The Fund invests in non-U.S. dollar denominated assets when the risk-return profile is favorable. The Fund entered forward foreign currency exchange contracts to hedge exchange rate risk for non-U.S. dollar denominated positions which had a negligible impact to performance. Non-U.S. dollar denominated assets comprise less than 2% of the Fund.

The Fund performed in-line with the market over the period even as the asset class overall produced very strong returns. A small exposure to equity as well as derivative exposure in the form of total return swaps on high yield ETFs contributed to performance. The Fund produced strong relative returns in the Communications and Consumer Non-Cyclical Sectors. A sizable underweight and conservative positioning within the Energy Sector detracted dramatically in an environment in which Energy as the top performing sector generated nearly double the returns of the next highest sector. Credit selection within CCC rated credit more than offset an underweight to this more risky part of the market, with the issues of these more highly levered companies generating outsized returns.

Even as high yield market fundamentals are strong and improving, we have become more cautious amidst the market rally. As spreads to Treasuries have narrowed to within range of historical tights, there is a greater concern in fixed income markets (including in high yield) around interest rate risk rather than credit risk. With rates on the rise, we expect incremental new issuance to put pressure on secondary pricing in the near-term. Non-corporate fundamental factors like interest rates, net new issuance, and market flows will likely dictate near term performance though none of these factors appear to be of imminent concern.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2021

The hunt for yield is likely to continue amid low prevailing global yields. While the level of distressed assets in the market has come down markedly, we still believe avoiding defaults will be important in achieving performance over the medium to longer term. As such, we continue to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow. Companies with recurring revenue streams, strong cash flows, and high-quality margins remain the focus in the current environment.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.4%
A	0.2%
BBB	7.0%
BB	47.0%
B	30.5%
CCC	4.5%
NR2	1.7%
Other Instruments	8.7%
Total Investments	100.0%

Inception Dates:
A-Class	August 5, 1996
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	July 11, 2008
R6-Class	May 15, 2017

Ten Largest Holdings (% of Total Net Assets)
LBC Tank Terminals Holding Netherlands BV, 6.88%	1.3%
Hunt Companies, Inc., 5.25%	1.2%
FAGE International S.A. / FAGE USA Dairy Industry, Inc., 5.63%	1.1%
Jefferies Finance LLC / JFIN Company-Issuer Corp., 5.00%	1.1%
Artera Services LLC, 9.03%	0.9%
Howmet Aerospace, Inc., 5.95%	0.9%
Cheplapharm Arzneimittel GmbH, 5.50%	0.8%
UPC Broadband Finco BV, 4.88%	0.8%
Bausch Health Companies, Inc., 4.88%	0.8%
Harsco Corp., 5.75%	0.8%
Top Ten Total	9.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares	11.02%	5.52%	7.20%
A-Class Shares with sales charge‡	6.60%	4.65%	6.69%
C-Class Shares	10.04%	4.71%	6.38%
C-Class Shares with CDSC§	9.04%	4.71%	6.38%
Institutional Class Shares	11.14%	5.78%	7.47%
Bloomberg U.S. Corporate High Yield Index	11.28%	6.52%	7.42%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	10.80%	5.48%	5.23%
Bloomberg U.S. Corporate High Yield Index	11.28%	6.52%	5.99%

	1 Year	Since Inception (05/15/17)
R6-Class Shares	11.35%	5.14%
Bloomberg U.S. Corporate High Yield Index	11.28%	6.04%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class and R6-Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 2, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2021
HIGH YIELD FUND

	Shares	Value
COMMON STOCKS† - 2.4%

Financial - 0.9%
KKR Acquisition Holdings I Corp. — Class A*,1	142,310	$1,387,522
TPG Pace Solutions Corp.*,1	117,451	1,180,383
TPG Pace Beneficial II Corp.*,1	45,512	445,562
Acropolis Infrastructure Acquisition Corp. — Class A*,1	38,845	376,020
RXR Acquisition Corp. — Class A*,1	1,299	12,626
Colicity, Inc. — Class A*,1	946	9,242
MSD Acquisition Corp. — Class A*,1	721	6,994
Colicity, Inc.*,1	404	4,008
Jefferies Financial Group, Inc.	81	3,008
RXR Acquisition Corp.*,1	107	1,054
Total Financial		3,426,419

Energy - 0.5%
Unit Corp.*,††	59,660	1,819,630
Permian Production Partners LLC†††	57,028	72,426
Legacy Reserves, Inc.*,†††	3,452	19,849
Bruin E&P Partnership Units†††	44,023	2,289
Total Energy		1,914,194

Consumer, Non-cyclical - 0.5%
ATD New Holdings, Inc.*,††	21,488	1,471,928
Save-A-Lot*,†††	17,185	85,927
Cengage Learning Holdings II, Inc.*,††	2,107	46,354
Targus Group International Equity, Inc.*,†††,2	12,825	31,234
Chef Holdings, Inc.†††	49	2,522
Spectrum Brands Holdings, Inc.	2	191
Crimson Wine Group Ltd.*	8	69
Total Consumer, Non-cyclical		1,638,225

Utilities - 0.3%
TexGen Power LLC††	26,665	1,079,932

Consumer, Cyclical - 0.2%
Metro-Goldwyn-Mayer, Inc.*,††	7,040	921,804

Industrial - 0.0%
BP Holdco LLC*,†††,2	23,711	16,716
Vector Phoenix Holdings, LP*,†††	23,711	6,521
Total Industrial		23,237

Total Common Stocks
(Cost $6,288,864)		9,003,811

PREFERRED STOCKS†† - 3.9%
Financial - 3.9%
Wells Fargo & Co., 4.38%	74,000	1,887,000
JPMorgan Chase & Co., 4.55%	72,000	1,879,200
Bank of America Corp., 4.38%	57,000	1,501,950
American Equity Investment Life Holding Co., 5.95%	54,000	1,476,360
Arch Capital Group Ltd., 4.55%	55,000	1,441,000
JPMorgan Chase & Co., 4.20%*	55,000	1,388,750
First Republic Bank, 4.13%	53,000	1,324,470
Bank of America Corp., 4.13%	40,000	1,028,400
JPMorgan Chase & Co., 4.63%	34,000	897,600
Assurant, Inc., 5.25% due 01/15/61	30,000	810,600
RenaissanceRe Holdings Ltd., 4.20%	18,000	448,200
Globe Life, Inc., 4.25% due 06/15/61	16,000	407,520
Total Financial		14,491,050

Industrial - 0.0%
U.S. Shipping Corp.*,†††	14,718	—
Total Preferred Stocks
(Cost $14,325,000)		14,491,050

WARRANTS† - 0.0%
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27*,1	35,577	34,150
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	12,947	11,911
RXR Acquisition Corp.
Expiring 03/08/26*,1	257	193
MSD Acquisition Corp.
Expiring 05/13/23*,1	143	165
Colicity, Inc. - Class A
Expiring 12/31/27*,1	187	155
SandRidge Energy, Inc.
Expiring 10/04/22*,††	505	23
Ginkgo Bioworks Holdings, Inc.
Expiring 12/31/27*	4	14
SandRidge Energy, Inc.
Expiring 10/04/22*	212	8
Total Warrants
(Cost $92,317)		46,619

MONEY MARKET FUND† - 2.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	10,171,972	10,171,972
Total Money Market Fund
(Cost $10,171,972)		10,171,972

	Face Amount~
CORPORATE BONDS†† - 81.0%
Consumer, Non-cyclical - 18.1%
Kraft Heinz Foods Co.
5.00% due 06/04/42	2,075,000	2,543,979
4.88% due 10/01/49	1,400,000	1,703,742
4.38% due 06/01/46	1,200,000	1,365,234
5.20% due 07/15/45	325,000	407,035
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[4]	3,965,000	4,076,416
Mozart Debt Merger Sub, Inc.
3.88% due 04/01/29[4]	2,550,000	2,550,000
5.25% due 10/01/29	1,500,000	1,500,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
HIGH YIELD FUND

	Face Amount~	Value
Sabre GLBL, Inc.
9.25% due 04/15/25[4]	1,500,000	$1,733,685
7.38% due 09/01/25[4]	1,450,000	1,547,803
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[4]	2,975,000	3,082,308
Bausch Health Companies, Inc.
4.88% due 06/01/28[4]	2,950,000	3,056,937
DaVita, Inc.
3.75% due 02/15/31[4]	2,225,000	2,166,594
4.63% due 06/01/30[4]	850,000	874,319
CPI CG, Inc.
8.63% due 03/15/26[4]	2,750,000	2,983,750
Nielsen Finance LLC / Nielsen Finance Co.
4.75% due 07/15/31[4]	1,900,000	1,848,244
5.88% due 10/01/30[4]	1,000,000	1,052,870
US Foods, Inc.
6.25% due 04/15/25[4]	2,748,000	2,882,515
Rent-A-Center, Inc.
6.38% due 02/15/29[4]	2,656,000	2,865,160
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.75% due 04/15/26[4]	1,075,000	1,162,892
3.38% due 08/31/27[4]	1,150,000	1,105,725
Tenet Healthcare Corp.
7.50% due 04/01/25[4]	1,700,000	1,804,125
5.13% due 11/01/27[4]	400,000	417,000
ADT Security Corp.
4.13% due 08/01/29[4]	2,050,000	2,037,475
Centene Corp.
3.00% due 10/15/30	1,100,000	1,127,500
4.25% due 12/15/27	675,000	706,489
Service Corporation International
4.00% due 05/15/31	1,700,000	1,757,375
Par Pharmaceutical, Inc.
7.50% due 04/01/27[4]	1,610,000	1,640,188
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[4]	1,550,000	1,594,562
Post Holdings, Inc.
4.50% due 09/15/31[4]	1,600,000	1,581,008
Sotheby’s
7.38% due 10/15/27[4]	1,400,000	1,480,500
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[4]	961,000	920,158
5.00% due 12/31/26[4]	350,000	349,482
AMN Healthcare, Inc.
4.63% due 10/01/27[4]	1,150,000	1,193,125
Performance Food Group, Inc.
6.88% due 05/01/25[4]	1,100,000	1,166,000
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[4]	956,000	1,032,480
Nathan’s Famous, Inc.
6.63% due 11/01/25[4]	1,000,000	1,020,000
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[4]	950,000	950,000
Catalent Pharma Solutions, Inc.
3.50% due 04/01/30[4]	950,000	950,000
Molina Healthcare, Inc.
5.38% due 11/15/22	900,000	927,855
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[4]	850,000	871,250
WW International, Inc.
4.50% due 04/15/29[4]	825,000	806,438
Central Garden & Pet Co.
4.13% due 04/30/31[4]	675,000	685,480
Gartner, Inc.
3.63% due 06/15/29[4]	675,000	683,458
HealthEquity, Inc.
4.50% due 10/01/29[4]	550,000	559,707
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 06/30/28[4]	242,000	175,929
9.50% due 07/31/27[4,5]	171,000	171,380
Total Consumer, Non-cyclical		67,118,172

Industrial - 13.2%
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[4]	2,525,000	2,739,625
6.25% due 03/15/26[4]	2,525,000	2,610,850
5.25% due 07/15/28[4]	1,275,000	1,289,344
Howmet Aerospace, Inc.
5.95% due 02/01/37	2,700,000	3,361,500
3.00% due 01/15/29	1,475,000	1,484,219
TransDigm, Inc.
6.25% due 03/15/26[4]	2,350,000	2,458,969
8.00% due 12/15/25[4]	950,000	1,012,938
Artera Services LLC
9.03% due 12/04/25[4]	3,150,000	3,417,750
Harsco Corp.
5.75% due 07/31/27[4]	2,925,000	3,031,031
GrafTech Finance, Inc.
4.63% due 12/15/28[4]	2,925,000	3,001,781
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd.
7.38% due 12/15/23[4]	2,625,000	2,676,188
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[4]	2,326,000	2,424,855
Builders FirstSource, Inc.
4.25% due 02/01/32[4]	2,300,000	2,348,938
Cleaver-Brooks, Inc.
7.88% due 03/01/23[4]	2,250,000	2,216,250
Standard Industries, Inc.
3.38% due 01/15/31[4]	1,100,000	1,046,870
4.38% due 07/15/30[4]	575,000	586,500
5.00% due 02/15/27[4]	350,000	360,937

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
HIGH YIELD FUND

	Face Amount~	Value
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[4]	1,925,000	$1,992,375
Amsted Industries, Inc.
4.63% due 05/15/30[4]	1,400,000	1,438,500
Trinity Industries, Inc.
4.55% due 10/01/24	1,290,000	1,366,755
EnerSys
4.38% due 12/15/27[4]	1,250,000	1,315,625
Ball Corp.
3.13% due 09/15/31	1,100,000	1,086,336
TopBuild Corp.
4.13% due 02/15/32[4]	500,000	505,000
3.63% due 03/15/29[4]	500,000	503,275
Masonite International Corp.
5.38% due 02/01/28[4]	875,000	921,375
Intertape Polymer Group, Inc.
4.38% due 06/15/29[4]	850,000	864,118
Arcosa, Inc.
4.38% due 04/15/29[4]	700,000	708,750
PGT Innovations, Inc.
4.38% due 10/01/29[4]	600,000	604,500
TK Elevator US Newco, Inc.
5.25% due 07/15/27[4]	550,000	577,830
Hillenbrand, Inc.
3.75% due 03/01/31	400,000	397,080
Atkore, Inc.
4.25% due 06/01/31[4]	375,000	386,250
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[4]	350,000	367,063
Total Industrial		49,103,377

Communications - 12.8%
Altice France S.A.
5.50% due 10/15/29[4]	2,450,000	2,425,212
5.13% due 07/15/29[4]	2,000,000	1,964,060
8.13% due 02/01/27[4]	900,000	968,400
7.38% due 05/01/26[4]	471,000	488,761
CSC Holdings LLC
4.50% due 11/15/31[4]	1,625,000	1,604,688
6.50% due 02/01/29[4]	1,225,000	1,326,614
4.13% due 12/01/30[4]	1,150,000	1,128,437
4.63% due 12/01/30[4]	950,000	900,125
3.38% due 02/15/31[4]	850,000	790,500
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32	1,950,000	2,006,063
4.50% due 06/01/33[4]	1,800,000	1,831,896
4.25% due 01/15/34[4]	975,000	970,125
Mav Acquisition Corp.
5.75% due 08/01/28[4]	3,075,000	3,021,187
8.00% due 08/01/29[4]	1,425,000	1,361,274
Level 3 Financing, Inc.
3.63% due 01/15/29[4]	1,825,000	1,769,739
4.25% due 07/01/28[4]	1,650,000	1,662,755
3.75% due 07/15/29[4]	975,000	942,318
UPC Broadband Finco BV
4.88% due 07/15/31[4]	3,000,000	3,071,580
Sirius XM Radio, Inc.
3.88% due 09/01/31[4]	1,200,000	1,172,250
4.13% due 07/01/30[4]	800,000	803,710
5.50% due 07/01/29[4]	700,000	756,875
Virgin Media Secured Finance plc
4.50% due 08/15/30[4]	2,625,000	2,667,656
Cengage Learning, Inc.
9.50% due 06/15/24[4]	2,389,000	2,444,759
Vmed O2 UK Financing I plc
4.25% due 01/31/31[4]	1,125,000	1,122,188
4.75% due 07/15/31[4]	850,000	868,428
Match Group Holdings II LLC
3.63% due 10/01/31[4]	1,125,000	1,110,487
4.63% due 06/01/28[4]	600,000	625,500
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[4]	1,750,000	1,734,688
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	1,400,000	1,470,700
AMC Networks, Inc.
4.25% due 02/15/29	1,175,000	1,168,391
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[4]	1,075,000	1,139,500
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[4]	1,000,000	1,063,550
Zayo Group Holdings, Inc.
4.00% due 03/01/27[4]	500,000	497,615
Cogent Communications Group, Inc.
3.50% due 05/01/26[4]	375,000	380,156
TripAdvisor, Inc.
7.00% due 07/15/25[4]	275,000	291,500
Total Communications		47,551,687

Financial - 12.5%
Iron Mountain, Inc.
5.63% due 07/15/32[4]	2,525,000	2,708,063
4.88% due 09/15/27[4]	950,000	986,271
4.88% due 09/15/29[4]	530,000	555,175
5.25% due 07/15/30[4]	475,000	504,084
Hunt Companies, Inc.
5.25% due 04/15/29[4]	4,650,000	4,557,000
OneMain Finance Corp.
3.88% due 09/15/28	1,525,000	1,515,454
7.13% due 03/15/26	700,000	811,125
4.00% due 09/15/30	750,000	746,250
3.50% due 01/15/27	550,000	548,691
6.63% due 01/15/28	300,000	345,000
8.88% due 06/01/25	275,000	298,375
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[4]	3,900,000	3,958,500
Kennedy-Wilson, Inc.
4.75% due 02/01/30	1,950,000	1,984,125
5.00% due 03/01/31	1,225,000	1,252,562
4.75% due 03/01/29	525,000	534,188

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
HIGH YIELD FUND

	Face Amount~		Value
LPL Holdings, Inc.
4.00% due 03/15/29[4]		2,140,000	$2,197,994
4.38% due 05/15/31[4]		850,000	887,187
NFP Corp.
6.88% due 08/15/28[4]		2,925,000	2,986,571
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[4]		1,225,000	1,235,719
2.88% due 10/15/26[4]		1,130,000	1,121,525
United Wholesale Mortgage LLC
5.50% due 04/15/29[4]		1,475,000	1,432,083
5.50% due 11/15/25[4]		685,000	690,138
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[4]		1,650,000	1,790,250
AmWINS Group, Inc.
4.88% due 06/30/29[4]		1,400,000	1,421,000
Charles Schwab Corp.
4.00% [6,7]		1,325,000	1,362,709
Home Point Capital, Inc.
5.00% due 02/01/26[4]		1,475,000	1,337,117
Pershing Square Holdings Ltd.
3.25% due 10/01/31		1,300,000	1,297,829
Assurant, Inc.
7.00% due 03/27/48[7]		950,000	1,108,899
Goldman Sachs Group, Inc.
5.30%[6,7]		950,000	1,047,565
Greystar Real Estate Partners LLC
5.75% due 12/01/25[4]		1,000,000	1,015,000
PHM Group Holding Oy
4.75% due 06/18/26[4]	EUR	750,000	893,188
USI, Inc.
6.88% due 05/01/25[4]		775,000	788,733
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4]		750,000	714,465
Wilton Re Finance LLC
5.88% due 03/30/33[4,7]		650,000	677,317
HUB International Ltd.
7.00% due 05/01/26[4]		575,000	594,406
Rocket Mortgage LLC
5.25% due 01/15/28[4]		400,000	431,000
Total Financial			46,335,558

Consumer, Cyclical - 10.9%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[4]		4,793,000	4,786,338
Hilton Domestic Operating Company, Inc.
3.63% due 02/15/32[4]		2,100,000	2,068,500
4.00% due 05/01/31[4]		1,225,000	1,243,375
5.75% due 05/01/28[4]		400,000	430,800
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27		1,460,000	1,522,050
5.00% due 06/01/31[4]		1,225,000	1,270,938
Wabash National Corp.
5.50% due 10/01/25[4]		1,435,000	1,454,946
4.50% due 10/15/28[4]		1,200,000	1,198,500
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4]		2,000,000	2,105,000
1011778 BC ULC / New Red Finance, Inc.
3.88% due 01/15/28[4]		1,200,000	1,210,200
3.50% due 02/15/29[4]		850,000	842,945
Air Canada
3.88% due 08/15/26[4]		1,750,000	1,764,788
Wolverine World Wide, Inc.
4.00% due 08/15/29[4]		1,575,000	1,590,750
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[4]		1,500,000	1,548,750
Boyd Gaming Corp.
8.63% due 06/01/25[4]		1,375,000	1,490,156
Clarios Global, LP
6.75% due 05/15/25[4]		1,327,000	1,399,985
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[4]		1,300,000	1,360,125
Allison Transmission, Inc.
3.75% due 01/30/31[4]		1,150,000	1,118,375
4.75% due 10/01/27[4]		200,000	208,266
Murphy Oil USA, Inc.
3.75% due 02/15/31[4]		1,300,000	1,308,125
Powdr Corp.
6.00% due 08/01/25[4]		1,050,000	1,102,500
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[4]		1,025,000	1,082,656
Cedar Fair, LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Operations LLC
5.50% due 05/01/25[4]		1,000,000	1,038,750
Aramark Services, Inc.
6.38% due 05/01/25[4]		925,000	972,406
Penn National Gaming, Inc.
4.13% due 07/01/29[4]		925,000	914,270
Tempur Sealy International, Inc.
3.88% due 10/15/31[4]		850,000	851,062
Live Nation Entertainment, Inc.
6.50% due 05/15/27[4]		725,000	797,500
Picasso Finance Sub, Inc.
6.13% due 06/15/25[4]		709,000	749,690
Hanesbrands, Inc.
5.38% due 05/15/25[4]		650,000	680,472
Yum! Brands, Inc.
4.63% due 01/31/32		613,000	654,378
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4]		600,000	652,288
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[4]		425,000	452,625
Superior Plus, LP
4.25% due 05/18/28†††,4		CAD 550,000	447,331

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
HIGH YIELD FUND

	Face Amount~		Value
Papa John’s International, Inc.
3.88% due 09/15/29[4]		375,000	$372,142
Total Consumer, Cyclical			40,690,982

Energy - 7.2%
NuStar Logistics, LP
5.63% due 04/28/27		1,585,000	1,688,025
6.38% due 10/01/30		1,025,000	1,127,500
6.00% due 06/01/26		525,000	567,000
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25		3,092,000	2,952,860
ITT Holdings LLC
6.50% due 08/01/29[4]		2,775,000	2,799,281
PDC Energy, Inc.
6.13% due 09/15/24		2,750,000	2,791,250
Southwestern Energy Co.
5.38% due 02/01/29[4]		2,200,000	2,353,582
Rattler Midstream, LP
5.63% due 07/15/25[4]		2,100,000	2,186,730
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27		1,200,000	1,251,000
6.88% due 01/15/29		675,000	700,630
Parkland Corp.
4.50% due 10/01/29[4]		1,925,000	1,951,180
CVR Energy, Inc.
5.75% due 02/15/28[4,5]		1,950,000	1,932,177
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[4]		1,250,000	1,286,500
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26		1,250,000	1,275,000
Occidental Petroleum Corp.
4.63% due 06/15/45		1,100,000	1,124,750
DT Midstream, Inc.
4.13% due 06/15/29[4]		600,000	608,436
Basic Energy Services, Inc.
due 10/15/23†††,8,9		1,225,000	91,875
Total Energy			26,687,776

Basic Materials - 3.9%
Valvoline, Inc.
3.63% due 06/15/31[4]		2,100,000	2,073,750
4.25% due 02/15/30[4]		375,000	388,800
Carpenter Technology Corp.
6.38% due 07/15/28		2,150,000	2,312,196
Minerals Technologies, Inc.
5.00% due 07/01/28[4]		1,872,000	1,942,200
Kaiser Aluminum Corp.
4.63% due 03/01/28[4]		790,000	815,675
4.50% due 06/01/31[4]		725,000	743,125
Arconic Corp.
6.00% due 05/15/25[4]		1,175,000	1,234,549
Ingevity Corp.
3.88% due 11/01/28[4]		675,000	673,312
4.50% due 02/01/26[4]		500,000	505,000
Diamond BC BV
4.63% due 10/01/29[4]		1,050,000	1,065,750
WR Grace Holdings LLC
4.88% due 06/15/27[4]		700,000	718,816
Compass Minerals International, Inc.
6.75% due 12/01/27[4]		650,000	689,813
Clearwater Paper Corp.
4.75% due 08/15/28[4]		450,000	462,375
Alcoa Nederland Holding BV
6.13% due 05/15/28[4]		425,000	460,594
Yamana Gold, Inc.
4.63% due 12/15/27		256,000	283,025
Mirabela Nickel Ltd.
due 06/24/19[8,9]		278,115	13,906
Total Basic Materials			14,382,886

Technology - 1.3%
NCR Corp.
6.13% due 09/01/29[4]		800,000	868,000
5.25% due 10/01/30[4]		600,000	629,118
5.13% due 04/15/29[4]		400,000	412,500
Boxer Parent Company, Inc.
7.13% due 10/02/25[4]		875,000	934,063
TeamSystem SpA
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 02/15/28[10]	EUR	460,000	532,901
MSCI, Inc.
3.88% due 02/15/31[4]		507,000	531,716
Open Text Holdings, Inc.
4.13% due 02/15/30[4]		475,000	488,062
CDK Global, Inc.
5.25% due 05/15/29[4]		325,000	351,683
PTC, Inc.
4.00% due 02/15/28[4]		250,000	256,562
Total Technology			5,004,605

Utilities - 1.1%
Terraform Global Operating LLC
6.13% due 03/01/26[4]		2,880,000	2,962,800
Clearway Energy Operating LLC
3.75% due 01/15/32[4]		675,000	674,156
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.75% due 05/20/27		375,000	423,750
Total Utilities			4,060,706

Total Corporate Bonds
(Cost $295,480,260)			300,935,749

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
HIGH YIELD FUND

	Face Amount~		Value
SENIOR FLOATING RATE INTERESTS††,10 - 12.7%
Industrial - 3.4%
Bhi Investments LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24†††		2,363,536	$2,339,900
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††		1,783,737	1,779,278
BHI Investments LLC
9.75% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††		1,500,000	1,473,750
American Residential Services LLC
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/15/27		1,169,125	1,167,664
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28		947,625	947,625
Arcline FM Holdings LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28†††		925,000	925,000
SkyMiles IP Ltd.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27		805,565	856,268
YAK MAT (YAK ACCESS LLC)
10.13% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26		1,025,000	709,812
Aegion Corp.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28		700,000	704,375
Pro Mach Group, Inc.
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/31/28		645,251	648,019
United Airlines, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/28		473,813	476,722
Air Canada
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28		430,000	431,432
Total Industrial			12,459,845

Consumer, Cyclical - 3.3%
American Tire Distributors, Inc.
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24		1,303,422	1,302,001
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23		330,924	330,262
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28		1,350,000	1,351,931
First Brands Group LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/30/27		995,000	1,003,955
Alexander Mann
5.17% (6 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP	749,100	972,655
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23		870,911	816,479
PT Intermediate Holdings III LLC
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25		784,246	782,285
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25		771,544	731,038
Mavis Tire Express Services TopCo Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 05/04/28		673,313	674,538
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23		640,167	617,761
Holding SOCOTEC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 06/30/28		610,000	608,981
CCRR Parent, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/06/28†††		598,500	599,996
EnTrans International LLC
6.08% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24		502,500	466,069
Wabash National Corporation
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/28/27		462,551	461,972

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
HIGH YIELD FUND

	Face Amount~		Value
WW International, Inc.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 04/13/28		423,938	$423,145
Sotheby’s
5.00% (2 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 01/15/27		415,132	416,170
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23		410,807	390,266
Apro LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/16/26		208,420	208,420
Total Consumer, Cyclical			12,157,924

Consumer, Non-cyclical - 2.3%
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27		1,170,618	1,170,618
SCP Eye Care Services LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28†††		1,083,931	1,082,576
Quirch Foods Holdings LLC
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/27/27		967,688	970,716
National Mentor Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28		810,570	810,368
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28		740,625	725,813
Springs Window Fashions
8.58% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26		689,936	689,936
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28		675,000	673,947
Gibson Brands, Inc.
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 08/11/28		600,000	594,000
Balrog Acquisition, Inc.
4.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 09/05/28		575,000	573,563
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26		497,500	484,709
Moran Foods LLC
11.75% (1 Month USD LIBOR + 0.00%, Rate Floor: 1.00%) (in-kind rate was 10.75%) due 10/01/24[11]		386,492	334,316
Moran Foods LLC
8.00% (1 Month USD LIBOR + 0.00%, Rate Floor: 1.00%) (in-kind rate was 7.00%) due 04/01/24†††,11		309,353	312,446
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27†††		148,490	148,490
Total Consumer, Non-cyclical			8,571,498

Technology - 2.0%
Datix Bidco Ltd.
4.50% (3 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 04/28/25	GBP	1,300,000	1,716,796
7.75% (3 Month GBP LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26	GBP	650,000	858,398
Peraton Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28		1,293,500	1,293,707
Polaris Newco LLC
4.50% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28		1,100,000	1,102,068
Taxware Holdings (Sovos Compliance LLC)
5.00% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28		639,555	643,021
Apttus Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28		625,000	627,344
Atlas CC Acquisition Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28		575,000	576,598
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27		521,063	522,042
Total Technology			7,339,974

Communications - 1.1%
McGraw Hill LLC
5.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28		1,350,000	1,352,889
Xplornet Communications, Inc.
due 09/28/28		925,000	920,375

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
HIGH YIELD FUND

	Face Amount~	Value
Cengage Learning Acquisitions, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26	625,000	$628,625
GTT Communications, Inc.
2.90% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/30/25	742,713	626,820
Playtika Holding Corp.
2.83% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/13/28	597,000	596,523
Total Communications		4,125,232

Financial - 0.5%
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	958,148	961,741
Avison Young (Canada), Inc.
6.13% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/30/26	534,875	527,189
Eisner Advisory Group
6.00% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.00%) due 07/28/28	409,091	409,091
Total Financial		1,898,021

Basic Materials - 0.1%
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	348,250	347,815
Energy - 0.0%
Permian Production Partners LLC
10.00% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) (in-kind rate was 2.00%) due 11/24/25†††,11	209,467	188,520
Total Senior Floating Rate Interests
(Cost $47,059,015)		47,088,829

ASSET-BACKED SECURITIES†† - 0.6%
Collateralized Loan Obligations - 0.6%
Barings Middle Market CLO Ltd.
2019-IA, 1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/15/31[4,10]	1,500,000	1,500,727
WhiteHorse X Ltd.
2015-10A, 5.43% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[4,10]	750,000	671,602
Total Collateralized Loan Obligations		2,172,329

Total Asset-Backed Securities
(Cost $2,150,692)		2,172,329

Total Investments - 103.3%
(Cost $375,568,120)		$383,910,359
Other Assets & Liabilities, net - (3.3)%		(12,289,893)
Total Net Assets — 100.0%		$371,620,466

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	GBP	Sell	1,910,000	2,637,656 USD	10/18/21	$63,757
Morgan Stanley Capital Services LLC	EUR	Sell	1,237,000	1,461,084 USD	10/18/21	27,652
Bank of America, N.A.	GBP	Sell	744,000	1,026,788 USD	10/18/21	24,180
Goldman Sachs International	CAD	Sell	573,000	451,517 USD	10/18/21	(940)
						$114,649

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
HIGH YIELD FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Special Purpose Acquisition Company (SPAC).
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of September 30, 2021.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $246,562,957 (cost $242,255,890), or 66.3% of total net assets.

[5]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2021, the total market value of segregated or earmarked securities was $2,103,557 — See Note 6.

[6]	Perpetual maturity.
[7]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[8]	Security is in default of interest and/or principal obligations.
[9]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $105,781 (cost $1,471,729), or less than 0.01% of total net assets — See Note 10.

[10]

Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[11]	Payment-in-kind security.
CAD — Canadian Dollar
EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$3,426,679	$5,339,648	$237,484		$9,003,811
Preferred Stocks	—	14,491,050	—	*	14,491,050
Warrants	46,596	23	—		46,619
Money Market Fund	10,171,972	—	—		10,171,972
Corporate Bonds	—	300,396,543	539,206		300,935,749
Senior Floating Rate Interests	—	38,238,873	8,849,956		47,088,829
Asset-Backed Securities	—	2,172,329	—		2,172,329
Forward Foreign Currency Exchange Contracts**	—	115,589	—		115,589
Total Assets	$13,645,247	$360,754,055	$9,626,646		$384,025,948

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$940	$—	$940
Unfunded Loan Commitments (Note 9)	—	—	622	622
Total Liabilities	$—	$940	$622	$1,562

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $1,556,749 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
HIGH YIELD FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$85,927	Third Party Pricing	Broker Quote	—	—
Common Stocks	76,842	Enterprise Value	Valuation Multiple	2.1x-12.8x	5.5x
Common Stocks	72,426	Model Price	Market Comparable Yields	12.1%	—
Common Stocks	2,289	Model Price	Liquidation Value	—	—
Corporate Bonds	539,206	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	7,187,686	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	1,662,270	Model Price	Market Comparable Yields	10.4%-12.1%	10.6%
Total Assets	$9,626,646
Liabilities:
Unfunded Loan Commitments	$622	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

Significant changes in a quote, market comparable yields, liquidation value or valuation multiples would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2021, the Fund had securities with a total value of $4,211,053 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total value of $2,230,727 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
HIGH YIELD FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2021:

	Assets				Liabilities
	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$—	$7,980,655	$2,790,320	$10,770,975	$(61,765)
Purchases/(Receipts)	443,748	3,039,045	25,200	3,507,993	(48,708)
(Sales, maturities and paydowns)/Fundings	—	(5,632,387)	(1,116,888)	(6,749,275)	6,228
Amortization of premiums/discounts	—	187,754	—	187,754	471
Total realized gains (losses) included in earnings	—	(1,230,299)	18,429	(1,211,870)	485,742
Total change in unrealized appreciation (depreciation) included in earnings	3,583	1,536,805	(399,645)	1,140,743	(382,590)
Transfers into Level 3	91,875	4,119,178	—	4,211,053	—
Transfers out of Level 3	—	(1,150,795)	(1,079,932)	(2,230,727)	—
Ending Balance	$539,206	$8,849,956	$237,484	$9,626,646	$(622)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2021	$3,579	$127,595	$466,578	$597,752	$1,003

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/21	Shares 09/30/21
Common Stocks
BP Holdco LLC*	$8,360	$—	$—	$—	$8,356	$16,716	23,711
Targus Group International Equity, Inc.*	26,349	—	—	—	4,885	31,234	12,825
	$34,709	$—	$—	$—	$13,241	$47,950

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $375,555,391)	$383,862,409
Investments in affiliated issuers, at value (cost $12,729)	47,950
Foreign currency, at value (cost 1,020)	1,004
Cash	98,855
Unrealized appreciation on forward foreign currency exchange contracts	115,589
Prepaid expenses	56,824
Receivables:
Interest	4,193,857
Securities sold	2,997,453
Fund shares sold	412,889
Dividends	9,844
Other assets	718
Total assets	391,797,392

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $1,625)	622
Reverse repurchase agreements (Note 6)	1,556,749
Unrealized depreciation on forward foreign currency exchange contracts	940
Payable for:
Securities purchased	16,900,901
Fund shares redeemed	1,280,577
Management fees	164,754
Distributions to shareholders	120,960
Distribution and service fees	26,131
Fund accounting/administration fees	23,560
Transfer agent/maintenance fees	20,400
Trustees’ fees*	4,222
Due to Investment Adviser	25
Miscellaneous	77,085
Total liabilities	20,176,926
Net assets	$371,620,466

Net assets consist of:
Paid in capital	$388,009,041
Total distributable earnings (loss)	(16,388,575)
Net assets	$371,620,466

A-Class:
Net assets	$55,549,511
Capital shares outstanding	5,060,251
Net asset value per share	$10.98
Maximum offering price per share (Net asset value divided by 96.00%)	$11.44

C-Class:
Net assets	$16,241,683
Capital shares outstanding	1,467,149
Net asset value per share	$11.07

P-Class:
Net assets	$5,660,293
Capital shares outstanding	515,324
Net asset value per share	$10.98

Institutional Class:
Net assets	$167,486,232
Capital shares outstanding	18,727,164
Net asset value per share	$8.94

R6-Class:
Net assets	$126,682,747
Capital shares outstanding	11,552,986
Net asset value per share	$10.97

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$1,273,632
Interest from securities of unaffiliated issuers	20,274,622
Total investment income	21,548,254

Expenses:
Management fees	2,325,386
Distribution and service fees:
A-Class	139,376
C-Class	165,062
P-Class	14,567
Transfer agent/maintenance fees:
A-Class	26,490
C-Class	22,267
P-Class	7,865
Institutional Class	189,905
R6-Class	833
Fund accounting/administration fees	265,815
Professional fees	106,760
Interest expense	53,732
Line of credit fees	37,084
Custodian fees	28,680
Trustees’ fees*	26,149
Miscellaneous	135,536
Recoupment of previously waived fees:
A-Class	1,993
C-Class	1,119
P-Class	2,401
Institutional Class	11,495
Total expenses	3,562,515
Less:
Expenses reimbursed by Adviser:
A-Class	(5,542)
C-Class	(1,616)
P-Class	(1,534)
Institutional Class	(25,904)
Expenses waived by Adviser	(37,558)
Earnings credits applied	(221)
Total waived/reimbursed expenses	(72,375)
Net expenses	3,490,140
Net investment income	18,058,114

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,996,280
Swap agreements	2,273,490
Forward foreign currency exchange contracts	(15,405)
Foreign currency transactions	(3,420)
Net realized gain	6,250,945
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	16,415,326
Investments in affiliated issuers	13,241
Swap agreements	(59,854)
Forward foreign currency exchange contracts	117,119
Foreign currency translations	(2,258)
Net change in unrealized appreciation (depreciation)	16,483,574
Net realized and unrealized gain	22,734,519
Net increase in net assets resulting from operations	$40,792,633

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,058,114	$21,668,717
Net realized gain (loss) on investments	6,250,945	(18,325,259)
Net change in unrealized appreciation (depreciation) on investments	16,483,574	360,465
Net increase in net assets resulting from operations	40,792,633	3,703,923

Distributions:
Distributions to shareholders
A-Class	(2,500,210)	(3,450,578)
C-Class	(610,646)	(971,742)
P-Class	(256,302)	(404,265)
Institutional Class	(8,497,760)	(10,045,586)
R6-Class	(6,056,356)	(8,460,132)
Return of capital
A-Class	(149,239)	—
C-Class	(35,772)	—
P-Class	(14,856)	—
Institutional Class	(510,774)	—
R6-Class	(359,597)	—
Total distributions to shareholders	(18,991,512)	(23,332,303)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,498,237	10,674,768
C-Class	3,471,056	4,404,185
P-Class	1,790,815	1,606,617
Institutional Class	50,818,387	115,479,278
R6-Class	8,946,340	4,945,592
Redemption fees collected
A-Class	1,117	14,618
C-Class	327	4,701
P-Class	114	1,654
Institutional Class	3,665	39,668
R6-Class	2,525	34,156
Distributions reinvested
A-Class	2,386,801	3,103,401
C-Class	607,096	888,143
P-Class	271,158	404,240
Institutional Class	6,378,870	7,451,076
R6-Class	6,415,953	8,460,132
Cost of shares redeemed
A-Class	(11,470,510)	(24,211,963)
C-Class	(5,211,217)	(9,558,871)
P-Class	(2,577,681)	(3,870,858)
Institutional Class	(71,490,812)	(125,810,891)
R6-Class	(22,971,558)	(29,504,021)
Net decrease from capital share transactions	(25,129,317)	(35,444,375)
Net decrease in net assets	(3,328,196)	(55,072,755)

Net assets:
Beginning of year	374,948,662	430,021,417
End of year	$371,620,466	$374,948,662

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2021	Year Ended September 30, 2020
Capital share activity:
Shares sold
A-Class	692,089	1,065,945
C-Class	317,074	411,041
P-Class	167,163	155,836
Institutional Class	5,775,858	14,086,570
R6-Class	826,869	474,234
Shares issued from reinvestment of distributions
A-Class	220,568	298,678
C-Class	55,629	84,701
P-Class	25,050	38,806
Institutional Class	723,143	878,483
R6-Class	593,662	815,772
Shares redeemed
A-Class	(1,059,043)	(2,389,845)
C-Class	(477,190)	(920,036)
P-Class	(239,351)	(381,340)
Institutional Class	(8,088,067)	(14,964,588)
R6-Class	(2,130,982)	(2,949,027)
Net decrease in shares	(2,597,528)	(3,294,770)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.37	$10.90	$11.04	$11.50	$11.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.57	.64	.68	.64
Net gain (loss) on investments (realized and unrealized)	.63	(.50)	(.12)	(.46)	.35
Total from investment operations	1.12	.07	.52	.22	.99
Less distributions from:
Net investment income	(.48)	(.60)	(.66)	(.68)	(.65)
Return of capital	(.03)	—	—	—	—
Total distributions	(.51)	(.60)	(.66)	(.68)	(.65)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$10.98	$10.37	$10.90	$11.04	$11.50

Total Return[c]	11.02%	0.84%	4.99%	2.00%	9.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,550	$53,997	$67,916	$75,028	$126,097
Ratios to average net assets:
Net investment income (loss)	4.51%	5.44%	5.94%	6.05%	5.63%
Total expenses[d]	1.07%	1.21%	1.27%	1.35%	1.31%
Net expenses[e,f,g]	1.05%	1.20%	1.26%	1.33%	1.29%
Portfolio turnover rate	86%	81%	61%	61%	62%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.46	$10.99	$11.14	$11.60	$11.26
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.49	.56	.60	.56
Net gain (loss) on investments (realized and unrealized)	.64	(.49)	(.12)	(.46)	.35
Total from investment operations	1.04	—	.44	.14	.91
Less distributions from:
Net investment income	(.40)	(.53)	(.59)	(.60)	(.57)
Return of capital	(.03)	—	—	—	—
Total distributions	(.43)	(.53)	(.59)	(.60)	(.57)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$11.07	$10.46	$10.99	$11.14	$11.60

Total Return[c]	10.04%	0.09%	4.12%	1.27%	8.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,242	$16,437	$21,935	$22,350	$30,461
Ratios to average net assets:
Net investment income (loss)	3.67%	4.68%	5.17%	5.31%	4.92%
Total expenses[d]	1.91%	2.00%	2.03%	2.11%	2.05%
Net expenses[e,f,g]	1.89%	1.99%	2.02%	2.09%	2.03%
Portfolio turnover rate	86%	81%	61%	61%	62%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$10.38	$10.91	$11.05	$11.51	$11.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.57	.64	.68	.64
Net gain (loss) on investments (realized and unrealized)	.62	(.50)	(.12)	(.46)	.37
Total from investment operations	1.10	.07	.52	.22	1.01
Less distributions from:
Net investment income	(.47)	(.60)	(.66)	(.68)	(.67)
Return of capital	(.03)	—	—	—	—
Total distributions	(.50)	(.60)	(.66)	(.68)	(.67)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$10.98	$10.38	$10.91	$11.05	$11.51

Total Return	10.80%	0.80%	4.98%	1.95%	9.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,660	$5,837	$8,170	$12,124	$16,883
Ratios to average net assets:
Net investment income (loss)	4.40%	5.42%	5.93%	6.00%	5.58%
Total expenses[d]	1.20%	1.26%	1.30%	1.45%	1.29%
Net expenses[e,f,g]	1.16%	1.25%	1.28%	1.39%	1.22%
Portfolio turnover rate	86%	81%	61%	61%	62%

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$8.45	$8.88	$9.01	$9.38	$9.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.48	.54	.58	.56
Net gain (loss) on investments (realized and unrealized)	.51	(.39)	(.10)	(.38)	.28
Total from investment operations	.92	.09	.44	.20	.84
Less distributions from:
Net investment income	(.40)	(.52)	(.57)	(.57)	(.57)
Return of capital	(.03)	—	—	—	—
Total distributions	(.43)	(.52)	(.57)	(.57)	(.57)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$8.94	$8.45	$8.88	$9.01	$9.38

Total Return	11.14%	1.14%	5.15%	2.27%	9.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$167,486	$171,641	$180,442	$125,945	$194,280
Ratios to average net assets:
Net investment income (loss)	4.71%	5.67%	6.17%	6.28%	6.00%
Total expenses[d]	0.88%	0.98%	0.99%	1.14%	0.94%
Net expenses[e,f,g]	0.85%	0.96%	0.97%	1.11%	0.93%
Portfolio turnover rate	86%	81%	61%	61%	62%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30, 2017[h]
Per Share Data
Net asset value, beginning of period	$10.36	$10.89	$11.03	$11.49	$11.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.60	.68	.72	.24
Net gain (loss) on investments (realized and unrealized)	.63	(.49)	(.12)	(.46)	.04
Total from investment operations	1.15	.11	.56	.26	.28
Less distributions from:
Net investment income	(.51)	(.64)	(.70)	(.72)	(.24)
Return of capital	(.03)	—	—	—	—
Total distributions	(.54)	(.64)	(.70)	(.72)	(.24)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$10.97	$10.36	$10.89	$11.03	$11.49

Total Return	11.35%	1.19%	5.39%	2.34%	2.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,683	$127,037	$151,558	$190,421	$200,099
Ratios to average net assets:
Net investment income (loss)	4.80%	5.79%	6.31%	6.41%	5.41%
Total expenses[d]	0.77%	0.85%	0.89%	1.00%	0.82%
Net expenses[e,f,g]	0.76%	0.85%	0.88%	1.00%	0.82%
Portfolio turnover rate	86%	81%	61%	61%	62%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Redemption fees collected are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	0.05%	0.05%	—	0.09%
C-Class	0.01%	0.04%	0.05%	—	0.06%
P-Class	0.04%	0.02%	0.01%	0.03%	0.00%*
Institutional Class	0.01%	0.02%	0.02%	0.04%	0.00%*
R6-Class	—	0.00%*	0.00%*	—	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.03%	1.12%	1.15%	1.10%	1.15%
C-Class	1.87%	1.90%	1.91%	1.86%	1.89%
P-Class	1.14%	1.16%	1.16%	1.16%	1.08%
Institutional Class	0.83%	0.87%	0.88%	0.88%	0.79%
R6-Class	0.74%	0.77%	0.77%	0.77%	0.79%

[h]	Since commencement of operations: May 15, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim Core Bond Fund (formerly, Guggenheim Investment Grade Bond Fund) (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, Senior Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2021.

Investment Approach

The Fund seeks to provide current income and employs a diversified, multi-sector strategy focused on under-researched areas of the fixed income universe, including sectors not typically included in benchmark indices. The Fund takes an actively managed approach, offering an opportunity to potentially capitalize on changing relative values in fixed-income sectors and access to Guggenheim’s unique fixed income process and philosophy founded on the principles of behavioral finance.

Performance Review and Positioning

For the one-year period ended September 30, 2021, Guggenheim Core Bond Fund returned 2.09%1, compared with the -0.90% return of its benchmark, the Bloomberg U.S. Aggregate Bond Index.

Interest rates rose during the period, given rising concerns over inflation, while credit spreads continued to grind tighter on the backs of accommodative fiscal and monetary policy. Outperformance versus the benchmark was driven by a combination of spread tightening and greater carry (the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant), which was partially offset by the Fund’s overweight duration positioning. The Fund’s overweight allocation to credit has been the largest driver of outperformance on the year, as credit continues its grind tighter on optimism in economic growth recovery and improving credit fundamentals. Measured on an absolute return basis, sectors with floating rate coupons like bank loans and much of structured credit have been standouts in performance, as they have benefitted from spread compression while being somewhat insulated from rising rates. The Fund’s allocation to these sectors coupled with its 2Y-10Y CMS curve caps positions helped mitigate the performance impact from the steepening in the yield curve.

The Fund remains overweight investment grade corporates, which comprised 35% of the Fund at period end. The sector contributed positively to performance on both an absolute basis as well as on a duration-adjusted basis, as it benefited from a combination of carry and spread tightening. Investment grade corporate credit spreads have benefitted from the back-up in rates as yield-focused buyers find the higher-yielding profiles more attractive. In particular, the pace of flows into the investment grade corporate sector from overseas buyers has been greater than usual given the attractiveness of the currency hedge-adjusted yields attainable in the sector fostered by higher rates. We continue to remain constructive on the sector given the supportive macro backdrop and low probability of any sustained selloff. However, we have incrementally reduced our exposure at the margin, rotating out of tighter spread names with limited total return potential in favor for higher carry sectors like structured credit.

Structured credit accounted for nearly 30% of the Fund at period end. The sector broadly and across sub-sectors continued to contribute positively and provided for relative outperformance to the benchmark. Spreads have now largely recovered from the shock of COVID-19, though still offer compelling relative value within the fixed income universe. Primary markets have been very active over the year, particularly in the collateralized loan obligation (CLO) sector, which is on track for a record-setting year, having already priced $125 billion new issue deals and $311 billion total deals (including refinancings, resets, and re-issues). Spreads have been relatively muted in response to the massive amount of issuance which speaks to volume of demand from investors in search of higher carry assets. We continue to look to invest in structurally senior securitized credit, as the sector continues to showcase wider spreads compared to similarly rated corporates. As such, we expect spreads could compress further as the economy rebounds and investors seek out the higher yields and carry offered by the sector.

Below-investment-grade corporate credit, including both high yield corporates and bank loans, comprise roughly 3% of the Fund. The Fund’s below-investment-grade allocation has continued to benefit from a combination of spread tightening and carry contributing significantly to the portfolio return on the year. While we remain positive on long-term economic fundamentals and associated outlook for a low default rate, we have begun to pare exposure recently, as we have increasingly become cautious of valuations and the potential for seasonal weakness. Despite this, we still view the expected loss-adjusted return potential, primarily via carry, favorably within the context of the Fund and therefore continue to anticipate a continued meaningful portfolio allocation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2021

Overweight duration positioning negatively impacted performance on the period. U.S. Treasury yields rose as the 10- year ended the period about 80 basis points higher at 1.52%. Overall Fund duration ended the period at 7.1 years versus the benchmark’s duration of 6.6 years. We continue to remain optimistic on U.S. economic growth given potential for additional fiscal stimulus and believe that interest rates will remain relatively range bound as the Fed seeks to remain accommodative to ensure the economic recovery can continue amid the termination of certain fiscal stimulus measures and potential for increasing spread of the COVID-19 Delta variant headed into year end.

Given the current monetary and fiscal backdrop, we continue to view the credit default environment as benign and predict rates are likely to remain low and range bound for some time. As such, we continue to believe a portfolio allowance for both higher credit and duration risk is warranted. As credit spreads have neared historic tights, however, it has become increasingly important to ensure portfolios are prudently positioned as we seek out relative value across sectors. At this particular moment in the credit cycle against the backdrop of current valuations, we see value in rotating into higher carry instruments while maintaining similar credit quality where possible and shortening spread duration to lessen the Fund’s emphasis on credit spread compression.

During the reporting period, the Fund used derivatives to help manage duration positioning, foreign exchange risk, and credit exposure. Over the period, interest rate swaps and interest rate curve caps, options on equities, and credit default swap index (CDX) positions all contributed to performance. In addition, the Fund traded foreign-exchange derivatives, which had a positive impact on performance over the period. Overall, derivative exposure contributed to performance during the period.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

CORE BOND FUND

OBJECTIVE: Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	26.3%
AA	12.8%
A	18.4%
BBB	32.6%
BB	1.7%
B	0.8%
CCC	0.0%*
CC	0.1%
C	0.1%
NR2	0.9%
Other Instruments	6.3%
Total Investments	100.0%

Inception Dates:
A-Class	August 15, 1985
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	January 29, 2013

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 1.25%	6.8%
Uniform MBS 30 Year	3.1%
U.S. Treasury Bonds, 2.00%	0.9%
Cerberus Loan Funding XXX, LP, 1.98%	0.8%
Pershing Square Tontine Holdings Ltd. — Class A	0.8%
Woodmont Trust, 2.03%	0.7%
Station Place Securitization Trust, 1.08%	0.7%
Delta Air Lines, Inc., 7.00%	0.6%
Boeing Co., 5.15%	0.6%
First Republic Bank, 4.25%	0.5%
Top Ten Total	15.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.
*	Less than 0.01%

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares	2.09%	4.62%	4.84%
A-Class Shares with sales charge‡	(2.01%)	3.77%	4.33%
C-Class Shares	1.34%	3.84%	4.08%
C-Class Shares with CDSC§	0.36%	3.84%	4.08%
Bloomberg U.S. Aggregate Bond Index	(0.90%)	2.94%	3.01%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	2.04%	4.60%	4.57%
Bloomberg U.S. Aggregate Bond Index	(0.90%)	2.94%	3.13%

	1 Year	5 Year	Since Inception (01/29/13)
Institutional Class Shares	2.34%	4.92%	5.03%
Bloomberg U.S. Aggregate Bond Index	(0.90%)	2.94%	2.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only: performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculated performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2021
CORE BOND FUND

	Shares	Value
COMMON STOCKS† - 1.2%

Financial - 1.2%
Pershing Square Tontine Holdings Ltd. — Class A*,1	622,890	$12,270,933
KKR Acquisition Holdings I Corp. — Class A*,1	299,316	2,918,331
RXR Acquisition Corp. — Class A*,1	66,481	646,195
TPG Pace Beneficial II Corp.*,1	55,056	538,998
MSD Acquisition Corp. — Class A*,1	46,697	452,961
AfterNext HealthTech Acquisition Corp.*,1	38,300	381,468
Conyers Park III Acquisition Corp.*,1	35,600	356,356
TPG Pace Solutions Corp.*,1	31,926	320,856
Waverley Capital Acquisition Corp. 1*,1	28,200	278,052
Acropolis Infrastructure Acquisition Corp. — Class A*,1	24,900	241,032
Blue Whale Acquisition Corp. I*,1	20,700	205,344
Colicity, Inc. — Class A*,1	20,290	198,233
Colicity, Inc.*,1	4,280	42,458
RXR Acquisition Corp.*,1	1,034	10,185
Total Financial		18,861,402

Communications - 0.0%
Figs, Inc. — Class A*	12,590	467,593

Industrial - 0.0%
Constar International Holdings LLC*,†††	68	—

Total Common Stocks
(Cost $18,968,668)		19,328,995

PREFERRED STOCKS†† - 3.3%
Financial - 3.3%
First Republic Bank
4.25%	372,000	9,337,200
4.13%	53,200	1,329,468
W R Berkley Corp.
4.13% due 03/30/61	284,159	7,558,630
4.25% due 09/30/60	13,301	360,723
Wells Fargo & Co.
4.38%	210,000	5,355,000
4.70%	148,000	3,889,440
Globe Life, Inc. 4.25% due 06/15/61	160,000	4,075,200
Bank of America Corp.
4.13%	148,000	3,805,080
4.38%	106,000	2,793,100
Public Storage
4.63%	112,044	3,056,560
4.13%	22,087	576,471
Arch Capital Group Ltd. 4.55%	102,000	2,672,400
American Financial Group, Inc. 4.50% due 09/15/60	78,228	2,134,842
PartnerRe Ltd. 4.88%	78,457	2,101,863
RenaissanceRe Holdings Ltd. 4.20%	82,000	2,041,800
JPMorgan Chase & Co. 4.63%	76,000	2,006,400
CNO Financial Group, Inc. 5.13% due 11/25/60	48,000	1,279,200
Assurant, Inc. 5.25% due 01/15/61	38,000	1,026,760
Total Financial		55,400,137

Industrial - 0.0%
Constar International Holdings LLC*,†††	7	—
Total Preferred Stocks
(Cost $53,286,900)		55,400,137

WARRANTS† - 0.0%
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25[1]	69,210	89,281
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27[1]	74,828	71,827
Ginkgo Bioworks Holdings, Inc.
Expiring 12/31/27	6,510	22,069
MSD Acquisition Corp.
Expiring 05/13/23[1]	9,339	10,740
RXR Acquisition Corp.
Expiring 03/08/26[1]	13,294	9,971
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26[1]	8,300	7,636
Colicity, Inc.
Expiring 12/31/27[1]	4,056	3,366
Total Warrants
(Cost $501,045)		214,890

CLOSED-END FUNDS† - 0.2%
BlackRock MuniHoldings California Quality Fund, Inc.	117,258	1,837,433
BlackRock MuniYield California Quality Fund, Inc.	100,717	1,600,393
Total Closed-End Funds
(Cost $3,225,498)		3,437,826

MONEY MARKET FUND† - 1.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	25,808,660	25,808,660
Total Money Market Fund
(Cost $25,808,660)		25,808,660

	Face Amount~
CORPORATE BONDS†† - 42.9%
Financial - 20.1%
Pershing Square Holdings Ltd.
3.25% due 10/01/31	6,200,000	6,189,646
3.25% due 11/15/30[3]	4,500,000	4,533,062
5.50% due 07/15/22[3]	2,000,000	2,061,552
Wells Fargo & Co.
3.07% due 04/30/41[4]	8,550,000	8,766,909
3.90% [4,5]	3,250,000	3,351,562
JPMorgan Chase & Co.
3.11% due 04/22/41[4]	3,530,000	3,634,202
3.65% [4,5]	2,350,000	2,352,937

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~	Value
2.52% due 04/22/31[4]	2,210,000	$2,252,252
2.96% due 05/13/31[4]	1,870,000	1,942,246
4.49% due 03/24/31[4]	1,600,000	1,865,145
Bank of America Corp.
2.59% due 04/29/31[4]	6,900,000	7,034,852
2.68% due 06/19/41[4]	2,650,000	2,552,665
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[3]	7,410,000	8,419,677
Liberty Mutual Group, Inc.
4.13% due 12/15/51[3,4]	5,800,000	5,956,309
3.95% due 05/15/60[3]	2,150,000	2,380,682
Charles Schwab Corp.
4.00% [4,5]	8,000,000	8,227,680
Teachers Insurance & Annuity Association of America
3.30% due 05/15/50[3]	7,750,000	8,125,060
Nippon Life Insurance Co.
2.75% due 01/21/51[3,4]	8,150,000	7,976,812
BPCE S.A.
2.28% due 01/20/32[3,4]	8,200,000	7,955,325
Macquarie Bank Ltd.
3.62% due 06/03/30[3]	7,470,000	7,832,928
Wilton RE Ltd.
6.00% †††,3,4,5	6,350,000	6,925,628
Reliance Standard Life Global Funding II
2.75% due 05/07/25[3]	6,170,000	6,465,994
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	3,600,000	3,884,436
5.30% due 01/15/29	1,900,000	2,221,406
American Equity Investment Life Holding Co.
5.00% due 06/15/27	5,036,000	5,797,077
Markel Corp.
6.00% [4,5]	5,210,000	5,772,680
Reinsurance Group of America, Inc.
3.15% due 06/15/30	5,350,000	5,681,629
GA Global Funding Trust
1.63% due 01/15/26[3]	5,450,000	5,495,636
American International Group, Inc.
4.38% due 06/30/50	4,280,000	5,256,922
Fidelity National Financial, Inc.
3.40% due 06/15/30	3,630,000	3,894,321
2.45% due 03/15/31	1,210,000	1,202,100
Allianz SE
3.20% [3,4,5]	5,000,000	4,850,000
Citigroup, Inc.
2.57% due 06/03/31[4]	4,690,000	4,775,404
Intercontinental Exchange, Inc.
3.00% due 06/15/50	2,430,000	2,395,662
2.65% due 09/15/40	2,400,000	2,292,862
Five Corners Funding Trust II
2.85% due 05/15/30[3]	4,332,000	4,523,526
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31[3]	4,300,000	4,453,765
Iron Mountain, Inc.
5.25% due 07/15/30[3]	2,350,000	2,493,890
5.63% due 07/15/32[3]	1,000,000	1,072,500
4.50% due 02/15/31[3]	850,000	862,155
BlackRock, Inc.
1.90% due 01/28/31	4,400,000	4,360,041
Old Republic International Corp.
3.85% due 06/11/51	4,020,000	4,332,747
PartnerRe Finance B LLC
4.50% due 10/01/50[4]	4,040,000	4,255,765
Standard Chartered plc
4.64% due 04/01/31[3,4]	3,550,000	4,090,875
Crown Castle International Corp.
2.90% due 04/01/41	2,800,000	2,693,113
3.30% due 07/01/30	1,149,000	1,223,483
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[3]	3,620,000	3,843,998
Host Hotels & Resorts, LP
3.50% due 09/15/30	3,685,000	3,824,006
National Australia Bank Ltd.
2.99% due 05/21/31[3]	2,350,000	2,375,361
2.33% due 08/21/30[3]	1,500,000	1,448,448
Ares Finance Company II LLC
3.25% due 06/15/30[3]	3,660,000	3,817,598
Aflac, Inc.
3.60% due 04/01/30	3,350,000	3,742,458
MetLife, Inc.
3.85% [4,5]	3,520,000	3,691,600
KKR Group Finance Company VI LLC
3.75% due 07/01/29[3]	3,230,000	3,584,086
First American Financial Corp.
4.00% due 05/15/30	3,180,000	3,510,677
Brookfield Finance, Inc.
3.50% due 03/30/51	2,550,000	2,657,620
4.70% due 09/20/47	650,000	785,334
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[3]	3,150,000	3,177,562
Arch Capital Group Ltd.
3.64% due 06/30/50	2,900,000	3,154,983
Alleghany Corp.
3.63% due 05/15/30	2,850,000	3,122,754
UBS Group AG
2.10% due 02/11/32[3,4]	2,950,000	2,866,843
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[3]	2,660,000	2,799,032
Belrose Funding Trust
2.33% due 08/15/30[3]	2,780,000	2,739,275
Jefferies Group LLC
2.75% due 10/15/32	2,720,000	2,721,929
Everest Reinsurance Holdings, Inc.
3.50% due 10/15/50	2,560,000	2,716,399
Equitable Holdings, Inc.
7.00% due 04/01/28	2,050,000	2,610,495
Sumitomo Life Insurance Co.
3.38% due 04/15/81[3,4]	2,500,000	2,595,325

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~	Value
Visa, Inc.
2.00% due 08/15/50	3,000,000	$2,578,745
Massachusetts Mutual Life Insurance Co.
3.38% due 04/15/50[3]	2,450,000	2,559,347
Societe Generale S.A.
2.89% due 06/09/32[3,4]	2,500,000	2,511,221
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3]	2,450,000	2,486,750
Goldman Sachs Group, Inc.
3.50% due 04/01/25	2,250,000	2,418,213
Assured Guaranty US Holdings, Inc.
3.15% due 06/15/31	1,450,000	1,518,766
3.60% due 09/15/51	800,000	811,279
Assurant, Inc.
2.65% due 01/15/32	2,300,000	2,276,954
FS KKR Capital Corp.
2.63% due 01/15/27	2,150,000	2,154,227
Safehold Operating Partnership, LP
2.80% due 06/15/31	2,150,000	2,153,446
Americo Life, Inc.
3.45% due 04/15/31[3]	2,060,000	2,072,473
HS Wildcat LLC
3.83% due 12/31/50†††	2,000,000	1,997,060
Macquarie Group Ltd.
2.69% due 06/23/32[3,4]	2,000,000	1,994,660
QBE Insurance Group Ltd.
5.88% [3,4,5]	1,750,000	1,951,250
Lincoln National Corp.
4.38% due 06/15/50	1,580,000	1,909,520
Manulife Financial Corp.
2.48% due 05/19/27	1,800,000	1,882,110
Fifth Third Bancorp
2.55% due 05/05/27	1,750,000	1,838,692
Global Atlantic Finance Co.
3.13% due 06/15/31[3]	1,800,000	1,823,093
Dyal Capital Partners III
4.40% due 06/15/40†††	1,750,000	1,804,635
AmFam Holdings, Inc.
2.81% due 03/11/31[3]	1,750,000	1,790,871
Australia & New Zealand Banking Group Ltd.
2.57% due 11/25/35[3,4]	1,800,000	1,745,684
Kemper Corp.
2.40% due 09/30/30	1,510,000	1,493,487
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[3]	1,349,000	1,463,665
Raymond James Financial, Inc.
3.75% due 04/01/51	1,300,000	1,443,687
Prudential Financial, Inc.
3.70% due 10/01/50[4]	1,160,000	1,207,694
Bank of New York Mellon Corp.
4.70% [4,5]	1,060,000	1,163,350
Camden Property Trust
2.80% due 05/15/30	1,100,000	1,159,432
Central Storage Safety Project Trust
4.82% due 02/01/38[6]	970,560	1,093,342
Westpac Banking Corp.
2.96% due 11/16/40	1,100,000	1,086,965
Kuvare US Holdings, Inc.
7.00% due 02/17/51[3,4]	1,000,000	1,078,439
Sumitomo Mitsui Financial Group, Inc.
2.22% due 09/17/31	1,050,000	1,032,096
Weyerhaeuser Co.
4.00% due 04/15/30	911,000	1,028,046
Depository Trust & Clearing Corp.
3.38% [3,4,5]	1,000,000	1,019,700
Penn Mutual Life Insurance Co.
3.80% due 04/29/61[3]	950,000	985,459
W R Berkley Corp.
4.00% due 05/12/50	850,000	976,662
Apollo Management Holdings, LP
2.65% due 06/05/30[3]	930,000	938,158
Western & Southern Life Insurance Co.
3.75% due 04/28/61[3]	850,000	914,490
Nasdaq, Inc.
3.25% due 04/28/50	850,000	854,327
CNO Financial Group, Inc.
5.25% due 05/30/29	700,000	820,267
Brown & Brown, Inc.
2.38% due 03/15/31	800,000	796,599
Protective Life Corp.
3.40% due 01/15/30[3]	740,000	785,996
Aviation Capital Group LLC
2.88% due 01/20/22[3]	700,000	703,658
New York Life Insurance Co.
3.75% due 05/15/50[3]	600,000	670,630
Brookfield Finance LLC
3.45% due 04/15/50	470,000	483,599
Hanover Insurance Group, Inc.
2.50% due 09/01/30	480,000	481,381
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[3]	400,000	454,331
KKR Group Finance Company III LLC
5.13% due 06/01/44[3]	100,000	128,998
Total Financial		333,014,357

Consumer, Non-cyclical - 4.8%
Altria Group, Inc.
3.70% due 02/04/51	4,650,000	4,392,006
3.40% due 05/06/30	3,110,000	3,287,660
2.35% due 05/06/25	1,180,000	1,223,069
4.45% due 05/06/50	390,000	408,922
CoStar Group, Inc.
2.80% due 07/15/30[3]	5,810,000	5,902,990
Quanta Services, Inc.
2.90% due 10/01/30	4,175,000	4,314,111
BAT Capital Corp.
3.98% due 09/25/50	2,800,000	2,708,158
4.70% due 04/02/27	1,410,000	1,592,090
Zimmer Biomet Holdings, Inc.
3.55% due 03/20/30	3,850,000	4,206,742

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~	Value
Sysco Corp.
5.95% due 04/01/30	3,176,000	$4,036,059
Royalty Pharma plc
3.55% due 09/02/50	2,690,000	2,636,037
2.20% due 09/02/30	1,410,000	1,376,821
Smithfield Foods, Inc.
2.63% due 09/13/31[3]	2,400,000	2,330,380
3.00% due 10/15/30[3]	970,000	975,310
Alcon Finance Corp.
2.60% due 05/27/30[3]	2,833,000	2,889,720
BECLE, S.A.B. DE C.V
2.50% due 10/14/31	2,700,000	2,672,352
Kraft Heinz Foods Co.
5.50% due 06/01/50	1,250,000	1,645,603
7.13% due 08/01/39[3]	650,000	981,163
California Institute of Technology
3.65% due 09/01/19	2,000,000	2,252,921
Triton Container International Ltd.
3.15% due 06/15/31[3]	2,100,000	2,117,296
Yale-New Haven Health Services Corp.
2.50% due 07/01/50	2,250,000	2,080,116
Emory University
2.97% due 09/01/50	2,000,000	2,073,518
Global Payments, Inc.
2.90% due 05/15/30	1,620,000	1,669,763
Health Care Service Corporation A Mutual Legal Reserve Co.
3.20% due 06/01/50[3]	1,480,000	1,518,041
Anheuser-Busch InBev Worldwide, Inc.
6.63% due 08/15/33	1,100,000	1,513,871
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[3]	1,500,000	1,495,050
Johnson & Johnson
2.45% due 09/01/60	1,500,000	1,394,559
Universal Health Services, Inc.
2.65% due 10/15/30[3]	1,320,000	1,325,993
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[3]	1,300,000	1,301,086
Cheplapharm Arzneimittel GmbH
4.38% due 01/15/28	EUR 1,000,000	1,203,290
Wisconsin Alumni Research Foundation
3.56% due 10/01/49	1,000,000	1,094,423
OhioHealth Corp.
3.04% due 11/15/50	1,000,000	1,029,767
Johns Hopkins University
2.81% due 01/01/60	1,000,000	1,014,499
Memorial Sloan-Kettering Cancer Center
2.96% due 01/01/50	1,000,000	1,010,040
California Endowment
2.50% due 04/01/51	1,000,000	960,057
Children’s Hospital Corp.
2.59% due 02/01/50	1,000,000	951,353
Children’s Health System of Texas
2.51% due 08/15/50	1,000,000	927,609
Duke University
2.83% due 10/01/55	897,000	915,401
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[3]	925,000	889,387
Bimbo Bakeries USA, Inc.
4.00% due 05/17/51[3]	800,000	864,686
GXO Logistics, Inc.
2.65% due 07/15/31[3]	850,000	844,169
Moody’s Corp.
3.25% due 05/20/50	700,000	715,087
Total Consumer, Non-cyclical		78,741,175

Industrial - 4.7%
Boeing Co.
5.15% due 05/01/30	8,000,000	9,369,598
5.71% due 05/01/40	4,380,000	5,578,806
5.81% due 05/01/50	3,440,000	4,569,113
5.04% due 05/01/27	2,150,000	2,472,031
3.63% due 02/01/31	1,450,000	1,551,574
2.20% due 02/04/26	1,000,000	1,008,688
Textron, Inc.
2.45% due 03/15/31	3,600,000	3,603,152
3.00% due 06/01/30	1,355,000	1,422,354
FLNG Liquefaction 3 LLC
3.08% due 06/30/39†††	4,503,590	4,491,115
National Basketball Association
2.51% due 12/16/24†††	4,000,000	4,120,800
Berry Global, Inc.
1.57% due 01/15/26[3]	4,100,000	4,098,934
SYNNEX Corp.
2.65% due 08/09/31[3]	2,550,000	2,490,994
2.38% due 08/09/28[3]	1,600,000	1,582,836
Howmet Aerospace, Inc.
3.00% due 01/15/29	3,800,000	3,823,750
Vontier Corp.
2.95% due 04/01/31[3]	3,450,000	3,428,299
Cellnex Finance Company S.A.
3.88% due 07/07/41[3]	3,100,000	3,044,851
Flowserve Corp.
3.50% due 10/01/30	1,810,000	1,888,008
2.80% due 01/15/32	1,150,000	1,136,639
Acuity Brands Lighting, Inc.
2.15% due 12/15/30	3,000,000	2,924,947
Snap-on, Inc.
3.10% due 05/01/50	2,547,000	2,663,655
Owens Corning
3.88% due 06/01/30	2,380,000	2,621,300
IP Lending II Ltd.
3.65% due 07/15/25†††,3	2,450,000	2,441,008
GATX Corp.
4.00% due 06/30/30	2,110,000	2,351,787
CNH Industrial Capital LLC
1.88% due 01/15/26	1,880,000	1,904,571
Ryder System, Inc.
3.35% due 09/01/25	1,470,000	1,583,669
Amcor Flexibles North America, Inc.
2.63% due 06/19/30	1,230,000	1,254,580

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~	Value
Norfolk Southern Corp.
4.10% due 05/15/21	600,000	$671,616
Oshkosh Corp.
3.10% due 03/01/30	240,000	252,007
Sonoco Products Co.
5.75% due 11/01/40	150,000	202,216
Total Industrial		78,552,898

Consumer, Cyclical - 4.7%
Marriott International, Inc.
3.50% due 10/15/32	3,300,000	3,501,688
4.63% due 06/15/30	2,830,000	3,229,991
2.85% due 04/15/31	2,320,000	2,347,008
5.75% due 05/01/25	1,900,000	2,172,116
2.75% due 10/15/33	1,000,000	976,784
Delta Air Lines, Inc.
7.00% due 05/01/25[3]	8,800,000	10,262,457
Hyatt Hotels Corp.
5.38% due 04/23/25	3,950,000	4,410,504
5.75% due 04/23/30	3,010,000	3,609,909
Choice Hotels International, Inc.
3.70% due 01/15/31	7,340,000	7,914,795
Whirlpool Corp.
4.60% due 05/15/50	6,145,000	7,531,515
Smithsonian Institution
2.70% due 09/01/44	4,000,000	3,941,101
Alt-2 Structured Trust
2.95% due 05/14/31†††	3,913,660	3,883,056
VF Corp.
2.95% due 04/23/30	3,306,000	3,476,428
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[3]	3,150,000	3,370,360
British Airways Class A Pass Through Trust
4.25% due 11/15/32[3]	2,267,813	2,443,460
2.90% due 03/15/35[3]	850,000	853,323
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[3]	2,550,000	2,772,226
Steelcase, Inc.
5.13% due 01/18/29	2,224,000	2,556,427
BorgWarner, Inc.
2.65% due 07/01/27	2,310,000	2,433,403
Ferguson Finance plc
3.25% due 06/02/30[3]	1,772,000	1,891,385
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	1,541,000	1,700,864
Northern Group Housing LLC
6.80% due 08/15/53[3]	1,100,000	1,595,390
American Airlines Class AA Pass Through Trust
3.20% due 06/15/28	787,000	791,671
Lowe’s Companies, Inc.
1.70% due 09/15/28	450,000	445,622
JB Poindexter & Company, Inc.
7.13% due 04/15/26[3]	200,000	210,500
Total Consumer, Cyclical		78,321,983

Communications - 2.7%
ViacomCBS, Inc.
4.95% due 01/15/31	4,478,000	5,343,734
4.95% due 05/19/50	2,490,000	3,110,376
4.75% due 05/15/25	2,260,000	2,529,327
2.90% due 01/15/27	450,000	477,800
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	4,525,000	4,529,986
3.90% due 06/01/52	3,350,000	3,322,257
2.25% due 01/15/29	2,400,000	2,395,889
T-Mobile USA, Inc.
3.88% due 04/15/30	4,750,000	5,253,072
Level 3 Financing, Inc.
4.25% due 07/01/28[3]	2,175,000	2,191,813
3.88% due 11/15/29[3]	1,150,000	1,229,695
AT&T, Inc.
2.75% due 06/01/31	3,200,000	3,278,349
Vodafone Group plc
4.13% due 06/04/81[4]	2,550,000	2,581,977
Virgin Media Secured Finance plc
4.50% due 08/15/30[3]	2,350,000	2,388,188
Walt Disney Co.
3.80% due 05/13/60	2,000,000	2,304,175
Amazon.com, Inc.
2.70% due 06/03/60	1,610,000	1,509,835
VeriSign, Inc.
2.70% due 06/15/31	1,200,000	1,219,608
CSC Holdings LLC
4.13% due 12/01/30[3]	600,000	588,750
Fox Corp.
3.05% due 04/07/25	450,000	478,788
Altice France S.A.
5.13% due 01/15/29[3]	250,000	245,000
British Telecommunications plc
9.63% due 12/15/30	150,000	229,359
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	210,100
Total Communications		45,418,078

Energy - 2.4%
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[3]	6,250,000	6,300,590
2.94% due 09/30/40[3]	4,000,000	3,991,659
BP Capital Markets plc
4.88%[4,5]	7,530,000	8,277,429
Sabine Pass Liquefaction LLC
4.50% due 05/15/30	4,190,000	4,824,812
Qatar Petroleum
3.13% due 07/12/41[3]	2,375,000	2,373,860
3.30% due 07/12/51[3]	2,350,000	2,373,500
Magellan Midstream Partners, LP
3.95% due 03/01/50	2,000,000	2,124,972
3.25% due 06/01/30	1,500,000	1,601,783
Valero Energy Corp.
2.15% due 09/15/27	950,000	956,149

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~	Value
2.85% due 04/15/25	750,000	$789,642
4.00% due 04/01/29	500,000	549,210
Chevron USA, Inc.
2.34% due 08/12/50	1,850,000	1,662,726
Florida Gas Transmission Company LLC
2.55% due 07/01/30[3]	1,000,000	1,010,346
NuStar Logistics, LP
6.38% due 10/01/30	700,000	770,000
6.00% due 06/01/26	200,000	216,000
Midwest Connector Capital Company LLC
4.63% due 04/01/29[3]	910,000	977,337
Baker Hughes a GE Company LLC / Baker Hughes Co-Obligor, Inc.
4.49% due 05/01/30	410,000	479,162
Cheniere Corpus Christi Holdings LLC
2.74% due 12/31/39[3]	450,000	445,074
Phillips 66
3.70% due 04/06/23	250,000	261,857
Total Energy		39,986,108

Technology - 1.3%
Broadcom, Inc.
4.15% due 11/15/30	4,230,000	4,684,216
2.45% due 02/15/31[3]	3,700,000	3,584,450
NetApp, Inc.
2.70% due 06/22/30	3,507,000	3,600,210
Leidos, Inc.
2.30% due 02/15/31	2,350,000	2,296,067
3.63% due 05/15/25	600,000	646,908
4.38% due 05/15/30	200,000	226,812
Oracle Corp.
3.95% due 03/25/51	2,450,000	2,596,228
Apple, Inc.
2.55% due 08/20/60	1,550,000	1,409,507
CGI, Inc.
2.30% due 09/14/31[3]	1,300,000	1,261,470
Analog Devices, Inc.
2.95% due 04/01/25	400,000	426,549
Total Technology		20,732,417

Utilities - 1.1%
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	6,700,000	6,763,583
Jersey Central Power & Light Co.
2.75% due 03/01/32[3]	3,220,000	3,294,530
AES Corp.
3.95% due 07/15/30[3]	1,760,000	1,935,331
NRG Energy, Inc.
2.45% due 12/02/27[3]	1,750,000	1,774,577
Arizona Public Service Co.
3.35% due 05/15/50	1,300,000	1,352,316
Enel Finance International N.V.
2.88% due 07/12/41[3]	1,250,000	1,215,119
Alexander Funding Trust
1.84% due 11/15/23[3]	950,000	968,153
Total Utilities		17,303,609

Basic Materials - 1.0%
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[3]	3,600,000	3,821,958
4.20% due 05/13/50[3]	3,235,000	3,691,808
Anglo American Capital plc
5.63% due 04/01/30[3]	3,400,000	4,099,688
3.95% due 09/10/50[3]	970,000	1,034,942
2.63% due 09/10/30[3]	250,000	248,055
WR Grace Holdings LLC
4.88% due 06/15/27[3]	1,241,000	1,274,358
Yamana Gold, Inc.
2.63% due 08/15/31[3]	1,200,000	1,170,933
Reliance Steel & Aluminum Co.
2.15% due 08/15/30	810,000	791,033
Corporation Nacional del Cobre de Chile
3.75% due 01/15/31[3]	680,000	727,401
Total Basic Materials		16,860,176

Financial Institutions - 0.1%
Stadco LA, LLC
3.75% due 05/15/56†††	2,000,000	1,960,620
Total Corporate Bonds
(Cost $683,469,046)		710,891,421

ASSET-BACKED SECURITIES†† - 25.9%
Collateralized Loan Obligations - 17.2%
Octagon Investment Partners 49 Ltd.
2021-5A, 1.68% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/15/33[3,7]	8,500,000	8,490,882
2021-5A, 2.18% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 01/15/33[3,7]	7,450,000	7,452,530
Woodmont Trust
2020-7A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32[3,7]	12,000,000	12,067,506
2020-7A, 2.73% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 01/15/32[3,7]	3,750,000	3,793,922
Cerberus Loan Funding XXX, LP
2020-3A, 1.98% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33[3,7]	13,500,000	13,562,934
2020-3A, 2.63% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/15/33[3,7]	2,000,000	2,017,081
Dryden 33 Senior Loan Fund
2020-33A, 2.13% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/15/29[3,7]	8,000,000	7,983,284
2020-33A, 1.13% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/29[3,7]	4,196,027	4,195,317

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~	Value
2020-33A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/29[3,7]	3,000,000	$2,994,296
LoanCore Issuer Ltd.
2021-CRE5, 2.43% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 07/15/36[3,7]	7,500,000	7,506,650
2021-CRE4, 2.67% (30 Day Average U.S. Secured Overnight Financing Rate + 2.61%, Rate Floor: 2.50%) due 07/15/35[3,7]	4,426,000	4,434,900
2021-CRE4, 1.87% (30 Day Average U.S. Secured Overnight Financing Rate + 1.81%, Rate Floor: 1.70%) due 07/15/35[3,7]	1,000,000	1,002,007
2018-CRE1, 1.21% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[3,7]	440,733	440,579
Ares LVIII CLO Ltd.
2020-58A, 1.68% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/15/33[3,7]	7,600,000	7,578,622
2020-58A, 2.28% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 01/15/33[3,7]	3,750,000	3,751,952
Palmer Square Loan Funding Ltd.
2021-3A, 2.67% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 07/20/29[3,7]	2,000,000	2,001,522
2021-1A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/29[3,7]	2,000,000	2,000,565
2021-1A, 1.38% (3 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 04/20/29[3,7]	2,000,000	1,992,301
2018-4A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[3,7]	1,371,341	1,371,538
2018-4A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[3,7]	1,000,000	1,000,511
2021-2A, 2.53% (3 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 05/20/29[3,7]	1,000,000	999,989
2019-3A, 0.98% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[3,7]	618,009	618,062
Benefit Street Partners Clo XXII Ltd.
2020-22A, 1.68% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/20/32[3,7]	8,700,000	8,699,310
2020-22A, 2.28% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 01/20/32[3,7]	1,000,000	998,128
Dryden 36 Senior Loan Fund
2020-36A, 2.18% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 04/15/29[3,7]	8,000,000	7,999,970
AMMC CLO XIV Ltd.
2021-14A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 07/25/29[3,7]	8,000,000	7,999,595
Madison Park Funding XLVIII Ltd.
2021-48A, 2.13% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/19/33[3,7]	4,000,000	3,999,980
2021-48A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/19/33[3,7]	4,000,000	3,954,253
MF1 Multifamily Housing Mortgage Loan Trust
2021-FL6, 2.64% (1 Month USD LIBOR + 2.55%, Rate Floor: 2.55%) due 07/16/36[3,7]	4,000,000	4,045,184
2021-FL6, 1.94% (1 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 07/16/36[3,7]	3,400,000	3,404,660
Golub Capital Partners CLO 33M Ltd.
2021-33A, 1.98% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33[3,7]	6,500,000	6,499,668
ABPCI Direct Lending Fund IX LLC
2020-9A, 2.08% (3 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 11/18/31[3,7]	5,000,000	5,015,030
2020-9A, 2.73% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 11/18/31[3,7]	1,000,000	1,003,573
Golub Capital Partners CLO 16 Ltd.
2021-16A, 1.70% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33[3,7]	4,000,000	4,006,040
2021-16A, 1.89% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 07/25/33[3,7]	2,000,000	2,010,022
MidOcean Credit CLO VII
2020-7A, 1.17% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[3,7]	3,000,000	3,000,929
2020-7A, 1.73% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/15/29[3,7]	2,000,000	1,997,149
2020-7A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 07/15/29[3,7]	1,000,000	1,000,782
KREF Funding V LLC
1.84% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/25/26†††,7	5,638,506	5,581,558
0.15% due 06/25/26†††,8	21,818,182	26,837

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~	Value
Cerberus Loan Funding XXXII, LP
2021-2A, 1.75% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33[3,7]	4,250,000	$4,259,219
2021-2A, 2.98% (3 Month USD LIBOR + 2.85%, Rate Floor: 2.85%) due 04/22/33[3,7]	1,250,000	1,255,626
ABPCI Direct Lending Fund CLO II LLC
2021-1A, 1.73% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32[3,7]	5,500,000	5,493,003
Parliament Funding II Ltd.
2020-1A, 2.58% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 08/12/30[3,7]	4,000,000	4,014,903
2020-1A, 3.33% (3 Month USD LIBOR + 3.20%, Rate Floor: 3.20%) due 08/12/30[3,7]	1,000,000	1,004,383
Cerberus Loan Funding XXXI, LP
2021-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32[3,7]	4,500,000	4,500,891
THL Credit Lake Shore MM CLO I Ltd.
2021-1A, 1.83% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33[3,7]	4,250,000	4,256,715
Venture XIV CLO Ltd.
2020-14A, 1.15% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[3,7]	4,250,000	4,250,365
BXMT Ltd.
2020-FL2, 0.99% (30 Day Average U.S. Secured Overnight Financing Rate + 1.01%, Rate Floor: 0.90%) due 02/15/38[3,7]	4,250,000	4,244,661
Golub Capital Partners CLO 36M Ltd.
2018-36A, 1.42% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[3,7]	4,100,000	4,077,351
Fortress Credit Opportunities IX CLO Ltd.
2021-9A, due 10/15/33[3,7]	3,250,000	3,250,000
2017-9A, 1.68% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[3,7]	636,000	636,000
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 1.88% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33[3,7]	3,750,000	3,756,867
PFP Ltd.
2021-7, 2.50% (1 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 04/14/38[3,7]	3,749,813	3,754,597
Cerberus Loan Funding XXVI, LP
2021-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31[3,7]	3,500,000	3,499,992
Owl Rock CLO IV Ltd.
2021-4A, 1.74% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33[3,7]	3,250,000	3,253,238
Wellfleet CLO Ltd.
2020-2A, 1.19% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[3,7]	3,250,000	3,252,560
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31[3,7]	3,250,000	3,244,816
LCCM Trust
2021-FL2, 2.23% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 12/13/38[3,7]	3,100,000	3,101,291
Whitebox CLO II Ltd.
2020-2A, 1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/24/31[3,7]	2,000,000	2,004,056
2020-2A, 2.38% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 10/24/31[3,7]	1,000,000	1,000,940
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 01/20/33[3,7]	3,000,000	2,980,860
Diamond CLO Ltd.
2021-1A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/25/29[3,7]	1,500,000	1,498,878
2018-1A, 1.64% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[3,7]	1,000,000	999,005
BRSP Ltd.
2021-FL1, 2.24% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 08/19/38[3,7]	2,000,000	2,000,890
Ares LVII CLO Ltd.
2020-57A, 1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/25/31[3,7]	2,000,000	2,000,250
Cerberus Loan Funding XXXIII, LP
2021-3A, 1.98% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 07/23/33[3,7]	2,000,000	1,999,994
Avery Point VI CLO Ltd.
2021-6A, 1.92% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 08/05/27[3,7]	2,000,000	1,998,557
Apres Static CLO Ltd.
2020-1A, 1.83% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 10/15/28[3,7]	2,000,000	1,996,949

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~	Value
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A, 1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/16/33[3,7]	2,000,000	$1,987,638
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.43% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[3,7]	2,000,000	1,984,562
Magnetite Xxix Ltd.
2021-29A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 01/15/34[3,7]	2,000,000	1,975,930
Canyon Capital CLO Ltd.
2018-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/30/31[3,7]	1,900,000	1,881,829
Denali Capital CLO XI Ltd.
2018-1A, 1.26% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[3,7]	1,792,798	1,792,814
GPMT Ltd.
2019-FL2, 1.38% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[3,7]	1,576,790	1,575,945
Shackleton CLO Ltd.
2018-6RA, 1.15% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[3,7]	1,512,481	1,511,765
OCP CLO Ltd.
2020-4A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/24/29[3,7]	1,500,000	1,500,087
Allegro CLO IX Ltd.
2018-3A, 1.29% (3 Month USD LIBOR + 1.17%, Rate Floor: 1.17%) due 10/16/31[3,7]	1,500,000	1,500,022
Marathon CLO V Ltd.
2017-5A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[3,7]	1,000,000	999,048
2017-5A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[3,7]	499,860	499,524
Golub Capital Partners CLO 54M L.P
2021-54A, 1.97% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 08/05/33[3,7]	1,500,000	1,495,521
STWD Ltd.
2019-FL1, 2.43% (30 Day Average U.S. Secured Overnight Financing Rate + 2.46%, Rate Floor: 2.35%) due 07/15/38[3,7]	1,459,000	1,459,834
Voya CLO Ltd.
2020-1A, 1.19% (3 Month USD LIBOR + 1.06%, Rate Floor: 1.06%) due 04/15/31[3,7]	1,250,000	1,249,622
KREF
2021-FL2, 2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/15/39[3,7]	1,000,000	1,000,438
Owl Rock CLO I Ltd.
2019-1A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 05/20/31[3,7]	1,000,000	1,000,317
Owl Rock CLO II Ltd.
2021-2A, 1.68% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 04/20/33[3,7]	1,000,000	997,720
Northwoods Capital XII-B Ltd.
2018-12BA, 1.97% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 06/15/31[3,7]	1,000,000	989,936
NewStar Fairfield Fund CLO Ltd.
2018-2A, 1.40% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[3,7]	989,329	981,436
Newfleet CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[3,7]	930,622	930,044
KVK CLO Ltd.
2018-1A, 1.06% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[3,7]	514,823	514,421
2017-1A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[3,7]	338,075	338,076
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[3,9]	1,000,000	846,924
ACRE Commercial Mortgage Ltd.
2021-FL4, 2.69% (1 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 12/18/37[3,7]	773,000	772,999
610 Funding CLO 3 Ltd.
2018-3A, 1.38% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[3,7]	753,183	753,214
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[3,7]	750,000	750,103
Wind River CLO Ltd.
2017-2A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[3,7]	465,467	465,426
Treman Park CLO Ltd.
2015-1A, due 10/20/28[3,9]	500,000	408,253

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~		Value
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[3,7]		386,324	$386,280
TCP Waterman CLO Ltd.
2016-1A, 2.17% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[3,7]		165,794	165,793
Babson CLO Ltd.
2014-IA, due 07/20/25[3,9]		650,000	76,570
Mountain View CLO Ltd.
2018-1A, 0.93% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[3,7]		43,251	43,245
Copper River CLO Ltd.
2007-1A, due 01/20/21[6,9]		700,000	23,961
Total Collateralized Loan Obligations			284,945,772

Financial - 2.5%
Station Place Securitization Trust
2020-16, 1.08% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/22/21†††,3,7		11,500,000	11,500,000
2021-3, 0.98% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/22†††,3,7		7,000,000	7,000,000
2021-SP1, 1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/17/22†††,3,7		2,000,000	2,000,000
2021-WL1, 2.59% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/26/54†††,3,7		1,400,000	1,400,000
2021-WL1, 1.14% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 01/26/54†††,3,7		1,000,000	1,000,000
2021-WL1, 0.94% (1 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/26/54†††,3,7		1,000,000	1,000,000
2021-WL1, 1.34% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/26/54†††,3,7		1,000,000	1,000,000
2021-WL2, 2.09% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 03/25/54†††,3,7		250,000	250,000
2021-WL2, 1.34% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 03/25/54†††,3,7		150,000	150,000
Strategic Partners Fund VIII LP
3.09% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/10/25†††,7		3,500,000	3,500,315
2.59% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/10/25†††,7		1,300,000	1,300,026
HarbourVest Structured Solutions IV Holdings, LP
due 09/15/26		2,900,000	3,058,480
Madison Avenue Secured Funding Trust Series
2020-1, 1.71% (1 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 12/13/21†††,3,7		3,000,000	3,000,000
Aesf Vi Verdi, LP
2.15% (3 Month EURIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24†††,7	EUR	2,163,556	2,505,134
KKR Core Holding Company LLC
4.00% due 07/15/31†††		1,050,000	1,035,825
Nassau LLC
2019-1, 3.98% due 08/15/34[3]		1,017,433	1,028,243
Total Financial			40,728,023

Whole Business - 1.9%
Domino’s Pizza Master Issuer LLC
2017-1A, 4.12% due 07/25/47[3]		6,755,000	7,249,750
2021-1A, 3.15% due 04/25/51[3]		997,500	1,051,371
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[3]		6,682,500	6,927,547
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[3]		3,590,625	3,845,326
2021-1A, 2.29% due 08/25/51[3]		1,500,000	1,493,104
ServiceMaster Funding LLC
2020-1, 2.84% due 01/30/51[3]		3,980,000	4,049,097
DB Master Finance LLC
2019-1A, 4.35% due 05/20/49[3]		3,675,000	3,991,462
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[3]		1,995,000	2,003,195
Wendy’s Funding LLC
2019-1A, 3.78% due 06/15/49[3]		1,365,180	1,442,661
Total Whole Business			32,053,513

Transport-Aircraft - 1.4%
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[3]		5,235,845	5,407,995
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[3]		3,358,511	3,262,129
MACH 1 Cayman Ltd.
2019-1, 3.47% due 10/15/39[3]		2,426,840	2,421,190
AASET Trust
2020-1A, 3.35% due 01/16/40[3]		1,821,563	1,800,560
2017-1A, 3.97% due 05/16/42[3]		354,809	325,341
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[3]		1,989,679	1,972,832
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[3]		1,606,106	1,592,166
2017-1, 4.58% due 02/15/42[3]		322,581	321,397
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[3]		1,710,156	1,724,394
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[3]		1,652,932	1,632,073
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[3]		1,217,756	1,214,415

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~	Value
WAVE LLC
2019-1, 3.60% due 09/15/44[3]	898,173	$894,501
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[3]	760,152	645,445
Raspro Trust
2005-1A, 1.06% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[3,7]	282,622	282,622
Total Transport-Aircraft		23,497,060

Net Lease - 1.3%
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[3]	2,244,844	2,409,301
2020-1A, 4.95% due 02/15/50[3]	1,500,000	1,560,285
CMFT Net Lease Master Issuer LLC
2021-1, 3.44% due 07/20/51[3]	3,570,000	3,563,239
2021-1, 2.57% due 07/20/51[3]	398,590	397,162
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[3]	2,628,063	2,760,368
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[3]	2,712,265	2,718,964
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 2.26% due 11/20/50[3]	2,500,000	2,475,692
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[3]	1,247,135	1,283,001
2021-1A, 2.76% due 08/15/51[3]	1,000,000	995,996
CF Hippolyta LLC
2020-1, 2.60% due 07/15/60[3]	870,038	876,633
2020-1, 2.28% due 07/15/60[3]	711,591	721,812
STORE Master Funding LLC
2014-1A, 5.00% due 04/20/44[3]	1,445,000	1,495,175
Total Net Lease		21,257,628

Collateralized Debt Obligations - 1.0%
Anchorage Credit Funding 4 Ltd.
2021-4A, 2.72% due 04/27/39[3]	7,250,000	7,251,022
2021-4A, 3.12% due 04/27/39[3]	2,000,000	1,999,093
Anchorage Credit Funding Ltd.
2021-13A, 2.88% due 07/27/39[3]	2,500,000	2,500,468
2021-13A, 3.15% due 07/27/39[3]	2,000,000	1,998,491
Anchorage Credit Funding 3 Ltd.
2021-3A, 2.87% due 01/28/39[3]	3,750,000	3,750,118
Total Collateralized Debt Obligations		17,499,192

Transport-Container - 0.4%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[3]	4,127,316	4,182,302
CAL Funding IV Ltd.
2020-1A, 2.22% due 09/25/45[3]	1,830,000	1,844,414
Total Transport-Container		6,026,716

Insurance - 0.1%
JGWPT XXV LLC
2012-1A, 4.21% due 02/16/65[3]	1,292,380	1,456,274
Diversified Payment Rights - 0.1%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	1,000,000	1,062,210
Total Asset-Backed Securities
(Cost $427,021,712)		428,526,388

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 13.9%
Government Agency - 8.6%
Fannie Mae
2.81% due 05/01/51	8,250,000	8,715,075
2.17% due 03/01/51	8,347,000	8,038,814
2.24% due 01/01/51	5,918,985	5,726,867
2.00% due 09/01/50	5,055,730	4,799,541
2.36% due 08/01/50	4,500,000	4,466,570
2.78% due 05/01/51	2,737,253	2,909,785
2.20% due 11/01/27	2,567,095	2,676,905
2.59% due 06/01/51	2,489,505	2,578,736
4.17% due 02/01/49	2,000,000	2,383,715
3.09% due 10/01/29	2,000,000	2,189,590
2.81% due 09/01/39	2,000,000	2,077,653
2.32% due 02/01/51	2,080,131	2,038,785
2.40% due 03/01/40	2,000,000	1,975,091
2.11% due 10/01/50	1,868,438	1,793,918
2.27% due 02/01/51	1,733,192	1,698,634
2.06% due 09/01/36	1,600,000	1,553,769
2.39% due 02/01/51	1,443,006	1,458,272
1.88% due 01/01/36	1,310,000	1,268,258
3.74% due 02/01/30	1,000,000	1,144,923
3.83% due 05/01/49	1,000,000	1,140,341
3.61% due 04/01/39	1,000,000	1,133,602
4.24% due 08/01/48	1,000,000	1,125,965
4.27% due 12/01/33	958,437	1,117,900
3.46% due 08/01/49	967,101	1,081,339
2.99% due 01/01/40	1,000,000	1,064,118
2.79% due 01/01/32	973,550	1,043,174
3.11% due 04/01/30	939,213	1,032,328
2.69% due 10/01/34	964,223	1,024,428
2.68% due 04/01/50	973,349	1,020,336
2013-124, due 12/25/43[10]	1,126,814	1,018,340
2.10% due 07/01/50	978,232	938,910
1.76% due 08/01/40	1,000,000	925,791
4.07% due 05/01/49	774,648	895,569
4.37% due 10/01/48	722,110	857,263
4.25% due 05/01/48	638,114	676,652
3.94% due 10/01/36	335,006	387,578
Uniform MBS 30 Year
due 11/10/21[15]	50,300,000	51,734,355
Freddie Mac Seasoned Credit Risk Transfer Trust
2020-3, 2.00% due 05/25/60	4,127,420	4,143,110
2020-2, 2.00% due 11/25/59	1,614,796	1,627,680
Fannie Mae-Aces
2020-M23, 1.58% (WAC) due 03/25/35[7,8]	25,286,063	3,208,784
Federal National Mortgage Association
3.65% due 03/01/33	1,200,000	1,208,760
2.27% due 10/01/41	1,000,000	993,710

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~	Value
Freddie Mac
1.98% due 05/01/50	1,382,983	$1,295,665
2018-4762, 4.00% due 01/15/46	852,585	867,033
FARM Mortgage Trust
2021-1, due 01/25/51[3,7]	1,000,000	1,000,620
Total Government Agency		142,058,252

Commercial Mortgage Backed Securities - 2.9%
GS Mortgage Securities Trust
2020-GSA2, 2.34% due 12/12/53	8,000,000	7,884,938
2020-GC45, 0.79% (WAC) due 02/13/53[7,8]	18,962,034	871,495
2019-GC42, 0.93% (WAC) due 09/01/52[7,8]	14,924,906	806,670
DBGS Mortgage Trust
2018-C1, 4.78% (WAC) due 10/15/51[7]	7,000,000	7,976,159
CD Mortgage Trust
2017-CD4, 3.95% (WAC) due 05/10/50[7]	4,750,000	5,152,523
2016-CD1, 1.53% (WAC) due 08/10/49[7,8]	2,271,438	122,625
KKR Industrial Portfolio Trust
2021-KDIP, 1.33% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 12/15/37[3,7]	4,600,000	4,594,467
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP3, 3.60% (WAC) due 08/15/49[7]	4,000,000	4,054,090
BX Commercial Mortgage Trust
2021-VOLT, 2.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/15/36[3,7]	3,450,000	3,454,321
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.35% (WAC) due 02/10/37[3,7]	1,000,000	1,025,314
2020-DUNE, 1.43% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 12/15/36[3,7]	1,000,000	1,001,446
Life Mortgage Trust
2021-BMR, 1.48% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 03/15/38[3,7]	2,000,000	2,003,804
BENCHMARK Mortgage Trust
2019-B14, 0.91% (WAC) due 12/15/62[7,8]	19,863,009	911,726
2018-B6, 0.57% (WAC) due 10/10/51[7,8]	29,539,841	647,330
COMM Mortgage Trust
2015-CR24, 0.90% (WAC) due 08/10/48[7,8]	43,961,089	1,119,667
2015-CR26, 1.08% (WAC) due 10/10/48[7,8]	8,997,963	280,272
Citigroup Commercial Mortgage Trust
2019-GC43, 0.75% (WAC) due 11/10/52[7,8]	19,939,256	865,619
2016-GC37, 1.85% (WAC) due 04/10/49[7,8]	3,234,452	201,414
2016-C2, 1.89% (WAC) due 08/10/49[7,8]	2,399,090	165,093
2016-P5, 1.60% (WAC) due 10/10/49[7,8]	1,784,051	97,503
Extended Stay America Trust
2021-ESH, 2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/15/38[3,7]	1,094,307	1,107,872
CSAIL Commercial Mortgage Trust
2019-C15, 1.21% (WAC) due 03/15/52[7,8]	12,414,398	739,032
SG Commercial Mortgage Securities Trust
2016-C5, 2.07% (WAC) due 10/10/48[7,8]	9,073,402	564,161
UBS Commercial Mortgage Trust
2017-C2, 1.20% (WAC) due 08/15/50[7,8]	10,300,732	485,454
JPMDB Commercial Mortgage Securities Trust
2016-C2, 1.71% (WAC) due 06/15/49[7,8]	7,141,676	377,935
Morgan Stanley Capital I Trust
2016-UB11, 1.63% (WAC) due 08/15/49[7,8]	6,738,671	372,630
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.59% (WAC) due 01/15/59[7,8]	3,782,005	190,225
2016-C37, 1.07% (WAC) due 12/15/49[7,8]	3,193,705	98,042
CFCRE Commercial Mortgage Trust
2016-C3, 1.15% (WAC) due 01/10/48[7,8]	5,615,900	210,448
Total Commercial Mortgage Backed Securities		47,382,275

Residential Mortgage Backed Securities - 1.4%
Mill City Mortgage Loan Trust
2021-NMR1, 2.50% (WAC) due 11/25/60[3,7]	4,800,000	4,796,773
COLT Mortgage Loan Trust
2021-2, 2.38% (WAC) due 08/25/66[3,7]	4,000,000	3,977,783
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[3,7]	904,647	940,266
2019-6A, 3.50% (WAC) due 09/25/59[3,7]	662,890	697,237
2018-1A, 4.00% (WAC) due 12/25/57[3,7]	461,267	492,212
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[3,7]	1,374,495	1,425,912
2020-NQM1, 1.72% due 05/25/65[3,11]	507,430	509,055
Starwood Mortgage Residential Trust
2020-1, 2.41% (WAC) due 02/25/50[3,7]	924,890	932,329
2020-1, 2.56% (WAC) due 02/25/50[3,7]	924,890	931,301
Verus Securitization Trust
2019-4, 2.85% due 11/25/59[3,11]	1,540,170	1,562,585
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[3]	1,250,000	1,259,723
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[8]	7,209,844	1,171,768

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~	Value
BRAVO Residential Funding Trust
2021-HE1, 1.55% (30 Day Average U.S. Secured Overnight Financing Rate + 1.50%, Rate Floor: 0.00%) due 01/25/70[3,7]	1,000,000	$998,805
Angel Oak Mortgage Trust
2020-1, 2.77% (WAC) due 12/25/59[3,7]	895,718	899,160
Securitized Asset Backed Receivables LLC Trust
2006-HE2, 0.39% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 07/25/36[7]	1,563,577	887,454
MFRA Trust
2021-INV1, 2.29% (WAC) due 01/25/56[3,7]	700,000	675,610
Residential Mortgage Loan Trust
2020-1, 2.68% (WAC) due 02/25/24[3,7]	486,195	488,921
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.79% (WAC) due 09/27/60[3,7]	472,299	470,941
RALI Series Trust
2006-QO2, 0.53% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 02/25/46[7]	1,566,283	453,670
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 0.93% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[7]	297,078	258,613
MASTR Adjustable Rate Mortgages Trust
2003-5, 1.52% (WAC) due 11/25/33[7]	265,386	253,385
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	60,661	61,690
Total Residential Mortgage Backed Securities		24,145,193

Military Housing - 0.9%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 3.48% (WAC) due 11/25/55[3,7]	7,056,906	8,355,148
2015-R1, 4.11% (WAC) due 11/25/52[3,7]	2,902,123	3,289,971
2015-R1, 0.52% (WAC) due 11/25/55[3,7,8]	10,328,320	686,222
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51[3]	2,293,606	2,456,964
2007-ROBS, 6.06% due 10/10/52[3]	461,553	504,837
2007-AETC, 5.75% due 02/10/52[3]	272,270	297,144
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[3]	1,451,593	1,680,891
Total Military Housing		17,271,177

Total Collateralized Mortgage Obligations
(Cost $231,402,560)		230,856,897

U.S. GOVERNMENT SECURITIES†† - 8.0%
U.S. Treasury Notes
1.25% due 08/15/31[12]	115,000,000	112,071,094
0.75% due 03/31/26	6,000,000	5,955,469
U.S. Treasury Bonds
2.00% due 08/15/51	15,000,000	14,742,187
Total U.S. Government Securities
(Cost $135,454,245)		132,768,750

SENIOR FLOATING RATE INTERESTS††,7 - 3.9%
Industrial - 1.2%
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	8,450,000	8,972,886
Standard Industries, Inc.
due 09/22/28	4,000,000	4,002,160
SkyMiles IP Ltd.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	1,700,000	1,806,998
Berry Global, Inc.
1.86% (2 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/01/26	1,429,766	1,420,830
Air Canada
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	1,350,000	1,354,495
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	1,039,258	1,034,717
Service Logic Acquisition, Inc.
4.75% (2 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27	702,398	703,719
Diversitech Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/02/24	493,985	493,678
Total Industrial		19,789,483

Consumer, Cyclical - 0.8%
Murphy Oil USA, Inc.
2.25% (1 Month USD LIBOR + 1.75%, Rate Floor: 2.25%) due 01/31/28	7,980,000	7,980,000
Amaya Holdings BV
2.50% (3 Month EURIBOR + 2.50%, Rate Floor: 2.50%) due 07/21/26	EUR 4,000,000	4,629,889
Stars Group (Amaya)
2.38% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/21/26	1,000,000	996,250

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~	Value
Hilton Worldwide Finance LLC
1.84% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/22/26	383,663	$380,279
Total Consumer, Cyclical		13,986,418

Consumer, Non-cyclical - 0.6%
Catalent Pharma Solutions, Inc.
due 02/22/28	4,200,000	4,198,950
Packaging Coordinators Midco, Inc.
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 11/30/27	2,238,750	2,240,160
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	1,311,591	1,316,509
HCRX Investments HoldCo, LP
due 07/15/28	1,250,000	1,245,313
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	1,016,018	1,016,018
Elanco Animal Health, Inc.
1.84% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	387,360	382,378
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27†††	181,818	182,500
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27†††	128,880	128,880
Total Consumer, Non-cyclical		10,710,708

Technology - 0.6%
Datix Bidco Ltd.
4.50% (3 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 04/28/25	GBP 2,900,000	3,829,776
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24	3,672,250	3,674,086
Valkyr Purchaser, LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 11/05/27	1,596,000	1,590,685
Total Technology		9,094,547

Basic Materials - 0.3%
Univar Netherlands Holding BV
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 06/03/28	4,214,438	4,203,901

Utilities - 0.2%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	3,076,692	3,086,322

Financial - 0.1%
Nexus Buyer LLC
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	893,199	892,877
Cross Financial Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 09/15/27	796,005	797,661
Alliant Holdings Intermediate LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	494,898	491,186
Total Financial		2,181,724

Energy - 0.1%
Venture Global Calcasieu Pass LLC
2.46% (1 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††	795,103	751,372
DT Midstream, Inc.
2.50% (6 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 06/26/28	500,000	499,610
Total Energy		1,250,982

Communications - 0.0%
Radiate Holdco LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 09/25/26	148,875	148,661
Total Senior Floating Rate Interests
(Cost $64,175,510)		64,452,746

FEDERAL AGENCY BONDS†† - 3.3%
Fannie Mae Principal Strips
due 07/15/37[10,13]	13,000,000	9,158,162
due 08/06/38[13]	250,000	171,173
Freddie Mac Principal Strips
due 07/15/32[13]	10,550,000	8,633,213
Federal Farm Credit Bank
3.51% due 06/11/40	3,300,000	3,929,350
2.43% due 01/29/37	3,000,000	3,151,662
2.70% due 01/30/45	1,053,000	1,103,187
2.88% due 10/01/40	350,000	382,870
Tennessee Valley Authority Principal Strips
due 01/15/48[10,13]	9,700,000	4,766,541
due 01/15/38[13]	4,000,000	2,694,156
due 12/15/42[10,13]	1,600,000	917,251
Tennessee Valley Authority Principal
due 06/15/38[10,13]	9,400,000	6,246,939
due 06/15/35[10,13]	1,583,000	1,158,481

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Face Amount~	Value
Tennessee Valley Authority
4.25% due 09/15/65	2,450,000	$3,447,111
5.38% due 04/01/56	600,000	973,703
United States International Development Finance Corp.
1.63% due 11/20/37	4,000,000	3,973,742
Freddie Mac
due 01/02/34[13]	1,850,000	1,451,950
due 09/15/36[13]	300,000	215,924
U.S. International Development Finance Corp.
due 01/17/26[13]	800,000	879,717
1.79% due 10/15/29	556,769	573,182
Tennessee Valley Authority Generic
due 01/15/28[13]	150,000	136,911
Total Federal Agency Bonds
(Cost $50,241,213)		53,965,225

MUNICIPAL BONDS†† - 1.3%
Texas - 0.4%
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.29% due 09/01/40	2,100,000	2,171,473
2.78% due 09/01/34	700,000	716,166
2.69% due 09/01/33	500,000	510,639
2.57% due 09/01/32	475,000	483,035
2.41% due 09/01/31	450,000	454,095
2.08% due 09/01/28	300,000	301,839
Grand Parkway Transportation Corp. Revenue Bonds
3.31% due 10/01/49	1,500,000	1,527,167
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50	1,000,000	1,002,459
Total Texas		7,166,873

California - 0.3%
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/44[13]	2,000,000	920,110
due 08/01/41[13]	1,540,000	807,375
due 08/01/46[13]	750,000	316,481
California Statewide Communities Development Authority Revenue Bonds
2.68% due 02/01/39	1,200,000	1,205,246
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/39[13]	1,410,000	767,458
Cypress School District General Obligation Unlimited
due 08/01/48[13]	1,000,000	406,424
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/39[13]	500,000	261,219
Total California		4,684,313

New York - 0.2%
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	2,700,000	2,833,250
New York Power Authority Revenue Bonds
2.82% due 11/15/39	1,000,000	1,018,422
Total New York		3,851,672

Idaho - 0.1%
Boise State University Revenue Bonds
3.06% due 04/01/40	1,150,000	1,178,773

Mississippi - 0.1%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	1,000,000	988,492
Ohio - 0.1%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50	1,000,000	983,029

Alabama - 0.1%
Auburn University Revenue Bonds
2.68% due 06/01/50	1,000,000	945,513

Illinois - 0.0%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	500,000	607,562
Cook County School District No. 155 Calumet City General Obligation Unlimited
5.30% due 12/01/22	5,000	5,238
Total Illinois		612,800

Total Municipal Bonds
(Cost $19,704,704)		20,411,465

SENIOR FIXED RATE INTERESTS††† - 0.2%
Industrial - 0.2%
CTL Logistics
2.65% due 10/10/42	3,642,781	3,543,333
Total Senior Fixed Rate Interests
(Cost $3,642,781)		3,543,333

FOREIGN GOVERNMENT DEBT†† - 0.1%
Panama Government International Bond
4.50% due 04/16/50	1,450,000	1,571,843
Bermuda Government International Bond
3.38% due 08/20/50	500,000	501,050
Total Foreign Government Debt
(Cost $2,127,269)		2,072,893

COMMERCIAL PAPER†† - 1.5%
Societe Generale S.A.
0.04% due 10/01/21[14]	15,000,000	15,000,000
Amphenol Corp.
0.08% due 10/01/21[14]	10,000,000	10,000,000
Total Commercial Paper
(Cost $25,000,000)		25,000,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

	Notional Value	Value
OTC OPTIONS PURCHASED†† - 0.3%
Call Options on:
Interest Rate Options
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	$455,200,000	$2,580,984
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	120,600,000	477,576
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	55,700,000	315,819
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	47,400,000	187,704
Total Interest Rate Options		3,562,083

	Contracts
Put Options on:
Equity Options
Citibank, N.A. S&P 500 Index Expiring November 2021 with strike price of $4,340.00 (Notional Value $53,844,250)	125	1,676,875
Total Equity Options		1,676,875

Total OTC Options Purchased
(Cost $3,137,338)		5,238,958

Total Investments - 107.6%
(Cost $1,747,167,149)		1,781,918,584

	Face Amount
Collateralized Mortgage Obligations Sold Short†† - (3.2)%
Government Agency - (3.2)%
Uniform MBS 30 Year
3.50% due 11/10/21[15]	50,300,000	(53,256,131)
Total Collateralized Mortgage Obligations
(Proceeds $53,311,935)		(53,256,131)

	Contracts	Value
LISTED OPTIONS WRITTEN† - 0.0%
Call Options on:
Equity Options
Figs, Inc. Expiring December 2022 with strike price of $55.00 (Notional Value $33,426)	9	(4,635)
Figs, Inc. Expiring December 2022 with strike price of $50.00 (Notional Value $33,426)	9	(5,535)
Total Equity Options		(10,170)

Total Listed Options Written
(Premiums received $18,995)		(10,170)

OTC OPTIONS WRITTEN†† - 0.0%
Put Options on:
Equity Options
Citibank, N.A. S&P 500 Index Expiring November 2021 with strike price of $3,980.00 (Notional Value $53,844,250)	125	(584,375)
Total OTC Options Written
(Premiums received $716,875)		(584,375)

Other Assets & Liabilities, net - (4.4)%		(71,700,608)
Total Net Assets - 100.0%		$1,656,367,300

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation**
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.82%	Annually	04/01/26	$50,000,000	$46,908	$472	$46,436

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
JPMorgan Chase Bank, N.A.	GBP	Sell	2,842,000	3,924,723 USD	10/18/21	$94,867
JPMorgan Chase Bank, N.A.	EUR	Sell	3,980,000	4,686,633 USD	10/18/21	74,620
Morgan Stanley Capital Services LLC	EUR	Sell	1,022,000	1,207,136 USD	10/18/21	22,846
Citibank, N.A.	EUR	Sell	2,215,000	2,592,864 USD	12/31/21	21,523
						$213,856

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Special Purpose Acquisition Company (SPAC).
[2]	Rate indicated is the 7-day yield as of September 30, 2021.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $734,381,475 (cost $725,650,063), or 44.3% of total net assets.

[4]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[5]	Perpetual maturity.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,117,303 (cost $1,013,092), or 0.1% of total net assets — See Note 10.

[7]

Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[8]	Security is an interest-only strip.
[9]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[10]	Security is a principal-only strip.
[11]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2021. See table below for additional step information for each security.

[12]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2021, the total market value of segregated or earmarked security was $112,071,094 — See Note 6.

[13]	Zero coupon rate security.
[14]	Rate indicated is the effective yield at the time of purchase.
[15]	Security is unsettled at period end and does not have a stated effective rate.
BofA — Bank of America
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$19,328,995	$—	$—	*	$19,328,995
Preferred Stocks	—	55,400,137	—	*	55,400,137
Warrants	214,890	—	—		214,890
Closed-End Funds	3,437,826	—	—		3,437,826
Money Market Fund	25,808,660	—	—		25,808,660
Corporate Bonds	—	676,503,916	34,387,505		710,891,421
Asset-Backed Securities	—	385,214,483	43,311,905		428,526,388
Collateralized Mortgage Obligations	—	230,856,897	—		230,856,897
U.S. Government Securities	—	132,768,750	—		132,768,750
Senior Floating Rate Interests	—	63,389,994	1,062,752		64,452,746
Federal Agency Bonds	—	53,965,225	—		53,965,225
Municipal Bonds	—	20,411,465	—		20,411,465
Senior Fixed Rate Interests	—	—	3,543,333		3,543,333
Foreign Government Debt	—	2,072,893	—		2,072,893
Commercial Paper	—	25,000,000	—		25,000,000
Options Purchased	—	5,238,958	—		5,238,958
Interest Rate Swap Agreements**	—	46,436	—		46,436
Forward Foreign Currency Exchange Contracts**	—	213,856	—		213,856
Total Assets	$48,790,371	$1,651,083,010	$82,305,495		$1,782,178,876

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Collateralized Mortgage Obligations Sold Short	$—	$53,256,131	$—	$53,256,131
Options Written	10,170	584,375	—	594,545
Unfunded Loan Commitments (Note 9)	—	—	33,278	33,278
Total Liabilities	$10,170	$53,840,506	$33,278	$53,883,954

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $58,575,378 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CORE BOND FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$41,213,870	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	2,098,035	Yield Analysis	Yield	2.4%-4.2%	3.3%
Corporate Bonds	21,137,813	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Corporate Bonds	6,925,628	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	3,883,056	Yield Analysis	Yield	3.2%	—
Corporate Bonds	2,441,008	Third Party Pricing	Trade Price	—	—
Senior Fixed Rate Interests	3,543,333	Yield Analysis	Yield	2.7%	—
Senior Floating Rate Interests	1,062,752	Third Party Pricing	Broker Quote	—	—
Total Assets	$82,305,495
Liabilities:
Unfunded Loan Commitments	$33,278	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote or yield would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2021, the Fund had securities with a total value of $9,081,873 transfer into Level 3 from Level 2 due to lack of observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
CORE BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2021:

	Assets						Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$33,401,467	$10,687,442	$14,037,846	$—	$—	$58,126,755	$(163,932)
Purchases/(Receipts)	30,650,000	—	25,325,119	1,752,552	3,642,781	61,370,452	(1,903)
(Sales, maturities and paydowns)/Fundings	(29,875,926)	(10,592,131)	(5,718,758)	(778,264)	—	(46,965,079)	130,156
Amortization of premiums/discounts	—	6	1,341	12,492	—	13,839	—
Total realized gains (losses) included in earnings	299,857	(7)	186,007	56,766	—	542,623	—
Total change in unrealized appreciation (depreciation) included in earnings	(245,366)	(95,310)	555,950	19,206	(99,448)	135,032	2,401
Transfers into Level 3	9,081,873	—	—	—	—	9,081,873	—
Ending Balance	$43,311,905	$—	$34,387,505	$1,062,752	$3,543,333	$82,305,495	$(33,278)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2021	$(247,546)	$—	$776,204	$19,206	$(99,448)	$448,416	$2,401

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
CSMC Trust 2020-NQM1, 1.72% due 05/25/65	2.72%	09/26/24
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $1,747,167,149)	$1,781,918,584
Foreign currency, at value (cost $17,633)	17,633
Cash	36,001,952
Segregated cash with broker	1,485,917
Unamortized upfront premiums paid on interest rate swap agreements	472
Unrealized appreciation on forward foreign currency exchange contracts	213,856
Prepaid expenses	64,767
Receivables:
Securities sold	152,041,704
Interest	9,841,828
Fund shares sold	2,985,114
Swap settlement	1,651,750
Dividends	24,558
Foreign tax reclaims	5,053
Total assets	1,986,253,188

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $36,747)	33,278
Reverse repurchase agreements (Note 6)	58,575,378
Securities sold short, at value (proceeds $53,311,935)	53,256,131
Options written, at value (premiums received $735,870)	594,545
Segregated cash due to broker	2,878,726
Payable for:
Securities purchased	183,330,882
Fund shares redeemed	28,634,823
Variation margin on interest rate swap agreements	1,476,692
Management fees	245,163
Distributions to shareholders	183,095
Fund accounting/administration fees	92,881
Distribution and service fees	77,915
Transfer agent/maintenance fees	43,252
Trustees’ fees*	20,052
Due to Investment Adviser	695
Miscellaneous	442,380
Total liabilities	329,885,888
Net assets	$1,656,367,300

Net assets consist of:
Paid in capital	$1,601,733,143
Total distributable earnings (loss)	54,634,157
Net assets	$1,656,367,300

A-Class:
Net assets	$151,026,273
Capital shares outstanding	7,530,000
Net asset value per share	$20.06
Maximum offering price per share (Net asset value divided by 96.00%)	$20.90

C-Class:
Net assets	$33,406,594
Capital shares outstanding	1,672,880
Net asset value per share	$19.97

P-Class:
Net assets	$89,223,366
Capital shares outstanding	4,444,770
Net asset value per share	$20.07

Institutional Class:
Net assets	$1,382,711,067
Capital shares outstanding	69,035,227
Net asset value per share	$20.03

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

CORE BOND FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends	$2,537,386
Interest (net of foreign withholding tax of $15,467)	45,077,412
Total investment income	47,614,798

Expenses:
Management fees	6,225,103
Distribution and service fees:
A-Class	399,738
C-Class	354,402
P-Class	195,550
Transfer agent/maintenance fees:
A-Class	135,343
C-Class	33,645
P-Class	106,714
Institutional Class	1,191,836
Fund accounting/administration fees	1,073,376
Professional fees	213,875
Line of credit fees	163,333
Custodian fees	81,849
Trustees’ fees*	61,128
Interest expense	12,522
Miscellaneous	296,479
Recoupment of previously waived fees:
A-Class	15,742
Total expenses	10,560,635
Less:
Expenses reimbursed by Adviser:
A Class	(80,840)
C Class	(19,031)
P Class	(72,761)
Institutional Class	(1,184,279)
Expenses waived by Adviser	(182,806)
Earnings credits applied	(2,586)
Total waived/reimbursed expenses	(1,542,303)
Net expenses	9,018,332
Net investment income	38,596,466

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,449,202
Investments sold short	(243,650)
Swap agreements	4,025,357
Options purchased	2,581,841
Forward foreign currency exchange contracts	4,367,254
Foreign currency transactions	13,030
Net realized gain	32,193,034
Net change in unrealized appreciation (depreciation) on:
Investments	(31,419,060)
Investments sold short	55,804
Swap agreements	(2,135,700)
Options purchased	910,182
Options written	141,325
Forward foreign currency exchange contracts	(4,132,180)
Foreign currency translations	507
Net change in unrealized appreciation (depreciation)	(36,579,122)
Net realized and unrealized loss	(4,386,088)
Net increase in net assets resulting from operations	$34,210,378

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$38,596,466	$21,643,322
Net realized gain on investments	32,193,034	38,692,213
Net change in unrealized appreciation (depreciation) on investments	(36,579,122)	50,287,078
Net increase in net assets resulting from operations	34,210,378	110,622,613

Distributions to shareholders:
A-Class	(6,777,135)	(3,767,804)
C-Class	(1,300,689)	(356,078)
P-Class	(3,119,744)	(1,024,712)
Institutional Class	(62,477,661)	(19,218,081)
Total distributions to shareholders	(73,675,229)	(24,366,675)

Capital share transactions:
Proceeds from sale of shares
A-Class	40,344,152	110,819,065
C-Class	12,009,830	14,504,419
P-Class	50,228,861	22,554,327
Institutional Class	818,599,668	714,499,854
Distributions reinvested
A-Class	6,350,495	3,613,421
C-Class	1,147,128	305,013
P-Class	3,119,734	1,024,707
Institutional Class	58,072,751	17,587,263
Cost of shares redeemed
A-Class	(111,584,248)	(59,704,941)
C-Class	(12,039,187)	(6,302,201)
P-Class	(23,176,345)	(16,990,731)
Institutional Class	(598,902,302)	(272,307,128)
Net increase from capital share transactions	244,170,537	529,603,068
Net increase in net assets	204,705,686	615,859,006

Net assets:
Beginning of year	1,451,661,614	835,802,608
End of year	$1,656,367,300	$1,451,661,614

Capital share activity:
Shares sold
A-Class	1,985,400	5,657,259
C-Class	595,114	736,544
P-Class	2,494,993	1,125,368
Institutional Class	40,361,294	36,204,919
Shares issued from reinvestment of distributions
A-Class	312,565	183,005
C-Class	56,670	15,494
P-Class	153,682	51,991
Institutional Class	2,864,869	890,192
Shares redeemed
A-Class	(5,426,999)	(3,072,001)
C-Class	(600,885)	(324,755)
P-Class	(1,149,450)	(883,015)
Institutional Class	(29,741,956)	(13,983,181)
Net increase in shares	11,905,297	26,601,820

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

CORE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$20.53	$18.94	$18.33	$18.55	$18.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.44	.37	.41	.49	.59
Net gain (loss) on investments (realized and unrealized)	(.01)	1.63	.63	(.22)	.02
Total from investment operations	.43	2.00	1.04	.27	.61
Less distributions from:
Net investment income	(.47)	(.41)	(.43)	(.49)	(.61)
Net realized gains	(.43)	—	—	—	—
Total distributions	(.90)	(.41)	(.43)	(.49)	(.61)
Net asset value, end of period	$20.06	$20.53	$18.94	$18.33	$18.55

Total Return[b]	2.09%	10.68%	5.72%	1.46%	3.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$151,026	$218,856	$149,442	$119,066	$170,624
Ratios to average net assets:
Net investment income (loss)	2.20%	1.87%	2.23%	2.64%	3.19%
Total expenses[c]	0.85%	0.85%	0.89%	0.93%	1.07%
Net expenses[d,e,f]	0.79%	0.79%	0.80%	0.83%	1.02%
Portfolio turnover rate	103%	126%	77%	53%	81%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$20.45	$18.86	$18.25	$18.47	$18.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.22	.28	.35	.45
Net gain (loss) on investments (realized and unrealized)	(.03)	1.64	.62	(.22)	.02
Total from investment operations	.26	1.86	.90	.13	.47
Less distributions from:
Net investment income	(.31)	(.27)	(.29)	(.35)	(.48)
Net realized gains	(.43)	—	—	—	—
Total distributions	(.74)	(.27)	(.29)	(.35)	(.48)
Net asset value, end of period	$19.97	$20.45	$18.86	$18.25	$18.47

Total Return[b]	1.34%	9.86%	4.96%	0.71%	2.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,407	$33,163	$22,531	$18,799	$28,083
Ratios to average net assets:
Net investment income (loss)	1.46%	1.13%	1.50%	1.92%	2.47%
Total expenses[c]	1.61%	1.62%	1.67%	1.75%	1.85%
Net expenses[d,e,f]	1.54%	1.54%	1.55%	1.57%	1.77%
Portfolio turnover rate	103%	126%	77%	53%	81%

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$20.55	$18.96	$18.34	$18.56	$18.57
Income (loss) from investment operations:
Net investment income (loss)[a]	.44	.36	.41	.48	.56
Net gain (loss) on investments (realized and unrealized)	(.02)	1.64	.63	(.21)	.05
Total from investment operations	.42	2.00	1.04	.27	.61
Less distributions from:
Net investment income	(.47)	(.41)	(.42)	(.49)	(.62)
Net realized gains	(.43)	—	—	—	—
Total distributions	(.90)	(.41)	(.42)	(.49)	(.62)
Net asset value, end of period	$20.07	$20.55	$18.96	$18.34	$18.56

Total Return	2.04%	10.67%	5.77%	1.45%	3.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,223	$60,534	$50,258	$48,263	$17,303
Ratios to average net assets:
Net investment income (loss)	2.17%	1.86%	2.24%	2.61%	3.06%
Total expenses[c]	0.90%	0.91%	0.93%	0.94%	1.13%
Net expenses[d,e,f]	0.79%	0.79%	0.80%	0.80%	1.01%
Portfolio turnover rate	103%	126%	77%	53%	81%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

CORE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$20.51	$18.91	$18.30	$18.52	$18.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.42	.47	.54	.64
Net gain (loss) on investments (realized and unrealized)	(.03)	1.65	.62	(.22)	.02
Total from investment operations	.47	2.07	1.09	.32	.66
Less distributions from:
Net investment income	(.52)	(.47)	(.48)	(.54)	(.67)
Net realized gains	(.43)	—	—	—	—
Total distributions	(.95)	(.47)	(.48)	(.54)	(.67)
Net asset value, end of period	$20.03	$20.51	$18.91	$18.30	$18.52

Total Return	2.34%	11.07%	6.03%	1.75%	3.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,382,711	$1,139,109	$613,571	$380,974	$142,014
Ratios to average net assets:
Net investment income (loss)	2.49%	2.17%	2.52%	2.92%	3.51%
Total expenses[c]	0.60%	0.58%	0.62%	0.60%	0.74%
Net expenses[d,e,f]	0.50%	0.50%	0.51%	0.52%	0.70%
Portfolio turnover rate	103%	126%	77%	53%	81%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
A-Class	0.01%	0.00%*	—	0.00%*	0.05%
C-Class	—	0.00%*	—	0.00%*	0.03%
P-Class	—	0.00%*	0.00%*	0.00%*	0.01%
Institutional Class	—	0.00%*	—	0.00%*	0.02%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
A-Class	0.78%	0.78%	0.79%	0.82%	1.00%
C-Class	1.53%	1.53%	1.54%	1.57%	1.75%
P-Class	0.78%	0.78%	0.79%	0.80%	0.99%
Institutional Class	0.49%	0.49%	0.50%	0.52%	0.68%

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim Investments Municipal Income Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Allen Li, CFA, Managing Director and Portfolio Manager; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2021.

Investment Approach

The Fund seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation. The Fund offers a diversified (though, diversification neither assures a profit nor eliminates the risk of experiencing investment losses) portfolio which looks to identify opportunities across municipal landscapes, including military housing projects, Build America Bonds and various municipal geographies, sectors, and security types and offers access to Guggenheim’s unique fixed income process and philosophy founded on the principles of behavioral finance.

Performance Review and Positioning

For the one-year period ended September 30, 2021, Guggenheim Municipal Income Fund returned 3.67%1, compared with the 2.63% return of the Bloomberg Municipal Bond Index, the Fund’s benchmark.

Accommodative monetary policy and optimism for more fiscal stimulus were responsible for the performance of the municipal market over the period. Bullish technical factors–such as mutual fund inflows and negative net supply–and a lack of major negative credit developments provided incremental support for market performance. Multiple rounds of federal stimulus, combined with better-than-expected tax collections, have helped state and local governments weather the budgetary pressures caused by the pandemic.

Issuance in calendar 2021 through September 30 reached $331 billion, compared with $351 billion for the same period in 2020; it is expected to increase into the fourth quarter, following a lull in activity during the late summer. Municipal bond funds flows have been positive for 30 consecutive weeks through the end of the period. Lipper reported inflows of $88.5 billion for the nine months ended September 29.

Rates rose during the period, given rising concerns over inflation, while credit spreads continued to grind tighter on the backs of accommodative fiscal and monetary policy.

Tax exempt closed-end funds contributed 172 basis points (“bps”) to return during the period, and interest rate swaps added another 50bps. One basis point equals 0.01%. The Fund uses the swaps to align interest rate exposures with Guggenheim’s macroeconomic views relative to the benchmark. Tax-exempt agency commercial mortgage-backed securities also contributed 14bps.

Despite economic challenges brought by the pandemic and new credit paradigms, municipal bond valuations have returned to near pre-COVID-19 levels. While credit quality has suffered across fixed-income asset classes, many municipal issuers’ intrinsic essentiality and durability have been illuminated. Understanding that full economic recovery will neither be a short nor easy road, we continue to emphasize security selection.

While the initial Coronavirus Aid, Relief, and Economic Security Act and its sequels provide vitally needed relief for municipal issuers, we do not view such liquidity injections as a panacea for the long term. Rather than relying on policymakers to apply funding band-aids, we focus on structural creditworthiness that can endure this pandemic as well as future exogenous events.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

MUNICIPAL INCOME FUND

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	28.5%
AA	40.8%
A	11.0%
BBB	2.7%
B	0.9%
NR2	1.9%
Other Instruments	14.2%
Total Investments	100.0%

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
P-Class	May 1, 2015
Institutional Class	January 13, 2012

Ten Largest Holdings (% of Total Net Assets)
Freddie Mac Multifamily ML Certificates Revenue Bonds, 2.49%	2.9%
El Camino Healthcare District General Obligation Unlimited	2.8%
Denton County Housing Finance Corp. Revenue Bonds, 2.15%	2.6%
Freddie Mac Multifamily, 1.90%	2.5%
Ysleta Independent School District General Obligation Unlimited, 4.00%	2.1%
City of Phoenix Civic Improvement Corp. Revenue Bonds, 5.00%	2.1%
Dayton-Montgomery County Port Authority Revenue Bonds, 1.84%	2.0%
Stockton Unified School District General Obligation Unlimited	2.0%
Illinois Finance Authority Revenue Bonds, 5.00%	1.9%
City of Los Angeles Department of Airports Revenue Bonds, 5.00%	1.6%
Top Ten Total	22.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares~	3.67%	3.17%	4.45%
A-Class Shares with sales charge‡	(0.47%)	2.33%	3.94%
Bloomberg Municipal Bond Index	2.63%	3.26%	3.87%

	1 Year	5 Year	Since Inception (01/13/12)
C-Class Shares	2.91%	2.39%	2.95%
C-Class Shares with CDSC§	1.91%	2.39%	2.95%
Institutional Class Shares	3.93%	3.41%	3.97%
Bloomberg Municipal Bond Index	2.63%	3.26%	3.59%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	3.67%	3.14%	3.21%
Bloomberg Municipal Bond Index	2.63%	3.26%	3.62%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Municipal Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
~

Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS	September 30, 2021
MUNICIPAL INCOME FUND

	Shares	Value
CLOSED-END FUNDS† - 11.0%
BlackRock MuniYield Quality Fund, Inc.	74,847	$1,212,521
BlackRock MuniVest Fund, Inc.	88,098	834,288
BlackRock Municipal Income Quality Trust	53,506	816,501
Nuveen California Quality Municipal Income Fund	49,986	784,280
DWS Municipal Income Trust	53,020	630,938
BlackRock MuniHoldings Investment Quality Fund	40,397	586,565
Eaton Vance Municipal Income Trust	40,499	560,101
Invesco Trust for Investment Grade Municipals	39,562	541,604
Invesco Municipal Trust	35,625	477,375
Nuveen Quality Municipal Income Fund	30,461	475,801
Nuveen AMT-Free Quality Municipal Income Fund	29,451	447,361
BlackRock MuniHoldings California Quality Fund, Inc.	23,394	366,584
BlackRock MuniYield California Quality Fund, Inc.	20,210	321,137
Nuveen California AMT-Free Quality Municipal Income Fund	18,593	304,739
BNY Mellon Strategic Municipals, Inc.	25,024	217,709
Total Closed-End Funds
(Cost $7,786,951)		8,577,504

MONEY MARKET FUND† - 1.7%
Dreyfus AMT-Free Tax Exempt Cash Management Fund — Institutional Shares, 0.01%[1]	1,357,000	1,357,000
Total Money Market Fund
(Cost $1,357,000)		1,357,000

	Face Amount
MUNICIPAL BONDS†† - 80.2%
California - 22.8%
Stockton Unified School District General Obligation Unlimited
due 08/01/33[2]	$2,000,000	1,559,601
due 08/01/37[2]	810,000	558,038
due 08/01/42[2]	250,000	145,439
El Camino Healthcare District General Obligation Unlimited
due 08/01/29[2]	2,500,000	2,219,370
City of Los Angeles Department of Airports Revenue Bonds
5.00% due 05/15/39	1,000,000	1,272,939
5.00% due 05/15/44	100,000	123,861

	Face Amount	Value
San Diego Unified School District General Obligation Unlimited
due 07/01/46[2]	1,360,000	730,545
due 07/01/39[2]	1,000,000	531,075
Los Angeles Department of Water & Power Revenue Bonds
5.00% due 07/01/50	1,000,000	1,260,183
Sierra Joint Community College District School Facilities District No. 1 General Obligation Unlimited
due 08/01/31[2]	705,000	588,682
due 08/01/30[2]	415,000	356,011
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited
due 08/01/42[3,6]	1,000,000	936,501
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/39[2]	1,300,000	747,558
Sonoma Valley Unified School District General Obligation Unlimited
4.00% due 08/01/44	600,000	698,368
Compton Unified School District General Obligation Unlimited
due 06/01/40[2]	1,000,000	583,175
Los Angeles Department of Water & Power Power System Revenue Revenue Bonds
5.00% due 07/01/43	500,000	517,523
Kings Canyon Unified School District General Obligation Unlimited
5.00% due 08/01/28	445,000	517,356
Riverside County Public Financing Authority Tax Allocation
5.00% due 10/01/28	300,000	368,564
Sacramento Municipal Utility District Revenue Bonds
5.00% due 08/15/37	300,000	324,325
Delhi Unified School District General Obligation Unlimited
5.00% due 08/01/44	250,000	301,935
Riverside County Redevelopment Successor Agency Tax Allocation
due 10/01/37[3,6]	250,000	295,191
El Monte Union High School District General Obligation Unlimited
due 06/01/43[2]	500,000	284,762
Gustine Unified School District General Obligation Unlimited
5.00% due 08/01/41	220,000	258,994
Stockton Public Financing Authority Revenue Bonds
5.00% due 10/01/33	200,000	248,820
M-S-R Energy Authority Revenue Bonds
6.13% due 11/01/29	195,000	241,917

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MUNICIPAL INCOME FUND

	Face Amount	Value
Alameda Corridor Transportation Authority Revenue Bonds
5.00% due 10/01/35	$200,000	$238,962
Upland Unified School District General Obligation Unlimited
due 08/01/38[2]	400,000	236,663
Oakland Unified School District/Alameda County General Obligation Unlimited
5.00% due 08/01/40	120,000	138,625
5.00% due 08/01/22	90,000	93,506
Stanton Redevelopment Agency Successor Agency Tax Allocation
5.00% due 12/01/40	180,000	212,875
Culver Redevelopment Agency Successor Agency Tax Allocation
due 11/01/23[2]	195,000	192,828
Westside Elementary School District General Obligation Unlimited
5.00% due 08/01/48	155,000	183,650
Rio Hondo Community College District General Obligation Unlimited
due 08/01/29[2]	200,000	177,826
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program Revenue Bonds
3.45% due 12/01/39	150,000	161,923
Freddie Mac Multifamily VRD Certificates Revenue Bonds
2.40% due 10/15/29	150,000	157,839
Coast Community College District General Obligation Unlimited
due 08/01/40[2]	250,000	152,134
Buena Park School District General Obligation Unlimited
5.00% due 08/01/47	100,000	121,562
Roseville Joint Union High School District General Obligation Unlimited
due 08/01/30[2]	100,000	86,237
Total California		17,825,363

Texas - 14.0%
Denton County Housing Finance Corp. Revenue Bonds
2.15% due 11/01/38	2,000,000	2,071,265
Central Texas Regional Mobility Authority Revenue Bonds
5.00% due 01/01/45	1,250,000	1,530,336
5.00% due 01/01/27	200,000	234,088
Ysleta Independent School District General Obligation Unlimited
4.00% due 08/15/52	1,400,000	1,642,498
Cleveland Independent School District General Obligation Unlimited
4.00% due 02/15/52	1,000,000	1,166,484
North Texas Tollway Authority Revenue Bonds
due 01/01/36[2]	1,000,000	748,082
Southwest Independent School District General Obligation Unlimited
due 02/01/42[2]	500,000	300,684
Central Texas Turnpike System Revenue Bonds
5.00% due 08/15/34	200,000	223,967
5.00% due 08/15/22	35,000	36,449
Bexar County Hospital District General Obligation Limited
5.00% due 02/15/32	200,000	247,396
Lindale Independent School District General Obligation Unlimited
5.00% due 02/15/49	200,000	244,421
United Independent School District General Obligation Unlimited
5.00% due 08/15/49	200,000	244,421
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/53[2]	1,000,000	244,300
Clifton Higher Education Finance Corp. Revenue Bonds
4.00% due 08/15/33	200,000	238,325
Dallas Area Rapid Transit Revenue Bonds
5.00% due 12/01/41	200,000	233,090
Bexar County Health Facilities Development Corp. Revenue Bonds
5.00% due 07/15/22	225,000	231,923
Arlington Higher Education Finance Corp. Revenue Bonds
5.00% due 12/01/46	200,000	227,395
Grand Parkway Transportation Corp. Revenue Bonds
5.00% due 10/01/43	175,000	214,253
Texas Municipal Gas Acquisition and Supply Corporation I Revenue Bonds
6.25% due 12/15/26	155,000	180,171
City of Fort Worth Texas Water & Sewer System Revenue Revenue Bonds
5.00% due 02/15/32	100,000	122,939
Hutto Independent School District General Obligation Unlimited
5.00% due 08/01/49	100,000	121,730
Mansfield Independent School District General Obligation Unlimited
5.00% due 02/15/44	100,000	121,257
University of North Texas System Revenue Bonds
5.00% due 04/15/44	100,000	120,339
City of Arlington Texas Special Tax Revenue Special Tax
5.00% due 02/15/48	100,000	119,022
Dallas Independent School District General Obligation Unlimited
5.00% due 02/15/22[4]	15,000	15,113
Tarrant County Health Facilities Development Corp. Revenue Bonds
6.00% due 09/01/24	10,000	10,978

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MUNICIPAL INCOME FUND

	Face Amount	Value
San Antonio Education Facilities Corp. Revenue Bonds
5.00% due 06/01/23	$10,000	$10,694
City of Austin Texas Water & Wastewater System Revenue Revenue Bonds
5.00% due 11/15/21	10,000	9,954
Leander Independent School District General Obligation Unlimited
due 08/15/22[2]	5,000	3,082
due 08/15/24[2]	5,000	2,905
Total Texas		10,917,561

Arizona - 4.5%
City of Phoenix Civic Improvement Corp. Revenue Bonds
5.00% due 07/01/45	1,250,000	1,616,181
Arizona Industrial Development Authority Revenue Bonds
2.12% due 07/01/37	1,180,815	1,182,362
Maricopa County Industrial Development Authority Revenue Bonds
5.00% due 01/01/41	250,000	300,776
Salt Verde Financial Corp. Revenue Bonds
5.00% due 12/01/32	200,000	262,444
Pinal County Elementary School District No. 4 Casa Grande General Obligation Unlimited
5.00% due 07/01/37	100,000	123,382
Total Arizona		3,485,145

Illinois - 3.9%
Illinois Finance Authority Revenue Bonds
5.00% due 10/01/37	1,000,000	1,469,451
5.00% due 10/01/38	250,000	370,313
City of Chicago Illinois Wastewater Transmission Revenue Revenue Bonds
5.25% due 01/01/42	400,000	480,966
Chicago O’Hare International Airport Revenue Bonds
5.00% due 01/01/34	300,000	341,711
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	219,228
Cook County School District No. 104 Summit General Obligation Unlimited
due 12/01/22[2]	100,000	99,619
County of State Clair Illinois Highway Revenue Revenue Bonds
4.25% due 01/01/23	40,000	42,018
Boone McHenry & DeKalb Counties Community Unit School District 100 General Obligation Unlimited
due 12/01/21[2]	10,000	9,895
Total Illinois		3,033,201

New York - 3.9%
New York City Water & Sewer System Revenue Bonds
5.00% due 06/15/49	1,000,000	1,256,420
New York City Industrial Development Agency Revenue Bonds
4.00% due 03/01/32	500,000	595,523
New York Transportation Development Corp. Revenue Bonds
5.00% due 12/01/22	250,000	262,632
5.00% due 07/01/34	200,000	221,775
New York State Dormitory Authority Revenue Bonds
4.00% due 08/01/43	250,000	284,789
New York State Urban Development Corp. Revenue Bonds
5.00% due 03/15/35	250,000	277,116
New York Power Authority Revenue Bonds
4.00% due 11/15/45	100,000	116,780
Total New York		3,015,035

Colorado - 2.9%
E-470 Public Highway Authority Revenue Bonds
5.00% due 09/01/36	650,000	831,656
Auraria Higher Education Center Revenue Bonds
5.00% due 04/01/28	390,000	448,105
City & County of Denver Colorado Airport System Revenue Revenue Bonds
5.00% due 12/01/28	200,000	251,783
Board of Governors of Colorado State University System Revenue Bonds
5.00% due 03/01/41	200,000	237,595
City & County of Denver Colorado Revenue Bonds
due 08/01/30[2]	200,000	162,607
Colorado Educational & Cultural Facilities Authority Revenue Bonds
5.00% due 03/01/47	110,000	131,438
Colorado School of Mines Revenue Bonds
5.00% due 12/01/47	100,000	121,625
Total Colorado		2,184,809

Oregon - 2.8%
Clackamas & Washington Counties School District No. 3 General Obligation Unlimited
due 06/15/48[2]	2,000,000	948,904
due 06/15/50[2]	400,000	177,064
due 06/15/49[2]	350,000	160,411
Salem-Keizer School District No. 24J General Obligation Unlimited
due 06/15/40[2]	1,250,000	772,535

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MUNICIPAL INCOME FUND

	Face Amount	Value
University of Oregon Revenue Bonds
5.00% due 04/01/48	$100,000	$120,471
Total Oregon		2,179,385

Ohio - 2.6%
Dayton-Montgomery County Port Authority Revenue Bonds
1.84% due 09/01/38	1,600,000	1,582,963
County of Miami Ohio Revenue Bonds
5.00% due 08/01/33	200,000	248,702
American Municipal Power, Inc. Revenue Bonds
5.00% due 02/15/41	200,000	232,554
City of Middleburg Heights Ohio Revenue Bonds
5.00% due 08/01/22	15,000	15,452
Ohio Higher Educational Facility Commission Revenue Bonds
5.00% due 01/01/22	15,000	15,027
Total Ohio		2,094,698

Washington - 2.6%
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds
5.25% due 09/01/22	500,000	522,526
5.00% due 09/01/22	500,000	521,393
Yakima & Kittitas Counties School District No. 119 Selah General Obligation Unlimited
5.00% due 12/01/42	200,000	241,683
County of King Washington Sewer Revenue Revenue Bonds
5.00% due 07/01/42	200,000	239,240
Washington State Convention Center Public Facilities District Revenue Bonds
4.00% due 07/01/48	210,000	237,847
Central Puget Sound Regional Transit Authority Revenue Bonds
5.00% due 11/01/41	200,000	237,611
Total Washington		2,000,300

District of Columbia - 1.9%
District of Columbia Revenue Bonds
4.00% due 03/01/39	1,000,000	1,175,521
District of Columbia General Obligation Unlimited
5.00% due 06/01/41	285,000	336,561
Total District of Columbia		1,512,082

North Carolina - 1.9%
Inlivian Revenue Bonds
2.02% due 04/01/42	1,000,000	977,170
North Carolina Central University Revenue Bonds
5.00% due 04/01/44	300,000	364,735
County of New Hanover North Carolina Revenue Bonds
5.00% due 10/01/22	150,000	156,930
North Carolina Eastern Municipal Power Agency Revenue Bonds
4.50% due 01/01/22	10,000	10,006
Total North Carolina		1,508,841

Georgia - 1.9%
Private Colleges & Universities Authority Revenue Bonds
5.00% due 09/01/48	1,000,000	1,242,338
Savannah Economic Development Authority Revenue Bonds
5.00% due 12/01/28	200,000	234,161
due 12/01/21[2]	20,000	19,794
Richmond County Development Authority Revenue Bonds
due 12/01/21[2]	10,000	9,897
Total Georgia		1,506,190

Pennsylvania - 1.7%
Pennsylvania Economic Development Financing Authority Revenue Bonds
5.00% due 02/01/27	500,000	562,802
Reading School District General Obligation Unlimited
5.00% due 02/01/27	300,000	344,671
Pittsburgh Water & Sewer Authority Revenue Bonds
5.25% due 09/01/36	300,000	326,972
Allegheny County Hospital Development Authority Revenue Bonds
5.00% due 07/15/32	100,000	126,638
Owen J Roberts School District General Obligation Unlimited
5.00% due 05/15/23	25,000	26,933
City of Erie Pennsylvania General Obligation Unlimited
3.10% due 11/15/22	5,000	5,107
Total Pennsylvania		1,393,123

West Virginia - 1.5%
West Virginia University Revenue Bonds
5.00% due 10/01/41	600,000	776,084
West Virginia Hospital Finance Authority Revenue Bonds
5.00% due 06/01/42	300,000	353,927
Total West Virginia		1,130,011

Louisiana - 1.3%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds
5.00% due 10/01/37	500,000	577,677
5.00% due 10/01/26	150,000	180,520

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MUNICIPAL INCOME FUND

	Face Amount	Value
City of Shreveport Louisiana Water & Sewer Revenue Revenue Bonds
5.00% due 12/01/35	$250,000	$304,456
Louisiana Public Facilities Authority Revenue Bonds
5.00% due 05/15/26	5,000	5,897
Total Louisiana		1,068,550

Mississippi - 1.0%
Mississippi Development Bank Revenue Bonds
6.50% due 10/01/31	500,000	501,557
6.25% due 10/01/26	230,000	230,740
Total Mississippi		732,297

New Jersey - 0.9%
New Jersey Turnpike Authority Revenue Bonds
5.00% due 01/01/31	300,000	372,885
New Jersey Economic Development Authority Revenue Bonds
5.00% due 06/01/28	250,000	304,059
North Hudson Sewerage Authority Revenue Bonds
due 12/15/21[2]	50,000	49,974
Total New Jersey		726,918

Tennessee - 0.9%
City of Shelbyville & Bedford County Health Educational & Housing Facility Board Revenue Bonds
2.21% due 06/01/38	500,000	492,030
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds
2.48% due 12/01/37	200,000	211,358
Total Tennessee		703,388

Oklahoma - 0.8%
Oklahoma Development Finance Authority Revenue Bonds
5.00% due 08/15/28	350,000	431,447
Oklahoma City Airport Trust Revenue Bonds
5.00% due 07/01/30	200,000	247,089
Total Oklahoma		678,536

Arkansas - 0.8%
County of Baxter Arkansas Revenue Bonds
5.00% due 09/01/26	330,000	386,523
University of Arkansas Revenue Bonds
5.00% due 11/01/47	200,000	244,125
Total Arkansas		630,648

Michigan - 0.7%
Michigan State Hospital Finance Authority Revenue Bonds
5.00% due 11/15/47	200,000	237,498
Michigan State Housing Development Authority Revenue Bonds
3.35% due 12/01/34	200,000	214,027
Flint Hospital Building Authority Revenue Bonds
5.00% due 07/01/25	100,000	113,417
Total Michigan		564,942

Virginia - 0.6%
University of Virginia Revenue Bonds
5.00% due 04/01/38	200,000	241,441
Loudoun County Economic Development Authority Revenue Bonds
due 07/01/49[2]	500,000	218,184
City of Norfolk Virginia General Obligation Unlimited
2.50% due 10/01/46[3]	5,000	5,065
Total Virginia		464,690

Puerto Rico - 0.5%
Puerto Rico Highway & Transportation Authority Revenue Bonds
5.25% due 07/01/41	250,000	275,437
Commonwealth of Puerto Rico General Obligation Unlimited
5.25% due 07/01/24	45,000	45,418
Total Puerto Rico		320,855

Alaska - 0.4%
University of Alaska Revenue Bonds
5.00% due 10/01/40	260,000	303,678

Nebraska - 0.3%
Central Plains Energy Project Revenue Bonds
5.00% due 09/01/29	200,000	250,545

Connecticut - 0.3%
New Haven Housing Authority Revenue Bonds
2.26% due 05/01/38	249,357	249,092

South Carolina - 0.3%
Charleston County Airport District Revenue Bonds
5.00% due 07/01/43	200,000	247,579

Vermont - 0.3%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds
5.00% due 12/01/46	200,000	232,516

Massachusetts - 0.3%
Massachusetts Development Finance Agency Revenue Bonds
5.00% due 10/01/34	150,000	193,029
3.00% due 10/01/21	15,000	14,850
Total Massachusetts		207,879

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MUNICIPAL INCOME FUND

	Face Amount	Value
Florida - 0.3%
Greater Orlando Aviation Authority Revenue Bonds
5.00% due 10/01/32	$100,000	$126,641
City of Tampa Florida Water & Wastewater System Revenue Revenue Bonds
3.00% due 10/01/21	40,000	40,000
Tampa-Hillsborough County Expressway Authority Revenue Bonds
5.00% due 07/01/22	20,000	20,514
Florida Higher Educational Facilities Financial Authority Revenue Bonds
3.00% due 12/01/22	15,000	15,330
Total Florida		202,485

South Dakota - 0.2%
South Dakota Board of Regents Housing & Auxiliary Facilities System Revenue Bonds
5.00% due 04/01/34	150,000	182,330

Indiana - 0.2%
Indiana Finance Authority Revenue Bonds
5.00% due 10/01/41	100,000	118,567
Jeffersonville Housing, Inc. Revenue Bonds
7.25% due 11/15/21	50,000	50,387
Total Indiana		168,954

Idaho - 0.2%
Idaho Housing & Finance Association Revenue Bonds
5.00% due 07/15/30	100,000	127,802

Rhode Island - 0.2%
Rhode Island Health and Educational Building Corp. Revenue Bonds
5.00% due 05/15/42	100,000	122,845

Kansas - 0.2%
University of Kansas Hospital Authority Revenue Bonds
5.00% due 09/01/48	100,000	121,477

Utah - 0.2%
South Davis Metro Fire Service Area Revenue Bonds
5.00% due 12/01/34	100,000	121,425

Montana - 0.2%
Montana State Board of Regents Revenue Bonds
5.00% due 11/15/43	100,000	120,982
Iowa - 0.1%
PEFA, Inc. Revenue Bonds
5.00% due 09/01/26[4]	100,000	118,431

New Hampshire - 0.1%
New Hampshire Health and Education Facilities Authority Act Revenue Bonds
5.00% due 01/01/23	60,000	63,546

Maryland - 0.0%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds
5.00% due 07/01/22	15,000	15,391
4.25% due 07/01/22	10,000	10,190
4.00% due 07/01/22	10,000	10,172
5.00% due 07/01/27	5,000	5,700
Total Maryland		41,453

New Mexico - 0.0%
City of Albuquerque New Mexico Revenue Bonds
5.00% due 07/01/25	30,000	33,007

Wisconsin - 0.0%
State of Wisconsin General Obligation Unlimited
5.00% due 05/01/22	25,000	25,700
Total Municipal Bonds
(Cost $60,014,244)		62,618,294

Collateralized Mortgage Obligations†† - 5.4%
Government - 5.4%
Freddie Mac Multifamily ML Certificates Revenue Bonds
2.49% due 07/25/35	2,198,605	2,270,728
Freddie Mac Multifamily
1.90% due 11/25/37	1,987,372	1,988,109
Total Collateralized Mortgage Obligations
(Cost $4,351,523)		4,258,837

U.S. TREASURY BILLS††,5 - 1.6%
U.S. Treasury Bills
0.04% due 02/03/22	600,000	599,906
0.05% due 06/16/22	400,000	399,828
0.02% due 11/12/21	155,000	154,992
0.02% due 04/21/22	56,000	55,985
0.03% due 11/18/21	30,000	29,999
Total U.S. Treasury Bills
(Cost $1,240,742)		1,240,710

Total Investments - 99.9%
(Cost $74,750,460)		$78,052,345
Other Assets & Liabilities, net - 0.1%		67,383
Total Net Assets - 100.0%		$78,119,728

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MUNICIPAL INCOME FUND

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.21%	Quarterly	11/24/50	$1,600,000	$242,480	$319	$242,161
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.28%	Quarterly	11/04/50	1,200,000	163,680	311	163,369
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.67%	Quarterly	09/27/51	2,850,000	133,514	350	133,164
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.60%	Quarterly	08/06/51	1,300,000	81,378	321	81,057
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.64%	Quarterly	08/19/51	500,000	26,882	307	26,575
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.71%	Quarterly	09/27/51	300,000	10,881	305	10,576
								$658,815	$1,913	$656,902

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2021.
[2]	Zero coupon rate security.
[3]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2021. See table below for additional step information for each security.

[4]	The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread.
[5]	Rate indicated is the rate effective at September 30, 2021.
[6]	Rate indicated is the effective yield at the time of purchase. Security has no current coupon. However, a coupon rate will come into effect at a future rate reset date.
BofA — Bank of America
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Closed-End Funds	$8,577,504	$—	$—	$8,577,504
Money Market Fund	1,357,000	—	—	1,357,000
Municipal Bonds	—	62,618,294	—	62,618,294
Collateralized Mortgage Obligations	—	4,258,837	—	4,258,837
U.S. Treasury Bills	—	1,240,710	—	1,240,710
Interest Rate Swap Agreements**	—	656,902	—	656,902
Total Assets	$9,934,504	$68,774,743	$—	$78,709,247

**	This derivative is reported as unrealized appreciation/depreciation at period end.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
MUNICIPAL INCOME FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
City of Norfolk Virginia General Obligation Unlimited, 2.50% due 10/01/46	3.00%	10/01/22	3.75% - 5.00%	10/01/26 - 10/01/41
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited, due 08/01/42	6.85%	08/01/32	—	—
Riverside County Redevelopment Successor Agency Tax Allocation, due 10/01/37	5.00%	10/01/21	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $74,750,460)	$78,052,345
Segregated cash with broker	17,535
Unamortized upfront premiums paid on interest rate swap agreements	1,913
Prepaid expenses	24,713
Receivables:
Interest	446,362
Fund shares sold	33,203
Dividends	25,163
Total assets	78,601,234

Liabilities:
Overdraft due to custodian bank	6,086
Payable for:
Securities purchased	303,591
Fund shares redeemed	48,194
Variation margin on interest rate swap agreements	26,520
Distribution and service fees	14,657
Management fees	9,548
Distributions to shareholders	8,214
Fund accounting/administration fees	7,981
Transfer agent/maintenance fees	4,469
Trustees’ fees*	2,143
Miscellaneous	50,103
Total liabilities	481,506
Net assets	$78,119,728

Net assets consist of:
Paid in capital	$73,858,402
Total distributable earnings (loss)	4,261,326
Net assets	$78,119,728

A-Class:
Net assets	$63,359,050
Capital shares outstanding	4,707,177
Net asset value per share	$13.46
Maximum offering price per share (Net asset value divided by 96.00%)	$14.02

C-Class:
Net assets	$1,768,674
Capital shares outstanding	131,510
Net asset value per share	$13.45

P-Class:
Net assets	$219,950
Capital shares outstanding	16,351
Net asset value per share	$13.45

Institutional Class:
Net assets	$12,772,054
Capital shares outstanding	948,894
Net asset value per share	$13.46

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends	$472,997
Interest	1,570,216
Total investment income	2,043,213

Expenses:
Management fees	390,088
Distribution and service fees:
A-Class	155,080
C-Class	19,046
P-Class	533
Transfer agent/maintenance fees:
A-Class	43,417
C-Class	2,090
P-Class	606
Institutional Class	15,287
Registration fees	89,075
Fund accounting/administration fees	60,572
Professional fees	45,272
Trustees’ fees*	17,907
Custodian fees	9,667
Line of credit fees	7,515
Interest expense	123
Miscellaneous	44,436
Total expenses	900,714
Less:
Expenses reimbursed by Adviser:
A Class	(44,382)
C Class	(2,142)
P Class	(611)
Institutional Class	(15,538)
Expenses waived by Adviser	(237,609)
Total waived/reimbursed expenses	(300,282)
Net expenses	600,432
Net investment income	1,442,781

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	665,830
Swap agreements	(305,430)
Net realized gain	360,400
Net change in unrealized appreciation (depreciation) on:
Investments	376,668
Swap agreements	656,902
Net change in unrealized appreciation (depreciation)	1,033,570
Net realized and unrealized gain	1,393,970
Net increase in net assets resulting from operations	$2,836,751

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,442,781	$1,256,299
Net realized gain on investments	360,400	115,856
Net change in unrealized appreciation (depreciation) on investments	1,033,570	344,828
Net increase in net assets resulting from operations	2,836,751	1,716,983

Distributions to shareholders:
A-Class	(1,163,850)	(938,323)
C-Class	(21,932)	(24,954)
P-Class	(3,987)	(4,476)
Institutional Class	(298,334)	(288,553)
Total distributions to shareholders	(1,488,103)	(1,256,306)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,705,743	31,221,279
C-Class	15,573	611,241
P-Class	56,120	902,089
Institutional Class	6,430,829	13,484,207
Distributions reinvested
A-Class	1,058,269	802,587
C-Class	20,578	22,789
P-Class	3,987	4,476
Institutional Class	294,007	283,837
Cost of shares redeemed
A-Class	(7,038,305)	(12,445,554)
C-Class	(481,275)	(439,495)
P-Class	(44,766)	(915,765)
Institutional Class	(7,617,977)	(14,294,302)
Net increase (decrease) from capital share transactions	(1,597,217)	19,237,389
Net increase (decrease) in net assets	(248,569)	19,698,066

Net assets:
Beginning of year	78,368,297	58,670,231
End of year	$78,119,728	$78,368,297

Capital share activity:
Shares sold
A-Class	421,464	2,381,376
C-Class	1,157	46,635
P-Class	4,134	67,519
Institutional Class	478,875	1,026,721
Shares issued from reinvestment of distributions
A-Class	78,479	61,069
C-Class	1,529	1,738
P-Class	296	341
Institutional Class	21,808	21,612
Shares redeemed
A-Class	(524,684)	(949,737)
C-Class	(35,903)	(34,716)
P-Class	(3,349)	(68,344)
Institutional Class	(565,459)	(1,098,996)
Net increase (decrease) in shares	(121,653)	1,455,218

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$13.23	$13.12	$12.46	$12.70	$12.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.26	.30	.30	.27
Net gain (loss) on investments (realized and unrealized)	.23	.11	.70	(.24)	(.15)
Total from investment operations	.48	.37	1.00	.06	.12
Less distributions from:
Net investment income	(.23)	(.26)	(.30)	(.30)	(.28)
Net realized gains	(.02)	—	(.04)	—	—
Total distributions	(.25)	(.26)	(.34)	(.30)	(.28)
Net asset value, end of period	$13.46	$13.23	$13.12	$12.46	$12.70

Total Return[b]	3.67%	2.85%	8.13%	0.44%	0.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,359	$62,583	$42,512	$25,570	$33,515
Ratios to average net assets:
Net investment income (loss)	1.82%	1.95%	2.31%	2.35%	2.19%
Total expenses[c]	1.17%	1.21%	1.34%	1.30%	1.20%
Net expenses[d,e,f]	0.80%	0.81%	0.81%	0.80%	0.82%
Portfolio turnover rate	22%	58%	30%	13%	31%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$13.22	$13.11	$12.45	$12.69	$12.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.16	.21	.20	.18
Net gain (loss) on investments (realized and unrealized)	.23	.11	.69	(.24)	(.17)
Total from investment operations	.38	.27	.90	(.04)	.01
Less distributions from:
Net investment income	(.13)	(.16)	(.20)	(.20)	(.18)
Net realized gains	(.02)	—	(.04)	—	—
Total distributions	(.15)	(.16)	(.24)	(.20)	(.18)
Net asset value, end of period	$13.45	$13.22	$13.11	$12.45	$12.69

Total Return[b]	2.91%	2.09%	7.33%	(0.30%)	0.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,769	$2,177	$1,981	$2,403	$3,768
Ratios to average net assets:
Net investment income (loss)	1.08%	1.23%	1.63%	1.60%	1.44%
Total expenses[c]	1.97%	1.97%	2.12%	2.11%	1.92%
Net expensesd.e.f	1.55%	1.56%	1.56%	1.55%	1.57%
Portfolio turnover rate	22%	58%	30%	13%	31%

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$13.22	$13.13	$12.46	$12.70	$12.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.26	.29	.29	.25
Net gain (loss) on investments (realized and unrealized)	.23	.09	.72	(.23)	(.14)
Total from investment operations	.48	.35	1.01	.06	.11
Less distributions from:
Net investment income	(.23)	(.26)	(.30)	(.30)	(.27)
Net realized gains	(.02)	—	(.04)	—	—
Total distributions	(.25)	(.26)	(.34)	(.30)	(.27)
Net asset value, end of period	$13.45	$13.22	$13.13	$12.46	$12.70

Total Return	3.67%	2.69%	8.20%	0.44%	0.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$220	$202	$207	$37	$111
Ratios to average net assets:
Net investment income (loss)	1.83%	1.96%	2.25%	2.32%	2.01%
Total expenses[c]	1.38%	1.40%	1.55%	1.72%	1.27%
Net expensesd.e.f	0.80%	0.81%	0.81%	0.80%	0.82%
Portfolio turnover rate	22%	58%	30%	13%	31%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$13.23	$13.13	$12.46	$12.71	$12.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.29	.33	.33	.30
Net gain (loss) on investments (realized and unrealized)	.24	.10	.71	(.25)	(.15)
Total from investment operations	.52	.39	1.04	.08	.15
Less distributions from:
Net investment income	(.27)	(.29)	(.33)	(.33)	(.31)
Net realized gains	(.02)	—	(.04)	—	—
Total distributions	(.29)	(.29)	(.37)	(.33)	(.31)
Net asset value, end of period	$13.46	$13.23	$13.13	$12.46	$12.71

Total Return	3.93%	3.03%	8.48%	0.61%	1.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,772	$13,406	$13,970	$9,067	$15,914
Ratios to average net assets:
Net investment income (loss)	2.08%	2.23%	2.59%	2.59%	2.43%
Total expenses[c]	0.96%	1.00%	1.08%	1.09%	0.88%
Net expensesd.e.f	0.55%	0.56%	0.56%	0.55%	0.57%
Portfolio turnover rate	22%	58%	30%	13%	31%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
A-Class	0.79%	0.80%	0.80%	0.80%	0.80%
C-Class	1.54%	1.55%	1.55%	1.55%	1.55%
P-Class	0.79%	0.80%	0.80%	0.80%	0.80%
Institutional Class	0.54%	0.55%	0.55%	0.55%	0.55%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
A-Class	—	0.00%*	0.00%*	—	—
C-Class	—	0.00%*	—	—	—
P-Class	—	0.00%*	—	—	0.04%
Institutional Class	—	0.00%*	—	—	—

*	Less than 0.01%.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. The High Yield Fund Offers R6-Class shares. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2021, the Trust consisted of nineteen funds.

As of January 1, 2012, A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Diversified Income Fund	Diversified
High Yield Fund	Diversified
Core Bond Fund (formerly, Investment Grade Bond Fund)	Diversified
Municipal Income Fund	Diversified

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

GPIM, an affiliate of GI, serves as investment sub-advisor (the “Sub-Advisor”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

NOTES TO FINANCIAL STATEMENTS (continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (continued)

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(l) Distributions

The Funds declare dividends from investment income daily, except for Diversified Income Fund, which declares monthly. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2021, are disclosed in the Statements of Operations.

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at September 30, 2021.

(p) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(q) Special Purpose Acquisition Companies

The Funds may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time

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NOTES TO FINANCIAL STATEMENTS (continued)

in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Funds invest will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Core Bond Fund	Income, Hedge, Duration	$835,358,333	$9,198,146

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The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Core Bond Fund	Income, Hedge, Duration	$5,571	$9,198,146

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
High Yield Fund	Income, Index exposure	$10,893,615	$—
Core Bond Fund	Income, Index exposure	2,891,403	509,456

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Municipal Income Fund	Duration, Hedge	$—	$5,102,500
Core Bond Fund	Duration, Hedge	47,000,000	22,100,000

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming

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NOTES TO FINANCIAL STATEMENTS (continued)

credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Fund	Index exposure	$10,291,667	$—
Core Bond Fund	Index exposure, Income	7,889,167	—

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
High Yield Fund	Hedge	$75,511	$2,448,869
Core Bond Fund	Hedge	13,815,836	20,966,530

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Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate swap contracts	Variation margin on interest rate swap agreements	Variation margin on interest rate swap agreements
Unamortized upfront premiums paid on interest rate swap agreements
Equity/Interest rate option contracts	Investments in unaffiliated issuers, at value	Options written, at value
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2021:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at September 30, 2021
High Yield Fund	$—	$—	$—	$115,589	$—	$115,589
Core Bond Fund	46,436	—	1,676,875	213,856	3,562,083	5,499,250
Municipal Income Fund	656,902	—	—	—	—	656,902

Liability Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at September 30, 2021
High Yield Fund	$—	$—	$—	$940	$—	$940
Core Bond Fund	—	594,545	—	—	—	594,545

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared swap agreements as reported on the Schedules of Investments. For centrally-cleared swap agreements, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate option contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written
Interest rate/Credit swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total
High Yield Fund	$—	$2,273,490	$—	$—	$(15,405)	$—	$2,258,085
Core Bond Fund	1,235,166	2,790,191	—	2,581,841	4,367,254	—	10,974,452
Municipal Income Fund	(305,430)	—	—	—	—	—	(305,430)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total
High Yield Fund	$—	$(59,854)	$—	$—	$117,119	$—	$57,265
Core Bond Fund	(717,275)	(1,418,425)	141,325	140,000	(4,132,180)	770,182	(5,216,373)
Municipal Income Fund	656,902	—	—	—	—	—	656,902

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$115,589	$—	$115,589	$—	$—	$115,589
Core Bond Fund	Forward foreign currency exchange contracts	213,856	—	213,856	—	(22,846)	191,010
Core Bond Fund	Options Purchased	5,238,958	—	5,238,958	—	(763,456)	4,475,502

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NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$940	$—	$940	$—	$—	$940
Core Bond Fund	Options Written	584,375	—	584,375	—	—	584,375

[1]	Centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Core Bond Fund	BofA Securities, Inc.	Interest rate swap agreements	$1,485,917	$—
	BofA Securities, Inc.	Reverse repurchase agreements	—	1,260,000
	Citibank, N.A.	Forward foreign currency exchange contracts, Options	—	820,000
	Goldman Sachs International	Options	—	490,000
	Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	308,726
			1,485,917	2,878,726
Municipal Income Fund	BofA Securities, Inc.	Interest rate swap agreements	17,535	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Diversified Income Fund	0.75%
High Yield Fund	0.60%
Core Bond Fund	0.39%
Municipal Income Fund	0.50%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Diversified Income Fund - A-Class	1.30%	01/29/16	02/01/23
Diversified Income Fund - C-Class	2.05%	01/29/16	02/01/23
Diversified Income Fund - P-Class	1.30%	01/29/16	02/01/23
Diversified Income Fund - Institutional Class	1.05%	01/29/16	02/01/23
High Yield Fund - A-Class	1.16%	11/30/12	02/01/23
High Yield Fund - C-Class	1.91%	11/30/12	02/01/23
High Yield Fund - P-Class	1.16%	05/01/15	02/01/23
High Yield Fund - Institutional Class	0.91%	11/30/12	02/01/23
High Yield Fund - R6-Class	0.91%	05/15/17	02/01/23
Core Bond Fund - A-Class	0.79%	11/30/12	02/01/23
Core Bond Fund - C-Class	1.54%	11/30/12	02/01/23
Core Bond Fund - P-Class	0.79%	05/01/15	02/01/23
Core Bond Fund - Institutional Class	0.50%	11/30/12	02/01/23
Municipal Income Fund - A-Class	0.80%	11/30/12	02/01/23
Municipal Income Fund - C-Class	1.55%	11/30/12	02/01/23
Municipal Income Fund - P-Class	0.80%	05/01/15	02/01/23
Municipal Income Fund - Institutional Class	0.55%	11/30/12	02/01/23

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2022	2023	2024	Total
Diversified Income Fund
A-Class	$4,237	$7,853	$8,022	$20,112
C-Class	14,152	13,188	5,885	33,225
P-Class	3,371	3,667	3,708	10,746
Institutional Class	148,929	161,912	164,958	475,799
High Yield Fund
A-Class	—	—	3,549	3,549
C-Class	—	—	497	497
P-Class	1,761	1,010	1,534	4,305
Institutional Class	—	—	14,409	14,409
R6-Class	—	—	—	—
Core Bond Fund
A-Class	114,831	101,962	98,028	314,821
C-Class	23,323	20,037	23,013	66,373
P-Class	66,557	60,229	82,001	208,787
Institutional Class	535,891	633,157	1,336,675	2,505,723
Municipal Income Fund
A-Class	153,746	194,998	233,041	581,785
C-Class	11,587	8,471	7,997	28,055
P-Class	838	1,347	1,251	3,436
Institutional Class	58,964	57,034	57,993	173,991

For the year ended September 30, 2021, GI recouped amounts from the Funds as follows:

High Yield Fund	$17,008
Core Bond Fund	15,742

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2021, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Diversified Income Fund	$39,017
High Yield Fund	37,558

For the year ended September 30, 2021, GFD retained sales charges of $337,585 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2021, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Diversified Income Fund	94%

Note 6 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2021, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at September 30, 2021	Average Balance Outstanding	Average Interest Rate
High Yield Fund	322	$1,556,749	$9,525,182	0.41%
Core Bond Fund	281	58,575,378	38,322,996	0.04%

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Reverse repurchase Agreements	$1,556,749	$—	$1,556,749	$(1,556,749)	$—	$—
Core Bond Fund	Reverse repurchase Agreements	58,575,378	—	58,575,378	(58,575,378)	—	—

As of September 30, 2021, the High Yield Fund and the Core Bond Fund had $1,566,749 and $58,575,378, respectively, in reverse repurchase agreements outstanding with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Fund	Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
High Yield Fund	Credit Suisse	(2.00%)	Open Maturity	$128,791
		(1.50%)	Open Maturity	1,427,958
				$1,556,749
Core Bond Fund	J.P. Morgan	(0.09%)	10/01/21	$29,287,926
	Bank of America	(0.06%)	10/01/21	29,287,452
				$58,575,378

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Funds:

Fund	Asset Type	Overnight and Continuous	Up to 30 days	Total
High Yield Fund	Corporate Bonds	$1,556,749	$—	$1,556,749
Gross amount of recoginized liabilities for reverse repurchase agreements		$1,556,749	$—	$1,556,749
Core Bond Fund	U.S. Government Securities	$—	$58,575,378	$58,575,378
Gross amount of recoginized liabilities for reverse repurchase agreements		$—	$58,575,378	$58,575,378

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Tax-Exempt Income	Return of Capital	Total Distributions
Diversified Income Fund	$238,449	$—	$—	$—	$238,449
High Yield Fund	17,921,274	—	—	1,070,238	18,991,512
Core Bond Fund	65,247,275	8,427,954	—	—	73,675,229
Municipal Income Fund	—	111,351	1,376,752	—	1,488,103

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Tax-Exempt Income	Total Distributions
Diversified Income Fund	$230,515	$21,270	$—	$251,785
High Yield Fund	23,332,303	—	—	23,332,303
Core Bond Fund	24,366,675	—	—	24,366,675
Municipal Income Fund	—	—	1,256,306	1,256,306

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2021 were as follows:

Fund	Undistributed Ordinary Income		Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Diversified Income Fund	$19,423		$—	$763,735	$(3,725)	$(12,744)	$766,689
High Yield Fund	—		—	8,033,405	(23,222,807)	(1,199,173)	(16,388,575)
Core Bond Fund	10,835,129		13,626,451	33,281,005	—	(3,108,428)	54,634,157
Municipal Income Fund	108,694	*	309,370	3,956,211	—	(112,949)	4,261,326

*	For Municipal Income Fund, the amount shown represents Undistributed Tax-Exempt Income.

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2021, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Diversified Income Fund	$(3,725)	$—	$(3,725)
High Yield Fund	—	(23,191,229)	(23,191,229)

For the year ended September 30, 2021, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Diversified Income Fund	$298,126
High Yield Fund	5,400,917
Municipal Income Fund	10,477

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements and CLO securities, foreign currency gains and losses, the “mark-to-market” of certain derivatives, losses deferred due to wash sales, the deferral of qualified late-year losses, reclassification of distributions received, distributions in connection with redemption of fund shares, dividends payable, and the “mark-to-market” or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of bond premium/discount amortization, net operating losses, paydown reclasses, non-deductible expenses, income accruals on certain investments, and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Diversified Income Fund	$(921)	$921
Core Bond Fund	5,308,891	(5,308,891)
Municipal Income Fund	(622)	622

At September 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Diversified Income Fund	$6,825,403	$768,666	$(4,931)	$763,735
High Yield Fund	375,876,629	12,076,276	(4,042,546)	8,033,730
Core Bond Fund	1,694,837,502	46,765,583	(13,488,741)	33,276,842
Municipal Income Fund	74,753,036	4,375,200	(418,989)	3,956,211

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2021, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2021:

Fund	Ordinary	Capital
High Yield Fund	$(31,578)	$—

Note 8 – Securities Transactions

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Diversified Income Fund	$3,859,092	$3,590,696
High Yield Fund	329,135,701	360,524,453
Core Bond Fund	1,342,201,721	1,285,481,338
Municipal Income Fund	19,230,582	16,506,378

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Core Bond Fund	$363,508,174	$321,086,552

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
High Yield Fund	$3,024,006	$95,287,059	$4,815,610
Core Bond Fund	28,909,242	57,508,857	3,367,799

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of September 30, 2021. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2021, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
High Yield Fund
	Eisner Advisory Group	07/28/28	$40,909	$—
	Medline Industries, Inc.	08/06/22	4,000,000	—
	National Mentor Holdings, Inc.	03/02/28	35,733	163
	Pro Mach Group, Inc.	08/31/28	104,749	—
	PT Intermediate Holdings III LLC	10/15/25	47,489	223
	SCP Eye Care Services LLC	03/16/28	188,352	236
	Taxware Holdings (Sovos Compliance LLC)	08/11/28	110,445	—
			$4,527,677	$622
Core Bond Fund
	CTL Logistics	08/10/42	$357,219	$9,752
	Service Logic Acquisition, Inc.	10/29/27	145,896	—
	Venture Global Calcasieu Pass LLC	08/19/26	427,737	23,526
	KKR Core Holding Company LLC	07/15/31	4,200,000	—
			$5,130,852	$33,278

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
High Yield Fund	Basic Energy Services, Inc.
	due 10/15/23[2]	09/25/18	$1,219,360	$91,875
	Mirabela Nickel Ltd.
	due 06/24/19[2]	12/31/13	252,369	13,906
			$1,471,729	$105,781

Core Bond Fund	Central Storage Safety Project Trust
	4.82% due 02/01/38	03/20/18	$993,465	$1,093,342
	Copper River CLO Ltd.
	2007-1A, due 01/20/21[1]	05/09/14	19,627	23,961
			$1,013,092	$1,117,303

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]	Security is in default of interest and/or principal obligations.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 1, 2021, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2021.

On October 1, 2021, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 12 – COVID-19

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Diversified Income Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund (formerly, Guggenheim Investment Grade Bond Fund) and Guggenheim Municipal Income Fund and the Board of Trustees of Guggenheim Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Diversified Income Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund (formerly, Guggenheim Investment Grade Bond Fund) and Guggenheim Municipal Income Fund (collectively referred to as the “Funds”), (four of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedules of investments, as of September 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting Guggenheim Funds Trust) at September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2021

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Municipal Income Fund designates $1,376,752 as tax-exempt interest income according to IRC Section 852(b)(5)(A).

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2021, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2021, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Diversified Income Fund	20.26%	19.16%	45.52%	0.00%
High Yield Fund	4.38%	4.27%	82.15%	0.00%
Core Bond Fund	1.91%	1.78%	57.84%	100.00%

With respect to the taxable year ended September 30, 2021, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Core Bond Fund	$8,427,954	$5,308,891
Municipal Income Fund	111,351	—

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

OTHER INFORMATION (Unaudited)(continued)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.4 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 26, 2021.

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OTHER INFORMATION (Unaudited)(continued)

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.5 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2021.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 81st and 91st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings were in the 87th and 89th percentiles, respectively, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd percentile of its performance universe for the three-year period ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee noted that the Fund’s three-year performance ranking had not improved as of March 31, 2021, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

High Yield Fund: The returns of the Fund’s Institutional Class shares ranked in the 46th and 79th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably lower duration and average maturity and an underweight to credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, contributed to relative underperformance. The Committee noted management’s statement that, although the Fund experienced strong downside protection in the first quarter of 2020, the Fund’s continued lower exposure to the most speculative names, which outperformed for the remainder of 2020, hurt relative performance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given deteriorating credit fundamentals and

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OTHER INFORMATION (Unaudited)(continued)

disproportionately tight markets and that more attractive risk-adjusted returns will be realized when volatility and downside risk increases. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 34th and 70th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year period. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, the Fund underperformed relative to its peers for the remainder of 2020 due to lack of upside participation. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 40th and 43rd percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal, regulatory and operational risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2020. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (53rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Mid Growth Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group, which the Committee noted was largely driven by the relatively small size of the Fund and the higher other operating expense ratio in comparison to its peers.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (79th, 100th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

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OTHER INFORMATION (Unaudited)(continued)

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

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OTHER INFORMATION (Unaudited)(concluded)

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	157	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	157	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	157	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments. Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk.
In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

9.30.2021

Guggenheim Funds Annual Report

Guggenheim SMid Cap Value Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
GUGGENHEIM SMID CAP VALUE FUND	9
NOTES TO FINANCIAL STATEMENTS	27
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
OTHER INFORMATION	39
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	52
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	59
LIQUIDITY RISK MANAGEMENT PROGRAM	63

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim SMid Cap Value Fund (the “Fund”) for the annual fiscal period ended September 30, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2021

The SMid Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2021

In the 12 months ending September 30, 2021, the equity market experienced a relatively steady upward climb that reversed amid seasonal pressures, inflation worry, and market uncertainty about the economic damage brought about by the potential emergence of new COVID variants.

The ten-year Treasury climbed 83 basis points to 1.52% from 0.69% over the period. Treasury yields posted their biggest rise in months following the Federal Open Market Committee (“FOMC”) meeting in September, at which Chair Powell noted that inflation would be higher and last longer than previously expected. Treasury yields continued to rise toward the end of the month.

Reports circulating in September about the inability of Evergrande, China’s second largest real estate development company, to repay an installment on its approximately $300 billion in debt sparked panic in credit markets in Asia. There was chatter about an Evergrande bankruptcy, a la Lehman Brothers, that would ignite a conflagration that could ravage China’s debt-reliant economy and spread across the world, triggering another global financial crisis. Others saw echoes of the collapse of Long-Term Capital Management, the highly leveraged hedge fund that collapsed in 1998 and required a bailout and debt rewind managed by the Federal Reserve (the “Fed”) to quell fears of a global financial meltdown.

As the month of September progressed and the Chinese government stepped in with liquidity and behind-the-scenes pressure on state-owned and state-backed enterprises to purchase Evergrande assets, tensions eased, but the question remains as to what ultimately will become of Evergrande. The most likely outcome is a “controlled fire” approach in which the government attempts to limit the contagion of Evergrande’s woes by propping up the company until its debts are restructured and reshuffled, its projects completed by others, and its properties sold off.

As Evergrande troubles captured the world’s attention, the September FOMC meeting made it clear that the Fed was not overly worried, at least not enough to push back its forecasted rate hikes. In fact, the tone of the meeting was somewhat hawkish, with the month’s Summary of Economic Projections revealing that half the committee members penciled in a rate hike for 2022. That would give them a policy option should elevated inflation turn out to be less temporary than expected. It also implies that a tapering of asset purchases would be completed sooner rather than later—a timetable corroborated when Chair Powell gave the strongest indication yet that tapering may start in November and for the first time suggested that asset purchases could conclude by mid-2022.

Markets reacted favorably to the Fed’s relatively sanguine view of the Evergrande situation, perhaps breathing a sigh of relief that it considers the problem insufficiently dangerous either to warrant action or to delay the normalization of rates in the United States. Interestingly, in place of several instances of the word “transitory” in the four previous FOMC press conference transcripts, the September transcript included no mention of the word, which may help explain the hawkish tilt to the meeting. Regarding the path for rates, half of FOMC members now see at least one hike in 2022, up from 39 percent in June. The median FOMC participant now sees in excess of six cumulative hikes through 2024, signaling an acknowledgement of intensifying supply side pressures and a labor market that could be at full employment within the next year.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2021

For the 12-month period ended September 30, 2021, the S&P 500® Index* returned 30.00%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 26.29%. The return of the MSCI Emerging Markets Index* was 18.58%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -0.90% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.28%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2021 and ending September 30, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.19%	(0.68%)	$ 1,000.00	$ 993.20	$ 5.95
C-Class	2.02%	(1.07%)	1,000.00	989.30	10.07
P-Class	1.27%	(0.74%)	1,000.00	992.60	6.34
Institutional Class	1.02%	(0.56%)	1,000.00	994.40	5.10

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.19%	5.00%	$ 1,000.00	$ 1,019.10	$ 6.02
C-Class	2.02%	5.00%	1,000.00	1,014.94	10.20
P-Class	1.27%	5.00%	1,000.00	1,018.70	6.43
Institutional Class	1.02%	5.00%	1,000.00	1,019.95	5.16

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2021 to September 30, 2021.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders:

Guggenheim SMid Cap Value Fund is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2021.

For the year ended September 30, 2021, Guggenheim SMid Cap Value Fund returned 44.65%1, compared with the Russell 2500® Value Index, which returned 54.38%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained, volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Rising interest rates, the reopening of the economy following the pandemic, and a historically wide valuation gap between growth and value sectors were among the factors that, in a reversal from the last few years, saw value stocks solidly outperform growth stocks over the period, particularly in the small capitalization space. Early on, the smallest and most sensitive to an improving economy advanced the most, but larger, more growth-focused names stepped up as the market grew concerned about the Delta variant, peak profitability, rising input prices, logistical challenges, and shortages. The Fund, which tends to own the larger, higher quality, and more growthy companies in the benchmark, lagged its benchmark at times throughout the period.

The largest headwind to the Fund was stock selection in the Information Technology and Industrials sectors, as earnings reports of companies indicated supply chain issues, cost input inflation, or impairments related to Hurricane Ida. In Technology, communication equipment names as well as the hand-set chip suppliers were weak, as component availability either impaired the ability to get sufficient product out the door or delayed customer orders. Stocks that fell from highs in the period included Infinera Corp., Qorvo, Inc., and Skyworks Solutions. Equities in the Industrials sector declined 10 percentage points more than those in the benchmark, led by Parsons Corp., which reported a 56% decline in operating income for the summer quarter due to reserves taken on federal solutions and critical infrastructure programs, and Enersys, which fell on raw material cost inflation and availability issues.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

Selection in REITs was poor against the benchmark, offset by a beneficial underweighting to the sector. A lack of exposure to cyclical office retail REITs and an overweighting to healthcare REITs was entirely the cause, as opposed to any issues with individual companies. A large position in mediocre performer Physicians REIT was the main individual detractor.

Selection in Financials was also a negative influence in the period. An over-exposure to insurance and reinsurance names was detrimental as the market feared the impact of Hurricane Ida and other storms. Alleghany Corp. fell on these concerns. A bright spot was Pinnacle Financial Partners, which had strong earnings growth during the year.

Also detracting from performance was the fact that the Fund did not own Gamestop and AMC, volatile meme stocks that soared earlier in 2021, based on the view that the companies’ earnings fundamentals did not justify their valuations.

A positive contribution from underweighting the Health Care sector was offset by poor selection, led by Emergent BioSolutions, which fell as the company in a manufacturing contract for Johnson and Johnson’s vaccine had to dispose of millions of contaminated doses. The company’s facility has subsequently corrected the outstanding issues at the facility and is once again manufacturing. Not owning hospitals or life science tools companies also detracted from performance. Evolent Health was a large individual contributor in the sector, rising on speculation that the company could become a takeover target after involvement by activist investors.

The leading contributors to relative performance for the year were stock selection in Consumer Discretionary and Consumer Staples. In Consumer Discretionary, the Fund was helped by holdings in retailers selling apparel (Abercrombie & Fitch), autos and auto parts (Penske Automotive, LKQ Corp.), and sporting equipment (Dick’s Sporting Goods). Meritage Homes detracted from performance; investors became cautious on the sector as homebuilders faced higher raw materials costs and concerns over affordability. Consumer Staples names in the Fund also outgained those in the benchmark, led by Bunge, one of the Fund’s largest holdings.

Selection in Energy was also a relative contributor to performance, as the sector benefitted from the rise in price of both oil and natural gas. An emphasis on exploration and production companies was helpful, especially for natural gas-oriented Range Resources. Another significant contributor was Parsley Energy, an oil and gas company which was acquired by Pioneer Natural Resources during the period.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities.

Over the period, the Fund’s largest sector overweights on average relative to the benchmark were in Staples, Materials, Industrials, and Utilities. The Fund’s largest sector underweights were in REITs, Financials, and Health Care.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2021

Portfolio and Market Outlook

The market outlook is indeed murkier than usual. The expectation of a government and a Federal Reserve willing to do whatever is necessary to help the economy and the markets will need to meet the growing limitations that an increasingly indebted nation must eventually face. However, near term benefits of stimulus money and a Federal Reserve willing to commit to near zero interest rates for an indefinite period suggest a buoyant near-term outlook. The eventual outcome of the stimulus bill being debated in Congress and the Fed’s tapering process also promise to be significant but unpredictable market movers.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

GUGGENHEIM SMID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	January 3, 2020

Ten Largest Holdings (% of Total Net Assets)
Pioneer Natural Resources Co.	2.8%
Bunge Ltd.	2.4%
Range Resources Corp.	2.2%
Evolent Health, Inc. — Class A	2.2%
First Horizon Corp.	2.2%
Alleghany Corp.	2.0%
LKQ Corp.	2.0%
Physicians Realty Trust	1.6%
Rexnord Corp.	1.5%
Huntsman Corp.	1.5%
Top Ten Total	20.4%

“Ten Largest Holdings” excludes any temporary cash investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	10 Year
A-Class Shares	44.65%	10.93%	11.81%
A-Class Shares with sales charge‡	37.78%	9.86%	11.27%
C-Class Shares	43.48%	10.04%	10.95%
C-Class Shares with CDSC§	42.48%	10.04%	10.95%
Institutional Class Shares[1]	44.92%	11.16%	12.19%
Russell 2500 Value Index	54.38%	10.49%	13.35%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	44.55%	10.87%	9.19%
Russell 2500 Value Index	54.38%	10.49%	9.06%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to difference in fee structures.

[1]

The Institutional Class shares commenced operations on January 3, 2020 in connection with the reorganization of the SMid Cap Value Institutional Fund. The performance of the Institutional Class shares of the Fund for periods prior to January 3, 2020 reflects the performance of the Guggenheim SMid Cap Value Institutional Fund. The returns for the SMid Cap Value Institutional Fund have not been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	September 30, 2021
SMID CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 98.0%

Financial - 23.8%
First Horizon Corp.	574,471	$9,358,133
Alleghany Corp.*	13,849	8,647,454
Physicians Realty Trust REIT	382,791	6,744,778
Alexandria Real Estate Equities, Inc. REIT	33,157	6,335,308
Voya Financial, Inc.	87,970	5,400,478
VICI Properties, Inc. REIT	165,679	4,706,940
BOK Financial Corp.	51,259	4,590,244
Sun Communities, Inc. REIT	24,554	4,544,945
STAG Industrial, Inc. REIT	112,390	4,411,308
Prosperity Bancshares, Inc.	61,965	4,407,570
Radian Group, Inc.	190,807	4,335,135
Stifel Financial Corp.	61,030	4,147,599
KeyCorp	168,845	3,650,429
Unum Group	134,415	3,368,440
Axis Capital Holdings Ltd.	70,346	3,238,730
Apple Hospitality REIT, Inc.	191,498	3,012,264
GoHealth, Inc. — Class A*	576,392	2,899,252
Zions Bancorp North America	43,006	2,661,641
Old Republic International Corp.	109,037	2,522,026
Medical Properties Trust, Inc. REIT	124,560	2,499,919
Heartland Financial USA, Inc.	48,817	2,347,121
Park Hotels & Resorts, Inc. REIT*	119,020	2,278,043
Gaming and Leisure Properties, Inc. REIT	46,248	2,142,207
Virtu Financial, Inc. — Class A	85,662	2,092,722
Heritage Insurance Holdings, Inc.	280,423	1,909,680
Total Financial		102,252,366

Industrial - 21.2%
Rexnord Corp.	102,246	6,573,395
Jacobs Engineering Group, Inc.	45,754	6,063,777
Graphic Packaging Holding Co.	279,720	5,325,869
Johnson Controls International plc	76,754	5,225,412
Knight-Swift Transportation Holdings, Inc.	99,408	5,084,719
EnerSys	68,081	5,067,950
Plexus Corp.*	50,906	4,551,505
Valmont Industries, Inc.	18,655	4,386,164
Kirby Corp.*	90,242	4,328,007
Colfax Corp.*	93,835	4,307,026
Littelfuse, Inc.	15,724	4,296,897
Altra Industrial Motion Corp.	75,605	4,184,737
Energizer Holdings, Inc.	94,764	3,700,534
PGT Innovations, Inc.*	186,565	3,563,391
Southwest Gas Holdings, Inc.	50,360	3,368,077
Curtiss-Wright Corp.	25,342	3,197,654
Terex Corp.	74,032	3,116,747
Owens Corning	32,815	2,805,683
GATX Corp.	27,068	2,424,210
Kennametal, Inc.	66,439	2,274,207
Advanced Energy Industries, Inc.	24,186	2,122,322
Park Aerospace Corp.	143,193	1,958,880
II-VI, Inc.*	32,071	1,903,735
Howmet Aerospace, Inc.	37,205	1,160,796
Total Industrial		90,991,694

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
SMID CAP VALUE FUND

	Shares	Value
Consumer, Cyclical - 13.9%
LKQ Corp.*	169,119	$8,510,068
Avient Corp.	109,330	5,067,445
Kohl’s Corp.	96,304	4,534,955
Alaska Air Group, Inc.*	75,819	4,442,994
PVH Corp.*	42,818	4,401,262
KAR Auction Services, Inc.*	261,709	4,289,411
MSC Industrial Direct Company, Inc. — Class A	52,550	4,213,985
Ralph Lauren Corp. — Class A	31,603	3,509,197
Abercrombie & Fitch Co. — Class A*	88,592	3,333,717
Methode Electronics, Inc.	62,648	2,634,349
DR Horton, Inc.	29,990	2,518,260
Dick’s Sporting Goods, Inc.	17,203	2,060,403
Dana, Inc.	91,572	2,036,561
Penske Automotive Group, Inc.	20,167	2,028,800
Newell Brands, Inc.	82,513	1,826,838
Lakeland Industries, Inc.*	82,219	1,726,599
Zumiez, Inc.*	30,721	1,221,467
La-Z-Boy, Inc.	30,826	993,522
Total Consumer, Cyclical		59,349,833

Consumer, Non-cyclical - 11.2%
Bunge Ltd.	128,258	10,429,941
Encompass Health Corp.	72,511	5,441,225
Ingredion, Inc.	60,823	5,413,855
Henry Schein, Inc.*	59,134	4,503,645
Central Garden & Pet Co. — Class A*	100,456	4,319,608
US Foods Holding Corp.*	104,944	3,637,359
Integer Holdings Corp.*	40,418	3,610,944
Tyson Foods, Inc. — Class A	44,697	3,528,381
Emergent BioSolutions, Inc.*	53,452	2,676,342
J M Smucker Co.	18,610	2,233,759
Pacira BioSciences, Inc.*	37,350	2,091,600
Total Consumer, Non-cyclical		47,886,659

Technology - 7.5%
Evolent Health, Inc. — Class A*	302,928	9,390,768
DXC Technology Co.*	144,637	4,861,249
Science Applications International Corp.	54,403	4,654,721
Leidos Holdings, Inc.	45,214	4,346,422
Skyworks Solutions, Inc.	20,517	3,380,791
Qorvo, Inc.*	20,214	3,379,579
Parsons Corp.*	66,700	2,251,792
Total Technology		32,265,322

Basic Materials - 6.8%
Huntsman Corp.	221,662	6,558,978
Westlake Chemical Corp.	54,340	4,952,548
Ashland Global Holdings, Inc.	41,548	3,702,758
Element Solutions, Inc.	156,948	3,402,633
Reliance Steel & Aluminum Co.	22,854	3,254,867
Kraton Corp.*	69,755	3,183,618
Nucor Corp.	22,336	2,199,872
Commercial Metals Co.	65,341	1,990,287
Total Basic Materials		29,245,561

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
SMID CAP VALUE FUND

	Shares	Value
Energy - 6.4%
Pioneer Natural Resources Co.	72,588	$12,086,627
Range Resources Corp.*	418,464	9,469,840
Patterson-UTI Energy, Inc.	668,139	6,013,251
HydroGen Corp.*,†††,1	1,265,700	2
Total Energy		27,569,720

Communications - 5.1%
Infinera Corp.*	668,796	5,564,383
TEGNA, Inc.	245,076	4,832,899
Viavi Solutions, Inc.*	282,669	4,449,210
Ciena Corp.*	60,437	3,103,440
FireEye, Inc.*	163,784	2,915,355
ViacomCBS, Inc. — Class B	26,420	1,043,854
Total Communications		21,909,141

Utilities - 2.1%
Black Hills Corp.	54,696	3,432,721
Pinnacle West Capital Corp.	42,487	3,074,359
Spire, Inc.	42,220	2,583,020
Total Utilities		9,090,100

Total Common Stocks
(Cost $338,434,183)		420,560,396

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,2	1,652,084	482

Total Convertible Preferred Stocks
(Cost $1,577,634)		482

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.*	516,551	371,917
Total Rights
(Cost $—)		371,917

MONEY MARKET FUND† - 1.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	7,822,677	7,822,677
Total Money Market Fund
(Cost $7,822,677)		7,822,677

Total Investments - 99.9%
(Cost $347,834,494)		$428,755,472
Other Assets & Liabilities, net - 0.1%		462,826
Total Net Assets - 100.0%		$429,218,298

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of September 30, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
SMID CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$420,560,394	$—	$2	$420,560,396
Convertible Preferred Stocks	—	—	482	482
Rights	371,917	—	—	371,917
Money Market Fund	7,822,677	—	—	7,822,677
Total Assets	$428,754,988	$—	$484	$428,755,472

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/21	Shares 09/30/21
Common Stock
HydroGen Corp.*	$2	$—	$—	$—	$—	$2	1,265,700

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STATEMENT OF ASSETS AND LIABILITIES
SMID CAP VALUE FUND

September 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $347,831,963)	$428,755,470
Investments in affiliated issuers, at value (cost $2,531)	2
Prepaid expenses	36,913
Receivables:
Securities sold	5,438,514
Dividends	712,430
Fund shares sold	197,164
Foreign tax reclaims	303
Interest	41
Total assets	435,140,837

Liabilities:
Payable for:
Securities purchased	4,780,900
Fund shares redeemed	580,793
Management fees	251,834
Distribution and service fees	75,322
Transfer agent/maintenance fees	41,876
Fund accounting/administration fees	26,777
Trustees’ fees*	4,181
Due to Investment Adviser	51
Miscellaneous	160,805
Total liabilities	5,922,539
Net assets	$429,218,298

Net assets consist of:
Paid in capital	$307,540,559
Total distributable earnings (loss)	121,677,739
Net assets	$429,218,298

A-Class:
Net assets	$315,323,070
Capital shares outstanding	8,297,901
Net asset value per share	$38.00
Maximum offering price per share (Net asset value divided by 95.25%)	$39.90

C-Class:
Net assets	$10,015,140
Capital shares outstanding	403,066
Net asset value per share	$24.85

P-Class:
Net assets	$6,907,489
Capital shares outstanding	183,375
Net asset value per share	$37.67

Institutional Class:
Net assets	$96,972,599
Capital shares outstanding	7,808,715
Net asset value per share	$12.42

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SMID CAP VALUE FUND

Year Ended September 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$7,273,105
Interest	594
Total investment income	7,273,699

Expenses:
Management fees	3,162,515
Distribution and service fees:
A-Class	784,410
C-Class	129,317
P-Class	18,150
Transfer agent/maintenance fees:
A-Class	228,001
C-Class	22,249
P-Class	8,715
Institutional Class	96,841
Fund accounting/administration fees	288,997
Professional fees	67,877
Trustees’ fees*	26,430
Line of credit fees	18,607
Custodian fees	12,630
Miscellaneous	170,313
Recoupment of previously waived fees:
C-Class	17
P-Class	5,439
Total expenses	5,040,508
Less:
Expenses reimbursed by Adviser:
A-Class	(9,687)
C-Class	(4,260)
P-Class	(2,971)
Institutional Class	(28,324)
Expenses waived by Adviser	(103)
Total waived/reimbursed expenses	(45,345)
Net expenses	4,995,163
Net investment income	2,278,536

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$49,091,986
Net realized gain	49,091,986
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	89,702,415
Net change in unrealized appreciation (depreciation)	89,702,415
Net realized and unrealized gain	138,794,401
Net increase in net assets resulting from operations	$141,072,937

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

STATEMENTS OF CHANGES IN NET ASSETS
SMID CAP VALUE FUND

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,278,536	$5,810,547
Net realized gain (loss) on investments	49,091,986	(3,604,141)
Net change in unrealized appreciation (depreciation) on investments	89,702,415	(48,873,555)
Net increase (decrease) in net assets resulting from operations	141,072,937	(46,667,149)

Distributions to shareholders:
A-Class	—	(13,545,510)
C-Class	—	(1,423,333)
P-Class	—	(560,321)
Return of capital
A-Class	—	(423,603)
C-Class	—	(33,103)
P-Class	—	(16,100)
Total distributions to shareholders	—	(16,001,970)

Capital share transactions:
Proceeds from sale of shares
A-Class	20,445,417	17,615,688
C-Class	1,277,246	594,137
P-Class	858,767	574,319
Institutional Class	31,236,075	33,393,908 *
Distributions reinvested
A-Class	—	13,561,746
C-Class	—	1,311,431
P-Class	—	576,421
Institutional Class	—	— *
Net proceeds from the issuance of shares due to merger[a]	—	66,601,569 *
Cost of shares redeemed
A-Class	(54,126,198)	(80,108,800)
C-Class	(11,088,501)	(14,705,656)
P-Class	(4,270,396)	(5,966,542)
Institutional Class	(21,979,519)	(26,177,847)*
Net increase (decrease) from capital share transactions	(37,647,109)	7,270,374
Net increase (decrease) in net assets	103,425,828	(55,398,745)

Net assets:
Beginning of year	325,792,470	381,191,215
End of year	$429,218,298	$325,792,470

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
SMID CAP VALUE FUND

	Year Ended September 30, 2021	Year Ended September 30, 2020
Capital share activity:
Shares sold
A-Class	561,341	668,823
C-Class	52,040	30,801
P-Class	23,190	21,752
Institutional Class	2,623,977	3,796,574 *
Shares issued from reinvestment of distributions
A-Class	—	433,009
C-Class	—	63,136
P-Class	—	18,546
Issuance of shares due to merger[a]	—	6,532,159
Shares redeemed
A-Class	(1,516,668)	(2,853,016)
C-Class	(473,341)	(793,779)
P-Class	(133,809)	(214,531)
Institutional Class	(1,907,686)	(3,236,309)*
Net increase (decrease) in shares	(770,956)	4,467,165

*	Since commencement of operations, as of close of business January 3, 2020.
[a]	Fund merger — See Note 7.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$26.27	$30.52	$36.20	$35.37	$30.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.46	.22	.06	.03
Net gain (loss) on investments (realized and unrealized)	11.54	(3.37)	(1.89)	3.37	6.09
Total from investment operations	11.73	(2.91)	(1.67)	3.43	6.12
Less distributions from:
Net investment income	—	(.26)	(.03)	—	(.37)
Net realized gains	—	(1.04)	(3.98)	(2.60)	(.65)
Return of capital	—	(.04)	—	—	—
Total distributions	—	(1.34)	(4.01)	(2.60)	(1.02)
Net asset value, end of period	$38.00	$26.27	$30.52	$36.20	$35.37

Total Return[b]	44.65%	(10.25%)	(2.51%)	10.05%	20.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$315,323	$243,072	$335,806	$392,495	$396,408
Ratios to average net assets:
Net investment income (loss)	0.53%	1.64%	0.72%	0.17%	0.11%
Total expenses[c]	1.20%	1.25%	1.23%	1.26%	1.27%
Net expenses[d,e,f]	1.19%	1.24%	1.23%	1.26%	1.27%
Portfolio turnover rate	34%	41%	45%	54%	55%

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$17.32	$20.48	$26.05	$26.33	$22.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	.16	(.02)	(.17)	(.17)
Net gain (loss) on investments (realized and unrealized)	7.59	(2.22)	(1.57)	2.49	4.55
Total from investment operations	7.53	(2.06)	(1.59)	2.32	4.38
Less distributions from:
Net investment income	—	(.03)	—	—	(.18)
Net realized gains	—	(1.04)	(3.98)	(2.60)	(.65)
Return of capital	—	(.03)	—	—	—
Total distributions	—	(1.10)	(3.98)	(2.60)	(.83)
Net asset value, end of period	$24.85	$17.32	$20.48	$26.05	$26.33

Total Return[b]	43.48%	(10.95%)	(3.35%)	9.22%	19.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,015	$14,276	$31,221	$52,996	$87,508
Ratios to average net assets:
Net investment income (loss)	(0.27%)	0.86%	(0.11%)	(0.65%)	(0.68%)
Total expenses[c]	2.05%	2.14%	2.07%	2.03%	2.07%
Net expenses[d,e,f]	2.02%	2.07%	2.06%	2.03%	2.06%
Portfolio turnover rate	34%	41%	45%	54%	55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$26.06	$30.25	$35.94	$35.15	$30.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.46	.19	.05	.01
Net gain (loss) on investments (realized and unrealized)	11.46	(3.37)	(1.88)	3.34	6.08
Total from investment operations	11.61	(2.91)	(1.69)	3.39	6.09
Less distributions from:
Net investment income	—	(.20)	(.02)	—	(.47)
Net realized gains	—	(1.04)	(3.98)	(2.60)	(.65)
Return of capital	—	(.04)	—	—	—
Total distributions	—	(1.28)	(4.00)	(2.60)	(1.12)
Net asset value, end of period	$37.67	$26.06	$30.25	$35.94	$35.15

Total Return	44.55%	(10.30%)	(2.61%)	10.03%	20.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,907	$7,662	$14,165	$19,889	$22,203
Ratios to average net assets:
Net investment income (loss)	0.43%	1.64%	0.63%	0.13%	0.02%
Total expenses[c]	1.32%	1.33%	1.35%	1.35%	1.25%
Net expenses[d,e,f]	1.28%	1.31%	1.32%	1.28%	1.23%
Portfolio turnover rate	34%	41%	45%	54%	55%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2021	Period Ended Sept. 30, 2020[g]
Per Share Data
Net asset value, beginning of period	$8.57	$10.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.11
Net gain (loss) on investments (realized and unrealized)	3.77	(1.74)
Total from investment operations	3.85	(1.63)
Net asset value, end of period	$12.42	$8.57

Total Return	44.92%	(15.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96,973	$60,783
Ratios to average net assets:
Net investment income (loss)	0.70%	1.87%
Total expenses[c]	1.06%	1.09%
Net expenses[d,e,f]	1.02%	1.03%
Portfolio turnover rate	34%	41%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

FINANCIAL HIGHLIGHTS (concluded)
SMID CAP VALUE FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests, if any.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.00%	0.00%*	0.00%*	0.01%	0.00%*
C-Class	0.00%*	0.00%*	0.01%	0.01%	0.00%*
P-Class	0.07%	0.01%	0.04%	0.04%	0.00%*
Institutional Class	0.00%	0.00%*,g	N/A	N/A	N/A

	*	Less than 0.01%
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.19%	1.24%	1.23%	1.26%	1.25%
C-Class	2.01%	2.07%	2.06%	2.03%	2.04%
P-Class	1.28%	1.30%	1.32%	1.28%	1.21%
Institutional Class	1.02%	1.03%[g]	N/A	N/A	N/A

[g]	Since commencement of operations: January 3, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Guggenheim SMid Cap Value Fund (the “Fund”), a diversified investment company. At September 30, 2021, A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Fund.

Security Investors, LLC, which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2021, are disclosed in the Statement of Operations.

(g) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at September 30, 2021.

(h) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.30%[1]	01/03/20	02/01/23
C-Class	2.05%[1]	01/03/20	02/01/23
P-Class	1.30%[1]	01/03/20	02/01/23
Institutional Class	1.05%	01/03/20	02/01/23

[1]	Prior to January 3, 2020, the expense limit for A-Class, C-Class and P-Class shares of the Fund was 1.42%, 2.12% and 1.32%, respectively.

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	2022	2023	2024	Total
A-Class	$—	$19,600	$9,790	$29,390
C-Class	1,135	15,935	4,260	21,330
P-Class	765	2,961	2,971	6,697
Institutional Class	—	26,262	28,324	54,586

For the year ended September 30, 2021, GI recouped $5,456 from the Fund.

For the year ended September 30, 2021, GFD retained sales charges of $337,585 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services,

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$8,292,712	$7,236,452	$472,806	$16,001,970

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2021 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$14,921,793	$26,105,304	$80,650,642	$—	$121,677,739

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2021, the Fund had no capital loss carryforwards.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, and distributions in connection with redemption of fund shares. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2021 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$2,785,048	$(2,785,048)

At September 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$348,104,830	$93,467,881	$(12,817,239)	$80,650,642

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Purchases	Sales
$140,356,789	$181,703,271

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 1, 2021, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2021.

On October 1, 2021, the Trust along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 7 – Merger

Effective on the close of business January 3, 2020, the Guggenheim SMid Cap Value Institutional Fund (the “Acquired Fund”) reorganized with and into newly formed Institutional Class shares of the Fund (the “Acquiring Fund”). The purpose of the reorganization was to combine two funds managed by GI with comparable investment objectives and strategies. The reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Fund

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at fair value.

In the merger, shareholders of the Acquired Fund received newly issued shares of the Acquiring Fund’s Institutional Class shares, having a NAV equal to the NAV of their holdings of the Acquired Fund’s shares as determined at the close of business on January 3, 2020, which was $10.20. Accordingly, shareholders received the same number of shares of the newly created Institutional Class of the Acquiring Fund with an equivalent value to shares of the Acquired Fund held immediately prior to the merger. As such, no share ratio conversions were required to effect this merger. Relevant details pertaining to the merger as of January 3, 2020 are as follows:

	Acquired Fund Shares prior to reorganization	Institutional Class Shares issued by Acquiring Fund	Net Assets
Acquiring Fund			$381,345,573
Acquired Fund	6,532,159	6,532,159	66,601,569
			$447,947,142

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Fund as of the date of the merger, is as follows:

Cost of investments	$61,009,544
Fair value of investments	$66,604,886
Net unrealized appreciation (depreciation) on investments	$5,595,342

Cost and Expenses

The Investment Adviser agreed to cover all costs and expenses associated with the merger (“merger fees”). No merger fees were borne by the Acquired Fund or the Acquiring Fund.

Pro Forma Results of Operations

Assuming the acquisition had been completed on October 1, 2019, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended September 30, 2020, would be as follows:

SMid Cap Value Fund
Net investment income (loss)	$6,013,737
Net realized and unrealized gains (loss)	$(48,729,551)
Change in net assets resulting from operations	$(42,715,814)

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NOTES TO FINANCIAL STATEMENTS (concluded)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Guggenheim SMid Cap Value Institutional Fund that have been included in the Fund’s Statement of Operations since January 3, 2020.

Note 8 – COVID-19

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 9 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim SMid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim SMid Cap Value Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2021

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

With respect to the taxable year ended September 30, 2021, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$—	$3,014,914

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment

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OTHER INFORMATION (Unaudited)(continued)

policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)	●	Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)
●	Guggenheim Diversified Income Fund (“Diversified Income Fund”)	●	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)
●	Guggenheim High Yield Fund (“High Yield Fund”)	●	Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)
●	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)	●	Guggenheim Limited Duration Fund (“Limited Duration Fund”)
●	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)	●	Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)
●	Guggenheim Municipal Income Fund (“Municipal Income Fund”)	●	Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)
●	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)	●	Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)
●	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)	●	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)
●	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	●	Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)
●	Guggenheim World Equity Income Fund (“World Equity Income Fund”)

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OTHER INFORMATION (Unaudited)(continued)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund””).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

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OTHER INFORMATION (Unaudited)(continued)

direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.4 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees,

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 26, 2021.

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OTHER INFORMATION (Unaudited)(continued)

expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

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OTHER INFORMATION (Unaudited)(continued)

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.5 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods,

[5]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2021.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 81st and 91st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings were in the 87th and 89th percentiles, respectively, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd percentile of its performance universe for the three-year period ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee noted that the Fund’s three-year performance ranking had not improved as of March 31, 2021, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

High Yield Fund: The returns of the Fund’s Institutional Class shares ranked in the 46th and 79th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably lower duration and average maturity and an underweight to credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, contributed to relative underperformance. The Committee noted management’s statement that, although the Fund experienced strong downside protection in the first quarter of 2020, the Fund’s continued lower exposure to the most speculative names, which outperformed for the remainder of 2020, hurt relative performance. The Committee also took into account management’s

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OTHER INFORMATION (Unaudited)(continued)

statement that the investment team believes a defensive approach is warranted given deteriorating credit fundamentals and disproportionately tight markets and that more attractive risk-adjusted returns will be realized when volatility and downside risk increases. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 34th and 70th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year period. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, the Fund underperformed relative to its peers for the remainder of 2020 due to lack of upside participation. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 40th and 43rd percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that,

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal, regulatory and operational risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional

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OTHER INFORMATION (Unaudited)(continued)

securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2020. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (53rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Mid Growth Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group, which the Committee noted was largely driven by the relatively small size of the Fund and the higher other operating expense ratio in comparison to its peers.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (79th, 100th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of

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OTHER INFORMATION (Unaudited)(continued)

the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

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OTHER INFORMATION (Unaudited)(concluded)

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	157	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	157	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (2) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	157	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

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9.30.2021

Guggenheim Funds Annual Report

Guggenheim Capital Stewardship Fund

GuggenheimInvestments.com	CSF-ANN-0921x0922

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
CAPITAL STEWARDSHIP FUND	7
NOTES TO FINANCIAL STATEMENTS	15
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
OTHER INFORMATION	21
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	27
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	32
LIQUIDITY RISK MANAGEMENT PROGRAM	35

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2021

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Capital Stewardship Fund (the “Fund”). The report covers the annual fiscal period ended September 30, 2021.

Concinnity Advisors, LP, serves as the Fund’s sub-adviser (the “Sub-Adviser”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Capital Stewardship Fund may not be suitable for all investors. ● There can be no assurance that any investment product will achieve its investment objective(s). ● There are risks associated with investing, including the entire loss of principal invested. ● Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2021

In the 12 months ending September 30, 2021, the equity market experienced a relatively steady upward climb that reversed amid seasonal pressures, inflation worry, and market uncertainty about the economic damage brought about by the potential emergence of new COVID variants.

The ten-year Treasury climbed 83 basis points to 1.52% from 0.69% over the period. Treasury yields posted their biggest rise in months following the Federal Open Market Committee (“FOMC”) meeting in September, at which Chair Powell noted that inflation would be higher and last longer than previously expected. Treasury yields continued to rise toward the end of the month.

Reports circulating in September about the inability of Evergrande, China’s second largest real estate development company, to repay an installment on its approximately $300 billion in debt sparked panic in credit markets in Asia. There was chatter about an Evergrande bankruptcy, a la Lehman Brothers, that would ignite a conflagration that could ravage China’s debt-reliant economy and spread across the world, triggering another global financial crisis. Others saw echoes of the collapse of Long-Term Capital Management, the highly leveraged hedge fund that collapsed in 1998 and required a bailout and debt rewind managed by the Federal Reserve (the “Fed”) to quell fears of a global financial meltdown.

As the month of September progressed and the Chinese government stepped in with liquidity and behind-the-scenes pressure on state-owned and state-backed enterprises to purchase Evergrande assets, tensions eased, but the question remains as to what ultimately will become of Evergrande. The most likely outcome is a “controlled fire” approach in which the government attempts to limit the contagion of Evergrande’s woes by propping up the company until its debts are restructured and reshuffled, its projects completed by others, and its properties sold off.

As Evergrande troubles captured the world’s attention, the September FOMC meeting made it clear that the Fed was not overly worried, at least not enough to push back its forecasted rate hikes. In fact, the tone of the meeting was somewhat hawkish, with the month’s Summary of Economic Projections revealing that half the committee members penciled in a rate hike for 2022. That would give them a policy option should elevated inflation turn out to be less temporary than expected. It also implies that a tapering of asset purchases would be completed sooner rather than later—a timetable corroborated when Chair Powell gave the strongest indication yet that tapering may start in November and for the first time suggested that asset purchases could conclude by mid-2022.

Markets reacted favorably to the Fed’s relatively sanguine view of the Evergrande situation, perhaps breathing a sigh of relief that it considers the problem insufficiently dangerous either to warrant action or to delay the normalization of rates in the United States. Interestingly, in place of several instances of the word “transitory” in the four previous FOMC press conference transcripts, the September transcript included no mention of the word, which may help explain the hawkish tilt to the meeting. Regarding the path for rates, half of FOMC members now see at least one hike in 2022, up from 39 percent in June. The median FOMC participant now sees in excess of six cumulative hikes through 2024, signaling an acknowledgement of intensifying supply side pressures and a labor market that could be at full employment within the next year.

For the 12-month period ended September 30, 2021, the S&P 500® Index* returned 30.00%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 26.29%. The return of the MSCI Emerging Markets Index* was 18.58%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -0.90% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.28%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2021 and ending September 30, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
	1.01%	4.41%	$ 1,000.00	$ 1,044.10	$ 5.18

Table 2. Based on hypothetical 5% return (before expenses)
	1.01%	5.00%	$ 1,000.00	$ 1,020.00	$ 5.11

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2021 to September 30, 2021.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim Capital Stewardship Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Peter Derby, Portfolio Manager at Concinnity Partners, LP, an unaffiliated Sub-adviser (the “Sub-adviser”) to the Fund. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2021.

For the one year period ended September 30, 2021, Guggenheim Capital Stewardship Fund Institutional Shares returned 25.11%, compared with the 30.00% return of its benchmark, the S&P 500 Index.

Strategy Overview

The Fund’s investment objective is to seek long-term capital appreciation. It pursues its investment objective by investing in equity securities that the Fund believes will provide attractive long-term returns relative to the S&P 500 Index. Guggenheim Partners Investment Management, LLC, the Fund’s adviser (the “Investment Adviser or Manager”), and Concinnity Advisors, LP, the Fund’s sub-adviser (the “Sub-Adviser”), believe that companies that successfully implement multi-stakeholder management systems are generally better positioned to create sustained long-term value for their shareholders than competing companies that do not implement such systems. The Investment Adviser and Sub-Adviser believe that companies implementing such systems do so by aligning the interests of all of a company’s core stakeholders, including investors, customers, employees, business partners, and communities in which a company does business.

To identify an initial universe of companies that it believes have exemplary multi-stakeholder management systems, the Sub-Adviser uses its proprietary research methodology system, which seeks to identify the components of those management systems, including, but not limited to: (1) customer loyalty; (2) employee engagement, as demonstrated by high levels of loyalty; (3) efficient use of “intangible” assets; and (4) high supplier loyalty, as demonstrated by the maturity of supply chain activities and (5) community engagement.

Performance Review

Both allocation and security selection detracted from return for the period.

The leading attribution effect was the negative contribution in Financials (-1.76%), where the Fund was underweight and had worse selection than the benchmark. Similarly, in Health Care, poor selection and an overweight made it the second-leading detractor (-1.52%), whereas an underweight in Energy, which was the best-returning sector in the benchmark, caused that sector to be the next-leading detractor (-1.18%).

Contributing to performance for the period was an overweight and better selection than the benchmark in Consumer Discretionary (+0.59%), followed by an underweight and better selection in Utilities (+0.51%).

The top individual contributors to return were Microsoft Corp., Alphabet.com, Inc., and Apple Computer, Inc. The top individual detractors were Vertex Pharmaceuticals, Inc., Citrix Systems, Inc., and Amgen, Inc.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

CAPITAL STEWARDSHIP FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Date: September 26, 2014

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	5.4%
Apple, Inc.	5.0%
Amazon.com, Inc.	4.0%
Alphabet, Inc. — Class A	2.6%
Intel Corp.	2.2%
Bristol-Myers Squibb Co.	2.1%
3M Co.	1.7%
Citigroup, Inc.	1.7%
International Business Machines Corp.	1.7%
Netflix, Inc.	1.5%
Top Ten Total	27.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2021

	1 Year	5 Year	Since Inception (09/26/14)
Capital Stewardship Fund	25.11%	14.49%	11.58%
S&P 500 Index	30.00%	16.90%	13.90%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2021
CAPITAL STEWARDSHIP FUND

	Shares	Value
COMMON STOCKS† - 101.5%

Technology - 28.5%
Microsoft Corp.	43,418	$12,240,403
Apple, Inc.	79,127	11,196,470
Intel Corp.	92,062	4,905,064
International Business Machines Corp.	27,005	3,751,805
Oracle Corp.	36,652	3,193,489
Texas Instruments, Inc.	16,468	3,165,314
Accenture plc — Class A	8,919	2,853,366
HP, Inc.	100,691	2,754,906
QUALCOMM, Inc.	20,739	2,674,916
Lam Research Corp.	4,178	2,377,909
Micron Technology, Inc.	28,886	2,050,328
Cognizant Technology Solutions Corp. — Class A	23,399	1,736,440
Applied Materials, Inc.	10,600	1,364,538
Dell Technologies, Inc. — Class C*	12,430	1,293,217
Science Applications International Corp.	14,288	1,222,481
Skyworks Solutions, Inc.	6,799	1,120,339
Jack Henry & Associates, Inc.	6,776	1,111,670
Citrix Systems, Inc.	10,305	1,106,448
Teradyne, Inc.	8,086	882,749
ON Semiconductor Corp.*	17,048	780,287
NVIDIA Corp.	3,119	646,132
Activision Blizzard, Inc.	7,888	610,452
Leidos Holdings, Inc.	4,547	437,103
Advanced Micro Devices, Inc.*	3,849	396,062
Autodesk, Inc.*	1,187	338,497
Adobe, Inc.*	543	312,616
Total Technology		64,523,001

Consumer, Non-cyclical - 19.5%
Bristol-Myers Squibb Co.	79,527	4,705,613
Merck & Company, Inc.	43,600	3,274,796
Quest Diagnostics, Inc.	20,048	2,913,175
Laboratory Corporation of America Holdings*	9,401	2,645,817
AbbVie, Inc.	20,464	2,207,452
Amgen, Inc.	9,922	2,109,913
CVS Health Corp.	24,770	2,101,982
Gilead Sciences, Inc.	29,159	2,036,756
Johnson & Johnson	12,528	2,023,272
McKesson Corp.	8,151	1,625,146
PerkinElmer, Inc.	8,728	1,512,475
Thermo Fisher Scientific, Inc.	2,569	1,467,747
Pfizer, Inc.	32,515	1,398,470
Vertex Pharmaceuticals, Inc.*	6,876	1,247,238
Cigna Corp.	5,923	1,185,548
Chemed Corp.	2,476	1,151,637
Humana, Inc.	2,868	1,116,082
Cooper Companies, Inc.	2,671	1,103,951
Kroger Co.	24,167	977,072
Moody’s Corp.	2,672	948,854
Bio-Rad Laboratories, Inc. — Class A*	1,198	893,648
Becton Dickinson and Co.	3,150	774,333
Regeneron Pharmaceuticals, Inc.*	1,186	717,744
S&P Global, Inc.	1,683	715,090
United Rentals, Inc.*	1,939	680,453
Biogen, Inc.*	2,283	646,066
UnitedHealth Group, Inc.	1,485	580,249
Molson Coors Beverage Co. — Class B	7,651	354,853
PayPal Holdings, Inc.*	1,261	328,125
Clorox Co.	1,842	305,054
Kellogg Co.	3,817	243,982
Total Consumer, Non-cyclical		43,992,593

Consumer, Cyclical - 14.9%
Home Depot, Inc.	7,885	2,588,330
Domino’s Pizza, Inc.	5,389	2,570,337
Whirlpool Corp.	12,503	2,548,862
Lear Corp.	15,950	2,495,856
AutoZone, Inc.*	1,441	2,446,804
Cummins, Inc.	10,554	2,370,006
General Motors Co.*	38,247	2,015,999
O’Reilly Automotive, Inc.*	3,272	1,999,388
BorgWarner, Inc.	45,648	1,972,450
Best Buy Company, Inc.	15,461	1,634,382
Dolby Laboratories, Inc. — Class A	18,144	1,596,672
Target Corp.	6,382	1,460,010
Starbucks Corp.	11,205	1,236,024
PACCAR, Inc.	13,482	1,064,000
McDonald’s Corp.	4,320	1,041,595
WW Grainger, Inc.	2,623	1,030,996
Lowe’s Companies, Inc.	4,603	933,765
Tractor Supply Co.	3,625	734,461
Thor Industries, Inc.	5,835	716,305
Pool Corp.	1,585	688,540
Tesla, Inc.*	813	630,465
Total Consumer, Cyclical		33,775,247

Communications - 14.9%
Amazon.com, Inc.*	2,728	8,961,589
Alphabet, Inc. — Class A*	2,208	5,903,132
Netflix, Inc.*	5,618	3,428,890
Motorola Solutions, Inc.	12,915	3,000,413
Cisco Systems, Inc.	43,887	2,388,769
Facebook, Inc. — Class A*	4,565	1,549,316
Verizon Communications, Inc.	26,509	1,431,751
F5 Networks, Inc.*	6,854	1,362,438
Nexstar Media Group, Inc. — Class A	8,634	1,312,023
CDW Corp.	6,415	1,167,658
Arista Networks, Inc.*	3,350	1,151,194
Omnicom Group, Inc.	9,080	657,937
AT&T, Inc.	22,658	611,993
Walt Disney Co.*	2,020	341,723
FactSet Research Systems, Inc.	793	313,061
Total Communications		33,581,887

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
CAPITAL STEWARDSHIP FUND

	Shares	Value

Financial - 12.9%
Citigroup, Inc.	53,790	$3,774,982
Allstate Corp.	24,343	3,099,107
American Tower Corp. — Class A REIT	9,009	2,391,079
Progressive Corp.	26,303	2,377,528
Capital One Financial Corp.	12,644	2,047,949
MetLife, Inc.	31,864	1,966,965
Aflac, Inc.	34,099	1,777,581
Hartford Financial Services Group, Inc.	23,407	1,644,342
Jones Lang LaSalle, Inc.*	6,328	1,569,914
Equinix, Inc. REIT	1,783	1,408,802
Crown Castle International Corp. REIT	7,723	1,338,550
Prologis, Inc. REIT	7,923	993,782
Prudential Financial, Inc.	8,420	885,784
American Express Co.	5,138	860,769
Blackstone, Inc. — Class A	6,729	782,852
Duke Realty Corp. REIT	11,886	568,983
Bank of New York Mellon Corp.	9,948	515,704
Visa, Inc. — Class A	2,096	466,884
CBRE Group, Inc. — Class A*	3,962	385,740
Nasdaq, Inc.	1,583	305,550
Total Financial		29,162,847

Industrial - 7.6%
3M Co.	21,908	3,843,101
Keysight Technologies, Inc.*	10,701	1,758,067
Expeditors International of Washington, Inc.	12,270	1,461,725
Mettler-Toledo International, Inc.*	974	1,341,549
Owens Corning	15,135	1,294,043
Waters Corp.*	2,937	1,049,390
Lennox International, Inc.	3,559	1,046,951
FedEx Corp.	4,555	998,866
Ryder System, Inc.	10,841	896,659
Ball Corp.	8,820	793,535
Illinois Tool Works, Inc.	3,068	633,941
Deere & Co.	1,655	554,541
Rockwell Automation, Inc.	1,385	407,245
Littelfuse, Inc.	1,484	405,533
CH Robinson Worldwide, Inc.	4,446	386,802
Caterpillar, Inc.	1,583	303,889
Total Industrial		17,175,837

Energy - 1.6%
Chevron Corp.	24,606	2,496,279
ONEOK, Inc.	20,498	1,188,679
Total Energy		3,684,958

Basic Materials - 1.6%
Celanese Corp. — Class A	7,623	1,148,329
FMC Corp.	12,444	1,139,372
Steel Dynamics, Inc.	15,720	919,306
Newmont Corp.	6,934	376,516
Total Basic Materials		3,583,523

Total Common Stocks
(Cost $208,079,069)		229,479,893

EXCHANGE-TRADED FUNDS† - 1.0%
SPDR S&P 500 ETF Trust	4,956	2,126,818
Total Exchange-Traded Funds
(Cost $1,888,424)		2,126,818

MONEY MARKET FUND† - 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	533,861	533,861
Total Money Market Fund
(Cost $533,861)		533,861

Total Investments - 102.7%
(Cost $210,501,354)		$232,140,572
Other Assets & Liabilities, net - (2.7)%		(6,027,750)
Total Net Assets - 100.0%		$226,112,822

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
CAPITAL STEWARDSHIP FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$229,479,893	$—	$—	$229,479,893
Exchange-Traded Funds	2,126,818	—	—	2,126,818
Money Market Fund	533,861	—	—	533,861
Total Assets	$232,140,572	$—	$—	$232,140,572

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments, at value (cost $210,501,354)	$232,140,572
Cash	5,029
Prepaid expenses	5,439
Receivables:
Dividends	208,388
Interest	4
Total assets	232,359,432

Liabilities:
Payable for:
Fund shares redeemed	6,014,854
Management fees	177,901
Fund accounting/administration fees	16,513
Trustees’ fees*	2,410
Transfer agent/maintenance fees	2,286
Miscellaneous	32,646
Total liabilities	6,246,610
Net assets	$226,112,822

Net assets consist of:
Paid in capital	$153,906,868
Total distributable earnings (loss)	72,205,954
Net assets	$226,112,822
Capital shares outstanding	6,162,851
Net asset value per share	$36.69

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends	$4,065,032
Interest	86
Total investment income	4,065,118

Expenses:
Management fees	2,128,319
Transfer agent/maintenance fees	25,274
Fund accounting/administration fees	165,822
Professional fees	41,728
Trustees’ fees*	22,105
Custodian fees	13,552
Miscellaneous	10,886
Total expenses	2,407,686
Less:
Earnings credit applied	(22)
Net expenses	2,407,664
Net investment income	1,657,454

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	56,921,577
Net realized gain	56,921,577
Net change in unrealized appreciation (depreciation) on:
Investments	(6,631,844)
Net change in unrealized appreciation (depreciation)	(6,631,844)
Net realized and unrealized gain	50,289,733
Net increase in net assets resulting from operations	$51,947,187

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,657,454	$1,987,550
Net realized gain on investments	56,921,577	10,490,126
Net change in unrealized appreciation (depreciation) on investments	(6,631,844)	12,587,690
Net increase in net assets resulting from operations	51,947,187	25,065,366

Distributions to shareholders	(13,020,049)	(6,304,168)

Capital share transactions:
Proceeds from sale of shares	8,500,000	—
Distributions reinvested	12,936,786	6,179,931
Cost of shares redeemed	(41,001,933)	(28,243,155)
Net decrease from capital share transactions	(19,565,147)	(22,063,224)
Net increase (decrease) in net assets	19,361,991	(3,302,026)

Net assets:
Beginning of year	206,750,831	210,052,857
End of year	$226,112,822	$206,750,831

Capital share activity:
Shares sold	271,840	—
Shares issued from reinvestment of distributions	402,138	210,847
Shares redeemed	(1,164,212)	(998,019)
Net decrease in shares	(490,234)	(787,172)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$31.08	$28.23	$31.23	$29.11	$26.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.28	.33	.28	.34
Net gain (loss) on investments (realized and unrealized)	7.28	3.43	.05	4.34	3.51
Total from investment operations	7.53	3.71	.38	4.62	3.85
Less distributions from:
Net investment income	(.28)	(.39)	(.32)	(.34)	(.37)
Net realized gains	(1.64)	(.47)	(3.06)	(2.16)	(.92)
Total distributions	(1.92)	(.86)	(3.38)	(2.50)	(1.29)
Net asset value, end of period	$36.69	$31.08	$28.23	$31.23	$29.11

Total Return	25.11%	13.31%	3.56%	16.50%	15.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$226,113	$206,751	$210,053	$220,587	$216,008
Ratios to average net assets:
Net investment income (loss)	0.70%	0.96%	1.23%	0.93%	1.23%
Total expenses[b]	1.02%	1.04%	1.05%	1.05%	1.03%
Portfolio turnover rate	154%	147%	131%	164%	156%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Capital Stewardship Fund (the “Fund”), a diversified investment company. At September 30, 2021, Institutional Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the subadviser to the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (continued)

shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(c) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(d) Expenses

Certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(e) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2021, are disclosed in the Statement of Operations.

(f) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at September 30, 2021.

(g) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$3,520,938	$9,499,111	$13,020,049

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$4,327,928	$1,976,240	$6,304,168

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2021 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$37,244,875	$14,254,283	$20,706,796	$—	$72,205,954

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2021, the Fund had no capital loss carryforwards.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to distributions in connection with redemption of fund shares and losses deferred due to wash sales. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2021 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$3,535,255	$(3,535,255)

At September 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$211,433,776	$27,190,658	$(6,483,862)	$20,706,796

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Purchases	Sales
$360,392,443	$394,719,103

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 6 – COVID-19

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 7 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Capital Stewardship Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Capital Stewardship Fund (the “Fund”) (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2021

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2021, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2021, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
60.55%	60.55%	0.06%	100.00%

With respect to the taxable year ended September 30, 2021, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$9,499,111	$3,535,255

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee – Guggenheim Capital Stewardship Fund

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund” or the “Fund”), a series of the Trust, pursuant to an investment advisory agreement between the Trust, with respect to Capital Stewardship Fund, and GPIM (the “Investment Advisory Agreement”). (Guggenheim Partners, GPIM and their affiliates may be referred to herein together as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides certain investment advisory and management services to the Fund and is responsible for, among other things, arranging for the purchase and sale of securities and other assets on behalf of the Fund and supervising the Fund’s investment program. Under the terms of the Investment Advisory Agreement, GPIM may delegate some or all of its duties and obligations to one or more sub-advisers and, in this connection, is responsible for overseeing the activities of Concinnity Advisors, LP (“Concinnity” or the “Sub-Adviser”), with respect to its service as investment sub-adviser to the Fund, pursuant to an investment sub-advisory agreement between GPIM and Concinnity (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”).

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Advisory Agreements.

[1]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreements at a meeting of the Board held by videoconference on May 26, 2021.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE report, noting that the peer group identified by FUSE included 14 other large blend funds with similar pricing characteristics.

In addition, Guggenheim and Concinnity provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”).

The Committee also considered the circumstances unique to Capital Stewardship Fund, including its organizational history. In this connection, the assets of Guggenheim Concinnity Master Strategy Fund SPC, a Cayman Islands exempted segregated portfolio company which relied on the exclusion from the definition of an “investment company” provided by Section 3(c)(7) of the 1940 Act (the “Predecessor Fund”) and for which GPIM served as investment adviser and Concinnity served as investment sub-adviser, were reorganized with and into Capital Stewardship Fund (the “Reorganization”). The Predecessor Fund was a master fund in a set of unregistered offshore and domestic master-feeder funds (collectively, the “Private Funds”), which had certain bank investors. The investors issued notes that provided coupon payments based on the after-tax return of the Private Funds and the notes, in turn, were held by a single holder affiliated with Guggenheim. The Reorganization enabled the bank investors and the noteholder to continue to benefit from the strategies previously offered by the Private Funds by converting the Predecessor Fund into a registered investment company structure that pursues the same investment strategies, because Capital Stewardship Fund’s investment objective and strategies are, in all material respects, the same as those of the Predecessor Fund. The Board had authorized the launch of Capital Stewardship Fund on the condition that it not be offered to other investors unless and until such time as the Board determines to permit additional sales. The Committee considered the foregoing and the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated certain, but not all, portfolio management responsibilities to the Sub-Adviser. Unlike many traditional sub-advisory arrangements, the Sub-Adviser does not execute trades for the Fund’s portfolio. Rather, the Sub-Adviser provides a list of eligible investments to the Adviser based on the Sub-Adviser’s proprietary screening methodology, and the Adviser selects investments and engages in securities transactions for the Fund. In this connection, the Committee considered the scope of services provided by each of the Adviser and the Sub-Adviser, and took into account the Adviser’s responsibility to oversee the Sub-Adviser and information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers (including Concinnity), including information regarding Guggenheim’s Sub-Advisory Oversight Committee.

The Committee also considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including Capital Stewardship Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

OTHER INFORMATION (Unaudited)(continued)

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s and Concinnity’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Fund and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on September 26, 2014 and its investment objective is to seek long-term capital appreciation. The Committee received investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2020. In addition, the Committee received a comparison of the Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods. The Committee considered that the Fund pursues its investment objective, under normal market conditions, by primarily investing in equity securities that the Fund believes will provide attractive long-term returns relative to the S&P 500 Index and that have implemented “multi-stakeholder management systems.” The Committee also received certain updated performance information as of March 31, 2021.

The Committee took into account the roles and responsibilities of each of the Adviser and the Sub-Adviser in implementing the Fund’s investment strategy, including the manner in which the relationship between the advisory firms differs in certain respects from traditional fund management structures with an adviser and an unaffiliated sub-adviser. The Committee noted that the Sub-Adviser uses its proprietary research methodology system to identify a list of companies eligible for investment by the Fund. From that list, the Adviser selects, based on desired factor tilts and subject to a risk management process, a portfolio composed of a sub-set of the eligible companies compiled by the Sub-Adviser. The Adviser retains the responsibility for executing the trades based on the Fund’s investment policies and limitations.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the universe of funds identified by FUSE. The Committee observed that the returns of the Fund’s Institutional Class shares ranked in the 51st and 52nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted that the Fund’s investment results were consistent with its investment objective of seeking long-term capital appreciation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the Adviser’s investment performance was acceptable and that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee, net effective management fee2 and total net expense ratio to the peer group of funds identified by FUSE. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure the Fund is able to deliver on shareholder return expectations.

The Committee observed that the contractual advisory fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the third quartile (64th and 71st percentiles, respectively) of its peer group and the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. In evaluating the foregoing, the Committee considered that the Fund was launched to accommodate certain bank clients that were invested in an unregistered private fund (previously defined as the Predecessor Fund) with a unique investment strategy. Shares of the Fund are not registered under the Securities Act of 1933, as amended, and thus are available only to accredited investors in a single institutional share class. Accordingly, in evaluating the reasonableness of the advisory fee, the Committee considered the sophistication of the Fund’s bank client investors and the Fund’s purpose.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management for the Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate (noting the negative rate reported with respect to the Fund), including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability with respect to the Guggenheim funds generally, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided and noted the negative profitability rate to Guggenheim Investments with respect to the Fund.

The Committee also considered other benefits available to the Adviser because of its relationship with the Capital Stewardship Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Fund were appropriate and that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: With respect to economies of scale, the Committee considered that the Fund is not available to retail investors. The Committee concluded that the advisory fee schedule reflected an appropriate level of sharing of any economies of scale.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the Fund’s investment objective and Concinnity’s investment strategy and method for implementing such investment strategy, including, but not limited to, the investment decision processes employed for the Fund. In this connection, the Committee also noted that the Sub-Adviser is experienced in identifying companies with elements of the multi-stakeholder management system. In addition, the Committee took into account the information provided by the Sub-Adviser regarding, among other things: its current advisory services and clients and the principal activities in which it is engaged; the qualifications, experience and skills of key

[2]

The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

OTHER INFORMATION (Unaudited)(continued)

personnel responsible for providing services to the Fund; the Sub-Adviser’s evaluation of its success in meeting the Fund’s investment objective; the Fund’s portfolio construction process and the sources of information generally relied upon by the Sub-Adviser in providing investment advisory, statistical and research services to the Fund; and the Sub-Adviser’s process, in collaboration with Guggenheim, for portfolio risk management.

With respect to the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee noted that the Sub-Adviser provided its tax return filing. The Committee also considered the Sub-Adviser’s statement that it is an ongoing viable business enterprise that currently has the resources necessary to provide the contracted-for services to the Fund. In further assessing the Sub-Adviser’s resources, as well as the nature and quality of the services it provides, the Committee took into account Guggenheim’s statement that, given the limited scope of services provided by Concinnity and its role in the Fund’s management, and Guggenheim’s oversight of such services, the Sub-Adviser’s resources are sufficient to provide the contracted-for services to the Fund.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered the Fund’s performance, as described above, and based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, concluded that the investment performance of the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee noted that the sub-advisory fees payable to Concinnity are paid by GPIM and do not impact the advisory fee paid by the Fund (which the Committee concluded to be reasonable). The Committee considered the total amount of sub-advisory fees paid to the Sub-Adviser for the twelve months ended December 31, 2020, as compared to the prior year, noting that the sub-advisory fees paid by GPIM to Concinnity are the product of arm’s-length negotiations between GPIM and Concinnity. The Committee considered the allocation of the advisory fee charged to the Fund between GPIM and Concinnity in light of the nature, extent and quality of the investment advisory services provided by GPIM and Concinnity.

With respect to the costs of services provided and benefits realized by the Sub-Adviser from its relationship with the Fund, the Committee considered Concinnity’s size and partnership structure, the aggregate management fees paid to Concinnity and the methodology used to calculate its profitability. The Committee also considered that no other benefits to the Sub-Adviser as a result of its relationship with the Fund were reported.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the benefits realized by the Sub-Adviser from its relationship with the Fund were appropriate and that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the Fund’s sub-advisory fee was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	157	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	157	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	157	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

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9.30.2021

Guggenheim Funds Annual Report

Guggenheim Macro Opportunities Fund

GuggenheimInvestments.com	MO-ANN-0921x0922

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MACRO OPPORTUNITIES FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	92
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	123
OTHER INFORMATION	125
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	139
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	146
LIQUIDITY RISK MANAGEMENT PROGRAM	150

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2021

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Macro Opportunities Fund (the “Fund”) for the annual fiscal period ended September 30, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2021

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Macro Opportunities Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2021

In the 12-month period ended September 30, 2021, the yield on the two-year Treasury rose 15 basis points to 0.28% from 0.13%, and the ten-year Treasury climbed 83 basis points to 1.52% from 0.69%. The spread between the two-year Treasury and ten-year Treasury widened to 124 basis points from 56 basis points. One basis point equals 0.01%. Treasury yields posted their biggest rise in months following the Federal Open Market Committee (“FOMC”) meeting in September, at which Chair Powell noted that inflation would be higher and last longer than previously expected. Treasury yields continued to rise toward the end of the month.

Reports circulating in September about the inability of Evergrande, China’s second largest real estate development company, to repay an installment on its approximately $300 billion in debt sparked panic in credit markets in Asia. There was chatter about an Evergrande bankruptcy, a la Lehman Brothers, that would ignite a conflagration that could ravage China’s debt-reliant economy and spread across the world, triggering another global financial crisis. Others saw echoes of the collapse of Long-Term Capital Management, the highly leveraged hedge fund that collapsed in 1998 and required a bailout and debt rewind managed by the Federal Reserve (the “Fed”) to quell fears of a global financial meltdown.

As the month of September progressed and the Chinese government stepped in with liquidity and behind-the-scenes pressure on state-owned and state-backed enterprises to purchase Evergrande assets, tensions eased, but the question remains as to what ultimately will become of Evergrande. The most likely outcome is a “controlled fire” approach in which the government attempts to limit the contagion of Evergrande’s woes by propping up the company until its debts are restructured and reshuffled, its projects completed by others, and its properties sold off.

As Evergrande troubles captured the world’s attention, the September FOMC meeting made it clear that the Fed was not overly worried, at least not enough to push back its forecasted rate hikes. In fact, the tone of the meeting was somewhat hawkish, with the month’s Summary of Economic Projections revealing that half the committee members penciled in a rate hike for 2022. That would give them a policy option should elevated inflation turn out to be less temporary than expected. It also implies that a tapering of asset purchases would be completed sooner rather than later—a timetable corroborated when Chair Powell gave the strongest indication yet that tapering may start in November and for the first time suggested that asset purchases could conclude by mid-2022.

Markets reacted favorably to the Fed’s relatively sanguine view of the Evergrande situation, perhaps breathing a sigh of relief that it considers the problem insufficiently dangerous either to warrant action or to delay the normalization of rates in the United States. Interestingly, in place of several instances of the word “transitory” in the four previous FOMC press conference transcripts, the September transcript included no mention of the word, which may help explain the hawkish tilt to the meeting. Regarding the path for rates, half of FOMC members now see at least one hike in 2022, up from 39 percent in June. The median FOMC participant now sees in excess of six cumulative hikes through 2024, signaling an acknowledgement of intensifying supply side pressures and a labor market that could be at full employment within the next year.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2021

For the 12-month period ended September 30, 2021, the S&P 500® Index* returned 30.00%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 26.29%. The return of the MSCI Emerging Markets Index* was 18.58%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -0.90% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.28%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2021 and ending September 30, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.37%	1.55%	$ 1,000.00	$ 1,015.50	$ 6.92
C-Class	2.12%	1.17%	1,000.00	1,011.70	10.69
P-Class	1.37%	1.55%	1,000.00	1,015.50	6.92
Institutional Class	0.96%	1.76%	1,000.00	1,017.60	4.86
R6-Class	0.96%	1.75%	1,000.00	1,017.50	4.86

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.37%	5.00%	$ 1,000.00	$ 1,018.20	$ 6.93
C-Class	2.12%	5.00%	1,000.00	1,014.44	10.71
P-Class	1.37%	5.00%	1,000.00	1,018.20	6.93
Institutional Class	0.96%	5.00%	1,000.00	1,020.26	4.86
R6-Class	0.96%	5.00%	1,000.00	1,020.26	4.86

[1]

This ratio represents annualized net expenses, which may include short interest expense. Excluding these expenses, the operating expense ratios for the Fund would be 1.33%, 2.08%, 1.33%, 0.92% and 0.92% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively. Excludes expenses of the underlying funds in which the Fund invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2021 to September 30, 2021.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim Macro Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2021.

Investment Approach

The Fund seeks to provide total return, comprised of current income and capital appreciation. Unconstrained to a benchmark, the Fund has the flexibility to invest across a broad array of fixed-income securities. The Fund may also opportunistically allocate to other asset classes to potentially enhance return and/or mitigate risk and offers access to Guggenheim’s unique fixed income process and philosophy founded on the principles of behavioral finance.

Performance Review and Positioning

For the one year period ended September 30, 2021, Guggenheim Macro Opportunities Fund returned 7.49%1, compared with the 0.07% return of the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

Interest rates rose during the period, given rising concerns over inflation, while credit spreads continued to grind tighter on the backs of accommodative fiscal and monetary policy. Performance was driven by a combination of spread tightening and greater carry (the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant), which was partially offset by the Fund’s duration positioning. The Fund’s allocation to credit has been the largest driver of outperformance on the year, as credit continues its grind tighter on optimism in economic growth recovery and improving credit fundamentals. Measured on an absolute return basis, sectors with floating rate coupons like bank loans and much of structured credit have been standouts in performance, as they have benefited from spread compression, while being somewhat insulated from rising rates. The Fund’s allocation to these sectors coupled with its curve caps positions helped mitigate the performance impact from the steepening in the yield curve.

Below-investment-grade corporate credit, including both high yield corporates and bank loans, comprise roughly 42% of the Fund. Our below-investment-grade allocation has continued to benefit from a combination of spread tightening and carry, contributing significantly to the portfolio return on the year. While we remain positive on long-term economic fundamentals and associated outlook for a low default rate, we have begun to pare exposure recently, as we have increasingly become cautious of valuations and the potential for seasonal weakness. Despite

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2021

this, we still view the expected loss-adjusted return potential, primarily via carry, favorably within the context of the Fund and therefore continue to anticipate a continued meaningful portfolio allocation.

Structured credit accounted for 22% of the Fund at period end. The sector broadly and across sub-sectors continued to contribute positively . Spreads have now largely recovered from the shock of COVID-19, though still offer compelling relative value within the fixed income universe. Primary markets have been very active over the year, particularly in the collateralized loan obligation (“CLO”) sector, which is on track for a record setting year, having already priced $125 billion new issue deals and $311 billion total deals (including refinancings, resets, and re-issues). Spreads have been relatively muted in response to the massive amount of issuance, which speaks to volume of demand from investors in search of higher carry assets. We continue to look to invest in structurally senior securitized credit, as the sector continues to showcase wider spreads compared to similarly rated corporates. As such, we expect spreads could compress further as the economy rebounds and investors seek out the higher yields and carry offered by the sector.

Investment grade corporates comprised 9% of the Fund at period end. The sector contributed positively to performance on both an absolute basis as well as on a duration-adjusted basis as it benefited from a combination of carry and spread tightening. Investment grade corporate credit spreads have benefitted from the back-up in rates as yield-focused buyers find the higher-yielding profiles more attractive. In particular, the pace of flows into the investment grade corporate sector from overseas buyers has been greater than usual given the attractiveness of the currency hedge-adjusted yields attainable in the sector fostered by higher rates. We continue to remain constructive on the sector given the supportive macro backdrop and low probability of any sustained selloff. However, we have incrementally reduced our exposure at the margin, rotating out of tighter spread names with limited total return potential in favor of higher carry sectors like structured credit.

The portfolio’s duration positioning detracted slightly from performance as U.S. Treasury yields rose across the curve. The portfolio’s overall duration ended the period at 2.2 years. We continue to remain optimistic on U.S. economic growth given potential for additional fiscal stimulus and believe that interest rates will remain relatively range bound as the Federal Reserve (“Fed”) seeks to remain accommodative to help the economic recovery continue amid the termination of certain fiscal stimulus measures and potential for increasing spread of the COVID-19 Delta variant headed into year end.

Given the current monetary and fiscal backdrop, we continue to view the credit default environment as benign and predict rates are likely to remain low and range bound for some time. As such, we continue to believe a portfolio allowance for both higher credit and duration risk is warranted. As credit spreads have neared historic tights, however, it has become increasingly important to ensure portfolios are prudently positioned as we seek out relative value across sectors. At this particular moment in the credit cycle and against the backdrop of current

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2021

valuations, we see value in rotating into higher carry instruments while maintaining similar credit quality where possible and shortening spread duration to lessen the Fund’s emphasis on credit spread compression.

During the period, the Fund used interest rate futures, options, swaptions, and swaps to help manage duration, generate additional yield, and for hedging purposes. Credit default swaps and total return swaps were used to both obtain and hedge existing index exposure. Forward foreign currency contracts and currency options were used for hedging and income producing purposes. Management also employed futures, options, total return swaps and interest rate swaps opportunistically for speculative purposes. Over the period, foreign currency options, credit default swaps, forwards, swaptions and interest rate options all contributed to performance. Futures, total return swaps, and interest rate swaps detracted from performance. Overall, derivative exposure contributed to Fund performance during the period.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended September 30, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
Uniform MBS 30 Year	3.1%
Pershing Square Tontine Holdings Ltd. — Class A	1.7%
Government of Japan, (0.11)% due 10/25/21	1.1%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	0.9%
Province of Quebec, 0.18%	0.7%
Province of Ontario, 0.17% due 10/20/21	0.7%
KKR Acquisition Holdings I Corp. — Class A	0.6%
KDAC Aviation Finance Ltd., 4.21%	0.6%
Delta Air Lines, Inc., 7.00%	0.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	0.6%
Top Ten Total	10.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2021

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.4%
AA	8.0%
A	7.1%
BBB	19.0%
BB	15.8%
B	21.6%
CCC	2.2%
CC	3.4%
C	0.2%
NR2	4.1%
Other Instruments	18.2%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2021

Cumulative Fund Performance*

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	7.49%	4.37%	5.18%
A-Class Shares with sales charge‡	3.17%	3.53%	4.66%
C-Class Shares	6.70%	3.60%	4.41%
C-Class Shares with CDSC§	5.70%	3.60%	4.41%
Institutional Class Shares	7.91%	4.78%	5.57%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%	1.16%	0.64%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	7.48%	4.37%	4.14%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%	1.16%	0.95%

	1 Year	Since Inception (03/13/19)
R6-Class Shares	7.91%	5.87%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%	0.98%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS	September 30, 2021
MACRO OPPORTUNITIES FUND

	Shares	Value
COMMON STOCKS† - 3.5%

Financial - 3.3%
Pershing Square Tontine Holdings Ltd. — Class A*,1	6,864,930	$135,239,121
KKR Acquisition Holdings I Corp. — Class A*,1	5,062,315	49,357,571
RXR Acquisition Corp. — Class A*,1	1,084,974	10,545,947
Aequi Acquisition Corp. — Class A*,1	999,157	9,741,781
AfterNext HealthTech Acquisition Corp.*,1	895,600	8,920,176
Conyers Park III Acquisition Corp.*,1	832,100	8,329,321
MSD Acquisition Corp. — Class A*,1	833,026	8,080,352
TPG Pace Beneficial II Corp.*,1	800,778	7,839,617
Waverley Capital Acquisition Corp. 1*,1	786,700	7,756,862
Acropolis Infrastructure Acquisition Corp. — Class A*,1	578,278	5,597,731
TPG Pace Solutions Corp.*,1	503,817	5,063,361
Blue Whale Acquisition Corp. I*,1	477,700	4,738,784
Colicity, Inc. — Class A*,1	213,157	2,082,544
Colicity, Inc.*,1	4,007	39,750
RXR Acquisition Corp.*,1	404	3,979
Total Financial		263,336,897

Utilities - 0.1%
Texgen Power LLC*,††	180,169	7,296,844

Consumer, Non-cyclical - 0.1%
ATD New Holdings, Inc.*,††	42,478	2,909,743
Cengage Learning Holdings II, Inc.*,††	21,660	476,520
Save-A-Lot*,†††	22,703	113,516
Targus Group International Equity, Inc.*,†††,2	12,773	31,107
Chef Holdings, Inc.†††	59	3,037
Total Consumer, Non-cyclical		3,533,923

Technology - 0.0%
Matterport, Inc.*,16	157,800	2,983,998
Qlik Technologies, Inc. - Class A*,†††	177	254,364
Qlik Technologies, Inc. - Class B*,†††	43,738	—
Total Technology		3,238,362

Communications - 0.0%
Figs, Inc. — Class A*,16	55,695	2,068,512

Energy - 0.0%
Permian Production Partners LLC†††	573,522	728,373

Industrial - 0.0%
BP Holdco LLC*,†††,2	37,539	26,465
Vector Phoenix Holdings, LP*,†††	37,539	10,323
API Heat Transfer Parent LLC*,†††	1,763,707	2
Total Industrial		36,790

Total Common Stocks
(Cost $271,408,169)		280,239,701

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Shares	Value
PREFERRED STOCKS†† - 3.1%
Financial - 3.0%
Bank of America Corp.
4.13%	1,002,000	$25,761,420
4.38%	736,000	19,393,600
First Republic Bank
4.25%	1,168,000	29,316,800
4.13%	369,600	9,236,304
Public Storage
4.63%	914,312	24,942,432
4.13%	265,621	6,932,708
W R Berkley Corp.
4.13% due 03/30/61	884,644	23,531,530
4.25% due 09/30/60	129,365	3,508,379
Wells Fargo & Co., 4.70%	982,000	25,806,960
Prudential Financial, Inc., 4.13% due 09/01/60	686,550	17,754,183
Equitable Holdings, Inc., 4.30%	616,000	15,400,000
CNO Financial Group, Inc., 5.13% due 11/25/60	324,000	8,634,600
American Financial Group, Inc., 4.50% due 09/15/60	271,104	7,398,428
Assurant, Inc., 5.25% due 01/15/61	258,000	6,971,160
Selective Insurance Group, Inc., 4.60%	246,000	6,403,380
PartnerRe Ltd., 4.88%	208,352	5,581,750
Total Financial		236,573,634

Government - 0.1%
Farmer Mac, 5.75%	378,000	10,228,680

Industrial - 0.0%
API Heat Transfer Intermediate*,†††	218	—
Total Preferred Stocks
(Cost $236,163,112)		246,802,314

WARRANTS† - 0.1%
Matterport, Inc.
Expiring 08/24/27*	269,461	2,096,407
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27*,1	1,265,578	1,214,828
Pershing Square Tontine Holdings Ltd.
Expiring 07/24/25*,1	762,770	983,973
Ginkgo Bioworks Holdings, Inc.
Expiring 12/31/27*	128,004	433,934
Aequi Acquisition Corp.
Expiring 11/30/27*,1	333,052	199,498
MSD Acquisition Corp.
Expiring 05/13/23*,1	166,604	191,595
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	192,759	177,338
RXR Acquisition Corp.
Expiring 03/08/26*,1	216,993	162,745
Colicity, Inc. - Class A
Expiring 12/31/27*,1	42,630	35,383
Total Warrants
(Cost $8,919,727)		5,495,701

EXCHANGE-TRADED FUNDS† - 0.5%
VanEck Vectors Gold Miners ETF	1,430,590	42,159,487
Total Exchange-Traded Funds
(Cost $54,624,676)		42,159,487

MUTUAL FUNDS† - 2.2%
Guggenheim Risk Managed Real Estate Fund — Institutional Class[2]	1,907,399	71,222,266
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	4,702,153	46,880,462

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Shares	Value
Guggenheim Alpha Opportunity Fund — Institutional Class[2]	1,003,137	$26,522,954
Guggenheim Strategy Fund II2	702,382	17,552,529
Guggenheim Strategy Fund III[2]	621,971	15,636,354
Total Mutual Funds
(Cost $165,962,218)		177,814,565

CLOSED-END FUNDS† - 0.9%
BlackRock Corporate High Yield Fund, Inc.	2,543,550	31,031,310
Blackstone Strategic Credit Fund	943,140	13,062,489
BlackRock Credit Allocation Income Trust	601,028	9,105,574
Ares Dynamic Credit Allocation Fund, Inc.	471,432	7,632,484
BlackRock Debt Strategies Fund, Inc.	236,675	2,731,229
Eaton Vance Limited Duration Income Fund	206,753	2,725,005
Western Asset High Income Opportunity Fund, Inc.	370,552	1,923,165
Total Closed-End Funds
(Cost $47,643,616)		68,211,256

MONEY MARKET FUNDS† - 7.7%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 0.01%[3]	601,967,479	601,967,479

Western Asset Institutional U.S. Treasury Reserves Institutional Shares, 0.01%[3]	4,296,693	4,296,693
Total Money Market Funds
(Cost $606,264,172)		606,264,172

	Face Amount~
CORPORATE BONDS†† - 31.1%
Financial - 9.1%
Pershing Square Holdings Ltd.
3.25% due 10/01/31	33,500,000	33,444,055
3.25% due 11/15/30[4]	15,100,000	15,202,906
Citigroup, Inc.
3.88%[5,6]	29,500,000	30,157,850
4.00% [5,6]	12,000,000	12,434,400
Markel Corp.
6.00%[5,6]	32,370,000	35,865,960
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4]	36,940,000	35,189,775
Wilton RE Ltd.
6.00%†††,4,5,6	31,350,000	34,191,878
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	22,640,000	24,428,786
5.30% due 01/15/29	6,950,000	8,125,669
LPL Holdings, Inc.
4.00% due 03/15/29[4]	23,300,000	23,931,430
4.38% due 05/15/31[4]	6,350,000	6,627,812
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[4]	21,650,000	21,839,438
2.88% due 10/15/26[4]	8,750,000	8,684,375
Home Point Capital, Inc.
5.00% due 02/01/26[4]	33,010,000	29,924,225
Iron Mountain, Inc.
5.63% due 07/15/32[4]	25,025,000	26,839,313
4.50% due 02/15/31[4]	925,000	938,228

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Equitable Holdings, Inc.
4.95%[5,6]	24,550,000	$26,636,750
Host Hotels & Resorts, LP
3.50% due 09/15/30	24,000,000	24,905,330
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[4]	21,150,000	24,031,871
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[4]	23,000,000	23,345,000
Global Atlantic Finance Co.
4.70% due 10/15/51[4,6]	22,350,000	23,106,135
Kuvare US Holdings, Inc.
7.00% due 02/17/51[4,6]	19,150,000	20,652,100
United Wholesale Mortgage LLC
5.50% due 11/15/25[4]	12,600,000	12,694,500
5.50% due 04/15/29[4]	7,150,000	6,941,962
Wells Fargo & Co.
3.90%[5,6]	18,000,000	18,562,500
Hampton Roads PPV LLC
6.62% due 06/15/53[4]	15,969,496	17,668,631
Charles Schwab Corp.
4.00%[5,6]	16,400,000	16,866,744
Hunt Companies, Inc.
5.25% due 04/15/29[4]	17,200,000	16,856,000
Kennedy-Wilson, Inc.
5.00% due 03/01/31	16,000,000	16,360,000
NFP Corp.
6.88% due 08/15/28[4]	12,200,000	12,456,810
4.88% due 08/15/28[4]	3,450,000	3,493,125
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[4]	13,931,000	15,115,135
First American Financial Corp.
4.00% due 05/15/30	11,760,000	12,982,881
MetLife, Inc.
3.85% [5,6]	12,200,000	12,794,750
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[4]	11,550,000	12,264,691
OneMain Finance Corp.
4.00% due 09/15/30	11,650,000	11,591,750
QBE Insurance Group Ltd.
5.88%[4,5,6]	7,550,000	8,418,250
Atlas Mara Ltd.
due 12/31/21†††,7,8	14,400,000	6,942,240
PartnerRe Finance B LLC
4.50% due 10/01/50[6]	6,460,000	6,805,010
AmWINS Group, Inc.
4.88% due 06/30/29[4]	6,025,000	6,115,375
American Equity Investment Life Holding Co.
5.00% due 06/15/27	4,813,000	5,540,376
Bank of New York Mellon Corp.
4.70% [5,6]	4,500,000	4,938,750
SBA Communications Corp.
3.13% due 02/01/29[4]	4,200,000	4,058,250
HUB International Ltd.
7.00% due 05/01/26[4]	750,000	775,313
Wilton Re Finance LLC
5.88% due 03/30/33[4,6]	600,000	625,215
Total Financial		721,371,544

Industrial - 4.3%
Boeing Co.
5.15% due 05/01/30	32,030,000	37,513,529
5.81% due 05/01/50	16,010,000	21,264,973
5.71% due 05/01/40	16,010,000	20,391,937
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[4]	10,350,000	11,229,750
5.25% due 07/15/28[4]	10,750,000	10,870,937
6.25% due 03/15/26[4]	850,000	878,900

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Standard Industries, Inc.
4.38% due 07/15/30[4]		7,125,000	$7,267,500
3.38% due 01/15/31[4]		6,400,000	6,090,880
5.00% due 02/15/27[4]		3,015,000	3,109,219
IP Lending I LLC
4.00% due 09/08/25†††,4		15,700,000	15,700,000
Artera Services LLC
9.03% due 12/04/25[4]		14,385,000	15,607,725
TopBuild Corp.
4.13% due 02/15/32[4]		8,850,000	8,938,500
3.63% due 03/15/29[4]		5,550,000	5,586,353
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[4]		11,680,000	12,117,182
Intertape Polymer Group, Inc.
4.38% due 06/15/29[4]		11,050,000	11,233,541
Dyal Capital Partners IV
3.65% due 02/22/41†††		10,950,000	10,753,185
Flowserve Corp.
3.50% due 10/01/30		10,270,000	10,712,622
Boxer Parent Co., Inc.
6.50% due 10/02/25	EUR	8,500,000	10,338,489
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[4]		9,780,000	10,122,300
Deuce FinCo plc
5.50% due 06/15/27	GBP	7,350,000	10,042,762
Cleaver-Brooks, Inc.
7.88% due 03/01/23[4]		9,852,000	9,704,220
Pactiv Evergreen Group Issuer Incorporated/Pactiv Evergreen Group Issuer LLC/Reynolds Gro
4.00% due 10/15/27[4]		9,650,000	9,553,500
Arcosa, Inc.
4.38% due 04/15/29[4]		9,400,000	9,517,500
GrafTech Finance, Inc.
4.63% due 12/15/28[4]		7,905,000	8,112,506
Atkore, Inc.
4.25% due 06/01/31[4]		7,625,000	7,853,750
IP Lending II Ltd.
3.65% due 07/15/25†††,4		7,450,000	7,422,659
BWX Technologies, Inc.
4.13% due 06/30/28[4]		6,700,000	6,875,875
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[4]		6,550,000	6,779,250
PGT Innovations, Inc.
4.38% due 10/01/29[4]		6,000,000	6,045,000
Howmet Aerospace, Inc.
5.95% due 02/01/37		2,925,000	3,641,625
6.75% due 01/15/28		434,000	528,395
6.88% due 05/01/25		53,000	62,011
Adevinta ASA
3.00% due 11/15/27	EUR	3,433,000	4,093,868
Harsco Corp.
5.75% due 07/31/27[4]		3,900,000	4,041,375
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd.
7.38% due 12/15/23[4]		3,050,000	3,109,475
Hillenbrand, Inc.
5.75% due 06/15/25		2,525,000	2,657,562
Crown Americas LLC / Crown Americas Capital Corporation VI
4.75% due 02/01/26		1,923,000	1,981,844
EnerSys
5.00% due 04/30/23[4]		1,325,000	1,371,375
Graphic Packaging International LLC
3.50% due 03/01/29[4]		1,148,000	1,142,260
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[8]		1,111,841	1,012,698

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[4]	950,000	$960,687
EnPro Industries, Inc.
5.75% due 10/15/26	790,000	824,563
Waste Pro USA, Inc.
5.50% due 02/15/26[4]	600,000	606,000
JELD-WEN, Inc.
6.25% due 05/15/25[4]	100,000	105,500
Total Industrial		337,773,782

Consumer, Cyclical - 4.3%
Delta Air Lines, Inc.
7.00% due 05/01/25[4]	41,320,000	48,186,901
Marriott International, Inc.
2.85% due 04/15/31	14,730,000	14,901,480
4.63% due 06/15/30	10,900,000	12,440,600
5.75% due 05/01/25	8,440,000	9,648,767
3.50% due 10/15/32	8,150,000	8,648,108
Hilton Domestic Operating Company, Inc.
4.00% due 05/01/31[4]	23,200,000	23,548,000
3.63% due 02/15/32[4]	4,150,000	4,087,750
5.75% due 05/01/28[4]	525,000	565,425
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[4]	24,150,000	26,925,033
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[4]	22,200,000	21,978,000
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4]	19,700,000	21,416,806
Hyatt Hotels Corp.
5.38% due 04/23/25	7,350,000	8,206,888
5.75% due 04/23/30	6,530,000	7,831,463
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4]	11,725,000	12,340,563
JetBlue Class A Pass Through Trust
4.00% due 11/15/32	10,949,627	11,898,671
Scotts Miracle-Gro Co.
4.00% due 04/01/31[4]	9,900,000	9,881,388
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[4]	9,325,000	9,674,688
British Airways Class A Pass Through Trust
4.25% due 11/15/32[4]	8,514,072	9,173,505
Wabash National Corp.
4.50% due 10/15/28[4]	7,800,000	7,790,250
Penn National Gaming, Inc.
4.13% due 07/01/29[4]	6,600,000	6,523,440
Papa John’s International, Inc.
3.88% due 09/15/29[4]	6,425,000	6,376,041
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[4]	5,950,000	6,225,187
American Airlines Class AA Pass Through Trust
3.58% due 01/15/28	2,481,417	2,529,850
3.35% due 10/15/29	1,340,213	1,349,212
3.65% due 02/15/29	1,157,813	1,194,419
3.15% due 02/15/32	1,102,460	1,112,420
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[4]	5,475,000	5,830,875
Boyne USA, Inc.
4.75% due 05/15/29[4]	4,960,000	5,121,200
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[4]	4,800,000	4,956,000

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Beacon Roofing Supply, Inc.
4.13% due 05/15/29[4]		4,151,000	$4,125,056
Air Canada Class A Pass Through Trust
5.25% due 04/01/29[4]		3,500,249	3,777,194
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[4]		2,800,000	2,885,750
Allison Transmission, Inc.
3.75% due 01/30/31[4]		2,925,000	2,844,562
Air Canada
4.63% due 08/15/29†††,4	CAD	3,550,000	2,810,230
Murphy Oil USA, Inc.
3.75% due 02/15/31[4]		2,525,000	2,540,781
WMG Acquisition Corp.
3.00% due 02/15/31[4]		1,875,000	1,830,469
United Airlines, Inc.
4.63% due 04/15/29[4]		1,700,000	1,756,865
United Airlines Class AA Pass Through Trust
4.15% due 08/25/31		1,065,294	1,145,377
Vail Resorts, Inc.
6.25% due 05/15/25[4]		1,075,000	1,136,812
Hanesbrands, Inc.
5.38% due 05/15/25[4]		910,000	952,661
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[4]		700,000	730,751
Total Consumer, Cyclical			336,899,438

Communications - 4.2%
Level 3 Financing, Inc.
4.25% due 07/01/28[4]		22,035,000	22,205,331
3.75% due 07/15/29[4]		7,600,000	7,345,248
3.88% due 11/15/29[4]		2,600,000	2,780,180
Mav Acquisition Corp.
8.00% due 08/01/29[4]		26,800,000	25,601,504
5.75% due 08/01/28[4]		4,250,000	4,175,625
CSC Holdings LLC
4.13% due 12/01/30[4]		21,250,000	20,851,562
3.38% due 02/15/31[4]		2,975,000	2,766,750
4.63% due 12/01/30[4]		2,715,000	2,572,463
Altice France S.A.
5.50% due 10/15/29[4]		11,610,000	11,492,536
5.13% due 07/15/29[4]		8,200,000	8,052,646
7.38% due 05/01/26[4]		4,834,000	5,016,290
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[4]		14,265,000	14,517,776
4.25% due 02/01/31[4]		9,410,000	9,551,150
Virgin Media Finance plc
5.00% due 07/15/30[4]		21,150,000	21,601,764
UPC Broadband Finco BV
4.88% due 07/15/31[4]		20,200,000	20,681,972
Vodafone Group plc
5.13% due 06/04/81[6]		16,875,000	17,383,612
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[4]		16,250,000	16,778,125
ViacomCBS, Inc.
4.95% due 05/19/50[9]		10,340,000	12,916,178
Cable One, Inc.
4.00% due 11/15/30[4]		12,575,000	12,527,844
Switch Ltd.
3.75% due 09/15/28[4]		12,100,000	12,281,500
Booking Holdings, Inc.
3.55% due 03/15/28[17]		10,000,000	11,095,553
Virgin Media Secured Finance plc
4.50% due 08/15/30[4]		10,150,000	10,314,938
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[4]		9,300,000	9,602,250
AMC Networks, Inc.
4.25% due 02/15/29		9,600,000	9,546,000
Sirius XM Radio, Inc.
4.13% due 07/01/30[4]		8,900,000	8,941,274
Lamar Media Corp.
4.00% due 02/15/30		8,600,000	8,853,700
Match Group Holdings II LLC
4.63% due 06/01/28[4]		7,700,000	8,027,250
Cengage Learning, Inc.
9.50% due 06/15/24[4]		5,039,000	5,156,610

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Ziggo BV
4.88% due 01/15/30[4]	4,850,000	$4,984,830
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[4]	3,650,000	3,769,902
TripAdvisor, Inc.
7.00% due 07/15/25[4]	1,800,000	1,908,000
T-Mobile USA, Inc.
2.88% due 02/15/31	1,750,000	1,764,875
Total Communications		335,065,238

Consumer, Non-cyclical - 3.8%
Mozart Debt Merger Sub, Inc.
3.88% due 04/01/29[4]	42,100,000	42,100,000
5.25% due 10/01/29	7,200,000	7,200,000
Kraft Heinz Foods Co.
4.38% due 06/01/46	6,320,000	7,190,235
5.20% due 07/15/45	5,725,000	7,170,083
5.50% due 06/01/50	2,800,000	3,686,151
5.00% due 06/04/42	2,490,000	3,052,774
4.88% due 10/01/49	2,025,000	2,464,341
US Foods, Inc.
6.25% due 04/15/25[4]	10,800,000	11,328,660
4.75% due 02/15/29[4]	6,550,000	6,721,938
Bausch Health Companies, Inc.
4.88% due 06/01/28[4]	13,200,000	13,678,500
Carriage Services, Inc.
4.25% due 05/15/29[4]	13,225,000	13,338,074
Jaguar Holding Company II / PPD Development, LP
4.63% due 06/15/25[4]	8,645,000	8,979,994
5.00% due 06/15/28[4]	2,460,000	2,647,796
Post Holdings, Inc.
4.63% due 04/15/30[4]	7,325,000	7,381,622
4.50% due 09/15/31[4]	4,100,000	4,051,333
Sabre GLBL, Inc.
7.38% due 09/01/25[4]	7,300,000	7,792,385
9.25% due 04/15/25[4]	1,680,000	1,941,727
DaVita, Inc.
4.63% due 06/01/30[4]	8,974,000	9,230,753
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[4]	8,900,000	9,155,875
Central Garden & Pet Co.
4.13% due 04/30/31[4]	8,900,000	9,038,181
Avantor Funding, Inc.
4.63% due 07/15/28[4]	8,175,000	8,604,596
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
5.00% due 12/31/26[4]	5,500,000	5,491,860
7.00% due 12/31/27[4]	2,991,000	2,863,883
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[4]	8,035,000	8,324,822
CPI CG, Inc.
8.63% due 03/15/26[4]	7,315,000	7,936,775
TreeHouse Foods, Inc.
4.00% due 09/01/28[9]	7,575,000	7,413,425
Smithfield Foods, Inc.
3.00% due 10/15/30[4]	7,000,000	7,038,319
Service Corporation International
3.38% due 08/15/30	5,275,000	5,268,406
4.00% due 05/15/31	1,650,000	1,705,688
Grifols Escrow Issuer S.A.
4.75% due 10/15/28[4]	6,750,000	6,891,413
WW International, Inc.
4.50% due 04/15/29[4]	7,050,000	6,891,375
Spectrum Brands, Inc.
5.50% due 07/15/30[4]	5,600,000	6,202,000
HealthEquity, Inc.
4.50% due 10/01/29[4]	5,400,000	5,495,310
Rent-A-Center, Inc.
6.38% due 02/15/29[4]	4,250,000	4,584,687
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[4]	2,650,000	2,547,975
5.25% due 04/15/24[4]	1,900,000	2,026,445

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[4]	4,400,000	$4,400,000
Hologic, Inc.
3.25% due 02/15/29[4]	4,350,000	4,366,400
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
3.75% due 12/01/31[4]	3,400,000	3,537,802
HCRX Investments Holdco, LP
4.50% due 08/01/29[4]	3,475,000	3,492,375
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[4]	2,953,000	3,035,979
Charles River Laboratories International, Inc.
4.00% due 03/15/31[4]	2,500,000	2,619,325
Nielsen Finance LLC / Nielsen Finance Co.
4.50% due 07/15/29[4]	2,550,000	2,493,390
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[4]	2,300,000	2,357,500
Par Pharmaceutical, Inc.
7.50% due 04/01/27[4]	1,825,000	1,859,219
Molina Healthcare, Inc.
4.38% due 06/15/28[4]	1,770,000	1,836,375
Altria Group, Inc.
4.45% due 05/06/50	1,670,000	1,751,027
Syneos Health, Inc.
3.63% due 01/15/29[4]	1,600,000	1,595,520
Tenet Healthcare Corp.
4.63% due 06/15/28[4]	975,000	1,010,256
Total Consumer, Non-cyclical		301,792,569

Energy - 2.0%
BP Capital Markets plc
4.88%[5,6]	39,360,000	43,266,878
ITT Holdings LLC
6.50% due 08/01/29[4]	34,450,000	34,751,438
Occidental Petroleum Corp.
7.95% due 06/15/39	4,700,000	6,227,500
6.63% due 09/01/30	3,600,000	4,441,500
4.50% due 07/15/44	2,850,000	2,863,709
6.13% due 01/01/31	2,250,000	2,700,000
4.10% due 02/15/47	2,250,000	2,139,525
3.00% due 02/15/27	2,130,000	2,128,360
4.63% due 06/15/45	1,700,000	1,738,250
4.40% due 04/15/46	900,000	896,211
NuStar Logistics, LP
6.38% due 10/01/30	18,750,000	20,625,000
5.63% due 04/28/27	450,000	479,250
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4]	17,713,000	19,023,699
DT Midstream, Inc.
4.13% due 06/15/29[4]	5,250,000	5,323,815
Rattler Midstream, LP
5.63% due 07/15/25[4]	4,125,000	4,295,362
Global Partners Limited Partnership / GLP Finance Corp.
6.88% due 01/15/29	4,050,000	4,203,778
Atlantica Sustainable Infrastructure plc
4.13% due 06/15/28[4]	1,550,000	1,601,925
Basic Energy Services, Inc.
due 10/15/23†††,7,8	1,500,000	112,500
Total Energy		156,818,700

Basic Materials - 1.2%
Alcoa Nederland Holding BV
5.50% due 12/15/27[4]	15,125,000	16,235,629
6.13% due 05/15/28[4]	7,450,000	8,073,937
4.13% due 03/31/29[4]	4,900,000	5,108,250

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
WR Grace Holdings LLC
4.88% due 06/15/27[4]		13,225,000	$13,580,488
Minerals Technologies, Inc.
5.00% due 07/01/28[4]		10,755,000	11,158,312
Kaiser Aluminum Corp.
4.50% due 06/01/31[4]		10,000,000	10,250,000
4.63% due 03/01/28[4]		375,000	387,188
Carpenter Technology Corp.
6.38% due 07/15/28		8,015,000	8,619,653
Novelis Sheet Ingot GmbH
3.38% due 04/15/29	EUR	4,500,000	5,444,625
HB Fuller Co.
4.25% due 10/15/28		5,250,000	5,341,875
Clearwater Paper Corp.
4.75% due 08/15/28[4]		4,817,000	4,949,467
ArcelorMittal S.A.
4.55% due 03/11/26		2,450,000	2,732,024
Arconic Corp.
6.00% due 05/15/25[4]		2,225,000	2,337,763
Mirabela Nickel Ltd.
due 06/24/19[7,8]		1,885,418	94,271
Total Basic Materials			94,313,482

Technology - 1.1%
Qorvo, Inc.
4.38% due 10/15/29		11,220,000	12,229,800
3.38% due 04/01/31[4]		9,225,000	9,726,840
NCR Corp.
5.25% due 10/01/30[4]		11,425,000	11,979,455
5.13% due 04/15/29[4]		6,350,000	6,548,438
Twilio, Inc.
3.88% due 03/15/31		15,100,000	15,459,531
TeamSystem SpA
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 02/15/28[10]	EUR	11,750,000	13,612,141
Booz Allen Hamilton, Inc.
3.88% due 09/01/28[4]		11,800,000	12,096,416
Playtika Holding Corp.
4.25% due 03/15/29[4]		8,750,000	8,777,912
MSCI, Inc.
3.88% due 02/15/31[4]		883,000	926,046
Total Technology			91,356,579

Utilities - 1.1%
Midcap Funding XLVI Trust
5.58% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/29/24†††,10		32,750,000	32,755,240
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††		21,800,000	22,006,882
Clearway Energy Operating LLC
3.75% due 02/15/31[4]		13,450,000	13,483,625
AES Corp.
3.95% due 07/15/30[4]		9,760,000	10,732,291
Terraform Global Operating LLC
6.13% due 03/01/26[4]		5,435,000	5,591,257
Total Utilities			84,569,295

Total Corporate Bonds
(Cost $2,377,575,748)			2,459,960,627

SENIOR FLOATING RATE INTERESTS††,10 - 21.3%
Consumer, Cyclical - 4.5%
Zephyr Bidco Ltd.
4.80% (1 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP	20,850,000	27,943,574
7.55% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	GBP	1,540,417	2,055,051

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
MB2 Dental Solutions LLC
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††		20,770,588	$20,401,670
7.19% (3 Month USD LIBOR + 6.00% and Commercial Prime Lending Rate + 5.00%, Rate Floor: 7.00%) due 01/29/27†††		5,149,418	5,057,957
Packers Holdings LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28		21,045,240	20,935,595
BGIS (BIFM CA Buyer, Inc.)
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/01/26		18,084,993	17,994,568
Mavis Tire Express Services TopCo Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 05/04/28		17,356,500	17,388,089
SP PF Buyer LLC
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25		15,426,706	15,145,169
Truck Hero, Inc.
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 01/31/28		14,825,500	14,785,323
CNT Holdings I Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/08/27		12,139,000	12,146,648
Cast & Crew Payroll LLC
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/09/26		11,568,913	11,515,927
Flamingo
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/24/28	EUR	10,000,000	11,489,226
CD&R Firefly Bidco Ltd.
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 06/23/25	EUR	6,000,000	6,935,867
due 06/23/25	GBP	3,350,000	4,484,995
Verisure Holding AB
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 07/20/26	EUR	7,651,053	8,814,133
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/27/28	EUR	1,770,000	2,037,304
Loire Finco Luxembourg SARL
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/27		10,746,068	10,665,472

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
EnTrans International LLC
6.08% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24		11,267,545	$10,450,648
American Trailer World Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/03/28		9,426,375	9,376,887
BCPE Empire Holdings, Inc.
4.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/11/26		8,960,000	8,926,400
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/11/26		223,292	221,803
CHG Healthcare Services, Inc.
due 09/20/28		8,400,000	8,408,988
United Petfood
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 04/24/28	EUR	7,000,000	8,048,540
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28		7,500,000	7,510,725
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23		7,690,334	7,421,172
Rent-A-Center, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 02/17/28†††		7,231,875	7,277,074
ImageFIRST Holdings LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 04/27/28		7,274,361	7,256,175
Holding SOCOTEC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 06/30/28		7,150,000	7,138,060
Camin Cargo Control, Inc.
7.50% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/04/26†††		6,900,000	6,831,000
First Brands Group LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/30/27		5,024,750	5,069,973
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25		4,845,466	4,591,079
Galls LLC
7.25% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/25†††		3,667,419	3,636,822
7.25% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/24†††		452,857	429,906

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Alexander Mann
5.17% (6 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP	3,000,000	$3,895,294
Alterra Mountain Co.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 08/17/28		3,738,727	3,724,707
Sovos Brands Intermediate, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 06/08/28		3,677,983	3,677,983
SHO Holding I Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 04/26/24†††		3,642,774	3,442,421
6.23% (3 Month USD LIBOR + 5.23%, Rate Floor: 6.23%) due 04/29/24†††		60,373	57,053
Apro LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/16/26		3,291,750	3,291,750
Checkers Drive-In Restaurants, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24		3,304,815	3,103,221
Adevinta ASA
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/26/28	EUR	2,600,000	3,007,651
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23		2,756,250	2,618,438
WESCO
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††		2,306,764	2,301,605
BRE/Everbright M6 Borrower LLC
5.75% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 09/09/26		2,250,000	2,255,625
Situs AMC Holdings Corp.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/30/25		1,989,975	1,960,125
CCRR Parent, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/06/28†††		1,895,250	1,899,988
TTF Holdings Intermediate LLC
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 03/31/28†††		1,734,375	1,730,039
Rent-A-Center, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 02/17/28		1,600,000	1,604,000
EG Finco Ltd.
4.88% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 02/07/25	GBP	967,500	1,295,854

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23		249,634	$249,135
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24		161,866	161,689
Total Consumer, Cyclical			352,668,398

Industrial - 4.3%
United Airlines, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/28		25,436,250	25,592,429
CapStone Acquisition Holdings, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27		24,934,245	24,934,245
American Bath Group LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27		20,484,095	20,407,280
Diversitech Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/02/24		16,918,426	16,907,936
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27		15,250,000	16,193,670
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28		15,231,825	15,231,825
TK Elevator Midco GmbH
3.63% (3 Month EURIBOR + 3.63%, Rate Floor: 3.63%) due 07/30/27	EUR	7,000,000	8,115,443
4.00% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/27		6,500,998	6,510,034
Arcline FM Holdings LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28†††		14,300,000	14,300,000
Fugue Finance BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 08/30/24	EUR	12,545,690	14,246,305
TransDigm, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25		14,151,163	13,972,858

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
NA Rail Hold Co. LLC
4.63% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26		13,847,079	$13,881,697
Charter Next Generation, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27		13,084,250	13,106,755
DXP Enterprises, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27		13,150,625	13,097,233
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25		12,561,222	12,506,329
DG Investment Intermediate Holdings 2, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/28		10,383,872	10,419,073
Service Logic Acquisition, Inc.
4.75% (2 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27		10,246,749	10,266,013
Air Canada
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28		9,800,000	9,832,634
Filtration Group Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/25		5,625,156	5,633,594
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/31/25	EUR	3,585,619	4,143,483
AI Convoy Luxembourg SARL
3.50% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 01/18/27	EUR	8,324,708	9,587,784
YAK MAT (YAK ACCESS LLC)
10.13% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26		12,220,199	8,462,488
TricorBraun Holdings, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28		8,263,657	8,213,083
Valcour Packaging LLC
due 09/28/28		6,300,000	6,268,500
Park River Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27		6,085,500	6,058,906
BWAY Holding Co.
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24		4,824,929	4,721,627

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
MI Windows And Doors LLC
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/20/27		3,970,000	$3,974,963
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24		3,827,701	3,816,945
ILPEA Parent, Inc.
5.25% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 06/22/28		3,473,949	3,465,264
Fortis Solutions Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 12/15/23†††		3,056,724	3,026,156
Titan Acquisition Ltd. (Husky)
3.17% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25		2,980,336	2,924,127
Protective Industrial Products, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/29/27		2,693,250	2,686,517
Bhi Investments LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24†††		2,496,892	2,471,923
Waterlogic USA Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 08/17/28		2,000,000	1,998,760
Pro Mach Group, Inc.
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/31/28		1,849,721	1,857,656
LTI Holdings, Inc.
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/08/25		1,455,000	1,433,408
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††		1,000,000	997,500
Duran Group Holding GMBH
4.00% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/29/24	EUR	416,090	475,404
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 12/20/24	EUR	106,858	122,091
API Heat Transfer
12.00% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 01/01/24†††,11		1,177,125	411,994

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
12.00% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 10/02/23†††,11		203,763	$147,728
Transcendia Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24		566,414	501,277
Total Industrial			342,922,937

Consumer, Non-cyclical - 3.8%
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28		31,900,000	31,850,236
Mission Veterinary Partners
4.75% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28		21,450,000	21,450,000
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28		17,380,000	17,032,400
PetIQ LLC
4.75% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28		15,800,000	15,681,500
National Mentor Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28		14,811,990	14,808,287
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27		14,417,606	14,471,672
SCP Eye Care Services LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28†††		13,857,315	13,839,994
Sigma Holding BV (Flora Food)
3.50% (1 Month EURIBOR + 3.50% and 6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR	12,019,549	13,520,879
Nidda Healthcare Holding GmbH
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 08/21/26	EUR	11,387,239	13,014,591
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26		12,537,000	12,214,674

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Quirch Foods Holdings LLC
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/27/27		12,158,125	$12,196,180
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27		10,911,110	10,911,110
Cambrex Corp.
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 12/04/26		10,400,718	10,409,974
Zep, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24		10,117,311	9,834,836
Sunshine Investments BV
2.75% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 03/28/25	EUR	8,400,000	9,656,399
Springs Window Fashions
8.58% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26		5,500,000	5,500,000
4.33% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/16/25		3,121,805	3,121,805
Gibson Brands, Inc.
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 08/11/28		8,100,000	8,019,000
Resonetics LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/28/28		8,000,000	8,000,000
Endo Luxembourg Finance Company I SARL
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/27/28		7,711,250	7,527,028
CAB (Biogroup)
3.50% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 02/09/28	EUR	6,500,000	7,489,307
Option Care Health, Inc.
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26		7,145,455	7,141,882
Hearthside Group Holdings LLC
3.77% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25		5,358,793	5,339,823
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25		1,110,759	1,111,459

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Osmosis Holdings Australia II Pty Ltd.
4.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 07/31/28	5,822,222	$5,838,233
Pearl Intermediate Parent LLC
4.25% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.75%) due 02/14/25	5,755,949	5,754,165
MDVIP LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 11/14/24	4,550,771	4,542,261
Mamba Purchaser, Inc.
due 09/28/28	2,000,000	1,998,760
Certara Holdco, Inc.
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/17/26	1,616,232	1,611,189
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27†††	1,478,788	1,484,333
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27†††	1,384,051	1,384,051
EyeCare Partners LLC
3.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/18/27	1,284,608	1,276,104
Recess Holdings, Inc.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	1,065,691	1,059,478
Moran Foods LLC
11.75% (1 Month USD LIBOR + 0.00%, Rate Floor: 1.00%) (in-kind rate was 10.75%) due 10/01/24[11]	510,583	441,655
Moran Foods LLC
8.00% (1 Month USD LIBOR + 0.00%, Rate Floor: 1.00%) (in-kind rate was 7.00%) due 04/01/24†††,11	408,677	412,764
Total Consumer, Non-cyclical		299,946,029

Technology - 3.8%
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	23,323,750	23,367,599
Peraton Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	18,061,744	18,064,634
Project Ruby Ultimate Parent Corp.
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/10/28	17,512,000	17,484,681
Apttus Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28	17,300,000	17,364,875

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Aston FinCo SARL
4.83% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP	12,967,500	$17,114,206
Cologix Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 05/01/28		16,758,000	16,763,195
Polaris Newco LLC
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/04/26†††		9,315,287	8,186,377
4.50% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28		7,950,000	7,964,946
Atlas CC Acquisition Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28		15,650,000	15,693,507
Sitecore Holding III A/S
6.50% (3 Month EURIBOR + 5.75%, Rate Floor: 5.75%) (in-kind rate was 0.75%) due 03/12/26†††,11	EUR	8,084,430	9,240,980
7.50% (3 Month USD LIBOR + 7.00%, Rate Floor: 0.50%) due 03/12/26†††		3,632,221	3,583,871
7.00% (3 Month USD LIBOR + 7.00%, Rate Floor: 0.00%) due 03/12/26†††		2,893,782	2,855,262
Team.Blue Finco SARL
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/27/28	EUR	13,243,243	15,306,440
Transact Holdings, Inc.
4.83% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26		14,690,373	14,520,552
Provation Software Group, Inc.
5.50% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/22/27		13,631,500	13,461,106
Valkyr Purchaser, LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 11/05/27		12,468,750	12,427,229
Sportradar Capital SARL
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 11/22/27	EUR	10,600,000	12,301,379
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24		9,577,625	9,582,414
Datix Bidco Ltd.
4.21% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/28/25†††		9,112,505	9,066,319
7.96% (6 Month USD LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††		461,709	458,831

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Project Boost Purchaser LLC
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 05/29/26		6,982,500	$6,978,729
Datix Bidco Ltd.
7.75% (3 Month GBP LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26	GBP	4,225,000	5,579,587
4.50% (3 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 04/28/25	GBP	1,000,000	1,320,612
Wrench Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/30/26		6,699,375	6,682,627
AVS Group GmbH
3.75% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 09/10/26	EUR	3,750,000	4,333,570
1A Smart Start LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 08/19/27		4,257,108	4,260,641
Sitecore USA, Inc.
7.00% (3 Month USD LIBOR + 6.50%, Rate Floor: 0.50%) due 03/12/26		3,701,615	3,646,091
Concorde Lux
4.00% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/01/28	EUR	3,100,000	3,587,553
Greenway Health LLC
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24		3,473,048	3,319,643
Taxware Holdings (Sovos Compliance LLC)
5.00% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28		3,240,411	3,257,974
Ministry Brands LLC
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/02/22†††		2,628,110	2,588,689
Verscend Holding Corp.
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/27/25		2,400,000	2,401,992
24-7 Intouch, Inc.
4.83% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25		2,241,576	2,219,160
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24		1,696,577	1,681,902
Boxer Parent Co., Inc.
3.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25		1,580,223	1,570,679

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Kar Finland Bidco Oy
4.50% (6 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 11/27/23†††	EUR	1,000,000	$1,138,207
Brave Parent Holdings, Inc.
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25		311,046	310,713
Total Technology			299,686,772

Financial - 2.5%
Jones Deslauriers Insurance Management, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28†††	CAD	28,649,000	22,650,672
Orion Advisor Solutions, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/24/27		21,513,019	21,513,019
Camelia Bidco Banc Civica
4.83% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/14/24	GBP	12,975,000	17,397,215
HighTower Holding LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28		13,680,000	13,662,900
Duff & Phelps
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/09/27		13,035,000	13,061,461
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26		12,884,031	12,932,346
PAI Holdco, Inc.
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/28/27		12,537,000	12,542,265
Higginbotham
6.25% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.25%) due 11/25/26†††		12,369,683	12,210,813
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25		11,123,706	11,063,416
Alter Domus
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/17/28		10,473,750	10,429,237
USI, Inc.
3.38% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 12/02/26		10,196,541	10,123,228
Jones Deslauriers Insurance Management, Inc.
8.00% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.00%) due 03/26/29	CAD	10,612,000	8,426,836

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
AlixPartners, LLP
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 02/04/28	EUR	5,970,000	$6,885,903
Aretec Group, Inc.
4.33% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25		6,329,707	6,305,970
Eisner Advisory Group
6.00% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.00%) due 07/28/28		5,454,545	5,454,546
Sandy Bidco BV
due 09/15/28	EUR	4,700,000	5,444,856
HUB International Ltd.
2.88% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/25/25		5,159,806	5,107,692
Cross Financial Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 09/15/27		4,735,631	4,745,481
Total Financial			199,957,856

Communications - 1.1%
Xplornet Communications, Inc.
4.84% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27		21,695,375	21,668,256
due 09/28/28		20,100,000	19,999,500
Syndigo LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††		27,412,250	27,480,780
Zayo Group Holdings, Inc.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27		6,146,447	6,089,101
McGraw Hill LLC
5.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28		4,250,000	4,259,095
Recorded Books, Inc.
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/29/25		4,143,341	4,144,626
Trader Interactive LLC
4.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 07/28/28†††		2,000,000	1,995,000
Flight Bidco, Inc.
7.58% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26		1,000,000	965,000
Total Communications			86,601,358

Basic Materials - 0.9%
Illuminate Buyer LLC
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27		12,054,597	12,029,523
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27		10,596,750	10,583,504

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Meridian Adhesives Group, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 07/24/28		9,800,000	$9,775,500
GrafTech Finance, Inc.
3.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25		6,906,010	6,906,010
Pregis TopCo LLC
4.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 07/31/26		6,550,000	6,550,000
Barentz Midco BV
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 11/30/27	EUR	2,400,000	2,783,828
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 11/30/27		1,985,037	1,985,037
Patriot Container Corp. (Wastequip)
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/20/25		4,729,462	4,717,639
SCHUR Flexibles GmbH
due 09/17/28	EUR	3,150,000	3,641,622
American Rock Salt Company LLC
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 06/09/28		2,344,125	2,353,501
Invictus MD Strategies Corp.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25		1,991,458	1,985,245
Vectra Co.
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/10/25		1,926,085	1,888,045
DCG Acquisition Corp.
4.59% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26		937,758	937,758
Ascend Performance Materials Operations LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 08/27/26		394,008	398,377
Total Basic Materials			66,535,589

Utilities - 0.3%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27		24,454,712	24,531,255
Panda Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/12/21		717,526	652,948

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Granite Generation LLC
4.75% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/09/26	508,891	$499,477
Total Utilities		25,683,680

Energy - 0.1%
Venture Global Calcasieu Pass LLC
2.46% (1 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††	5,168,169	4,883,919
SeaPort Financing LLC
5.59% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	3,052,933	3,022,404
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 2.00%) due 11/24/25†††,11	2,069,533	1,862,580
Buckeye Partners LP
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 11/02/26	591,034	587,866
Total Energy		10,356,769

Total Senior Floating Rate Interests
(Cost $1,679,232,063)		1,684,359,388

ASSET-BACKED SECURITIES†† - 14.9%
Collateralized Loan Obligations - 8.5%
Fortress Credit Opportunities IX CLO Ltd.
2021-9A, due 10/15/33[4,10]	42,750,000	42,750,000
LoanCore Issuer Ltd.
2021-CRE4, 2.67% (30 Day Average U.S. Secured Overnight Financing Rate + 2.61%, Rate Floor: 2.50%) due 07/15/35[4,10]	20,500,000	20,541,223
2019-CRE2, 1.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[4,10]	12,850,000	12,813,870
2021-CRE5, 3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/15/36[4,10]	8,250,000	8,257,311
Diamond CLO Ltd.
2018-1A, 2.74% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 07/22/30[4,10]	13,500,000	13,469,394
2018-1A, 1.94% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 07/22/30[4,10]	11,000,000	10,999,951
2021-1A, 3.53% (3 Month USD LIBOR + 3.40%, Rate Floor: 3.40%) due 04/25/29[4,10]	5,500,000	5,499,913
2018-1A, 3.84% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%) due 07/22/30[4,10]	5,000,000	4,989,939
2021-1A, 2.53% (3 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 04/25/29[4,10]	1,322,000	1,319,201

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
BXMT Ltd.
2020-FL2, 1.74% (30 Day Average U.S. Secured Overnight Financing Rate + 1.76%, Rate Floor: 1.65%) due 02/15/38[4,10]	15,640,000	$15,603,168
2020-FL2, 2.04% (30 Day Average U.S. Secured Overnight Financing Rate + 2.06%, Rate Floor: 1.95%) due 02/15/38[4,10]	8,000,000	7,980,981
2020-FL3, 2.97% (30 Day Average U.S. Secured Overnight Financing Rate + 2.91%, Rate Floor: 2.80%) due 03/15/37[4,10]	7,350,000	7,408,346
Voya CLO Ltd.
2021-2A, 3.73% (3 Month USD LIBOR + 3.60%, Rate Floor: 3.60%) due 06/07/30[4,10]	16,500,000	16,450,868
2013-1A, due 10/15/30[4,12]	28,970,307	9,452,519
Golub Capital Partners CLO Ltd.
2018-36A, 2.22% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 02/05/31[4,10]	20,000,000	19,571,752
2018-39A, 2.33% (3 Month USD LIBOR + 2.20%, Rate Floor: 2.20%) due 10/20/28[4,10]	5,000,000	5,000,558
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,12]	32,400,000	21,567,894
MidOcean Credit CLO VII
2020-7A, 2.33% (3 Month USD LIBOR + 2.20%, Rate Floor: 0.00%) due 07/15/29[4,10]	21,000,000	20,871,898
Palmer Square Loan Funding Ltd.
2018-4A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 11/15/26[4,10]	9,050,000	9,051,887
2021-3A, 2.67% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 07/20/29[4,10]	8,300,000	8,306,315
2018-5A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/20/27[4,10]	3,000,000	3,000,310
KREF Funding V LLC
1.84% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/25/26†††,10	19,029,959	18,837,756
0.15% due 06/25/26†††,13	73,636,363	90,573
BSPRT Issuer Ltd.
2021-FL6, 3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/15/36[4,10]	18,425,000	18,424,971

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Golub Capital Partners CLO 49M Ltd.
2021-49A, 3.95% (3 Month USD LIBOR + 3.85%, Rate Floor: 3.85%) due 08/26/33[4,10]	18,100,000	$18,062,135
Anchorage Capital CLO 6 Ltd.
2021-6A, 3.58% (3 Month USD LIBOR + 3.45%, Rate Floor: 3.45%) due 07/15/30[4,10]	17,350,000	17,354,114
Cerberus Loan Funding XXX, LP
2020-3A, 3.78% (3 Month USD LIBOR + 3.65%, Rate Floor: 3.65%) due 01/15/33[4,10]	14,500,000	14,698,698
First Eagle Clarendon Fund CLO LLC
2019-1A, 2.18% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 01/25/27[4,10]	8,302,812	8,303,525
2019-1A, 3.18% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[4,10]	4,500,000	4,500,519
2015-1A, 4.48% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[4,10]	1,300,000	1,299,854
OZLM XIII Ltd.
2018-13A, 2.23% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 07/30/27[4,10]	12,650,000	12,631,673
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A, 2.83% (3 Month USD LIBOR + 2.70%, Rate Floor: 2.70%) due 01/20/32[4,10]	11,500,000	11,498,481
Atlas Senior Loan Fund IX Ltd.
2018-9A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/28[4,10]	10,250,000	10,233,168
2018-9A, due 04/20/28[4,12]	9,600,000	880,502
TCP Waterman CLO Ltd.
2016-1A, 3.12% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 12/15/28[4,10]	11,000,000	10,990,397
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A, 3.03% (3 Month USD LIBOR + 2.90%, Rate Floor: 2.90%) due 01/20/33[4,10]	9,950,000	9,949,899
THL Credit Lake Shore MM CLO I Ltd.
2021-1A, 3.13% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/15/33[4,10]	9,900,000	9,885,157
Golub Capital Partners CLO 16 Ltd.
2021-16A, 2.99% (3 Month USD LIBOR + 2.90%, Rate Floor: 2.90%) due 07/25/33[4,10]	9,300,000	9,334,050

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
ABPCI DIRECT LENDING FUND CLO V Ltd.
2021-5A, 3.03% (3 Month USD LIBOR + 2.90%, Rate Floor: 2.90%) due 04/20/31[4,10]	9,200,000	$9,151,675
FS RIALTO
2021-FL2, 2.89% (1 Month USD LIBOR + 2.80%, Rate Floor: 2.80%) due 04/16/28[4,10]	8,850,000	8,881,095
Magnetite Xxix Ltd.
2021-29A, 2.73% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 01/15/34[4,10]	8,800,000	8,799,942
Marathon CLO V Ltd.
2017-5A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[4,10]	7,920,233	7,912,693
2013-5A, due 11/21/27[4,12]	5,500,000	765,600
CIFC Funding 2017-II Ltd.
2021-2A, 3.23% (3 Month USD LIBOR + 3.10%, Rate Floor: 3.10%) due 04/20/30[4,10]	8,100,000	8,099,906
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[4,12]	9,500,000	8,045,777
Flagship CLO VIII Ltd.
2018-8A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[4,10]	8,025,000	8,015,062
Venture XIV CLO Ltd.
2020-14A, 2.37% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/28/29[4,10]	8,000,000	8,000,862
Carlyle Global Market Strategies CLO Ltd.
2017-2A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/18/29[4,10]	3,500,000	3,474,511
2012-3A, due 01/14/32[4,12]	6,400,000	2,594,765
2013-3X SUB, due 10/15/30[12]	4,938,326	1,487,290
Madison Park Funding XLVIII Ltd.
2021-48A, 3.13% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/19/33[4,10]	7,500,000	7,504,108
Newstar Commercial Loan Funding LLC
2017-1A, 3.62% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[4,10]	7,500,000	7,502,311
Telos CLO Ltd.
2017-6A, 2.73% (3 Month USD LIBOR + 2.60%, Rate Floor: 0.00%) due 01/17/27[4,10]	7,500,000	7,491,879
ACRE Commercial Mortgage Ltd.
2021-FL4, 2.69% (1 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 12/18/37[4,10]	7,350,000	7,349,993

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
ACRES Commercial Realty Ltd.
2021-FL1, 2.73% (1 Month USD LIBOR + 2.65%, Rate Floor: 2.65%) due 06/15/36[4,10]	7,250,000	$7,323,075
Marathon CRE Ltd.
2018-FL1, 3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/15/28[4,10]	6,000,000	5,994,661
2018-FL1, 2.68% (1 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 06/15/28[4,10]	650,000	649,564
Octagon Loan Funding Ltd.
2014-1A, due 11/18/31[4,12]	19,435,737	6,389,984
Cerberus Loan Funding XXXIII, LP
2021-3A, 2.93% (3 Month USD LIBOR + 2.80%, Rate Floor: 2.80%) due 07/23/33[4,10]	5,900,000	5,924,100
LCCM 2021-FL2 Trust
2021-FL2, 2.98% (1 Month USD LIBOR + 2.90%, Rate Floor: 2.90%) due 12/13/38[4,10]	5,750,000	5,752,567
Hull Street CLO Ltd.
2014-1A, 3.73% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/18/26[4,10]	5,785,000	5,662,253
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 3.18% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/20/33[4,10]	5,550,000	5,550,122
CHCP Ltd.
2021-FL1, 3.17% (30 Day Average U.S. Secured Overnight Financing Rate + 3.11%, Rate Floor: 3.00%) due 02/15/38[4,10]	5,500,000	5,525,875
Silvermore CLO Ltd.
2014-1A, 3.13% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/15/26[4,10]	5,500,000	5,499,192
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[4,12]	11,700,000	5,388,295
Cerberus Loan Funding XXXV, LP
2021-5A, 2.73% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 09/22/33[4,10]	5,150,000	5,150,000
Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[4,12]	7,895,000	5,050,384
WhiteHorse X Ltd.
2015-10A, 5.43% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[4,10]	4,980,000	4,459,441

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
BNPP IP CLO Ltd.
2014-2A, 5.38% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[4,10]	5,847,392	$4,385,544
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[4,12]	13,790,000	4,172,564
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A, 2.88% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/16/33[4,10]	4,050,000	4,049,965
Cerberus Loan Funding XXVI, LP
2021-1A, 3.03% (3 Month USD LIBOR + 2.90%, Rate Floor: 2.90%) due 04/15/31[4,10]	4,000,000	4,015,957
Adams Mill CLO Ltd.
2014-1A, 5.13% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) due 07/15/26[4,10]	4,000,000	3,904,820
STWD Ltd.
2021-FL2, 2.88% (1 Month USD LIBOR + 2.80%, Rate Floor: 2.80%) due 04/18/38[4,10]	3,750,000	3,762,374
Monroe Capital CLO Ltd.
2017-1A, 3.74% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[4,10]	3,000,000	2,995,053
HGI CRE CLO Ltd.
2021-FL2, 2.25% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 10/19/26[4,10]	1,600,000	1,600,000
2021-FL2, 2.55% (1 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 10/19/26[4,10]	1,200,000	1,200,000
KVK CLO Ltd.
2013-1A, due 01/14/28[4,12]	11,900,000	2,750,983
AMMC CLO XI Ltd.
2012-11A, due 04/30/31[4,12]	5,650,000	2,653,466
Denali Capital CLO XI Ltd.
2018-1A, 2.28% (3 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 10/20/28[4,10]	2,500,000	2,483,618
Goldentree Loan Management US CLO 4 Ltd.
2021-4A, 3.28% (3 Month USD LIBOR + 3.15%, Rate Floor: 3.15%) due 04/24/31[4,10]	2,000,000	2,000,333
PFP Ltd.
2021-7, 3.10% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/14/38[4,10]	1,789,911	1,792,174
Babson CLO Ltd.
2014-IA, due 07/20/25[4,12]	11,900,000	1,401,820

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
KKR CLO 19 Ltd.
2017-19, 1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 10/15/30[4,10]	1,350,000	$1,345,118
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[12]	6,270,000	1,014,486
West CLO Ltd.
2013-1A, due 11/07/25[4,12]	5,300,000	905,770
Dryden Senior Loan Fund
due 01/15/31[12]	1,897,598	900,638
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[4,12]	1,500,000	578,161
Copper River CLO Ltd.
2007-1A, due 01/20/21[8,12]	8,150,000	278,974
TICP CLO III-2 Ltd.
2018-3R, 0.97% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[4,10]	160,527	160,527
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[4,12]	4,219,178	4,725
Total Collateralized Loan Obligations		669,636,822

Transport-Aircraft - 3.0%
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[4]	49,478,119	49,292,516
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[4]	21,040,123	20,982,400
2016-1, 4.45% due 08/15/41	7,852,670	7,852,226
2019-1A, 3.97% due 04/15/39[4]	7,055,774	7,055,688
AASET Trust
2017-1A, 3.97% due 05/16/42[4]	26,078,492	23,912,524
2020-1A, 4.34% due 01/16/40[4]	6,611,667	4,787,919
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[4]	15,337,235	15,280,978
2019-1, 3.60% due 09/15/39[4]	6,574,327	6,517,266
2017-1, 6.30% due 02/15/42[4]	3,838,675	3,702,090
Raspro Trust
2005-1A, 1.06% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,10]	20,391,173	20,391,157
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[4]	20,556,468	20,297,053
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[4]	17,573,602	17,069,279
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[4]	9,003,654	8,923,985
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[4]	9,117,555	7,998,649
2020-1A, 3.23% due 03/15/40[4]	635,004	629,627
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[4]	5,438,981	5,484,263
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[4,14]	4,128,937	4,116,035
WAVE LLC
2019-1, 3.60% due 09/15/44[4]	4,032,795	4,016,310
Slam Ltd.
2021-1A, 3.42% due 06/15/46[4]	3,543,840	3,557,242

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[4]		3,042,893	$3,287,895
Stripes Aircraft Ltd.
2013-1 A1, 3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 03/20/23†††,10		2,305,264	2,222,389
Airplanes Pass Through Trust
2001-1A, due 03/15/19†††,7,8		2,097,481	210
Total Transport-Aircraft			237,377,701

Financial - 1.5%
HarbourVest Structured Solutions IV Holdings, LP
due 09/15/26[10]		24,100,000	24,100,000
due 09/15/26[10]	EUR	12,900,000	14,944,393
HV Eight LLC
2.90% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 12/28/25†††,10	EUR	28,000,000	32,392,354
Nassau LLC
2019-1, 3.98% due 08/15/34[4]		16,889,389	17,068,835
Lam Trade Finance Group LLC
2.50% due 09/29/22		12,000,000	12,000,000
Aesf Vi Verdi, LP
2.15% (3 Month EURIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24†††,10	EUR	9,086,937	10,521,562
Ceamer Finance LLC
3.69% due 03/22/31†††		6,000,000	5,890,080
KKR Core Holding Company LLC
4.00% due 07/15/31†††		4,880,000	4,814,120
Total Financial			121,731,344
Whole Business - 0.6%
TSGE
2017-1, 6.25% due 09/25/31†††		42,550,000	43,735,007
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[4]		2,704,938	2,896,812
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/07/49[4]		2,079,000	2,115,237
Wendy’s Funding LLC
2018-1A, 3.88% due 03/15/48[4]		385,000	406,840
Total Whole Business			49,153,896

Infrastructure - 0.5%
VB-S1 Issuer LLC
2020-1A, 6.66% due 06/15/50[4]		23,700,000	25,678,175
2020-1A, 4.09% due 06/15/50[4]		5,183,000	5,447,321
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48[8]		6,722,247	6,893,760
Total Infrastructure			38,019,256

Collateralized Debt Obligations - 0.3%
Anchorage Credit Funding 3 Ltd.
2021-3A, 3.47% due 01/28/39[4]		14,250,000	14,250,764
Anchorage Credit Funding 4 Ltd.
2021-4A, 3.12% due 04/27/39[4]		9,200,000	9,195,827

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2021-4A, 3.52% due 04/27/39[4]	4,250,000	$4,250,824
Total Collateralized Debt Obligations		27,697,415

Net Lease - 0.3%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[4]	21,105,000	21,953,210

Diversified Payment Rights - 0.2%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	15,300,000	16,251,813
Total Asset-Backed Securities
(Cost $1,162,147,661)		1,181,821,457

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 10.2%
Residential Mortgage Backed Securities - 6.0%
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/36[10]	23,727,382	15,294,713
2006-WMC3, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[10]	10,003,123	8,004,286
2006-HE3, 0.41% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 11/25/36[10]	6,229,953	5,773,276
2006-WMC4, 0.21% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[10]	8,167,174	5,237,032
2006-WMC4, 0.17% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 12/25/36[10]	3,453,367	2,198,873
Ameriquest Mortgage Securities Trust
2006-M3, 0.33% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 10/25/36[10]	34,436,904	14,952,449
2006-M3, 0.26% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 10/25/36[10]	22,486,904	14,941,626
2006-M3, 0.19% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 10/25/36[10]	14,316,056	6,092,514
FKRT
2.21% due 11/30/58	33,850,000	33,859,140
Lehman XS Trust Series
2006-16N, 0.51% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 11/25/46[10]	15,914,322	16,220,153
2006-18N, 0.45% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 12/25/36[10]	12,027,835	12,534,937
2006-10N, 0.51% (1 Month USD LIBOR + 0.42%, Rate Floor: 0.42%) due 07/25/46[10]	3,219,050	3,326,705
WaMu Asset-Backed Certificates WaMu Series
2007-HE2, 0.45% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/37[10]	25,879,890	12,865,833

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2007-HE2, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[10]	19,720,247	$9,560,319
2007-HE4, 0.26% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[10]	7,559,324	6,363,644
2007-HE4, 0.34% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[10]	2,357,989	1,768,009
RALI Series Trust
2006-QO6, 0.45% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 06/25/46[10]	32,092,959	9,969,354
2007-QO2, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[10]	14,529,391	7,237,941
2006-QO8, 0.49% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 10/25/46[10]	4,985,855	4,943,245
2006-QO6, 0.55% (1 Month USD LIBOR + 0.46%, Rate Floor: 0.46%) due 06/25/46[10]	8,350,150	2,644,276
2006-QO2, 0.63% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 02/25/46[10]	6,264,123	1,853,883
2006-QO6, 0.61% (1 Month USD LIBOR + 0.52%, Rate Floor: 0.52%) due 06/25/46[10]	5,268,234	1,711,440
2006-QO2, 0.77% (1 Month USD LIBOR + 0.68%, Rate Floor: 0.68%) due 02/25/46[10]	3,351,837	1,035,435
2006-QO2, 0.53% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 02/25/46[10]	224,675	65,076
Long Beach Mortgage Loan Trust
2006-6, 0.59% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 07/25/36[10]	14,984,089	8,011,697
2006-8, 0.41% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 09/25/36[10]	17,809,050	6,954,210
2006-4, 0.41% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 05/25/36[10]	10,577,466	4,386,845
2006-1, 0.47% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 02/25/36[10]	4,146,455	3,798,614
2006-6, 0.39% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 07/25/36[10]	4,665,864	2,441,906
2006-8, 0.27% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 09/25/36[10]	4,825,918	1,851,854

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2006-6, 0.29% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 07/25/36[10]	2,700,970	$1,398,113
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.72% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[10]	24,556,346	24,513,947
FKRT
2020-C2A, 3.25% due 12/30/23†††,8	22,382,728	22,382,728
American Home Mortgage Assets Trust
2006-6, 0.30% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 12/25/46[10]	9,576,057	8,334,778
2006-1, 0.47% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 05/25/46[10]	8,713,818	8,278,474
2006-3, 1.03% (1 Year CMT Rate + 0.94%, Rate Floor: 0.94%) due 10/25/46[10]	5,839,350	4,768,592
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 0.31% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/25/36[10]	23,611,059	10,714,590
2006-2, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 11/25/36[10]	18,012,283	8,087,421
Morgan Stanley ABS Capital I Incorporated Trust
2006-HE8, 0.31% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 10/25/36[10]	21,410,110	12,750,800
2006-HE6, 0.19% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 09/25/36[10]	4,631,591	2,164,165
2007-HE4, 0.32% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 02/25/37[10]	4,062,510	1,778,922
IXIS Real Estate Capital Trust
2007-HE1, 0.25% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/37[10]	25,225,673	8,573,762
2007-HE1, 0.32% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 05/25/37[10]	17,872,034	6,154,035
GSAMP Trust
2007-NC1, 0.22% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[10]	20,800,909	14,478,317

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
GSAA Home Equity Trust
2006-3, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/25/36[10]	12,302,329	$8,190,075
2006-9, 0.57% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 06/25/36[10]	8,255,805	3,315,101
2007-7, 0.63% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 07/25/37[10]	737,669	733,843
Master Asset Backed Securities Trust
2006-WMC3, 0.25% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36[10]	10,906,207	4,949,882
2006-HE3, 0.29% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 08/25/36[10]	10,036,263	3,923,800
2006-HE3, 0.39% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 08/25/36[10]	8,438,101	3,345,259
Citigroup Mortgage Loan Trust, Inc.
2007-AMC3, 0.34% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/37[10]	12,457,466	11,560,060
Nationstar Home Equity Loan Trust
2007-C, 0.26% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/37[10]	9,319,188	9,157,422
Home Equity Loan Trust
2007-FRE1, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[10]	9,221,729	8,812,030
First NLC Trust
2007-1, 0.37% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 08/25/37[4,10]	7,463,884	4,990,848
2007-1, 0.16% (1 Month USD LIBOR + 0.07%, Rate Floor: 0.07%) due 08/25/37[4,10]	5,660,102	3,670,286
Argent Securities Trust
2006-W5, 0.39% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 06/25/36[10]	10,455,168	8,328,509
Alternative Loan Trust
2007-OA7, 0.27% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/47[10]	8,400,005	8,062,328
WaMu Asset-Backed Certificates WaMu Series Trust
2007-HE1, 0.32% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37[10]	8,287,570	5,197,127

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2007-HE4, 0.26% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[10]	3,302,505	$2,450,275
ACE Securities Corporation Home Equity Loan Trust Series
2007-ASP1, 0.47% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 03/25/37[10]	11,898,685	7,465,253
HSI Asset Securitization Corporation Trust
2007-HE1, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/25/37[10]	6,744,707	5,830,741
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 0.93% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[10]	4,664,123	4,060,224
Morgan Stanley Mortgage Loan Trust
2006-9AR, 0.39% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 08/25/36[10]	9,198,661	3,491,363
Nomura Resecuritization Trust
2015-4R, 1.38% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[4,10]	2,689,317	2,714,112

Alliance Bancorp Trust
2007-OA1, 0.33% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[10]	2,391,523	2,290,622
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[4,10]	906,670	870,092
Morgan Stanley Re-REMIC Trust
2010-R5, 1.76% due 06/26/36[4]	704,627	655,893
Asset Backed Securities Corporation Home Equity Loan Trust
2006-HE5, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[10]	431,336	426,829
Total Residential Mortgage Backed Securities		474,769,903

Government Agency - 3.1%
Uniform MBS 30 Year
due 11/10/21[19]	236,000,000	242,729,776

Commercial Mortgage Backed Securities - 0.7%
GS Mortgage Securities Corporation Trust
2017-STAY, 2.73% (1 Month USD LIBOR + 2.65%, Rate Floor: 2.15%) due 07/15/32[4,10]	16,531,000	16,503,853
2020-UPTN, 3.35% (WAC) due 02/10/37[4,10]	8,256,000	8,359,040

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
2020-DUNE, 2.58% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 12/15/36[4,10]		7,340,000	$7,148,024
2020-DUNE, 1.98% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/15/36[4,10]		2,750,000	2,741,005
BX Commercial Mortgage Trust
2021-VOLT, 2.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/15/36[4,10]		19,750,000	19,774,735
2019-XL, 2.38% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 10/15/36[4,10]		2,067,786	2,073,587
Wells Fargo Commercial Mortgage Trust
2015-NXS1, 2.63% due 05/15/48		1,019,831	1,019,587
Total Commercial Mortgage Backed Securities			57,619,831

Military Housing - 0.4%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.65% (WAC) due 11/25/52[4,10,13]		160,732,968	9,090,076
2015-R1, 0.52% (WAC) due 11/25/55[4,10,13]		65,755,411	4,368,842
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44†††,4		9,000,000	11,238,660
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52[4]		5,597,654	6,297,496
Total Military Housing			30,995,074

Total Collateralized Mortgage Obligations
(Cost $850,406,260)			806,114,584

FOREIGN GOVERNMENT DEBT†† - 4.6%
Government of Japan
(0.11)% due 10/25/21[15]	JPY	10,070,200,000	90,491,140
(0.11)% due 11/01/21[15]	JPY	4,750,400,000	42,688,281
(0.12)% due 10/18/21[15]	JPY	2,780,600,000	24,985,972
(0.09)% due 10/04/21[15]	JPY	1,960,500,000	17,615,964
Province of Ontario
0.17% due 10/20/21[15]	CAD	67,088,000	52,967,947
0.16% due 10/06/21[15]	CAD	27,718,000	21,886,583
0.17% due 10/27/21[15]	CAD	15,857,000	12,519,567
Province of Quebec
0.18% due 11/19/21[15]	CAD	70,000,000	55,252,684
0.17% due 10/22/21[15]	CAD	12,950,000	10,224,098
0.14% due 10/01/21[15]	CAD	1,095,000	864,647
Province of Nova Scotia
0.17% due 10/07/21[15]	CAD	27,040,000	21,351,010
Province of Newfoundland
0.19% due 11/04/21[15]	CAD	8,200,000	6,473,882
0.17% due 10/12/21[15]	CAD	1,700,000	1,342,294
Government of United Kingdom
0.01% due 10/11/21[15]	GBP	1,000,000	1,347,550
Total Foreign Government Debt
(Cost $362,158,940)			360,011,619

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
U.S. GOVERNMENT SECURITIES†† - 0.6%
U.S. Treasury Notes
0.38% due 07/15/24[17]		24,800,000	$24,728,312
0.13% due 08/31/23		19,870,000	19,815,668
Total U.S. Government Securities
(Cost $44,634,646)			44,543,980

SENIOR FIXED RATE INTERESTS††† - 0.0%
Consumer, Cyclical - 0.0%
WESCO
5.25% due 06/14/24	CAD	3,864,740	3,044,928
Total Senior Fixed Rate Interests
(Cost $2,934,187)			3,044,928

COMMERCIAL PAPER†† - 3.6%
Swedbank AB
0.05% due 10/07/21[15]		70,000,000	69,999,416
McCormick & Co., Inc.
0.14% due 10/04/21[4,15]		50,000,000	49,999,417
Prudential plc
0.06% due 10/01/21[4,15]		40,000,000	40,000,000
Amcor Flexibles North America, Inc.
0.12% due 10/12/21[4,15]		31,590,000	31,588,842
Fidelity National Information Services, Inc.
0.20% due 10/21/21[4,15]		25,000,000	24,997,222
Reed Elsevier, Inc.
0.10% due 10/04/21[4,15]		24,240,000	24,239,798
Consolidated Edison Company of New York, Inc.
0.09% due 10/01/21[4,15]		20,000,000	20,000,000
Societe Generale S.A.
0.04% due 10/01/21[15]		20,000,000	20,000,000
BASF SE
0.09% due 10/05/21[4,15]		1,750,000	1,749,981
Total Commercial Paper
(Cost $282,574,676)			282,574,676

	Contracts/ Notional Value		Value
OTC OPTIONS PURCHASED†† - 0.4%
Call Options on:
Interest Rate Options
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	USD	1,424,100,000	$8,074,647
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	USD	709,900,000	4,025,133
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	USD	661,700,000	2,620,332
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	USD	126,600,000	717,822
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	USD	82,200,000	325,512
Total Interest Rate Options			15,763,446

Foreign Exchange Options
J.P. Morgan Securities plc Foreign Exchange USD/SEK Expiring October 2021 with strike price of USD 8.62	USD	8,809,000	129,434

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value		Value
Citibank, N.A. Foreign Exchange USD/SEK Expiring October 2021 with strike price of USD 8.71	USD	10,308,000	$77,493
Barclays Bank plc Foreign Exchange USD/SEK Expiring October 2021 with strike price of USD 8.78	USD	10,121,000	58,906
UBS AG Foreign Exchange USD/CHF Expiring October 2021 with strike price of USD 0.94	USD	10,403,000	53,920
Citibank, N.A. Foreign Exchange EUR/GBP Expiring October 2021 with strike price of EUR 0.86 (Notional Value $9,992,467)	EUR	8,622,000	44,393
Barclays Bank plc Foreign Exchange EUR/GBP Expiring October 2021 with strike price of EUR 0.85 (Notional Value $3,257,808)	EUR	2,811,000	31,685
Barclays Bank plc Foreign Exchange NOK/SEK Expiring October 2021 with strike price of NOK 1.00 (Notional Value $3,542,687)	NOK	30,925,000	28,908
Deutsche Bank AG Foreign Exchange NOK/SEK Expiring October 2021 with strike price of NOK 1.01 (Notional Value $10,010,826)	NOK	87,387,000	25,289
Bank of America, N.A. Foreign Exchange EUR/NOK Expiring October 2021 with strike price of EUR 10.32 (Notional Value $9,937,996)	EUR	8,575,000	19,779
Barclays Bank plc Foreign Exchange EUR/NOK Expiring October 2021 with strike price of EUR 10.19 (Notional Value $3,530,162)	EUR	3,046,000	18,693
Bank of America, N.A. Foreign Exchange EUR/SEK Expiring October 2021 with strike price of EUR 10.18 (Notional Value $4,344,903)	EUR	3,749,000	14,547
Goldman Sachs International Foreign Exchange EUR/SEK Expiring October 2021 with strike price of EUR 10.27 (Notional Value $10,318,132)	EUR	8,903,000	13,227

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value		Value
J.P. Morgan Securities plc Foreign Exchange EUR/SEK Expiring October 2021 with strike price of EUR 10.17 (Notional Value $3,530,162)	EUR	3,046,000	$11,053
Deutsche Bank AG Foreign Exchange EUR/SEK Expiring October 2021 with strike price of EUR 10.26 (Notional Value $9,937,996)	EUR	8,575,000	9,031
Morgan Stanley Capital Services LLC Foreign Exchange GBP/CAD Expiring October 2021 with strike price of GBP 1.73 (Notional Value $3,474,698)	GBP	2,577,000	8,462
Bank of America, N.A. Foreign Exchange EUR/USD Expiring October 2021 with strike price of EUR 1.17 (Notional Value $3,530,162)	EUR	3,046,000	3,323
Deutsche Bank AG Foreign Exchange EUR/SEK Expiring October 2021 with strike price of EUR 10.18 (Notional Value $3,366,750)	EUR	2,905,000	2,476
Total Foreign Exchange Options			550,619
Put Options on:
Equity Options
Citibank, N.A. S&P 500 Index Expiring November 2021 with strike price of $4,340.00 (Notional Value $501,397,656)		1,164	15,615,060
Total Equity Options			15,615,060

Foreign Exchange Options
Morgan Stanley Capital Services LLC Foreign Exchange GBP/CAD Expiring October 2021 with strike price of GBP 1.73 (Notional Value $3,474,698)	GBP	2,577,000	54,255
Bank of America, N.A. Foreign Exchange EUR/USD Expiring October 2021 with strike price of EUR 1.17 (Notional Value $3,530,162)	EUR	3,046,000	47,150
Barclays Bank plc Foreign Exchange EUR/NOK Expiring October 2021 with strike price of EUR 10.19 (Notional Value $3,530,162)	EUR	3,046,000	42,357
Bank of America, N.A. Foreign Exchange EUR/SEK Expiring October 2021 with strike price of EUR 10.18 (Notional Value $4,344,903)	EUR	3,749,000	30,720

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value		Value
Bank of America, N.A. Foreign Exchange EUR/NOK Expiring October 2021 with strike price of EUR 10.01 (Notional Value $9,937,996)	EUR	8,575,000	$28,879
Goldman Sachs International Foreign Exchange EUR/SEK Expiring October 2021 with strike price of EUR 10.09 (Notional Value $10,318,132)	EUR	8,903,000	28,629
J.P. Morgan Securities plc Foreign Exchange EUR/SEK Expiring October 2021 with strike price of EUR 10.17 (Notional Value $3,530,162)	EUR	3,046,000	21,441
Barclays Bank plc Foreign Exchange NOK/SEK Expiring October 2021 with strike price of NOK 1.00 (Notional Value $3,542,687)	NOK	30,925,000	20,337
Deutsche Bank AG Foreign Exchange NOK/SEK Expiring October 2021 with strike price of NOK 0.99 (Notional Value $10,010,825)	NOK	87,387,000	16,281
Deutsche Bank AG Foreign Exchange EUR/SEK Expiring October 2021 with strike price of EUR 10.08 (Notional Value $9,937,996)	EUR	8,575,000	16,037
Deutsche Bank AG Foreign Exchange EUR/SEK Expiring October 2021 with strike price of EUR 10.18 (Notional Value $3,366,750)	EUR	2,905,000	15,263
UBS AG Foreign Exchange USD/CHF Expiring October 2021 with strike price of USD 0.91	USD	10,403,000	12,441
Barclays Bank plc Foreign Exchange EUR/GBP Expiring October 2021 with strike price of EUR 0.85 (Notional Value $3,257,808)	EUR	2,811,000	7,635
Barclays Bank plc Foreign Exchange USD/SEK Expiring October 2021 with strike price of USD 8.51	USD	10,121,000	5,805
Citibank, N.A. Foreign Exchange EUR/GBP Expiring October 2021 with strike price of EUR 0.85 (Notional Value $9,992,467)	EUR	8,622,000	4,829

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value		Value
J.P. Morgan Securities plc Foreign Exchange USD/SEK Expiring October 2021 with strike price of USD 8.62	USD	8,809,000	$1,688
Citibank, N.A. Foreign Exchange USD/SEK Expiring October 2021 with strike price of USD 8.45	USD	10,308,000	348
Total Foreign Exchange Options			354,095

Total OTC Options Purchased
(Cost $21,717,797)			32,283,220

OTC INTEREST RATE SWAPTIONS PURCHASED††,18 - 0.3%
Call Swaptions on:
Interest Rate Swaptions
Goldman Sachs International 5-Year Interest Rate Swap Expiring August 2031 with exercise rate of 2.03%	USD	64,178,000	2,281,570
Morgan Stanley Capital Services LLC 20-Year Interest Rate Swap Expiring August 2031 with exercise rate of 1.85%	USD	17,801,000	1,863,126
Citibank, N.A. 20-Year Interest Rate Swap Expiring August 2028 with exercise rate of 1.84%	USD	20,237,000	1,794,885
J.P. Morgan Securities plc 30-Year Interest Rate Swap Expiring August 2031 with exercise rate of 1.70%	USD	12,648,000	1,758,317
Goldman Sachs International 20-Year Interest Rate Swap Expiring August 2026 with exercise rate of 0.65% (Notional Value $20,717,398)	GBP	15,365,000	1,307,113
Total Interest Rate Swaptions			9,005,011

Put Swaptions on:
Interest Rate Swaptions
Goldman Sachs International 20-Year Interest Rate Swap Expiring August 2026 with exercise rate of 0.65% (Notional Value $20,717,398)	GBP	15,365,000	2,895,936
Goldman Sachs International 5-Year Interest Rate Swap Expiring August 2031 with exercise rate of 2.03%	USD	64,178,000	2,696,968
Citibank, N.A. 20-Year Interest Rate Swap Expiring August 2028 with exercise rate of 1.84%	USD	20,237,000	2,567,280

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value		Value
Morgan Stanley Capital Services LLC 20-Year Interest Rate Swap Expiring August 2031 with exercise rate of 1.85%	USD	17,801,000	$2,398,432
J.P. Morgan Securities plc 30-Year Interest Rate Swap Expiring August 2031 with exercise rate of 1.70%	USD	12,648,000	2,312,550
Total Interest Rate Swaptions			12,871,166

Total OTC Interest Rate Swaptions Purchased
(Cost $22,376,084)			21,876,177
Total Investments — 105.0%
(Cost $8,196,743,752)			$8,303,577,852

	Face Amount
Collateralized Mortgage Obligations Sold Short†† - (3.2)%
Government Agency - (3.2)%
Uniform MBS 30 Year
due 11/10/21[19]		$236,000,000	(249,869,720)
Total Collateralized Mortgage Obligations Sold Short
(Proceeds $250,128,511)			(249,869,720)

	Contracts
LISTED OPTIONS WRITTEN† - (0.0)%
Call Options on:
Equity Options
Figs, Inc. Expiring December 2022 with strike price of $55.00 (Notional Value $148,560)		40	(20,600)
	Contracts/ Notional Value		Value
Figs, Inc. Expiring December 2022 with strike price of $50.00 (Notional Value $152,274)		41	(25,215)
Matterport, Inc. Expiring March 2022 with strike price of $17.50 (Notional Value $705,343)		373	(165,985)
Matterport, Inc. Expiring March 2022 with strike price of $15.00 (Notional Value $2,278,655)		1,205	(692,875)
Total Equity Options			(904,675)

Total Listed Options Written
(Premiums received $658,479)			(904,675)

OTC INTEREST RATE SWAPTIONS WRITTEN††,18 - (0.0)%
Call Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 20-Year Interest Rate Swap Expiring August 2024 with exercise rate of 0.70% (Notional Value $4,080,107)	GBP	3,026,000	(198,429)
Barclays Bank plc 5-Year Interest Rate Swap Expiring August 2023 with exercise rate of 1.43%	USD	18,926,000	(245,537)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value		Value
Morgan Stanley Capital Services LLC 20-Year Interest Rate Swap Expiring August 2023 with exercise rate of 1.78%	USD	5,340,000	$(260,128)
Citibank, N.A. 20-Year Interest Rate Swap Expiring August 2024 with exercise rate of 1.89%	USD	4,403,000	(289,081)
Morgan Stanley Capital Services LLC 30-Year Interest Rate Swap Expiring August 2024 with exercise rate of 1.87%	USD	3,185,000	(293,808)
Total Interest Rate Swaptions			(1,286,983)

Put Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 30-Year Interest Rate Swap Expiring August 2024 with exercise rate of 1.87%	USD	3,185,000	(372,926)
Citibank, N.A. 20-Year Interest Rate Swap Expiring August 2024 with exercise rate of 1.89%	USD	4,403,000	(396,937)
Morgan Stanley Capital Services LLC 20-Year Interest Rate Swap Expiring August 2023 with exercise rate of 1.78%	USD	5,340,000	(446,832)
	Contracts/ Notional Value		Value
Morgan Stanley Capital Services LLC 20-Year Interest Rate Swap Expiring August 2024 with exercise rate of 0.70% (Notional Value $4,080,107)	GBP	3,026,000	(477,377)
Barclays Bank plc 5-Year Interest Rate Swap Expiring August 2023 with exercise rate of 1.43%	USD	18,926,000	(485,709)
Total Interest Rate Swaptions			(2,179,781)

Total OTC Interest Rate Swaptions Written
(Premiums received $3,533,712)			(3,466,764)

OTC OPTIONS WRITTEN†† - (0.1)%
Call Options on:
Equity Options
Citibank, N.A. Pershing Square Tontine Holdings Ltd. Expiring December 2021 with strike price of $35.00 (Notional Value $29,550)		15	—
Citibank, N.A. Pershing Square Tontine Holdings Ltd. Expiring December 2021 with strike price of $30.00 (Notional Value $358,540)		182	—

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value		Value
Citibank, N.A. Pershing Square Tontine Holdings Ltd. Expiring December 2021 with strike price of $40.00 (Notional Value $539,780)		274	$—
Total Equity Options			—

Foreign Exchange Options
BNP Paribas Foreign Exchange EUR/CHF Expiring October 2021 with strike price of EUR 1.10 (Notional Value $2,389,755)	EUR	2,062,000	(24)
Deutsche Bank AG Foreign Exchange EUR/JPY Expiring October 2021 with strike price of EUR 132.17 (Notional Value $2,443,067)	EUR	2,108,000	(146)
Citibank, N.A. Foreign Exchange NZD/USD Expiring October 2021 with strike price of NZD 0.72 (Notional Value $2,327,554)	NZD	3,374,000	(602)
J.P. Morgan Securities plc Foreign Exchange EUR/CAD Expiring October 2021 with strike price of EUR 1.49 (Notional Value $16,996,002)	EUR	14,665,000	(2,021)
Deutsche Bank AG Foreign Exchange USD/CAD Expiring October 2021 with strike price of USD 1.28	USD	2,577,000	(2,468)
Morgan Stanley Capital Services LLC Foreign Exchange AUD/USD Expiring October 2021 with strike price of AUD 0.74 (Notional Value $2,437,209)	AUD	3,374,000	(2,711)
Goldman Sachs International Foreign Exchange USD/CAD Expiring October 2021 with strike price of USD 1.29	USD	2,577,000	(3,562)
UBS AG Foreign Exchange NZD/JPY Expiring October 2021 with strike price of NZD 78.89 (Notional Value $2,391,710)	NZD	3,467,000	(4,258)
Deutsche Bank AG Foreign Exchange NZD/JPY Expiring October 2021 with strike price of NZD 79.02 (Notional Value $2,586,248)	NZD	3,749,000	(5,696)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value		Value
Goldman Sachs International Foreign Exchange CAD/JPY Expiring October 2021 with strike price of CAD 88.60 (Notional Value $2,514,899)	CAD	3,186,000	$(6,615)
Citibank, N.A. Foreign Exchange NZD/USD Expiring October 2021 with strike price of NZD 0.71 (Notional Value $17,034,466)	NZD	24,693,000	(10,983)
Morgan Stanley Capital Services LLC Foreign Exchange AUD/JPY Expiring October 2021 with strike price of AUD 81.39 (Notional Value $16,922,493)	AUD	23,427,000	(16,128)
Barclays Bank plc Foreign Exchange AUD/USD Expiring October 2021 with strike price of AUD 0.73 (Notional Value $17,329,176)	AUD	23,990,000	(38,785)
Barclays Bank plc Foreign Exchange USD/CAD Expiring October 2021 with strike price of USD 1.26	USD	18,273,000	(82,423)
Goldman Sachs International Foreign Exchange NZD/JPY Expiring October 2021 with strike price of NZD 77.35 (Notional Value $17,002,043)	NZD	24,646,000	(123,839)
Deutsche Bank AG Foreign Exchange AUD/NZD Expiring October 2021 with strike price of AUD 1.04 (Notional Value $18,278,344)	AUD	25,304,000	(199,331)
Deutsche Bank AG Foreign Exchange AUD/NZD Expiring October 2021 with strike price of AUD 1.03 (Notional Value $17,464,978)	AUD	24,178,000	(238,394)
Total Foreign Exchange Options			(737,986)

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value		Value
Put Options on:
Foreign Exchange Options
Deutsche Bank AG Foreign Exchange USD/CAD Expiring October 2021 with strike price of USD 1.25	USD	2,577,000	$(139)
BNP Paribas Foreign Exchange EUR/CHF Expiring October 2021 with strike price of EUR 1.08 (Notional Value $2,389,755)	EUR	2,062,000	(715)
Goldman Sachs International Foreign Exchange CAD/JPY Expiring October 2021 with strike price of CAD 85.60 (Notional Value $2,514,899)	CAD	3,186,000	(794)
Goldman Sachs International Foreign Exchange USD/CAD Expiring October 2021 with strike price of USD 1.25	USD	2,577,000	(3,529)
Barclays Bank plc Foreign Exchange USD/CAD Expiring October 2021 with strike price of USD 1.26	USD	18,273,000	(5,132)
Deutsche Bank AG Foreign Exchange EUR/JPY Expiring October 2021 with strike price of EUR 129.14 (Notional Value $2,443,067)	EUR	2,108,000	(6,919)
Morgan Stanley Capital Services LLC Foreign Exchange AUD/USD Expiring October 2021 with strike price of AUD 0.72 (Notional Value $2,437,209)	AUD	3,374,000	(11,289)
UBS AG Foreign Exchange NZD/JPY Expiring October 2021 with strike price of NZD 75.87 (Notional Value $2,391,710)	NZD	3,467,000	(11,306)
Deutsche Bank AG Foreign Exchange NZD/JPY Expiring October 2021 with strike price of NZD 75.89 (Notional Value $2,586,248)	NZD	3,749,000	(15,325)
Deutsche Bank AG Foreign Exchange AUD/NZD Expiring October 2021 with strike price of AUD 1.03 (Notional Value $17,464,978)	AUD	24,178,000	(25,152)
Citibank, N.A. Foreign Exchange NZD/USD Expiring October 2021 with strike price of NZD 0.69 (Notional Value $2,327,554)	NZD	3,374,000	(28,600)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Contracts/ Notional Value		Value
Deutsche Bank AG Foreign Exchange AUD/NZD Expiring October 2021 with strike price of AUD 1.04 (Notional Value $18,278,344)	AUD	25,304,000	$(53,313)
Morgan Stanley Capital Services LLC Foreign Exchange AUD/JPY Expiring October 2021 with strike price of AUD 81.39 (Notional Value $16,922,493)	AUD	23,427,000	(182,988)
Goldman Sachs International Foreign Exchange NZD/JPY Expiring October 2021 with strike price of NZD 77.35 (Notional Value $17,002,043)	NZD	24,646,000	(211,606)
J.P. Morgan Securities plc Foreign Exchange EUR/CAD Expiring October 2021 with strike price of EUR 1.49 (Notional Value $16,996,002)	EUR	14,665,000	(276,185)
Bank of America, N.A. Foreign Exchange AUD/USD Expiring October 2021 with strike price of AUD 0.73 (Notional Value $17,329,177)	AUD	23,990,000	(329,271)
Citibank, N.A. Foreign Exchange NZD/USD Expiring October 2021 with strike price of NZD 0.71 (Notional Value $17,034,466)	NZD	24,693,000	(582,269)
Total Foreign Exchange Options			(1,744,532)

Equity Options
Citibank, N.A. S&P 500 Index Expiring November 2021 with strike price of $3,980.00 (Notional Value $501,397,656)		1,164	(5,441,700)
Total OTC Options Written
(Premiums received $9,617,430)			(7,924,218)

Other Assets & Liabilities, net - (1.7)%			(131,850,500)
Total Net Assets - 100.0%			$7,909,561,975

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Gold 100 oz. Futures Contracts	389	Dec 2021	$68,327,850	$(1,816,057)
Silver Futures Contracts	572	Dec 2021	63,334,700	(5,346,280)
			$131,662,550	$(7,162,337)
Commodity Futures Contracts Sold Short†
Silver Futures Contracts	1	Dec 2021	$110,725	$13,823
WTI Crude Futures Contracts	466	Oct 2021	34,922,040	(2,070,121)
			$35,032,765	$(2,056,298)

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date
J.P. Morgan Securities LLC	ICE	CDX.NA.HY.36.V1	5.00%	Quarterly	06/20/26

Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
$176,300,000	$(16,250,742)	$(16,110,272)	$(140,470)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
JPM	LCH	Pay	Sterling Overnight Interbank Average Rate	0.65%	Annually	08/17/46
JPM	LCH	Receive	3-Month USD LIBOR	1.70%	Quarterly	08/20/61
JPM	LCH	Receive	3-Month USD LIBOR	1.85%	Quarterly	08/20/51
JPM	LCH	Receive	3-Month USD LIBOR	2.03%	Quarterly	08/14/36
JPM	LCH	Receive	3-Month USD LIBOR	1.84%	Quarterly	08/18/48
JPM	LCH	Pay	U.S. Secured Overnight Financing Rate	1.02%	Annually	08/20/31
JPM	LCH	Receive	3-Month USD LIBOR	1.43%	Quarterly	08/16/28
JPM	LCH	Receive	3-Month USD LIBOR	1.78%	Quarterly	08/16/43
JPM	LCH	Receive	Sterling Overnight Interbank Average Rate	0.37%	Annually	08/12/24
JPM	LCH	Receive	U.S. Secured Overnight Financing Rate	0.36%	Annually	08/14/24
JPM	LCH	Receive	U.S. Secured Overnight Financing Rate	0.38%	Annually	08/14/24
JPM	LCH	Receive	U.S. Secured Overnight Financing Rate	0.18%	Annually	08/16/23

Notional Amount~		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation**
GBP	1,140,000	$113,159	$(114,715)	$227,874
	3,851,000	147,802	(4,527)	152,329
	4,237,000	105,967	(16,246)	122,213
	12,628,000	69,580	(46,572)	116,152
	2,283,000	78,650	(877)	79,527
	4,418,000	46,160	279	45,881
	2,695,000	32,744	16,268	16,476
	240,000	8,191	179	8,012
GBP	487,000	4,527	2	4,525
	707,000	1,611	240	1,371
	695,000	1,261	240	1,021
	736,000	483	236	247
		$610,135	$(165,493)	$775,628

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

Centrally Cleared Interest Rate Swap Agreements†† (continued)
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
JPM	LCH	Receive	U.S. Secured Overnight Financing Rate	0.18%	Annually	08/16/23
JPM	LCH	Pay	3-Month Canadian Bankers Acceptances Rate	1.11%	Semi-Annually	06/23/23
JPM	LCH	Pay	3-Month Australian Bank Bill Rate	0.43%	Semi-Annually	08/09/23
JPM	LCH	Pay	3-Month USD LIBOR	1.89%	Quarterly	08/14/44
JPM	LCH	Pay	3-Month USD LIBOR	1.87%	Quarterly	08/14/54
JPM	LCH	Pay	3-Month USD LIBOR	0.41%	Quarterly	08/09/23
JPM	LCH	Pay	3-Month KRW Certificate of Deposit Rate	1.58%	Quarterly	08/09/23
JPM	LCH	Receive	Sterling Overnight Interbank Average Rate	0.70%	Annually	08/12/44
JPM	LCH	Pay	Sterling Overnight Interbank Average Rate	0.45%	Annually	08/17/26
JPM	LCH	Pay	U.S. Secured Overnight Financing Rate	0.81%	Annually	08/20/28
JPM	LCH	Pay	U.S. Secured Overnight Financing Rate	1.11%	Annually	08/14/31
JPM	LCH	Pay	3-Month New Zealand Bank Bill Rate	1.43%	Quarterly	08/05/23
JPM	LCH	Pay	U.S. Secured Overnight Financing Rate	1.03%	Annually	08/20/31
JPM	LCH	Pay	6-Month NOK NIBOR	1.28%	Semi-Annually	08/05/23
JPM	CME	Receive	3-Month USD LIBOR	1.58%	Quarterly	04/28/31
JPM	CME	Receive	3-Month USD LIBOR	1.65%	Quarterly	03/17/31

Notional Amount~		Value	Upfront Premiums Paid (Received)	Unrealized Depreciation**
	724,000	$(537)	$236	$(773)
CAD	44,047,000	(2,085)	70	(2,155)
AUD	34,930,000	(3,029)	54	(3,083)
	188,000	(4,519)	77	(4,596)
	349,000	(7,982)	2,049	(10,031)
	34,700,000	(33,312)	303	(33,615)
KRW	40,294,000,000	(47,293)	–	(47,293)
GBP	317,000	(28,271)	26,473	(54,744)
GBP	3,076,000	(58,013)	501	(58,514)
	3,498,000	(63,512)	(1,162)	(62,350)
	5,025,000	(81,887)	282	(82,169)
NZD	50,000,000	(91,166)	73	(91,239)
	4,405,000	(106,540)	385	(106,925)
NOK	307,000,000	(110,990)	414	(111,404)
	79,560,000	(335,742)	147,222	(482,964)
	180,000,000	(1,943,998)	1,598	(1,945,596)
		$(2,918,876)	$178,575	$(3,097,451)
Total interest rate swap agreements		$(2,308,741)	$13,082	$(2,321,823)

JPM — J.P. Morgan Securities LLC

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

Forward Foreign Currency Exchange Contracts††

Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	EUR	Sell	207,500,000	245,088,833 USD	10/18/21	$4,638,420
Goldman Sachs International	ILS	Buy	92,228,427	24,775,937 USD	08/01/22	4,012,074
Bank of America, N.A.	GBP	Sell	82,145,000	113,367,657 USD	10/18/21	2,669,748
Goldman Sachs International	ILS	Buy	64,798,100	17,651,727 USD	01/31/22	2,504,522
Morgan Stanley Capital Services LLC	JPY	Sell	10,070,200,000	91,790,601 USD	10/25/21	1,292,393
Goldman Sachs International	JPY	Sell	4,750,400,000	43,325,870 USD	11/01/21	633,132
Goldman Sachs International	NZD	Sell	91,863,043	63,871,033 USD	10/20/21	430,511
BNP Paribas	CHF	Sell	16,812,757	18,415,238 USD	10/07/21	368,039
Goldman Sachs International	JPY	Sell	2,780,600,000	25,321,482 USD	10/18/21	334,231
UBS AG	JPY	Sell	1,960,500,000	17,928,424 USD	10/04/21	312,602
Deutsche Bank AG	EUR	Sell	55,340,000	563,452,807 SEK	10/07/21	278,335
BNP Paribas	EUR	Sell	16,947,859	19,890,190 USD	10/04/21	256,433
BNP Paribas	EUR	Sell	51,775,000	56,111,219 CHF	10/07/21	247,245
BNP Paribas	EUR	Sell	52,210,000	60,719,404 USD	10/07/21	231,610
JPMorgan Chase Bank, N.A.	GBP	Sell	5,121,000	7,071,958 USD	10/18/21	170,941
Goldman Sachs International	USD	Buy	31,230,000	3,457,061,039 JPY	10/12/21	165,226
Deutsche Bank AG	AUD	Sell	45,965,698	33,355,174 USD	10/07/21	132,890
Deutsche Bank AG	GBP	Sell	8,010,000	10,918,469 USD	10/22/21	124,197
Deutsche Bank AG	NOK	Sell	59,625,773	6,914,216 USD	10/04/21	92,896
Citibank, N.A.	EUR	Sell	9,100,000	10,652,397 USD	12/31/21	88,425
Goldman Sachs International	USD	Sell	29,540,000	3,293,856,489 JPY	10/12/21	58,235
JPMorgan Chase Bank, N.A.	EUR	Sell	2,175,001	3,252,684 CAD	10/07/21	48,596
BNP Paribas	CAD	Sell	37,700,000	29,813,684 USD	10/20/21	44,823
Morgan Stanley Capital Services LLC	GBP	Sell	1,000,000	1,385,425 USD	10/12/21	37,845
JPMorgan Chase Bank, N.A.	CAD	Sell	17,000,000	13,445,261 USD	10/07/21	21,430
JPMorgan Chase Bank, N.A.	EUR	Buy	42,941,247	49,729,273 USD	10/07/21	20,224
Morgan Stanley Capital Services LLC	GBP	Sell	730,000	1,000,341 USD	10/22/21	16,594
UBS AG	EUR	Sell	763,000	896,026 USD	10/07/21	12,054
JPMorgan Chase Bank, N.A.	USD	Sell	53,770,000	68,108,336 CAD	10/04/21	11,061
Citibank, N.A.	EUR	Sell	7,600,000	8,211,726 CHF	10/07/21	9,690
JPMorgan Chase Bank, N.A.	GBP	Sell	520,000	709,945 USD	10/22/21	9,193
Citibank, N.A.	EUR	Buy	760,000	7,626,021 NOK	10/04/21	8,011
Citibank, N.A.	CAD	Sell	12,950,000	10,231,910 USD	10/22/21	6,291
UBS AG	GBP	Sell	320,000	436,862 USD	10/22/21	5,631
JPMorgan Chase Bank, N.A.	USD	Sell	5,640,000	7,147,939 CAD	10/07/21	4,278
Barclays Bank plc	EUR	Sell	4,880,000	49,506,199 SEK	10/07/21	3,942
JPMorgan Chase Bank, N.A.	EUR	Sell	330,000	358,001 CHF	10/07/21	1,966
UBS AG	EUR	Sell	230,000	2,346,859 SEK	10/07/21	1,737
UBS AG	USD	Sell	140,000	15,666,644 JPY	10/12/21	779

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

Forward Foreign Currency Exchange Contracts†† (continued)

Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	CAD	Sell	1,095,000	865,218 USD	10/01/21	$562
Morgan Stanley Capital Services LLC	EUR	Sell	710,000	7,194,416 NOK	10/20/21	185
Barclays Bank plc	JPY	Buy	2,387,335	21,414 USD	10/05/21	37
Barclays Bank plc	CAD	Sell	1,700,000	1,342,342 USD	10/12/21	(33)
Citibank, N.A.	CAD	Sell	116,000	91,419 USD	10/18/21	(177)
UBS AG	EUR	Buy	210,000	227,354 CHF	10/07/21	(752)
Deutsche Bank AG	CAD	Sell	7,062,258	5,575,696 USD	10/07/21	(925)
JPMorgan Chase Bank, N.A.	NOK	Sell	33,251,257	3,801,591 USD	10/20/21	(1,993)
Citibank, N.A.	GBP	Sell	720,000	968,040 USD	10/22/21	(2,232)
Morgan Stanley Capital Services LLC	EUR	Sell	1,790,000	18,103,173 NOK	10/04/21	(2,635)
Barclays Bank plc	GBP	Buy	180,000	245,435 USD	10/22/21	(2,867)
Morgan Stanley Capital Services LLC	EUR	Buy	670,000	6,811,580 NOK	10/04/21	(3,078)
UBS AG	CAD	Sell	8,200,000	6,471,292 USD	11/04/21	(3,517)
UBS AG	GBP	Buy	200,000	273,627 USD	10/22/21	(4,107)
Goldman Sachs International	CAD	Sell	10,040,000	7,923,386 USD	10/07/21	(4,570)
Barclays Bank plc	USD	Sell	1,874,200	2,364,303 CAD	10/04/21	(7,252)
Barclays Bank plc	EUR	Buy	900,000	978,315 CHF	10/07/21	(7,452)
Goldman Sachs International	AUD	Sell	12,610,000	9,105,832 USD	10/07/21	(8,203)
Goldman Sachs International	NZD	Buy	1,874,200	145,034,967 JPY	10/22/21	(9,055)
Morgan Stanley Capital Services LLC	CHF	Sell	20,103,259	21,569,713 USD	10/07/21	(9,587)
Deutsche Bank AG	EUR	Sell	4,180,000	42,240,356 NOK	10/04/21	(10,057)
Citibank, N.A.	EUR	Buy	760,000	891,000 USD	10/07/21	(10,503)
Morgan Stanley Capital Services LLC	GBP	Buy	960,000	1,304,282 USD	10/22/21	(10,586)
Deutsche Bank AG	EUR	Buy	21,010,000	212,890,938 NOK	10/04/21	(15,526)
Morgan Stanley Capital Services LLC	AUD	Buy	1,874,200	152,595,114 JPY	10/07/21	(16,552)
Citibank, N.A.	CAD	Sell	27,718,000	21,861,287 USD	10/06/21	(25,900)
Citibank, N.A.	CAD	Sell	15,857,000	12,494,619 USD	10/27/21	(26,360)
JPMorgan Chase Bank, N.A.	GBP	Buy	2,160,000	2,938,928 USD	10/22/21	(28,113)
Goldman Sachs International	CAD	Sell	29,388,000	23,175,687 USD	10/20/21	(29,811)
Deutsche Bank AG	EUR	Buy	3,080,000	3,599,861 USD	10/07/21	(31,533)
Deutsche Bank AG	SEK	Buy	28,114,648	3,248,139 USD	10/07/21	(35,147)
JPMorgan Chase Bank, N.A.	CHF	Buy	17,204,424	18,504,434 USD	10/07/21	(36,811)
Goldman Sachs International	NZD	Buy	7,470,000	5,200,855 USD	10/20/21	(42,082)
Goldman Sachs International	CAD	Sell	47,035,000	37,062,982 USD	10/18/21	(77,116)
Deutsche Bank AG	EUR	Buy	51,203,000	519,824,385 SEK	10/07/21	(85,316)
JPMorgan Chase Bank, N.A.	USD	Buy	37,110,000	47,131,963 CAD	10/04/21	(107,279)
Bank of America, N.A.	ILS	Sell	7,363,900	2,183,190 USD	01/31/22	(107,442)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

Forward Foreign Currency Exchange Contracts†† (concluded)

Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
BNP Paribas	CAD	Sell	30,402,934	23,879,465 USD	10/04/21	$(127,905)
BNP Paribas	EUR	Buy	29,830,000	34,704,433 USD	10/07/21	(144,946)
Deutsche Bank AG	GBP	Buy	11,780,000	16,025,899 USD	10/22/21	(151,176)
Deutsche Bank AG	AUD	Buy	47,795,000	34,754,213 USD	10/07/21	(209,777)
BNP Paribas	EUR	Buy	36,990,000	40,227,269 CHF	10/07/21	(326,183)
Goldman Sachs International	JPY	Buy	2,548,975,263	23,255,792 USD	10/12/21	(350,978)
BNP Paribas	EUR	Buy	27,160,000	31,847,195 USD	10/04/21	(382,876)
JPMorgan Chase Bank, N.A.	NZD	Buy	21,390,000	15,170,323 USD	10/20/21	(398,411)
JPMorgan Chase Bank, N.A.	CAD	Sell	70,000,000	54,619,865 USD	11/19/21	(651,731)
Goldman Sachs International	ILS	Sell	57,434,200	17,016,599 USD	01/31/22	(849,019)
Barclays Bank plc	ILS	Sell	92,228,427	27,935,310 USD	08/01/22	(852,701)
						$14,096,762

OTC Interest Rate Swaptions Purchased

Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Call
Goldman Sachs International 5-Year Interest Rate Swap	Pay	3 Month USD LIBOR	Quarterly	2.03%	08/12/31	2.03%	$64,178,000	$2,281,570
Morgan Stanley Capital Services LLC 20-Year Interest Rate Swap	Pay	3 Month USD LIBOR	Quarterly	1.85%	08/18/31	1.85%	17,801,000	1,863,126
Citibank, N.A. 20-Year Interest Rate Swap	Pay	3 Month USD LIBOR	Quarterly	1.84%	08/16/28	1.84%	20,237,000	1,794,885
J.P. Morgan Securities plc 30-Year Interest Rate Swap	Pay	3 Month USD LIBOR	Quarterly	1.70%	08/18/31	1.70%	12,648,000	1,758,317
Goldman Sachs International 20-Year Interest Rate Swap	Pay	Sterling Overnight Interbank Average Rate	Annual	0.65%	08/17/26	0.65%	20,717,397	1,307,113
								$9,005,011

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

OTC Interest Rate Swaptions Purchased (concluded)

Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Put
Goldman Sachs International 20-Year Interest Rate Swap	Receive	Sterling Overnight Interbank Average Rate	Annual	0.65%	08/17/26	0.65%	$20,717,398	$2,895,936
Goldman Sachs International 5-Year Interest Rate Swap	Receive	3 Month USD LIBOR	Quarterly	2.03%	08/12/31	2.03%	64,178,000	2,696,968
Citibank, N.A. 20-Year Interest Rate Swap	Receive	3 Month USD LIBOR	Quarterly	1.84%	08/16/28	1.84%	20,237,000	2,567,280
Morgan Stanley Capital Services LLC 20-Year Interest Rate Swap	Receive	3 Month USD LIBOR	Quarterly	1.85%	08/18/31	1.85%	17,801,000	2,398,432
J.P. Morgan Securities plc 30-Year Interest Rate Swap	Receive	3 Month USD LIBOR	Quarterly	1.70%	08/18/31	1.70%	12,648,000	2,312,550
								$12,871,166

OTC Interest Rate Swaptions Written

Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Call
Morgan Stanley Capital Services LLC 20-Year Interest Rate Swap	Receive	Sterling Overnight Interbank Average Rate	Annual	0.70%	08/12/24	0.70%	$4,080,107	$(198,429)
Barclays Bank plc 5-Year Interest Rate Swap	Receive	3 Month USD LIBOR	Quarterly	1.43%	08/14/23	1.43%	18,926,000	(245,537)
Morgan Stanley Capital Services LLC 20-Year Interest Rate Swap	Receive	3 Month USD LIBOR	Quarterly	1.78%	08/14/23	1.78%	5,340,000	(260,128)
Citibank, N.A. 20-Year Interest Rate Swap	Receive	3 Month USD LIBOR	Quarterly	1.89%	08/12/24	1.89%	4,403,000	(289,081)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

OTC Interest Rate Swaptions Written (concluded)

Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Call (concluded)
Morgan Stanley Capital Services LLC 30-Year Interest Rate Swap	Receive	3 Month USD LIBOR	Quarterly	1.87%	08/12/24	1.87%	$3,185,000	$(293,808)
								$(1,286,983)
Put
Morgan Stanley Capital Services LLC 30-Year Interest Rate Swap	Pay	3 Month USD LIBOR	Quarterly	1.87%	08/12/24	1.87%	$3,185,000	$(372,926)
Citibank, N.A. 20-Year Interest Rate Swap	Pay	3 Month USD LIBOR	Quarterly	1.89%	08/12/24	1.89%	4,403,000	(396,937)
Morgan Stanley Capital Services LLC 20-Year Interest Rate Swap	Pay	3 Month USD LIBOR	Quarterly	1.78%	08/14/23	1.78%	5,340,000	(446,832)
Morgan Stanley Capital Services LLC 20-Year Interest Rate Swap	Pay	Sterling Overnight Interbank Average Rate	Annual	0.70%	08/12/24	0.70%	4,080,107	(477,377)
Barclays Bank plc 5-Year Interest Rate Swap	Pay	3 Month USD LIBOR	Quarterly	1.43%	08/14/23	1.43%	18,926,000	(485,709)
								$(2,179,781)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Special Purpose Acquisition Company (SPAC).
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of September 30, 2021.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,884,317,141 (cost $2,827,781,463), or 36.5% of total net assets.

[5]	Perpetual maturity.
[6]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

[7]	Security is in default of interest and/or principal obligations.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $37,717,381 (cost $49,639,875), or 0.5% of total net assets — See Note 10.

[9]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2021, the total market value of segregated or earmarked securities was $20,329,603 — See Note 6.

[10]

Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[11]	Payment-in-kind security.
[12]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[13]	Security is an interest-only strip.
[14]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2021. See table below for additional step information for each security.

[15]	Rate indicated is the effective yield at the time of purchase.
[16]	All or a portion of this security is pledged as listed options collateral at September 30, 2021.
[17]	All or a portion of this security is pledged as interest rate swap collateral at September 30, 2021.
[18]	Swaptions - See additional disclosure in the swaptions table above for more information on swaptions.
[19]	Security is unsettled at period end and does not have a stated effective rate.
AUD — Australian Dollar
BofA — Bank of America
CAD — Canadian Dollar
CDX.NA.HY.36.V1 — Credit Default Swap North American High Yield Series 36 Index Version 1
CHF — Swiss Franc
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
KRW — South Korean Won
LCH — London Clearing House
LIBOR — London Interbank Offered Rate
NOK — Norwegian Krone
plc — Public Limited Company
PPV — Public-Private Venture
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsabilité Limitée
SEK — Swedish Krona
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$268,389,407	$10,683,107	$1,167,187		$280,239,701
Preferred Stocks	—	246,802,314	—	*	246,802,314
Warrants	5,495,701	—	—		5,495,701
Exchange-Traded Funds	42,159,487	—	—		42,159,487
Mutual Funds	177,814,565	—	—		177,814,565
Closed-End Funds	68,211,256	—	—		68,211,256
Money Market Funds	606,264,172	—	—		606,264,172
Corporate Bonds	—	2,327,265,813	132,694,814		2,459,960,627
Senior Floating Rate Interests	—	1,481,592,706	202,766,682		1,684,359,388
Asset-Backed Securities	—	1,047,065,593	134,755,864		1,181,821,457
Collateralized Mortgage Obligations	—	772,493,196	33,621,388		806,114,584
Foreign Government Debt	—	360,011,619	—		360,011,619
U.S. Government Securities	—	44,543,980	—		44,543,980
Senior Fixed Rate Interests	—	—	3,044,928		3,044,928
Commercial Paper	—	282,574,676	—		282,574,676
Options Purchased	—	32,283,220	—		32,283,220
Interest Rate Swaptions Purchased	—	21,876,177	—		21,876,177
Commodity Futures Contracts**	13,823	—	—		13,823
Interest Rate Swap Agreements**	—	775,628	—		775,628
Forward Foreign Currency Exchange Contracts**	—	19,307,034	—		19,307,034
Total Assets	$1,168,348,411	$6,647,275,063	$508,050,863		$8,323,674,337

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Collateralized Mortgage Obligations Sold Short	$—	$249,869,720	$—	$249,869,720
Options Written	904,675	7,924,218	—	8,828,893
Interest Rate Swaptions Written	—	3,466,764	—	3,466,764
Commodity Futures Contracts**	9,232,458	—	—	9,232,458
Credit Default Swap Agreements**	—	140,470	—	140,470
Interest Rate Swap Agreements**	—	3,097,451	—	3,097,451
Forward Foreign Currency Exchange Contracts**	—	5,210,272	—	5,210,272
Unfunded Loan Commitments (Note 9)	—	—	3,698,361	3,698,361
Total Liabilities	$10,137,133	$269,708,895	$3,698,361	$283,544,389

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $6,599,211 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$69,954,924	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	64,800,940	Yield Analysis	Yield	2.4%-4.2%	3.5%
Collateralized Mortgage Obligations	22,382,728	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	11,238,660	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Common Stocks	728,373	Model Price	Market Comparable Yields	12.1%	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

Category	Ending Balance at September 30, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Common Stocks	$325,296	Enterprise Value	Valuation Multiple	2.1x-18.6x	15.8x
Common Stocks	113,516	Third Party Pricing	Broker Quote	—	—
Common Stocks	2	Model Price	Liquidation Value	—	—
Corporate Bonds	81,215,307	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Corporate Bonds	37,114,608	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	7,422,659	Third Party Pricing	Trade Price	—	—
Corporate Bonds	6,942,240	Model Price	Purchase Price	—	—
Senior Fixed Rate Interests	3,044,928	Yield Analysis	Yield	5.3%	—
Senior Floating Rate Interests	112,032,252	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	68,814,130	Yield Analysis	Yield	4.8%-8.0%	7.0%
Senior Floating Rate Interests	8,616,283	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	7,277,074	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	4,888,736	Model Price	Market Comparable Yields	6.2%-12.1%	8.4%
Senior Floating Rate Interests	1,138,207	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Total Assets	$508,050,863
Liabilities:
Unfunded Loan Commitments	$3,698,361	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2021, the Fund had securities with a total value of $66,846,433 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $40,006,376 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2021:

	Assets
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks
Beginning Balance	$136,219,530	$54,252,847	$22,823,465	$74,589,734	$8,060,143
Purchases/(Receipts)	54,866,061	26,228,391	68,269,654	179,672,384	1,437
(Sales, maturities and paydowns)/Fundings	(53,424,865)	(45,368,355)	(252,128)	(54,035,536)	(1,893,615)
Amortization of premiums/discounts	11,051	(24,657)	806	1,717,531	—
Total realized gains (losses) included in earnings	1,243,642	(1,842)	7,192	(11,417,972)	(4,528,033)
Total change in unrealized appreciation (depreciation) included in earnings	(1,044,101)	(1,464,996)	3,048,543	15,015,268	6,824,099
Transfers into Level 3	18,837,756	—	39,809,980	6,968,897	—
Transfers out of Level 3	(21,953,210)	—	(1,012,698)	(9,743,624)	(7,296,844)
Ending Balance	$134,755,864	$33,621,388	$132,694,814	$202,766,682	$1,167,187
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2021	$(934,863)	$(1,091,193)	$3,032,594	$1,071,107	$1,170,079

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
MACRO OPPORTUNITIES FUND

	Assets			Liabilities
	Preferred Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$110,798	$6,285,245	$302,341,762	$(1,311,693)
Purchases/(Receipts)	—	476,625	329,514,552	(6,447,286)
(Sales, maturities and paydowns)/Fundings	—	(7,647,985)	(162,622,484)	3,231,891
Amortization of premiums/discounts	—	13,905	1,718,636	(6,900)
Total realized gains (losses) included in earnings	—	277,592	(14,419,421)	1,176,782
Total change in unrealized appreciation (depreciation) included in earnings	(110,798)	2,409,746	24,677,761	(341,155)
Transfers into Level 3	—	1,229,800	66,846,433	—
Transfers out of Level 3	—	—	(40,006,376)	—
Ending Balance	$— *	$3,044,928	$508,050,863	$(3,698,361)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2021	$(110,798)	$148,814	$3,285,740	$644,877

*	Security has a market value of $0.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	11/15/26

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
MACRO OPPORTUNITIES FUND

Transactions during the year ended September 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)
Closed-End Funds
Guggenheim Strategic Opportunities Fund	$9,279,301	$—	$(10,617,041)	$3,009,778
Common Stocks
BP Holdco LLC*	13,236	—	—	—
Targus Group International Equity, Inc.*	26,242	—	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	24,454,689	280,945	—	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	17,551,325	41,111,512	—	—
Guggenheim Strategy Fund II	—	17,545,513	—	—
Guggenheim Strategy Fund III	—	15,642,568	—	—
Guggenheim Ultra Short Duration Fund — Institutional Class	—	46,880,462	—	—
	$51,324,793	$121,461,000	$(10,617,041)	$3,009,778

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 09/30/21	Shares 09/30/21	Investment Income	Capital Gain Distributions
Closed-End Funds
Guggenheim Strategic Opportunities Fund	$(1,672,038)	$—	—	$672,064	$—
Common Stocks
BP Holdco LLC*	13,229	26,465	37,539	—	—
Targus Group International Equity, Inc.*	4,865	31,107	12,773	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	1,787,320	26,522,954	1,003,137	280,945	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	12,559,429	71,222,266	1,907,399	955,479	1,006,240
Guggenheim Strategy Fund II	7,016	17,552,529	702,382	45,512	—
Guggenheim Strategy Fund III	(6,214)	15,636,354	621,971	42,567	—
Guggenheim Ultra Short Duration Fund — Institutional Class	—	46,880,462	4,702,153	80,462	—
	$12,693,607	$177,872,137		$2,077,029	$1,006,240

*	Non-income producing security.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MACRO OPPORTUNITIES FUND

September 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $8,030,763,254)	$8,125,705,715
Investments in affiliated issuers, at value (cost $165,980,498)	177,872,137
Foreign currency, at value (cost $30,065,257)	30,065,257
Cash	102,867,480
Segregated cash with broker	45,809,233
Unamortized upfront premiums paid on interest rate swap agreements	197,181
Unrealized appreciation on forward foreign currency exchange contracts	19,307,034
Prepaid expenses	143,559
Receivables:
Securities sold	720,828,302
Interest	43,454,590
Fund shares sold	18,181,353
Variation margin on futures contracts	3,140,080
Dividends	546,953
Variation margin on credit default swap agreements	273,786
Swap settlement	33,557
Total assets	9,288,426,217

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $4,427,508)	3,698,361
Reverse repurchase agreements (Note 6)	6,599,211
Securities sold short, at value (proceeds $250,128,511)	249,869,720
Options written, at value (premiums received $13,809,621)	12,295,657
Segregated cash due to broker	36,403,601
Unamortized upfront premiums received on credit default swap agreements	16,110,272
Unamortized upfront premiums received on interest rate swap agreements	184,099
Unrealized depreciation on forward foreign currency exchange contracts	5,210,272
Payable for:
Securities purchased	1,023,959,396
Fund shares redeemed	13,791,120
Management fees	4,272,954
Distributions to shareholders	2,350,432
Variation margin on interest rate swap agreements	835,774
Transfer agent/maintenance fees	456,789
Fund accounting/administration fees	421,062
Distribution and service fees	294,409
Protection fees on credit default swap agreements	269,347
Trustees’ fees*	55,821
Due to Investment Adviser	16,576
Miscellaneous	1,769,369
Total liabilities	1,378,864,242
Net assets	$7,909,561,975

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (concluded)
MACRO OPPORTUNITIES FUND

September 30, 2021

Net assets consist of:
Paid in capital	$7,939,719,531
Total distributable earnings (loss)	(30,157,556)
Net assets	$7,909,561,975

A-Class:
Net assets	$435,293,290
Capital shares outstanding	16,008,724
Net asset value per share	$27.19
Maximum offering price per share (Net asset value divided by 96.00%)	$28.32

C-Class:
Net assets	$207,739,495
Capital shares outstanding	7,645,189
Net asset value per share	$27.17

P-Class:
Net assets	$162,927,657
Capital shares outstanding	5,989,445
Net asset value per share	$27.20

Institutional Class:
Net assets	$6,906,534,346
Capital shares outstanding	253,634,779
Net asset value per share	$27.23

R6-Class:
Net assets	$197,067,187
Capital shares outstanding	7,239,444
Net asset value per share	$27.22

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

CONSOLIDATED STATEMENT OF OPERATIONS
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $472)	$17,169,306
Dividends from securities of affiliated issuers	2,077,029
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $12,554)	287,563,449
Total investment income	306,809,784

Expenses:
Management fees	57,582,737
Distribution and service fees:
A-Class	955,963
C-Class	2,165,820
P-Class	317,501
Transfer agent/maintenance fees:
A-Class	282,833
C-Class	190,303
P-Class	131,643
Institutional Class	4,443,318
R6-Class	6,362
Fund accounting/administration fees	4,335,782
Interest expense	1,620,292
Professional fees	751,128
Line of credit fees	549,309
Custodian fees	231,280
Trustees’ fees*	113,554
Miscellaneous	463,076
Recoupment of previously waived fees:
A-Class	394,737
C-Class	179,655
P-Class	111,319
R6-Class	41
Total expenses	74,826,653
Less:
Expenses reimbursed by Adviser:
A-Class	(69,361)
C-Class	(28,604)
P-Class	(40,324)
Institutional Class	(4,392,830)
R6-Class	(6,331)
Expenses waived by Adviser	(3,242,788)
Earnings credits applied	(10,714)
Total waived/reimbursed expenses	(7,790,952)
Net expenses	67,035,701
Net investment income	239,774,083

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS (concluded)
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2021

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$64,596,670
Investments in affiliated issuers	3,009,778
Distributions received from affiliated investment companies	1,006,240
Investments sold short	(1,141,547)
Swap agreements	55,098,304
Futures contracts	(45,332,263)
Options purchased	6,492,003
Options written	13,725,964
Forward foreign currency exchange contracts	44,547,566
Foreign currency transactions	(4,328,911)
Net realized gain	137,673,804
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	70,616,293
Investments in affiliated issuers	12,693,607
Investments sold short	258,791
Swap agreements	(8,185,269)
Futures contracts	(4,173,561)
Options purchased	4,157,488
Options written	1,513,964
Forward foreign currency exchange contracts	(33,844,710)
Foreign currency translations	635,679
Net change in unrealized appreciation (depreciation)	43,672,282
Net realized and unrealized gain	181,346,086
Net increase in net assets resulting from operations	$421,120,169

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$239,774,083	$160,220,601
Net realized gain (loss) on investments	137,673,804	(84,989,272)
Net change in unrealized appreciation (depreciation) on investments	43,672,282	175,183,745
Net increase in net assets resulting from operations	421,120,169	250,415,074

Distributions:
Distributions to shareholders
A-Class	(14,764,867)	(11,564,799)
C-Class	(6,958,834)	(6,528,648)
P-Class	(4,838,625)	(3,427,318)
Institutional Class	(238,591,049)	(155,990,784)
R6-Class	(6,773,294)	—
Total distributions to shareholders	(271,926,669)	(180,078,864)

Capital share transactions:
Proceeds from sale of shares
A-Class	235,685,397	109,769,140
C-Class	45,952,659	15,768,558
P-Class	95,919,416	39,513,794
Institutional Class	3,976,890,531	1,756,127,971
R6-Class	71,972,977	177,460,010
Distributions reinvested
A-Class	12,141,681	9,309,460
C-Class	6,099,243	5,582,109
P-Class	4,835,559	3,425,490
Institutional Class	208,271,783	135,153,093
R6-Class	6,770,877	2,566,997
Cost of shares redeemed
A-Class	(135,116,396)	(270,489,422)
C-Class	(71,617,733)	(125,607,632)
P-Class	(39,880,927)	(71,527,362)
Institutional Class	(1,501,457,579)	(3,253,519,833)
R6-Class	(22,498,771)	(44,704,950)
Net increase (decrease) from capital share transactions	2,893,968,717	(1,511,172,577)
Net increase (decrease) in net assets	3,043,162,217	(1,440,836,367)

Net assets:
Beginning of year	4,866,399,758	6,307,236,125
End of year	$7,909,561,975	$4,866,399,758

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2021	Year Ended September 30, 2020
Capital share activity:
Shares sold
A-Class	8,625,070	4,307,718
C-Class	1,685,027	619,207
P-Class	3,504,866	1,570,044
Institutional Class	145,580,629	69,459,364
R6-Class	2,630,538	6,828,040
Shares issued from reinvestment of distributions
A-Class	446,031	364,891
C-Class	224,373	218,971
P-Class	177,495	134,225
Institutional Class	7,636,796	5,288,587
R6-Class	248,502	100,256
Shares redeemed
A-Class	(4,959,407)	(10,663,377)
C-Class	(2,626,829)	(4,940,194)
P-Class	(1,476,585)	(2,812,895)
Institutional Class	(55,109,331)	(128,005,044)
R6-Class	(829,134)	(1,764,938)
Net increase (decrease) in shares	105,758,041	(59,295,145)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

CONSOLIDATED FINANCIAL HIGHLIGHTS
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$26.31	$25.82	$26.53	$26.67	$26.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.91	.74	.72	.72	.95
Net gain (loss) on investments (realized and unrealized)	1.04	.61	(.62)	(.08)	.68
Total from investment operations	1.95	1.35	.10	.64	1.63
Less distributions from:
Net investment income	(1.07)	(.86)	(.79)	(.78)	(.97)
Net realized gains	—	—	(.02)	—	—
Total distributions	(1.07)	(.86)	(.81)	(.78)	(.97)
Net asset value, end of period	$27.19	$26.31	$25.82	$26.53	$26.67

Total Return[b]	7.49%	5.39%	0.41%	2.42%	6.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$435,293	$312,986	$461,781	$714,630	$893,104
Ratios to average net assets:
Net investment income (loss)	3.35%	2.90%	2.76%	2.72%	3.58%
Total expenses[c]	1.43%	1.51%	1.47%	1.43%	1.42%
Net expenses[d,e,f]	1.37%	1.39%	1.39%	1.33%	1.27%
Portfolio turnover rate	84%	130%	46%	66%	61%

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$26.29	$25.80	$26.52	$26.65	$25.99
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.55	.52	.53	.75
Net gain (loss) on investments (realized and unrealized)	1.03	.61	(.62)	(.08)	.68
Total from investment operations	1.75	1.16	(.10)	.45	1.43
Less distributions from:
Net investment income	(.87)	(.67)	(.60)	(.58)	(.77)
Net realized gains	—	—	(.02)	—	—
Total distributions	(.87)	(.67)	(.62)	(.58)	(.77)
Net asset value, end of period	$27.17	$26.29	$25.80	$26.52	$26.65

Total Return[b]	6.70%	4.60%	(0.37%)	1.69%	5.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207,739	$219,866	$321,576	$433,121	$434,634
Ratios to average net assets:
Net investment income (loss)	2.64%	2.15%	2.00%	1.98%	2.83%
Total expenses[c]	2.18%	2.25%	2.20%	2.18%	2.14%
Net expenses[d,e,f]	2.12%	2.15%	2.13%	2.09%	2.03%
Portfolio turnover rate	84%	130%	46%	66%	61%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$26.32	$25.82	$26.54	$26.68	$26.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.91	.74	.71	.73	.92
Net gain (loss) on investments (realized and unrealized)	1.04	.62	(.62)	(.09)	.71
Total from investment operations	1.95	1.36	.09	.64	1.63
Less distributions from:
Net investment income	(1.07)	(.86)	(.79)	(.78)	(.97)
Net realized gains	—	—	(.02)	—	—
Total distributions	(1.07)	(.86)	(.81)	(.78)	(.97)
Net asset value, end of period	$27.20	$26.32	$25.82	$26.54	$26.68

Total Return	7.48%	5.42%	0.37%	2.42%	6.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162,928	$99,575	$126,334	$160,578	$188,980
Ratios to average net assets:
Net investment income (loss)	3.33%	2.91%	2.73%	2.73%	3.48%
Total expenses[c]	1.45%	1.50%	1.46%	1.46%	1.44%
Net expenses[d,e,f]	1.37%	1.40%	1.39%	1.33%	1.26%
Portfolio turnover rate	84%	130%	46%	66%	61%

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$26.34	$25.85	$26.57	$26.71	$26.04
Income (loss) from investment operations:
Net investment income (loss)[a]	1.02	.85	.81	.84	1.02
Net gain (loss) on investments (realized and unrealized)	1.05	.60	(.61)	(.09)	.71
Total from investment operations	2.07	1.45	.20	.75	1.73
Less distributions from:
Net investment income	(1.18)	(.96)	(.90)	(.89)	(1.06)
Net realized gains	—	—	(.02)	—	—
Total distributions	(1.18)	(.96)	(.92)	(.89)	(1.06)
Net asset value, end of period	$27.23	$26.34	$25.85	$26.57	$26.71

Total Return	7.91%	5.84%	0.77%	2.83%	6.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,906,534	$4,097,303	$5,396,868	$6,065,678	$4,591,424
Ratios to average net assets:
Net investment income (loss)	3.74%	3.32%	3.12%	3.15%	3.86%
Total expenses[c]	1.08%	1.17%	1.13%	1.08%	1.06%
Net expenses[d,e,f]	0.96%	0.99%	0.98%	0.93%	0.91%
Portfolio turnover rate	84%	130%	46%	66%	61%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[g]
Per Share Data
Net asset value, beginning of period	$26.34	$25.84	$25.98
Income (loss) from investment operations:
Net investment income (loss)[a]	1.02	.87	.36
Net gain (loss) on investments (realized and unrealized)	1.04	.58	(.03)
Total from investment operations	2.06	1.45	.33
Less distributions from:
Net investment income	(1.18)	(.95)	(.47)
Total distributions	(1.18)	(.95)	(.47)
Net asset value, end of period	$27.22	$26.34	$25.84

Total Return	7.91%	5.81%	1.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$197,067	$136,669	$676
Ratios to average net assets:
Net investment income (loss)	3.74%	3.41%	2.79%
Total expenses[c]	1.01%	1.09%	1.11%
Net expenses[d,e,f]	0.96%	0.99%	1.03%
Portfolio turnover rate	84%	130%	46%

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MACRO OPPORTUNITIES FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.10%	0.03%	0.02%	0.04%	0.02%
C-Class	0.08%	0.05%	0.05%	0.11%	0.04%
P-Class	0.09%	0.03%	0.04%	0.04%	0.02%
Institutional Class	—	0.00%*	0.00%*	—	—
R6-Class	0.00%*	0.00%*	0.00%*,g	N/A	N/A

	*	Less than 0.01%
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.33%	1.33%	1.33%	1.31%	1.25%
C-Class	2.08%	2.08%	2.07%	2.06%	2.00%
P-Class	1.33%	1.33%	1.33%	1.31%	1.24%
Institutional Class	0.92%	0.92%	0.92%	0.90%	0.88%
R6-Class	0.92%	0.92%	0.92%[g]	N/A	N/A

[g]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Macro Opportunities Fund (the “Fund”), a diversified investment company. At September 30, 2021, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2021	% of Net Assets of the Fund at September 30, 2021
01/08/15	$23,871,117	0.3%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s close price from the applicable exchange adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

(c) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(d) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Consolidated Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(e) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(f) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(g) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. The swaptions are forward premium swaptions which have extended settlement dates.

(h) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

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Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(k) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(l) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(m) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Consolidated Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Consolidated Statement of Operations at the end of the commitment period.

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(n) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(o) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(p) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Consolidated Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2021, are disclosed in the Consolidated Statement of Operations.

(q) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at September 30, 2021.

(r) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

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Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation	$3,833,927,388	$222,080,497

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge, Speculation	$80,604,933	$165,467,055

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Income, Speculation	$75,730,205	$55,389,910

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income, Index exposure, Speculation	$244,430,346	$1,822,623

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

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The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge, Speculation	$14,624,581,333	$190,661,667

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Income, Index exposure	$192,050,000	$44,075,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$451,580,493	$760,577,348

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Commodity futures contracts	Variation margin on futures contracts
Credit/Interest Rate swap contracts	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums received on credit default swap agreements
	Variation margin on credit default swap agreements	Unamortized upfront premiums received on interest rate swap agreements
Variation margin on interest rate swap agreements
Equity/Currency/Interest Rate option contracts	Investments in unaffiliated issuers, at value	Options written, at value
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

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The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2021:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Futures Commodity Risk*	Swaps Credit Risk*	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at September 30, 2021
$775,628	$13,823	$—	$15,615,060	$19,307,034	$904,714	$37,639,623	$74,255,882

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Futures Commodity Risk*	Swaps Credit Risk*	Options Written Equity Risk	Forward Foreign Currency Exchange Risk	Options Written Foreign Currency Exchange Risk	Options Written Interest Rate Risk	Total Value at September 30, 2021
$3,097,451	$9,232,458	$140,470	$6,346,375	$5,210,272	$2,482,518	$3,466,764	$29,976,308

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Consolidated Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate/Commodity futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Interest Rate/Credit swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity/Interest Rate/Commodity/Foreign	Net realized gain (loss) on options purchased
Currency option contracts	Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Swaps Equity Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Futures Commodity Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Commodity Risk
$(3,257,796)	$94,051	$(9,236,911)	$(45,426,314)	$67,593,011	$507	$(961,227)

Forward Foreign Currency Exchange Risk	Options Purchased Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Foreign Currency Exchange Risk	Options Written Interest Rate Risk	Options Written Commodity Risk	Total
$44,547,566	$(4,341,521)	$11,794,751	$10,062,416	$—	$3,663,041	$74,531,574

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Swaps Equity Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Futures Commodity Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk
$2,318,008	$—	$(2,920,150)	$(4,173,561)	$(7,583,127)	$1,306,074	$1,303,680

Forward Foreign Currency Exchange Risk	Options Purchased Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Foreign Currency Exchange Risk	Options Written Interest Rate Risk	Options Written Commodity Risk	Total
$(33,844,710)	$(59,089)	$2,912,897	$140,942	$66,948	$—	$(40,532,088)

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$19,307,034	$—	$19,307,034	$(3,407,859)	$(7,001,484)	$8,897,691
Options purchased	54,159,397	—	54,159,397	(10,284,477)	(17,229,659)	26,645,261

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$5,210,272	$—	$5,210,272	$(3,407,859)	$(956,326)	$846,087
Options written	11,390,982	—	11,390,982	(10,284,477)	(643,260)	463,245

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$950,000	$—
BNP Paribas	Forward foreign currency exchange contracts, Options	—	450,000
BofA Securities, Inc.	Forward foreign currency exchange contracts, Options	—	555,000
Citibank, N.A.	Forward foreign currency exchange contracts, Options	—	9,369,903
Goldman Sachs International	Forward foreign currency exchange contracts, Options	—	10,810,000
J.P. Morgan Securities LLC	Credit default swap agreements	16,244,513	—
J.P. Morgan Securities LLC	Futures contracts	14,694,350	—
J.P. Morgan Securities LLC	Interest rate swap agreements	13,830,370	1,228,698
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts	90,000	—
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	13,850,000
UBS AG	Forward foreign currency exchange contracts, Options	—	140,000
		$45,809,233	$36,403,601

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees at an annual rate based on the average daily net assets as follows:

Average Daily Net Assets	Annualized Rate
$5 billion or less	0.89%
> $5 billion	0.84%

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2021, the Fund waived $244,617 related to advisory fees in the Subsidiary.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Macro Opportunities Fund - A-Class	1.36%	11/30/12	02/01/23
Macro Opportunities Fund - C-Class	2.11%	11/30/12	02/01/23
Macro Opportunities Fund - P-Class	1.36%	05/01/15	02/01/23
Macro Opportunities Fund - Institutional Class	0.95%	11/30/12	02/01/23
Macro Opportunities Fund - R6-Class	0.95%	03/13/19	02/01/23

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2022	2023	2024	Total
A-Class	$229,185	$249,814	$196,169	$675,168
C-Class	116,410	150,071	102,752	369,233
P-Class	49,360	65,030	81,801	196,191
Institutional Class	6,566,140	5,879,352	6,245,889	18,691,381
R6-Class	3,985	41,632	59,463	105,080

For the year ended September 30, 2021, GI recouped $685,752 from the Fund.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2021, the Fund waived $849,547 related to investments in affiliated funds.

For the year ended September 30, 2021, GFD retained sales charges of $337,585 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2021, the Fund entered into reverse repurchase agreements:

Number of Days Outstanding	Balance at September 30, 2021	Average Balance Outstanding	Average Interest Rate
365	$6,599,211	$87,876,243	0.45%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Consolidated Statement of Assets and Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$6,599,211	$—	$6,599,211	$(6,599,211)	$—	$—

As of September 30, 2021, there was $6,599,211 in reverse repurchase agreements outstanding. The Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rates		Maturity Dates	Repurchase Price
RBC Capital Markets	(0.50)% - (0.25)%	*	Open Maturity	$6,599,211

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of September 30, 2021.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of period-end, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and continuous	Total
Corporate Bonds	$6,599,211	$6,599,211
Gross amount of recognized liabilities for reverse repurchase agreements	$6,599,211	$6,599,211

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$271,926,669	$—	$271,926,669

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$180,078,864	$—	$180,078,864

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of September 30, 2021 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$—	$—	$(50,087,712)	$(4,479,614)	$24,409,770	$(30,157,556)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2021, the Fund had no capital loss carryforwards.

For the year ended September 30, 2021, the following capital loss carryforward amounts were utilized:

Utilized
$126,906,052

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in CLO securities, the “mark-to-market” of certain derivatives, investments in swaps, investments in bonds, foreign currency gains and losses, losses deferred due to wash sales, dividend payable, amortization, recharacterization of income from investments, and transactions with the Fund’s wholly owned foreign subsidiary. Additional differences may result from investments in partnerships, the “mark-to-market” of certain foreign currency denominated securities, and the “mark-to-market” or disposition of certain Passive Foreign Investment Companies (PFICs). To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Consolidated Statement of Assets and Liabilities as of September 30, 2021 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$(44,750,150)	$44,750,150

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At September 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$8,136,525,884	$175,082,829	$(226,779,027)	$(51,696,198)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2021, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2021:

Ordinary	Capital
$(4,479,614)	$—

Note 8 – Securities Transactions

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$6,349,509,349	$5,152,218,602

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$142,662,485	$97,905,838

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

is effected at the current market price to save costs, where permissible. For the year ended September 30, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$25,180,020	$110,950,539	$9,486,109

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2021, were as follows:

Borrower	Maturity Date	Face Amount*		Value
BCPE Empire Holdings, Inc.	06/11/26		4,640,000	$22,290
CapStone Acquisition Holdings, Inc.	11/12/27		3,807,600	33,123
Care BidCo	04/15/26	EUR	9,200,000	971,468
DG Investment Intermediate Holdings 2, Inc.	03/31/28		139,753	—
Eisner Advisory Group	07/28/28		545,455	—
Fortis Solutions Group LLC	12/15/23		503,680	5,037
Galls LLC	01/31/24		71,554	3,626
Higginbotham	11/25/26		523,988	6,730
HighTower Holding LLC	04/21/28		3,420,000	4,275
ImageFIRST Holdings LLC	04/26/28		1,657,407	4,144
Jones Deslauriers Insurance Management, Inc.	03/26/29	CAD	1,062,000	—
KKR Core Holding Company LLC	07/15/31		19,520,000	—
MB2 Dental Solutions LLC	12/22/21		9,972,774	40,113
Medline Industries, Inc.	08/06/22		38,400,000	—
National Mentor Holdings, Inc.	03/02/28		670,000	3,058
Osmosis Holdings Australia II Pty Ltd.	07/31/28		727,778	—
Polaris Newco LLC	06/04/26		10,433,121	1,049,461
Pro Mach Group, Inc.	08/31/28		300,279	—
SCP Eye Care Services LLC	03/16/28		2,407,955	3,010
Service Logic Acquisition, Inc.	10/29/27		2,128,358	—
Taxware Holdings (Sovos Compliance LLC)	08/11/28		559,589	—
Team.Blue Finco SARL	03/27/28	EUR	756,757	2,034
TricorBraun Holdings, Inc.	03/03/28		1,136,343	6,954
Venture Global Calcasieu Pass LLC	08/19/26		2,780,288	152,916
Vertical (TK Elevator)	01/30/27	EUR	13,250,000	1,390,122
				$3,698,361

*	The face amount is denominated in U.S. dollars unless otherwise indicated.
CAD - Canadian Dollar
EUR - Euro

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[1]	01/18/12	$1,691,717	$210
Atlas Mara Ltd.
due 12/31/21[1]	10/01/15	14,291,331	6,942,240
Basic Energy Services, Inc.
due 10/15/23[1]	09/25/18	1,493,094	112,500
Copper River CLO Ltd.
2007-1A, due 01/20/21[2]	05/09/14	228,522	278,974
FKRT
2020-C2A, 3.25% due 12/30/23	12/03/20	22,393,247	22,382,728
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	1,710,483	94,271
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	12/17/12	1,108,974	1,012,698
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48	05/25/18	6,722,507	6,893,760
		$49,639,875	$37,717,381

[1]	Security is in default of interest and/or principal obligations.
[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 1, 2021, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Consolidated Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2021.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

On October 1, 2021, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 12 – COVID-19

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Macro Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Guggenheim Macro Opportunities Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the consolidated schedule of investments, as of September 30, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2021

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2021, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2021, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
1.94%	1.88%	78.50%	100.00%

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

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OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund
(“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral
Real Estate Fund
(“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed
Real Estate Fund
(“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund
(“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors

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and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.4 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 26, 2021.

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Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related

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services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.5 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2021.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 81st and 91st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings were in the 87th and 89th percentiles, respectively, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd percentile of its performance universe for the three-year period ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee noted that the Fund’s three-year performance ranking had not improved as of March 31, 2021, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

High Yield Fund: The returns of the Fund’s Institutional Class shares ranked in the 46th and 79th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably lower duration and average maturity and an underweight to credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, contributed to relative underperformance. The Committee noted management’s statement that, although the Fund experienced strong downside protection in the first quarter of 2020, the Fund’s continued lower exposure to the most speculative names, which outperformed for the remainder of 2020, hurt relative performance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given deteriorating credit fundamentals and disproportionately tight markets and that more attractive risk-adjusted returns will be realized when volatility and downside risk increases. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 34th and 70th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s

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increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year period. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, the Fund underperformed relative to its peers for the remainder of 2020 due to lack of upside participation. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 40th and 43rd percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal, regulatory and operational risks it faces when offering the Funds as

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2020. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

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Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (53rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Mid Growth Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group, which the Committee noted was largely driven by the relatively small size of the Fund and the higher other operating expense ratio in comparison to its peers.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (79th, 100th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

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In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund

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business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

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Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	157	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	157	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	157	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers. How We Handle Your Personal Information The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law. In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as

THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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9.30.2021

Guggenheim Funds Annual Report

Guggenheim Floating Rate Strategies Fund

GuggenheimInvestments.com	FR-ANN-0921x0922

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
FLOATING RATE STRATEGIES FUND	9
NOTES TO FINANCIAL STATEMENTS	45
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63
OTHER INFORMATION	65
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	79
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	86
LIQUIDITY RISK MANAGEMENT PROGRAM	90

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2021

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Floating Rate Strategies Fund (the “Fund”) for the annual fiscal period ended September 30, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

COVID-19. The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2021

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Floating Rate Strategies Fund may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2021

In the 12-month period ended September 30, 2021, the yield on the two-year Treasury rose 15 basis points to 0.28% from 0.13%, and the ten-year Treasury climbed 83 basis points to 1.52% from 0.69%. The spread between the two-year Treasury and ten-year Treasury widened to 124 basis points from 56 basis points. One basis point equals 0.01%. Treasury yields posted their biggest rise in months following the Federal Open Market Committee (“FOMC”) meeting in September, at which Chair Powell noted that inflation would be higher and last longer than previously expected. Treasury yields continued to rise toward the end of the month.

Reports circulating in September about the inability of Evergrande, China’s second largest real estate development company, to repay an installment on its approximately $300 billion in debt sparked panic in credit markets in Asia. There was chatter about an Evergrande bankruptcy, a la Lehman Brothers, that would ignite a conflagration that could ravage China’s debt-reliant economy and spread across the world, triggering another global financial crisis. Others saw echoes of the collapse of Long-Term Capital Management, the highly leveraged hedge fund that collapsed in 1998 and required a bailout and debt rewind managed by the Federal Reserve (the “Fed”) to quell fears of a global financial meltdown.

As the month of September progressed and the Chinese government stepped in with liquidity and behind-the-scenes pressure on state-owned and state-backed enterprises to purchase Evergrande assets, tensions eased, but the question remains as to what ultimately will become of Evergrande. The most likely outcome is a “controlled fire” approach in which the government attempts to limit the contagion of Evergrande’s woes by propping up the company until its debts are restructured and reshuffled, its projects completed by others, and its properties sold off.

As Evergrande troubles captured the world’s attention, the September FOMC meeting made it clear that the Fed was not overly worried, at least not enough to push back its forecasted rate hikes. In fact, the tone of the meeting was somewhat hawkish, with the month’s Summary of Economic Projections revealing that half the committee members penciled in a rate hike for 2022. That would give them a policy option should elevated inflation turn out to be less temporary than expected. It also implies that a tapering of asset purchases would be completed sooner rather than later—a timetable corroborated when Chair Powell gave the strongest indication yet that tapering may start in November and for the first time suggested that asset purchases could conclude by mid-2022.

Markets reacted favorably to the Fed’s relatively sanguine view of the Evergrande situation, perhaps breathing a sigh of relief that it considers the problem insufficiently dangerous either to warrant action or to delay the normalization of rates in the United States. Interestingly, in place of several instances of the word “transitory” in the four previous FOMC press conference transcripts, the September transcript included no mention of the word, which may help explain the hawkish tilt to the meeting. Regarding the path for rates, half of FOMC members now see at least one hike in 2022, up from 39 percent in June. The median FOMC participant now sees in excess of six cumulative hikes through 2024, signaling an acknowledgement of intensifying supply side pressures and a labor market that could be at full employment within the next year.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2021

For the 12-month period ended September 30, 2021, the S&P 500® Index* returned 30.00%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 26.29%. The return of the MSCI Emerging Markets Index* was 18.58%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -0.90% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.28%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2021 and ending September 30, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.02%	2.60%	$ 1,000.00	$ 1,026.00	$ 5.18
C-Class	1.77%	2.22%	1,000.00	1,022.20	8.97
P-Class	1.02%	2.60%	1,000.00	1,026.00	5.18
Institutional Class	0.78%	2.72%	1,000.00	1,027.20	3.96
R6-Class	0.78%	2.75%	1,000.00	1,027.50	3.96

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.02%	5.00%	$ 1,000.00	$ 1,019.95	$ 5.16
C-Class	1.77%	5.00%	1,000.00	1,016.19	8.95
P-Class	1.02%	5.00%	1,000.00	1,019.95	5.16
Institutional Class	0.78%	5.00%	1,000.00	1,021.16	3.95
R6-Class	0.78%	5.00%	1,000.00	1,021.16	3.95

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2021 to September 30, 2021.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim Floating Rate Strategies Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and Thomas J. Hauser, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2021.

Investment Approach

The Fund seeks to provide a high level of current income while maximizing total return. The Fund seeks to exploit the broader universe of floating rate securities, including bank loans, asset-backed securities, collateralized loan obligations, and mortgage-backed securities and offers access to Guggenheim’s unique fixed income process and philosophy founded on the principles of behavioral finance. The Fund may complement traditional fixed-income allocation, providing diversification (though, diversification neither assures a profit nor eliminates the risk of experiencing investment losses) as well as the potential to maximize income in various rate environments.

Performance Review and Positioning

For the one-year period ended September 30, 2021, Guggenheim Floating Rate Strategies Fund returned 7.83%1 net of fees, compared with the 8.46% return of its benchmark, the Credit Suisse Leveraged Loan Index (the “Index”).

Leveraged credit reached its sixth straight quarter of positive performance at period end, with continued spread of the Delta variant and volatility around possible Fed tapering muting performance in the third quarter of 2021. Even as leveraged credit spreads continued to tighten, the pace of tightening has slowed as we approach historical tights and with yields still sitting near record lows. The bank loan market is currently benefitting from robust demand technicals, supportive fundamentals and an improving economy, mitigated by macroeconomic concerns and declining support from policymakers. Factoring all of these dynamics together, we expect mostly coupon-like returns for the remainder of the year with the potential for moderate spread tightening over the medium-term, punctuated by periods of volatility given macroeconomic dynamics (supply chain / inflation / labor constraints), issues in China, Delta variant challenges and declining policy support.

Despite pressure on earnings from wage inflation and input costs, fundamentals remain very strong across the loan market. Performance of public filing constituents in the S&P Leveraged Loan Index indicated that Earnings before interest, taxes, depreciation, and amortization (“EBITA”) was growing at the fastest rate since 2010. Total leverage is now well below pre-

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2021

pandemic at 5.0x, and interest coverage is at record highs of 5.5x, providing a cash flow buffer in the event of rising rates. We continue to see upgrades with a ~2x upgrade to downgrade ratio at period end coupled with low distress and default rates as well as minimal near-term maturities.

New issuance picked up to $155 billion in the third quarter of 2021, and collateralized loan obligation (“CLO”) issuance of $47 billion set a quarterly record. In terms of demand, both CLOs and mutual funds continued surging in assets under management (“AUM”). Mutual fund flows of $8 billion were slowing slightly in the third quarter of 2021 but remained solid.

Throughout the period, lower quality continued to outperform, but the extent moderated as the period progressed. Spread premiums by rating tier (such as the premium of B rated bonds over BB rated bonds) stabilized toward period end.

In terms of Fund performance, the combination of strong gains across stressed positions and avoiding credit issues across the loan market drove relative returns. Outperformance from these factors was offset by an underweight to CCC rated bonds, which continued outperforming in line with recent trends--still well above the broad market. The Fund used derivatives in the form of forward foreign currency exchange contracts to hedge currency exposure on foreign-denominated bonds. The hedges had an immaterial impact on performance for the period.

We continue to remain cautious on the lower end of the credit curve given tight levels. CCC rated bond spreads remain approximately in line with 10-year tights, having stalled in compressing further coincident with the arrival of the Delta variant. Likely macro headwinds ahead lead us to remain focused on mid to higher quality issuers. At the same time, we are also focused primarily on the new issue market for capital deployment, where spreads remain attractive and we are able to both maintain and increase current portfolio spread levels while still investing conservatively versus market supply. Even with spreads at historically tight levels, history has shown that they can remain at compressed levels and even tighten further during periods of economic expansion. We would likely view any pullback in loans as a buying opportunity given our view that the credit cycle has a few more years to run.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
SPDR Blackstone Senior Loan ETF	2.7%
American Tire Distributors, Inc., 8.50%	2.0%
Standard Industries, Inc.	0.9%
Triton Water Holdings, Inc., 4.00%	0.9%
Element Solutions, Inc., 2.08%	0.9%
Quikrete Holdings, Inc.	0.9%
First Brands Group LLC, 6.00%	0.9%
Beacon Roofing Supply, Inc., 2.33%	0.9%
USI, Inc., 3.13%	0.9%
Park River Holdings, Inc., 4.00%	0.9%
Top Ten Total	11.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2021

Cumulative Fund Performance*

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2021

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	7.83%	3.40%	4.48%
A-Class Shares with sales charge‡	4.62%	2.77%	3.96%
C-Class Shares	7.03%	2.63%	3.71%
C-Class Shares with CDSC§	6.03%	2.63%	3.71%
Institutional Class Shares	8.08%	3.64%	4.73%
Credit Suisse Leveraged Loan Index	8.46%	4.64%	4.89%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	7.83%	3.40%	3.30%
Credit Suisse Leveraged Loan Index	8.46%	4.64%	4.22%

	1 Year	Since Inception (03/13/19)
R6-Class Shares	8.06%	3.88%
Credit Suisse Leveraged Loan Index	8.46%	4.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 3.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 3.00% maximum sales charge is used to calculated performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.0%**
AA	0.4%
BBB	8.7%
BB	29.0%
B	46.3%
CCC	2.4%
CC	0.7%
NR2	0.9%
Other Instruments	11.6%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.
**	Less than 0.1%.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Shares	Value
COMMON STOCKS††† - 0.3%

Energy - 0.3%
Unit Corp.††,*	54,605	$1,665,452
Permian Production Partners LLC*	401,481	509,881
Total Energy		2,175,333

Industrial - 0.0%
BP Holdco LLC*,1	244,278	172,216
Vector Phoenix Holdings, LP*	244,278	67,177
API Heat Transfer Parent LLC*	4,994,727	5
Total Industrial		239,398

Consumer, Non-cyclical - 0.0%
Targus Group International Equity, Inc.*,1	12,773	31,108
Chef Holdings, Inc.*	94	4,838
Total Consumer, Non-cyclical		35,946

Total Common Stocks
(Cost $2,022,479)		2,450,677

PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
API Heat Transfer Intermediate*	618	—
Total Preferred Stocks
(Cost $493,920)		—

EXCHANGE-TRADED FUNDS† - 2.7%
SPDR Blackstone Senior Loan ETF	544,780	25,070,776
Total Exchange-Traded Funds
(Cost $25,016,730)		25,070,776

MONEY MARKET FUND† - 9.4%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 0.01%[2]	86,654,335	86,654,335
Total Money Market Fund
(Cost $86,654,335)		86,654,335

	Face Amount~
SENIOR FLOATING RATE INTERESTS††,5 - 89.5%
Industrial - 22.4%
Standard Industries, Inc.
3.00% due 09/22/28	8,000,000	8,004,320
Quikrete Holdings, Inc.
3.00% due 05/22/28	8,000,000	7,971,040
Beacon Roofing Supply, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/19/28	7,980,000	7,930,923
Park River Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27	7,930,125	7,895,470
Core & Main, LP
2.59% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 07/27/28	7,700,000	7,661,500
Atlantic Aviation
3.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 09/22/28	7,650,000	7,639,061

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
BWAY Holding Co.
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24		7,714,709	$7,549,537
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24		7,465,853	7,444,874
Genesee & Wyoming, Inc.
2.13% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 12/30/26		7,424,623	7,375,695
Alliance Laundry Systems LLC
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/08/27		7,216,125	7,222,547
Berry Global, Inc.
1.86% (2 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/01/26		7,086,938	7,042,644
Engineered Machinery Holdings, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 05/19/28		7,000,000	6,979,560
LTI Holdings, Inc.
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/08/25		6,900,945	6,798,535
Titan Acquisition Ltd. (Husky)
3.17% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25		6,870,339	6,740,765
American Bath Group LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27		6,473,734	6,449,458
TransDigm, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25		3,554,774	3,510,339
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25		2,922,563	2,885,739
Cushman & Wakefield US Borrower LLC
2.83% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 08/21/25		6,261,512	6,200,462
Charter Next Generation, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27		5,726,500	5,736,350
Clean Harbors, Inc.
due 09/21/28		5,700,000	5,697,606
Duran Group Holding GMBH
4.00% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/29/24	EUR	3,791,039	4,331,455

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 12/20/24	EUR	961,721	$1,098,815
Altra Industrial Motion Corp.
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/01/25		5,394,516	5,359,451
Reynolds Group Holdings, Inc.
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/05/26		4,930,225	4,893,248
Gardner Denver, Inc.
1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27		4,962,217	4,891,902
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25		4,614,975	4,594,808
DG Investment Intermediate Holdings 2, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/28		3,838,588	3,851,601
Pro Mach Group, Inc.
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 08/31/28		3,785,475	3,801,715
Brown Group Holding LLC
3.25% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 06/07/28		3,737,527	3,732,855
Hillman Group, Inc.
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/14/28		3,700,000	3,694,450
Berlin Packaging LLC
4.25% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 03/13/28		3,450,000	3,444,963
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27		2,800,000	2,973,264
Savage Enterprises LLC
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 09/15/28		2,950,000	2,945,840
TricorBraun Holdings, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28		2,945,027	2,927,004
Ravago Holdings America, Inc.
2.64% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/06/28		2,835,750	2,821,571

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
United Airlines, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/28	2,361,741	$2,376,242
USIC Holding, Inc.
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 05/12/28	2,350,000	2,347,063
Air Canada
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	2,200,000	2,207,326
Osmose Utility Services, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 06/23/28	2,050,000	2,041,042
TK Elevator Midco GmbH
4.00% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/27	1,885,786	1,888,407
YAK MAT (YAK ACCESS LLC)
10.13% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,550,000	1,765,875
Ring Container Technologies Group LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 08/14/28	1,750,000	1,750,875
API Heat Transfer
12.00% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 01/01/24†††,3	3,333,560	1,166,746
12.00% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 10/02/23†††,3	577,047	418,359
TAMKO Building Products, Inc.
3.11% (2 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/29/26	1,190,886	1,183,443
Total Industrial		207,244,745

Consumer, Non-cyclical - 17.1%
Triton Water Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 03/31/28	8,000,000	7,985,040
Hayward Industries, Inc.
3.00% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 05/29/28	7,780,500	7,756,225
SRAM LLC
3.25% (1 Month USD LIBOR + 2.75% and 3 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 05/18/28	7,636,364	7,623,611

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Bombardier Recreational Products, Inc.
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27		7,457,610	$7,390,044
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26		7,412,750	7,222,168
Medline Borrower LP
due 09/28/28		7,000,000	6,965,000
Froneri US, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/29/27		6,813,750	6,728,578
Aramark Services, Inc.
1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/11/25		6,400,000	6,253,312
VC GB Holdings I Corp.
4.00% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/21/28		6,250,000	6,243,500
National Mentor Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28		6,000,071	5,998,570
Springs Window Fashions
4.33% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/16/25		4,302,410	4,302,410
8.58% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26		1,350,000	1,350,000
Recess Holdings, Inc.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24		5,579,144	5,546,617
US Foods, Inc.
1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/27/23		5,043,335	5,011,814
Phoenix Newco, Inc.
due 08/03/28		5,000,000	5,000,800
DaVita, Inc.
1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/12/26		4,949,622	4,918,687
Cidron New Bidco Ltd.
3.00% (3 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 04/16/25	EUR	4,125,000	4,710,060
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27		4,674,394	4,691,923
IQVIA Holdings, Inc.
1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/11/25		4,521,422	4,510,119

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Weber-Stephen Products LLC
4.00% (1 Month USD LIBOR + 3.25% and 3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 10/29/27		4,122,921	$4,130,136
Examworks Group, Inc.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/27/23		3,590,576	3,589,822
Icon Luxembourg SARL
3.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 07/03/28		3,541,125	3,552,421
Grifols Worldwide Operations USA, Inc.
2.07% (1 Week USD LIBOR + 2.00%, Rate Floor: 2.00%) due 11/15/27		3,501,315	3,442,948
Sigma Holding BV (Flora Food)
3.50% (1 Month EURIBOR + 3.50% and 6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR	3,000,000	3,374,722
Option Care Health, Inc.
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26		3,175,758	3,174,170
Aveanna Healthcare LLC
4.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 07/17/28		3,164,151	3,160,196
Catalent Pharma Solutions, Inc.
due 02/22/28		3,100,000	3,099,225
Energizer Holdings, Inc.
2.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/22/27		2,835,750	2,832,205
MajorDrive Holdings IV LLC
4.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/01/28		2,350,000	2,353,666
Elanco Animal Health, Inc.
1.84% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27		2,275,738	2,246,472
Arctic Glacier Group Holdings, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/24		2,272,564	2,157,982
Osmosis Holdings Australia II Pty Ltd.
4.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 07/31/28		2,000,000	2,005,500

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Cambrex Corp.
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 12/04/26		1,885,750	$1,887,428
Endo Luxembourg Finance Company I SARL
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/27/28		1,910,400	1,864,761
PPD, Inc.
2.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 01/13/28		1,492,500	1,489,396
HCRX Investments HoldCo, LP
due 07/15/28		1,450,000	1,444,562
Valeant Pharmaceuticals International, Inc.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/02/25		1,405,828	1,403,719
Upstream Newco, Inc.
4.33% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 11/20/26		750,000	749,535
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27†††		121,212	121,667
Total Consumer, Non-cyclical			158,289,011

Consumer, Cyclical - 12.0%
American Tire Distributors, Inc.
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24		18,744,292	18,723,861
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23		2,017,146	2,013,111
First Brands Group LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/30/27		7,860,500	7,931,244
Stars Group (Amaya)
2.38% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/21/26		7,650,000	7,621,313
IBC Capital Ltd.
3.87% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23		7,164,368	7,058,693
Zephyr Bidco Ltd.
4.80% (1 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP	5,265,000	7,056,255
Power Solutions (Panther)
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26		6,847,618	6,813,380

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Alterra Mountain Co.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 08/17/28		6,690,616	$6,665,526
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28		6,350,000	6,359,080
Burlington Stores, Inc.
2.09% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 06/26/28		4,750,000	4,730,193
EG Finco Ltd.
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	EUR	3,332,891	3,841,358
4.13% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25		773,591	770,566
Packers Holdings LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28		4,472,710	4,449,407
CNT Holdings I Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/08/27		3,781,000	3,783,382
CHG Healthcare Services, Inc.
due 09/20/28		3,050,000	3,053,264
Mavis Tire Express Services TopCo Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 05/04/28		2,992,500	2,997,946
Truck Hero, Inc.
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 01/31/28		2,835,750	2,828,065
WIRB - Copernicus Group, Inc.
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 01/08/27		2,550,000	2,558,772
Seren BidCo AB
due 07/21/28		2,200,000	2,193,576
Alexander Mann
5.17% (6 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP	1,540,000	1,999,584
Entain Holdings (Gibraltar) Limited
3.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 03/29/27		1,895,250	1,891,706
WW International, Inc.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 04/13/28		1,745,625	1,742,361

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
American Trailer World Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/03/28		1,596,000	$1,587,621
Rent-A-Center, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 02/17/28†††		1,396,500	1,405,228
SHO Holding I Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 04/26/24†††		564,599	533,547
6.23% (3 Month USD LIBOR + 5.23%, Rate Floor: 6.23%) due 04/29/24†††		9,357	8,843
Total Consumer, Cyclical			110,617,882

Communications - 11.6%
Xplornet Communications, Inc.
due 09/28/28		7,300,000	7,263,500
4.84% (1 Month USB LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27		3,950,000	3,945,063
Virgin Media Bristol LLC
2.58% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/31/28		7,916,233	7,859,869
WMG Acquisition Corp.
2.21% (1 Month USD LIBOR + 2.13%, Rate Floor: 2.13%) due 01/20/28		7,250,000	7,206,210
McGraw Hill LLC
5.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28		7,100,000	7,115,194
CSC Holdings LLC
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25		6,851,521	6,748,748
Ziggo Financing Partnership
2.58% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/28/28		6,685,000	6,629,314
Zayo Group Holdings, Inc.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27		6,648,468	6,586,438
UPC Broadband Holding BV
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/31/29		6,600,000	6,576,636
ProQuest LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 10/23/26		6,204,806	6,197,609
GTT Communications BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/30/25	EUR	5,483,279	5,352,803

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Authentic Brands
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24	5,353,601	$5,342,733
SFR Group S.A.
3.81% (3 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 02/02/26	3,371,127	3,339,944
2.88% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/25	1,649,592	1,621,417
Titan US Finco LLC
4.13% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/01/26	4,406,206	4,397,966
Telenet Financing USD LLC
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/28/28	4,000,000	3,951,680
Playtika Holding Corp.
2.83% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/13/28	3,541,103	3,538,270
Cengage Learning Acquisitions, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26	3,350,000	3,369,430
Level 3 Financing, Inc.
1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27	3,339,546	3,297,200
GTT Communications, Inc.
2.90% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/30/25	3,226,960	2,723,425
Recorded Books, Inc.
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/29/25	2,200,000	2,200,682
Radiate Holdco LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 09/25/26	1,786,500	1,783,927
Total Communications		107,048,058

Financial - 9.6%
USI, Inc.
3.13% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	7,988,652	7,930,175
NFP Corp.
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	7,766,212	7,680,240
Aretec Group, Inc.
4.33% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	7,634,125	7,605,497
AmWINS Group, Inc.
3.00% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 02/21/28	7,462,500	7,414,964

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Jane Street Group LLC
2.83% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28	7,363,000	$7,285,689
Alliant Holdings Intermediate LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	7,282,039	7,227,424
Focus Financial Partners LLC
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/03/24	6,741,348	6,687,956
HarbourVest Partners, LP
2.38% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 03/03/25	6,218,996	6,176,271
Nexus Buyer LLC
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	4,696,514	4,694,823
Citadel Securities, LP
2.58% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/02/28	4,477,500	4,434,337
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	4,036,453	4,051,589
AlixPartners, LLP
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 02/04/28	3,980,000	3,967,821
Ryan Specialty Group LLC
3.75% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 09/01/27	3,564,000	3,560,436
Apex Group Treasury LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 07/27/28†††	3,500,000	3,495,625
Duff & Phelps
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/09/27	2,573,935	2,579,160
HighTower Holding LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	2,160,000	2,157,300
AqGen Island Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 08/02/28	1,850,000	1,843,840
Total Financial		88,793,147

Technology - 8.6%
WEX, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 03/31/28	7,761,000	7,724,368

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Peraton Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	7,710,627	$7,711,860
Informatica LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/25/27	7,092,667	7,066,070
Conair Holdings LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 05/17/28	6,750,000	6,752,835
Boxer Parent Co., Inc.
3.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	6,118,764	6,081,807
CCC Intelligent Solutions, Inc.
3.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 09/21/28	6,000,000	5,992,500
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	4,683,285	4,642,775
Emerald TopCo, Inc. (Press Ganey)
3.63% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	4,465,909	4,435,228
Verscend Holding Corp.
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/27/25	4,390,000	4,393,644
Epicor Software
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 07/30/27	3,740,554	3,738,871
Sabre GLBL, Inc.
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	2,280,317	2,251,402
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 12/17/27	1,396,500	1,388,205
Project Ruby Ultimate Parent Corp.
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/10/28	3,482,500	3,477,067
Polaris Newco LLC
4.50% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28	3,350,000	3,356,298
Taxware Holdings (Sovos Compliance LLC)
5.00% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28	3,240,411	3,257,974

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Atlas CC Acquisition Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	2,950,000	$2,958,201
EXC Holdings III Corp.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/02/24†††	1,954,125	1,959,010
TIBCO Software, Inc.
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/26	1,781,955	1,767,486
Total Technology		78,955,601

Basic Materials - 6.4%
Element Solutions, Inc.
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 01/30/26	8,000,000	7,985,040
Illuminate Buyer LLC
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	7,722,459	7,706,396
PQ Corp.
3.25% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 06/09/28	7,581,000	7,582,592
Alpha 3 BV (Atotech)
3.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 03/20/28	6,783,000	6,773,097
Messer Industries USA, Inc.
2.58% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/02/26	6,197,475	6,161,839
Arch Coal, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 03/07/24	6,561,164	6,101,883
Univar Netherlands Holding BV
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 06/03/28	3,591,000	3,582,022
GrafTech Finance, Inc.
3.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25	2,852,212	2,852,212
INEOS Ltd.
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 01/29/26	2,593,500	2,593,500
Diamond BC BV
due 09/14/28	2,300,000	2,301,587
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	2,238,750	2,235,952
W.R. Grace Holdings LLC
due 09/22/28	1,750,000	1,755,478

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Trinseo Materials Operating S.C.A.
2.58% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/03/28		1,596,000	$1,590,015
Total Basic Materials			59,221,613

Energy - 1.4%
DT Midstream, Inc.
2.50% (6 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 06/26/28		7,600,000	7,594,072
Penn Virginia Holding Corp.
10.50% (Commercial Prime Lending Rate + 7.25%, Rate Floor: 8.25%) due 09/30/24†††		3,994,139	3,954,198
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 2.00%) due 11/24/25†††,3		1,474,647	1,327,182
Total Energy			12,875,452

Utilities - 0.4%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27		3,950,100	3,962,464
Total Senior Floating Rate Interests
(Cost $831,905,987)			827,007,973
CORPORATE BONDS†† - 1.8%
Consumer, Non-cyclical - 0.7%
Nathan’s Famous, Inc.
6.63% due 11/01/25[4]		4,275,000	4,360,500
HCA, Inc.
4.50% due 02/15/27		1,500,000	1,690,656
Total Consumer, Non-cyclical			6,051,156

Energy - 0.5%
Sabine Pass Liquefaction LLC
5.63% due 04/15/23		4,200,000	4,463,172

Communications - 0.4%
Ziggo BV
5.50% due 01/15/27[4]		3,950,000	4,083,313

Industrial - 0.1%
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd.
7.38% due 12/15/23[4]		750,000	764,625

Consumer, Cyclical - 0.1%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[4]		630,000	629,124

Financial - 0.0%
Lincoln Financing SARL
3.88% (3 Month EURIBOR + 3.88%, Rate Floor: 3.88%) due 04/01/24[4,5]	EUR	350,000	405,737

Basic Materials - 0.0%
Mirabela Nickel Ltd.
due 06/24/19[6,7]		1,279,819	63,991
Total Corporate Bonds
(Cost $16,829,046)			16,461,118

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 1.5%
Residential Mortgage Backed Securities - 1.5%
RALI Series Trust
2006-QO6, 0.45% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 06/25/46[5]	10,956,676	$3,403,581
2006-QO2, 0.53% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 02/25/46[5]	438,907	127,128
Washington Mutual Mortgage Pass-Through Certificates Trust
2007-OA6, 0.90% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[5]	2,807,969	2,546,695
American Home Mortgage Assets Trust
2006-4, 0.30% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 10/25/46[5]	2,618,487	1,685,317
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 0.93% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[5]	1,916,153	1,668,054
Lehman XS Trust Series
2006-16N, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/46[5]	1,529,482	1,475,745
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[4,5]	1,176,376	1,128,917
Nomura Resecuritization Trust
2015-4R, 1.38% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[4,5]	1,044,579	1,054,210
Alliance Bancorp Trust
2007-OA1, 0.33% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[5]	434,822	416,477
Morgan Stanley Re-REMIC Trust
2010-R5, 1.76% due 06/26/36[4]	364,462	339,255
GSAA Home Equity Trust
2007-7, 0.63% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 07/25/37[5]	195,409	194,395
New Century Home Equity Loan Trust
2004-4, 0.88% (1 Month USD LIBOR + 0.80%, Rate Cap/Floor: 12.50%/0.80%) due 02/25/35[5]	184,154	182,033
Total Residential Mortgage Backed Securities		14,221,807

Total Collateralized Mortgage Obligations
(Cost $15,321,180)		14,221,807

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 0.9%
Collateralized Loan Obligations - 0.9%
Jamestown CLO V Ltd.
2014-5A, 5.23% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[4,5]	4,000,000	$3,666,117
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,8]	3,000,000	2,449,520
Newstar Commercial Loan Funding LLC
2017-1A, 3.62% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[4,5]	1,000,000	1,000,308
Octagon Loan Funding Ltd.
2014-1A, due 11/18/31[4,8]	2,071,948	681,205
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[8]	1,361,673	220,319
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[4,8]	1,808,219	2,025
Total Collateralized Loan Obligations		8,019,494

Transport-Aircraft - 0.0%
Airplanes Pass Through Trust
2001-1A due 03/15/19†††,6,7	896,492	$90
Total Asset-Backed Securities
(Cost $8,977,573)		8,019,584

Total Investments - 106.1%
(Cost $987,221,250)		$979,886,270
Other Assets & Liabilities, net - (6.1)%		(55,915,782)
Total Net Assets - 100.0%		$923,970,488

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	EUR	Sell	27,008,000	31,898,248 USD	10/18/21	$601,454
Bank of America, N.A.	GBP	Sell	6,790,000	9,370,825 USD	10/18/21	220,678
Citibank, N.A.	EUR	Buy	5,335,000	6,255,711 USD	10/18/21	(73,528)
						$748,604

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2021.
[3]	Payment-in-kind security.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $20,564,857 (cost $20,218,174), or 2.2% of total net assets.

[5]

Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Security is in default of interest and/or principal obligations.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $64,081 (cost $1,883,995), or 0.0% of total net assets — See Note 9.

[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsabilité Limitée

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$—	$1,665,452	$785,225		$2,450,677
Preferred Stocks	—	—	—	*	—
Exchange-Traded Funds	25,070,776	—	—		25,070,776
Money Market Fund	86,654,335	—	—		86,654,335
Senior Floating Rate Interests	—	812,617,568	14,390,405		827,007,973
Corporate Bonds	—	16,461,118	—		16,461,118
Collateralized Mortgage Obligations	—	14,221,807	—		14,221,807
Asset-Backed Securities	—	8,019,494	90		8,019,584
Forward Foreign Currency Exchange Contracts**	—	822,132	—		822,132
Total Assets	$111,725,111	$853,807,571	$15,175,720		$980,708,402

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$73,528	$—	$73,528
Unfunded Loan Commitments (Note 8)	—	—	7,155	7,155
Total Liabilities	$—	$73,528	$7,155	$80,683

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
FLOATING RATE STRATEGIES FUND

The following is a summary of significant unobservable inputs used in the fair valuation of asset categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$90	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Common Stocks	509,881	Model Price	Market Comparable Yields	12.1%	—
Common Stocks	275,339	Enterprise Value	Valuation Multiple	2.1x-12.8x	5.3x
Common Stocks	5	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	11,657,995	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	1,405,228	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	1,327,182	Model Price	Market Comparable Yields	12.1%	—
Total Assets	$15,175,720
Liabilities:
Unfunded Loan Commitments	$7,155	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2021, the Fund had securities with a total value of $2,501,400 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of a $11,606,541 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
FLOATING RATE STRATEGIES FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2021:

	Assets					Liabilities
	Common Stocks	Senior Floating Rate Interests	Asset-Backed Securities	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$1,611,492	$50,579,979	$90	$313,772	$52,505,333	$(8,851)
Purchases/(Receipts)	2,358	6,790,511	—	—	6,792,869	(21,823)
(Sales, maturities and paydowns)/Fundings	(1,626,859)	(37,310,071)	—	—	(38,936,930)	6,527
Amortization of premiums/discounts	—	747,289	—	—	747,289	—
Total realized gains (losses) included in earnings	(165,102)	(7,739,830)	—	—	(7,904,932)	13,588
Total change in unrealized appreciation (depreciation) included in earnings	963,336	10,427,668	—	(313,772)	11,077,232	3,404
Transfers into Level 3	—	2,501,400	—	—	2,501,400	—
Transfers out of Level 3	—	(11,606,541)	—	—	(11,606,541)	—
Ending Balance	$785,225	$14,390,405	$90	$— *	$15,175,720	$(7,155)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2021	$963,336	$1,795,290	$—	$(313,772)	$2,444,854	$8,638

*	Security has a market value of $0.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/21	Shares 09/30/21
Common Stocks
BP Holdco LLC*	$86,130	$—	$—	$—	$86,086	$172,216	244,278
Targus Group International Equity, Inc.*	26,242	—	—	—	4,866	31,108	12,773
	$112,372	$—	$—	$—	$90,952	$203,324

*	Non-income producing security.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
FLOATING RATE STRATEGIES FUND

September 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $987,129,969)	$979,682,946
Investments in affiliated issuers, at value (cost $91,281)	203,324
Foreign currency, at value (cost $1,663,468)	1,663,450
Cash	2,802,176
Unrealized appreciation on forward foreign currency exchange contracts	822,132
Prepaid expenses	40,956
Receivables:
Fund shares sold	5,898,384
Securities sold	4,253,784
Interest	1,970,133
Total assets	997,337,285

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $15,792)	7,155
Segregated cash due to broker	545,000
Unrealized depreciation on forward foreign currency exchange contracts	73,528
Payable for:
Securities purchased	70,565,550
Fund shares redeemed	875,743
Distributions to shareholders	442,755
Management fees	272,804
Transfer agent/maintenance fees	153,452
Distribution and service fees	79,819
Fund accounting/administration fees	51,697
Trustees’ fees*	17,199
Due to Investment Adviser	845
Miscellaneous	281,250
Total liabilities	73,366,797
Net assets	$923,970,488

Net assets consist of:
Paid in capital	$1,085,032,695
Total distributable earnings (loss)	(161,062,207)
Net assets	$923,970,488

A-Class:
Net assets	$123,392,160
Capital shares outstanding	4,917,600
Net asset value per share	$25.09
Maximum offering price per share (Net asset value divided by 97.00%)	$25.87

C-Class:
Net assets	$52,308,317
Capital shares outstanding	2,085,402
Net asset value per share	$25.08

P-Class:
Net assets	$35,429,894
Capital shares outstanding	1,411,389
Net asset value per share	$25.10

Institutional Class:
Net assets	$711,583,305
Capital shares outstanding	28,333,441
Net asset value per share	$25.11

R6-Class:
Net assets	$1,256,812
Capital shares outstanding	50,046
Net asset value per share	$25.11

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

STATEMENT OF OPERATIONS
FLOATING RATE STRATEGIES FUND

Year Ended September 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$1,351,788
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $466)	33,831,100
Total investment income	35,182,888

Expenses:
Management fees	5,201,077
Distribution and service fees:
A-Class	352,783
C-Class	574,679
P-Class	84,272
Transfer agent/maintenance fees:
A-Class	58,770
C-Class	33,055
P-Class	2,932
Institutional Class	264,125
R6-Class	323
Fund accounting/administration fees	539,742
Line of credit fees	326,512
Professional fees	105,687
Custodian fees	39,923
Trustees’ fees*	1,825
Miscellaneous	173,834
Recoupment of previously waived fees:
P-Class	287
Institutional Class	12,099
R6-Class	82
Total expenses	7,772,007
Less:
Expenses reimbursed by Adviser:
A Class	(59,749)
C Class	(34,078)
P Class	(3,274)
Institutional Class	(214,240)
R6 Class	(250)
Expenses waived by Adviser	(15,106)
Earnings credits applied	(742)
Total waived/reimbursed expenses	(327,439)
Net expenses	7,444,568
Net investment income	27,738,320

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(12,843,006)
Forward foreign currency exchange contracts	(490,632)
Foreign currency transactions	201,127
Net realized loss	(13,132,511)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	44,139,390
Investments in affiliated issuers	90,952
Forward foreign currency exchange contracts	368,448
Foreign currency translations	(98,328)
Net change in unrealized appreciation (depreciation)	44,500,462
Net realized and unrealized gain	31,367,951
Net increase in net assets resulting from operations	$59,106,271

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$27,738,320	$45,965,099
Net realized loss on investments	(13,132,511)	(104,503,058)
Net change in unrealized appreciation (depreciation) on investments	44,500,462	18,077,576
Net increase (decrease) in net assets resulting from operations	59,106,271	(40,460,383)

Distributions:
Distributions to shareholders
A-Class	(3,412,072)	(6,169,321)
C-Class	(1,100,775)	(2,453,764)
P-Class	(813,511)	(2,596,495)
Institutional Class	(14,371,249)	(26,336,056)
R6-Class	(41,286)	(172,212)
Return of capital
A-Class	(1,376,939)	(1,369,063)
C-Class	(423,452)	(544,527)
P-Class	(329,918)	(576,200)
Institutional Class	(6,123,159)	(5,844,358)
R6-Class	(15,347)	(38,216)
Total distributions to shareholders	(28,007,708)	(46,100,212)

Capital share transactions:
Proceeds from sale of shares
A-Class	42,886,643	59,076,348
C-Class	11,618,216	5,882,260
P-Class	11,762,196	14,359,269
Institutional Class	417,183,606	359,733,415
R6-Class	425,184	7,014,197
Distributions reinvested
A-Class	3,444,538	5,748,291
C-Class	1,263,416	2,302,265
P-Class	1,140,824	3,170,610
Institutional Class	16,416,134	25,268,085
R6-Class	56,275	210,428
Cost of shares redeemed
A-Class	(68,575,988)	(145,876,744)
C-Class	(26,924,208)	(50,806,686)
P-Class	(12,084,110)	(113,381,867)
Institutional Class	(247,889,580)	(887,071,891)
R6-Class	(924,217)	(76,762,784)
Net increase (decrease) from capital share transactions	149,798,929	(791,134,804)
Net increase (decrease) in net assets	180,897,492	(877,695,399)

Net assets:
Beginning of year	743,072,996	1,620,768,395
End of year	$923,970,488	$743,072,996

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2021	Year Ended September 30, 2020
Capital share activity:
Shares sold
A-Class	1,722,444	2,408,149
C-Class	466,982	239,412
P-Class	472,737	585,090
Institutional Class	16,736,374	14,856,298
R6-Class	17,355	280,578
Shares issued from reinvestment of distributions
A-Class	138,927	238,481
C-Class	51,013	95,750
P-Class	45,989	130,742
Institutional Class	660,993	1,046,088
R6-Class	2,270	8,507
Shares redeemed
A-Class	(2,751,886)	(6,183,851)
C-Class	(1,086,812)	(2,141,265)
P-Class	(487,616)	(4,686,345)
Institutional Class	(9,995,214)	(37,182,772)
R6-Class	(37,009)	(3,060,616)
Net increase (decrease) in shares	5,956,547	(33,365,754)

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$24.08	$25.23	$25.92	$26.01	$25.92
Income (loss) from investment operations:
Net investment income (loss)[a]	.83	1.02	1.17	1.04	.93
Net gain (loss) on investments (realized and unrealized)	1.02	(1.16)	(.67)	(.07)	.10
Total from investment operations	1.85	(.14)	.50	.97	1.03
Less distributions from:
Net investment income	(.83)	(.83)	(1.19)	(1.06)	(.94)
Return of capital	(.01)	(.18)	—	—	—
Total distributions	(.84)	(1.01)	(1.19)	(1.06)	(.94)
Net asset value, end of period	$25.09	$24.08	$25.23	$25.92	$26.01

Total Return[b]	7.83%	(0.50%)	2.01%	3.80%	4.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,392	$139,857	$235,752	$431,562	$534,911
Ratios to average net assets:
Net investment income (loss)	3.36%	4.23%	4.60%	4.02%	3.58%
Total expenses[c]	1.09%	1.25%	1.23%	1.15%	1.13%
Net expenses[d,e,f]	1.05%	1.10%	1.07%	1.03%	1.04%
Portfolio turnover rate	57%	20%	10%	33%	44%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$24.07	$25.22	$25.91	$26.00	$25.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.65	.84	.98	.85	.74
Net gain (loss) on investments (realized and unrealized)	1.02	(1.16)	(.67)	(.07)	.10
Total from investment operations	1.67	(.32)	.31	.78	.84
Less distributions from:
Net investment income	(.65)	(.68)	(1.00)	(.87)	(.75)
Return of capital	(.01)	(.15)	—	—	—
Total distributions	(.66)	(.83)	(1.00)	(.87)	(.75)
Net asset value, end of period	$25.08	$24.07	$25.22	$25.91	$26.00

Total Return[b]	7.03%	(1.24%)	1.26%	3.03%	3.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,308	$63,891	$112,481	$172,906	$204,008
Ratios to average net assets:
Net investment income (loss)	2.61%	3.47%	3.86%	3.29%	2.83%
Total expenses[c]	1.86%	1.96%	1.93%	1.87%	1.83%
Net expenses[d,e,f]	1.80%	1.85%	1.82%	1.78%	1.79%
Portfolio turnover rate	57%	20%	10%	33%	44%

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$24.09	$25.24	$25.93	$26.02	$25.93
Income (loss) from investment operations:
Net investment income (loss)[a]	.83	1.04	1.17	1.05	.94
Net gain (loss) on investments (realized and unrealized)	1.02	(1.18)	(.67)	(.08)	.09
Total from investment operations	1.85	(.14)	.50	.97	1.03
Less distributions from:
Net investment income	(.83)	(.83)	(1.19)	(1.06)	(.94)
Return of capital	(.01)	(.18)	—	—	—
Total distributions	(.84)	(1.01)	(1.19)	(1.06)	(.94)
Net asset value, end of period	$25.10	$24.09	$25.24	$25.93	$26.02

Total Return	7.83%	(0.50%)	2.01%	3.80%	4.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,430	$33,251	$135,036	$385,306	$360,829
Ratios to average net assets:
Net investment income (loss)	3.36%	4.26%	4.59%	4.05%	3.59%
Total expenses[c]	1.06%	1.37%	1.22%	1.15%	1.16%
Net expenses[d,e,f]	1.05%	1.10%	1.07%	1.03%	1.03%
Portfolio turnover rate	57%	20%	10%	33%	44%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$24.10	$25.25	$25.95	$26.03	$25.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.89	1.09	1.23	1.11	1.00
Net gain (loss) on investments (realized and unrealized)	1.02	(1.17)	(.68)	(.07)	.10
Total from investment operations	1.91	(.08)	.55	1.04	1.10
Less distributions from:
Net investment income	(.89)	(.88)	(1.25)	(1.12)	(1.01)
Return of capital	(.01)	(.19)	—	—	—
Total distributions	(.90)	(1.07)	(1.25)	(1.12)	(1.01)
Net asset value, end of period	$25.11	$24.10	$25.25	$25.95	$26.03

Total Return	8.08%	(0.26%)	2.21%	4.08%	4.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$711,583	$504,449	$1,065,820	$2,227,970	$2,590,393
Ratios to average net assets:
Net investment income (loss)	3.59%	4.48%	4.83%	4.28%	3.83%
Total expenses[c]	0.85%	0.97%	0.92%	0.84%	0.82%
Net expenses[d,e,f]	0.81%	0.85%	0.83%	0.79%	0.79%
Portfolio turnover rate	57%	20%	10%	33%	44%

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[g]
Per Share Data
Net asset value, beginning of period	$24.10	$25.25	$25.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.91	1.13	.69
Net gain (loss) on investments (realized and unrealized)	1.01	(1.21)	(.14)
Total from investment operations	1.92	(.08)	.55
Less distributions from:
Net investment income	(.90)	(.88)	(.68)
Return of capital	(.01)	(.19)	—
Total distributions	(.91)	(1.07)	(.68)
Net asset value, end of period	$25.11	$24.10	$25.25

Total Return	8.06%	(0.22%)	2.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,257	$1,625	$71,680
Ratios to average net assets:
Net investment income (loss)	3.66%	4.56%	4.89%
Total expenses[c]	0.83%	0.86%	0.85%
Net expenses[d,e,f]	0.82%	0.84%	0.84%
Portfolio turnover rate	57%	20%	10%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

FINANCIAL HIGHLIGHTS (concluded)
FLOATING RATE STRATEGIES FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	0.00%*	—	—	—
C-Class	—	0.00%*	—	0.01%	—
P-Class	0.00%*	0.00%*	—	—	—
Institutional Class	0.00%*	0.00%*	—	—	0.01%
R6-Class	0.01%	0.00%*	0.00%*	N/A	N/A

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	1.01%	1.02%	1.02%	1.02%	1.02%
C-Class	1.76%	1.77%	1.77%	1.77%	1.77%
P-Class	1.01%	1.02%	1.02%	1.02%	1.02%
Institutional Class	0.77%	0.78%	0.78%	0.78%	0.78%
R6-Class[g]	0.77%	0.78%	0.78%	N/A	N/A

[g]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Floating Rate Strategies Fund (the “Fund”), a diversified investment company. At September 30, 2021, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(c) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(h) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(j) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2021, are disclosed in the Statement of Operations.

(k) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at September 30, 2021.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes forward foreign currency exchange contracts. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$1,258,226	$46,209,512

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2021:

Forward Foreign Currency Exchange Risk
Asset Derivative Investments Value	$822,132
Liability Derivative Investments Value	$73,528

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$(490,632)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$368,448

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$822,132	$—	$822,132	$—	$(510,678)	$311,454

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$73,528	$—	$73,528	$—	$—	$73,528

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Forward foreign currency exchange contracts	$—	$255,000
Morgan Stanley Capital Services, LLC	Forward foreign currency exchange contracts	—	290,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

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NOTES TO FINANCIAL STATEMENTS (continued)

the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.65% of the average daily net assets of the Fund up to $5 billion; and 0.60% of the average daily net assets in excess of $5 billion.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.02%	11/30/12	02/01/23
C-Class	1.77%	11/30/12	02/01/23
P-Class	1.02%	05/01/15	02/01/23
Institutional Class	0.78%	11/30/12	02/01/23
R6-Class	0.78%	03/13/19	02/01/23

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2022	2023	2024	Total
A-Class	$478,648	$272,258	$62,574	$813,480
C-Class	165,085	99,862	35,328	300,275
P-Class	423,256	205,400	3,944	632,600
Institutional Class	1,382,501	804,754	224,572	2,411,827
R6-Class	2,025	1,025	279	3,329

For the year ended September 30, 2021, GI recouped $12,468 from the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2021, GFD retained sales charges of $337,585 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$19,738,893	$—	$8,268,815	$28,007,708

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$37,727,848	$—	$8,372,364	$46,100,212

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2021 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$—	$—	$(12,072,994)	$(146,627,074)	$(2,362,139)	$(161,062,207)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2021, capital loss carryforwards for the Fund were as follows:

Unlimited		Total Capital Loss Carryforward
Short-Term	Long-Term
$(3,508,189)	$(142,169,559)	$(145,677,748)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in CLO securities, foreign currency gains and losses, distribution payable, and the deferral of qualified late-year losses. Additional differences may result from the tax treatment of bond premium/discount amortization, losses deferred due to wash sales, and the “mark-to-market” of forward foreign currency exchange contracts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2021 for permanent book/tax differences.

At September 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$991,964,319	$5,149,782	$(17,227,831)	$(12,078,049)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2021, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2021:

Ordinary	Capital
$(949,326)	$—

Note 7 – Securities Transactions

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$608,744,478	$450,494,592

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

is effected at the current market price to save costs, where permissible. For the year ended September 30, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$—	$8,563,186	$118,980

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2021, were as follows:

Borrower	Maturity Date	Face Amount	Value
Aveanna Healthcare LLC	07/17/28	$735,849	$920
DG Investment Intermediate Holdings 2, Inc.	03/31/28	51,662	—
HighTower Holding LLC	04/21/28	540,000	675
Hillman Group, Inc.	07/14/28	800,000	1,838
Medline Industries, Inc.	08/06/22	8,900,000	—
National Mentor Holdings, Inc.	03/02/28	272,362	1,243
Osmosis Holdings Australia II Pty Ltd.	07/31/28	250,000	—
Pro Mach Group, Inc.	08/31/28	614,525	—
Taxware Holdings (Sovos Compliance LLC)	08/11/28	559,589	—
TricorBraun Holdings, Inc.	03/03/28	404,973	2,479
		$13,128,961	$7,155

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[1]	12/27/11	$723,184	$90
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	1,160,811	63,991
		$1,883,995	$64,081

[1]	Security is in default of interest and/or principal obligations.

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NOTES TO FINANCIAL STATEMENTS (concluded)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 1, 2021, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2021.

On October 1, 2021, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 11 – COVID-19

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of
Guggenheim Floating Rate Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Floating Rate Strategies Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2021

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2021, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2021, the Fund had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1). See qualified interest income in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
0.19%	0.24%	100.00%

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

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OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”) ● Guggenheim Diversified Income Fund (“Diversified Income Fund”)	● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”) ● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

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OTHER INFORMATION (Unaudited)(continued)

● Guggenheim High Yield Fund
(“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund
(“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

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OTHER INFORMATION (Unaudited)(continued)

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.4 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 26, 2021.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for

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OTHER INFORMATION (Unaudited)(continued)

the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.5 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management

[5]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2021.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 81st and 91st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings were in the 87th and 89th percentiles, respectively, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

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OTHER INFORMATION (Unaudited)(continued)

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd percentile of its performance universe for the three-year period ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee noted that the Fund’s three-year performance ranking had not improved as of March 31, 2021, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

High Yield Fund: The returns of the Fund’s Institutional Class shares ranked in the 46th and 79th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably lower duration and average maturity and an underweight to credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, contributed to relative underperformance. The Committee noted management’s statement that, although the Fund experienced strong downside protection in the first quarter of 2020, the Fund’s continued lower exposure to the most speculative names, which outperformed for the remainder of 2020, hurt relative performance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given deteriorating credit fundamentals and disproportionately tight markets and that more attractive risk-adjusted returns will be realized when volatility and downside risk increases. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 34th and 70th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year period. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, the Fund underperformed relative to its peers for the remainder of 2020 due to lack of upside participation. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 40th and 43rd percentiles, respectively.

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OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal, regulatory and operational risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2020. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (53rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception, five-year and three-year periods ended December 31, 2020.

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OTHER INFORMATION (Unaudited)(continued)

In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Mid Growth Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group, which the Committee noted was largely driven by the relatively small size of the Fund and the higher other operating expense ratio in comparison to its peers.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (79th, 100th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from

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OTHER INFORMATION (Unaudited)(continued)

certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

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OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his

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OTHER INFORMATION (Unaudited)(concluded)

or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	157	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	157	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	157	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018)

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law. We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority. We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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9.30.2021

Guggenheim Funds Annual Report

Guggenheim Total Return Bond Fund

GuggenheimInvestments.com	TRB-ANN-0921x0922

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
TOTAL RETURN BOND FUND	9
NOTES TO FINANCIAL STATEMENTS	100
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	129
OTHER INFORMATION	131
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	145
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	152
LIQUIDITY RISK MANAGEMENT PROGRAM	156

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2021

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Total Return Bond Fund (the “Fund”) for the annual fiscal period ended September 30, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2021

COVID-19. The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Total Return Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2021

In the 12-month period ended September 30, 2021, the yield on the two-year Treasury rose 15 basis points to 0.28% from 0.13%, and the ten-year Treasury climbed 83 basis points to 1.52% from 0.69%. The spread between the two-year Treasury and ten-year Treasury widened to 124 basis points from 56 basis points. One basis point equals 0.01%. Treasury yields posted their biggest rise in months following the Federal Open Market Committee (“FOMC”) meeting in September, at which Chair Powell noted that inflation would be higher and last longer than previously expected. Treasury yields continued to rise toward the end of the month.

Reports circulating in September about the inability of Evergrande, China’s second largest real estate development company, to repay an installment on its approximately $300 billion in debt sparked panic in credit markets in Asia. There was chatter about an Evergrande bankruptcy, a la Lehman Brothers, that would ignite a conflagration that could ravage China’s debt-reliant economy and spread across the world, triggering another global financial crisis. Others saw echoes of the collapse of Long-Term Capital Management, the highly leveraged hedge fund that collapsed in 1998 and required a bailout and debt rewind managed by the Federal Reserve (the “Fed”) to quell fears of a global financial meltdown.

As the month of September progressed and the Chinese government stepped in with liquidity and behind-the-scenes pressure on state-owned and state-backed enterprises to purchase Evergrande assets, tensions eased, but the question remains as to what ultimately will become of Evergrande. The most likely outcome is a “controlled fire” approach in which the government attempts to limit the contagion of Evergrande’s woes by propping up the company until its debts are restructured and reshuffled, its projects completed by others, and its properties sold off.

As Evergrande troubles captured the world’s attention, the September FOMC meeting made it clear that the Fed was not overly worried, at least not enough to push back its forecasted rate hikes. In fact, the tone of the meeting was somewhat hawkish, with the month’s Summary of Economic Projections revealing that half the committee members penciled in a rate hike for 2022. That would give them a policy option should elevated inflation turn out to be less temporary than expected. It also implies that a tapering of asset purchases would be completed sooner rather than later—a timetable corroborated when Chair Powell gave the strongest indication yet that tapering may start in November and for the first time suggested that asset purchases could conclude by mid-2022.

Markets reacted favorably to the Fed’s relatively sanguine view of the Evergrande situation, perhaps breathing a sigh of relief that it considers the problem insufficiently dangerous either to warrant action or to delay the normalization of rates in the United States. Interestingly, in place of several instances of the word “transitory” in the four previous FOMC press conference transcripts, the September transcript included no mention of the word, which may help explain the hawkish tilt to the meeting. Regarding the path for rates, half of FOMC members now see at least one hike in 2022, up from 39 percent in June. The median FOMC participant now sees in excess of six cumulative hikes through 2024, signaling an acknowledgement of intensifying supply side pressures and a labor market that could be at full employment within the next year.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2021

For the 12-month period ended September 30, 2021, the S&P 500® Index* returned 30.00%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 26.29%. The return of the MSCI Emerging Markets Index* was 18.58%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -0.90% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.28%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2021 and ending September 30, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.78%	3.29%	$ 1,000.00	$ 1,032.90	$ 3.98
C-Class	1.53%	2.91%	1,000.00	1,029.10	7.78
P-Class	0.78%	3.29%	1,000.00	1,032.90	3.98
Institutional Class	0.49%	3.48%	1,000.00	1,034.80	2.50
R6-Class	0.49%	3.44%	1,000.00	1,034.40	2.50

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.78%	5.00%	$ 1,000.00	$ 1,021.16	$ 3.95
C-Class	1.53%	5.00%	1,000.00	1,017.40	7.74
P-Class	0.78%	5.00%	1,000.00	1,021.16	3.95
Institutional Class	0.49%	5.00%	1,000.00	1,022.61	2.48
R6-Class	0.49%	5.00%	1,000.00	1,022.61	2.48

[1]

Annualized and excludes expenses of the underlying funds in which the Fund invests, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the Fund would be 0.78%, 1.53%, 0.78%, 0.49% and 0.49% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2021 to September 30, 2021.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim Total Return Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2021.

Investment Approach

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund employs a diversified, multi-sector strategy focused on under-researched areas of the fixed income universe, including sectors not included in benchmark indices. The Fund takes an actively managed approach, offering an opportunity to potentially capitalize on changing relative values in fixed-income sectors and access to Guggenheim’s unique fixed income process and philosophy founded on the principles of behavioral finance.

Performance Review and Positioning

For the one-year period ended September 30, 2021, Guggenheim Total Return Bond Fund returned 2.27%1, compared with the -0.90% return of its benchmark, the Bloomberg U.S. Aggregate Bond Index.

Interest rates rose during the period, given rising concerns over inflation, while credit spreads continued to grind tighter on the back of accommodative fiscal and monetary policy. Outperformance versus the benchmark was driven by a combination of spread tightening and greater carry (the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant), which was partially offset by the Fund’s overweight duration positioning. The Fund’s overweight allocation to credit has been the largest driver of outperformance on the year, as credit continues its grind tighter on optimism in economic growth recovery and improving credit fundamentals. Measured on an absolute return basis, sectors with floating rate coupons like bank loans and much of structured credit have been standouts in performance, as they have benefitted from spread compression while being somewhat insulated from rising rates. The Fund’s allocation to these sectors coupled with its 2Y-10Y CMS curve caps positions helped mitigate the performance impact from the steepening in the yield curve.

The Fund remains overweight investment grade corporates, which comprised 28% of the Fund at period end. The sector contributed positively to performance on both an absolute basis as well as on a duration-adjusted basis, as it benefited from a combination of carry and spread tightening. Investment grade corporate credit spreads have benefitted from the back-up in rates, as yield-focused buyers find the higher-yielding profiles more attractive. In particular, the pace of flows into the investment grade corporate sector from overseas buyers has been greater than usual

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2021

given the attractiveness of the currency hedge-adjusted yields attainable in the sector fostered by higher rates. We continue to remain constructive on the sector given the supportive macro backdrop and low probability of any sustained selloff. However, we have incrementally reduced our exposure at the margin, rotating out of tighter spread names with limited total return potential in favor for higher carry sectors like structured credit.

Structured credit accounted for nearly 30% of the Fund at period end. The sector broadly and across sub-sectors continued to contribute positively and provided for relative outperformance to the benchmark. Spreads have now largely recovered from the shock of COVID-19, though still offer compelling relative value within the fixed income universe. Primary markets have been very active over the year, particularly in the collateralized loan obligation (CLO) sector, which is on track for a record-setting year, having already priced $125 billion new issue deals and $311 billion total deals (including refinancings, resets, and re-issues). Spreads have been relatively muted in response to the massive amount of issuance, which speaks to volume of demand from investors in search of higher carry assets. We continue to look to invest in structurally senior securitized credit, as the sector continues to showcase wider spreads compared to similarly rated corporates. As such, we expect spreads could compress further as the economy rebounds and investors seek out the higher yields and carry offered by the sector.

Below-investment-grade corporate credit, including both high yield corporates and bank loans, comprise roughly 15% percent of the Fund. The Fund’s below-investment-grade allocation has continued to benefit from a combination of spread tightening and carry, contributing significantly to the portfolio return on the year. While we remain positive on long-term economic fundamentals and associated outlook for a low default rate, we have begun to pare exposure recently, as we have increasingly become cautious of valuations and the potential for seasonal weakness. Despite this, we still view the expected loss-adjusted return potential, primarily via carry, favorably within the context of the Fund and therefore continue to anticipate a continued meaningful portfolio allocation.

Overweight duration positioning negatively impacted performance on the period. U.S. Treasury yields rose as the 10- year ended the period about 80 basis points higher at 1.52%. Overall Fund duration ended the period at 7.3 years versus the benchmark’s duration of 6.6 years. We continue to remain optimistic on U.S. economic growth given potential for additional fiscal stimulus and believe that interest rates will remain relatively range bound as the Fed seeks to remain accommodative to ensure the economic recovery can continue amid the termination of certain fiscal stimulus measures and potential for increasing spread of the COVID-19 Delta variant headed into year end.

Given the current monetary and fiscal backdrop, we continue to view the credit default environment as benign and predict rates are likely to remain low and range bound for some time. As such, we continue to believe a portfolio allowance for both higher credit and duration risk is warranted. As credit spreads have neared historic tights, however, it has become increasingly important to ensure portfolios are prudently positioned as we seek out relative value across

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2021

sectors. At this particular moment in the credit cycle against the backdrop of current valuations, we see value in rotating into higher carry instruments while maintaining similar credit quality where possible and shortening spread duration to lessen the Fund’s emphasis on credit spread compression.

During the reporting period, the Fund used interest rate futures, forwards, options, and swaps to help manage duration positioning, foreign exchange risk, and credit exposure. Over the period, interest rate swaps detracted from performance while interest rate curve caps and futures contributed to performance. Options on equities contributed to performance. Credit default swaps and credit default swap index (CDX) positions added to performance. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a positive impact on performance over the period. Overall, credit derivative exposure contributed to performance during the period.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended September 30, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2021

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	October 19, 2016

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	27.7%
AA	8.7%
A	13.1%
BBB	26.0%
BB	7.3%
B	6.0%
CCC	0.8%
CC	1.2%
C	0.1%
NR2	5.0%
Other Instruments	4.1%
Total Investments	100.0%

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 1.25%	8.1%
Uniform MBS 30 Year	3.1%
U.S. Treasury Bonds, 2.00%	2.9%
U.S. Treasury Notes, 0.75%	1.4%
U.S. Treasury Bonds, 1.88%	1.2%
Pershing Square Tontine Holdings Ltd. — Class A	0.7%
U.S. Treasury Bonds 8.00%	0.6%
Delta Air Lines, Inc., 7.00%	0.6%
Boeing Co., 5.15%	0.5%
Station Place Securitization Trust, 0.98% due 02/16/22	0.5%
Top Ten Total	19.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2021

Cumulative Fund Performance*

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	2.27%	4.65%	5.51%
A-Class Shares with sales charge‡	(1.82%)	3.80%	4.98%
C-Class Shares	1.50%	3.88%	4.73%
C-Class Shares with CDSC§	0.53%	3.88%	4.73%
Institutional Class Shares	2.59%	4.97%	5.85%
Bloomberg U.S. Aggregate Bond Index	(0.90%)	2.94%	3.06%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	2.27%	4.65%	4.67%
Bloomberg U.S. Aggregate Bond Index	(0.90%)	2.94%	3.13%

	1 Year	Since Inception (10/19/16)
R6-Class Shares	2.56%	5.07%
Bloomberg U.S. Aggregate Bond Index	(0.90%)	3.06%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	September 30, 2021
TOTAL RETURN BOND FUND

	Shares	Value
COMMON STOCKS† - 1.0%

Financial - 1.0%
Pershing Square Tontine Holdings Ltd. — Class A*,1	9,249,470	$182,214,559
KKR Acquisition Holdings I Corp. — Class A*,1	3,797,870	37,029,232
RXR Acquisition Corp. — Class A*,1	840,551	8,170,156
AfterNext HealthTech Acquisition Corp.*,1	611,700	6,092,532
MSD Acquisition Corp. — Class A*,1	626,308	6,075,188
TPG Pace Beneficial II Corp.*,1	596,691	5,841,605
Conyers Park III Acquisition Corp.*,1	570,000	5,705,700
Waverley Capital Acquisition Corp. 1*,1	451,200	4,448,832
Acropolis Infrastructure Acquisition Corp. — Class A*,1	397,100	3,843,928
TPG Pace Solutions Corp.*,1	361,641	3,634,492
Blue Whale Acquisition Corp. I*,1	330,700	3,280,544
Colicity, Inc. — Class A*,1	170,167	1,662,532
Colicity, Inc.*,1	4,121	40,880
RXR Acquisition Corp.*,1	574	5,654
Total Financial		268,045,834

Communications - 0.0%
Figs, Inc. — Class A*,18	198,762	7,382,021

Industrial - 0.0%
BP Holdco LLC*,†††,2	532	375
Vector Phoenix Holdings, LP*,†††	532	146
API Heat Transfer Parent LLC*,†††	73,183	—
Total Industrial		521

Total Common Stocks
(Cost $269,689,101)		275,428,376

PREFERRED STOCKS†† - 2.4%
Financial - 2.4%
First Republic Bank 4.25%	3,442,000	86,394,200
4.13%	798,800	19,962,012
Wells Fargo & Co., 4.70%	2,184,000	57,395,520
Bank of America Corp., 4.13%	2,218,000	57,024,780
Public Storage 4.63%	1,743,761	47,569,800
4.13%	309,501	8,077,976
Equitable Holdings, Inc., 4.30%	1,839,200	45,980,000
Wells Fargo & Co., 4.38%	1,774,000	45,237,000
W R Berkley Corp., 4.13% due 03/30/61	1,458,572	38,798,015
4.25% due 09/30/60	195,417	5,299,709
Arch Capital Group Ltd., 4.55%	1,616,000	42,339,200
Bank of America Corp., 4.38%	1,552,000	40,895,200
RenaissanceRe Holdings Ltd., 4.20%	1,304,000	32,469,600
American Financial Group, Inc., 4.50% due 09/15/60	1,165,103	31,795,661
JPMorgan Chase & Co. , 4.63%	1,180,000	31,152,000

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Shares	Value
CNO Financial Group, Inc., 5.13% due 11/25/60	712,000	$18,974,800
Assurant, Inc., 5.25% due 01/15/61	558,400	15,087,968
Selective Insurance Group, Inc., 4.60%	538,000	14,004,140
Globe Life, Inc., 4.25% due 06/15/61	338,000	8,608,860
Total Financial		647,066,441

Industrial - 0.0%
API Heat Transfer Intermediate*,†††	9	—
Total Preferred Stocks
(Cost $623,176,087)		647,066,441

WARRANTS† - 0.0%
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,1	1,027,719	1,325,757
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27*,1	949,467	911,393
Ginkgo Bioworks Holdings, Inc.
Expiring 12/31/27	100,946	342,207
MSD Acquisition Corp.
Expiring 05/13/23*,1	125,260	144,049
RXR Acquisition Corp.
Expiring 03/08/26*,1	168,108	126,081
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	132,366	121,777
Colicity, Inc. - Class A
Expiring 12/31/27*,1	34,032	28,247
Total Warrants
(Cost $7,498,274)		2,999,511

MUTUAL FUNDS† - 0.2%
Guggenheim Strategy Fund II2	1,088,966	27,213,251
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	2,686,384	26,783,244
Guggenheim Strategy Fund III[2]	586,198	14,737,023
Total Mutual Funds
(Cost $68,542,703)		68,733,518

CLOSED-END FUNDS† - 0.1%
BlackRock MuniHoldings California Quality Fund, Inc.	623,638	9,772,408
BlackRock MuniYield California Quality Fund, Inc.	442,018	7,023,666
Total Closed-End Funds
(Cost $15,756,182)		16,796,074

MONEY MARKET FUND† - 0.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	61,816,573	61,816,573
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 0.01%[3]	9,796,726	9,796,726
Total Money Market Fund
(Cost $71,613,299)		71,613,299

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
CORPORATE BONDS†† - 40.7%
Financial - 17.3%
Pershing Square Holdings Ltd.
3.25% due 10/01/31	104,800,000	$104,624,984
3.25% due 11/15/30[4]	68,200,000	68,665,576
5.50% due 07/15/22[4]	21,300,000	21,955,529
Citigroup, Inc.
3.88% [5,6]	86,450,000	88,377,835
2.57% due 06/03/31[6]	72,390,000	73,708,205
4.00% [5,6]	26,450,000	27,407,490
Wells Fargo & Co.
3.07% due 04/30/41[6]	126,490,000	129,698,980
3.90% [5,6]	48,500,000	50,015,625
Bank of America Corp.
2.59% due 04/29/31[6]	100,240,000	102,199,070
2.68% due 06/19/41[6]	43,300,000	41,709,589
0.78% (U.S. Secured Overnight Financing Rate + 0.73%, Rate Floor: 0.00%) due 10/24/24[7]	1,660,000	1,676,065
1.73% due 07/22/27[6]	1,650,000	1,656,569
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[4]	116,750,000	132,658,200
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4]	94,150,000	89,689,153
3.95% due 05/15/60[4]	33,870,000	37,504,042
4.13% due 12/15/51[4,6]	3,600,000	3,697,020
JPMorgan Chase & Co.
3.65% [5,6]	37,250,000	37,296,562
2.96% due 05/13/31[6]	29,530,000	30,670,865
4.49% due 03/24/31[6]	25,750,000	30,017,175
2.52% due 04/22/31[6]	24,520,000	24,988,784
1.47% due 09/22/27[6]	1,650,000	1,638,672
Macquarie Bank Ltd.
3.62% due 06/03/30[4]	93,835,000	98,393,944
3.05% due 03/03/36[4,6]	16,550,000	16,367,998
Wilton RE Ltd.
6.00%†††,4,5,6	93,150,000	101,594,048
Reliance Standard Life Global Funding II
2.75% due 05/07/25[4]	96,010,000	100,615,891
Markel Corp.
6.00% [5,6]	82,610,000	91,531,880
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	53,354,000	57,569,500
5.30% due 01/15/29	28,165,000	32,929,420
Reinsurance Group of America, Inc.
3.15% due 06/15/30	84,319,000	89,545,662
American International Group, Inc.
4.38% due 06/30/50	65,480,000	80,425,999
2.50% due 06/30/25	2,370,000	2,480,753
Equitable Holdings, Inc.
4.95% [5,6]	70,950,000	76,980,750
Fidelity National Financial, Inc.
3.40% due 06/15/30	52,430,000	56,247,728
2.45% due 03/15/31	17,490,000	17,375,805
Charles Schwab Corp.
4.00% [5,6]	71,500,000	73,534,890
Intercontinental Exchange, Inc.
3.00% due 06/15/50	37,190,000	36,664,468
2.65% due 09/15/40	34,550,000	33,007,653
2.35% due 09/15/22	1,535,000	1,562,576
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31[4]	67,460,000	69,872,320
Global Atlantic Finance Co.
4.70% due 10/15/51[4,6]	38,300,000	39,595,748
3.13% due 06/15/31[4]	28,750,000	29,118,847
Nippon Life Insurance Co.
2.75% due 01/21/51[4,6]	50,350,000	49,280,062
2.90% due 09/16/51[4,6]	17,300,000	17,037,966

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
First American Financial Corp.
4.00% due 05/15/30	45,560,000	$50,297,622
2.40% due 08/15/31	14,175,000	13,795,497
Five Corners Funding Trust II
2.85% due 05/15/30[4]	61,198,000	63,903,676
Standard Chartered plc
4.64% due 04/01/31[4,6]	51,325,000	59,144,832
1.32% due 10/14/23[4,6]	1,080,000	1,086,752
National Australia Bank Ltd.
2.99% due 05/21/31[4]	37,900,000	38,309,006
2.33% due 08/21/30[4]	22,400,000	21,630,163
Crown Castle International Corp.
2.90% due 04/01/41	41,150,000	39,579,140
3.30% due 07/01/30	17,657,000	18,801,598
Deloitte LLP
3.56% due 05/07/30†††	30,700,000	31,974,971
3.76% due 05/07/35†††	10,200,000	10,534,254
3.66% due 05/07/32†††	9,450,000	9,902,371
7.33% due 11/20/26†††	4,800,000	5,821,248
Iron Mountain, Inc.
5.25% due 07/15/30[4]	30,050,000	31,889,962
5.63% due 07/15/32[4]	13,350,000	14,317,875
4.50% due 02/15/31[4]	5,600,000	5,680,080
5.00% due 07/15/28[4]	3,915,000	4,080,604
4.88% due 09/15/27[4]	1,938,000	2,011,993
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[4]	54,430,000	57,798,020
Ares Finance Company II LLC
3.25% due 06/15/30[4]	54,785,000	57,144,014
Host Hotels & Resorts, LP
3.50% due 09/15/30	54,158,000	56,200,953
LPL Holdings, Inc.
4.00% due 03/15/29[4]	44,950,000	46,168,145
4.38% due 05/15/31[4]	9,350,000	9,759,062
MetLife, Inc.
3.85% [5,6]	53,200,000	55,793,500
Teachers Insurance & Annuity Association of America
3.30% due 05/15/50[4]	50,500,000	52,943,940
Goldman Sachs Group, Inc.
3.80% [5,6]	25,830,000	26,443,462
3.50% due 04/01/25	22,500,000	24,182,130
0.59% (U.S. Secured Overnight Financing Rate + 0.54%, Rate Floor: 0.00%) due 11/17/23[7]	1,660,000	1,665,342
Brookfield Finance, Inc.
3.50% due 03/30/51	37,420,000	38,999,268
4.70% due 09/20/47	10,925,000	13,199,656
United Wholesale Mortgage LLC
5.50% due 04/15/29[4]	32,550,000	31,602,919
5.50% due 11/15/25[4]	20,100,000	20,250,750
Alleghany Corp.
3.63% due 05/15/30	43,920,000	48,123,287
Arch Capital Group Ltd.
3.64% due 06/30/50	44,100,000	47,977,507
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[4]	46,650,000	47,058,187
UBS Group AG
2.10% due 02/11/32[4,6]	43,400,000	42,176,605
Societe Generale S.A.
2.89% due 06/09/32[4,6]	39,700,000	39,878,195
1.79% due 06/09/27[4,6]	1,630,000	1,620,441
Jefferies Group LLC
2.75% due 10/15/32	40,440,000	40,468,688
6.50% due 01/20/43	720,000	997,023

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Belrose Funding Trust
2.33% due 08/15/30[4]	41,850,000	$41,236,927
Sumitomo Life Insurance Co.
3.38% due 04/15/81[4,6]	39,700,000	41,213,761
Everest Reinsurance Holdings, Inc.
3.50% due 10/15/50	37,760,000	40,066,883
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[4]	39,450,000	40,041,750
SBA Communications Corp.
3.13% due 02/01/29[4]	35,500,000	34,301,875
3.88% due 02/15/27	5,425,000	5,621,656
Massachusetts Mutual Life Insurance Co.
3.38% due 04/15/50[4]	37,950,000	39,643,767
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[4]	36,610,000	38,523,518
Assured Guaranty US Holdings, Inc.
3.15% due 06/15/31	23,270,000	24,373,572
3.60% due 09/15/51	13,780,000	13,974,280
Assurant, Inc.
2.65% due 01/15/32	36,760,000	36,391,661
6.75% due 02/15/34	1,450,000	1,901,448
Safehold Operating Partnership, LP
2.80% due 06/15/31	35,190,000	35,246,402
FS KKR Capital Corp.
2.63% due 01/15/27	34,850,000	34,918,518
Bain Capital, LP
3.41% due 04/15/41†††	36,000,000	34,039,440
Macquarie Group Ltd.
2.69% due 06/23/32[4,6]	31,550,000	31,465,761
5.03% due 01/15/30[4,6]	800,000	940,595
1.63% due 09/23/27[4,6]	720,000	716,152
1.34% due 01/12/27[4,6]	570,000	564,793
PricewaterhouseCoopers LLP
3.43% due 09/13/30†††	31,500,000	32,467,995
Americo Life, Inc.
3.45% due 04/15/31[4]	32,210,000	32,405,033
Hunt Companies, Inc.
5.25% due 04/15/29[4]	31,500,000	30,870,000
Kennedy-Wilson, Inc.
4.75% due 03/01/29	21,400,000	21,774,500
4.75% due 02/01/30	8,600,000	8,750,500
Stadco LA, LLC
3.75% due 05/15/56†††	31,000,000	30,389,610
Manulife Financial Corp.
2.48% due 05/19/27	27,800,000	29,068,142
Fifth Third Bancorp
2.55% due 05/05/27	27,190,000	28,568,025
AmFam Holdings, Inc.
2.81% due 03/11/31[4]	27,550,000	28,193,432
Dyal Capital Partners III
4.40% due 06/15/40†††	26,750,000	27,585,135
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[4]	21,368,000	23,184,280
Lincoln National Corp.
4.38% due 06/15/50	18,680,000	22,575,842
Raymond James Financial, Inc.
3.75% due 04/01/51	20,300,000	22,543,722
Central Storage Safety Project Trust
4.82% due 02/01/38[8]	19,896,480	22,413,506
Kemper Corp.
2.40% due 09/30/30	22,380,000	22,135,259
NFP Corp.
6.88% due 08/15/28[4]	20,775,000	21,212,314
Bank of New York Mellon Corp.
4.70% [5,6]	16,500,000	18,108,750

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Prudential Financial, Inc.
3.70% due 10/01/50[6]	17,050,000	$17,751,015
QBE Insurance Group Ltd.
5.88% [4,5,6]	15,700,000	17,505,500
Kuvare US Holdings, Inc.
7.00% due 02/17/51[4,6]	15,650,000	16,877,565
Sumitomo Mitsui Financial Group, Inc.
2.22% due 09/17/31	16,900,000	16,611,834
Westpac Banking Corp.
2.96% due 11/16/40	16,600,000	16,403,284
Weyerhaeuser Co.
4.00% due 04/15/30	14,424,000	16,277,202
Penn Mutual Life Insurance Co.
3.80% due 04/29/61[4]	14,970,000	15,528,752
W R Berkley Corp.
4.00% due 05/12/50	13,105,000	15,057,832
4.63% due 03/15/22	70,000	71,335
PartnerRe Finance B LLC
4.50% due 10/01/50[6]	13,970,000	14,716,098
Apollo Management Holdings, LP
2.65% due 06/05/30[4]	14,407,000	14,533,377
Western & Southern Life Insurance Co.
3.75% due 04/28/61[4]	13,360,000	14,373,635
Nasdaq, Inc.
3.25% due 04/28/50	13,150,000	13,216,947
CNO Financial Group, Inc.
5.25% due 05/30/29	10,850,000	12,714,133
CNO Global Funding
1.75% due 10/07/26	12,400,000	12,398,264
Protective Life Corp.
3.40% due 01/15/30[4]	11,440,000	12,151,071
Brown & Brown, Inc.
2.38% due 03/15/31	11,960,000	11,909,150
Aviation Capital Group LLC
2.88% due 01/20/22[4]	10,691,000	10,746,864
New York Life Insurance Co.
3.75% due 05/15/50[4]	9,300,000	10,394,760
American Equity Investment Life Holding Co.
5.00% due 06/15/27	8,074,000	9,294,202
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[4]	8,050,000	9,143,421
NFL Trust XI SPV
3.53% due 10/05/35†††	7,000,000	7,416,990
Hanover Insurance Group, Inc.
2.50% due 09/01/30	7,070,000	7,090,335
Brookfield Finance LLC
3.45% due 04/15/50	6,820,000	7,017,332
Home Point Capital, Inc.
5.00% due 02/01/26[4]	5,560,000	5,040,251
HS Wildcat LLC
3.83% due 12/31/50†††	5,000,000	4,992,650
Depository Trust & Clearing Corp.
3.38% [4,5,6]	4,750,000	4,843,575
Old Republic International Corp.
3.85% due 06/11/51	4,100,000	4,418,971
KKR Group Finance Company III LLC
5.13% due 06/01/44[4]	2,710,000	3,495,866
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[4]	1,880,198	2,193,654
0.42% (1 Month USD LIBOR + 0.34%) due 02/15/52[4,7]	1,687,480	1,005,039
Atlas Mara Ltd.
due 12/31/21†††,8,9	6,600,000	3,181,860

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Western Group Housing, LP
6.75% due 03/15/57[4]	1,479,890	$2,135,805
New York Life Global Funding
0.27% (U.S. Secured Overnight Financing Rate + 0.22%) due 02/02/23[4,7]	2,070,000	2,072,705
Transatlantic Holdings, Inc.
8.00% due 11/30/39	1,135,000	1,746,380
Danske Bank A/S
0.98% due 09/10/25[4,6]	1,660,000	1,658,026
Brighthouse Financial Global Funding
1.00% due 04/12/24[4]	1,620,000	1,629,336
BNP Paribas S.A.
1.32% due 01/13/27[4,6]	1,640,000	1,615,770
Athene Global Funding
2.67% due 06/07/31[4]	1,550,000	1,560,658
Enstar Group Ltd.
4.95% due 06/01/29	1,250,000	1,420,053
ING Groep N.V.
1.73% due 04/01/27[6]	1,360,000	1,367,129
Mid-Atlantic Military Family Communities LLC
5.24% due 08/01/50[4]	1,099,630	1,281,122
Janus Capital Group, Inc.
4.88% due 08/01/25	780,000	874,089
Atlantic Marine Corporations Communities LLC
5.37% due 12/01/50[4]	765,716	843,351
Pacific Beacon LLC
5.51% due 07/15/36[4]	500,000	584,028
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[4,6]	300,000	343,932
Peachtree Corners Funding Trust
3.98% due 02/15/25[4]	215,000	233,337
Sompo International Holdings Ltd.
4.70% due 10/15/22	140,000	146,188
Total Financial		4,720,116,113

Consumer, Non-cyclical - 5.6%
Altria Group, Inc.
3.70% due 02/04/51	67,650,000	63,896,610
3.40% due 05/06/30	47,320,000	50,023,170
2.35% due 05/06/25	18,290,000	18,957,566
4.45% due 05/06/50	6,120,000	6,416,937
5.95% due 02/14/49	1,300,000	1,643,083
CoStar Group, Inc.
2.80% due 07/15/30[4]	89,110,000	90,536,228
Mozart Debt Merger Sub, Inc.
3.88% due 04/01/29[4]	75,750,000	75,750,000
BAT Capital Corp.
3.98% due 09/25/50	41,450,000	40,090,415
4.70% due 04/02/27	22,390,000	25,281,480
3.22% due 09/06/26	1,800,000	1,918,232
Zimmer Biomet Holdings, Inc.
3.55% due 03/20/30	60,550,000	66,160,573
Quanta Services, Inc.
2.90% due 10/01/30	61,954,000	64,018,314
0.95% due 10/01/24	1,660,000	1,660,576
Sysco Corp.
5.95% due 04/01/30	50,735,000	64,474,004
Royalty Pharma plc
3.55% due 09/02/50	39,710,000	38,913,396
2.20% due 09/02/30	20,800,000	20,310,542
Kraft Heinz Foods Co.
4.88% due 10/01/49	14,525,000	17,676,321
4.38% due 06/01/46	13,090,000	14,892,433
5.50% due 06/01/50	9,250,000	12,177,463
5.00% due 06/04/42	7,850,000	9,624,208
5.20% due 07/15/45	1,930,000	2,417,163
Smithfield Foods, Inc.
2.63% due 09/13/31[4]	39,050,000	37,917,229
3.00% due 10/15/30[4]	15,760,000	15,846,274
5.20% due 04/01/29[4]	850,000	975,176

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
DaVita, Inc.
3.75% due 02/15/31[4]		38,095,000	$37,095,006
4.63% due 06/01/30[4]		14,190,000	14,595,987
BECLE, S.A.B. DE C.V
2.50% due 10/14/31		43,300,000	42,856,608
California Institute of Technology
3.65% due 09/01/19		31,896,000	35,929,583
Triton Container International Ltd.
3.15% due 06/15/31[4]		33,500,000	33,775,920
US Foods, Inc.
6.25% due 04/15/25[4]		24,050,000	25,227,247
4.75% due 02/15/29[4]		8,107,000	8,319,809
Emory University
2.97% due 09/01/50		30,000,000	31,102,777
Yale-New Haven Health Services Corp.
2.50% due 07/01/50		32,350,000	29,907,444
Post Holdings, Inc.
4.50% due 09/15/31[4]		23,850,000	23,566,900
4.63% due 04/15/30[4]		5,725,000	5,769,254
TriNet Group, Inc.
3.50% due 03/01/29[4]		26,450,000	26,516,125
Global Payments, Inc.
2.90% due 05/15/30		24,810,000	25,572,112
Central Garden & Pet Co.
4.13% due 04/30/31[4]		15,675,000	15,918,370
4.13% due 10/15/30		8,975,000	9,176,938
Health Care Service Corporation A Mutual Legal Reserve Co.
3.20% due 06/01/50[4]		23,030,000	23,621,948
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[4]		22,650,000	22,575,255
Universal Health Services, Inc.
2.65% due 10/15/30[4]		19,660,000	19,749,257
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[4]		19,400,000	19,416,202
Hologic, Inc.
3.25% due 02/15/29[4]		18,850,000	18,921,065
Service Corporation International
3.38% due 08/15/30		11,225,000	11,210,969
4.00% due 05/15/31		7,000,000	7,236,250
Catalent Pharma Solutions, Inc.
3.50% due 04/01/30[4]		9,500,000	9,500,000
3.13% due 02/15/29[4]		8,075,000	7,929,246
Cheplapharm Arzneimittel GmbH
4.38% due 01/15/28	EUR	13,750,000	16,545,239
Duke University
2.83% due 10/01/55		14,003,000	14,290,255
Bimbo Bakeries USA, Inc.
4.00% due 05/17/51[4]		12,775,000	13,807,955
Sabre GLBL, Inc.
7.38% due 09/01/25[4]		12,825,000	13,690,046
Spectrum Brands, Inc.
3.88% due 03/15/31[4]		13,475,000	13,615,199
GXO Logistics, Inc.
2.65% due 07/15/31[4]		13,400,000	13,308,076
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[4]		13,450,000	12,932,175
WW International, Inc.
4.50% due 04/15/29[4]		12,900,000	12,609,750
CPI CG, Inc.
8.63% due 03/15/26[4]		11,250,000	12,206,250
Moody’s Corp.
3.25% due 05/20/50		11,180,000	11,420,953
4.50% due 09/01/22		720,000	739,194
Avantor Funding, Inc.
4.63% due 07/15/28[4]		11,500,000	12,104,325
Square, Inc.
2.75% due 06/01/26[4]		10,125,000	10,263,206
OhioHealth Corp.
3.04% due 11/15/50		9,100,000	9,370,882
Johns Hopkins University
2.81% due 01/01/60		8,750,000	8,876,863

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Nielsen Finance LLC / Nielsen Finance Co.
4.50% due 07/15/29[4]	8,690,000	$8,497,082
University of Chicago
2.76% due 04/01/45	8,000,000	8,141,458
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[4]	7,150,000	7,150,000
Syneos Health, Inc.
3.63% due 01/15/29[4]	7,000,000	6,980,400
Children’s Hospital Corp.
2.59% due 02/01/50	7,100,000	6,754,603
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
5.00% due 12/31/26[4]	6,325,000	6,315,639
Jaguar Holding Company II / PPD Development, LP
4.63% due 06/15/25[4]	4,596,000	4,774,095
5.00% due 06/15/28[4]	1,300,000	1,399,242
Children’s Health System of Texas
2.51% due 08/15/50	6,500,000	6,029,461
Wisconsin Alumni Research Foundation
3.56% due 10/01/49	3,775,000	4,131,445
Providence St. Joseph Health Obligated Group
2.70% due 10/01/51	4,250,000	4,047,182
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[4]	3,900,000	4,012,125
Memorial Sloan-Kettering Cancer Center
2.96% due 01/01/50	3,500,000	3,535,139
California Endowment
2.50% due 04/01/51	3,100,000	2,976,176
Gartner, Inc.
3.75% due 10/01/30[4]	2,330,000	2,398,036
Lamb Weston Holdings, Inc.
4.88% due 11/01/26[4]	2,100,000	2,151,492
Tenet Healthcare Corp.
4.63% due 06/15/28[4]	2,056,000	2,130,345
HCA, Inc.
3.50% due 09/01/30	1,600,000	1,695,024
Mondelez International Holdings Netherlands BV
2.13% due 09/19/22[4]	1,440,000	1,465,443
Trustees of the University of Pennsylvania
4.01% due 08/15/47	1,250,000	1,426,919
Molina Healthcare, Inc.
4.38% due 06/15/28[4]	1,290,000	1,338,375
Humana, Inc.
0.65% due 08/03/23	1,000,000	1,000,637
AmerisourceBergen Corp.
0.74% due 03/15/23	810,000	811,247
Verisk Analytics, Inc.
4.13% due 09/12/22	696,000	720,629
Flowers Foods, Inc.
3.50% due 10/01/26	500,000	541,436
Total Consumer, Non-cyclical		1,513,271,663

Industrial - 4.6%
Boeing Co.
5.15% due 05/01/30	125,140,000	146,563,941
5.71% due 05/01/40	68,110,000	86,751,707
5.81% due 05/01/50	53,550,000	71,126,753
5.04% due 05/01/27	33,850,000	38,920,110
3.63% due 02/01/31	21,400,000	22,899,095
1.17% due 02/04/23	1,650,000	1,653,797
Textron, Inc.
2.45% due 03/15/31	52,250,000	52,295,743
3.00% due 06/01/30	23,395,000	24,557,911
FLNG Liquefaction 3 LLC
3.08% due 06/30/39†††	69,731,410	69,538,254
SYNNEX Corp.
2.65% due 08/09/31[4]	40,600,000	39,660,524

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
2.38% due 08/09/28[4]		25,500,000	$25,226,445
Vontier Corp.
2.95% due 04/01/31[4]		34,250,000	34,034,567
2.40% due 04/01/28[4]		20,100,000	19,794,480
Cellnex Finance Company S.A.
3.88% due 07/07/41[4]		49,820,000	48,933,702
Flowserve Corp.
3.50% due 10/01/30		27,340,000	28,518,313
2.80% due 01/15/32		19,800,000	19,569,960
Acuity Brands Lighting, Inc.
2.15% due 12/15/30		44,050,000	42,947,979
Snap-on, Inc.
3.10% due 05/01/50		39,459,000	41,266,253
Dyal Capital Partners IV
3.65% due 02/22/41†††		41,800,000	41,048,687
Owens Corning
3.88% due 06/01/30		36,890,000	40,630,151
Standard Industries, Inc.
4.38% due 07/15/30[4]		13,600,000	13,872,000
3.38% due 01/15/31[4]		14,475,000	13,775,858
5.00% due 02/15/27[4]		6,250,000	6,445,312
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[4]		31,850,000	33,042,146
GATX Corp.
4.00% due 06/30/30		28,835,000	32,139,234
4.70% due 04/01/29		400,000	463,294
CNH Industrial Capital LLC
1.88% due 01/15/26		27,960,000	28,325,423
Ryder System, Inc.
3.35% due 09/01/25		22,380,000	24,110,558
NFL Ventures, LP
3.02% due 04/15/35†††		20,000,000	20,677,600
Amcor Flexibles North America, Inc.
2.63% due 06/19/30		18,580,000	18,951,291
Boxer Parent Co., Inc.
6.50% due 10/02/25	EUR	13,500,000	16,419,954
TFI International, Inc.
3.35% due 01/05/33†††		14,000,000	13,651,400
Weir Group plc
2.20% due 05/13/26[4]		12,815,000	12,936,797
Hardwood Funding LLC
3.19% due 06/07/30†††		8,000,000	8,419,440
2.83% due 06/07/31†††		2,000,000	2,028,960
3.13% due 06/07/36†††		1,000,000	1,019,620
National Basketball Association
2.51% due 12/16/24†††		10,500,000	10,817,100
Airbus SE
3.95% due 04/10/47[4]		9,000,000	10,255,960
Norfolk Southern Corp.
4.10% due 05/15/21		9,100,000	10,186,168
Huntington Ingalls Industries, Inc.
2.04% due 08/16/28[4]		10,150,000	10,003,732
Artera Services LLC
9.03% due 12/04/25[4]		8,490,000	9,211,650
Hillenbrand, Inc.
3.75% due 03/01/31		7,650,000	7,594,155
Virgin Media Vendor Financing Notes III DAC
4.88% due 07/15/28	GBP	5,000,000	6,856,673
Mueller Water Products, Inc.
4.00% due 06/15/29[4]		5,750,000	5,952,400
Graphic Packaging International LLC
3.50% due 03/01/29[4]		4,865,000	4,840,675
Oshkosh Corp.
3.10% due 03/01/30		3,880,000	4,074,115
APi Group DE, Inc.
4.13% due 07/15/29[4]		4,150,000	4,066,377

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[4]		3,750,000	$3,792,187
Berry Global, Inc.
1.57% due 01/15/26[4]		2,750,000	2,749,285
Howmet Aerospace, Inc.
6.75% due 01/15/28		960,000	1,168,800
5.95% due 02/01/37		475,000	591,375
6.88% due 05/01/25		129,000	150,933
Penske Truck Leasing Company Lp / PTL Finance Corp.
1.70% due 06/15/26[4]		1,620,000	1,628,165
Burlington Northern Santa Fe LLC
5.40% due 06/01/41		1,180,000	1,605,839
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[4,8]		1,680,690	1,530,823
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[4]		1,350,000	1,395,900
Trimble, Inc.
4.15% due 06/15/23		1,155,000	1,217,614
Crown Americas LLC / Crown Americas Capital Corporation VI
4.75% due 02/01/26		1,150,000	1,185,190
TransDigm, Inc.
6.25% due 03/15/26[4]		1,075,000	1,124,848
Adevinta ASA
3.00% due 11/15/27	EUR	417,000	497,274
Martin Marietta Materials, Inc.
0.65% due 07/15/23		360,000	360,674
JELD-WEN, Inc.
6.25% due 05/15/25[4]		300,000	316,500
Carlisle Companies, Inc.
0.55% due 09/01/23		220,000	219,888
Hexcel Corp.
4.20% due 02/15/27		180,000	196,545
Canadian National Railway Co.
6.71% due 07/15/36		110,000	160,343
Total Industrial			1,245,968,447

Consumer, Cyclical - 3.8%
Marriott International, Inc.
4.63% due 06/15/30		43,685,000	49,859,415
3.50% due 10/15/32		45,690,000	48,482,463
2.85% due 04/15/31		43,490,000	43,996,290
5.75% due 05/01/25		29,691,000	33,943,311
2.75% due 10/15/33		25,150,000	24,566,106
Delta Air Lines, Inc.
7.00% due 05/01/25[4]		136,400,000	159,068,084
Hyatt Hotels Corp.
5.38% due 04/23/25		26,900,000	30,036,092
5.75% due 04/23/30		23,885,000	28,645,404
1.30% due 10/01/23		1,660,000	1,662,008
Alt-2 Structured Trust
2.95% due 05/14/31†††,7		60,172,525	59,701,976
Hilton Domestic Operating Company, Inc.
3.75% due 05/01/29[4]		44,400,000	44,844,000
4.00% due 05/01/31[4]		5,750,000	5,836,250
3.63% due 02/15/32[4]		1,900,000	1,871,500
Choice Hotels International, Inc.
3.70% due 01/15/31		45,900,000	49,494,429
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[4]		45,200,000	48,361,992
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[4]		39,300,000	38,907,000
3.88% due 01/15/28[4]		6,940,000	6,998,990

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
VF Corp.
2.95% due 04/23/30	41,355,000	$43,486,896
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4]	38,950,000	42,344,395
BorgWarner, Inc.
2.65% due 07/01/27	34,970,000	36,838,144
WMG Acquisition Corp.
3.00% due 02/15/31[4]	28,050,000	27,383,813
Ferguson Finance plc
3.25% due 06/02/30[4]	25,628,000	27,354,633
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	24,778,000	27,348,481
Whirlpool Corp.
4.60% due 05/15/50	21,920,000	26,865,877
British Airways Class A Pass Through Trust
2.90% due 03/15/35[4]	15,400,000	15,460,202
4.25% due 11/15/32[4]	5,658,739	6,097,021
American Airlines Class AA Pass Through Trust
3.35% due 10/15/29	9,410,810	9,474,002
3.20% due 06/15/28	5,823,800	5,858,367
3.00% due 10/15/28	4,250,022	4,235,786
3.15% due 02/15/32	169,963	171,498
Scotts Miracle-Gro Co.
4.00% due 04/01/31[4]	18,750,000	18,714,750
Allison Transmission, Inc.
3.75% due 01/30/31[4]	12,500,000	12,156,250
Levi Strauss & Co.
3.50% due 03/01/31[4]	11,100,000	11,211,000
Air Canada
3.88% due 08/15/26[4]	8,650,000	8,723,093
Lowe’s Companies, Inc.
1.70% due 09/15/28	7,425,000	7,352,766
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[4]	5,990,000	6,379,350
Smithsonian Institution
2.65% due 09/01/39	5,000,000	5,050,311
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[4]	3,800,000	4,236,651
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4]	2,850,000	2,999,625
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[4]	1,750,000	1,803,594
United Airlines, Inc.
4.38% due 04/15/26[4]	1,750,000	1,795,938
HP Communities LLC
5.86% due 09/15/53[4]	1,420,000	1,759,616
Lear Corp.
5.25% due 05/15/49	1,360,000	1,685,505
Aramark Services, Inc.
5.00% due 02/01/28[4]	1,525,000	1,566,938
Hanesbrands, Inc.
5.38% due 05/15/25[4]	1,495,000	1,565,085
JetBlue Class A Pass Through Trust
4.00% due 11/15/32	145,092	157,668
Total Consumer, Cyclical		1,036,352,565

Communications - 3.5%
ViacomCBS, Inc.
4.95% due 01/15/31	69,401,000	82,818,323
4.95% due 05/19/50[17]	39,600,000	49,466,215
4.75% due 05/15/25	36,350,000	40,681,882
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	71,850,000	71,929,174
3.90% due 06/01/52	21,650,000	21,470,704
2.25% due 01/15/29	12,500,000	12,478,587
3.85% due 04/01/61	1,000,000	951,983
4.40% due 12/01/61	650,000	682,997
Level 3 Financing, Inc.
4.25% due 07/01/28[4]	34,430,000	34,696,144
3.63% due 01/15/29[4]	34,600,000	33,552,312

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
3.88% due 11/15/29[4]	20,300,000	$21,706,790
3.75% due 07/15/29[4]	13,950,000	13,482,396
T-Mobile USA, Inc.
3.88% due 04/15/30	65,805,000	72,774,401
2.63% due 04/15/26	13,850,000	14,161,625
2.88% due 02/15/31	7,250,000	7,311,624
AT&T, Inc.
2.75% due 06/01/31	48,660,000	49,851,395
2.30% due 06/01/27	6,000,000	6,206,703
Vodafone Group plc
4.13% due 06/04/81[6]	40,375,000	40,881,303
UPC Broadband Finco BV
4.88% due 07/15/31[4]	36,900,000	37,780,434
Walt Disney Co.
3.80% due 05/13/60	31,990,000	36,855,287
Virgin Media Secured Finance plc
4.50% due 08/15/30[4]	35,400,000	35,975,250
Altice France S.A.
5.13% due 07/15/29[4]	17,600,000	17,283,728
7.38% due 05/01/26[4]	6,600,000	6,848,886
5.13% due 01/15/29[4]	2,290,000	2,244,200
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32	18,275,000	18,800,406
4.25% due 02/01/31[4]	6,025,000	6,115,375
Mav Acquisition Corp.
5.75% due 08/01/28[4]	24,975,000	24,537,938
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[4]	17,900,000	18,481,750
6.75% due 10/15/27[4]	5,633,000	5,970,980
Amazon.com, Inc.
2.70% due 06/03/60	25,180,000	23,613,442
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[4]	22,100,000	21,906,625
VeriSign, Inc.
2.70% due 06/15/31	18,950,000	19,259,643
CSC Holdings LLC
3.38% due 02/15/31[4]	14,175,000	13,182,750
4.13% due 12/01/30[4]	5,741,000	5,633,356
Sirius XM Radio, Inc.
4.13% due 07/01/30[4]	17,010,000	17,088,884
Lamar Media Corp.
3.63% due 01/15/31	10,600,000	10,600,000
4.00% due 02/15/30	5,375,000	5,533,563
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[4]	15,050,000	15,539,125
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[4]	10,100,000	10,431,785
Ziggo BV
4.88% due 01/15/30[4]	10,125,000	10,406,475
Fox Corp.
3.05% due 04/07/25	7,100,000	7,554,218
Switch Ltd.
3.75% due 09/15/28[4]	4,200,000	4,263,000
British Telecommunications plc
9.63% due 12/15/30	2,310,000	3,532,130
Corning, Inc.
4.38% due 11/15/57	2,500,000	2,990,710
Thomson Reuters Corp.
5.65% due 11/23/43	1,290,000	1,751,232
Koninklijke KPN N.V.
8.38% due 10/01/30	1,140,000	1,608,504
Match Group Holdings II LLC
4.13% due 08/01/30[4]	1,250,000	1,301,562
Virgin Media Finance plc
5.00% due 07/15/30[4]	850,000	868,156
Motorola Solutions, Inc.
5.50% due 09/01/44	360,000	468,074
Total Communications		963,532,026

Energy - 2.5%
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[4]	91,750,000	92,492,656
2.94% due 09/30/40[4]	58,850,000	58,727,291
1.75% due 09/30/27[4]	2,050,000	2,070,548

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
BP Capital Markets plc
4.88% [5,6]	114,865,000	$126,266,514
Qatar Petroleum
3.13% due 07/12/41[4]	38,595,000	38,576,474
3.30% due 07/12/51[4]	37,450,000	37,824,500
Sabine Pass Liquefaction LLC
4.50% due 05/15/30	63,355,000	72,953,692
ITT Holdings LLC
6.50% due 08/01/29[4]	38,600,000	38,937,750
Valero Energy Corp.
2.15% due 09/15/27	13,920,000	14,010,105
2.85% due 04/15/25	12,000,000	12,634,267
4.00% due 04/01/29	7,450,000	8,183,238
7.50% due 04/15/32	2,530,000	3,507,163
Occidental Petroleum Corp.
3.00% due 02/15/27	7,480,000	7,474,240
5.55% due 03/15/26	5,940,000	6,593,400
4.30% due 08/15/39	6,600,000	6,509,448
3.40% due 04/15/26	5,000,000	5,157,500
4.10% due 02/15/47	4,900,000	4,659,410
4.40% due 08/15/49	2,500,000	2,453,125
3.20% due 08/15/26	2,375,000	2,424,733
4.40% due 04/15/46	1,400,000	1,394,106
4.63% due 06/15/45	800,000	818,000
Chevron USA, Inc.
2.34% due 08/12/50	27,250,000	24,491,501
4.20% due 10/15/49	3,300,000	4,009,127
Magellan Midstream Partners, LP
3.25% due 06/01/30	23,260,000	24,838,308
3.95% due 03/01/50	1,600,000	1,699,978
Cheniere Corpus Christi Holdings LLC
2.74% due 12/31/39[4]	19,150,000	18,940,372
NuStar Logistics, LP
6.38% due 10/01/30	13,850,000	15,235,000
5.63% due 04/28/27	1,799,000	1,915,935
Florida Gas Transmission Company LLC
2.55% due 07/01/30[4]	15,100,000	15,256,230
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4]	13,440,000	14,434,512
Baker Hughes a GE Company LLC / Baker Hughes Co-Obligor, Inc.
4.49% due 05/01/30	6,300,000	7,362,736
Phillips 66
3.70% due 04/06/23	2,250,000	2,356,712
Enbridge Energy Partners, LP
7.38% due 10/15/45	1,040,000	1,642,964
TransCanada PipeLines Ltd.
6.10% due 06/01/40	1,200,000	1,625,294
ONEOK Partners, LP
6.20% due 09/15/43	680,000	879,497
3.38% due 10/01/22	720,000	735,221
Parkland Corp.
5.88% due 07/15/27[4]	320,000	339,200
Total Energy		679,430,747

Technology - 1.4%
Broadcom, Inc.
4.15% due 11/15/30	60,860,000	67,395,117
2.45% due 02/15/31[4]	57,120,000	55,336,160
2.60% due 02/15/33[4]	1,660,000	1,596,285
NetApp, Inc.
2.70% due 06/22/30	53,505,000	54,927,077
Leidos, Inc.
2.30% due 02/15/31	34,450,000	33,659,373
3.63% due 05/15/25	9,200,000	9,919,256
4.38% due 05/15/30	2,650,000	3,005,259
Oracle Corp.
3.95% due 03/25/51	38,750,000	41,062,789
6.13% due 07/08/39	1,190,000	1,607,699
Qorvo, Inc.
4.38% due 10/15/29	21,000,000	22,890,000
3.38% due 04/01/31[4]	8,675,000	9,146,920
Apple, Inc.
2.55% due 08/20/60	22,850,000	20,778,857
CGI, Inc.
2.30% due 09/14/31[4]	21,050,000	20,426,112

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
MSCI, Inc.
3.63% due 09/01/30[4]		17,718,000	$18,315,983
3.88% due 02/15/31[4]		1,769,000	1,855,239
Analog Devices, Inc.
2.95% due 04/01/25		6,100,000	6,504,876
TeamSystem SpA
3.50% due 02/15/28	EUR	5,000,000	5,777,282
Booz Allen Hamilton, Inc.
3.88% due 09/01/28[4]		4,550,000	4,664,296
Presidio Holdings, Inc.
4.88% due 02/01/27[4]		2,300,000	2,374,750
Microchip Technology, Inc.
0.97% due 02/15/24[4]		1,650,000	1,650,833
Citrix Systems, Inc.
3.30% due 03/01/30		1,500,000	1,530,394
Skyworks Solutions, Inc.
1.80% due 06/01/26		540,000	546,919
0.90% due 06/01/23		500,000	500,964
HP, Inc.
4.05% due 09/15/22		720,000	744,636
Open Text Holdings, Inc.
4.13% due 02/15/30[4]		210,000	215,775
Total Technology			386,432,851

Basic Materials - 1.1%
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[4]		55,600,000	59,028,016
4.20% due 05/13/50[4]		26,390,000	30,116,478
Anglo American Capital plc
5.63% due 04/01/30[4]		39,500,000	47,628,725
2.63% due 09/10/30[4]		18,000,000	17,859,977
3.95% due 09/10/50[4]		14,140,000	15,086,685
2.25% due 03/17/28[4]		1,010,000	1,003,067
Yamana Gold, Inc.
2.63% due 08/15/31[4]		19,350,000	18,881,297
4.63% due 12/15/27		3,000,000	3,316,702
Minerals Technologies, Inc.
5.00% due 07/01/28[4]		18,630,000	19,328,625
Alcoa Nederland Holding BV
4.13% due 03/31/29[4]		8,600,000	8,965,500
5.50% due 12/15/27[4]		6,525,000	7,004,131
6.13% due 05/15/28[4]		2,800,000	3,034,500
Valvoline, Inc.
3.63% due 06/15/31[4]		18,300,000	18,071,250
Reliance Steel & Aluminum Co.
2.15% due 08/15/30		12,040,000	11,758,063
Corporation Nacional del Cobre de Chile
3.75% due 01/15/31[4]		10,430,000	11,157,048
INEOS Quattro Finance 2 plc
2.50% due 01/15/26	EUR	8,500,000	9,912,761
Steel Dynamics, Inc.
2.40% due 06/15/25		5,950,000	6,190,444
Nucor Corp.
2.00% due 06/01/25		5,000,000	5,145,362
Carpenter Technology Corp.
6.38% due 07/15/28		2,125,000	2,285,310
Southern Copper Corp.
7.50% due 07/27/35		1,150,000	1,644,500
International Paper Co.
7.30% due 11/15/39		1,030,000	1,581,920
WR Grace Holdings LLC
4.88% due 06/15/27[4]		925,000	949,864
Sherwin-Williams Co.
2.75% due 06/01/22		220,000	222,998
Total Basic Materials			300,173,223

Utilities - 0.9%
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††		97,100,000	98,021,479
AES Corp.
3.95% due 07/15/30[4]		26,390,000	29,018,972
3.30% due 07/15/25[4]		3,750,000	3,983,325
NRG Energy, Inc.
2.45% due 12/02/27[4]		26,000,000	26,365,148

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Arizona Public Service Co.
3.35% due 05/15/50	23,140,000	$24,071,228
Enel Finance International N.V.
2.88% due 07/12/41[4]	19,800,000	19,247,487
Alexander Funding Trust
1.84% due 11/15/23[4]	14,400,000	14,675,158
Clearway Energy Operating LLC
3.75% due 02/15/31[4]	11,150,000	11,177,875
Southern Power Co.
5.25% due 07/15/43	1,350,000	1,680,494
Entergy Texas, Inc.
1.50% due 09/01/26	1,650,000	1,624,439
ONE Gas, Inc.
0.85% due 03/11/23	1,620,000	1,620,290
Dominion Energy, Inc.
0.65% (3 Month USD LIBOR + 0.53%) due 09/15/23[7]	1,030,000	1,030,243
Atmos Energy Corp.
0.63% due 03/09/23	800,000	800,025
OGE Energy Corp.
0.70% due 05/26/23	360,000	360,028
Total Utilities		233,676,191

Total Corporate Bonds
(Cost $10,640,454,256)		11,078,953,826

ASSET-BACKED SECURITIES†† - 19.9%
Collateralized Loan Obligations - 12.6%
BXMT Ltd.
2020-FL2, 0.99% (30 Day Average U.S. Secured Overnight Financing Rate + 1.01%, Rate Floor: 0.90%) due 02/15/38[4,7]	76,225,000	76,129,239
2020-FL3, 1.92% (30 Day Average U.S. Secured Overnight Financing Rate + 1.86%, Rate Floor: 1.75%) due 03/15/37[4,7]	23,550,000	23,539,304
2020-FL3, 2.72% (30 Day Average U.S. Secured Overnight Financing Rate + 2.66%, Rate Floor: 2.55%) due 03/15/37[4,7]	16,125,000	16,202,635
2020-FL2, 1.49% (30 Day Average U.S. Secured Overnight Financing Rate + 1.51%, Rate Floor: 1.40%) due 02/15/38[4,7]	16,000,000	15,963,222
2020-FL3, 2.32% (30 Day Average U.S. Secured Overnight Financing Rate + 2.26%, Rate Floor: 2.15%) due 03/15/37[4,7]	10,600,000	10,627,219
2020-FL2, 1.74% (30 Day Average U.S. Secured Overnight Financing Rate + 1.76%, Rate Floor: 1.65%) due 02/15/38[4,7]	5,360,000	5,347,377

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2020-FL2, 1.24% (30 Day Average U.S. Secured Overnight Financing Rate + 1.26%, Rate Floor: 1.15%) due 02/15/38[4,7]	5,200,000	$5,188,667
Dryden 33 Senior Loan Fund
2020-33A, 1.13% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/29[4,7]	56,002,056	55,992,581
2020-33A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/29[4,7]	48,700,000	48,607,402
2020-33A, 2.13% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/15/29[4,7]	27,000,000	26,943,583
Cerberus Loan Funding XXX, LP
2020-3A, 1.98% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33[4,7]	100,000,000	100,466,180
2020-3A, 2.63% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/15/33[4,7]	10,200,000	10,287,111
HERA Commercial Mortgage Ltd.
2021-FL1, 1.69% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 02/18/38[4,7]	49,562,000	49,416,070
2021-FL1, 1.39% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/18/38[4,7]	28,000,000	27,884,987
2021-FL1, 2.04% (1 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 02/18/38[4,7]	19,200,000	19,127,900
2021-FL1, 1.14% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38[4,7]	10,000,000	9,975,899
LoanCore Issuer Ltd.
2021-CRE4, 1.87% (30 Day Average U.S. Secured Overnight Financing Rate + 1.81%, Rate Floor: 1.70%) due 07/15/35[4,7]	25,982,000	26,034,143
2019-CRE2, 1.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[4,7]	19,984,000	19,927,811
2018-CRE1, 1.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[4,7]	17,747,000	17,740,851
2021-CRE5, 3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/15/36[4,7]	14,350,000	14,362,717
2019-CRE2, 1.78% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 05/15/36[4,7]	11,575,000	11,568,215

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2019-CRE3, 1.13% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 04/15/34[4,7]	6,359,660	$6,352,630
2021-CRE4, 2.67% (30 Day Average U.S. Secured Overnight Financing Rate + 2.61%, Rate Floor: 2.50%) due 07/15/35[4,7]	5,600,000	5,611,261
2019-CRE3, 1.68% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/15/34[4,7]	4,410,000	4,374,805
Cerberus Loan Funding XXXII, LP
2021-2A, 1.75% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33[4,7]	65,000,000	65,140,991
2021-2A, 2.98% (3 Month USD LIBOR + 2.85%, Rate Floor: 2.85%) due 04/22/33[4,7]	20,925,000	21,019,177
2021-2A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/22/33[4,7]	19,200,000	19,217,343
Golub Capital Partners CLO 33M Ltd.
2021-33A, 1.98% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33[4,7]	104,600,000	104,594,655
Woodmont Trust
2020-7A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32[4,7]	83,000,000	83,466,917
2020-7A, 2.73% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 01/15/32[4,7]	13,500,000	13,658,120
2020-7A, 2.38% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/32[4,7]	7,000,000	7,026,176
Palmer Square Loan Funding Ltd.
2021-3A, 1.92% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/20/29[4,7]	22,500,000	22,499,561
2021-1A, 1.38% (3 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 04/20/29[4,7]	19,000,000	18,926,861
2018-4A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[4,7]	12,000,000	12,006,136
2019-3A, 0.98% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[4,7]	11,021,158	11,022,109
2021-2A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 05/20/29[4,7]	10,500,000	10,399,535

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2018-4A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[4,7]	7,289,303	$7,290,349
2021-1A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/29[4,7]	7,100,000	7,102,005
2021-2A, 2.53% (3 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 05/20/29[4,7]	7,000,000	6,999,925
MidOcean Credit CLO VII
2020-7A, 1.17% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[4,7]	52,000,000	52,016,110
2020-7A, 1.73% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/15/29[4,7]	27,500,000	27,460,793
2020-7A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 07/15/29[4,7]	14,800,000	14,811,566
KREF Funding V LLC
1.84% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/25/26†††,7	81,053,530	80,234,889
0.15% due 06/25/26†††,12	313,636,364	385,773
Venture XIV CLO Ltd.
2020-14A, 1.15% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[4,7]	69,000,000	69,005,927
2020-14A, 2.37% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/28/29[4,7]	22,725,000	22,727,447
ABPCI Direct Lending Fund IX LLC
2020-9A, 2.08% (3 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 11/18/31[4,7]	72,500,000	72,717,928
2020-9A, 2.73% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 11/18/31[4,7]	15,250,000	15,304,494
ABPCI Direct Lending Fund CLO II LLC
2021-1A, 1.73% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32[4,7]	83,450,000	83,343,843
Cerberus Loan Funding XXXI, LP
2021-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32[4,7]	70,250,000	70,263,917
2021-1A, 2.73% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 04/15/32[4,7]	12,000,000	11,999,920
GPMT Ltd.
2019-FL2, 1.68% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 02/22/36[4,7]	24,300,000	24,284,365

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2019-FL2, 2.43% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 02/22/36[4,7]	21,400,000	$21,347,300
2019-FL2, 1.38% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[4,7]	20,418,639	20,407,705
2019-FL2, 1.98% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 02/22/36[4,7]	12,750,000	12,727,194
Parliament Funding II Ltd.
2020-1A, 2.58% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 08/12/30[4,7]	71,650,000	71,916,954
2020-1A, 3.33% (3 Month USD LIBOR + 3.20%, Rate Floor: 3.20%) due 08/12/30[4,7]	6,000,000	6,026,298
Golub Capital Partners CLO 36M Ltd.
2018-36A, 1.42% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,7]	76,300,000	75,878,504
Fortress Credit Opportunities IX CLO Ltd.
due 10/15/33[4,7]	52,900,000	52,900,000
2017-9A, 1.68% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[4,7]	11,527,000	11,527,000
2020-9A, 2.53% due 11/15/29[4]	1,250,000	1,250,000
THL Credit Lake Shore MM CLO I Ltd.
2021-1A, 1.83% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33[4,7]	33,500,000	33,552,930
2021-1A, 2.13% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/15/33[4,7]	30,400,000	30,241,151
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 1.88% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33[4,7]	59,500,000	59,608,950
2021-1A, 2.18% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/20/33[4,7]	2,500,000	2,487,184
CHCP Ltd.
2021-FL1, 1.22% (30 Day Average U.S. Secured Overnight Financing Rate + 1.16%, Rate Floor: 1.05%) due 02/15/38[4,7]	28,000,000	27,976,693
2021-FL1, 1.47% (30 Day Average U.S. Secured Overnight Financing Rate + 1.41%, Rate Floor: 1.30%) due 02/15/38[4,7]	22,250,000	22,225,950

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-FL1, 1.82% (30 Day Average U.S. Secured Overnight Financing Rate + 1.76%, Rate Floor: 1.65%) due 02/15/38[4,7]	5,900,000	$5,902,903
2021-FL1, 2.27% (30 Day Average U.S. Secured Overnight Financing Rate + 2.21%, Rate Floor: 2.10%) due 02/15/38[4,7]	2,950,000	2,952,613
Cerberus Loan Funding XXVI, LP
2021-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31[4,7]	55,700,000	55,699,866
2021-1A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/15/31[4,7]	3,250,000	3,252,178
Wellfleet CLO Ltd.
2020-2A, 1.19% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[4,7]	52,250,000	52,291,157
2018-2A, 1.71% (3 Month USD LIBOR + 1.58%, Rate Floor: 1.58%) due 10/20/28[4,7]	2,500,000	2,500,500
Owl Rock CLO IV Ltd.
2021-4A, 1.74% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33[4,7]	36,500,000	36,536,361
2021-4A, 2.04% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/20/33[4,7]	16,750,000	16,687,038
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31[4,7]	50,650,000	50,569,208
Diamond CLO Ltd.
2021-1A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/25/29[4,7]	23,825,000	23,807,174
2018-1A, 1.64% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[4,7]	18,000,000	17,982,081
2021-1A, 2.53% (3 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 04/25/29[4,7]	2,300,000	2,295,130
2021-1A, 1.83% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/25/29[4,7]	2,150,000	2,147,474
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.43% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,7]	44,300,000	43,958,044

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2018-11A, 2.63% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 04/15/31[4,7]	2,300,000	$2,268,614
Whitebox CLO II Ltd.
2020-2A, 1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/24/31[4,7]	36,500,000	36,574,015
2020-2A, 2.38% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 10/24/31[4,7]	7,000,000	7,006,580
Cerberus Loan Funding XXXIII, LP
2021-3A, 1.69% (3 Month USD LIBOR + 1.56%, Rate Floor: 1.56%) due 07/23/33[4,7]	32,000,000	32,039,514
2021-3A, 1.98% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 07/23/33[4,7]	9,500,000	9,499,971
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/20/33[4,7]	35,900,000	35,793,061
2021-9A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 01/20/33[4,7]	3,900,000	3,875,118
Cerberus Loan Funding XXXV, LP
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/22/33[4,7]	30,750,000	30,750,000
2021-5A, 1.98% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 09/22/33[4,7]	8,000,000	8,000,000
LCM XXIV Ltd.
2021-24A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 03/20/30[4,7]	24,200,000	24,149,582
2021-24A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 03/20/30[4,7]	13,050,000	13,018,518
Golub Capital Partners CLO 16 Ltd.
2021-16A, 1.70% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33[4,7]	26,750,000	26,790,395
2021-16A, 1.89% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 07/25/33[4,7]	9,000,000	9,045,100
Golub Capital Partners Clo 49M Ltd.
2021-49A, 2.00% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/26/33[4,7]	21,695,000	21,654,059

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-49A, 2.70% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 08/26/33[4,7]	12,600,000	$12,548,854
Madison Park Funding XLVIII Ltd.
2021-48A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/19/33[4,7]	27,500,000	27,185,491
2021-48A, 2.13% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/19/33[4,7]	5,900,000	5,899,971
Telos CLO Ltd.
2017-6A, 1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/17/27[4,7]	29,691,627	29,697,693
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/16/33[4,7]	26,700,000	26,466,949
2021-40A, 1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/16/33[4,7]	2,000,000	1,987,638
Marathon CLO V Ltd.
2017-5A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[4,7]	18,020,137	18,002,982
2017-5A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[4,7]	8,938,827	8,932,825
Denali Capital CLO XI Ltd.
2018-1A, 1.26% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[4,7]	25,577,255	25,577,483
OCP CLO Ltd.
2020-4A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/24/29[4,7]	25,500,000	25,501,476
STWD Ltd.
2019-FL1, 1.68% (30 Day Average U.S. Secured Overnight Financing Rate + 1.71%, Rate Floor: 1.60%) due 07/15/38[4,7]	11,210,000	11,163,984
2019-FL1, 2.03% (30 Day Average U.S. Secured Overnight Financing Rate + 2.06%, Rate Floor: 1.95%) due 07/15/38[4,7]	8,800,000	8,806,093
2021-FL2, 2.18% (1 Month USD LIBOR + 2.10%, Rate Floor: 2.10%) due 04/18/38[4,7]	2,820,000	2,825,840

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2019-FL1, 1.57% (30 Day Average U.S. Secured Overnight Financing Rate + 1.51%, Rate Floor: 1.40%) due 07/15/38[4,7]	2,200,000	$2,191,002
ACRES Commercial Realty Ltd.
2021-FL1, 2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 06/15/36[4,7]	13,092,000	12,960,708
2021-FL1, 2.73% (1 Month USD LIBOR + 2.65%, Rate Floor: 2.65%) due 06/15/36[4,7]	11,750,000	11,868,432
Ares LVII CLO Ltd.
2020-57A, 2.63% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 10/25/31[4,7]	13,500,000	13,505,890
2020-57A, 1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/25/31[4,7]	9,500,000	9,501,189
Voya CLO Ltd.
2020-1A, 1.19% (3 Month USD LIBOR + 1.06%, Rate Floor: 1.06%) due 04/15/31[4,7]	18,850,000	18,844,304
2013-1A, due 10/15/30[4,10]	10,575,071	3,450,466
Apres Static CLO Ltd.
2020-1A, 1.83% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 10/15/28[4,7]	21,750,000	21,716,818
NewStar Fairfield Fund CLO Ltd.
2018-2A, 1.40% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[4,7]	21,171,638	21,002,730
Golub Capital Partners CLO 54M L.P
2021-54A, 1.97% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 08/05/33[4,7]	21,000,000	20,937,298
Allegro CLO IX Ltd.
2018-3A, 1.29% (3 Month USD LIBOR + 1.17%, Rate Floor: 1.17%) due 10/16/31[4,7]	20,400,000	20,400,296
Avery Point VI CLO Ltd.
2021-6A, 1.92% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 08/05/27[4,7]	12,100,000	12,091,267
2021-6A, 1.47% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/05/27[4,7]	8,000,000	7,991,996
Recette CLO Ltd.
2021-1A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/20/34[4,7]	9,800,000	9,657,162

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-1A, 1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 04/20/34[4,7]	9,200,000	$9,092,946
Anchorage Capital CLO 6 Ltd.
2021-6A, 2.33% (3 Month USD LIBOR + 2.20%, Rate Floor: 2.20%) due 07/15/30[4,7]	18,585,000	18,575,908
AMMC CLO XIV Ltd.
2021-14A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 07/25/29[4,7]	18,290,000	18,289,075
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/20/32[4,7]	14,100,000	14,085,411
2021-32A, 1.83% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 01/20/32[4,7]	4,200,000	4,162,859
Owl Rock CLO VI Ltd.
2021-6A, 1.87% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/21/32[4,7]	17,450,000	17,398,709
KREF
2021-FL2, 2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/15/39[4,7]	16,600,000	16,607,266
ABPCI DIRECT LENDING FUND CLO V Ltd.
2021-5A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/20/31[4,7]	15,975,000	15,934,732
610 Funding CLO 3 Ltd.
2018-3A, 1.38% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[4,7]	15,816,851	15,817,495
FS RIALTO
2021-FL2, 2.14% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 04/16/28[4,7]	15,665,000	15,671,926
Owl Rock CLO II Ltd.
2021-2A, 1.68% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 04/20/33[4,7]	15,600,000	15,564,427
Dryden 36 Senior Loan Fund
2020-36A, 2.18% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 04/15/29[4,7]	15,200,000	15,199,942
Magnetite XXIX Ltd.
2021-29A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/15/34[4,7]	15,100,000	15,056,251
Shackleton CLO Ltd.
2017-8A, 1.43% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 10/20/27[4,7]	5,510,000	5,501,324

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2017-8A, 1.05% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[4,7]	4,851,908	$4,850,745
2018-6RA, 1.15% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[4,7]	2,646,842	2,645,588
Octagon Investment Partners 49 Ltd.
2021-5A, 1.68% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/15/33[4,7]	12,800,000	12,786,269
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[4,7]	12,600,000	12,601,725
Greystone Commercial Real Estate Notes
2021-FL3, 2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/15/39[4,7]	12,000,000	11,994,634
Benefit Street Partners CLO XXII Ltd.
2020-22A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 01/20/32[4,7]	7,700,000	7,701,196
2020-22A, 2.28% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 01/20/32[4,7]	4,300,000	4,291,948
Columbia Cent CLO 27 Ltd.
2020-27A, 1.83% due 10/25/28[4]	12,000,000	11,959,187
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[4,7]	10,121,680	10,120,541
Neuberger Berman CLO XVI-S Ltd.
2021-16SA, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/34[4,7]	10,200,000	10,055,347
Golub Capital Partners CLO 54M, LP
2021-54A, 1.65% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/05/33[4,7]	10,000,000	10,000,672
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,10]	13,600,000	9,685,707
BSPRT Issuer Ltd.
2021-FL6, 2.13% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 03/15/36[4,7]	5,550,000	5,549,996
2018-FL4, 1.13% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[4,7]	3,562,072	3,556,820
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[4,10]	10,000,000	8,469,239

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
KVK CLO Ltd.
2018-1A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 05/20/29[4,7]	3,850,000	$3,848,875
2017-1A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[4,7]	2,325,959	2,325,960
2018-1A, 1.06% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[4,7]	2,059,293	2,057,684
Wind River CLO Ltd.
2017-2A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[4,7]	7,838,759	7,838,071
Magnetite Xxix Ltd.
2021-29A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 01/15/34[4,7]	7,700,000	7,607,331
BDS Ltd.
2020-FL5, 1.97% (30 Day Average U.S. Secured Overnight Financing Rate + 1.91%, Rate Floor: 1.80%) due 02/16/37[4,7]	4,400,000	4,397,893
2020-FL5, 1.52% (30 Day Average U.S. Secured Overnight Financing Rate + 1.46%, Rate Floor: 1.35%) due 02/16/37[4,7]	3,200,000	3,200,444
Marathon CLO VII Ltd.
2017-7A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[4,7]	6,622,593	6,622,165
ACRE Commercial Mortgage Ltd.
2021-FL4, 1.84% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 12/18/37[4,7]	3,100,000	3,096,354
2021-FL4, 1.49% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 12/18/37[4,7]	3,100,000	3,092,473
HGI CRE CLO Ltd.
2021-FL2, 1.85% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/19/26[4,7]	5,000,000	5,000,000
2021-FL2, 1.90% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 09/19/26[7,8]	1,000,000	1,000,000
Owl Rock CLO I Ltd.
2019-1A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 05/20/31[4,7]	5,650,000	5,651,793
GoldenTree Loan Opportunities IX Ltd.
2018-9A, 1.24% (3 Month USD LIBOR + 1.11%, Rate Floor: 1.11%) due 10/29/29[4,7]	5,152,000	5,152,165

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
VOYA CLO
2021-2A, 2.28% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 06/07/30[4,7]	4,950,000	$4,950,453
Atlas Senior Loan Fund III Ltd.
2017-1A, 1.42% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 11/17/27[4,7]	4,300,000	4,256,078
TRTX Issuer Ltd.
2019-FL3, 1.23% (30 Day Average U.S. Secured Overnight Financing Rate + 1.26%, Rate Floor: 1.15%) due 10/15/34[4,7]	2,600,000	2,598,773
2019-FL3, 1.93% (30 Day Average U.S. Secured Overnight Financing Rate + 1.86%, Rate Floor: 1.75%) due 10/15/34[7,8]	1,500,000	1,490,068
Northwoods Capital XII-B Ltd.
2018-12BA, 1.97% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 06/15/31[4,7]	4,000,000	3,959,746
MF1 Multifamily Housing Mortgage Loan Trust
2021-FL6, 2.64% (1 Month USD LIBOR + 2.55%, Rate Floor: 2.55%) due 07/16/36[4,7]	3,800,000	3,842,925
BRSP Ltd.
2021-FL1, 2.79% (1 Month USD LIBOR + 2.70%, Rate Floor: 2.70%) due 08/19/38[4,7]	3,800,000	3,808,512
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[4,10]	8,920,000	3,616,453
TICP CLO III-2 Ltd.
2018-3R, 0.97% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[4,7]	3,210,544	3,210,532
Golub Capital Partners CLO 39B Ltd.
2018-39A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 10/20/28[4,7]	3,100,000	3,100,147
ACRES Commercial Realty Corp.
2020-RSO8, 1.62% (30 Day Average U.S. Secured Overnight Financing Rate + 1.56%, Rate Floor: 1.45%) due 03/15/35[4,7]	3,000,000	3,000,371
Monroe Capital CLO Ltd.
2017-1A, 1.84% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 10/22/26[4,7]	2,685,973	2,685,731

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Allegro CLO VII Ltd.
2018-1A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 06/13/31[4,7]	2,500,000	$2,493,146
Newstar Commercial Loan Funding LLC
2017-1A, 2.62% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[4,7]	2,298,904	2,299,300
Newfleet CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[4,7]	2,210,226	2,208,854
First Eagle Clarendon Fund CLO LLC
2019-1A, 3.18% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[4,7]	2,000,000	2,000,231
Ivy Hill Middle Market Credit Fund IX Ltd.
2017-9A, 1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/18/30[4,7]	1,000,000	995,421
2017-9A, 2.48% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 01/18/30[4,7]	1,000,000	985,841
Oaktree CLO Ltd.
2017-1A, 1.00% (3 Month USD LIBOR + 0.87%) due 10/20/27[4,7]	1,780,884	1,780,752
Dryden XXV Senior Loan Fund
2017-25A, 1.48% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[4,7]	1,766,703	1,764,912
Ready Capital Mortgage Financing LLC
2019-FL3, 1.09% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 03/25/34[7,8]	1,665,516	1,661,871
TCP Waterman CLO Ltd.
2016-1A, 2.17% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,7]	1,517,011	1,517,010
Grand Avenue CRE Ltd.
2020-FL2, 4.35% (30 Day Average U.S. Secured Overnight Financing Rate + 4.37%, Rate Floor: 4.26%) due 03/15/35[7,8]	1,100,000	1,110,982
2020-FL2, 3.34% (30 Day Average U.S. Secured Overnight Financing Rate + 3.36%, Rate Floor: 3.25%) due 03/15/35[7,8]	62,812	62,825
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[4,10]	3,700,000	1,119,542

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
Catamaran CLO Ltd.
2016-2A, 2.18% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 10/18/26[4,7]		904,987	$904,964
Mountain View CLO Ltd.
2018-1A, 0.93% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[4,7]		829,705	829,602
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[10]		2,375,019	384,278
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[4,10]		461,538	177,896
Babson CLO Ltd.
2014-IA, due 07/20/25[4,10]		1,300,000	153,140
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[4,10]		1,200,000	110,063
Copper River CLO Ltd.
2007-1A, due 01/20/21[8,10]		1,500,000	51,345
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[4,10]		1,808,219	2,025
Total Collateralized Loan Obligations			3,427,688,427

Financial - 2.6%
Station Place Securitization Trust
2021-3, 0.98% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/22†††,4,7		144,500,000	144,500,000
2020-16, 1.08% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/22/21†††,4,7		114,400,000	114,400,000
2021-SP1, 1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/17/22†††,4,7		42,600,000	42,600,000
2021-WL1, 0.94% (1 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/26/54†††,4,7		8,850,000	8,850,000
2021-WL1, 1.14% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 01/26/54†††,4,7		6,750,000	6,750,000
2021-WL2, 2.09% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 03/25/54†††,4,7		5,250,000	5,250,000
2021-WL2, 1.34% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 03/25/54†††,4,7		4,250,000	4,250,000
2021-WL1, 1.34% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/26/54†††,4,7		3,400,000	3,400,000
HV Eight LLC
2.90% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 12/28/25†††,7	EUR	107,000,000	123,785,067

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
Strategic Partners Fund VIII LP
3.09% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/10/25†††,7		51,900,000	$51,904,671
2.59% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/10/25†††,7		21,900,000	21,900,438
HarbourVest Structured Solutions IV Holdings, LP
due 09/15/26[7]		20,700,000	20,700,000
due 09/15/26[7]	EUR	11,100,000	12,859,129
Aesf Vi Verdi, LP
2.15% (3 Month EURIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24†††,7	EUR	21,283,503	24,643,692
Oxford Finance Funding
2020-1A, 3.10% due 02/15/28[4]		23,750,000	24,350,937
Ceamer Finance LLC
3.69% due 03/22/31†††		23,275,000	22,848,602
Madison Avenue Secured Funding Trust Series
2020-1, 1.71% (1 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 12/13/21†††,4,7		20,050,000	20,050,000
Nassau LLC
2019-1, 3.98% due 08/15/34[4]		17,499,849	17,685,781
KKR Core Holding Company LLC
4.00% due 07/15/31†††		16,760,000	16,533,741
Aesf Vi Verdi LP
2.30% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24†††,7		13,170,173	13,169,383
Lam Trade Finance Group LLC
2.50% due 09/29/22		11,000,000	11,000,000
Industrial DPR Funding Ltd.
2016-1A, 5.24% due 04/15/26[4]		2,869,293	3,113,119
Total Financial			714,544,560

Transport-Aircraft - 1.4%
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[4]		74,916,212	77,379,397
AASET Trust
2020-1A, 3.35% due 01/16/40[4]		29,896,404	29,551,696
2019-1, 3.84% due 05/15/39[4]		12,133,409	12,068,086
2017-1A, 3.97% due 05/16/42[4]		6,918,784	6,344,139
2019-2, 3.38% due 10/16/39[4]		2,144,542	2,086,216
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[4]		46,511,467	45,176,690
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[4]		33,684,045	33,557,689
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[4]		31,538,532	31,271,489
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[4]		30,504,115	30,119,165

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[4]	24,524,259	$24,456,977
2016-1, 4.45% due 08/15/41	324,299	324,281
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[4]	21,240,139	21,416,974
WAVE LLC
2019-1, 3.60% due 09/15/44[4]	21,297,467	21,210,408
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[4]	12,909,076	12,797,034
2017-1, 4.58% due 02/15/42[4]	5,073,311	5,054,702
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[4]	14,800,616	12,567,203
Raspro Trust
2005-1A, 1.06% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,7]	7,984,070	7,984,063
Slam Ltd.
2021-1A, 3.42% due 06/15/46[4]	1,476,600	1,482,184
Stripes Aircraft Ltd.
2013-1 A1, 3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 03/20/23†††,7	473,402	456,384
Airplanes Pass Through Trust
2001-1A, 1.26% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19†††,7,8,9	409,604	41
Total Transport-Aircraft		375,304,818

Whole Business - 1.1%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[4]	96,574,500	100,115,887
Taco Bell Funding LLC
2021-1A, 2.29% due 08/25/51[4]	24,800,000	24,685,994
2016-1A, 4.97% due 05/25/46[4]	14,697,625	15,740,201
ServiceMaster Funding LLC
2020-1, 3.34% due 01/30/51[4]	29,153,500	30,169,325
2020-1, 2.84% due 01/30/51[4]	9,751,000	9,920,287
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[4]	30,124,500	30,248,252
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[4]	25,372,500	26,087,573
Domino’s Pizza Master Issuer LLC
2017-1A, 4.12% due 07/25/47[4]	10,373,750	11,133,544
2021-1A, 3.15% due 04/25/51[4]	9,307,673	9,810,343
Wendy’s Funding LLC
2019-1A, 3.78% due 06/15/49[4]	12,616,725	13,332,787
2019-1A, 4.08% due 06/15/49[4]	1,561,938	1,689,531
Sonic Capital LLC
2021-1A, 2.64% due 08/20/51[4]	11,250,000	11,251,260
DB Master Finance LLC
2019-1A, 4.35% due 05/20/49[4]	7,735,140	8,401,228
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/07/49[4]	3,356,100	3,414,597
Total Whole Business		296,000,809

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Collateralized Debt Obligations - 0.9%
Anchorage Credit Funding 4 Ltd.
2021-4A, 2.72% due 04/27/39[4]	108,450,000	$108,465,291
2021-4A, 3.12% due 04/27/39[4]	23,000,000	22,989,567
Anchorage Credit Funding 3 Ltd.
2021-3A, 2.87% due 01/28/39[4]	54,000,000	54,001,696
Anchorage Credit Funding Ltd.
2021-13A, 2.88% due 07/27/39[4]	32,850,000	32,856,150
2021-13A, 3.23% due 07/27/39[4]	6,345,000	6,342,285
2021-13A, 3.65% due 07/27/39[8]	1,950,000	1,949,816
Total Collateralized Debt Obligations		226,604,805

Net Lease - 0.8%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[4]	49,137,196	49,258,565
2017-1A, 4.18% due 04/15/47[4]	271,226	271,526
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[4]	28,274,330	29,697,753
2016-1A, 4.32% due 10/20/46[4]	11,457,840	12,180,081
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[4]	22,195,020	22,833,306
2021-1A, 2.76% due 08/15/51[4]	6,600,000	6,573,574
CMFT Net Lease Master Issuer LLC
2021-1, 2.91% due 07/20/51[4]	10,050,000	10,035,066
2021-1, 2.57% due 07/20/51[4]	5,904,117	5,882,958
2021-1, 3.04% due 07/20/51[4]	5,050,000	5,004,388
2021-1, 3.44% due 07/20/51[4]	3,215,000	3,208,911
2021-1, 2.51% due 07/20/51[4]	3,000,000	2,985,392
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[4]	20,024,006	21,490,963
2020-1A, 3.25% due 02/15/50[4]	3,464,819	3,635,815
CF Hippolyta LLC
2020-1, 2.28% due 07/15/60[4]	10,436,665	10,586,574
2020-1, 2.60% due 07/15/60[4]	4,549,437	4,583,920
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 2.26% due 11/20/50[4]	15,000,000	14,854,152
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[4]	9,629,803	10,031,103
STORE Master Funding LLC
2014-1A, 5.00% due 04/20/44[4]	4,335,000	4,485,526
2021-1A, 3.70% due 06/20/51[4]	3,578,521	3,696,008
2013-3A, 5.21% due 11/20/43[4]	646,567	660,835
Total Net Lease		221,956,416

Transport-Container - 0.3%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[4]	61,022,148	61,835,109
CAL Funding IV Ltd.
2020-1A, 2.22% due 09/25/45[4]	20,130,000	20,288,554
Total Transport-Container		82,123,663

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Infrastructure - 0.1%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[4]	21,577,011	$21,975,389
Diamond Issuer LLC
2020-1A, 2.74% due 07/20/50[4]	7,900,000	7,863,005
Total Infrastructure		29,838,394

Diversified Payment Rights - 0.1%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	21,400,000	22,731,294
CCR Incorporated MT100 Payment Rights Master Trust
2012-CA, 4.75% due 07/10/22[4]	113,095	114,873
Total Diversified Payment Rights		22,846,167

Single Family Residence - 0.0%
FirstKey Homes Trust
2021-SFR1, 2.19% due 08/17/38[4]	8,174,000	8,136,458

Insurance - 0.0%
321 Henderson Receivables VI LLC
2010-1A, 5.56% due 07/15/59[4]	1,049,083	1,148,828
JGWPT XXV LLC
2012-1A, 4.21% due 02/16/65[4]	469,956	529,554
JG Wentworth XXXV LLC
2015-2A, 3.87% due 03/15/58[4]	37,415	41,752
Total Insurance		1,720,134

Total Asset-Backed Securities
(Cost $5,387,019,807)		5,406,764,651
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 14.5%
Residential Mortgage Backed Securities - 7.1%
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60[4,7]	91,856,452	93,114,132
2021-RPL7, 1.93% due 06/27/61[4]	75,550,000	75,581,731
2021-RPL4, 1.80% (WAC) due 12/27/60[4,7]	49,599,142	49,754,799
2021-RPL1, 1.67% (WAC) due 09/27/60[4,7]	36,524,748	36,622,978
FKRT
2.21% due 11/30/58	117,200,000	117,231,644
2020-C2A, 3.25% due 12/30/23†††,8	97,396,890	97,396,890
PRPM LLC 2021-5, 1.79% due 06/25/26[4,11]	75,149,984	75,214,764
2021-8, 1.74% (WAC) due 09/25/26[4,7]	48,945,000	48,883,589
LSTAR Securities Investment Ltd.
2021-1, 1.89% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[7,8]	63,569,774	63,763,344
2021-2, 1.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[7,8]	33,458,671	33,472,422
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[4,11]	87,750,000	87,710,723

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-HE1, 1.55% (30 Day Average U.S. Secured Overnight Financing Rate + 1.50%, Rate Floor: 0.00%) due 01/25/70[4,7]	7,500,000	$7,491,039
Legacy Mortgage Asset Trust
2021-GS2, 1.75% due 04/25/61[4,11]	50,112,205	50,160,819
2021-GS3, 1.75% due 07/25/61[4,11]	42,930,063	42,964,918
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[4,11]	74,534,397	74,528,293
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC5, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 10/25/36[7]	28,433,240	18,348,650
2007-HE5, 0.43% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 03/25/37[7]	30,612,018	17,858,118
2006-HE6, 0.33% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 09/25/36[7]	24,967,664	12,067,172
2006-HE4, 0.57% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 06/25/36[7]	9,505,655	6,371,805
2007-HE2, 0.22% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 01/25/37[7]	9,095,183	5,551,862
2007-HE3, 0.20% (1 Month USD LIBOR + 0.11%, Rate Floor: 0.11%) due 12/25/36[7]	6,376,002	4,216,376
2007-HE6, 0.15% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37[7]	3,055,848	2,791,703
2007-NC3, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 05/25/37[7]	2,418,636	2,131,986
2007-HE3, 0.22% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/36[4,7]	2,333,956	1,705,652
2006-HE6, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 09/25/36[7]	3,164,915	1,496,986
Home Equity Loan Trust
2007-FRE1, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[7]	69,625,455	66,532,163
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 0.22% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/36[7]	71,614,262	53,678,198
2006-WMC4, 0.21% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[7]	12,966,840	8,314,719

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2006-WMC3, 0.33% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 08/25/36[7]	2,182,966	$1,772,552
ZH Trust
due 10/17/27[4,7]	45,250,000	45,223,755
2021-1, 2.25% due 02/18/27[4]	17,750,000	17,769,543
Soundview Home Loan Trust
2006-OPT5, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[7]	49,102,204	48,392,230
GSAMP Trust
2007-NC1, 0.22% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[7]	29,012,104	20,193,657
2006-HE8, 0.32% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37[7]	10,107,000	9,258,217
2006-NC2, 0.39% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 06/25/36[7]	7,200,734	5,188,828
2007-NC1, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/46[7]	6,473,024	4,409,464
NovaStar Mortgage Funding Trust Series
2007-2, 0.29% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[7]	33,826,346	33,322,946
2007-1, 0.22% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 11.00%/0.13%) due 03/25/37[7]	3,361,080	2,610,638
Alternative Loan Trust
2007-OA4, 0.26% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 05/25/47[7]	19,893,393	19,019,695
2007-OH3, 0.38% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[7]	7,686,003	7,395,419
2006-43CB, 6.00% (1 Month USD LIBOR + 0.50%, Rate Cap/Floor: 6.00%/6.00%) due 02/25/37[7]	6,991,371	5,270,023
2007-OA7, 0.27% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/47[7]	3,116,479	2,991,197
2007-OH3, 0.31% (1 Month USD LIBOR + 0.22%, Rate Cap/Floor: 10.00%/0.22%) due 09/25/47[7]	764,016	730,329
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.72% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[7]	29,200,242	29,149,825

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2006-BC4, 0.43% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 12/25/36[7]	3,464,788	$3,427,975
2006-BC6, 0.26% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/25/37[7]	302,262	300,553
2006-OPT1, 0.35% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/25/36[7]	81,963	81,739
Citigroup Mortgage Loan Trust, Inc.
2007-AMC1, 0.25% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 12/25/36[4,7]	25,089,202	16,802,439
2007-AMC3, 0.27% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 03/25/37[7]	7,605,078	7,006,101
2006-WF1, 5.08% due 03/25/36	8,926,139	5,746,836
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR10, 0.43% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[7]	10,535,311	10,323,954
2006-AR9, 0.92% (1 Year CMT Rate + 0.83%, Rate Floor: 0.83%) due 11/25/46[7]	10,596,685	9,737,502
2006-AR9, 0.93% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[7]	4,646,242	4,044,657
2006-7, 4.15% due 09/25/36	5,647,468	2,280,677
2006-8, 4.22% due 10/25/36	377,501	181,571
ACE Securities Corporation Home Equity Loan Trust Series
2006-NC1, 0.70% (1 Month USD LIBOR + 0.62%, Rate Floor: 0.62%) due 12/25/35[7]	16,761,000	16,557,932
2007-ASP1, 0.29% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 03/25/37[7]	9,227,705	5,621,835
2007-WM2, 0.30% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[7]	7,121,810	4,124,882
IXIS Real Estate Capital Trust
2007-HE1, 0.20% (1 Month USD LIBOR + 0.11%, Rate Floor: 0.11%) due 05/25/37[7]	34,386,216	11,577,843
2006-HE1, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/25/36[7]	13,026,245	8,651,779
2007-HE1, 0.32% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 05/25/37[7]	6,526,012	2,247,159

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2007-HE1, 0.25% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/37[7]	6,129,116	$2,083,179
2007-HE1, 0.15% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37[7]	5,099,142	1,700,659
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[12]	146,664,875	23,836,474
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[7,8]	12,253,352	12,712,974
2019-RM3, 2.80% (WAC) due 06/25/69[7,8]	9,947,493	10,089,159
Merrill Lynch Mortgage Investors Trust Series
2007-HE2, 0.61% (1 Month USD LIBOR + 0.52%, Rate Floor: 0.52%) due 02/25/37[7]	34,206,104	14,966,631
2006-HE6, 0.37% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 11/25/37[7]	9,614,221	6,503,993
Starwood Mortgage Residential Trust
2020-1, 2.56% (WAC) due 02/25/50[4,7]	12,023,568	12,106,920
2020-1, 2.41% (WAC) due 02/25/50[4,7]	9,248,898	9,323,296
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[4]	20,000,000	20,155,568
Lehman XS Trust Series
2007-4N, 0.29% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 03/25/47[7]	10,328,327	10,520,071
2007-2N, 0.27% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 02/25/37[7]	5,816,002	5,832,451
2007-15N, 0.34% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.00%) due 08/25/37[7]	2,091,382	2,053,078
2006-10N, 0.51% (1 Month USD LIBOR + 0.42%, Rate Floor: 0.42%) due 07/25/46[7]	406,617	420,215
RALI Series Trust
2007-QO4, 0.47% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 05/25/47[7]	5,367,989	5,204,947
2006-QO2, 0.53% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 02/25/46[7]	17,415,327	5,044,302
2007-QO2, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[7]	8,376,376	4,172,764

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2006-QO2, 0.63% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 02/25/46[7]	5,647,703	$1,671,452
2006-QO6, 0.45% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 06/25/46[7]	4,933,353	1,532,496
2007-QO3, 0.41% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 03/25/47[7]	1,103,303	1,077,491
Ameriquest Mortgage Securities Trust
2006-M3, 0.25% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[7]	29,195,087	12,532,549
2006-M3, 0.19% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 10/25/36[7]	12,263,897	5,219,173
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.28%) due 11/25/36[7]	17,482,822	17,232,739
First NLC Trust
2005-4, 0.87% (1 Month USD LIBOR + 0.78%, Rate Cap/Floor: 14.00%/0.78%) due 02/25/36[7]	14,319,318	14,261,174
2005-1, 0.55% (1 Month USD LIBOR + 0.46%, Rate Cap/Floor: 14.00%/0.46%) due 05/25/35[7]	2,598,013	2,505,709
ABFC Trust
2007-WMC1, 1.34% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 06/25/37[7]	17,777,752	15,814,062
Master Asset Backed Securities Trust
2006-WMC4, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 10/25/36[7]	11,503,438	5,091,040
2006-NC2, 0.57% (1 Month USD LIBOR + 0.48%, Rate Floor: 0.48%) due 08/25/36[7]	8,597,704	4,529,939
2006-WMC3, 0.25% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36[7]	6,203,632	2,815,575
2007-WMC1, 0.25% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 01/25/37[7]	6,324,072	2,439,677
HarborView Mortgage Loan Trust
2006-14, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[7]	8,392,029	7,973,131

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2006-12, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[7]	6,366,852	$6,160,868
Securitized Asset Backed Receivables LLC Trust
2006-WM4, 0.25% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 11/25/36[7]	31,899,998	11,922,946
2006-HE2, 0.39% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 07/25/36[7]	3,648,346	2,070,726
New Residential Mortgage Loan Trust
2018-1A, 4.00% (WAC) due 12/25/57[4,7]	9,225,348	9,844,245
2018-2A, 3.50% (WAC) due 02/25/58[4,7]	2,302,737	2,393,405
Merrill Lynch Alternative Note Asset Trust Series
2007-A1, 0.55% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37[7]	21,203,525	8,807,321
2007-A1, 0.39% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/37[7]	8,040,730	3,274,097
Long Beach Mortgage Loan Trust
2006-8, 0.41% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 09/25/36[7]	15,861,961	6,193,896
2006-6, 0.59% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 07/25/36[7]	4,959,147	2,651,558
2006-8, 0.27% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 09/25/36[7]	4,233,261	1,624,434
Credit-Based Asset Servicing and Securitization LLC
2006-CB2, 0.47% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/36[7]	10,540,901	10,368,545
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W4, 0.85% (1 Month USD LIBOR + 0.76%, Rate Floor: 0.76%) due 02/25/36[7]	11,132,624	10,285,970
Asset-Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 01/25/36[7]	10,072,000	9,988,558

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 0.26% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[7]	5,669,493	$4,772,733
2007-HE4, 0.34% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[7]	3,990,527	2,992,079
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE2A, 0.22% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 07/25/37[4,7]	4,469,462	4,270,542
2007-HE1, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[4,7]	3,621,017	3,474,933
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AR4, 0.35% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 12/25/36[7]	10,895,052	5,024,384
2007-OA2, 0.86% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47[7]	2,588,045	2,583,045
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA6, 0.90% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[7]	5,607,300	5,085,557
2006-AR13, 0.97% (1 Year CMT Rate + 0.88%, Rate Floor: 0.88%) due 10/25/46[7]	1,704,303	1,642,813
2006-AR11, 1.01% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 09/25/46[7]	848,032	818,380
COLT Mortgage Loan Trust
2021-2, 2.38% (WAC) due 08/25/66[4,7]	7,108,000	7,068,520
Impac Secured Assets CMN Owner Trust
2005-2, 0.59% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 03/25/36[7]	7,352,538	6,879,267
GSAA Home Equity Trust
2006-5, 0.45% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 03/25/36[7]	14,235,486	6,559,909
2007-7, 0.63% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.54%) due 07/25/37[7]	97,705	97,198

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
American Home Mortgage Assets Trust
2006-4, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 10/25/46[7]	8,062,465	$5,165,042
2006-6, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/46[7]	1,701,817	1,479,763
Option One Mortgage Loan Trust
2007-2, 0.34% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/37[7]	5,630,092	3,605,886
2007-5, 0.31% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 05/25/37[7]	2,460,372	1,879,146
Fremont Home Loan Trust
2006-D, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 11/25/36[7]	11,376,601	5,484,030
ASG Resecuritization Trust
2010-3, 0.67% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.50%/0.29%) due 12/28/45[4,7]	3,562,972	3,548,993
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 0.67% (1 Month USD LIBOR + 0.58%, Rate Floor: 0.58%) due 01/25/36[7]	2,708,838	2,684,368
Residential Mortgage Loan Trust
2020-1, 2.68% (WAC) due 02/25/24[4,7]	2,601,143	2,615,729
Finance of America HECM Buyout
2021-HB1, 2.08% (WAC) due 02/25/31[4,7]	2,600,000	2,594,165
Morgan Stanley Resecuritization Trust
2014-R9, 0.22% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/26/46[4,7]	1,633,689	1,584,319
Countrywide Asset-Backed Certificates
2005-15, 0.54% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 03/25/36[7]	1,500,000	1,488,842
Nomura Resecuritization Trust
2015-4R, 1.38% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[4,7]	1,044,579	1,054,210
2015-4R, 0.55% (1 Month USD LIBOR + 0.39%, Rate Floor: 0.39%) due 12/26/36[4,7]	271,655	269,446

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Structured Asset Investment Loan Trust
2006-3, 0.39% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 06/25/36[7]	568,279	$561,055
2004-BNC2, 1.29% (1 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 12/25/34[7]	502,635	505,503
Impac Secured Assets Trust
2006-2, 0.43% (1 Month USD LIBOR + 0.34%, Rate Cap/Floor: 11.50%/0.34%) due 08/25/36[7]	935,557	835,968
Alliance Bancorp Trust
2007-OA1, 0.33% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[7]	652,233	624,715
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	262,057	266,500
Morgan Stanley Re-REMIC Trust
2010-R5, 1.76% due 06/26/36[4]	161,983	150,780
Irwin Home Equity Loan Trust
2007-1, 6.35% due 08/25/37[4]	6,859	6,997
Total Residential Mortgage Backed Securities		1,931,055,501

Government Agency - 5.1%
Uniform MBS 30 Year
due 11/10/21[20]	815,600,000	838,857,650
Fannie Mae
2.40% due 03/01/40	27,004,000	26,667,677
3.40% due 02/01/33	25,000,000	26,422,844
3.83% due 05/01/49	19,000,000	21,666,477
2.81% due 09/01/39	20,780,000	21,586,812
4.17% due 02/01/49	16,500,000	19,665,648
4.08% due 04/01/49	12,879,000	15,156,056
2013-124, due 12/25/43[13]	16,575,850	14,980,154
3.42% due 09/01/47	12,641,230	13,808,094
2.57% due 08/01/51	12,596,407	12,833,092
2.07% due 10/01/50	13,300,701	12,704,159
4.21% due 10/01/48	9,750,000	11,632,798
2.00% due 09/01/50	11,946,864	11,301,230
3.43% due 03/01/33	8,100,000	9,013,195
1.76% due 08/01/40	9,360,000	8,665,400
2.17% due 03/01/51	8,638,000	8,319,070
2013-100, due 10/25/43[13]	8,184,698	7,408,954
2.10% due 07/01/50	7,581,297	7,276,553
3.29% due 03/01/33	6,700,000	7,274,581
4.04% due 08/01/48	6,100,000	7,120,063
3.61% due 04/01/39	6,193,000	7,020,396
3.56% due 02/01/38	6,290,074	6,944,666
2.15% due 09/01/29	6,683,000	6,896,827
2.79% due 01/01/32	6,425,430	6,884,949
3.05% due 03/01/50	6,098,366	6,445,961
4.07% due 05/01/49	4,744,722	5,485,361
4.27% due 12/01/33	4,552,577	5,310,026
3.16% due 11/01/30	4,850,407	5,227,458
2.17% due 10/01/50	5,236,176	5,066,593
3.71% due 04/01/31	4,200,000	4,771,134
2.99% due 01/01/40	4,429,000	4,712,977
3.76% due 03/01/37	4,000,000	4,678,863
3.37% due 06/01/39	4,067,000	4,602,249
3.50% due 02/01/48	3,942,619	4,329,422
4.24% due 08/01/48	3,400,000	3,828,282
3.92% due 04/01/39	3,198,000	3,736,987
2.50% due 04/01/35	3,268,415	3,409,152
2.96% due 10/01/49	2,877,536	3,087,157
3.94% due 06/01/35	2,600,000	3,037,514
2.34% due 09/01/39	2,794,000	2,833,602
2.62% due 11/01/28	2,600,000	2,772,040
2.86% due 01/01/33	2,524,000	2,730,832
3.26% due 11/01/46	2,417,565	2,593,035

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2.92% due 03/01/50	2,383,214	$2,544,425
2.49% due 09/01/51	2,472,000	2,491,176
2.51% due 07/01/50	2,404,987	2,451,040
2.69% due 10/01/34	2,265,923	2,407,406
3.51% due 11/01/37	2,150,000	2,387,962
2.68% due 04/01/50	1,946,699	2,040,672
3.50% due 12/01/47	1,828,134	1,976,440
3.17% due 02/01/30	1,750,000	1,939,215
3.46% due 08/01/49	1,692,426	1,892,343
2.77% due 02/01/36	1,755,854	1,873,787
3.08% due 02/01/33	1,300,000	1,429,967
3.74% due 02/01/48	1,257,327	1,410,462
3.27% due 08/01/34	1,271,945	1,388,358
2.32% due 07/01/50	1,386,054	1,368,125
4.05% due 09/01/48	1,160,844	1,336,875
2.89% due 05/01/33	1,221,787	1,315,907
4.00% due 12/01/38	1,164,579	1,256,172
2.25% due 10/01/50	1,279,584	1,252,053
3.50% due 12/01/46	1,074,322	1,144,898
3.96% due 06/01/49	967,030	1,098,305
4.50% due 03/01/48	1,009,260	1,092,051
3.13% due 01/01/30	988,986	1,089,644
4.00% due 08/01/47	950,101	1,036,717
3.60% due 10/01/47	935,837	1,032,040
4.00% due 01/01/46	879,710	958,513
3.18% due 09/01/42	865,541	911,786
3.50% due 12/01/45	818,711	884,098
2.50% due 01/01/35	812,693	847,947
3.63% due 01/01/37	713,522	782,980
3.36% due 12/01/39	693,185	771,931
3.91% due 07/01/49	678,142	756,452
3.00% due 07/01/46	679,770	718,186
2.75% due 11/01/31	625,992	667,210
4.50% due 02/01/45	458,863	512,227
5.00% due 12/01/44	392,607	440,112
4.33% due 09/01/48	334,869	394,891
4.22% due 04/01/49	315,000	367,420
3.50% due 08/01/43	295,512	320,898
4.50% due 05/01/47	272,737	298,482
5.00% due 05/01/44	261,278	290,016
2.06% due 09/01/36	140,000	135,955
2.28% due 01/01/51	71,112	69,336
2.27% due 10/01/41	16,935,000	16,829,383
3.61% due 04/01/39	9,435,000	9,258,418
2.44% due 10/01/51	8,500,000	8,421,205
2.51% due 10/01/46	5,800,000	5,919,625
2.42% due 10/01/51	3,500,000	3,499,895
2.56% due 05/01/39	600,000	606,696
Fannie Mae-Aces
2020-M23, 1.58% (WAC) due 03/25/35[7,12]	290,222,868	36,829,079
Freddie Mac Seasoned Credit Risk Transfer Trust
2020-2, 2.00% due 11/25/59	14,533,164	14,649,114
2020-3, 2.00% due 05/25/60	11,556,777	11,600,709
Freddie Mac
3.55% due 10/01/33	4,526,396	4,987,866
2018-4762, 4.00% due 01/15/46	3,984,888	4,052,416
3.26% due 09/01/45	2,220,205	2,366,402
1.96% due 05/01/50	1,580,972	1,476,851
1.95% due 05/01/50	1,456,494	1,361,741
3.50% due 01/01/44	1,122,207	1,218,022
3.40% due 04/01/31	982,619	1,095,236
4.00% due 02/01/46	923,324	1,006,924
4.00% due 11/01/45	721,028	787,765
3.00% due 08/01/46	712,880	753,101
4.50% due 06/01/48	480,584	521,327
FARM Mortgage Trust
due 01/25/51[4,7]	12,185,000	12,192,555
FREMF Mortgage Trust
2013-K29, 0.13% due 05/25/46[4,12]	718,918,905	852,494
Freddie Mac Multifamily Structured Pass Through Certificates
2015-K043, 0.65% (WAC) due 12/25/24[7,12]	42,652,952	645,139
Total Government Agency		1,399,082,433

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Commercial Mortgage Backed Securities - 1.3%
BX Commercial Mortgage Trust
2021-VOLT, 2.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/15/36[4,7]	60,050,000	$60,125,207
2021-VOLT, 1.75% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 09/15/36[4,7]	52,000,000	52,032,588
2019-XL, 2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/15/36[4,7]	6,406,603	6,414,317
Citigroup Commercial Mortgage Trust
2019-GC43, 0.75% (WAC) due 11/10/52[7,12]	219,331,815	9,521,808
2019-GC41, 1.19% (WAC) due 08/10/56[7,12]	104,575,357	6,822,402
2016-C2, 1.89% (WAC) due 08/10/49[7,12]	33,203,408	2,284,883
2016-P4, 2.06% (WAC) due 07/10/49[7,12]	29,274,474	2,175,512
2016-P5, 1.60% (WAC) due 10/10/49[7,12]	28,544,818	1,560,054
2016-GC37, 1.85% (WAC) due 04/10/49[7,12]	19,520,968	1,215,600
2015-GC35, 0.87% (WAC) due 11/10/48[7,12]	28,947,804	743,223
2015-GC29, 1.17% (WAC) due 04/10/48[7,12]	19,243,074	607,798
2016-C3, 1.23% (WAC) due 11/15/49[7,12]	11,591,908	467,870
2013-GC15, 4.37% (WAC) due 09/10/46[7]	380,000	404,676
Life Mortgage Trust
2021-BMR, 2.43% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 03/15/38[4,7]	19,500,000	19,548,773
2021-BMR, 1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/15/38[4,7]	5,250,000	5,259,974
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.16% (WAC) due 07/15/50[7,12]	70,825,682	3,236,358
2016-BNK1, 1.86% (WAC) due 08/15/49[7,12]	35,764,529	2,496,740
2017-RB1, 1.40% (WAC) due 03/15/50[7,12]	38,384,308	2,172,494
2016-C35, 2.05% (WAC) due 07/15/48[7,12]	24,163,509	1,779,770
2017-C42, 1.03% (WAC) due 12/15/50[7,12]	34,829,153	1,666,784
2016-C32, 4.87% (WAC) due 01/15/59[7]	1,400,000	1,540,863
2015-NXS4, 1.19% (WAC) due 12/15/48[7,12]	39,213,965	1,422,392

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2017-RC1, 1.65% (WAC) due 01/15/60[7,12]	22,282,776	$1,392,968
2016-NXS5, 1.59% (WAC) due 01/15/59[7,12]	23,448,433	1,179,395
2015-P2, 1.12% (WAC) due 12/15/48[7,12]	26,155,107	950,837
2015-C30, 1.04% (WAC) due 09/15/58[7,12]	29,921,547	893,784
2016-C37, 1.07% (WAC) due 12/15/49[7,12]	13,757,498	422,336
2015-NXS1, 1.23% (WAC) due 05/15/48[7,12]	8,750,682	262,088
Extended Stay America Trust
2021-ESH, 2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/15/38[4,7]	12,435,306	12,589,450
2021-ESH, 1.78% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/15/38[4,7]	6,416,618	6,461,042
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP3, 3.60% (WAC) due 08/15/49[7]	10,290,000	10,429,147
2016-JP3, 1.56% (WAC) due 08/15/49[7,12]	67,753,501	3,631,771
GS Mortgage Securities Trust
2020-GC45, 0.79% (WAC) due 02/13/53[7,12]	153,824,010	7,069,751
2019-GC42, 0.93% (WAC) due 09/01/52[7,12]	69,649,560	3,764,461
2017-GS6, 1.17% (WAC) due 05/10/50[7,12]	42,233,869	2,181,468
2017-GS6, 3.87% due 05/10/50	521,000	563,884
2015-GC28, 1.13% (WAC) due 02/10/48[7,12]	15,570,397	431,808
Benchmark Mortgage Trust
2020-IG3, 3.23% (WAC) due 09/15/48[4,7]	5,232,000	5,139,070
2019-B14, 0.91% (WAC) due 12/15/62[7,12]	109,246,549	5,014,493
2018-B2, 0.55% (WAC) due 02/15/51[7,12]	130,826,052	2,529,260
2018-B6, 0.57% (WAC) due 10/10/51[7,12]	60,955,228	1,335,761
2018-B6, 4.76% (WAC) due 10/10/51[7]	750,000	845,437
JPMDB Commercial Mortgage Securities Trust 2017-C7, 0.99% (WAC) due 10/15/50[7,12]	131,773,606	5,482,177
2016-C4, 0.88% (WAC) due 12/15/49[7,12]	83,181,824	2,845,384
2016-C4, 3.64% (WAC) due 12/15/49[7]	2,650,000	2,779,955
2016-C2, 1.71% (WAC) due 06/15/49[7,12]	26,452,130	1,399,836

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2017-C5, 1.09% (WAC) due 03/15/50[7,12]	8,213,815	$343,726
COMM Mortgage Trust
2018-COR3, 0.58% (WAC) due 05/10/51[7,12]	197,069,442	5,317,919
2015-CR26, 1.08% (WAC) due 10/10/48[7,12]	82,745,977	2,577,405
2015-CR24, 0.90% (WAC) due 08/10/48[7,12]	46,054,474	1,172,984
2015-CR23, 1.03% (WAC) due 05/10/48[7,12]	40,239,410	988,030
2015-CR27, 1.06% (WAC) due 10/10/48[7,12]	26,477,881	858,455
2015-CR23, 3.80% due 05/10/48	700,000	756,319
2013-CR13, 0.91% (WAC) due 11/10/46[7,12]	35,746,444	520,822
2014-LC15, 1.23% (WAC) due 04/10/47[7,12]	9,412,049	204,034
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.35% (WAC) due 02/10/37[4,7]	5,350,000	5,485,428
2020-DUNE, 1.43% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 12/15/36[4,7]	3,750,000	3,755,424
2020-DUNE, 1.98% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/15/36[4,7]	1,000,000	996,729
KKR Industrial Portfolio Trust
2021-KDIP, 1.63% (1 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 12/15/37[4,7]	8,750,000	8,733,338
DBGS Mortgage Trust
2018-C1, 4.78% (WAC) due 10/15/51[7]	7,588,000	8,646,156
CSAIL Commercial Mortgage Trust
2019-C15, 1.21% (WAC) due 03/15/52[7,12]	96,832,306	5,764,447
2015-C1, 0.97% (WAC) due 04/15/50[7,12]	50,428,834	1,130,559
2016-C6, 2.03% (WAC) due 01/15/49[7,12]	5,054,624	363,137
BANK
2020-BN25, 0.53% (WAC) due 01/15/63[7,12]	140,000,000	4,873,918
2017-BNK6, 0.95% (WAC) due 07/15/60[7,12]	42,247,470	1,539,105
2017-BNK4, 1.55% (WAC) due 05/15/50[7,12]	12,768,908	707,616
UBS Commercial Mortgage Trust
2017-C2, 1.20% (WAC) due 08/15/50[7,12]	50,044,389	2,358,497
2017-C5, 1.14% (WAC) due 11/15/50[7,12]	53,047,840	2,284,394
CD Mortgage Trust
2017-CD6, 1.06% (WAC) due 11/13/50[7,12]	44,905,820	1,734,842

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
2016-CD1, 1.53% (WAC) due 08/10/49[7,12]	31,538,040	$1,702,603
2016-CD2, 0.72% (WAC) due 11/10/49[7,12]	30,908,138	749,742
CD Commercial Mortgage Trust
2017-CD4, 1.44% (WAC) due 05/10/50[7,12]	31,543,922	1,606,933
2017-CD3, 1.14% (WAC) due 02/10/50[7,12]	33,344,799	1,475,441
BBCMS Mortgage Trust
2018-C2, 0.93% (WAC) due 12/15/51[7,12]	57,940,132	2,770,286
JPMCC Commercial Mortgage Securities Trust
2017-JP6, 1.28% (WAC) due 07/15/50[7,12]	57,155,586	2,581,969
JPMBB Commercial Mortgage Securities Trust
2015-C27, 1.29% (WAC) due 02/15/48[7,12]	69,165,942	2,263,525
2013-C12, 0.57% (WAC) due 07/15/45[7,12]	33,804,634	180,294
CGMS Commercial Mortgage Trust
2017-B1, 0.96% (WAC) due 08/15/50[7,12]	64,941,135	2,404,608
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 1.03% (WAC) due 12/15/47[7,12]	64,456,912	1,806,998
CFCRE Commercial Mortgage Trust
2016-C3, 1.15% (WAC) due 01/10/48[7,12]	38,375,315	1,438,061
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.24% (WAC) due 02/15/50[7,12]	23,676,612	1,069,634
DBJPM Mortgage Trust
2017-C6, 1.11% (WAC) due 06/10/50[7,12]	23,088,447	924,886
Cam Commercial Mortgage Corp.
2002-CAM2, 6.16% due 12/14/21[4]	361,714	361,714
SG Commercial Mortgage Securities Trust
2016-C5, 2.07% (WAC) due 10/10/48[7,12]	5,779,757	359,371
Morgan Stanley Capital I Trust
2016-UBS9, 4.70% (WAC) due 03/15/49[7]	275,000	289,850
GS Mortgage Securities Corporation II
2013-GC10, 2.94% due 02/10/46	225,000	230,862
WFRBS Commercial Mortgage Trust
2013-C12, 1.25% (WAC) due 03/15/48[4,7,12]	6,629,724	77,584
Total Commercial Mortgage Backed Securities		346,503,294

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Military Housing - 1.0%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 3.48% (WAC) due 11/25/55[4,7]	114,434,082	$135,454,038
2015-R1, 4.11% (WAC) due 11/25/52[4,7]	21,841,824	24,629,199
2015-R1, 4.32% (WAC) due 10/25/52[4,7]	13,539,247	15,187,500
2015-R1, 0.52% (WAC) due 11/25/55[4,7,12]	172,310,020	11,448,416
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51[4]	12,844,194	13,758,996
2008-AMCW, 6.90% due 07/10/55[4]	8,209,239	11,101,359
2007-AETC, 5.75% due 02/10/52[4]	7,312,392	7,980,435
2007-ROBS, 6.06% due 10/10/52[4]	4,615,532	5,048,375
2006-RILY, 2.09% (1 Month USD LIBOR + 0.37%, Rate Floor: 0.37%) due 07/10/51[4,7]	6,906,888	4,028,110
2007-AET2, 6.06% due 10/10/52[4]	3,032,062	3,411,144
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[4]	21,914,374	25,376,040
2005-BLIS, 5.25% due 07/10/50[4]	2,500,000	2,769,842
GMAC Commercial Mortgage Asset Corp.
2005-DRUM, 5.47% due 05/10/50†††,4	4,469,590	4,796,763
Total Military Housing		264,990,217

Total Collateralized Mortgage Obligations
(Cost $3,936,190,925)		3,941,631,446

U.S. GOVERNMENT SECURITIES†† - 14.4%
U.S. Treasury Notes
1.25% due 08/15/31[17]	2,265,600,000	2,207,898,000
0.75% due 03/31/26	370,000,000	367,253,904
0.25% due 03/15/24	20,000,000	19,928,906
1.25% due 03/31/28	13,000,000	12,990,859
2.00% due 04/30/24	12,460,000	12,963,267
1.50% due 10/31/24	3,820,000	3,931,317
2.25% due 08/15/27	3,370,000	3,579,704
0.50% due 05/31/27	2,600,000	2,510,016
2.13% due 05/15/25	880,000	924,619
U.S. Treasury Bonds
2.00% due 08/15/51[19]	800,000,000	786,250,000
1.88% due 02/15/51	330,000,000	313,809,375
8.00% due 11/15/21	5,600,000	5,654,370
2.88% due 08/15/45	2,630,000	3,025,938
2.38% due 11/15/49	2,300,000	2,441,234
1.38% due 08/15/50	2,450,000	2,061,445
2.75% due 11/15/42	700,000	785,559
U.S. Treasury Strips
due 02/15/51[13,14]	310,000,000	165,651,042
Total U.S. Government Securities
(Cost $3,949,421,257)		3,911,659,555

SENIOR FLOATING RATE INTERESTS††,7 - 7.2%
Consumer, Cyclical - 1.3%
MB2 Dental Solutions LLC
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	44,807,222	44,011,377

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
7.19% (3 Month USD LIBOR + 6.00% and Commercial Prime Lending Rate + 5.00%, Rate Floor: 7.00%) due 01/29/27†††		11,108,551	$10,911,246
Verisure Holding AB
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/27/28	EUR	30,010,000	34,542,094
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 07/20/26	EUR	6,890,000	7,937,388
Packers Holdings LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28		33,992,379	33,815,279
BGIS (BIFM CA Buyer, Inc.)
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/01/26		32,801,662	32,637,654
Zephyr Bidco Ltd.
4.80% (1 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP	23,950,000	32,098,254
Mavis Tire Express Services TopCo Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 05/04/28		28,578,375	28,630,388
CNT Holdings I Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/08/27		24,128,750	24,143,951
Flamingo
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/24/28	EUR	18,600,000	21,369,961
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28		20,200,000	20,228,886
Loire Finco Luxembourg SARL
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/27		19,601,623	19,454,611
New Trojan Parent, Inc.
3.75% (1 Week USD LIBOR + 3.25% and 3 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 01/06/28		14,014,875	13,973,951
Adevinta ASA
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/26/28	EUR	11,000,000	12,724,676
Truck Hero, Inc.
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 01/31/28		8,955,000	8,930,732

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
Power Solutions (Panther)
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26		3,919,792	$3,900,193
SP PF Buyer LLC
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25		3,374,046	3,312,469
Cast & Crew Payroll LLC
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/09/26		2,385,451	2,374,526
1011778 BC Unlimited Liability Co.
1.84% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/19/26		1,033,226	1,019,876
OEConnection LLC
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 09/25/26		696,780	694,167
Rent-A-Center, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 02/17/28†††		498,750	501,867
Total Consumer, Cyclical			357,213,546

Industrial - 1.3%
United Airlines, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/28		40,894,500	41,145,592
American Bath Group LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27		34,168,300	34,040,169
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27		30,500,000	32,387,340
Berry Global, Inc.
1.86% (2 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/01/26		24,306,026	24,154,113
IFCO Management GmbH
3.25% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/29/26	EUR	19,870,000	22,886,179
SkyMiles IP Ltd.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27		20,345,893	21,626,463
TransDigm, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25		14,801,589	14,616,569
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25		5,798,201	5,725,144
TK Elevator Midco GmbH
4.00% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/27		12,753,866	12,771,594

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
3.63% (3 Month EURIBOR + 3.63%, Rate Floor: 3.63%) due 07/30/27	EUR	3,000,000	$3,478,047
AI Convoy Luxembourg SARL
3.50% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 01/18/27	EUR	13,593,008	15,655,422
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25		14,934,536	14,869,273
Air Canada
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28		13,150,000	13,193,789
Fugue Finance BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 08/30/24	EUR	10,500,000	11,923,314
Filtration Group Corp.
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/31/25	EUR	7,968,042	9,207,741
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25		1,652,240	1,642,954
Hillman Group, Inc.
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/14/28		10,776,315	10,760,151
Service Logic Acquisition, Inc.
4.75% (2 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27		10,370,702	10,390,199
CapStone Acquisition Holdings, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27		8,283,228	8,283,228
TricorBraun Holdings, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28		6,637,299	6,596,679
DXP Enterprises, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27		5,955,000	5,930,823
Diversitech Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/02/24		5,731,246	5,727,693
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28		5,705,700	5,705,700
YAK MAT (YAK ACCESS LLC)
10.13% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26		7,240,000	5,013,700

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
Charter Next Generation, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27		4,278,500	$4,285,859
Berlin Packaging LLC
4.25% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 03/13/28		3,500,000	3,494,890
Anchor Packaging LLC
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/20/26		1,953,259	1,949,606
CHI Overhead Doors, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 07/31/25		1,435,500	1,435,055
Fly Funding II SARL
2.50% (3 Month USD LIBOR + 1.75%, Rate Floor: 2.50%) due 08/11/25		638,152	629,377
CPG International LLC
3.25% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 05/06/24		508,112	508,020
BWAY Holding Co.
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24		123,072	120,437
API Heat Transfer
12.00% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 01/01/24†††,15		48,843	17,095
12.00% (3 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 11.00%) due 10/02/23†††,15		8,455	6,130
Total Industrial			350,178,345

Technology - 1.2%
Datix Bidco Ltd.
4.50% (3 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 04/28/25	GBP	45,800,000	60,484,045
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24		54,227,250	54,254,364
Peraton Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28		33,680,750	33,686,139
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27		29,725,375	29,781,259
Cologix Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 05/01/28		25,885,125	25,893,149

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
Team.Blue Finco SARL
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/27/28	EUR	21,520,270	$24,872,965
Valkyr Purchaser, LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 11/05/27		23,191,875	23,114,646
Apttus Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28		12,550,000	12,597,062
Project Boost Purchaser LLC
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 05/29/26		6,384,000	6,380,553
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26		3,341,405	3,323,127
Boxer Parent Co., Inc.
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 10/02/25	EUR	8,276,789	9,576,509
Aston FinCo SARL
4.83% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP	5,785,500	7,635,569
4.33% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/09/26		639,263	634,468
Cloudera, Inc.
3.25% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 12/22/27		7,960,000	7,950,050
Transact Holdings, Inc.
4.83% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26		7,304,145	7,219,709
Provation Software Group, Inc.
5.50% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/22/27		6,467,500	6,386,656
Sportradar Capital SARL
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 11/22/27	EUR	5,300,000	6,150,689
Navicure, Inc.
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 10/22/26		5,664,632	5,664,632
Storable, Inc.
3.75% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 04/17/28		5,000,000	4,983,350
Paya Holdings III, LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 06/23/28†††		3,400,000	3,395,750

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
Informatica LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/25/27		1,906,247	$1,899,099
Total Technology			335,883,790

Consumer, Non-cyclical - 1.2%
Bombardier Recreational Products, Inc.
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27		33,828,283	33,521,799
PetIQ LLC
4.75% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28		28,827,750	28,611,542
Nidda Healthcare Holding GmbH
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 08/21/26	EUR	18,276,306	20,888,175
Sunshine Investments BV
2.75% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 03/28/25	EUR	18,059,706	20,760,921
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27		19,406,383	19,479,157
Mission Veterinary Partners
4.75% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28		19,300,000	19,300,000
Sigma Holding BV (Flora Food)
3.50% (1 Month EURIBOR + 3.50% and 6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR	17,000,000	19,123,424
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27		17,414,530	17,414,530
National Mentor Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28		16,442,687	16,438,576
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28		16,342,603	16,317,108
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28		14,664,375	14,371,088

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
Endo Luxembourg Finance Company I SARL
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/27/28		12,537,000	$12,237,491
Quirch Foods Holdings LLC
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/27/27		11,612,250	11,648,596
Option Care Health, Inc.
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26		10,172,349	10,167,262
Medline Borrower LP
due 09/28/28		9,000,000	8,955,000
Energizer Holdings, Inc.
2.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/22/27		7,462,500	7,453,172
SCP Eye Care Services LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28†††		7,311,222	7,302,083
PPD, Inc.
2.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 01/13/28		7,164,000	7,149,099
Elanco Animal Health, Inc.
1.84% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27		6,778,793	6,691,618
IQVIA, Inc.
2.00% (3 Month EURIBOR + 2.00%, Rate Floor: 2.00%) due 03/07/24	EUR	4,683,039	5,400,794
Elsan SAS
3.50% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 06/16/28	EUR	4,500,000	5,204,663
Avantor Funding, Inc.
2.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 11/08/27		4,743,000	4,748,929
Spectrum Brands, Inc.
2.50% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 03/03/28		3,980,000	3,968,378
Midwest Physician Administrative Services
3.75% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 03/13/28		3,481,221	3,458,384
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26		3,223,800	3,140,916
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27†††		2,696,970	2,707,083

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Callaway Golf Company
4.59% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 01/02/26	2,504,437	$2,515,907
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27†††	2,208,995	2,208,995
Hostess Brands LLC
3.00% (1 Month USD LIBOR + 2.25% and 3 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 08/04/25	821,616	818,642
Atkins Nutritionals, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/07/24	143,666	143,924
Total Consumer, Non-cyclical		332,147,256

Financial - 1.2%
Citadel Securities, LP
2.58% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/02/28	62,685,000	62,080,717
Jane Street Group LLC
2.83% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28	37,139,184	36,749,222
Nexus Buyer LLC
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	25,923,020	25,913,688
USI, Inc.
3.38% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 12/02/26	18,858,651	18,723,057
3.13% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	6,455,553	6,408,299
Higginbotham
6.25% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.25%) due 11/25/26†††	23,020,027	22,724,370
Alter Domus
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/17/28	20,837,775	20,749,214
Orion Advisor Solutions, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/24/27	17,548,193	17,548,193
HighTower Holding LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	15,360,000	15,340,800
HUB International Ltd.
2.88% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/25/25	14,772,829	14,623,623

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
AmWINS Group, Inc.
3.00% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 02/21/28		13,333,000	$13,248,069
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26		12,394,764	12,441,244
Cross Financial Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 09/15/27		12,089,326	12,114,472
Duff & Phelps
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/09/27		10,196,742	10,217,441
Alliant Holdings Intermediate LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25		8,168,274	8,107,012
NFP Corp.
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27		7,630,863	7,546,389
Jones Deslauriers Insurance Management, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28†††	CAD	8,561,000	6,768,558
PAI Holdco, Inc.
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/28/27		5,124,250	5,126,402
Jones Deslauriers Insurance Management, Inc.
8.00% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.00%) due 03/26/29	CAD	3,171,000	2,518,045
Total Financial			318,948,815

Communications - 0.4%
Xplornet Communications, Inc.
4.84% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27		21,037,957	21,011,660
due 09/28/28		10,000,000	9,950,000
Syndigo LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††		24,775,500	24,837,439
UPC Broadband Holding BV
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/31/29		18,900,000	18,833,094
McGraw Hill LLC
5.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28		18,750,000	18,790,125

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~		Value
ProQuest LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 10/23/26		17,460,903	$17,440,649
Radiate Holdco LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 09/25/26		2,233,125	2,229,909
Zayo Group Holdings, Inc.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27		1,652,094	1,636,680
Authentic Brands
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24		1,023,145	1,021,068
Titan US Finco LLC
4.13% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/01/26		977,131	975,304
Internet Brands, Inc.
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/13/24		760,828	758,233
Telenet Financing USD LLC
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/28/28		620,000	612,510
Flight Bidco, Inc.
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25		281,728	277,736
Total Communications			118,374,407

Basic Materials - 0.3%
INEOS Ltd.
2.75% (1 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 01/29/26	EUR	31,100,000	35,758,515
Illuminate Buyer LLC
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27		26,990,252	26,934,112
GrafTech Finance, Inc.
3.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25		17,790,264	17,790,264
Trinseo Materials Operating S.C.A.
2.58% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/03/28		11,072,250	11,030,729
W.R. Grace Holdings LLC
due 09/22/28		1,250,000	1,253,912
Total Basic Materials			92,767,532

Utilities - 0.2%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27		53,260,095	53,426,799

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Energy - 0.1%
ITT Holdings LLC
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28	16,435,000	$16,400,815
Venture Global Calcasieu Pass LLC
2.46% (1 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††	11,350,093	10,725,838
Lotus Midstream, LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 09/29/25	546,159	534,554
Total Energy		27,661,207

Total Senior Floating Rate Interests
(Cost $1,983,769,983)		1,986,601,697

FEDERAL AGENCY BONDS†† - 2.5%
Tennessee Valley Authority
4.25% due 09/15/65	138,205,000	194,452,224
4.63% due 09/15/60	42,258,000	62,714,887
5.38% due 04/01/56	8,960,000	14,540,637
due 03/15/33[12,14]	3,000,000	2,383,800
due 01/15/28[12,14]	2,011,000	1,835,518
due 03/15/35[12,14]	1,142,000	842,757
due 09/15/53[12,14]	1,612,000	669,019
due 09/15/55[12,14]	1,612,000	626,862
due 09/15/56[12,14]	1,612,000	607,568
due 03/15/57[12,14]	1,612,000	599,147
due 09/15/57[12,14]	1,612,000	590,842
due 09/15/58[12,14]	1,612,000	574,576
due 03/15/59[12,14]	1,612,000	566,613
due 09/15/59[12,14]	1,612,000	558,760
due 09/15/60[12,14]	1,612,000	543,378
due 09/15/54[12,14]	1,020,000	409,165
due 03/15/61[12,14]	1,020,000	339,059
due 09/15/61[12,14]	1,020,000	334,360
due 09/15/62[12,14]	1,020,000	323,845
due 03/15/63[12,14]	1,020,000	319,341
due 09/15/63[12,14]	1,020,000	314,898
due 09/15/64[12,14]	1,020,000	304,906
due 03/15/65[12,14]	1,020,000	300,650
due 09/15/65[12,14]	1,020,000	296,454
Freddie Mac Principal Strips
due 07/15/32[13,14]	123,250,000	100,857,200
Fannie Mae Principal Strips
due 07/15/37[13,14]	89,850,000	63,296,989
due 11/15/30[13,14]	37,570,000	32,028,162
due 08/06/38[13,14]	5,850,000	4,005,460
Tennessee Valley Authority Principal Strips
due 01/15/48[13,14]	38,400,000	18,869,606
due 12/15/42[13,14]	23,785,000	13,635,512
due 01/15/38[13,14]	15,800,000	10,641,916
due 09/15/65[13,14]	3,500,000	1,017,243
due 09/15/39[13,14]	570,000	364,799
due 04/01/56[13,14]	540,000	206,835
Federal Farm Credit Bank
2.43% due 01/29/37	13,720,000	14,413,601
3.58% due 04/11/47	4,900,000	5,913,834
2.00% due 05/14/40	3,000,000	2,847,867
2.04% due 12/22/45	2,870,000	2,649,584
2.60% due 06/28/39	2,000,000	2,003,940
1.99% due 07/30/40	2,000,000	1,884,980
3.11% due 08/05/48	1,500,000	1,677,790
3.79% due 05/18/44	1,000,000	1,238,811
2.88% due 10/01/40	100,000	109,392
3.67% due 02/26/44	70,000	85,143
Freddie Mac Coupon Strips
due 03/15/30[12,14]	12,050,000	10,445,458
due 07/15/30[12,14]	8,600,000	7,393,618
due 01/15/31[12,14]	7,750,000	6,569,411
due 09/15/30[12,14]	2,906,000	2,486,786
due 03/15/31[12,14]	2,500,000	2,108,935
due 07/15/31[12,14]	1,800,000	1,506,429
due 01/15/30[12,14]	1,050,000	913,503
Freddie Mac
due 01/02/34[14]	18,000,000	14,127,084
due 09/15/36[14]	7,355,000	5,293,732
due 11/15/38[14]	6,000,000	4,075,938
2.05% due 08/19/50	2,010,000	1,770,050
2.02% due 10/05/45	720,000	663,067
U.S. International Development Finance Corp.
3.17% due 10/05/34	10,968,625	12,237,729
1.79% due 10/15/29	9,186,680	9,457,500
Fannie Mae
due 01/15/32[14]	9,413,000	7,790,566

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
due 07/15/32[14]	3,963,000	$3,239,515
due 01/15/35[14]	2,250,000	1,705,221
due 02/06/33[14]	1,456,000	1,169,925
due 01/15/33[14]	1,450,000	1,166,415
Federal Home Loan Bank
3.63% due 06/22/43	4,850,000	5,847,417
3.25% due 06/10/39	4,500,000	5,200,682
2.69% due 09/26/34	1,350,000	1,379,241
Resolution Funding Corporation Principal Strips
due 01/15/30[13,14]	1,950,000	1,700,718
due 04/15/30[13,14]	725,000	628,647
Total Federal Agency Bonds
(Cost $621,400,292)		671,675,517

MUNICIPAL BONDS†† - 0.8%
New York - 0.3%
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	40,000,000	41,974,076
New York Power Authority Revenue Bonds
2.82% due 11/15/39	16,500,000	16,803,960
New York City Water & Sewer System Revenue Bonds
5.00% due 06/15/49	650,000	807,133
Total New York		59,585,169

California - 0.1%
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/45[14]	8,565,000	3,774,142
due 08/01/39[14]	4,000,000	2,300,179
due 08/01/40[14]	2,500,000	1,374,022
due 08/01/41[14]	2,000,000	1,048,538
due 08/01/43[14]	1,900,000	912,425
due 08/01/46[14]	800,000	337,580
California Public Finance Authority Revenue Bonds
3.07% due 10/15/40	8,000,000	8,215,966
Freddie Mac Multifamily ML Certificates Revenue Bonds
2.49% due 07/25/35	6,840,106	7,064,486
San Mateo Foster City School District General Obligation Unlimited
3.06% due 08/01/44	6,125,000	6,181,237
Cypress School District General Obligation Unlimited
due 08/01/48[14]	14,450,000	5,872,824
California State University Revenue Bonds
2.98% due 11/01/51	5,000,000	5,111,434
San Bernardino Community College District General Obligation Unlimited
due 08/01/44[14]	4,750,000	2,447,124
Upland Unified School District General Obligation Unlimited
due 08/01/50[14]	5,040,000	2,257,655
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/41[14]	4,125,000	1,943,898
San Marcos Unified School District General Obligation Unlimited
due 08/01/47[14]	3,600,000	1,837,720

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
Hillsborough City School District General Obligation Unlimited
due 09/01/37[14]	1,000,000	$634,896
due 09/01/39[14]	1,000,000	579,311
Oakland Redevelopment Agency Successor Agency Tax Allocation
4.00% due 09/01/39	1,100,000	1,187,743
Wiseburn School District General Obligation Unlimited
due 08/01/34[14]	900,000	690,192
Santa Ana Unified School District General Obligation Unlimited
due 08/01/35[14]	700,000	529,702
Total California		54,301,074

Texas - 0.2%
Dallas Fort Worth International Airport Revenue Bonds
3.09% due 11/01/40	13,800,000	14,192,762
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48	10,500,000	10,520,568
Wylie Independent School District General Obligation Unlimited
due 08/15/46[14]	8,885,000	3,557,662
due 08/15/43[14]	3,555,000	1,623,803
Central Texas Turnpike System Revenue Bonds
3.03% due 08/15/41	3,150,000	3,154,732
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50	2,500,000	2,557,166
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/45[14]	2,850,000	1,068,328
due 11/15/41[14]	1,500,000	693,326
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37	1,500,000	1,580,718
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50	1,300,000	1,303,196
Grand Parkway Transportation Corp. Revenue Bonds
3.31% due 10/01/49	1,000,000	1,018,112
Total Texas		41,270,373

Ohio - 0.1%
Northeast Ohio Regional Sewer District Revenue Bonds
3.30% due 11/15/49	10,750,000	11,128,560
Ohio Turnpike & Infrastructure Commission Revenue Bonds
3.20% due 02/15/48	5,200,000	5,332,756
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50	4,000,000	3,932,117
Total Ohio		20,393,433

Illinois - 0.0%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	5,850,000	7,108,473
6.63% due 02/01/35	1,820,000	2,314,213

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
City of Chicago Illinois General Obligation Unlimited
6.31% due 01/01/44	4,500,000	$6,437,099
Total Illinois		15,859,785

Mississippi - 0.1%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	11,800,000	11,664,206

Alabama - 0.0%
Auburn University Revenue Bonds
2.68% due 06/01/50	6,500,000	6,145,835

North Carolina - 0.0%
Inlivian Revenue Bonds
3.02% due 01/01/38	4,125,000	4,136,420
Total North Carolina		4,136,420

Washington - 0.0%
Central Washington University Revenue Bonds
6.95% due 05/01/40	1,750,000	2,446,015
Klickitat County Public Utility District No. 1 Revenue Bonds
5.25% due 12/01/21	15,000	14,971
Total Washington		2,460,986

Arizona - 0.0%
Northern Arizona University Revenue Bonds
3.09% due 08/01/39	2,350,000	2,451,898

Florida - 0.0%
County of Miami-Dade Florida Revenue Bonds
due 10/01/41[14]	4,100,000	2,242,672

Oklahoma - 0.0%
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	1,000,000	982,878
Oklahoma Development Finance Authority Revenue Bonds
4.65% due 08/15/30	450,000	527,482
Total Oklahoma		1,510,360

Pennsylvania - 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds
due 01/01/41[14]	995,000	601,752
due 01/01/37[14]	570,000	395,137
Total Pennsylvania		996,889

Idaho - 0.0%
Boise State University Revenue Bonds
3.06% due 04/01/40	250,000	256,255

Total Municipal Bonds
(Cost $212,366,986)		223,275,355

FOREIGN GOVERNMENT DEBT†† - 0.1%
Panama Government International Bond
4.50% due 04/16/50	22,700,000	24,607,481
Bermuda Government International Bond
3.38% due 08/20/50[4]	8,400,000	8,417,640
Total Foreign Government Debt
(Cost $33,873,606)		33,025,121

SENIOR FIXED RATE INTERESTS††† - 0.0%
Industrial - 0.0%
CTL Logistics
2.65% due 10/10/42	7,057,887	6,865,207
Total Senior Fixed Rate Interests
(Cost $7,057,887)		6,865,207

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Face Amount~	Value
FEDERAL AGENCY NOTES†† - 0.0%
Federal Home Loan Bank
2.45% due 08/16/41	540,000	$529,984
Freddie Mac.
2.25% due 09/15/50	360,000	327,630
Federal Farm Credit Banks Funding Corp.
2.59% due 08/24/46	140,000	136,683
Total Federal Agency Notes
(Cost $1,020,803)		994,297

COMMERCIAL PAPER†† - 1.2%
Societe Generale S.A.
0.04% due 10/01/21[16]	200,000,000	200,000,000
Amphenol Corp.
0.07% due 10/01/21[16]	75,200,000	75,200,000
Reed Elsevier, Inc.
0.11% due 10/01/21[4,16]	34,600,000	34,600,000
Cintas Corporation No. 2
0.11% due 10/01/21[16]	11,000,000	11,000,000
Total Commercial Paper
(Cost $320,800,000)		320,800,000

	Notional Value
OTC OPTIONS PURCHASED†† - 0.3%
Call Options on:
Interest Rate Options
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	$6,229,100,000	35,318,997
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	1,402,500,000	7,952,175
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	1,880,100,000	7,445,196
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	630,100,000	2,495,196
Total Interest Rate Options		53,211,564

	Contracts
Put Options on:
Equity Options
Citibank, N.A. S&P 500 Index Expiring November 2021 with strike price of $4,340.00 (Notional Value $859,784,984)	1,996	26,776,340
Total Equity Options		26,776,340
Total OTC Options Purchased
(Cost $47,755,360)		79,987,904
Total Investments - 105.6%
(Cost $28,197,406,808)		$28,744,871,795

	Face Amount
Collateralized Mortgage Obligations Sold Short†† - (3.2)%
Government Agency - (3.2)%
Uniform MBS 30 Year
due 11/10/21[20]	$815,600,000	(863,532,812)
Total Collateralized Mortgage Obligations Sold Short
(Proceeds $864,431,737)		(863,532,812)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

	Contracts	Value
LISTED OPTIONS WRITTEN† - (0.0)%
Call Options on:
Equity Options
Figs, Inc. Expiring December 2022 with strike price of $55.00 (Notional Value $527,388)	142	$(73,130)
Figs, Inc. Expiring December 2022 with strike price of $50.00 (Notional Value $542,244)	146	(89,790)
Total Equity Options		(162,920)

Total Listed Options Written
(Premiums received $304,076)		(162,920)

OTC OPTIONS WRITTEN†† - (0.0)%
Put Options on:
Equity Options
Citibank, N.A. S&P 500 Index Expiring November 2021 with strike price of $3,980.00 (Notional Value $859,784,984)	1,996	(9,331,300)
Total OTC Options Written
(Premiums received $11,507,718)		(9,331,300)

Other Assets & Liabilities, net - (2.4)%		(664,353,637)
Total Net Assets - 100.0%		$27,207,491,126

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount
BofA Securities, Inc.	ICE	CDX.NA.HY.36.V1	5.00%	Quarterly	06/20/26	$232,300,000

Value	Upfront Premiums Received	Unrealized Depreciation**
$(21,412,633)	$(21,226,908)	$(185,725)

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.65%	Quarterly	08/13/30	$463,000,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.53%	Quarterly	08/06/30	243,000,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.99%	Quarterly	08/25/50	70,000,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.45%	Quarterly	07/13/27	300,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.34%	Annually	09/30/31	1,570,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.27%	Annually	02/07/23	82,400,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.22%	Quarterly	07/13/23	500,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.82%	Annually	04/01/26	600,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	12/04/21	175,200,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.34%	Annually	11/27/21	164,500,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.59%	Annually	03/07/22	150,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.47%	Annually	03/09/25	498,005,000

Counterparty	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
	$33,062,835	$3,550	$33,059,285
	19,816,652	1,984	19,814,668
	14,256,201	1,383	14,254,818
	12,639,003	1,732	12,637,271
	4,858,475	(370,530)	5,229,005
	1,276,307	228	1,276,079
	1,040,005	918	1,039,087
	562,896	2,698	560,198
	420,068	64	420,004
	346,766	55	346,711
	336,730	144	336,586
	(2,266,869)	1,644	(2,268,513)
	$86,349,069	$(356,130)	$86,705,199

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs International	ILS	Buy	239,980,850	65,373,467 USD	01/31/22	$9,275,539
Morgan Stanley Capital Services LLC	EUR	Sell	393,125,000	464,339,987 USD	10/18/21	8,787,850
Goldman Sachs International	JPY	Sell	4,532,865,300	44,786,734 USD	12/20/21	4,025,405
Goldman Sachs International	ILS	Buy	67,282,219	18,074,471 USD	08/01/22	2,926,876
Bank of America, N.A.	GBP	Sell	69,380,000	95,750,783 USD	10/18/21	2,254,880
JPMorgan Chase Bank, N.A.	GBP	Sell	44,884,000	61,983,547 USD	10/18/21	1,498,247
Goldman Sachs International	ILS	Buy	28,886,625	7,727,829 USD	11/30/22	1,307,126
Citibank, N.A.	EUR	Sell	21,305,000	24,939,486 USD	12/31/21	207,022
JPMorgan Chase Bank, N.A.	EUR	Sell	4,475,000	5,250,535 USD	10/18/21	64,918
Goldman Sachs International	ILS	Buy	356,625	95,100 USD	11/30/21	15,721
Bank of America, N.A.	EUR	Buy	400,000	463,908 USD	10/18/21	(389)
Goldman Sachs International	ILS	Sell	356,625	106,446 USD	11/30/21	(4,375)
Citibank, N.A.	EUR	Buy	220,000	260,125 USD	10/18/21	(5,190)
Goldman Sachs International	CAD	Sell	11,866,000	9,350,257 USD	10/18/21	(19,455)
Goldman Sachs International	ILS	Sell	28,886,625	8,761,488 USD	11/30/22	(273,468)
Goldman Sachs International	ILS	Sell	67,282,219	20,296,295 USD	08/01/22	(705,052)
Bank of America, N.A.	ILS	Sell	75,749,000	22,457,456 USD	01/31/22	(1,105,205)
Barclays Bank plc	JPY	Buy	4,532,865,300	43,207,180 USD	12/20/21	(2,445,852)
Goldman Sachs International	ILS	Sell	164,231,850	48,573,458 USD	01/31/22	(2,512,885)
						$23,291,713

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Special Purpose Acquisition Company (SPAC).
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of September 30, 2021.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $11,013,161,027 (cost $10,873,092,947), or 40.5% of total net assets.

[5]	Perpetual maturity.
[6]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[7]

Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $251,887,926 (cost $253,056,719), or 0.9% of total net assets — See Note 10.

[9]	Security is in default of interest and/or principal obligations.
[10]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[11]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2021. See table below for additional step information for each security.

[12]	Security is an interest-only strip.
[13]	Security is a principal-only strip.
[14]	Zero coupon rate security.
[15]	Payment-in-kind security.
[16]	Rate indicated is the effective yield at the time of purchase.
[17]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2021, the total market value of segregated or earmarked securities was $2,257,364,215 — See Note 6.

[18]	All or a portion of this security is pledged as listed options collateral at September 30, 2021.
[19]	All or a portion of this security is pledged as interest rate swap collateral at September 30, 2021.
[20]	Security is unsettled at period end and does not have a stated effective rate.
BofA — Bank of America
CAD — Canadian Dollar
CDX.NA.HY.36.V1 — Credit Default Swap North American High Yield Series XX Index Version X
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$275,427,855	$—	$521		$275,428,376
Preferred Stocks	—	647,066,441	—	*	647,066,441
Warrants	2,999,511	—	—		2,999,511
Mutual Funds	68,733,518	—	—		68,733,518
Closed-End Funds	16,796,073	—	—		16,796,073
Money Market Fund	71,613,299	—	—		71,613,299
Corporate Bonds	—	10,454,128,738	624,825,088		11,078,953,826
Asset-Backed Securities	—	4,678,120,676	728,643,975		5,406,764,651
Collateralized Mortgage Obligations	—	3,839,437,793	102,193,653		3,941,631,446
U.S. Government Securities	—	3,911,659,555	—		3,911,659,555
Senior Floating Rate Interests	—	1,850,483,866	136,117,831		1,986,601,697
Federal Agency Bonds	—	671,675,517	—		671,675,517
Municipal Bonds	—	223,275,355	—		223,275,355
Foreign Government Debt	—	33,025,121	—		33,025,121
Senior Fixed Rate Interests	—	—	6,865,207		6,865,207
Federal Agency Notes	—	994,297	—		994,297
Commercial Paper	—	320,800,000	—		320,800,000
Options Purchased	—	79,987,904	—		79,987,904
Interest Rate Swap Agreements**	—	88,973,712	—		88,973,712
Forward Foreign Currency Exchange Contracts**	—	30,363,584	—		30,363,584
Total Assets	$435,570,256	$26,829,992,559	$1,598,646,275		$28,864,209,090

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Collateralized Mortgage Obligations Sold Short	$—	$863,532,812	$—	$863,532,812
Options Written	162,920	9,331,300	—	9,494,220
Credit Default Swap Agreements**	—	185,725	—	185,725
Interest Rate Swap Agreements**	—	2,268,513	—	2,268,513
Forward Foreign Currency Exchange Contracts**	—	7,071,871	—	7,071,871
Unfunded Loan Commitments (Note 9)	—	—	654,750	654,750
Total Liabilities	$162,920	$882,390,221	$654,750	$883,207,891

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $596,666,813 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$689,378,940	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	39,265,035	Yield Analysis	Yield	2.4%-4.2%	3.2%
Collateralized Mortgage Obligations	97,396,890	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	4,796,763	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Common Stocks	521	Enterprise Value	Valuation Multiple	2.1x-12.8x	5.1x
Corporate Bonds	460,347,204	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Corporate Bonds	101,594,048	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	59,701,976	Yield Analysis	Yield	3.2%
Corporate Bonds	3,181,860	Model Price	Purchase Price	—	—
Senior Fixed Rate Interests	6,865,207	Yield Analysis	Yield	2.7%	—
Senior Floating Rate Interests	77,646,993	Yield Analysis	Yield	6.8%-7.4%	6.9%
Senior Floating Rate Interests	57,968,971	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	501,867	Third Party Pricing	Vendor Price	—	—
Total Assets	$1,598,646,275
Liabilities:
Unfunded Loan Commitments	$654,750	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2021, the Fund had securities with a total value of $135,321,420 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total value of a $11,268,317 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2021:

	Assets
	Asset Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks
Beginning Balance	$466,869,292	$167,618,207	$244,694,520	$424,325	$3,870
Purchases/(Receipts)	537,446,300	114,123,088	374,245,360	146,451,049	33
(Sales, maturities and paydowns)/Fundings	(398,595,826)	(177,993,283)	(2,137,765)	(12,451,931)	—
Amortization of premiums/discounts	36,126	(22,889)	(112,989)	276,867	—
Total realized gains (losses) included in earnings	2,912,455	(11,823)	(127,861)	812,142	—
Total change in unrealized appreciation (depreciation) included in earnings	(4,186,054)	(1,519,647)	8,372,402	605,379	(3,382)
Transfers into Level 3	132,139,560	—	3,181,860	—	—
Transfers out of Level 3	(7,977,878)	—	(3,290,439)	—	—
Ending Balance	728,643,975	102,193,653	624,825,088	136,117,831	521
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2021	$(4,166,485)	$(68,430)	$8,541,301	$606,143	$(3,382)

	Assets			Liabilities
	Preferred Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$4,598	$—	$879,614,812	$(2,340,507)
Purchases/(Receipts)	—	7,057,887	1,179,323,717	(475,899)
(Sales, maturities and paydowns)/Fundings	—	—	(591,178,805)	2,010,573
Amortization of premiums/discounts	—	—	177,115	3,176
Total realized gains (losses) included in earnings	—	—	3,584,913	1,098
Total change in unrealized appreciation (depreciation) included in earnings	(4,598)	(192,680)	3,071,420	146,809
Transfers into Level 3	—	—	135,321,420	—
Transfers out of Level 3	—	—	(11,268,317)	—
Ending Balance	$—	$6,865,207	$1,598,646,275	$(654,750)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2021	$(4,598)	$(192,680)	$4,711,869	$148,658

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
TOTAL RETURN BOND FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/26/24	5.62%	09/26/25
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/26/24	5.75%	04/26/25
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	4.20%	07/26/24	5.99%	07/26/25
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on From N-CSR is available publicly or upon request.

Transactions during the year ended September 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)
Common Stocks
BP Holdco LLC*	$188	$—	$—	$—
Mutual Funds
Guggenheim Strategy Fund II	26,762,744	428,900	—	—
Guggenheim Strategy Fund III	14,458,530	238,090	—	—
Guggenheim Ultra Short Duration Fund — Institutional Class	26,551,766	258,131	—	—
	$67,773,228	$925,121	$—	$—

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
TOTAL RETURN BOND FUND

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 09/30/21	Shares 09/30/21	Investment Income
Common Stocks
BP Holdco LLC*	$187	$375	$532	$—
Mutual Funds
Guggenheim Strategy Fund II	21,607	27,213,251	1,088,966	428,898
Guggenheim Strategy Fund III	40,403	14,737,023	586,198	238,089
Guggenheim Ultra Short Duration Fund — Institutional Class	(26,653)	26,783,244	2,686,384	258,130
	$35,544	$68,733,893		$925,117

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

STATEMENT OF ASSETS AND LIABILITIES
TOTAL RETURN BOND FUND

September 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $28,128,863,917)	$28,676,137,902
Investments in affiliated issuers, at value (cost $68,542,891)	68,733,893
Foreign currency, at value (cost $46,849,781)	46,849,781
Cash	436,576,543
Segregated cash with broker	21,403,756
Unamortized upfront premiums paid on interest rate swap agreements	14,400
Unrealized appreciation on forward foreign currency exchange contracts	30,363,584
Prepaid expenses	382,395
Receivables:
Securities sold	2,469,719,130
Interest	156,010,551
Fund shares sold	39,777,770
Variation margin on interest rate swap agreements	11,894,233
Variation margin on credit default swap agreements	360,752
Dividends	306,377
Foreign tax reclaims	81,208
Total assets	31,958,612,275

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $818,653)	654,750
Reverse repurchase agreements	596,666,812
Securities sold short, at value (proceeds $(864,431,737)	863,532,812
Options written, at value (premiums received $11,811,794)	9,494,220
Segregated cash due to broker	61,715,583
Unamortized upfront premiums received on credit default swap agreements	21,226,908
Unamortized upfront premiums received on interest rate swap agreements	370,530
Unrealized depreciation on forward foreign currency exchange contracts	7,071,871
Payable for:
Securities purchased	3,120,490,489
Fund shares redeemed	48,834,914
Distributions to shareholders	6,840,064
Management fees	4,801,119
Fund accounting/administration fees	1,448,051
Transfer agent/maintenance fees	823,578
Distribution and service fees	626,048
Protection fees on credit default swap agreements	354,903
Trustees’ fees*	19,181
Due to Investment Adviser	1,404
Miscellaneous	6,147,912
Total liabilities	4,751,121,149
Net assets	$27,207,491,126

Net assets consist of:
Paid in capital	$26,379,846,245
Total distributable earnings (loss)	827,644,881
Net assets	$27,207,491,126

A-Class:
Net assets	$677,172,172
Capital shares outstanding	23,399,220
Net asset value per share	$28.94
Maximum offering price per share (Net asset value divided by 96.00%)	$30.15

C-Class:
Net assets	$327,712,470
Capital shares outstanding	11,322,684
Net asset value per share	$28.94

P-Class:
Net assets	$1,043,506,831
Capital shares outstanding	36,066,476
Net asset value per share	$28.93

Institutional Class:
Net assets	$24,912,048,850
Capital shares outstanding	860,046,643
Net asset value per share	$28.97

R6-Class:
Net assets	$247,050,803
Capital shares outstanding	8,524,086
Net asset value per share	$28.98

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
TOTAL RETURN BOND FUND

Year Ended September 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$34,340,178
Dividends from securities of affiliated issuers	925,117
Interest from securities of unaffiliated issuers(net of foreign withholding tax of $139,434)	768,557,850
Total investment income	803,823,145

Expenses:
Management fees	96,284,021
Distribution and service fees:
A-Class	1,782,845
C-Class	3,442,855
P-Class	2,402,963
Transfer agent/maintenance fees:
A-Class	792,721
C-Class	348,149
P-Class	1,296,283
Institutional Class	19,243,564
R6-Class	19,162
Fund accounting/administration fees	16,402,145
Line of credit fees	2,246,045
Professional fees	1,353,293
Custodian fees	406,708
Trustees’ fees*	402,516
Interest expense	66,386
Miscellaneous	1,707,599
Recoupment of previously waived fees:
A-Class	8,804
C-Class	8,581
R6-Class	16,820
Total expenses	148,231,460
Less:
Expenses reimbursed by Adviser:
A-Class	(420,192)
C-Class	(173,333)
P-Class	(780,758)
Institutional Class	(16,010,999)
R6-Class	(5,961)
Expenses waived by Adviser	(131,354)
Earnings credits applied	(25,886)
Total waived/reimbursed expenses	(17,548,483)
Net expenses	130,682,977
Net investment income	673,140,168

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	340,720,099
Investments sold short	(3,623,581)
Swap agreements	(44,244,150)
Futures contracts	94,051
Options purchased	38,488,836
Forward foreign currency exchange contracts	61,173,757
Foreign currency transactions	(3,015,010)
Net realized gain	389,594,002
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(490,468,002)
Investments in affiliated issuers	35,544
Investments sold short	898,925
Swap agreements	29,427,222
Options purchased	13,834,520
Options written	2,317,574
Forward foreign currency exchange contracts	(41,013,701)
Foreign currency translations	4,324
Net change in unrealized appreciation (depreciation)	(484,963,594)
Net realized and unrealized loss	(95,369,592)
Net increase in net assets resulting from operations	$577,770,576

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND FUND

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$673,140,168	$363,342,717
Net realized gain on investments	389,594,002	584,388,023
Net change in unrealized appreciation (depreciation) on investments	(484,963,594)	795,295,708
Net increase in net assets resulting from operations	577,770,576	1,743,026,448

Distributions to shareholders:
A-Class	(35,606,058)	(14,139,957)
C-Class	(15,002,591)	(4,404,558)
P-Class	(49,331,911)	(17,649,084)
Institutional Class	(1,162,088,286)	(363,935,819)
R6-Class	(10,411,606)	(3,433,470)
Total distributions to shareholders	(1,272,440,452)	(403,562,888)

Capital share transactions:
Proceeds from sale of shares
A-Class	301,735,718	390,304,686
C-Class	71,243,493	96,598,040
P-Class	592,976,433	445,917,866
Institutional Class	11,987,961,377	10,467,112,876
R6-Class	125,161,838	149,980,117
Distributions reinvested
A-Class	30,151,720	12,577,240
C-Class	12,720,024	3,666,589
P-Class	49,197,254	17,508,562
Institutional Class	1,001,642,286	303,841,966
R6-Class	10,404,509	3,433,046
Cost of shares redeemed
A-Class	(441,115,944)	(257,595,809)
C-Class	(84,837,172)	(71,903,157)
P-Class	(493,935,219)	(417,273,313)
Institutional Class	(6,600,975,826)	(4,949,016,576)
R6-Class	(50,585,771)	(53,331,923)
Net increase from capital share transactions	6,511,744,720	6,141,820,210
Net increase in net assets	5,817,074,844	7,481,283,770

Net assets:
Beginning of year	21,390,416,282	13,909,132,512
End of year	$27,207,491,126	$21,390,416,282

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
TOTAL RETURN BOND FUND

	Year Ended September 30, 2021	Year Ended September 30, 2020
Capital share activity:
Shares sold
A-Class	10,307,437	13,593,542
C-Class	2,422,706	3,373,040
P-Class	20,237,868	15,597,287
Institutional Class	409,526,835	366,759,309
R6-Class	4,284,001	5,376,306
Shares issued from reinvestment of distributions
A-Class	1,027,814	441,156
C-Class	433,192	128,418
P-Class	1,677,702	615,214
Institutional Class	34,155,691	10,620,644
R6-Class	354,677	120,055
Shares redeemed
A-Class	(14,980,704)	(9,218,165)
C-Class	(2,913,083)	(2,550,900)
P-Class	(17,001,560)	(14,959,306)
Institutional Class	(226,736,966)	(176,503,485)
R6-Class	(1,732,537)	(1,897,087)
Net increase in shares	221,063,073	211,496,028

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$29.76	$27.42	$26.69	$27.05	$27.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.56	.64	.72	.83
Net gain (loss) on investments (realized and unrealized)	(.05)	2.41	.85	(.37)	.05
Total from investment operations	.67	2.97	1.49	.35	.88
Less distributions from:
Net investment income	(.76)	(.63)	(.65)	(.71)	(.95)
Net realized gains	(.73)	—	(.11)	—	(.11)
Total distributions	(1.49)	(.63)	(.76)	(.71)	(1.06)
Net asset value, end of period	$28.94	$29.76	$27.42	$26.69	$27.05

Total Return[b]	2.27%	10.96%	5.70%	1.28%	3.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$677,172	$804,750	$609,602	$589,760	$744,989
Ratios to average net assets:
Net investment income (loss)	2.47%	1.99%	2.37%	2.66%	3.08%
Total expenses[c]	0.84%	0.87%	0.96%	0.93%	1.02%
Net expenses[d,e,f]	0.79%	0.80%	0.80%	0.81%	0.87%
Portfolio turnover rate	92%	116%	68%	48%	72%

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$29.76	$27.43	$26.69	$27.05	$27.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.35	.43	.52	.65
Net gain (loss) on investments (realized and unrealized)	(.05)	2.40	.87	(.38)	.03
Total from investment operations	.45	2.75	1.30	.14	.68
Less distributions from:
Net investment income	(.54)	(.42)	(.45)	(.50)	(.75)
Net realized gains	(.73)	—	(.11)	—	(.11)
Total distributions	(1.27)	(.42)	(.56)	(.50)	(.86)
Net asset value, end of period	$28.94	$29.76	$27.43	$26.69	$27.05

Total Return[b]	1.50%	10.10%	4.95%	0.53%	2.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$327,712	$338,656	$286,050	$265,486	$251,177
Ratios to average net assets:
Net investment income (loss)	1.72%	1.24%	1.62%	1.93%	2.44%
Total expenses[c]	1.59%	1.59%	1.60%	1.62%	1.74%
Net expenses[d,e,f]	1.53%	1.55%	1.55%	1.55%	1.60%
Portfolio turnover rate	92%	116%	68%	48%	72%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$29.75	$27.42	$26.69	$27.04	$27.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.56	.63	.72	.85
Net gain (loss) on investments (realized and unrealized)	(.05)	2.40	.86	(.36)	.03
Total from investment operations	.67	2.96	1.49	.36	.88
Less distributions from:
Net investment income	(.76)	(.63)	(.65)	(.71)	(.96)
Net realized gains	(.73)	—	(.11)	—	(.11)
Total distributions	(1.49)	(.63)	(.76)	(.71)	(1.07)
Net asset value, end of period	$28.93	$29.75	$27.42	$26.69	$27.04

Total Return	2.27%	10.92%	5.70%	1.32%	3.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,043,507	$926,745	$819,770	$738,694	$572,644
Ratios to average net assets:
Net investment income (loss)	2.47%	1.98%	2.37%	2.69%	3.14%
Total expenses[c]	0.87%	0.88%	0.87%	0.91%	1.03%
Net expenses[d,e,f]	0.79%	0.80%	0.80%	0.80%	0.86%
Portfolio turnover rate	92%	116%	68%	48%	72%

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Per Share Data
Net asset value, beginning of period	$29.78	$27.45	$26.71	$27.07	$27.26
Income (loss) from investment operations:
Net investment income (loss)[a]	.81	.65	.71	.80	.93
Net gain (loss) on investments (realized and unrealized)	(.05)	2.39	.87	(.37)	.04
Total from investment operations	.76	3.04	1.58	.43	.97
Less distributions from:
Net investment income	(.84)	(.71)	(.73)	(.79)	(1.05)
Net realized gains	(.73)	—	(.11)	—	(.11)
Total distributions	(1.57)	(.71)	(.84)	(.79)	(1.16)
Net asset value, end of period	$28.97	$29.78	$27.45	$26.71	$27.07

Total Return	2.59%	11.23%	6.03%	1.59%	3.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,912,049	$19,152,857	$12,138,270	$8,957,902	$6,418,897
Ratios to average net assets:
Net investment income (loss)	2.76%	2.29%	2.64%	2.99%	3.47%
Total expenses[c]	0.57%	0.57%	0.58%	0.58%	0.68%
Net expenses[d,e,f]	0.50%	0.51%	0.51%	0.50%	0.52%
Portfolio turnover rate	92%	116%	68%	48%	72%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Period Ended Sept. 30, 2017[g]
Per Share Data
Net asset value, beginning of period	$29.80	$27.46	$26.73	$27.09	$27.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.81	.65	.71	.81	.86
Net gain (loss) on investments (realized and unrealized)	(.06)	2.40	.86	(.38)	.18
Total from investment operations	.75	3.05	1.57	.43	1.04
Less distributions from:
Net investment income	(.84)	(.71)	(.73)	(.79)	(.99)
Net realized gains	(.73)	—	(.11)	—	(.11)
Total distributions	(1.57)	(.71)	(.84)	(.79)	(1.10)
Net asset value, end of period	$28.98	$29.80	$27.46	$26.73	$27.09

Total Return	2.56%	11.26%	5.99%	1.59%	3.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$247,051	$167,409	$55,441	$37,735	$13,709
Ratios to average net assets:
Net investment income (loss)	2.76%	2.28%	2.64%	3.00%	3.35%
Total expenses[c]	0.50%	0.52%	0.52%	0.53%	0.65%
Net expenses[d,e,f]	0.50%	0.51%	0.51%	0.50%	0.51%
Portfolio turnover rate	92%	116%	68%	48%	72%

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FINANCIAL HIGHLIGHTS (concluded)
TOTAL RETURN BOND FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	0.00%*	—	0.00%*	0.01%
C-Class	0.00%*	0.00%*	—	0.00%*	0.01%
P-Class	—	0.00%*	0.00%*	0.00%*	0.01%
Institutional Class	—	0.00%*	—	0.00%*	—
R6-Class	0.01%	0.00%*	0.00%*	0.00%*	—

*	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.78%	0.79%	0.79%	0.80%	0.84%
C-Class	1.53%	1.54%	1.54%	1.55%	1.57%
P-Class	0.78%	0.79%	0.79%	0.80%	0.83%
Institutional Class	0.49%	0.50%	0.50%	0.49%	0.49%
R6-Class	0.49%	0.50%	0.50%	0.49%	0.48%

[g]	Since commencement of operations: October 19, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

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NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Total Return Bond Fund (the “Fund”), a diversified investment company. At September 30, 2021, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”) which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

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The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s close price from the applicable exchange, adjusted for the current day’s spreads.

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The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying positions that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess

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NOTES TO FINANCIAL STATEMENTS (continued)

fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes

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NOTES TO FINANCIAL STATEMENTS (continued)

a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(g) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

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NOTES TO FINANCIAL STATEMENTS (continued)

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(k) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(l) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if

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NOTES TO FINANCIAL STATEMENTS (continued)

the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(m) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(n) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

(o) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2021, are disclosed in the Statement of Operations.

(p) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at September 30, 2021.

(q) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(r) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to

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NOTES TO FINANCIAL STATEMENTS (continued)

identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

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NOTES TO FINANCIAL STATEMENTS (continued)

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$12,480,041,667	$146,875,993

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge	$89,136	$146,875,993

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s

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NOTES TO FINANCIAL STATEMENTS (continued)

clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Income	$—	$1,636,698

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income, Index Exposure	$66,801,112	$7,555,216

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$3,310,630,000	$1,719,916,667

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit

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derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Income, Index Exposure	$124,540,833	$58,075,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$876,131,411	$1,283,978,450

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest rate swap contracts	Unamortized upfront premiums paid on	Unamortized upfront premiums received on interest rate swap agreements
Interest rate swap agreements
Variation margin on interest rate swap agreements
Credit contracts on swaps	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
	Variation margin on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements
Equity/Interest rate option contracts	Investments in unaffiliated issuers, at value	Options written, at value

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2021:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at September 30, 2021
$88,973,712	$—	$—	$26,776,340	$30,363,584	$53,211,564	$199,325,200

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at September 30, 2021
$2,268,513	$185,725	$9,494,220	$—	$7,071,871	$—	$19,020,329

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Interest rate option contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written
Interest rate/Credit swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total
$94,051	$(83,428,480)	$39,184,330	$—	$—	$61,173,757	$38,488,836	$55,512,494

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total
$—	$51,879,929	$(22,452,707)	$2,317,574	$2,235,520	$(41,013,701)	$11,599,000	$4,565,615

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$30,363,584	$—	$30,363,584	$(4,827,851)	$(24,353,282)	$1,182,451
Options purchased	79,987,904	—	79,987,904	(9,129,468)	(30,503,763)	40,354,673

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$7,071,871	$—	$7,071,871	$(4,626,019)	$—	2,445,852
Options written	9,331,300	—	9,331,300	(9,331,813)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Credit default swap agreements	$21,403,756	$—
BofA Securities, Inc.	Interest rate swap agreements	—	6,589,135
Citibank, N.A.	Forward foreign currency exchange contracts, Options	—	16,346,417
Goldman Sachs International	Forward foreign currency exchange contracts, Options	—	21,750,031
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts	—	1,530,000
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	15,500,000
		$21,403,756	$61,715,583

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	0.79%	11/20/17	02/01/23
C-Class	1.54%	11/20/17	02/01/23
P-Class	0.79%	11/20/17	02/01/23
Institutional Class	0.50%	11/30/12	02/01/23
R6-Class	0.50%	10/19/16	02/01/23

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2022	2023	2024	Total
A-Class	$970,954	$440,686	$421,811	$1,833,451
C-Class	139,409	133,369	174,119	446,897
P-Class	529,763	636,580	783,250	1,949,593
Institutional Class	6,918,582	8,669,558	16,070,212	31,658,352
R6-Class	—	—	4,637	4,637

For the year ended September 30, 2021, GI recouped $34,205 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2021, the Fund waived $66,654 related to investments in affiliated funds.

For the year ended September 30, 2021, GFD retained sales charges of $337,585 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2021, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at September 30, 2021	Average Balance Outstanding	Average Interest Rate
365	$596,666,812	$689,037,601	0.01%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statement of Assets of Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse repurchase agreements	$596,666,812	$—	$596,666,812	$(596,666,812)	$—	$—

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As of September 30, 2021, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
RBC Capital Markets, LLC	(0.25%)	Open maturity	$10,915,032
BofA Securities, Inc.	(0.06%)	10/01/21	292,874,512
J.P. Morgan Securities LLC	(0.09%)	10/01/21	292,877,268
Total			$596,666,812

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year end, aggregated by asset class of the related collateral pledged by the Fund:

Asset Type	Up to 30 days	Overnight and continuous	Total
Corporate Bonds	$—	$10,915,032	$10,915,032
U.S. Government Securities	585,751,780	—	585,751,780
Gross amount of recognized liabilities for reverse repurchase agreements	$585,751,780	$10,915,033	$596,666,812

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$1,067,305,263	$205,135,189	$1,272,440,452

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$403,562,888	$—	$403,562,888

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2021 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$120,960,658	$142,331,194	$621,617,803	$—	$(57,264,774)	$827,644,881

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2021, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in certain swap agreements and CLO securities, foreign currency gains and losses, the “mark-to-market” of certain derivatives, losses deferred due to wash sales, distributions in connection with redemption of fund shares, dividends payable, and the “mark-to-market” or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from bond premium/discount amortization, income accruals on certain investments, the deferral of losses related to tax straddle investments, and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2021 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$56,908,346	$(56,908,346)

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NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$27,336,920,871	$847,544,547	$(226,101,181)	$621,443,366

Note 8 – Securities Transactions

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$19,649,486,687	$18,590,971,108

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$6,914,373,833	$3,900,167,936

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$122,459,283	$103,737,707	$5,438,297

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2021, were as follows:

Borrower	Maturity Date	Face Amount*		Value
CapStone Acquisition Holdings, Inc.	11/12/27		$1,216,000	$10,578
CTL Logistics	08/10/42		692,113	18,895
Higginbotham	11/25/26		975,145	12,524
HighTower Holding LLC	04/21/28		3,840,000	4,800
Hillman Group, Inc.	07/14/28		2,330,014	5,354
Jones Deslauriers Insurance Management, Inc.	03/26/29	CAD	318,000	—
KKR Core Holding Company LLC	07/15/31		67,040,000	—
MB2 Dental Solutions LLC	12/22/21		16,641,679	166,417
	01/29/27		21,513,704	86,535
Medline Industries, Inc.	08/06/22		65,750,000	—
National Mentor Holdings, Inc.	03/02/28		731,999	3,341
SCP Eye Care Services LLC	03/16/28		1,270,455	1,588
Service Logic Acquisition, Inc.	10/29/27		2,154,104	—
Team.Blue Finco SARL	03/27/28	EUR	1,229,730	3,305
TricorBraun Holdings, Inc.	03/03/28		912,701	5,586
Venture Global Calcasieu Pass LLC	08/19/26		6,105,940	335,827
				$654,750

*	The face amount is denominated in U.S. dollars unless otherwise indicated.

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[1,2]	11/30/11	$335,966	$41
Anchorage Credit Funding Ltd.
2021-13A, 3.65% due 07/27/39	06/30/21	1,950,000	1,949,816
Atlas Mara Ltd.
due 12/31/21[2]	10/01/15	6,549,962	3,181,860
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC ) due 06/25/69[1]	06/25/19	9,947,406	10,089,159
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[1]	11/02/18	12,228,104	12,712,974

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NOTES TO FINANCIAL STATEMENTS (continued)

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	$20,545,883	$22,413,506
Copper River CLO Ltd.
2007-1A, due 01/20/21[3]	05/09/14	42,059	51,345
FKRT
2020-C2A, 3.25% due 12/30/23	12/03/20	97,442,663	97,396,890
Grand Avenue CRE Ltd.
2020-FL2, 4.35% (30 Day Average U.S. Secured Overnight Financing Rate + 4.37%, Rate Floor: 4.26%) due 03/15/35[1]	05/29/20	1,090,401	1,110,982
Grand Avenue CRE Ltd.
2020-FL2, 3.34% (30 Day Average U.S. Secured Overnight Financing Rate + 3.36%, Rate Floor: 3.25%) due 03/15/35[1]	05/29/20	62,812	62,825
HGI CRE CLO Ltd.
2021-FL2, 1.90% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 09/19/26[1]	09/17/21	1,000,000	1,000,000
LSTAR Securities Investment Ltd.
2021-2, 1.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	33,458,671	33,472,422
LSTAR Securities Investment Ltd.
2021-1, 1.89% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	63,569,774	63,763,344
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	12/17/12	1,676,358	1,530,823
Ready Capital Mortgage Financing LLC
2019-FL3, 1.09% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 03/25/34[1]	01/30/20	1,665,693	1,661,871
TRTX Issuer Ltd.
2019-FL3, 1.93% (30 Day Average U.S. Secured Overnight Financing Rate + 1.86%, Rate Floor: 1.75%) due 10/15/34[1]	01/05/21	1,490,967	1,490,068
		$253,056,719	$251,887,926

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security is in default of interest and/or principal obligations.
[3]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

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NOTES TO FINANCIAL STATEMENTS (concluded)

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 1, 2021, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2021.

On October 1, 2021, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 12 – COVID-19

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Total Return Bond Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2021

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2021, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2021, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
1.62%	1.56%	63.88%	100.00%

With respect to the taxable year ended September 30, 2021, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$205,135,189	$56,908,346

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

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OTHER INFORMATION (Unaudited)(continued)

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

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OTHER INFORMATION (Unaudited)(continued)

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

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OTHER INFORMATION (Unaudited)(continued)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.4 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 26, 2021.

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OTHER INFORMATION (Unaudited)(continued)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as

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OTHER INFORMATION (Unaudited)(continued)

well as the risks assumed by each party, cannot be ascribed to distinct legal entities.5 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2021.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 81st and 91st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings were in the 87th and 89th percentiles, respectively, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd percentile of its performance universe for the three-year period ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee noted that the Fund’s three-year performance ranking had not improved as of March 31, 2021, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

High Yield Fund: The returns of the Fund’s Institutional Class shares ranked in the 46th and 79th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably lower duration and average maturity and an underweight to credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, contributed to relative underperformance. The Committee noted management’s statement that, although the Fund experienced strong downside protection in the first quarter of 2020, the Fund’s continued lower exposure to the most speculative names, which outperformed for the remainder of 2020, hurt relative performance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given deteriorating credit fundamentals and disproportionately tight markets and that more attractive risk-adjusted returns will be realized when volatility and downside risk increases. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 34th and 70th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s

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increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year period. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, the Fund underperformed relative to its peers for the remainder of 2020 due to lack of upside participation. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 40th and 43rd percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal, regulatory and operational risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2020. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

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Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (53rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Mid Growth Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group, which the Committee noted was largely driven by the relatively small size of the Fund and the higher other operating expense ratio in comparison to its peers.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (79th, 100th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

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OTHER INFORMATION (Unaudited)(continued)

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund

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business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

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OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	157	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	157	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	157	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018)

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors. We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 153

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 155

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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9.30.2021

Guggenheim Funds Annual Report

Guggenheim Ultra Short Duration Fund

GuggenheimInvestments.com	USD-ANN-0921x0922

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ULTRA SHORT DURATION FUND	9
NOTES TO FINANCIAL STATEMENTS	47
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	70
OTHER INFORMATION	72
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	86
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	93
LIQUIDITY RISK MANAGEMENT PROGRAM	98

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2021

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Manager”) is pleased to present the shareholder report for Guggenheim Ultra Short Duration Fund (the “Fund”) for the annual fiscal period ended September 30, 2021.

The Investment Manager is responsible for the management of the Funds’ portfolio of investments. It is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and the Investment Manager.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2021

COVID-19. The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Ultra Short Duration Fund may not be suitable for all investors. The investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the holdings and share price to decline. Investors in asset- backed securities, including collateralized loan obligations (CLOs) generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. The use of leverage, through borrowings or instruments such as derivatives, may cause the fund to be more volatile and riskier than if it had not been leveraged. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. It is important to note that the Fund is not guaranteed by the U.S. government. Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2021

In the 12-month period ended September 30, 2021, the yield on the two-year Treasury rose 15 basis points to 0.28% from 0.13%, and the ten-year Treasury climbed 83 basis points to 1.52% from 0.69%. The spread between the two-year Treasury and ten-year Treasury widened to 124 basis points from 56 basis points. One basis point equals 0.01%. Treasury yields posted their biggest rise in months following the Federal Open Market Committee (“FOMC”) meeting in September, at which Chair Powell noted that inflation would be higher and last longer than previously expected. Treasury yields continued to rise toward the end of the month.

Reports circulating in September about the inability of Evergrande, China’s second largest real estate development company, to repay an installment on its approximately $300 billion in debt sparked panic in credit markets in Asia. There was chatter about an Evergrande bankruptcy, a la Lehman Brothers, that would ignite a conflagration that could ravage China’s debt-reliant economy and spread across the world, triggering another global financial crisis. Others saw echoes of the collapse of Long-Term Capital Management, the highly leveraged hedge fund that collapsed in 1998 and required a bailout and debt rewind managed by the Federal Reserve (the “Fed”) to quell fears of a global financial meltdown.

As the month of September progressed and the Chinese government stepped in with liquidity and behind-the-scenes pressure on state-owned and state-backed enterprises to purchase Evergrande assets, tensions eased, but the question remains as to what ultimately will become of Evergrande. The most likely outcome is a “controlled fire” approach in which the government attempts to limit the contagion of Evergrande’s woes by propping up the company until its debts are restructured and reshuffled, its projects completed by others, and its properties sold off.

As Evergrande troubles captured the world’s attention, the September FOMC meeting made it clear that the Fed was not overly worried, at least not enough to push back its forecasted rate hikes. In fact, the tone of the meeting was somewhat hawkish, with the month’s Summary of Economic Projections revealing that half the committee members penciled in a rate hike for 2022. That would give them a policy option should elevated inflation turn out to be less temporary than expected. It also implies that a tapering of asset purchases would be completed sooner rather than later—a timetable corroborated when Chair Powell gave the strongest indication yet that tapering may start in November and for the first time suggested that asset purchases could conclude by mid-2022.

Markets reacted favorably to the Fed’s relatively sanguine view of the Evergrande situation, perhaps breathing a sigh of relief that it considers the problem insufficiently dangerous either to warrant action or to delay the normalization of rates in the United States. Interestingly, in place of several instances of the word “transitory” in the four previous FOMC press conference transcripts, the September transcript included no mention of the word, which may help explain the hawkish tilt to the meeting. Regarding the path for rates, half of FOMC members now see at least one hike in 2022, up from 39 percent in June. The median FOMC participant now sees in excess of six cumulative hikes through 2024, signaling an acknowledgement of intensifying supply side pressures and a labor market that could be at full employment within the next year.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2021

For the 12-month period ended September 30, 2021, the S&P 500® Index* returned 30.00%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 26.29%. The return of the MSCI Emerging Markets Index* was 18.58%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -0.90% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.28%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2021 and ending September 30, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.59%	0.32%	$ 1,000.00	$ 1,003.20	$ 2.96
Institutional Class	0.34%	0.55%	1,000.00	1,005.50	1.71

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.59%	5.00%	$ 1,000.00	$ 1,022.11	$ 2.99
Institutional Class	0.34%	5.00%	1,000.00	1,023.36	1.72

[1]

This ratio represents annualized net expenses, which may include short interest expense. Excluding these expenses, the operating expense ratios for the Fund would be 0.58% and 0.33% for the A-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Fund invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2021 to September 30, 2021.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim Ultra Short Duration Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Kris Dorr, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2021.

Investment Approach

The Fund seeks a high level of income consistent with the preservation of capital and follows an actively managed approach that seeks to find a balance between yield and capital preservation. The Fund provides investors daily liquidity with no up-front sales charge, no redemption fees, and no minimum holding period and offers access to Guggenheim’s unique fixed income process and philosophy founded on the principles of behavioral finance.

Performance Review and Positioning

For the one-year period that ended on September 30, 2021, Guggenheim Ultra Short Duration Fund returned 0.87%1, compared to its benchmark, the Bloomberg 1-3 Month U.S. Treasury Bill Index, which returned 0.05%.

Interest rates rose during the period, given rising concerns over inflation, while credit spreads continued to grind tighter on the backs of accommodative fiscal and monetary policy. Outperformance versus the benchmark was driven by a combination of spread tightening and greater carry (the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant), which was partially offset by the Fund’s overweight duration positioning. The Fund’s overweight allocation to credit has been the largest driver of outperformance on the year as credit continues its grind tighter on optimism in economic growth recovery and improving credit fundamentals. Measured on an absolute return basis, sectors with floating rate coupons like bank loans and much of structured credit have been standouts in performance, as they have benefitted from spread compression while being somewhat insulated from rising rates. The Fund’s allocation to these sectors coupled with its curve caps positions helped mitigate the performance impact from the steepening in the yield curve.

Structured credit accounted for 41% of the Fund at period end. The sector broadly and across sub-sectors continued to contribute positively and provided for relative outperformance to the benchmark. Spreads have now largely recovered from the shock of COVID-19, though still offer compelling relative value within the fixed income universe. Primary markets have been very active over the year, particularly in the collateralized loan obligation (“CLO”) sector, which is on track for a record-setting year, having already priced $125 billion new issue deals and $311 billion

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2021

total deals (including refinancings, resets, and re-issues). Spreads have been relatively muted in response to the massive amount of issuance, which speaks to volume of demand from investors in search of higher carry assets. We continue to look to invest in structurally senior securitized credit, as the sector continues to showcase wider spreads compared to similarly rated corporates. As such, we expect spreads could compress further as the economy rebounds and investors seek out the higher yields and carry offered by the sector.

The Fund remains overweight investment grade corporates, which comprised 30% of the Fund at period end. The sector contributed positively to performance on both an absolute basis as well as on a duration-adjusted basis, as it benefited from a combination of carry and spread tightening. Investment grade corporate credit spreads have benefitted from the back-up in rates as yield-focused buyers find the higher yielding profiles more attractive. In particular, the pace of flows into the investment grade corporate sector from overseas buyers has been greater than usual given the attractiveness of the currency hedge-adjusted yields attainable in the sector fostered by higher rates. We continue to remain constructive on the sector given the supportive macro backdrop and low probability of any sustained selloff. However, we have incrementally reduced our exposure at the margin, rotating out of tighter spread names with limited total return potential in favor for higher carry sectors like structured credit.

Below-investment-grade corporate credit, including both high yield corporates and bank loans, comprise roughly 7% percent of the Fund. The Fund’s below-investment-grade allocation has continued to benefit from a combination of spread tightening and carry, contributing significantly to the portfolio return on the year. While we remain positive on long term economic fundamentals and associated outlook for a low default rate, we have begun to pare exposure recently, as we have increasingly become cautious of valuations and the potential for seasonal weakness. Despite this, we still view the expected loss-adjusted return potential, primarily via carry, favorably within the context of the Fund and therefore continue to anticipate a continued meaningful portfolio allocation.

Overweight duration positioning negatively impacted performance on the period. U.S. Treasury yields rose as the 10- year ended the quarter about 80 basis points higher at 1.52%. Overall Fund duration ended the period at 0.8 years versus the benchmark’s duration of 0.2 years. We continue to remain optimistic on U.S. economic growth given potential for additional fiscal stimulus and believe that interest rates will remain relatively range bound as the Federal Reserve (“Fed”) seeks to remain accommodative to help the economic recovery continue amid the termination of certain fiscal stimulus measures and potential for increasing spread of the COVID-19 Delta variant headed into year end.

Given the current monetary and fiscal backdrop, we continue to view the credit default environment as benign and predict rates are likely to remain low and range bound for some time. As such, we continue to believe a portfolio allowance for both higher credit and duration risk is warranted. As credit spreads have neared historic tights, however, it has become increasingly important to ensure portfolios are prudently positioned as we seek out relative value across

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2021

sectors. At this particular moment in the credit cycle against the backdrop of current valuations, we see value in rotating into higher carry instruments while maintaining similar credit quality where possible and shortening spread duration to lessen the Fund’s emphasis on credit spread compression.

During the reporting period, the Fund used interest rate futures, forwards and swaps to help manage duration positioning, foreign exchange risk and credit exposure. Over the period, interest rate swaps detracted from performance while interest rate futures contributed to performance. Overall, interest rate derivatives detracted from performance during the period. Credit exposure in the form of total return swaps on fixed income ETFs, added to performance. In addition, the Fund traded foreign-exchange derivatives, which were used for hedging purposes and operated effectively, but had a negative impact on performance over the period. Overall, derivative exposure detracted from performance during the period.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

ULTRA SHORT DURATION FUND

OBJECTIVE: Seeks a high level of income consistent with the preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any derivative investments.

Inception Dates:
A-Class	November 30, 2018
Institutional Class	March 11, 2014

Ten Largest Holdings (% of Total Net Assets)
Uniform MBS 30 Year	3.0%
iShares Core U.S. Aggregate Bond ETF	1.9%
Province of Nova Scotia	1.3%
State of Israel, 0.75%	1.3%
Cerberus Onshore CLO LLC, 1.63%	1.1%
Government of Japan, (0.11)% due 10/25/21	1.1%
State of Israel, 5.50%	1.1%
Athene Global Funding, 0.61%	1.0%
BRAVO Residential Funding Trust, 1.62%	1.0%
Fidelity National Financial, Inc., 5.50%	1.0%
Top Ten Total	13.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2021

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	22.7%
AA	12.6%
A	20.8%
BBB	19.3%
BB	2.4%
B	1.8%
NR2	7.1%
Other Instruments	13.3%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*
Values shown in 000s

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	Since Inception (03/11/14)
Institutional Class Shares	0.87%	1.97%	1.73%
Bloomberg 1-3 Month U.S. Treasury Bill Index	0.05%	1.09%	0.75%

	1 Year	Since Inception (11/30/18)
A-Class Shares	0.62%	1.42%
Bloomberg 1-3 Month U.S. Treasury Bill Index	0.05%	1.05%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg 1-3 Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on Institutional Class shares only; performance for A-Class shares will vary due to differences in fee structure. Prior to November 30, 2018, performance for Institutional Class shares reflects the performance of the Guggenheim Strategy Fund I, which did not charge a management fee and was not publicly offered as a separate investment product.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2021
ULTRA SHORT DURATION FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 1.9%
iShares Core U.S. Aggregate Bond ETF	181,248	$20,812,708
Total Exchange-Traded Funds
(Cost $21,003,018)		20,812,708

MONEY MARKET FUND† - 11.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	123,064,347	123,064,347
Total Money Market Fund
(Cost $123,064,347)		123,064,347

	Face Amount~
CORPORATE BONDS†† - 32.8%
Financial - 12.4%
Athene Global Funding
0.61% (U.S. Secured Overnight Financing Rate + 0.56%) due 08/19/24[2,3]	11,000,000	11,016,234
Fidelity National Financial, Inc.
5.50% due 09/01/22	10,000,000	10,463,856
Standard Chartered plc
4.25% due 01/20/23[2,4]	9,000,000	9,099,435
1.32% due 10/14/23[2,4]	1,350,000	1,358,440
F&G Global Funding
0.90% due 09/20/24[2]	9,700,000	9,680,643
Swedbank AB
0.85% due 03/18/24[2]	9,550,000	9,582,199
JPMorgan Chase & Co.
0.70% due 03/16/24[4]	9,100,000	9,125,740
Banco Santander S.A.
0.70% due 06/30/24[4]	9,000,000	9,015,822
Sumitomo Mitsui Trust Bank Ltd.
0.85% due 03/25/24[2]	8,900,000	8,920,436
Charles Schwab Corp.
0.55% (U.S. Secured Overnight Financing Rate + 0.50%) due 03/18/24[3]	8,850,000	8,913,879
Ameriprise Financial, Inc.
3.00% due 04/02/25	6,450,000	6,849,643
Sompo International Holdings Ltd.
4.70% due 10/15/22	5,120,000	5,346,302
Credit Suisse AG NY
0.44% (U.S. Secured Overnight Financing Rate + 0.39%) due 02/02/24[3]	5,250,000	5,259,870
Barclays Bank plc
1.70% due 05/12/22	4,600,000	4,636,308
CIT Group, Inc.
3.93% due 06/19/24[4]	4,400,000	4,601,806
Citizens Bank North America/Providence RI
0.93% (3 Month USD LIBOR + 0.81%) due 05/26/22[3]	4,215,000	4,234,655
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[2]	2,650,000	2,630,125
GA Global Funding Trust
1.63% due 01/15/26[2]	1,300,000	1,310,886
Aviation Capital Group LLC
2.88% due 01/20/22[2]	1,200,000	1,206,271
OneMain Finance Corp.
3.50% due 01/15/27	1,150,000	1,147,263

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Intercontinental Exchange, Inc.
2.35% due 09/15/22	1,000,000	$1,017,965
Mitsubishi UFJ Financial Group, Inc.
0.92% (3 Month USD LIBOR + 0.79%) due 07/25/22[3]	950,000	955,606
Brighthouse Financial Global Funding
0.81% (U.S. Secured Overnight Financing Rate + 0.76%) due 04/12/24[2,3]	900,000	906,332
Wells Fargo & Co.
4.13% due 08/15/23	800,000	851,910
Peachtree Corners Funding Trust
3.98% due 02/15/25[2]	650,000	705,436
Nordea Bank Abp
1.06% (3 Month USD LIBOR + 0.94%) due 08/30/23[2,3]	550,000	557,767
First American Financial Corp.
4.60% due 11/15/24	500,000	548,277
ING Groep N.V.
1.15% (3 Month USD LIBOR + 1.00%) due 10/02/23[3]	500,000	507,450
Markel Corp.
3.63% due 03/30/23	450,000	469,363
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[2]	400,000	454,331
People’s United Bank North America
4.00% due 07/15/24	400,000	427,069
Apollo Management Holdings, LP
4.00% due 05/30/24[2]	350,000	378,445
Reliance Standard Life Global Funding II
3.85% due 09/19/23[2]	200,000	212,428
Total Financial		132,392,192

Industrial - 6.2%
Boeing Co.
1.43% due 02/04/24	6,550,000	6,560,478
1.95% due 02/01/24	6,000,000	6,139,688
Carlisle Companies, Inc.
0.55% due 09/01/23	10,000,000	9,994,911
Siemens Financieringsmaatschappij N.V.
0.65% due 03/11/24[2]	7,300,000	7,315,874
0.73% (3 Month USD LIBOR + 0.61%) due 03/16/22[2,3]	1,870,000	1,875,146
Ryder System, Inc.
3.35% due 09/01/25	4,820,000	5,192,712
3.75% due 06/09/23	2,650,000	2,792,006
Graphic Packaging International LLC
0.82% due 04/15/24[2]	6,700,000	6,662,464
Teledyne Technologies, Inc.
0.65% due 04/01/23	4,550,000	4,548,092
CNH Industrial Capital LLC
1.95% due 07/02/23	4,230,000	4,323,511
SYNNEX Corp.
1.25% due 08/09/24[2]	2,400,000	2,400,616
Silgan Holdings, Inc.
1.40% due 04/01/26[2]	2,350,000	2,312,356
Berry Global, Inc.
0.95% due 02/15/24[2]	2,150,000	2,152,430
Vontier Corp.
1.80% due 04/01/26[2]	2,150,000	2,134,499
Penske Truck Leasing Company LP / PTL Finance Corp.
2.70% due 11/01/24[2]	900,000	944,667
Jabil, Inc.
1.70% due 04/15/26	650,000	653,080

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Weir Group plc
2.20% due 05/13/26[2]	440,000	$444,182
CNH Industrial N.V.
4.50% due 08/15/23	400,000	427,510
Total Industrial		66,874,222

Consumer, Non-cyclical - 4.5%
Illumina, Inc.
0.55% due 03/23/23	8,800,000	8,799,968
AmerisourceBergen Corp.
0.74% due 03/15/23	8,650,000	8,663,317
Triton Container International Ltd.
0.80% due 08/01/23[2]	3,100,000	3,097,290
2.05% due 04/15/26[2]	2,200,000	2,206,215
1.15% due 06/07/24[2]	1,700,000	1,697,003
IHS Markit Ltd.
4.13% due 08/01/23	5,791,000	6,139,618
Element Fleet Management Corp.
1.60% due 04/06/24[2]	4,900,000	4,969,853
Sysco Corp.
5.65% due 04/01/25	3,350,000	3,851,557
Molina Healthcare, Inc.
5.38% due 11/15/22	2,700,000	2,783,565
CVS Health Corp.
4.00% due 12/05/23	1,600,000	1,703,668
Stryker Corp.
3.38% due 05/15/24	1,600,000	1,700,599
Bunge Limited Finance Corp.
3.00% due 09/25/22	800,000	818,642
Spectrum Brands, Inc.
5.75% due 07/15/25	700,000	717,500
Square, Inc.
2.75% due 06/01/26[2]	350,000	354,778
General Mills, Inc.
1.14% (3 Month USD LIBOR + 1.01%) due 10/17/23[3]	200,000	203,454
Total Consumer, Non-cyclical		47,707,027

Utilities - 3.2%
CenterPoint Energy Resources Corp.
0.62% (3 Month USD LIBOR + 0.50%) due 03/02/23[3]	9,400,000	9,401,496
NextEra Energy Capital Holdings, Inc.
0.40% (3 Month USD LIBOR + 0.27%) due 02/22/23[3]	8,600,000	8,600,538
0.59% (U.S. Secured Overnight Financing Rate + 0.54%) due 03/01/23[3]	100,000	100,435
Atmos Energy Corp.
0.63% due 03/09/23	4,650,000	4,650,149
0.50% (3 Month USD LIBOR + 0.38%) due 03/09/23[3,11]	1,000,000	1,000,136
ONE Gas, Inc.
1.10% due 03/11/24	4,550,000	4,550,214
Alexander Funding Trust
1.84% due 11/15/23[2]	4,300,000	4,382,165
OGE Energy Corp.
0.70% due 05/26/23	1,500,000	1,500,117
Entergy Louisiana LLC
3.30% due 12/01/22	175,000	179,438
Total Utilities		34,364,688

Technology - 2.5%
Microchip Technology, Inc.
2.67% due 09/01/23	8,070,000	8,366,279
0.97% due 02/15/24[2]	750,000	750,379
Fidelity National Information Services, Inc.
0.60% due 03/01/24	8,200,000	8,186,651
HCL America, Inc.
1.38% due 03/10/26[2]	7,300,000	7,214,014

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Infor, Inc.
1.45% due 07/15/23[2]	2,600,000	$2,627,171
Total Technology		27,144,494

Communications - 2.3%
NTT Finance Corp.
0.58% due 03/01/24[2]	8,950,000	8,937,251
Verizon Communications, Inc.
0.75% due 03/22/24	4,400,000	4,416,319
Netflix, Inc.
5.50% due 02/15/22	2,700,000	2,743,740
ViacomCBS, Inc.
4.75% due 05/15/25	2,210,000	2,473,369
T-Mobile USA, Inc.
2.63% due 04/15/26	1,600,000	1,636,000
2.25% due 02/15/26	600,000	606,750
Cogent Communications Group, Inc.
3.50% due 05/01/26[2]	2,000,000	2,027,500
Level 3 Financing, Inc.
5.38% due 05/01/25	1,700,000	1,736,656
Total Communications		24,577,585

Energy - 1.1%
Enbridge, Inc.
0.45% (U.S. Secured Overnight Financing Rate + 0.40%) due 02/17/23[3]	4,900,000	4,911,885
Phillips 66
0.90% due 02/15/24	3,400,000	3,400,845
Valero Energy Corp.
1.20% due 03/15/24	3,000,000	3,033,061
Total Energy		11,345,791

Consumer, Cyclical - 0.3%
Hyatt Hotels Corp.
1.80% due 10/01/24	3,500,000	3,507,236
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[2]	200,000	199,722
Total Consumer, Cyclical		3,706,958

Basic Materials - 0.3%
Carpenter Technology Corp.
4.45% due 03/01/23	1,350,000	1,397,659
Reliance Steel & Aluminum Co.
4.50% due 04/15/23	1,300,000	1,364,902
Total Basic Materials		2,762,561

Total Corporate Bonds
(Cost $349,601,201)		350,875,518

ASSET-BACKED SECURITIES†† - 26.9%
Collateralized Loan Obligations - 19.7%
Shackleton CLO Ltd.
2017-8A, 1.05% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[2,3]	8,438,102	8,436,077
2018-6RA, 1.15% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[2,3]	3,970,264	3,968,382
Cerberus Onshore CLO LLC
2021-4A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 08/13/33[2,3]	12,250,000	12,249,982

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
BXMT Ltd.
2020-FL2, 1.06% (30 Day Average U.S. Secured Overnight Financing Rate + 1.01%, Rate Floor: 0.90%) due 02/15/38[2,3]	5,000,000	$4,993,719
2020-FL2, 1.31% (30 Day Average U.S. Secured Overnight Financing Rate + 1.26%, Rate Floor: 1.15%) due 02/15/38[2,3]	2,550,000	2,544,442
2020-FL3, 1.92% (30 Day Average U.S. Secured Overnight Financing Rate + 1.86%, Rate Floor: 1.75%) due 03/15/37[2,3]	2,500,000	2,498,864
HERA Commercial Mortgage Ltd.
2021-FL1, 1.39% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/18/38[2,3]	5,000,000	4,979,462
2021-FL1, 1.14% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38[2,3]	4,250,000	4,239,757
Palmer Square Loan Funding Ltd.
2021-2A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 05/20/29[2,3]	4,500,000	4,456,944
2021-1A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 04/20/29[2,3]	3,516,418	3,518,232
2018-4A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[2,3]	498,670	498,741
2019-3A, 0.98% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[2,3]	412,006	412,041
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31[2,3]	8,250,000	8,236,840
Dryden 33 Senior Loan Fund
2020-33A, 1.13% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/29[2,3]	7,898,403	7,897,067
CHCP Ltd.
2021-FL1, 1.22% (30 Day Average U.S. Secured Overnight Financing Rate + 1.16%, Rate Floor: 1.05%) due 02/15/38[2,3]	6,500,000	6,494,589

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
CIFC Funding 2015-III Ltd.
2018-3A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 04/19/29[2,3]	6,475,000	$6,475,000
Golub Capital Partners CLO 49M Ltd.
2021-49A, 1.63% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/26/33[2,3]	6,250,000	6,245,724
LCM XXIV Ltd.
2021-24A, 1.11% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.98%) due 03/20/30[2,3]	5,750,000	5,752,876
Diamond CLO Ltd.
2021-1A, 1.33% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 04/25/29[2,3]	5,399,225	5,400,575
Cerberus Loan Funding XXXV, LP
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/22/33[2,3]	5,000,000	5,000,000
Carlyle Global Market Strategies CLO Ltd.
2018-4A, 1.13% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 01/15/31[2,3]	4,927,378	4,926,096
Golub Capital Partners CLO 54M, LP
2021-54A, 1.65% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/05/33[2,3]	4,750,000	4,750,319
Owl Rock CLO IV Ltd.
2021-4A, 1.74% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33[2,3]	4,500,000	4,504,483
Parliament CLO II Ltd.
2021-2A, 1.50% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/20/32[2,3]	4,500,000	4,496,436
Golub Capital Partners CLO 16 Ltd.
2021-16A, 1.70% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33[2,3]	4,250,000	4,256,418
BRSP Ltd.
2021-FL1, 1.99% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/19/38[2,3]	4,250,000	4,253,808
GPMT Ltd.
2019-FL2, 1.38% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[2,3]	4,139,073	4,136,857
Madison Park Funding XLVIII Ltd.
2021-48A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/19/33[2,3]	4,000,000	3,954,253

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Golub Capital Partners CLO 33M Ltd.
2021-33A, 1.98% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33[2,3]	3,750,000	$3,749,808
MidOcean Credit CLO VII
2020-7A, 1.17% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[2,3]	3,500,000	3,501,084
Cerberus Loan Funding XXX, LP
2020-3A, 1.98% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33[2,3]	3,000,000	3,013,985
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A, 0.63% (3 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 01/20/33[2,3]	3,000,000	2,999,454
ABPCI Direct Lending Fund CLO II LLC
2021-1A, 1.73% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32[2,3]	3,000,000	2,996,184
LoanCore Issuer Ltd.
2019-CRE2, 1.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[2,3]	1,300,000	1,296,345
2018-CRE1, 1.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[2,3]	1,000,000	999,653
2018-CRE1, 1.21% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[2,3]	607,908	607,694
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[2,3]	2,829,821	2,829,502
Woodmont Trust
2020-7A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32[2,3]	2,750,000	2,765,470
Cerberus Loan Funding XXXII, LP
2021-2A, 1.75% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33[2,3]	2,500,000	2,505,423
Cerberus Loan Funding XXXI, LP
2021-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32[2,3]	2,500,000	2,500,495

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Venture XIV CLO Ltd.
2020-14A, 1.15% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[2,3]	2,500,000	$2,500,215
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 1.88% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33[2,3]	2,250,000	2,254,120
THL Credit Lake Shore MM CLO I Ltd.
2021-1A, 1.83% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33[2,3]	2,250,000	2,253,555
Cerberus Loan Funding XXXIII, LP
2021-3A, 1.69% (3 Month USD LIBOR + 1.56%, Rate Floor: 1.56%) due 07/23/33[2,3]	2,250,000	2,252,778
Avery Point VI CLO Ltd.
2021-6A, 1.02% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 08/05/27[2,3]	2,134,674	2,134,895
Parliament Funding II Ltd.
2020-1A, 2.58% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 08/12/30[2,3]	2,000,000	2,007,452
ABPCI Direct Lending Fund IX LLC
2020-9A, 2.08% (3 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 11/18/31[2,3]	2,000,000	2,006,012
Wellfleet CLO Ltd.
2020-2A, 1.19% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[2,3]	2,000,000	2,001,575
BDS
2021-FL8, 1.65% (1 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/18/36[2,3]	2,000,000	2,000,746
Cerberus Loan Funding XXVI, LP
2021-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31[2,3]	2,000,000	1,999,995
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.43% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	1,800,000	1,786,106
TICP CLO VII Ltd.
2020-7A, 0.68% (3 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/15/33[2,3]	1,687,500	1,685,677

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Marathon CLO V Ltd.
2017-5A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	1,534,175	$1,533,145
Allegro CLO IX Ltd.
2018-3A, 1.29% (3 Month USD LIBOR + 1.17%, Rate Floor: 1.17%) due 10/16/31[2,3]	1,500,000	1,500,022
California Street CLO IX, LP
2019-9A, 0.83% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 07/16/32[2,3]	1,250,000	1,248,811
Greywolf CLO III Ltd.
2020-3RA, 0.64% (3 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 04/15/33[2,3]	1,166,667	1,164,682
OZLM XII Ltd.
2018-12A, 1.18% (3 Month USD LIBOR + 1.05%, Rate Floor: 0.00%) due 04/30/27[2,3]	1,095,471	1,095,404
610 Funding CLO 3 Ltd.
2018-3A, 1.38% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[2,3]	1,013,901	1,013,942
LCCM Trust
2021-FL2, 1.98% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/13/38[2,3]	1,000,000	1,000,387
BDS 2021-FL8
2021-FL8, 2.00% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/18/36[2,3]	1,000,000	1,000,375
Greystone Commercial Real Estate Notes
2021-FL3, 1.73% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 07/15/39[2,3]	1,000,000	999,549
STWD 2021-FL2 Ltd.
2021-FL2, 1.88% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/18/38[2,3]	1,000,000	999,212
Newfleet CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[2,3]	930,622	930,044
ACRE Commercial Mortgage Ltd.
2021-FL4, 1.19% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 12/18/37[2,3]	850,000	847,881
Voya CLO Ltd.
2019-2A, 0.78% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 07/20/32[2,3]	843,750	842,872
KVK CLO Ltd.
2017-1A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[2,3]	486,829	486,829

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
BSPRT Issuer Ltd.
2018-FL4, 1.13% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[2,3]	445,259	$444,602
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.68% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,3]	382,000	382,000
Wind River CLO Ltd.
2017-2A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[2,3]	378,192	378,159
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[2,3]	350,000	350,048
Mountain View CLO Ltd.
2018-1A, 0.93% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	90,032	90,021
Total Collateralized Loan Obligations		210,534,192

Financial - 2.9%
Station Place Securitization Trust
2020-16, 1.08% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/22/21†††,2,3	6,700,000	6,700,000
2021-9, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 06/20/22†††,2,3	6,050,000	6,050,000
2021-3, 0.98% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/22†††,2,3	4,000,000	4,000,000
2021-SP1, 1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/17/22†††,2,3	1,200,000	1,200,000
Station Place Securitization Trust
2021-15, 0.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 09/26/22[2,3]	7,850,000	7,850,000
Madison Avenue Secured Funding Trust Series
2020-1, 1.71% (1 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 12/13/21†††,2,3	5,250,000	5,250,000
Total Financial		31,050,000

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Whole Business - 1.4%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/07/49[2]	4,653,000	$4,734,102
Domino’s Pizza Master Issuer LLC
2018-1A, 4.33% due 07/25/48[2]	4,366,525	4,715,463
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[2]	3,250,000	3,246,389
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[2]	1,343,250	1,381,107
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[2]	982,500	1,023,849
DB Master Finance LLC
2019-1A, 3.79% due 05/20/49[2]	279,300	280,503
Total Whole Business		15,381,413

Transport-Container - 1.2%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[2]	6,941,875	6,875,282
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[2]	3,061,113	3,016,848
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[2]	2,002,000	1,970,223
2020-1A, 2.73% due 08/21/45[2]	798,835	809,478
Total Transport-Container		12,671,831

Net Lease - 0.8%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[2]	6,651,905	6,704,944
CF Hippolyta LLC
2021-1A, 1.98% due 03/15/61[2]	2,236,819	2,241,670
Total Net Lease		8,946,614

Infrastructure - 0.6%
VB-S1 Issuer LLC
2020-1A, 3.03% due 06/15/50[2]	6,050,000	6,305,371

Collateralized Debt Obligations - 0.2%
Anchorage Credit Funding 3 Ltd.
2021-3A, 2.87% due 01/28/39[2]	1,750,000	1,750,055

Transport-Aircraft - 0.1%
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[2]	894,297	759,348
Raspro Trust
2005-1A, 1.06% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[2,3]	565,244	565,243
Total Transport-Aircraft		1,324,591

Total Asset-Backed Securities
(Cost $287,669,544)		287,964,067

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 18.1%
Residential Mortgage Backed Securities - 13.0%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60[2,3]	7,260,944	$7,280,471
2021-RPL7, 1.93% due 06/27/61[2]	3,000,000	3,001,260
2020-RPL5, 3.02% (WAC) due 08/25/60[2,3]	2,738,839	2,776,339
2020-NQM1, 1.21% due 05/25/65[2,5]	2,587,817	2,594,884
2021-RPL4, 1.80% (WAC) due 12/27/60[2,3]	1,659,627	1,664,836
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[2,5]	10,500,000	10,495,300
2021-HE1, 0.90% (30 Day Average U.S. Secured Overnight Financing Rate + 0.85%, Rate Floor: 0.00%) due 01/25/70[2,3]	1,757,453	1,757,453
2021-HE2, 0.90% (30 Day Average U.S. Secured Overnight Financing Rate + 0.85%, Rate Floor: 0.00%) due 11/25/69[2,3]	781,941	781,941
2019-NQM1, 2.67% (WAC) due 07/25/59[2,3]	485,252	487,241
Verus Securitization Trust
2020-5, 1.22% due 05/25/65[2,5]	3,468,379	3,478,171
2021-5, 1.37% (WAC) due 09/25/66[2,3]	3,000,000	2,998,529
2021-4, 1.35% (WAC) due 07/25/66[2,3]	1,448,843	1,448,018
2020-1, 2.42% due 01/25/60[2,5]	1,220,846	1,235,411
2019-4, 2.85% due 11/25/59[2,5]	1,188,131	1,205,422
2021-3, 1.44% (WAC) due 06/25/66[2,3]	1,061,108	1,059,851
2019-4, 2.64% due 11/25/59[2,5]	695,374	705,482
Legacy Mortgage Asset Trust
2021-GS4, 1.65% due 11/25/60[2,5]	4,173,088	4,167,349
2021-GS3, 1.75% due 07/25/61[2,5]	3,868,003	3,871,144
2021-GS2, 1.75% due 04/25/61[2,5]	1,894,601	1,896,439
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[2,5]	9,815,592	9,799,959
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[2,5]	8,622,231	8,621,525
SPS Servicer Advance Receivables Trust II
2020-T1, 1.28% due 11/15/52[2]	7,000,000	7,035,279
PRPM LLC
2021-5, 1.79% due 06/25/26[2,5]	4,343,930	4,347,674
2021-8, 1.74% (WAC) due 09/25/26[2,3]	2,650,000	2,646,675

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
New Residential Advance Receivables Trust Advance Receivables Backed Notes
2020-APT1, 1.04% due 12/16/52[2]	4,000,000	$3,998,979
2020-T1, 1.43% due 08/15/53[2]	2,000,000	1,998,384
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[2]	4,150,000	4,154,732
2020-T3, 1.32% due 10/15/52[2]	1,650,000	1,651,231
Ocwen Master Advance Receivables Trust
2020-T1, 1.28% due 08/15/52[2]	5,150,000	5,147,361
FKRT
2.21% due 11/30/58	4,550,000	4,551,229
LSTAR Securities Investment Ltd.
2021-1, 1.89% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[3,6]	2,219,514	2,226,272
2021-2, 1.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[3,6]	1,219,294	1,219,795
CFMT LLC
2021-HB5, 0.80% (WAC) due 02/25/31[2,3]	3,053,022	3,053,996
ZH Trust
2021-1, 2.25% due 02/18/27[2]	1,500,000	1,501,651
2021-2, due 10/17/27[2,3]	1,500,000	1,499,130
New Residential Mortgage Loan Trust
2019-1A, 3.50% (WAC) due 10/25/59[2,3]	1,661,195	1,735,247
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	1,069,128	1,111,224
FKRT
2020-C2A, 3.25% due 12/30/23†††,6	2,621,708	2,621,708
Soundview Home Loan Trust
2006-OPT5, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	2,011,402	1,982,319
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[2,3]	822,692	844,830
2017-6, 2.75% (WAC) due 10/25/57[2,3]	680,869	694,033
2017-5, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	322,973	322,970
CSMC Series
2014-2R, 0.29% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	1,686,882	1,668,209
2014-7R, 0.24% (WAC) due 10/27/36[2,3]	65,003	64,819

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 0.66% (1 Month USD LIBOR + 0.57%, Rate Floor: 0.57%) due 12/25/35[3]	1,637,368	$1,638,197
Ellington Financial Mortgage Trust
2020-2, 1.49% (WAC) due 10/25/65[2,3]	981,448	985,222
2020-2, 1.64% (WAC) due 10/25/65[2,3]	565,350	567,231
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[2,3]	1,337,036	1,346,293
CIT Mortgage Loan Trust
2007-1, 1.44% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	1,263,776	1,274,432
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 0.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 10/25/35[3]	1,234,641	1,235,090
Banc of America Funding Trust
2015-R2, 0.35% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,3]	873,058	859,336
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60[2,3]	802,790	804,456
Citigroup Mortgage Loan Trust
2007-WFH2, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/25/37[3]	407,635	407,079
2019-IMC1, 2.72% (WAC) due 07/25/49[2,3]	295,432	297,835
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[2,3]	629,808	635,217
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-R10, 0.73% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 01/25/36[3]	559,579	559,207
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[3,6]	343,017	347,902
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[2,3]	306,189	308,056

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 0.59% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 12/25/35[3]	87,662	$87,590
Total Residential Mortgage Backed Securities		138,757,915

Government Agency - 3.0%
Uniform MBS 30 Year
due 11/10/21[12]	30,900,000	31,781,145

Commercial Mortgage Backed Securities - 2.1%
BX Commercial Mortgage Trust
2021-VOLT, 1.75% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 09/15/36[2,3]	10,250,000	10,256,424
Life Mortgage Trust
2021-BMR, 1.18% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 03/15/38[2,3]	2,450,000	2,452,942
Morgan Stanley Capital I Trust
2018-H3, 0.99% (WAC) due 07/15/51[3,7]	43,817,671	1,931,614
Citigroup Commercial Mortgage Trust
2019-GC41, 1.19% (WAC) due 08/10/56[3,7]	24,898,895	1,624,381
BENCHMARK Mortgage Trust
2019-B14, 0.91% (WAC) due 12/15/62[3,7]	34,760,266	1,595,521
BXHPP Trust
2021-FILM, 1.18% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 08/15/36[2,3]	1,500,000	1,501,350
Motel Trust
2021-MTL6, 1.30% (1 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 09/15/38[2,3]	1,000,000	1,001,914
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.79% (WAC) due 06/15/51[3,7]	29,315,480	886,670
KKR Industrial Portfolio Trust
2021-KDIP, 1.08% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/15/37[2,3]	650,000	649,608
Wells Fargo Commercial Mortgage Trust
2015-NXS1, 2.63% due 05/15/48	391,506	391,412
Total Commercial Mortgage Backed Securities		22,291,836

Total Collateralized Mortgage Obligations
(Cost $192,540,870)		192,830,896

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~		Value
FOREIGN GOVERNMENT DEBT†† - 8.4%
State of Israel
0.75% due 07/31/22	ILS	44,240,000	$13,817,297
5.50% due 01/31/22	ILS	35,760,000	11,290,444
Government of Japan
(0.11)% due 10/25/21[10]	JPY	1,266,400,000	11,379,911
(0.11)% due 11/01/21[10]	JPY	597,350,000	5,367,936
(0.12)% due 10/18/21[10]	JPY	349,700,000	3,142,342
(0.09)% due 10/04/21[10]	JPY	246,500,000	2,214,912
Province of Nova Scotia
0.17% due 10/07/21[10]	CAD	17,560,000	13,865,522
Province of Ontario
0.17% due 10/20/21[10]	CAD	8,436,000	6,660,470
0.17% due 10/06/21[10]	CAD	7,123,000	5,624,436
0.17% due 10/27/21[10]	CAD	1,994,000	1,574,322
Czech Republic
0.10% due 04/17/22	CZK	200,400,000	9,099,130
Province of Newfoundland
0.17% due 10/12/21[10]	CAD	1,800,000	1,421,252
0.19% due 11/04/21[10]	CAD	1,000,000	789,498
Abu Dhabi Government International Bond
0.75% due 09/02/23[2]	2,200,000		2,205,852
Province of Quebec
0.17% due 10/22/21[10]	CAD	1,620,000	1,278,999
Total Foreign Government Debt
(Cost $89,858,230)			89,732,323

SENIOR FLOATING RATE INTERESTS††,3 - 4.1%
Industrial - 1.3%
SkyMiles IP Ltd.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	4,650,000		4,942,671
Berry Global, Inc.
1.86% (2 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/01/26	3,931,857		3,907,283
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	2,200,000		2,336,136
Standard Industries, Inc.
due 09/22/28	1,150,000		1,150,621
Filtration Group Corp.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	841,607		836,877
LTI Holdings, Inc.
due 09/08/25	299,229		294,788
Total Industrial			13,468,376

Technology - 0.6%
Dun & Bradstreet
3.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/26	2,338,221		2,335,298
VT TopCo, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 08/01/25	1,574,468		1,570,532
Boxer Parent Co., Inc.
3.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	1,240,560		1,233,067
Sabre GLBL, Inc.
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	595,361		587,812

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Informatica LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/25/27	485,535	$483,714
Emerald TopCo, Inc. (Press Ganey)
due 07/24/26	300,000	297,939
MACOM Technology Solutions Holdings, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/17/24	244,787	243,563
Total Technology		6,751,925

Consumer, Non-cyclical - 0.5%
Icon Luxembourg SARL
3.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 07/03/28	2,244,375	2,251,534
Option Care Health, Inc.
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26	2,232,955	2,231,838
Pearl Intermediate Parent LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.75%) due 02/14/25	1,396,438	1,396,005
KDC US Holdings, Inc.
due 12/22/25	300,000	298,593
Nomad Foods Lux SARL
2.37% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/15/24	296,890	295,405
MDVIP LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 11/14/24	99,741	99,555
Outcomes Group Holdings, Inc.
due 10/24/25	100,000	98,075
Total Consumer, Non-cyclical		6,671,005

Consumer, Cyclical - 0.5%
Stars Group (Amaya)
2.38% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/21/26	2,800,000	2,789,500
Power Solutions (Panther)
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	1,877,301	1,868,159
IBC Capital Ltd.
3.87% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	700,000	689,675
Go Daddy Operating Company LLC
1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 02/15/24	494,836	491,684
BCPE Empire Holdings, Inc.
due 06/11/26	99,746	99,081
Total Consumer, Cyclical		5,938,099

Financial - 0.5%
Focus Financial Partners LLC
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/03/24	3,048,964	3,024,816

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
USI, Inc.
3.13% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	1,035,407	$1,027,828
Delos Finance SARL (International Lease Finance)
1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/06/23	690,000	689,248
HUB International Ltd.
2.88% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/25/25	544,527	539,028
Alliant Holdings Intermediate LLC
due 05/09/25	100,000	99,250
Total Financial		5,380,170

Communications - 0.4%
Internet Brands, Inc.
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/13/24	2,094,819	2,087,675
ProQuest LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 10/23/26	1,836,122	1,833,993
Flight Bidco, Inc.
due 07/23/25	199,486	196,659
Total Communications		4,118,327

Basic Materials - 0.1%
Invictus MD Strategies Corp.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	843,978	841,345
HB Fuller Co.
2.09% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/21/24	124,993	125,040
Total Basic Materials		966,385

Energy - 0.1%
ITT Holdings LLC
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28	601,000	599,750
Lotus Midstream, LLC
due 09/29/25	99,744	97,624
Total Energy		697,374

Total Senior Floating Rate Interests
(Cost $43,903,672)		43,991,661

MUNICIPAL BONDS†† - 0.8%
New York - 0.4%
City of New York New York General Obligation Unlimited
0.08% (VRDN) due 04/01/42[9]	4,010,000	4,010,000
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds
0.08% (VRDN) due 08/01/42[9]	350,000	350,000
New York City Transitional Finance Authority Building Aid Revenue Bonds
5.00% due 07/15/22	5,000	5,138
Total New York		4,365,138

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
California - 0.3%
Metropolitan Water District of Southern California Revenue Bonds
0.05% (VRDN) due 07/01/47[9]	3,420,000	$3,420,000

Texas - 0.1%
City of Dallas Texas Waterworks & Sewer System Revenue Bonds
5.00% due 10/01/21	150,000	150,000
Houston Higher Education Finance Corp. Revenue Bonds
5.00% due 09/01/22	25,000	26,070
City of Austin Texas Water & Wastewater System Revenue Bonds
5.00% due 11/15/21	15,000	14,931
Total Texas		191,001

Colorado - 0.0%
Dawson Ridge Metropolitan District No. 1 General Obligation Limited
due 10/01/22[8]	150,000	149,688

North Carolina - 0.0%
County of New Hanover North Carolina Revenue Bonds
4.00% due 10/01/21	50,000	50,000
Inlivian Revenue Bonds
6.00% due 12/01/21	5,000	4,992
Total North Carolina		54,992

Washington - 0.0%
Seattle Housing Authority Revenue Bonds
2.88% due 12/01/21	50,000	50,216

Pennsylvania - 0.0%
Lancaster County Hospital Authority Revenue Bonds
4.00% due 01/01/22	25,000	25,226
4.13% due 01/01/22	20,000	19,989
City of Erie Pennsylvania General Obligation Unlimited
due 11/15/22[8]	5,000	4,935
Total Pennsylvania		50,150

Kansas - 0.0%
City of Wichita Kansas Water & Sewer Utility Revenue Bonds
5.00% due 10/01/21	50,000	50,000

Maryland - 0.0%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds
4.00% due 07/01/22	30,000	30,849

Ohio - 0.0%
Greater Cleveland Regional Transit Authority Revenue Bonds
5.00% due 12/01/21	20,000	19,950
Ohio Higher Educational Facility Commission Revenue Bonds
5.00% due 01/01/22	5,000	5,009
4.00% due 01/01/22	5,000	4,995
Total Ohio		29,954

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Michigan - 0.0%
Michigan Finance Authority Revenue Bonds
5.00% due 12/01/21	25,000	$24,943

Illinois - 0.0%
Boone McHenry & DeKalb Counties Community Unit School District 100 General Obligation Unlimited
due 12/01/21[8]	10,000	9,895
Illinois Finance Authority Revenue Bonds
4.00% due 05/15/22	5,000	5,061
Total Illinois		14,956

Florida - 0.0%
Capital Trust Agency, Inc. Revenue Bonds
4.38% due 12/01/22	10,000	10,857

Puerto Rico - 0.0%
Puerto Rico Highway & Transportation Authority Revenue Bonds
5.25% due 07/01/22	10,000	10,268

Arizona - 0.0%
City of Mesa Arizona Excise Tax Revenue Bonds
5.00% due 07/01/22	5,000	5,128

Missouri - 0.0%
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds
5.00% due 11/15/21	5,000	4,978

Virginia - 0.0%
Virginia Resources Authority Revenue Bonds
5.00% due 11/01/21	5,000	4,968

Georgia - 0.0%
Colquitt County Development Authority Revenue Bonds
due 12/01/21[8]	5,000	4,949
Total Municipal Bonds
(Cost $8,473,347)		8,473,035

Total Investments - 104.5%
(Cost $1,116,114,229)		$1,117,744,555

Collateralized Mortgage Obligations Sold Short†† - (3.1)%
Government Agency - (3.1)%
Uniform MBS 30 Year
due 11/10/21[12]	30,900,000	$(32,715,993)
Total Collateralized Mortgage Obligations Sold Short
(Proceeds $32,749,829)		(32,715,993)
Other Assets & Liabilities, net - (1.4)%		(14,565,103)
Total Net Assets - 100.0%		$1,070,463,459

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.00%	Quarterly
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.58%	Quarterly
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.66%	Quarterly
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.02%	Quarterly

Counterparty	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	05/04/26	$15,000,000	$6,450	$336	$6,114
BofA Securities, Inc.	04/28/31	9,800,000	(41,356)	1,245	(42,601)
BofA Securities, Inc.	03/16/31	4,500,000	(54,225)	318	(54,543)
BofA Securities, Inc.	05/20/41	5,500,000	(181,445)	362	(181,807)
			$(270,576)	$2,261	$(272,837)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Fixed Income Index Swap Agreements Sold Short††
JPMorgan Chase Bank, N.A.	iShares Core U.S. Aggregate Bond ETF	Receive	0.36% (1 Month USD LIBOR + 0.28%)	At Maturity	10/14/21	181,248	$20,812,708	$188,498

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	ILS	Buy	8,523,623	2,345,521 USD	08/01/22	$315,027
Morgan Stanley Capital Services LLC	JPY	Sell	1,266,400,000	11,543,328 USD	10/25/21	162,528
Goldman Sachs International	ILS	Buy	3,914,050	1,086,029 USD	01/31/22	131,484
Goldman Sachs International	JPY	Sell	597,350,000	5,448,111 USD	11/01/21	79,615
Goldman Sachs International	JPY	Sell	349,700,000	3,184,536 USD	10/18/21	42,034
UBS AG	JPY	Sell	246,500,000	2,254,199 USD	10/04/21	39,305

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

Forward Foreign Currency Exchange Contracts†† (continued)
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	CAD	Sell	16,300,000	12,891,633 USD	10/07/21	$20,548
BNP Paribas	CAD	Sell	4,740,000	3,748,458 USD	10/20/21	5,636
Citibank, N.A.	CAD	Sell	1,620,000	1,279,977 USD	10/22/21	788
Citibank, N.A.	CZK	Sell	30,060	1,382 USD	11/05/21	8
Barclays Bank plc	CAD	Sell	1,800,000	1,421,304 USD	10/12/21	(35)
UBS AG	CAD	Sell	1,000,000	789,182 USD	11/04/21	(429)
Goldman Sachs International	CAD	Sell	1,260,000	994,369 USD	10/07/21	(574)
Goldman Sachs International	CAD	Sell	3,637,000	2,870,236 USD	10/06/21	(1,677)
Citibank, N.A.	CAD	Sell	3,486,000	2,749,423 USD	10/06/21	(3,256)
Citibank, N.A.	CAD	Sell	1,994,000	1,571,184 USD	10/27/21	(3,315)
Goldman Sachs International	CAD	Sell	3,696,000	2,914,705 USD	10/20/21	(3,749)
Bank of America, N.A.	ILS	Sell	643,550	190,795 USD	01/31/22	(9,390)
UBS AG	ILS	Sell	17,379,729	5,389,748 USD	08/01/22	(35,128)
Barclays Bank plc	CZK	Sell	200,600,400	9,076,214 USD	04/19/22	(45,315)
Goldman Sachs International	ILS	Sell	3,270,500	968,615 USD	01/31/22	(48,714)
Goldman Sachs International	ILS	Sell	27,192,978	8,430,101 USD	08/01/22	(57,864)
Barclays Bank plc	ILS	Sell	8,523,623	2,581,743 USD	08/01/22	(78,805)
Barclays Bank plc	ILS	Sell	37,726,800	11,634,384 USD	01/31/22	(101,003)
Morgan Stanley Capital Services LLC	BRL	Sell	108,600,000	19,490,309 USD	10/01/21	(457,526)
Goldman Sachs International	BRL	Buy	108,600,000	20,557,669 USD	10/01/21	(609,835)
						$(659,642)

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2021.
[2]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $550,638,667 (cost $549,880,949), or 51.4% of total net assets.

[3]

Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[5]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2021. See table below for additional step information for each security.

[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $6,415,677 (cost $6,404,711), or 0.6% of total net assets — See Note 9.

[7]	Security is an interest-only strip.
[8]	Zero coupon rate security.
[9]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at September 30, 2021.

[10]	Rate indicated is the effective yield at the time of purchase.
[11]	All or a portion of this security is pledged as interest rate swap collateral at September 30, 2021.
[12]	Security is unsettled at period end and does not have a stated effective rate.
BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CZK — Czech Koruna
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
VRDN — Variable Rate Demand Note
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$20,812,708	$—	$—	$20,812,708
Money Market Fund	123,064,347	—	—	123,064,347
Corporate Bonds	—	350,875,518	—	350,875,518
Asset-Backed Securities	—	264,764,067	23,200,000	287,964,067
Collateralized Mortgage Obligations	—	190,209,188	2,621,708	192,830,896
Foreign Government Debt	—	89,732,323	—	89,732,323
Senior Floating Rate Interests	—	43,991,661	—	43,991,661
Municipal Bonds	—	8,473,035	—	8,473,035
Interest Rate Swap Agreements**	—	6,114	—	6,114
Fixed Income Index Swap Agreements**	—	188,498	—	188,498
Forward Foreign Currency Exchange Contracts**	—	796,973	—	796,973
Total Assets	$143,877,055	$949,037,377	$25,821,708	$1,118,736,140

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Collateralized Mortgage Obligations Sold Short	$—	$32,715,993	$—	$32,715,993
Interest Rate Swap Agreements**	—	278,951	—	278,951
Forward Foreign Currency Exchange Contracts**	—	1,456,615	—	1,456,615
Unfunded Loan Commitments (Note 8)	—	—	689	689
Total Liabilities	$—	$34,451,559	$689	$34,452,248

**	This derivative is reported as unrealized appreciation/depreciation at period end.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
ULTRA SHORT DURATION FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$23,200,000	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	2,621,708	Model Price	Purchase Price	—	—
Total Assets	$25,821,708
Liabilities:
Unfunded Loan Commitments	$689	Model Price	Purchase Price	—	—

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2021:

	Assets			Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Total Assets	Unfunded Loan Commitments
Beginning Balance	$15,400,000	$4,875,837	$20,275,837	$—
Purchases/(Receipts)	23,200,000	3,071,940	26,271,940	—
(Sales, maturities and paydowns)/Fundings	(15,400,000)	(5,280,638)	(20,680,638)	—
Amortization of premiums/discounts	—	(714)	(714)	—
Total realized gains (losses) included in earnings	—	(3)	(3)	—
Total change in unrealized appreciation (depreciation) included in earnings	—	(44,714)	(44,714)	(689)
Ending Balance	$23,200,000	$2,621,708	$25,821,708	$(689)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2021	$—	$(1,232)	$(1,232)	$(689)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
ULTRA SHORT DURATION FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/26/24	5.62%	09/26/25
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/26/24	5.65%	08/26/25
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/26/24	5.75%	04/26/25
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/26/24	5.67%	08/26/25
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	4.20%	07/26/24	5.99%	07/26/25
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
ULTRA SHORT DURATION FUND

September 30, 2021

Assets:
Investments, at value (cost $1,116,114,229)	$1,117,744,555
Segregated cash with broker	932,869
Unamortized upfront premiums paid on interest rate swap agreements	2,261
Unrealized appreciation on OTC swap agreements	188,498
Unrealized appreciation on forward foreign currency exchange contracts	796,973
Prepaid expenses	41,306
Receivables:
Securities sold	88,013,897
Interest	2,681,975
Fund shares sold	2,463,225
Foreign tax reclaims	5,295
Total assets	1,212,870,854

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $—)	689
Securities sold short, at value (proceeds $32,749,829)	32,715,993
Overdraft due to custodian bank	326,595
Segregated cash due to broker	290,000
Due to custodian	1,375
Unrealized depreciation on forward foreign currency exchange contracts	1,456,615
Payable for:
Securities purchased	99,023,835
Fund shares redeemed	7,948,460
Variation margin on interest rate swap agreements	201,373
Management fees	193,441
Distributions to shareholders	72,911
Distribution and service fees	35,412
Fund accounting/administration fees	31,515
Swap settlement	14,054
Transfer agent/maintenance fees	3,167
Trustees’ fees*	1,601
Due to Investment Adviser	93
Miscellaneous	90,266
Total liabilities	142,407,395
Net assets	$1,070,463,459

Net assets consist of:
Paid in capital	$1,069,613,447
Total distributable earnings (loss)	850,012
Net assets	$1,070,463,459

A-Class:
Net assets	$188,416,240
Capital shares outstanding	18,903,351
Net asset value per share	$9.97

Institutional Class:
Net assets	$882,047,219
Capital shares outstanding	88,506,840
Net asset value per share	$9.97

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

STATEMENT OF OPERATIONS
ULTRA SHORT DURATION FUND

Year Ended September 30, 2021

Investment Income:
Dividends	$671,881
Interest	9,598,419
Total investment income	10,270,300

Expenses:
Management fees	2,112,403
Distribution and service fees:
A-Class	264,388
Transfer agent/maintenance fees:
A-Class	52,635
Institutional Class	103,069
Fund accounting/administration fees	260,012
Professional fees	91,378
Custodian fees	80,558
Line of credit fees	50,423
Trustees’ fees*	29,222
Short interest expense	11,081
Miscellaneous	105,356
Recoupment of previously waived fees:
A-Class	1,468
Institutional Class	43,052
Total expenses	3,205,045
Less:
Expenses reimbursed by Adviser:
A-Class	(39,452)
Institutional Class	(44,265)
Expenses waived by Adviser	(6,770)
Earnings credits applied	(1,602)
Total waived/reimbursed expenses	(92,089)
Net expenses	3,112,956
Net investment income	7,157,344

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,189,136
Investments sold short	(120,083)
Swap agreements	(3,393,298)
Futures contracts	30,413
Forward foreign currency exchange contracts	389,757
Foreign currency transactions	506,619
Net realized gain	2,602,544
Net change in unrealized appreciation (depreciation) on:
Investments	425,404
Investments sold short	33,836
Swap agreements	(429,635)
Futures contracts	1,125
Forward foreign currency exchange contracts	(3,093,354)
Foreign currency translations	2,797
Net change in unrealized appreciation (depreciation)	(3,059,827)
Net realized and unrealized loss	(457,283)
Net increase in net assets resulting from operations	$6,700,061

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
ULTRA SHORT DURATION FUND

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,157,344	$7,149,226
Net realized gain (loss) on investments	2,602,544	(109,299)
Net change in unrealized appreciation (depreciation) on investments	(3,059,827)	3,824,596
Net increase in net assets resulting from operations	6,700,061	10,864,523

Distributions to shareholders:
A-Class	(731,059)	(703,568)
Institutional Class	(7,010,768)	(7,411,376)
Total distributions to shareholders	(7,741,827)	(8,114,944)

Capital share transactions:
Proceeds from sale of shares
A-Class	214,903,865	98,280,201
Institutional Class	1,202,493,738	611,120,446
Distributions reinvested
A-Class	721,960	698,604
Institutional Class	6,114,053	6,175,476
Cost of shares redeemed
A-Class	(90,021,904)	(67,169,591)
Institutional Class	(766,018,803)	(603,110,371)
Net increase from capital share transactions	568,192,909	45,994,765
Net increase in net assets	567,151,143	48,744,344

Net assets:
Beginning of year	503,312,316	454,567,972
End of year	$1,070,463,459	$503,312,316

Capital share activity:
Shares sold
A-Class	21,545,976	9,879,376
Institutional Class	120,556,717	61,791,120
Shares issued from reinvestment of distributions
A-Class	72,382	70,360
Institutional Class	613,063	622,640
Shares redeemed
A-Class	(9,023,382)	(6,767,628)
Institutional Class	(76,807,815)	(60,780,621)
Net increase in shares	56,956,941	4,815,247

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

FINANCIAL HIGHLIGHTS
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[a]
Per Share Data
Net asset value, beginning of period	$9.98	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.12	.17
Net gain (loss) on investments (realized and unrealized)	—	.03	.02 [i]
Total from investment operations	.06	.15	.19
Less distributions from:
Net investment income	(.07)	(.14)	(.21)
Net realized gains	—	—	(.01)
Total distributions	(.07)	(.14)	(.22)
Net asset value, end of period	$9.97	$9.98	$9.97

Total Return	0.62%	1.52%	1.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$188,416	$62,956	$31,154
Ratios to average net assets:
Net investment income (loss)	0.63%	1.20%	2.05%
Total expenses[e]	0.63%	0.65%	0.61%
Net expenses[f,g,h]	0.59%	0.61%	0.58%
Portfolio turnover rate	122%	129%	55%

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020[d]	Year Ended Sept. 30, 2019[d]	Year Ended Sept. 30, 2018[d]	Year Ended Sept. 30, 2017[d]
Per Share Data
Net asset value, beginning of period	$9.98	$9.96	$10.01	$10.04	$9.99
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.15	.28	.24	.17
Net gain (loss) on investments (realized and unrealized)	—	.04	(.04)	—	.06
Total from investment operations	.09	.19	.24	.24	.23
Less distributions from:
Net investment income	(.10)	(.17)	(.28)	(.27)	(.18)
Net realized gains	—	—	(.01)	— [c]	—
Total distributions	(.10)	(.17)	(.29)	(.27)	(.18)
Net asset value, end of period	$9.97	$9.98	$9.96	$10.01	$10.04

Total Return	0.87%	1.88%	2.37%	2.48%	2.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$882,047	$440,356	$423,414	$356,128	$426,592
Ratios to average net assets:
Net investment income (loss)	0.88%	1.47%	2.54%	2.44%	1.73%
Total expenses[e]	0.34%	0.38%	0.30%	0.07%	0.08%
Net expenses[f,g,h]	0.34%	0.36%	0.29%	0.07%	0.08%
Portfolio turnover rate	122%	129%	55%	74%	65%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

FINANCIAL HIGHLIGHTS (concluded)
ULTRA SHORT DURATION FUND

[a]	Since commencement of operations: November 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from realized gains are less than $0.01 per share.
[d]

The per share data for the years ended September 30, 2016 through September 30, 2018 and the period October 1, 2018 to November 30, 2018 has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 Institutional Class shares for every 1 share of Guggenheim Strategy Fund I.

[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19
A-Class	0.00%*	0.00%*	—
Institutional Class	0.01%	0.00%*	0.00%*

*	Less than 0.01%

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.58%	0.58%	0.58%	N/A	N/A
Institutional Class	0.33%	0.33%	0.29%	0.07%	0.08%

[i]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Ultra Short Duration Fund (the “Fund”), a diversified investment company. At September 30, 2021, only A-Class and Institutional Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s close price from the applicable exchange, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2021, are disclosed in the Statement of Operations.

(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at September 30, 2021.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Income	$—	$5,269,802

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income	$258,059	$35,418,810

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$—	$18,740,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$39,376,889	$168,423,130

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate swap contracts	Unrealized appreciation on OTC swap agreements	Variation margin on interest rate swap agreements
Unamortized upfront premiums paid on interest rate swap agreements
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2021:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2021
$194,612	$796,973	$991,585

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2021
$278,951	$1,456,615	$1,735,566

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Interest rate/Credit swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
$30,413	$(3,399,198)	$5,900	$389,757	$(2,973,128)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
$1,125	$(429,635)	$—	$(3,093,354)	$(3,521,864)

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Fixed income index swap agreements	$188,498	$—	$188,498	$—	$(188,498)	$—
Forward foreign currency exchange contracts	796,973	—	796,973	(677,172)	(20,548)	99,253

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NOTES TO FINANCIAL STATEMENTS (continued)

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$1,456,615	$—	$1,456,615	$(677,172)	$(694,998)	$84,445

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Forward foreign currency exchange contracts	$62,000	$—
BofA Securities, Inc.	Interest rate swap agreements	150,869	—
Goldman Sachs International	Forward foreign currency exchange contracts	400,000	—
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts, Total return swap agreements	—	290,000
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts	320,000	—
		$932,869	$290,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report. Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security. Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.25% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan related to the offering of A-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plan provides for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	0.58%	11/30/18	02/01/22
Institutional Class	0.33%	11/30/18	02/01/22

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2022	2023	2024	Total
A-Class	$—	$16,885	$40,455	$57,340
Institutional Class	—	35,542	50,032	85,574

For the year ended September 30, 2021, GI recouped $44,520 from the Fund.

For the year ended September 30, 2021, GFD retained sales charges of $337,585 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2021, GI and its affiliates owned 36% of the outstanding shares of the Fund.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$7,741,827	$—	$7,741,827

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$8,114,944	$—	$8,114,944

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2021 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$53,214	$—	$1,508,877	$(30,029)	$(682,050)	$850,012

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2021, the Fund had no capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2021, the following capital loss carryforward amounts were utilized:

Utilized
$465,885

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in certain bonds and swap agreements, foreign currency gains and losses, the deferral of qualified late-year losses, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of bond premium/discount amortization, dividends payable, paydown reclasses, and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2021 for permanent book/tax differences.

At September 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$1,083,437,699	$4,283,552	$(2,777,028)	$1,506,524

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2021, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2021:

Ordinary	Capital
$(30,029)	$—

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Securities Transactions

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$1,062,978,401	$698,044,399

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$5,173,208	$31,652,396

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$81,108,201	$—	$—

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2021, were as follows:

Borrower	Maturity Date	Face Amount	Value
Medline Industries, Inc.	08/06/22	$2,450,000	$—
VT TopCo, Inc.	08/01/25	275,532	689
		$2,725,532	$689

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[1]	06/25/19	$342,964	$347,902
FKRT
2020-C2A, 3.25% due 12/30/23	12/03/20	2,622,940	2,621,708
LSTAR Securities Investment Ltd.
2021-1, 1.89% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	2,219,514	2,226,272
LSTAR Securities Investment Ltd.
2021-2, 1.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	1,219,293	1,219,795
		$6,404,711	$6,415,677

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 1, 2021, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2021.

On October 1, 2021, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 11 – COVID-19

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Ultra Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Ultra Short Duration Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers were not received.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2021

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Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2021, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1). See qualified interest income column in the table below.

Qualified Interest Income
81.98%

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors

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and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.4 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 26, 2021.

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Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related

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services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.5 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2021.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 81st and 91st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings were in the 87th and 89th percentiles, respectively, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd percentile of its performance universe for the three-year period ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee noted that the Fund’s three-year performance ranking had not improved as of March 31, 2021, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

High Yield Fund: The returns of the Fund’s Institutional Class shares ranked in the 46th and 79th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably lower duration and average maturity and an underweight to credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, contributed to relative underperformance. The Committee noted management’s statement that, although the Fund experienced strong downside protection in the first quarter of 2020, the Fund’s continued lower exposure to the most speculative names, which outperformed for the remainder of 2020, hurt relative performance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given deteriorating credit fundamentals and disproportionately tight markets and that more attractive risk-adjusted returns will be realized when volatility and downside risk increases. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 34th and 70th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s

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increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year period. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, the Fund underperformed relative to its peers for the remainder of 2020 due to lack of upside participation. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 40th and 43rd percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal, regulatory and operational risks it faces when offering the Funds as

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2020. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

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Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (53rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Mid Growth Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group, which the Committee noted was largely driven by the relatively small size of the Fund and the higher other operating expense ratio in comparison to its peers.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (79th, 100th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

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In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund

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OTHER INFORMATION (Unaudited)(continued)

business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

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OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	157	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	157	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	157	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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9.30.2021

Guggenheim Funds Annual Report

Guggenheim Limited Duration Fund

GuggenheimInvestments.com	LD-ANN-0921x0922

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LIMITED DURATION FUND	8
NOTES TO FINANCIAL STATEMENTS	44
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	60
OTHER INFORMATION	61
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	70
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	75
LIQUIDITY RISK MANAGEMENT PROGRAM	78

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2021

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Manager”) is pleased to present the shareholder report for Guggenheim Limited Duration Fund (the “Fund”) for the annual fiscal period ended September 30, 2021.

The Investment Manager is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Manager.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,

Guggenheim Partners Investment Management, LLC,

October 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2021

Limited Duration Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2021

In the 12-month period ended September 30, 2021, the yield on the two-year Treasury rose 15 basis points to 0.28% from 0.13%, and the ten-year Treasury climbed 83 basis points to 1.52% from 0.69%. The spread between the two-year Treasury and ten-year Treasury widened to 124 basis points from 56 basis points. One basis point equals 0.01%. Treasury yields posted their biggest rise in months following the Federal Open Market Committee (“FOMC”) meeting in September, at which Chair Powell noted that inflation would be higher and last longer than previously expected. Treasury yields continued to rise toward the end of the month.

Reports circulating in September about the inability of Evergrande, China’s second largest real estate development company, to repay an installment on its approximately $300 billion in debt sparked panic in credit markets in Asia. There was chatter about an Evergrande bankruptcy, a la Lehman Brothers, that would ignite a conflagration that could ravage China’s debt-reliant economy and spread across the world, triggering another global financial crisis. Others saw echoes of the collapse of Long-Term Capital Management, the highly leveraged hedge fund that collapsed in 1998 and required a bailout and debt rewind managed by the Federal Reserve (the “Fed”) to quell fears of a global financial meltdown.

As the month of September progressed and the Chinese government stepped in with liquidity and behind-the-scenes pressure on state-owned and state-backed enterprises to purchase Evergrande assets, tensions eased, but the question remains as to what ultimately will become of Evergrande. The most likely outcome is a “controlled fire” approach in which the government attempts to limit the contagion of Evergrande’s woes by propping up the company until its debts are restructured and reshuffled, its projects completed by others, and its properties sold off.

As Evergrande troubles captured the world’s attention, the September FOMC meeting made it clear that the Fed was not overly worried, at least not enough to push back its forecasted rate hikes. In fact, the tone of the meeting was somewhat hawkish, with the month’s Summary of Economic Projections revealing that half the committee members penciled in a rate hike for 2022. That would give them a policy option should elevated inflation turn out to be less temporary than expected. It also implies that a tapering of asset purchases would be completed sooner rather than later—a timetable corroborated when Chair Powell gave the strongest indication yet that tapering may start in November and for the first time suggested that asset purchases could conclude by mid-2022.

Markets reacted favorably to the Fed’s relatively sanguine view of the Evergrande situation, perhaps breathing a sigh of relief that it considers the problem insufficiently dangerous either to warrant action or to delay the normalization of rates in the United States. Interestingly, in place of several instances of the word “transitory” in the four previous FOMC press conference transcripts, the September transcript included no mention of the word, which may help explain the hawkish tilt to the meeting. Regarding the path for rates, half of FOMC members now see at least one hike in 2022, up from 39 percent in June. The median FOMC participant now sees in excess of six cumulative hikes through 2024, signaling an acknowledgement of intensifying supply side pressures and a labor market that could be at full employment within the next year.

For the 12-month period ended September 30, 2021, the S&P 500® Index* returned 30.00%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 26.29%. The return of the MSCI Emerging Markets Index* was 18.58%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -0.90% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.28%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2021 and ending September 30, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.74%	0.93%	$ 1,000.00	$ 1,009.30	$ 3.73
C-Class	1.49%	0.59%	1,000.00	1,005.90	7.49
P-Class	0.74%	0.93%	1,000.00	1,009.30	3.73
Institutional Class	0.49%	1.10%	1,000.00	1,011.00	2.47
R6-Class	0.49%	1.06%	1,000.00	1,010.60	2.47

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.74%	5.00%	$ 1,000.00	$ 1,021.36	$ 3.75
C-Class	1.49%	5.00%	1,000.00	1,017.60	7.54
P-Class	0.74%	5.00%	1,000.00	1,021.36	3.75
Institutional Class	0.49%	5.00%	1,000.00	1,022.61	2.48
R6-Class	0.49%	5.00%	1,000.00	1,022.61	2.48

[1]

Annualized and excludes expenses of the underlying funds in which the Fund invests. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the Fund would be 0.73%, 1.48%, 0.73%, 0.48% and 0.48% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2021 to September 30, 2021.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2021

To Our Shareholders

Guggenheim Limited Duration Fund (the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2021.

Investment Approach

The Fund seeks to provide a high level of income consistent with preservation of capital and invests in a broad universe of fixed-income securities in an attempt to maximize yield and diversification (though, diversification neither assures a profit nor eliminates the risk of experiencing investment losses) and manage risk. The Fund employs a more active approach, offering an opportunity to potentially capitalize on changing relative values in fixed-income securities/sectors and offers access to Guggenheim’s unique fixed income process and philosophy founded on the principles of behavioral finance.

Performance Review and Positioning

For the one year period ended September 30, 2021, Guggenheim Limited Duration Fund returned 1.38%1, compared with the 0.29% return of its benchmark, the Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index.

Interest rates rose during the period, given rising concerns over inflation, while credit spreads continued to grind tighter on the backs of accommodative fiscal and monetary policy. Outperformance versus the benchmark was driven by a combination of spread tightening and greater carry (the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant), which was partially offset by the Fund’s overweight duration positioning. The Fund’s overweight allocation to credit has been the largest driver of outperformance on the year, as credit continues its grind tighter on optimism in economic growth recovery and improving credit fundamentals. Measured on an absolute return basis, sectors with floating rate coupons like bank loans and much of structured credit have been standouts in performance, as they have benefitted from spread compression while being somewhat insulated from rising rates. The Fund’s allocation to these sectors coupled with its 2Y-10Y CMS curve caps positions helped mitigate the performance impact from the steepening in the yield curve.

Structured credit accounted for nearly 36% of the Fund at period end. The sector broadly and across sub-sectors continued to contribute positively and provided for relative outperformance to the benchmark. Spreads have now largely recovered from the shock of COVID-19, though still offer compelling relative value within the fixed income universe. Primary markets have been very active over the year, particularly in the collateralized loan obligation (CLO) sector, which is on track for a record setting year, having already priced $125 billion new issue deals and $311 billion total deals (including refinancings, resets, and re-issues). Spreads have been relatively muted in response to the massive amount of issuance, which speaks to volume of demand from investors in search of higher carry assets. We continue to look to invest in structurally senior securitized credit, as the sector continues to showcase wider spreads compared to similarly rated corporates. As such, we expect spreads could compress further as the economy rebounds and investors seek out the higher yields and carry offered by the sector.

The Fund remains overweight investment grade corporates, which comprised 28% of the fund at period end. The sector contributed positively to performance on both an absolute basis as well as on a duration-adjusted basis as it benefited from a combination of carry and spread tightening. Investment grade corporate credit spreads have benefitted from the back-up in rates as yield-focused buyers find the higher yielding profiles more attractive. In particular, the pace of flows into the investment grade corporate sector from overseas buyers has been greater than usual given the attractiveness of the currency hedge-adjusted yields attainable in the sector given higher rates. We continue to remain constructive on the sector given the supportive macro backdrop and low probability of any sustained selloff. However, we have incrementally reduced our exposure at the margin, rotating out of tighter spread names with limited total return potential in favor for higher carry sectors like structured credit.

Below-investment-grade corporate credit, including both high yield corporates and bank loans, comprise roughly 12% of the Fund. The Fund’s below-investment-grade allocation has continued to benefit from a combination of spread tightening and carry, contributing significantly to the portfolio return on the year. While we remain positive on long term economic fundamentals and associated outlook for a low default rate, we

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2021

have begun to pare exposure recently, as we have increasingly become cautious of valuations and the potential for seasonal weakness. Despite this, we still view the expected loss-adjusted return potential, primarily via carry, favorably within the context of the Fund and therefore continue to anticipate a continued meaningful portfolio allocation.

Overweight duration positioning negatively impacted performance on the period. U.S. Treasury yields rose as the 10- year ended the period about 80 basis points higher at 1.52%. Overall Fund duration ended the period at 2.0 years versus the benchmark’s duration of 1.9 years. We continue to remain optimistic on U.S. economic growth given potential for additional fiscal stimulus and believe that interest rates will remain relatively range bound as the Fed seeks to remain accommodative to ensure the economic recovery can continue amid the termination of certain fiscal stimulus measures and potential for increasing spread of the COVID-19 Delta variant headed into year end.

Given the current monetary and fiscal backdrop, we continue to view the credit default environment as benign and predict rates are likely to remain low and range bound for some time. As such, we continue to believe a portfolio allowance for both higher credit and duration risk is warranted. As credit spreads have neared historic tights, however, it has become increasingly important to ensure portfolios are prudently positioned as we seek out relative value across sectors. At this particular moment in the credit cycle against the backdrop of current valuations, we see value in rotating into higher carry instruments while maintaining similar credit quality where possible and shortening spread duration to lessen the Fund’s emphasis on credit spread compression.

During the reporting period, the Fund used interest rate options and swaps, equiity options, forwards and credit swaps to help manage duration positioning, foreign exchange risk, and credit exposure. Over the period, interest rate swaps detracted from performance while interest options contributed to performance. Options on equities contributed to performance. Total return swaps on fixed income ETFs and credit default swap index (CDX) positions added to performance. In addition, the Fund traded foreign-exchange derivatives, which were used for hedging purposes and operated effectively, but had a negative impact on performance over the period. Overall, derivative exposure detracted from performance during the period.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended September 30, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2021

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	21.1%
AA	12.5%
A	17.8%
BBB	22.9%
BB	6.4%
B	4.1%
CCC	0.4%
CC	0.2%
NR2	6.8%
Other Instruments	7.8%
Total Investments	100.0%

Inception Dates:
A-Class	December 16, 2013
C-Class	December 16, 2013
P-Class	May 1, 2015
Institutional Class	December 16, 2013
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
iShares Core U.S. Aggregate Bond ETF	3.2%
Uniform MBS 30 Year	3.0%
State of Israel, 5.50%	1.2%
State of Israel, 0.75%	1.2%
Cerberus Onshore CLO LLC, 1.50%	1.2%
Station Place Securitization Trust Series 2021-15, 0.68% due 12/22/21	1.0%
Boeing Co., 4.88%	0.9%
OSAT Trust, 2.12%	0.9%
Shackleton CLO Ltd., 1.05%	0.8%
Czech Republic, 0.10%	0.8%
Top Ten Total	14.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2021

	1 Year	5 Year	Since Inception (12/16/13)
A-Class Shares	1.38%	2.75%	2.67%
A-Class Shares with sales charge‡	(0.90%)	2.28%	2.37%
C-Class Shares	0.67%	1.99%	1.91%
C-Class Shares with CDSC§	(0.33%)	1.99%	1.91%
Institutional Class Shares	1.67%	3.01%	2.94%
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index	0.29%	1.84%	1.58%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	1.38%	2.75%	2.68%
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index	0.29%	1.84%	1.71%

	1 Year	Since Inception (03/13/19)
R6-Class Shares	1.64%	3.61%
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index	0.29%	2.49%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures

‡	Fund returns are calculated using the maximum sales charge of 2.25%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2021
LIMITED DURATION FUND

	Shares	Value
COMMON STOCKS† - 0.3%

Financial - 0.3%
KKR Acquisition Holdings I Corp. — Class A*,1	820,948	$8,004,243
RXR Acquisition Corp. — Class A*,1	176,671	1,717,242
TPG Pace Beneficial II Corp.*,1	138,012	1,351,138
AfterNext HealthTech Acquisition Corp.*,1	135,000	1,344,600
MSD Acquisition Corp. — Class A*,1	136,871	1,327,649
Conyers Park III Acquisition Corp.*,1	125,300	1,254,253
Waverley Capital Acquisition Corp. *,1	99,000	976,140
Acropolis Infrastructure Acquisition Corp. — Class A*,1	86,600	838,288
TPG Pace Solutions Corp.*,1	81,407	818,140
Blue Whale Acquisition Corp. *,1	72,300	717,216
Colicity, Inc. — Class A*,1	41,581	406,246
Colicity, Inc.*,1	4,471	44,352
RXR Acquisition Corp.*,1	1,013	9,978
Total Financial		18,809,485

Communications - 0.0%
Figs, Inc. — Class A*,13	43,750	1,624,875

Total Common Stocks
(Cost $19,852,276)		20,434,360

PREFERRED STOCKS†† - 0.1%
Financial - 0.1%
American Financial Group, Inc., 4.50% due 09/15/60	102,409	2,794,742
First Republic Bank, 4.13%	69,600	1,739,304
American Equity Investment Life Holding Co., 5.95%	8,000	218,720
Total Financial		4,752,766

Total Preferred Stocks
(Cost $4,514,775)		4,752,766

WARRANTS† - 0.0%
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27*,[1]	205,236	197,006
Ginkgo Bioworks Holdings, Inc.*
Expiring 12/31/27	19,663	66,658
MSD Acquisition Corp.
Expiring 05/13/23*,[1]	27,374	31,480
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,[1]	28,866	26,557
RXR Acquisition Corp.
Expiring 03/08/26*,[1]	35,331	26,498
Colicity, Inc. - Class A
Expiring 12/31/27*,[1]	8,315	6,901
Total Warrants
(Cost $337,247)		355,100

EXCHANGE-TRADED FUNDS† - 3.2%
iShares Core U.S. Aggregate Bond ETF[14]	1,699,117	195,109,605
Total Exchange-Traded Funds
(Cost $200,016,378)		195,109,605

MUTUAL FUNDS† - 1.5%
Guggenheim Strategy Fund III[2]	1,196,003	30,067,520
Guggenheim Strategy Fund II2	1,195,423	29,873,632
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	2,932,375	29,235,779
Total Mutual Funds
(Cost $87,618,654)		89,176,931

MONEY MARKET FUND† - 2.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	164,194,709	164,194,709
Total Money Market Fund
(Cost $164,194,709)		164,194,709

	Face Amount~
CORPORATE BONDS†† - 33.6%
Financial - 13.1%
F&G Global Funding
0.90% due 09/20/24[4]	42,100,000	42,015,986
1.75% due 06/30/26[4]	14,000,000	14,070,779
Societe Generale S.A.
1.79% due 06/09/27[4,5]	28,000,000	27,835,793
1.49% due 12/14/26[4,5]	10,500,000	10,378,745
3.88% due 03/28/24[4]	350,000	373,836
Wells Fargo & Co.
2.88% due 10/30/30[5]	25,000,000	26,037,239
3.90%[5,6]	11,150,000	11,498,437
Athene Global Funding
1.99% due 08/19/28[4]	15,850,000	15,623,005
1.73% due 10/02/26[4]	14,700,000	14,685,059
American International Group, Inc.
2.50% due 06/30/25	26,630,000	27,874,455
Equitable Financial Life Global Funding
1.40% due 07/07/25[4]	15,000,000	15,075,988
1.80% due 03/08/28[4]	12,000,000	11,912,567
Pershing Square Holdings Ltd 3.25%due 10/01/31[4]	25,600,000	25,557,248
GA Global Funding Trust
1.95% due 09/15/28[4]	16,600,000	16,343,587
1.63% due 01/15/26[4]	7,300,000	7,361,127
Reliance Standard Life Global Funding II
2.75% due 05/07/25[4]	20,850,000	21,850,238
BNP Paribas S.A.
1.32% due 01/13/27[4,5]	21,350,000	21,034,563
2.22% due 06/09/26[4,5]	400,000	410,357
Citizens Bank North America/Providence RI
2.25% due 04/28/25	20,000,000	20,792,989
Bank of America Corp.
2.59% due 04/29/31[5]	19,650,000	20,034,036
Barclays Bank plc
1.70% due 05/12/22	18,450,000	18,595,628

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~	Value
Credit Agricole S.A.
1.25% due 01/26/27[4,5]	17,950,000	$17,689,042
1.91% due 06/16/26[4,5]	400,000	407,466
CIT Group, Inc.
3.93% due 06/19/24[5]	15,200,000	15,897,148
4.75% due 02/16/24	1,000,000	1,069,000
Macquarie Group Ltd.
1.63% due 09/23/27[4,5]	16,750,000	16,660,476
Ares Finance Company LLC
4.00% due 10/08/24[4]	14,617,000	15,563,432
Cooperatieve Rabobank UA
1.34% due 06/24/26[4,5]	15,000,000	14,977,685
JPMorgan Chase & Co.
1.47% due 09/22/27[5]	15,000,000	14,897,016
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[4]	10,800,000	10,719,000
3.88% due 03/01/31[4]	4,100,000	4,135,875
Regions Financial Corp.
2.25% due 05/18/25	14,000,000	14,544,646
CNO Global Funding
1.75% due 10/07/26[4]	14,400,000	14,397,984
ABN AMRO Bank N.V.
1.54% due 06/16/27[4,5]	14,000,000	13,914,811
Citigroup, Inc.
2.57% due 06/03/31[5]	12,850,000	13,083,995
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[4]	11,450,000	13,005,238
American Tower Corp.
1.60% due 04/15/26	12,500,000	12,545,763
BlackRock, Inc.
1.90% due 01/28/31	12,600,000	12,485,572
Deloitte LLP
4.35% due 11/17/23†††	7,300,000	7,685,148
3.46% due 05/07/27†††	4,500,000	4,687,695
Iron Mountain, Inc.
4.88% due 09/15/27[4]	7,360,000	7,641,005
5.00% due 07/15/28[4]	3,085,000	3,215,496
Standard Chartered plc
1.32% due 10/14/23[4,5]	10,150,000	10,213,459
4.25% due 01/20/23[4,5]	500,000	505,524
Essex Portfolio, LP
1.70% due 03/01/28	10,450,000	10,239,455
Apollo Management Holdings, LP
4.40% due 05/27/26[4]	7,115,000	8,010,057
4.00% due 05/30/24[4]	1,846,000	1,996,025
ING Groep N.V.
1.73% due 04/01/27[5]	9,800,000	9,851,370
BPCE S.A.
1.65% due 10/06/26[4,5]	9,500,000	9,507,669
OneMain Finance Corp.
3.50% due 01/15/27	7,050,000	7,033,221
6.13% due 03/15/24	1,500,000	1,602,750
7.13% due 03/15/26	50,000	57,937
First American Financial Corp.
4.00% due 05/15/30	7,860,000	8,677,333
Aviation Capital Group LLC
2.88% due 01/20/22[4]	8,000,000	8,041,803
Markel Corp.
6.00%[5,6]	7,210,000	7,988,680
KKR Group Finance Company VI LLC
3.75% due 07/01/29[4]	7,040,000	7,811,755
Morgan Stanley
2.19% due 04/28/26[5]	7,000,000	7,228,592
3.77% due 01/24/29[5]	361,000	399,139
Goldman Sachs Group, Inc.
3.50% due 04/01/25	6,900,000	7,415,853
FS KKR Capital Corp.
2.63% due 01/15/27	7,400,000	7,414,549
SBA Communications Corp.
3.13% due 02/01/29[4]	6,500,000	6,280,625
3.88% due 02/15/27	700,000	725,375
Belrose Funding Trust
2.33% due 08/15/30[4]	7,100,000	6,995,990
LPL Holdings, Inc.
4.00% due 03/15/29[4]	4,450,000	4,570,595
4.63% due 11/15/27[4]	2,000,000	2,075,000
Fidelity National Financial, Inc.
2.45% due 03/15/31	5,500,000	5,464,090
Fifth Third Bancorp
2.55% due 05/05/27	5,060,000	5,316,447
Manulife Financial Corp.
2.48% due 05/19/27	5,030,000	5,259,452
Brighthouse Financial Global Funding
0.81% (U.S. Secured Overnight Financing Rate + 0.76%) due 04/12/24[4,7]	5,050,000	5,085,527
Westpac Banking Corp.
0.97% (3 Month USD LIBOR + 0.85%) due 01/11/22[7]	5,000,000	5,012,082
MetLife, Inc.
3.85%[5,6]	4,620,000	4,845,225
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[4]	4,300,000	4,364,500
United Wholesale Mortgage LLC
5.50% due 11/15/25[4]	3,880,000	3,909,100
5.50% due 04/15/29[4]	275,000	266,999
Peachtree Corners Funding Trust
3.98% due 02/15/25[4]	3,450,000	3,744,237
Bank of New York Mellon Corp.
4.70%[5,6]	3,010,000	3,303,475
Hunt Companies, Inc.
5.25% due 04/15/29[4]	3,250,000	3,185,000
CNA Financial Corp.
4.50% due 03/01/26	2,298,000	2,593,513
Crown Castle International Corp.
3.30% due 07/01/30	2,188,000	2,329,835
Ameriprise Financial, Inc.
3.00% due 04/02/25	2,060,000	2,187,638
Equitable Holdings, Inc.
4.35% due 04/20/28	1,700,000	1,936,012

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~	Value
Brookfield Finance, Inc.
3.90% due 01/25/28	1,400,000	$1,551,995
Weyerhaeuser Co.
4.00% due 04/15/30	912,000	1,029,174
Trinity Acquisition plc
4.40% due 03/15/26	881,000	983,968
Newmark Group, Inc.
6.13% due 11/15/23	775,000	837,000
CNO Financial Group, Inc.
5.25% due 05/30/25	700,000	787,589
Old Republic International Corp.
3.88% due 08/26/26	700,000	774,724
Sumitomo Mitsui Financial Group, Inc.
1.27% (3 Month USD LIBOR + 1.14%) due 10/19/21[7]	702,000	702,337
Equinix, Inc.
1.55% due 03/15/28	700,000	683,734
RenaissanceRe Finance, Inc.
3.70% due 04/01/25	400,000	430,906
Assurant, Inc.
4.90% due 03/27/28	350,000	404,791
BBVA USA
3.88% due 04/10/25	150,000	163,661
HUB International Ltd.
7.00% due 05/01/26[4]	150,000	155,062
Greystar Real Estate Partners LLC
5.75% due 12/01/25[4]	150,000	152,250
Total Financial		800,688,234

Industrial - 4.6%
Boeing Co.
4.88% due 05/01/25	50,000,000	55,627,783
2.20% due 02/04/26	10,450,000	10,540,788
CNH Industrial Capital LLC
1.45% due 07/15/26	12,500,000	12,439,875
1.95% due 07/02/23	9,600,000	9,812,224
1.88% due 01/15/26	4,960,000	5,024,825
Siemens Financieringsmaatschappij N.V.
0.73% (3 Month USD LIBOR + 0.61%) due 03/16/22[4,7]	20,410,000	20,466,167
Berry Global, Inc.
1.57% due 01/15/26[4]	11,750,000	11,746,945
4.88% due 07/15/26[4]	5,165,000	5,423,508
Sealed Air Corp.
1.57% due 10/15/26[4]	16,450,000	16,349,372
SYNNEX Corp.
1.25% due 08/09/24[4]	14,400,000	14,403,699
Ryder System, Inc.
3.35% due 09/01/25	10,600,000	11,419,656
3.75% due 06/09/23	1,350,000	1,422,343
Graphic Packaging International LLC
1.51% due 04/15/26[4]	6,500,000	6,494,134
0.82% due 04/15/24[4]	6,250,000	6,214,986
Silgan Holdings, Inc.
1.40% due 04/01/26[4]	12,600,000	12,398,163
Teledyne Technologies, Inc.
2.25% due 04/01/28	12,000,000	12,211,449
Vontier Corp.
1.80% due 04/01/26[4]	7,050,000	6,999,169
2.40% due 04/01/28[4]	3,900,000	3,840,720
Standard Industries, Inc.
5.00% due 02/15/27[4]	6,000,000	6,187,500
4.75% due 01/15/28[4]	2,671,000	2,771,162
Penske Truck Leasing Company LP / PTL Finance Corp.
4.45% due 01/29/26[4]	5,475,000	6,116,553
4.20% due 04/01/27[4]	500,000	563,372
Owens Corning
3.88% due 06/01/30	5,910,000	6,509,195
GATX Corp.
3.85% due 03/30/27	2,900,000	3,196,169
4.00% due 06/30/30	2,550,000	2,842,207
3.50% due 03/15/28	200,000	215,939
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[4]	3,811,000	3,940,574
Jabil, Inc.
1.70% due 04/15/26	3,800,000	3,818,007
Textron, Inc.
2.45% due 03/15/31	3,250,000	3,252,845
Hardwood Funding LLC
2.37% due 06/07/28†††	3,000,000	3,012,060
Weir Group plc
2.20% due 05/13/26[4]	2,610,000	2,634,806
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[4]	2,500,000	2,528,125
Huntington Ingalls Industries, Inc.
2.04% due 08/16/28[4]	2,250,000	2,217,576
Xylem, Inc.
1.95% due 01/30/28	2,050,000	2,060,781
National Basketball Association
2.51% due 12/16/24†††	1,900,000	1,957,380
Mueller Water Products, Inc.
4.00% due 06/15/29[4]	1,300,000	1,345,760
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[4]	800,000	834,000
JELD-WEN, Inc.
6.25% due 05/15/25[4]	535,000	564,425
Amsted Industries, Inc.
4.63% due 05/15/30[4]	350,000	359,625
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[4]	275,000	288,750
EnerSys
5.00% due 04/30/23[4]	175,000	181,125
Harsco Corp.
5.75% due 07/31/27[4]	125,000	129,531
Howmet Aerospace, Inc.
6.88% due 05/01/25	35,000	40,951
Total Industrial		280,404,224

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~	Value
Consumer, Non-cyclical - 4.5%
Triton Container International Ltd.
1.15% due 06/07/24[4]	26,000,000	$25,954,168
0.80% due 08/01/23[4]	14,550,000	14,537,278
2.05% due 04/15/26[4]	1,800,000	1,805,085
Anthem, Inc.
1.50% due 03/15/26	29,000,000	29,231,105
Sysco Corp.
5.65% due 04/01/25	20,550,000	23,626,714
CoStar Group, Inc.
2.80% due 07/15/30[4]	15,280,000	15,524,560
GXO Logistics, Inc.
1.65% due 07/15/26[4]	15,000,000	14,885,250
Laboratory Corporation of America Holdings
1.55% due 06/01/26	13,700,000	13,720,895
BAT International Finance plc
1.67% due 03/25/26	13,000,000	13,001,812
Lamb Weston Holdings, Inc.
4.63% due 11/01/24[4]	8,818,000	8,970,992
4.88% due 11/01/26[4]	3,750,000	3,841,950
Molina Healthcare, Inc.
5.38% due 11/15/22	9,500,000	9,794,025
4.38% due 06/15/28[4]	1,115,000	1,156,812
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[4]	11,200,000	10,768,800
PRA Health Sciences, Inc.
2.88% due 07/15/26[4]	10,280,000	10,382,800
Altria Group, Inc.
2.35% due 05/06/25	8,000,000	8,291,992
Automatic Data Processing, Inc.
1.70% due 05/15/28[14]	7,800,000	7,881,713
Spectrum Brands, Inc.
5.75% due 07/15/25	6,780,000	6,949,500
BAT Capital Corp.
4.70% due 04/02/27	4,220,000	4,764,978
3.56% due 08/15/27	2,000,000	2,153,784
Jaguar Holding Company II / PPD Development, LP
4.63% due 06/15/25[4]	6,400,000	6,648,000
Zimmer Biomet Holdings, Inc.
3.55% due 03/20/30	5,350,000	5,845,732
3.05% due 01/15/26	400,000	427,661
Royalty Pharma plc
1.75% due 09/02/27	5,150,000	5,124,905
Element Fleet Management Corp.
1.60% due 04/06/24[4]	5,050,000	5,121,992
US Foods, Inc.
6.25% due 04/15/25[4]	3,750,000	3,933,562
4.75% due 02/15/29[4]	1,011,000	1,037,539
Thermo Fisher Scientific, Inc.
4.13% due 03/25/25	4,200,000	4,619,376
DaVita, Inc.
4.63% due 06/01/30[4]	3,086,000	3,174,293
3.75% due 02/15/31[4]	800,000	779,000
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[4]	3,826,000	3,933,511
Square, Inc.
2.75% due 06/01/26[4]	2,350,000	2,382,077
Bunge Limited Finance Corp.
1.63% due 08/17/25	1,900,000	1,919,084
Hologic, Inc.
3.25% due 02/15/29[4]	1,550,000	1,555,843
Avantor Funding, Inc.
4.63% due 07/15/28[4]	1,050,000	1,105,177
Service Corporation International
3.38% due 08/15/30	750,000	749,063
Sabre GLBL, Inc.
7.38% due 09/01/25[4]	250,000	266,863
9.25% due 04/15/25[4]	225,000	260,053
Edwards Lifesciences Corp.
4.30% due 06/15/28	420,000	480,896
Smithfield Foods, Inc.
4.25% due 02/01/27[4]	350,000	382,470
Total Consumer, Non-cyclical		276,991,310

Communications - 3.1%
ViacomCBS, Inc.
4.95% due 01/15/31	13,560,000	16,181,560
4.75% due 05/15/25	8,080,000	9,042,905
4.20% due 05/19/32	4,100,000	4,684,325
Verizon Communications, Inc.
2.10% due 03/22/28	22,600,000	22,921,711
3.00% due 03/22/27	2,100,000	2,252,722
Level 3 Financing, Inc.
5.38% due 05/01/25	11,055,000	11,293,374
3.63% due 01/15/29[4]	5,070,000	4,916,480
5.25% due 03/15/26	3,991,000	4,118,712
4.25% due 07/01/28[4]	2,277,000	2,294,601
3.75% due 07/15/29[4]	2,150,000	2,077,932
NTT Finance Corp.
1.59% due 04/03/28[4]	24,000,000	23,739,237
T-Mobile USA, Inc.
2.25% due 02/15/26[4]	8,150,000	8,241,688
3.50% due 04/15/25	5,000,000	5,384,804
2.63% due 04/15/26	3,200,000	3,272,000
3.88% due 04/15/30	540,000	597,191
Charter Communications Operating LLC / Charter Communications Operating Capital
2.25% due 01/15/29	11,700,000	11,679,958
2.80% due 04/01/31	3,250,000	3,253,581
Cogent Communications Group, Inc.
3.50% due 05/01/26[4]	12,350,000	12,519,812
Ziggo BV
4.88% due 01/15/30[4]	10,800,000	11,100,240
AT&T, Inc.
2.30% due 06/01/27	9,000,000	9,310,054
Netflix, Inc.
5.50% due 02/15/22	8,400,000	8,536,080

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~	Value
Altice France S.A.
7.38% due 05/01/26[4]	2,365,000	$2,454,184
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[4]	1,850,000	1,910,773
Thomson Reuters Corp.
3.35% due 05/15/26	1,550,000	1,672,893
Fox Corp.
3.05% due 04/07/25	1,360,000	1,447,005
AMC Networks, Inc.
4.75% due 08/01/25	500,000	512,500
4.25% due 02/15/29	225,000	223,734
CSC Holdings LLC
4.13% due 12/01/30[4]	250,000	245,313
3.38% due 02/15/31[4]	225,000	209,250
TripAdvisor, Inc.
7.00% due 07/15/25[4]	400,000	424,000
Sirius XM Radio, Inc.
5.50% due 07/01/29[4]	75,000	81,094
Match Group Holdings II LLC
4.63% due 06/01/28[4]	75,000	78,188
Total Communications		186,677,901

Technology - 2.5%
HCL America, Inc.
1.38% due 03/10/26[4]	38,700,000	38,244,157
Microchip Technology, Inc.
2.67% due 09/01/23	22,900,000	23,740,742
0.98% due 09/01/24[4]	8,750,000	8,738,076
NetApp, Inc.
2.38% due 06/22/27	17,800,000	18,559,842
Infor, Inc.
1.75% due 07/15/25[4]	13,800,000	13,972,643
1.45% due 07/15/23[4]	1,100,000	1,111,495
Oracle Corp.
2.30% due 03/25/28	12,400,000	12,670,669
Fidelity National Information Services, Inc.
1.65% due 03/01/28	11,000,000	10,850,950
Citrix Systems, Inc.
1.25% due 03/01/26	7,250,000	7,128,604
Broadcom, Inc.
4.15% due 11/15/30	5,790,000	6,411,728
NCR Corp.
5.13% due 04/15/29[4]	2,850,000	2,939,062
Qorvo, Inc.
4.38% due 10/15/29	1,380,000	1,504,200
3.38% due 04/01/31[4]	1,200,000	1,265,280
Leidos, Inc.
3.63% due 05/15/25	1,950,000	2,102,451
Twilio, Inc.
3.63% due 03/15/29	994,000	1,016,862
CDW LLC / CDW Finance Corp.
3.25% due 02/15/29	810,000	830,250
MSCI, Inc.
3.88% due 02/15/31[4]	379,000	397,476
Boxer Parent Company, Inc.
7.13% due 10/02/25[4]	150,000	160,125
Total Technology		151,644,612

Consumer, Cyclical - 2.3%
Hyatt Hotels Corp.
1.80% due 10/01/24	12,300,000	12,325,430
5.38% due 04/23/25	5,180,000	5,783,902
5.75% due 04/23/30	4,320,000	5,180,998
Marriott International, Inc.
4.63% due 06/15/30	7,320,000	8,354,605
5.75% due 05/01/25	6,610,000	7,556,677
2.13% due 10/03/22	2,345,000	2,372,874
Delta Air Lines, Inc.
7.00% due 05/01/25[4]	12,550,000	14,635,663
VF Corp.
2.80% due 04/23/27	11,650,000	12,365,753
Hanesbrands, Inc.
5.38% due 05/15/25[4]	11,633,000	12,178,355
Alt-2 Structured Trust
2.95% due 05/14/31†††,7	12,230,188	12,134,548
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[4]	10,000,000	10,699,556
Choice Hotels International, Inc.
3.70% due 01/15/31	7,350,000	7,925,578
BorgWarner, Inc.
2.65% due 07/01/27	5,380,000	5,667,407
Hilton Domestic Operating Company, Inc.
3.63% due 02/15/32[4]	5,400,000	5,319,000
4.00% due 05/01/31[4]	300,000	304,500
American Airlines Class AA Pass Through Trust
3.35% due 10/15/29	2,931,716	2,951,402
3.00% due 10/15/28	1,792,418	1,786,414
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4]	3,350,000	3,641,944
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	2,300,000	2,397,750
Air Canada
3.88% due 08/15/26[4]	2,350,000	2,369,858
Lowe’s Companies, Inc.
1.70% due 09/15/28	1,650,000	1,633,948
Wabash National Corp.
5.50% due 10/01/25[4]	925,000	937,858
1011778 BC ULC / New Red Finance, Inc.
5.75% due 04/15/25[4]	700,000	734,895
Tempur Sealy International, Inc.
4.00% due 04/15/29[4]	375,000	386,719
Aramark Services, Inc.
5.00% due 02/01/28[4]	275,000	282,562
Powdr Corp.
6.00% due 08/01/25[4]	125,000	131,250
Total Consumer, Cyclical		140,059,446

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~	Value
Basic Materials - 1.4%
Anglo American Capital plc
2.25% due 03/17/28[4]	14,000,000	$13,903,898
2.63% due 09/10/30[4]	9,370,000	9,297,110
4.00% due 09/11/27[4]	750,000	826,161
5.38% due 04/01/25[4]	600,000	677,551
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[4]	14,960,000	15,882,358
Valvoline, Inc.
3.63% due 06/15/31[4]	11,161,000	11,021,488
4.25% due 02/15/30[4]	125,000	129,600
Kaiser Aluminum Corp.
4.63% due 03/01/28[4]	9,643,000	9,956,398
Carpenter Technology Corp.
4.45% due 03/01/23	8,405,000	8,701,719
6.38% due 07/15/28	1,145,000	1,231,379
Arconic Corp.
6.00% due 05/15/25[4]	7,811,000	8,206,861
Nucor Corp.
2.00% due 06/01/25	5,000,000	5,145,362
Alcoa Nederland Holding BV
5.50% due 12/15/27[4]	1,700,000	1,824,831
Steel Dynamics, Inc.
2.40% due 06/15/25	1,050,000	1,092,431
Minerals Technologies, Inc.
5.00% due 07/01/28[4]	140,000	145,250
Total Basic Materials		88,042,397

Utilities - 1.1%
Alexander Funding Trust
1.84% due 11/15/23[4]	19,050,000	19,414,011
CenterPoint Energy, Inc.
0.70% (U.S. Secured Overnight Financing Rate + 0.65%) due 05/13/24[7]	10,400,000	10,421,216
OGE Energy Corp.
0.70% due 05/26/23	10,200,000	10,200,792
Entergy Corp.
1.90% due 06/15/28	9,100,000	8,996,189
Terraform Global Operating LLC
6.13% due 03/01/26[4]	6,170,000	6,347,388
Southern Co.
1.75% due 03/15/28	5,000,000	4,940,774
AES Corp.
3.30% due 07/15/25[4]	4,250,000	4,514,435
Puget Energy, Inc.
2.38% due 06/15/28[4]	3,600,000	3,597,620
Total Utilities		68,432,425

Energy - 1.0%
Galaxy Pipeline Assets Bidco Ltd.
2.16% due 03/31/34[4]	20,000,000	19,626,973
Sabine Pass Liquefaction LLC
4.50% due 05/15/30	8,330,000	9,592,049
5.63% due 03/01/25	500,000	566,961
5.00% due 03/15/27	300,000	344,732
BP Capital Markets plc
4.88%[5,6]	7,500,000	8,244,451
Rattler Midstream, LP
5.63% due 07/15/25[4]	7,250,000	7,549,424
Occidental Petroleum Corp.
5.50% due 12/01/25	5,000,000	5,537,500
Valero Energy Corp.
2.15% due 09/15/27	3,100,000	3,120,067
2.85% due 04/15/25	1,750,000	1,842,497
2.70% due 04/15/23	500,000	516,081
Magellan Midstream Partners, LP
3.25% due 06/01/30	2,120,000	2,263,853
NuStar Logistics, LP
4.75% due 02/01/22	1,186,000	1,188,218
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	550,000	621,991
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[4]	400,000	443,270
Parkland Corp.
5.88% due 07/15/27[4]	80,000	84,800
Total Energy		61,542,867

Total Corporate Bonds
(Cost $2,015,702,957)		2,054,483,416

ASSET-BACKED SECURITIES†† - 31.1%
Collateralized Loan Obligations - 20.1%
Shackleton CLO Ltd.
2017-8A, 1.05% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[4,7]	51,331,785	51,319,471
2018-6RA, 1.15% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[4,7]	28,548,087	28,534,558
Cerberus Onshore CLO LLC
2021-4A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 08/13/33[4,7]	74,300,000	74,299,889
THL Credit Lake Shore MM CLO I Ltd.
2021-1A, 1.83% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33[4,7]	48,500,000	48,576,630
2021-1A, 1.98% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/15/33[4,7]	6,250,000	6,274,486
BXMT Ltd.
2020-FL2, 0.99% (30 Day Average U.S. Secured Overnight Financing Rate + 1.01%, Rate Floor: 0.90%) due 02/15/38[4,7]	25,122,000	25,090,439
2020-FL2, 1.24% (30 Day Average U.S. Secured Overnight Financing Rate + 1.26%, Rate Floor: 1.15%) due 02/15/38[4,7]	14,310,000	14,278,811
2020-FL3, 1.92% (30 Day Average U.S. Secured Overnight Financing Rate + 1.86%, Rate Floor: 1.75%) due 03/15/37[4,7]	4,500,000	4,497,956

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~	Value
2020-FL3, 2.32% (30 Day Average U.S. Secured Overnight Financing Rate + 2.26%, Rate Floor: 2.15%) due 03/15/37[4,7]	2,000,000	$2,005,136
2020-FL2, 1.49% (30 Day Average U.S. Secured Overnight Financing Rate + 1.51%, Rate Floor: 1.40%) due 02/15/38[4,7]	2,000,000	1,995,403
Palmer Square Loan Funding Ltd.
2021-1A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 04/20/29[4,7]	18,461,195	18,470,717
2018-4A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[4,7]	8,277,916	8,279,103
2021-3A, 1.92% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/20/29[4,7]	5,000,000	4,999,902
2021-2A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 05/20/29[4,7]	4,000,000	3,961,728
2018-4A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[4,7]	3,500,000	3,501,790
2019-3A, 0.98% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[4,7]	2,781,040	2,781,280
Golub Capital Partners Clo 49M Ltd.
2021-49A, 1.63% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/26/33[4,7]	36,500,000	36,475,027
CHCP Ltd.
2021-FL1, 1.22% (30 Day Average U.S. Secured Overnight Financing Rate + 1.16%, Rate Floor: 1.05%) due 02/15/38[4,7]	34,750,000	34,721,074
Diamond CLO Ltd.
2021-1A, 1.33% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 04/25/29[4,7]	28,632,252	28,639,413
2018-1A, 1.64% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[4,7]	6,000,000	5,994,027
LCM XXIV Ltd.
2021-24A, 1.11% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.98%) due 03/20/30[4,7]	31,250,000	31,265,628
Golub Capital Partners CLO 54M L.P
2021-54A, 1.65% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/05/33[4,7]	29,000,000	29,001,949
Parliament Clo II Ltd.
2021-2A, 1.84% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 08/20/32[4,7]	22,250,000	22,221,153
2021-2A, 1.50% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/20/32[4,7]	5,250,000	5,245,841
2021-2A, 2.70% (3 Month USD LIBOR + 2.55%, Rate Floor: 2.55%) due 08/20/32[4,7]	500,000	498,674
Owl Rock CLO IV Ltd.
2021-4A, 1.74% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33[4,7]	24,250,000	24,274,158
2021-4A, 2.04% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/20/33[4,7]	3,650,000	3,636,280
Golub Capital Partners CLO 16 Ltd.
2021-16A, 1.70% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33[4,7]	27,650,000	27,691,754
Golub Capital Partners CLO Ltd.
2018-36A, 1.42% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,7]	27,500,000	27,348,084
ABPCI DIRECT LENDING FUND CLO V Ltd.
2021-5A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/20/31[4,7]	15,500,000	15,460,929
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31[4,7]	11,500,000	11,481,656
HERA Commercial Mortgage Ltd.
2021-FL1, 1.14% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38[4,7]	22,750,000	22,695,170
2021-FL1, 1.69% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 02/18/38[4,7]	3,750,000	3,738,958
Cerberus Loan Funding XXVI, LP
2021-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31[4,7]	23,000,000	22,999,945
2021-1A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/15/31[4,7]	3,250,000	3,252,178
LoanCore Issuer Ltd.
2019-CRE2, 1.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[4,7]	8,550,000	8,525,960
2021-CRE4, 1.42% (30 Day Average U.S. Secured Overnight Financing Rate + 1.36%, Rate Floor: 1.25%) due 07/15/35[4,7]	7,500,000	7,435,122
2018-CRE1, 1.21% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[4,7]	4,056,267	4,054,841
2018-CRE1, 1.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[4,7]	3,500,000	3,498,787

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~	Value
Cerberus Loan Funding XXXI, LP
2021-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32[4,7]	13,500,000	$13,502,674
2021-1A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/15/32[4,7]	9,600,000	9,605,178
Golub Capital Partners CLO 33M Ltd.
2021-33A, 1.98% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33[4,7]	23,000,000	22,998,825
Madison Park Funding XLVIII Ltd.
2021-48A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/19/33[4,7]	22,000,000	21,748,393
MidOcean Credit CLO VII
2020-7A, 1.17% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[4,7]	20,500,000	20,506,351
Dryden 33 Senior Loan Fund
2020-33A, 1.13% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/29[4,7]	10,613,479	10,611,684
2020-33A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/29[4,7]	8,250,000	8,234,313
Cerberus Loan Funding XXXII, LP
2021-2A, 1.75% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33[4,7]	14,250,000	14,280,910
2021-2A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/22/33[4,7]	4,000,000	4,003,613
Cerberus Loan Funding XXX, LP
2020-3A, 1.98% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33[4,7]	18,000,000	18,083,912
ABPCI Direct Lending Fund CLO II LLC
2021-1A, 1.73% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32[4,7]	15,250,000	15,230,600
2021-1A, 2.28% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 04/20/32[4,7]	2,250,000	2,254,976
2021-1A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 04/20/32[4,7]	300,000	300,960
BRSP 2021-FL1 Ltd.
2021-FL1, 2.24% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 08/19/38[4,7]	10,000,000	10,004,452
2021-FL1, 1.99% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/19/38[4,7]	6,400,000	6,405,734
Woodmont Trust
2020-7A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32[4,7]	16,250,000	16,341,414
ABPCI Direct Lending Fund IX LLC
2020-9A, 2.08% (3 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 11/18/31[4,7]	15,000,000	15,045,088
Venture XIV CLO Ltd.
2020-14A, 1.15% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[4,7]	15,000,000	15,001,289
Fortress Credit Opportunities IX CLO Ltd.
2021-9A due 10/15/33[4,7]	11,500,000	11,500,000
2017-9A, 1.68% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[4,7]	2,982,000	2,982,000
AMMC CLO XI Ltd.
2020-11A, 1.83% due 04/30/31[4]	14,300,000	14,279,674
Cerberus Loan Funding XXXIII, LP
2021-3A, 1.69% (3 Month USD LIBOR + 1.56%, Rate Floor: 1.56%) due 07/23/33[4,7]	11,500,000	11,514,200
2021-3A, 1.98% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 07/23/33[4,7]	2,000,000	1,999,994
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.30% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,7]	13,450,000	13,346,178
GPMT Ltd.
2019-FL2, 1.38% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[4,7]	12,693,158	12,686,361
Parliament Funding II Ltd.
2020-1A, 2.58% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 08/12/30[4,7]	12,500,000	12,546,572
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 1.88% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33[4,7]	12,250,000	12,272,431
ACRES Commercial Realty Ltd.
2021-FL1, 1.88% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 06/15/36[4,7]	11,200,000	11,087,876
Neuberger Berman CLO XVI-S Ltd.
2021-16SA, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/34[4,7]	10,200,000	10,055,347
KREF
2021-FL2, 1.73% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 02/15/39[4,7]	10,000,000	10,004,347

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~	Value
Allegro CLO IX Ltd.
2018-3A, 1.29% (3 Month USD LIBOR + 1.17%, Rate Floor: 1.17%) due 10/16/31[4,7]	10,000,000	$10,000,145
Recette CLO Ltd.
2021-1A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/20/34[4,7]	10,000,000	9,854,247
Marathon CLO V Ltd.
2017-5A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[4,7]	9,221,688	9,215,496
610 Funding CLO 3 Ltd.
2018-3A, 1.38% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[4,7]	9,136,694	9,137,066
Cerberus Loan Funding XXXV, LP
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/22/33[4,7]	8,000,000	8,000,000
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/20/33[4,7]	7,000,000	6,979,148
2021-9A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 01/20/33[4,7]	1,000,000	993,620
LoanCore 2021-CRE5 Issuer Ltd.
2021-CRE5, 2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/15/36[4,7]	7,900,000	7,907,054
BDS 2021-FL8
2021-FL8, 2.00% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/18/36[4,7]	7,000,000	7,002,624
KREF Funding V LLC
1.84% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/25/26†††,7	7,048,133	6,976,947
0.15% due 06/25/26†††,8	27,272,727	33,546
NewStar Fairfield Fund CLO Ltd.
2018-2A, 1.40% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[4,7]	6,529,571	6,477,478
BSPRT Issuer Ltd.
2021-FL6, 2.13% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 03/15/36[4,7]	5,000,000	4,999,996
2018-FL4, 1.13% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[4,7]	1,447,092	1,444,958
LCCM 2021-FL2 Trust
2021-FL2, 1.98% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/13/38[4,7]	6,000,000	6,002,320
MF1 Multifamily Housing Mortgage Loan Trust
2021-FL6, 1.74% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 07/16/36[4,7]	6,000,000	5,956,105
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/16/33[4,7]	6,000,000	5,947,629
CIFC Funding Ltd.
2021-4A, 1.38% (3 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 04/20/34[4,7]	5,000,000	5,007,362
Owl Rock CLO II Ltd.
2021-2A, 1.68% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 04/20/33[4,7]	5,000,000	4,988,598
ACRES Commercial Realty Ltd.
2021-FL1, 2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 06/15/36[4,7]	4,800,000	4,751,864
Carlyle Global Market Strategies CLO Ltd.
2018-4A, 1.13% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 01/15/31[4,7]	4,681,009	4,679,791
PFP Ltd.
2021-7, 1.50% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/14/38[4,7]	4,599,770	4,588,136
VOYA CLO
2021-2A, 2.28% (3 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 06/07/30[4,7]	4,500,000	4,500,412
ACRE Commercial Mortgage Ltd.
2021-FL4, 1.19% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 12/18/37[4,7]	4,500,000	4,488,779
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[4,7]	4,220,586	4,220,111
PFP Ltd.
2021-7, 2.50% (1 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 04/14/38[4,7]	4,104,795	4,110,032
Avery Point VI CLO Ltd.
2021-6A, 1.47% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/05/27[4,7]	4,000,000	3,995,998
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/20/32[4,7]	4,000,000	3,995,861

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~	Value
Magnetite XXIX Ltd.
2021-29A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/15/34[4,7]	4,000,000	$3,988,411
Owl Rock CLO VI Ltd.
2021-6A, 1.87% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/21/32[4,7]	3,500,000	3,489,712
FS RIALTO
2021-FL2, 2.14% (1 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 04/16/28[4,7]	3,250,000	3,251,437
AMMC CLO XIV Ltd.
2021-14A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 07/25/29[4,7]	3,250,000	3,249,836
STWD Ltd.
2019-FL1, 2.03% (30 Day Average U.S. Secured Overnight Financing Rate + 2.06%, Rate Floor: 1.95%) due 07/15/38[4,7]	3,200,000	3,202,216
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[4,7]	2,500,000	2,500,342
TRTX Issuer Ltd.
2019-FL3, 1.23% (30 Day Average U.S. Secured Overnight Financing Rate + 1.26%, Rate Floor: 1.15%) due 10/15/34[4,7]	2,243,000	2,241,942
Greystone Commercial Real Estate Notes
2021-FL3, 1.73% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 07/15/39[4,7]	2,200,000	2,199,008
STWD Ltd.
2021-FL2, 1.88% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/18/38[4,7]	2,187,000	2,185,277
HGI CRE CLO Ltd.
2021-FL2, 1.85% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/19/26[4,7]	2,000,000	2,000,000
Wind River CLO Ltd.
2017-2A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[4,7]	1,832,777	1,832,616
Marathon CLO VII Ltd.
2017-7A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[4,7]	1,576,808	1,576,706
BDS Ltd.
2020-FL5, 1.97% (30 Day Average U.S. Secured Overnight Financing Rate + 1.91%, Rate Floor: 1.80%) due 02/16/37[4,7]	1,400,000	1,399,330
Newfleet CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[4,7]	1,395,932	1,395,066
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[4,9]	1,500,000	1,270,386
Northwoods Capital XII-B Ltd.
2018-12BA, 0.87% (3 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 06/15/31[4,7]	1,093,750	1,091,812
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,9]	1,000,000	816,507
Oaktree CLO Ltd.
2017-1A, 1.00% (3 Month USD LIBOR + 0.87%) due 10/20/27[4,7]	791,504	791,445
KVK CLO Ltd.
2017-1A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[4,7]	703,197	703,197
TCP Waterman CLO Ltd.
2016-1A, 2.17% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,7]	663,174	663,174
Newstar Commercial Loan Funding LLC
2017-1A, 2.62% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[4,7]	540,918	541,012
Mountain View CLO Ltd.
2018-1A, 0.93% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[4,7]	390,138	390,089
LCM XXII Ltd.
2018-22A, 0.73% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 10/20/28[4,7]	90,278	90,268
Copper River CLO Ltd.
2007-1A, due 01/20/21[9,10]	500,000	17,115
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[4,9]	301,370	338
Total Collateralized Loan Obligations		1,224,601,818

Financial - 3.4%
Station Place Securitization Trust
2020-16, 1.08% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/22/21†††,4,7	30,000,000	30,000,000
2021-9, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 06/20/22†††,4,7	29,450,000	29,450,000
2021-3, 0.98% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/22†††,4,7	10,300,000	10,300,000
2021-SP1, 1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/17/22†††,4,7	3,000,000	3,000,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~		Value
2021-WL2, 1.34% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 03/25/54†††,4,7		2,000,000	$2,000,000
2021-WL1, 0.94% (1 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/26/54†††,4,7		1,650,000	1,650,000
2021-WL1, 1.14% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 01/26/54†††,4,7		1,250,000	1,250,000
2021-15, 0.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 09/26/22[4,7]		61,500,000	61,500,000
Strategic Partners Fund VIII LP
2.59% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/10/25†††,7		23,500,000	23,500,470
3.09% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/10/25†††,7		4,000,000	4,000,360
HV Eight LLC
2.90% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 12/28/25†††,7	EUR	21,000,000	24,294,265
Madison Avenue Secured Funding Trust Series
2020-1, 1.71% (1 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 12/13/21†††,4,7		8,000,000	8,000,000
Ceamer Finance LLC
3.69% due 03/22/31†††		4,500,000	4,417,560
KKR Core Holding Company LLC
4.00% due 07/15/31†††		3,650,000	3,600,725
Aesf Vi Verdi, LP
2.15% (3 Month EURIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24†††,7	EUR	2,163,556	2,505,134
Total Financial			209,468,514

Transport-Container - 1.9%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[4]		38,778,750	38,406,749
CLI Funding VI LLC
2020-3A, 2.07% due 10/18/45[4]		16,783,333	16,867,062
2020-1A, 2.08% due 09/18/45[4]		1,780,000	1,789,502
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[4]		17,660,268	17,404,892
TIF Funding II LLC
2021-1A, 1.65% due 02/20/46[4]		17,354,500	16,968,085
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[4]		10,772,667	10,601,678
2020-1A, 2.73% due 08/21/45[4]		5,148,050	5,216,635
Textainer Marine Containers VIII Ltd.
2020-2A, 2.10% due 09/20/45[4]		4,525,663	4,563,875
CAL Funding IV Ltd.
2020-1A, 2.22% due 09/25/45[4]		3,431,250	3,458,276
Total Transport-Container			115,276,754

Net Lease - 1.5%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[4]		40,157,800	40,477,994
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[4]		15,279,091	15,316,831
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[4]		10,356,708	10,788,300
STORE Master Funding LLC
2021-1A, 2.86% due 06/20/51[4]		6,941,313	6,977,184
CF Hippolyta LLC
2021-1A, 1.98% due 03/15/61[4]		6,064,264	6,077,416
CMFT Net Lease Master Issuer LLC
2021-1, 2.91% due 07/20/51[4]		3,000,000	2,995,542
2021-1, 2.51% due 07/20/51[4]		2,500,000	2,487,827
CARS-DB4, LP
2020-1A, 3.19% due 02/15/50[4]		3,990,833	4,079,822
2020-1A, 3.25% due 02/15/50[4]		907,021	951,784
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[4]		1,995,417	2,052,801
Total Net Lease			92,205,501

Whole Business - 1.4%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/07/49[4]		25,389,540	25,832,080
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[4]		18,750,000	18,729,169
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[4]		6,140,625	6,399,059
2021-1A, 2.39% due 04/25/51[4]		5,985,000	6,009,586
ServiceMaster Funding LLC
2020-1, 2.84% due 01/30/51[4]		9,203,750	9,363,536
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[4]		7,820,700	8,041,111
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[4]		7,177,500	7,440,699
Domino’s Pizza Master Issuer LLC
2019-1A, 3.67% due 10/25/49[4]		1,723,750	1,850,984
Total Whole Business			83,666,224

Transport-Aircraft - 1.3%
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[4]		15,581,927	15,134,760
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[4]		10,097,914	9,970,482
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[4]		9,356,679	9,321,580
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[4]		8,016,896	7,994,902
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[4]		7,182,656	7,242,455
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[4]		6,981,126	7,210,660
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[4]		6,985,044	6,925,900
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[4]		4,605,630	3,910,640
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[4]		2,676,843	2,653,610
2017-1, 4.58% due 02/15/42[4]		1,099,706	1,095,673

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~	Value
Raspro Trust
2005-1A, 0.93% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,7]	3,278,415	$3,278,412
AASET Trust
2017-1A, 3.97% due 05/16/42[4]	3,469,248	3,181,107
Total Transport-Aircraft		77,920,181

Collateralized Debt Obligations - 0.8%
Anchorage Credit Funding 4 Ltd.
2021-4A, 2.72% due 04/27/39[4]	24,650,000	24,653,476
Anchorage Credit Funding Ltd.
2021-13A, 2.88% due 07/27/39[4]	8,500,000	8,501,591
2021-13A, 3.15% due 07/27/39[4]	8,050,000	8,043,929
Anchorage Credit Funding 3 Ltd.
2021-3A, 2.87% due 01/28/39[4]	9,750,000	9,750,306
Total Collateralized Debt Obligations		50,949,302

Infrastructure - 0.6%
VB-S1 Issuer LLC
2020-1A, 3.03% due 06/15/50[4]	31,500,000	32,829,618
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[4]	7,051,311	7,181,500
Total Infrastructure		40,011,118

Single Family Residence - 0.1%
FirstKey Homes Trust
2021-SFR1, 2.19% due 08/17/38[4]	4,000,000	3,981,629
Total Asset-Backed Securities
(Cost $1,897,721,560)		1,898,081,041

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 18.7%
Residential Mortgage Backed Securities - 13.4%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60[4,7]	39,385,120	39,491,042
2020-RPL5, 3.02% (WAC) due 08/25/60[4,7]	16,643,715	16,871,597
2021-RPL4, 1.80% (WAC) due 12/27/60[4,7]	9,957,763	9,989,013
2018-RPL9, 3.85% (WAC) due 09/25/57[4,7]	8,246,970	8,555,470
2020-NQM1, 1.41% due 05/25/65[4,11]	4,852,640	4,868,665
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[4,11]	53,649,438	53,645,044
NYMT Loan Trust 2021-SP1
2021-SP1, 1.67% due 08/25/61[4,11]	45,642,503	45,569,808
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[4]	28,950,000	28,983,009
2020-T3, 1.32% due 10/15/52[4]	12,450,000	12,459,285
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[4,11]	26,311,974	26,333,337
2021-GS2, 1.75% due 04/25/61[4,11]	10,183,482	10,193,361
Ocwen Master Advance Receivables Trust
2020-T1, 1.28% due 08/15/52[4]	33,150,000	33,133,011
BRAVO Residential Funding Trust 2021-C
2021-C, 1.62% due 03/01/61[4,11]	30,000,000	29,986,572
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[4,7]	13,486,663	13,747,418
2018-2, 3.25% (WAC) due 03/25/58[4,7]	7,321,962	7,518,983
2017-5, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[4,7]	5,676,978	5,676,934
2018-1, 3.00% (WAC) due 01/25/58[4,7]	1,033,584	1,054,675
PRPM LLC
2021-5, 1.79% due 06/25/26[4,11]	27,028,896	27,052,195
New Residential Advance Receivables Trust Advance Receivables Backed Notes
2020-T1, 1.43% due 08/15/53[4]	15,750,000	15,737,274
2020-APT1, 1.04% due 12/16/52[4]	10,900,000	10,897,218
FKRT
2.21% due 11/30/58	25,700,000	25,706,939
Verus Securitization Trust
2020-5, 1.58% due 05/25/65[4,11]	10,491,873	10,538,045
2021-3, 1.44% (WAC) due 06/25/66[4,7]	6,458,920	6,451,265
2019-4, 2.64% due 11/25/59[4,11]	4,798,080	4,867,825
2020-1, 2.42% due 01/25/60[4,11]	2,964,912	3,000,284
Legacy Mortgage Asset Trust
2021-GS4, 1.65% due 11/25/60[4,11]	23,565,671	23,533,264
LSTAR Securities Investment Ltd.
2021-1, 1.89% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[7,10]	11,467,486	11,502,405
2021-2, 1.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[7,10]	7,147,585	7,150,523
Soundview Home Loan Trust
2006-OPT5, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[7]	13,778,102	13,578,883
2005-OPT3, 0.79% (1 Month USD LIBOR + 0.71%, Rate Floor: 0.71%) due 11/25/35[7]	3,197,612	3,199,697
2006-1, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 02/25/36[7]	1,855,339	1,855,548
CSMC Trust
2021-RPL7, 1.93% due 06/27/61[4]	16,800,000	16,807,056
BRAVO Residential Funding Trust
2021-HE2, 0.90% (30 Day Average U.S. Secured Overnight Financing Rate + 0.85%, Rate Floor: 0.00%) due 11/25/69[4,7]	4,730,744	4,730,743
2019-NQM1, 2.67% (WAC) due 07/25/59[4,7]	3,975,939	3,992,235
2021-HE1, 1.00% (30 Day Average U.S. Secured Overnight Financing Rate + 0.95%, Rate Floor: 0.00%) due 01/25/70[4,7]	3,912,481	3,909,700
2021-HE1, 0.90% (30 Day Average U.S. Secured Overnight Financing Rate + 0.85%, Rate Floor: 0.00%) due 01/25/70[4,7]	2,937,680	2,937,680
2019-NQM2, 2.75% (WAC) due 11/25/59[4,7]	1,105,969	1,112,838
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[4,7]	9,252,070	9,616,360
2018-1A, 4.00% (WAC) due 12/25/57[4,7]	2,675,351	2,854,831
2019-6A, 3.50% (WAC) due 09/25/59[4,7]	1,988,669	2,091,712

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~	Value
2017-5A, 1.59% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[4,7]	888,024	$893,541
FKRT
2020-C2A, 3.25% due 12/30/23†††,10	15,055,608	15,055,608
PRPM 2021-8 LLC
2021-8, 1.74% (WAC) due 09/25/26[4,7]	15,000,000	14,981,180
Home Equity Loan Trust
2007-FRE1, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[7]	14,811,221	14,153,194
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[7,10]	8,450,587	8,767,568
2019-RM3, 2.80% (WAC) due 06/25/69[7,10]	2,744,136	2,783,216
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.72% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[7]	9,131,631	9,115,864
2006-BC4, 0.43% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 12/25/36[7]	979,699	969,289
2007-BC1, 0.22% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 02/25/37[7]	127,583	126,031
ZH Trust
2021-2, 2.35% due 10/17/27[4]	10,000,000	9,994,200
NovaStar Mortgage Funding Trust Series
2007-2, 0.29% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[7]	9,662,667	9,518,868
Verus Securitization Trust 2021-4
2021-4, 1.35% (WAC) due 07/25/66[4,7]	9,224,300	9,219,045
Verus Securitization Trust 2021-5
2021-5, 1.37% (WAC) due 09/25/66[4,7]	8,700,000	8,695,734
Alternative Loan Trust
2007-OA7, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[7]	6,011,013	5,759,561
2007-OH3, 0.38% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[7]	2,597,655	2,499,446
Banc of America Funding Trust
2015-R2, 0.35% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[4,7]	7,477,745	7,360,213
CFMT LLC
2021-HB5, 1.37% (WAC) due 02/25/31[4,7]	6,950,000	6,937,191
American Home Mortgage Investment Trust
2006-3, 0.45% (1 Month USD LIBOR + 0.36%, Rate Cap/Floor: 10.50%/0.36%) due 12/25/46[7]	6,794,368	6,589,020
CIT Mortgage Loan Trust
2007-1, 1.44% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[4,7]	5,951,113	6,001,295
2007-1, 1.54% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[4,7]	213,450	214,595
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 0.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 10/25/35[7]	5,774,936	5,777,036
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 0.28% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.28%) due 11/25/36[7]	5,582,402	5,502,798
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60[4,7]	5,186,021	5,196,786
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE3, 0.34% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/36[7]	2,639,511	1,770,805
2007-HE3, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/36[7]	1,890,945	1,255,644
2007-HE5, 0.27% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 03/25/37[7]	1,821,030	1,041,492
2006-NC1, 0.66% (1 Month USD LIBOR + 0.57%, Rate Floor: 0.57%) due 12/25/35[7]	963,157	963,645
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-R10, 0.73% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 01/25/36[7]	4,663,162	4,660,057
Securitized Asset Backed Receivables LLC Trust
2007-HE1, 0.20% (1 Month USD LIBOR + 0.11%, Rate Floor: 0.11%) due 12/25/36[7]	13,686,397	4,485,792
HarborView Mortgage Loan Trust
2006-14, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[7]	2,535,863	2,409,282
2006-12, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[7]	2,128,269	2,059,414
Park Place Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-WHQ3, 1.03% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 06/25/35[7]	4,388,106	4,409,200
BRAVO Residential Funding Trust
2021-HE2, 1.10% (30 Day Average U.S. Secured Overnight Financing Rate + 1.05%, Rate Floor: 0.00%) due 11/25/69[4,7]	4,344,117	4,344,117
Morgan Stanley Home Equity Loan Trust
2006-2, 0.65% (1 Month USD LIBOR + 0.56%, Rate Floor: 0.56%) due 02/25/36[7]	4,078,383	4,061,924

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~	Value
ZH Trust
2021-1, 2.25% due 02/18/27[4]	4,000,000	$4,004,404
First NLC Trust
2005-4, 0.87% (1 Month USD LIBOR + 0.78%, Rate Cap/Floor: 14.00%/0.78%) due 02/25/36[7]	3,918,478	3,902,567
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[4,7]	3,778,846	3,811,304
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[4]	3,750,000	3,779,169
IXIS Real Estate Capital Trust
2006-HE1, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/25/36[7]	5,424,258	3,602,687
Countrywide Asset-Backed Certificates
2006-6, 0.43% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 09/25/36[7]	2,855,992	2,847,252
2006-5, 0.67% (1 Month USD LIBOR + 0.58%, Rate Floor: 0.58%) due 08/25/36[7]	648,794	645,306
Asset-Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 01/25/36[7]	3,350,000	3,322,247
Ellington Financial Mortgage Trust
2021-2, 1.67% (WAC) due 06/25/66[4,7]	3,190,206	3,192,730
Structured Asset Investment Loan Trust
2006-3, 0.39% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 06/25/36[7]	2,785,401	2,749,991
2005-2, 0.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 03/25/35[7]	227,143	226,841
2005-1, 0.81% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.72%) due 02/25/35[4,7]	52,710	52,742
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[4,7]	2,917,170	2,937,367
Nationstar Home Equity Loan Trust
2007-B, 0.31% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[7]	2,924,362	2,915,577
Finance of America HECM Buyout
2021-HB1, 1.59% (WAC) due 02/25/31[4,7]	2,850,000	2,845,695
Ellington Financial Mortgage Trust
2020-2, 1.64% (WAC) due 10/25/65[4,7]	2,544,076	2,552,539
Citigroup Mortgage Loan Trust
2019-IMC1, 2.72% (WAC) due 07/25/49[4,7]	1,477,160	1,489,175
2007-WFH2, 0.69% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37[7]	1,019,088	1,017,699
FBR Securitization Trust
2005-2, 0.84% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.75%) due 09/25/35[7]	2,335,146	2,335,988
Credit-Based Asset Servicing and Securitization LLC
2006-CB2, 0.47% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/36[7]	2,361,162	2,322,554
MFRA Trust
2021-INV1, 1.26% (WAC) due 01/25/56[4,7]	2,236,784	2,236,935
GSAA Home Equity Trust
2006-3, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/25/36[7]	2,754,652	1,833,864
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 1.11% (1 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 04/25/35[7]	1,666,365	1,670,351
CSMC Series
2015-12R, 0.59% (WAC) due 11/30/37[4,7]	1,435,488	1,434,141
2014-2R, 0.29% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[4,7]	116,835	115,542
COLT Mortgage Loan Trust
2021-2, 2.38% (WAC) due 08/25/66[4,7]	1,500,000	1,491,669
Lehman XS Trust Series
2006-16N, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/46[7]	1,539,919	1,485,815
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[4,7]	1,241,307	1,248,874
JP Morgan Mortgage Acquisition Trust
2006-HE2, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[7]	1,239,762	1,236,438
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 0.67% (1 Month USD LIBOR + 0.58%, Rate Floor: 0.58%) due 01/25/36[7]	1,075,568	1,065,852
Long Beach Mortgage Loan Trust
2006-8, 0.41% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 09/25/36[7]	2,544,150	993,459
First Franklin Mortgage Loan Trust
2004-FF10, 1.36% (1 Month USD LIBOR + 1.28%, Rate Floor: 1.28%) due 07/25/34[7]	707,743	709,789
Nomura Resecuritization Trust
2015-4R, 1.38% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[4,7]	696,386	702,807
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	155,293	157,926
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 0.59% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 12/25/35[7]	142,763	142,647
Morgan Stanley Re-REMIC Trust
2010-R5, 1.76% due 06/26/36[4]	64,793	60,312
Total Residential Mortgage Backed Securities		815,914,650

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~	Value

Government Agency - 3.9%
Uniform MBS 30 Year
due 11/10/21[15]	178,900,000	$184,001,512
Freddie Mac Multifamily Structured Pass-Through Certificates
2018-K074, 3.60% due 02/25/28	14,000,000	15,718,566
2021-KJ33, 1.57% due 07/25/32	9,100,000	9,157,243
2018-K078, 3.92% due 06/25/28	3,350,000	3,847,147
2013-K035, 0.47% (WAC) due 08/25/23[7,8]	99,818,553	585,486
Fannie Mae
3.59% due 02/01/29	10,200,000	11,171,605
1.71% due 08/01/31	3,751,000	3,694,320
3.21% due 08/01/27	2,088,450	2,288,090
Freddie Mac Seasoned Credit Risk Transfer Trust
2020-3, 2.00% due 05/25/60	4,127,420	4,143,110
2020-2, 2.00% due 11/25/59	2,422,194	2,441,519
Fannie Mae-Aces
2020-M23, 1.74% due 03/25/35	3,840,000	3,739,325
2020-M23, 1.58% (WAC) due 03/25/35[7,8]	8,686,052	1,102,254
Total Government Agency		241,890,177

Commercial Mortgage Backed Securities - 1.4%
BX Commercial Mortgage Trust
2021-VOLT, 1.75% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 09/15/36[4,7]	25,000,000	25,015,668
BXHPP Trust
2021-FILM, 1.18% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 08/15/36[4,7]	8,250,000	8,257,423
Life Mortgage Trust
2021-BMR, 1.48% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 03/15/38[4,7]	7,000,000	7,013,315
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.16% (WAC) due 07/15/50[7,8]	24,552,903	1,121,938
2016-C37, 1.07% (WAC) due 12/15/49[7,8]	31,814,213	976,652
2017-C42, 1.03% (WAC) due 12/15/50[7,8]	14,716,544	704,275
2017-RB1, 1.40% (WAC) due 03/15/50[7,8]	9,288,283	525,703
2015-LC22, 0.93% (WAC) due 09/15/58[7,8]	20,204,831	521,729
2016-NXS5, 1.59% (WAC) due 01/15/59[7,8]	5,294,807	266,315
Extended Stay America Trust
2021-ESH, 1.78% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/15/38[4,7]	3,979,298	4,006,848
KKR Industrial Portfolio Trust
2021-KDIP, 1.08% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/15/37[4,7]	3,550,000	3,547,860
Motel Trust
2021-MTL6, 1.30% (1 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 09/15/38[4,7]	3,250,000	3,256,220
JPMDB Commercial Mortgage Securities Trust
2016-C4, 0.88% (WAC) due 12/15/49[7,8]	37,809,920	1,293,356
2018-C8, 0.79% (WAC) due 06/15/51[7,8]	42,097,029	1,273,258
2016-C2, 1.71% (WAC) due 06/15/49[7,8]	7,141,676	377,935
2017-C5, 1.09% (WAC) due 03/15/50[7,8]	3,373,707	141,181
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP2, 1.94% (WAC) due 08/15/49[7,8]	35,340,289	2,527,470
COMM Mortgage Trust
2015-CR24, 0.90% (WAC) due 08/10/48[7,8]	61,231,517	1,559,536
2018-COR3, 0.58% (WAC) due 05/10/51[7,8]	35,383,891	954,834
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.24% (WAC) due 02/15/50[7,8]	32,627,527	1,474,007
2016-UB10, 1.99% (WAC) due 07/15/49[7,8]	14,589,471	981,423
BENCHMARK Mortgage Trust
2018-B2, 0.55% (WAC) due 02/15/51[7,8]	122,084,672	2,360,263
DBJPM Mortgage Trust
2017-C6, 1.11% (WAC) due 06/10/50[7,8]	58,043,068	2,325,112
UBS Commercial Mortgage Trust
2017-C2, 1.20% (WAC) due 08/15/50[7,8]	28,498,692	1,343,089
2017-C5, 1.14% (WAC) due 11/15/50[7,8]	13,661,635	588,310
Morgan Stanley Bank of America Merrill Lynch Trust
2017-C34, 0.92% (WAC) due 11/15/52[7,8]	23,941,716	926,870
2015-C27, 1.03% (WAC) due 12/15/47[7,8]	30,848,595	864,816
CSAIL Commercial Mortgage Trust
2019-C15, 1.21% (WAC) due 03/15/52[7,8]	19,863,037	1,182,451
2016-C6, 2.03% (WAC) due 01/15/49[7,8]	6,318,280	453,921
BBCMS Mortgage Trust
2018-C2, 0.93% (WAC) due 12/15/51[7,8]	29,712,888	1,420,659
BAMLL Commercial Mortgage Securities Trust
2012-PARK, 2.96% due 12/10/30[4]	1,300,000	1,332,420
CD Mortgage Trust
2017-CD6, 1.06% (WAC) due 11/13/50[7,8]	14,033,069	542,138
2016-CD1, 1.53% (WAC) due 08/10/49[7,8]	6,202,772	334,861
CD Commercial Mortgage Trust
2017-CD4, 1.44% (WAC) due 05/10/50[7,8]	16,688,375	850,151
CGMS Commercial Mortgage Trust
2017-B1, 0.96% (WAC) due 08/15/50[7,8]	21,841,189	808,725
Citigroup Commercial Mortgage Trust
2016-C2, 1.89% (WAC) due 08/10/49[7,8]	6,525,525	449,052
2016-GC37, 1.85% (WAC) due 04/10/49[7,8]	3,234,452	201,414
GS Mortgage Securities Trust
2017-GS6, 1.17% (WAC) due 05/10/50[7,8]	11,406,586	589,174
BANK
2017-BNK6, 0.95% (WAC) due 07/15/60[7,8]	14,843,706	540,767
JPMBB Commercial Mortgage Securities Trust
2013-C17, 0.89% (WAC) due 01/15/47[7,8]	21,694,958	296,570
Total Commercial Mortgage Backed Securities		83,207,709

Total Collateralized Mortgage Obligations
(Cost $1,136,222,296)		1,141,012,536

SENIOR FLOATING RATE INTERESTS††,7 - 6.7%
Industrial - 1.4%
Berry Global, Inc.
1.86% (2 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/01/26	21,625,214	21,490,057

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~		Value
SkyMiles IP Ltd.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27		16,867,590	$17,929,236
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27		9,455,500	10,040,606
Filtration Group Corp.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25		5,118,733	5,089,966
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/31/25	EUR	2,375,051	2,744,571
Wrench Group LLC
4.13% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/30/26		6,168,448	6,160,738
TransDigm, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/22/24		4,023,066	3,977,807
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25		1,220,953	1,205,691
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25		636,631	628,609
Harsco Corporation
2.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 03/10/28		4,000,000	3,988,320
Charter Next Generation, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27		3,450,000	3,455,934
Standard Industries, Inc.
due 09/22/28		2,550,000	2,551,377
Ravago Holdings America, Inc.
2.64% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/06/28		1,990,000	1,980,050
Tank Holdings Corp.
3.58% (1 Month USD LIBOR + 3.50% and Commercial Prime Lending Rate + 2.50%, Rate Floor: 3.50%) due 03/26/26		1,965,000	1,955,175
TAMKO Building Products, Inc.
3.11% (2 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/29/26		1,786,329	1,775,165
Park River Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27		997,500	993,141
Cushman & Wakefield US Borrower LLC
2.83% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 08/21/25		894,216	885,497
Reece Ltd.
2.14% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 01/04/27		725,745	721,209
BWAY Holding Co.
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24		49,229	48,175
Total Industrial			87,621,324

Communications - 1.1%
Internet Brands, Inc.
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/13/24		13,501,977	13,455,936
Playtika Holding Corp.
2.83% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/13/28		9,950,000	9,942,040
WMG Acquisition Corp.
2.21% (1 Month USD LIBOR + 2.13%, Rate Floor: 2.13%) due 01/20/28		10,000,000	9,939,600
Recorded Books, Inc.
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/29/25		9,005,342	9,008,133
McGraw Hill LLC
5.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28		7,000,000	7,014,980
ProQuest LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 10/23/26		6,459,395	6,451,902
UPC Broadband Holding BV
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/31/29		5,000,000	4,982,300
Zayo Group Holdings, Inc.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27		1,500,000	1,486,005
Authentic Brands
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24		1,432,369	1,429,462
Altice US Finance I Corp.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/26		463,125	456,178
Ziggo Financing Partnership
2.58% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/28/28		400,000	396,668
Virgin Media Bristol LLC
2.58% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/31/28		200,000	198,576
Total Communications			64,761,780

Consumer, Non-cyclical - 0.9%
Option Care Health, Inc.
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26		12,355,682	12,349,504
California Cryobank
3.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/25†††		9,974,359	9,924,487
Icon Luxembourg SARL
3.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 07/03/28		5,785,500	5,803,956
Spectrum Brands, Inc.
2.50% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 03/03/28		4,975,000	4,960,473
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28		4,730,000	4,722,621

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~		Value
Sigma Holding BV (Flora Food)
3.50% (1 Month EURIBOR + 3.50% and 6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR	3,700,000	$4,162,157
Bombardier Recreational Products, Inc.
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27		3,183,337	3,154,496
Hearthside Group Holdings LLC
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25		2,089,286	2,090,602
PAREXEL International Corp.
2.83% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 09/27/24		1,040,581	1,039,696
Catalent Pharma Solutions, Inc.
2.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 02/22/28		798,500	798,300
Agiliti
3.00% due 01/04/26		750,000	745,313
Aramark Services, Inc.
1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/11/25		700,000	683,956
EyeCare Partners LLC
3.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/18/27		496,250	492,965
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26		497,500	484,709
Froneri US, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/29/27		444,375	438,820
Examworks Group, Inc.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/27/23		398,953	398,869
Pearl Intermediate Parent LLC
2.83% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/14/25		396,916	392,701
Outcomes Group Holdings, Inc.
3.38% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 10/24/25		388,715	381,232
US Foods, Inc.
1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/27/23		338,856	336,738
Utz Quality Foods LLC
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/20/28		297,750	297,194
Valeant Pharmaceuticals International, Inc.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/02/25		256,688	256,303
Total Consumer, Non-cyclical			53,915,092

Consumer, Cyclical - 0.9%
Stars Group (Amaya)
2.25% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/21/26		11,450,000	11,407,063
BGIS (BIFM CA Buyer, Inc.)
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/01/26		10,932,039	10,877,379
Verisure Holding AB
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/27/28	EUR	7,970,000	9,173,625
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 07/20/26	EUR	1,030,000	1,186,576
Amaya Holdings BV
2.50% (3 Month EURIBOR + 2.50%, Rate Floor: 2.50%) due 07/21/26	EUR	4,500,000	5,208,625
Truck Hero, Inc.
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 01/31/28		4,975,000	4,961,518
Packers Holdings LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28		3,980,162	3,959,425
New Trojan Parent, Inc.
3.75% (1 Week USD LIBOR + 3.25% and 3 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 01/06/28		2,743,125	2,735,115
Entain Holdings (Gibraltar) Limited
3.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 03/29/27		1,496,250	1,493,452
Alterra Mountain Co.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 08/17/28		1,138,459	1,134,189
Murphy Oil USA, Inc.
2.25% (1 Month USD LIBOR + 1.75%, Rate Floor: 2.25%) due 01/31/28		698,250	698,250
Samsonite IP Holdings SARL
1.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/25/25		297,271	291,325
Cast & Crew Payroll LLC
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/09/26		128,105	127,518
Total Consumer, Cyclical			53,254,060

Technology - 0.9%
Project Boost Purchaser LLC
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 05/29/26		13,216,875	13,209,738
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26		823,393	818,889
Conair Holdings LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 05/17/28		10,000,000	10,004,200
Boxer Parent Co., Inc.
3.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25		7,272,215	7,228,291

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~		Value
Peraton Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28		6,815,750	$6,816,840
Polaris Newco LLC
4.50% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28		6,000,000	6,011,280
Sabre GLBL, Inc.
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24		3,026,418	2,988,043
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24		1,935,375	1,936,343
MACOM Technology Solutions Holdings, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/17/24		1,549,149	1,541,403
EXC Holdings III Corp.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/02/24†††		900,000	902,250
Dun & Bradstreet
3.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/26		728,448	727,537
Emerald TopCo, Inc. (Press Ganey)
3.63% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26		508,291	504,799
TIBCO Software, Inc.
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/26		348,237	345,409
Total Technology			53,035,022

Financial - 0.8%
Citadel Securities, LP
2.58% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/02/28		11,442,500	11,332,194
AlixPartners, LLP
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 02/04/28		9,950,000	9,919,553
Delos Finance SARL (International Lease Finance)
1.88% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/06/23		6,076,000	6,069,377
USI, Inc.
3.13% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24		5,973,701	5,929,973
Nexus Buyer LLC
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26		5,386,329	5,384,390
HUB International Ltd.
2.88% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/25/25		3,523,525	3,487,938
Jane Street Group LLC
2.83% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28		3,358,125	3,322,865
Focus Financial Partners LLC
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/03/24		1,190,769	1,181,339
Total Financial			46,627,629

Basic Materials - 0.5%
Trinseo Materials Operating S.C.A.
2.58% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/03/28		11,072,250	11,030,729
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/06/24		497,429	495,032
INEOS Ltd.
2.75% (1 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 01/29/26	EUR	8,100,000	9,313,311
Invictus MD Strategies Corp.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25		6,424,925	6,404,879
GrafTech Finance, Inc.
3.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25		1,106,581	1,106,581
Total Basic Materials			28,350,532

Bank Loans - 0.1%
Medline Borrower LP
due 09/28/28		9,050,000	9,004,750
Total Bank Loans			9,004,750

Energy - 0.1%
ITT Holdings LLC
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28		3,608,000	3,600,495
DT Midstream, Inc.
2.50% (6 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 06/26/28		2,000,000	1,998,440
Venture Global Calcasieu Pass LLC
2.46% (1 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††		795,103	751,372
Moda Midstream LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 09/29/25		740,482	738,861
Total Energy			7,089,168

Total Senior Floating Rate Interests
(Cost $404,362,288)			403,659,357

FOREIGN GOVERNMENT DEBT†† - 4.2%
State of Israel
5.50% due 01/31/22	ILS	237,650,000	75,032,831
0.75% due 07/31/22	ILS	239,770,000	74,886,375
Czech Republic
0.10% due 04/17/22	CZK	1,094,000,000	49,672,894
Japan Treasury Discount Bill
(0.11)% due 10/25/21[12]	JPY	2,018,700,000	18,140,103
Providence of Ontario T-Bill
0.17% due 10/20/21[12]	CAD	13,451,000	10,619,960
0.16% due 10/06/21[12]	CAD	5,554,000	4,385,528
0.17% due 10/27/21[12]	CAD	3,179,000	2,509,914
Government of Japan
(0.11)% due 11/01/21[12]	JPY	952,250,000	8,557,156
(0.12)% due 10/18/21[12]	JPY	557,400,000	5,008,696
(0.09)% due 10/04/21[12]	JPY	393,000,000	3,531,280

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

	Face Amount~		Value
Providence of Quebec T-Bill
0.17% due 10/15/21[12]	CAD	2,850,000	$2,250,091
0.17% due 10/22/21[12]	CAD	2,600,000	2,052,715
Providence of Nova Scotia T-Bill
0.17% due 10/07/21[12]	CAD	2,000,000	1,579,217
Providence of Newfoundland T-Bill
0.19% due 11/04/21[12]	CAD	1,700,000	1,342,146
Total Foreign Government Debt
(Cost $258,813,285)			259,568,906

MUNICIPAL BONDS†† - 0.1%
California - 0.1%
California Public Finance Authority Revenue Bonds
1.55% due 10/15/26		3,145,000	3,166,435
Total Municipal Bonds
(Cost $3,145,000)			3,166,435

COMMERCIAL PAPER†† - 1.5%
Swedbank AB
0.05% due 10/07/21[12]		30,000,000	29,999,750
McCormick & Co., Inc.
0.14% due 10/04/21[4,12]		20,000,000	19,999,767
Consolidated Edison Company of New York, Inc.
0.09% due 10/01/21[4,12]		14,000,000	14,000,000
Prudential plc
0.06% due 10/01/21[4,12]		10,000,000	10,000,000
Societe Generale S.A.
0.04% due 10/01/21[4,12]		10,000,000	10,000,000
Fidelity National Information Services, Inc.
0.20% due 10/21/21[4,12]		10,000,000	9,998,889
Total Commercial Paper
(Cost $93,998,406)			93,998,406

	Notional Value
OTC OPTIONS PURCHASED†† - 0.2%
Call Options on:
Interest Rate Options
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40		509,700,000	2,889,999
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61		177,800,000	704,088
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40		30,000,000	170,100
Total Interest Rate Options			3,764,187

	Contracts
Put Options on:
Equity Options
Citibank, N.A. S&P 500 Index Expiring November 2021 with strike price of $4,340.00 (Notional Value $188,670,252)		438	5,875,770
Total Equity Options			5,875,770

Total OTC Options Purchased
(Cost $6,869,039)			9,639,957

Total Investments - 103.9%
(Cost $6,293,368,870)			$6,337,633,525

	Face Amount
Collateralized Mortgage Obligations Sold Short†† - (3.1)%
Government Agency - (3.1)%
Uniform MBS 30 Year
due 11/10/21[15]		$178,900,000	(189,413,953)
Total Collateralized Mortgage Obligations Sold Short
(Proceeds $189,611,573)			(189,413,953)

	Contracts
LISTED OPTIONS WRITTEN† - 0.0%
Call Options on:
Equity Options
Figs, Inc. Expiring December 2022 with strike price of $55.00 (Notional Value $118,848)		32	(16,480)
Figs, Inc. Expiring December 2022 with strike price of $50.00 (Notional Value $122,562)		33	(20,295)
Total Equity Options			(36,775)

Total Listed Options Written
(Premiums received $68,627)			(36,775)

OTC OPTIONS WRITTEN†† - 0.0%
Put Options on:
Equity Options
Citibank, N.A. S&P 500 Index Expiring November 2021 with strike price of $3,980.00 (Notional Value $188,670,252)		438	(2,047,650)
Total OTC Options Written
(Premiums received $2,525,241)			(2,047,650)

Other Assets & Liabilities, net - (0.8)%			(40,181,632)
Total Net Assets - 100.0%			$6,105,953,515

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Securities, Inc.	ICE	CDX.NA.HY.36.V1	5.00%	Quarterly	06/20/26	$37,000,000	$(3,410,536)	$(3,379,495)	$(31,041)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	12/04/21	$177,800,000	$426,302	$65	$426,237
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.62%	Annually	03/04/22	110,305,000	257,153	—	257,153
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.31%	Annually	11/25/21	98,600,000	189,317	41	189,276
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.40%	Annually	12/13/21	54,950,000	149,129	43	149,086
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.36%	Annually	12/09/21	46,500,000	116,212	39	116,173
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.65%	Quarterly	03/17/31	140,000,000	(1,511,998)	1,343	(1,513,341)
								$(373,885)	$1,531	$(375,416)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Fixed Income Index Swap Agreements Sold Short††
JPMorgan Chase Bank, N.A.	iShares Core U.S. Aggregate Bond ETF	Receive	0.41% (3 Month USD LIBOR + 0.28%)	At Maturity	10/19/21	650,000	$74,639,500	$760,500
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	Receive	0.41% (3 Month USD LIBOR + 0.28%)	At Maturity	10/22/21	438,250	50,324,247	736,260
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	Receive	0.41% (3 Month USD LIBOR + 0.28%)	At Maturity	10/21/21	438,250	50,324,248	736,260
JPMorgan Chase Bank, N.A.	iShares Core U.S. Aggregate Bond ETF	Receive	0.36% (1 Month USD LIBOR + 0.28%)	At Maturity	10/14/21	172,617	19,821,610	179,522
							$195,109,605	$2,412,542

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs International	ILS	Buy	55,355,850	15,359,559 USD	01/31/22	$1,859,562
Morgan Stanley Capital Services LLC	EUR	Sell	44,360,000	52,395,858 USD	10/18/21	991,616
Morgan Stanley Capital Services LLC	JPY	Sell	2,018,700,000	18,400,597 USD	10/25/21	259,077
Goldman Sachs International	JPY	Sell	952,250,000	8,684,965 USD	11/01/21	126,916
Bank of America, N.A.	GBP	Sell	3,210,000	4,430,095 USD	10/18/21	104,326
JPMorgan Chase Bank, N.A.	EUR	Sell	4,478,000	5,273,051 USD	10/18/21	83,957
Goldman Sachs International	JPY	Sell	557,400,000	5,075,953 USD	10/18/21	67,000
UBS AG	JPY	Sell	393,000,000	3,593,915 USD	10/04/21	62,664
Citibank, N.A.	EUR	Sell	2,165,000	2,534,334 USD	12/31/21	21,037
BNP Paribas	CAD	Sell	7,560,000	5,978,553 USD	10/20/21	8,988
Citibank, N.A.	CAD	Sell	2,850,000	2,253,322 USD	10/15/21	2,877
Citibank, N.A.	CAD	Sell	2,600,000	2,054,280 USD	10/22/21	1,259
Citibank, N.A.	CZK	Sell	164,100	7,546 USD	11/05/21	43
UBS AG	CAD	Sell	1,700,000	1,341,609 USD	11/04/21	(729)
Goldman Sachs International	CAD	Sell	2,000,000	1,578,364 USD	10/07/21	(910)
Citibank, N.A.	CAD	Sell	5,554,000	4,380,456 USD	10/06/21	(5,194)
Citibank, N.A.	CAD	Sell	3,179,000	2,504,912 USD	10/27/21	(5,285)
Goldman Sachs International	CAD	Sell	5,891,000	4,645,705 USD	10/20/21	(5,976)
UBS AG	ILS	Sell	94,203,167	29,213,998 USD	08/01/22	(190,404)
Bank of America, N.A.	ILS	Sell	13,124,200	3,890,958 USD	01/31/22	(191,487)
Barclays Bank plc	CZK	Sell	1,095,094,000	49,547,796 USD	04/19/22	(247,376)
Goldman Sachs International	ILS	Sell	147,370,024	45,686,215 USD	08/01/22	(313,592)
Goldman Sachs International	ILS	Sell	42,231,650	12,500,228 USD	01/31/22	(636,448)
Barclays Bank plc	ILS	Sell	250,720,750	77,269,647 USD	01/31/22	(720,137)
						$1,271,784

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Special Purpose Acquisition Company (SPAC).
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of September 30, 2021.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $3,555,351,790 (cost $3,548,585,858), or 58.2% of total net assets.

[5]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[6]	Perpetual maturity.
[7]

Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[8]	Security is an interest-only strip.
[9]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[10]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $45,276,435 (cost $44,868,664), or 0.7% of total net assets — See Note 9.

[11]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2021. See table below for additional step information for each security.

[12]	Rate indicated is the effective yield at the time of purchase.
[13]	All or a portion of this security is pledged as listed options collateral at September 30, 2021.
[14]	All or a portion of this security is pledged as interest rate swap collateral at September 30, 2021.
[15]	Security is unsettled at period end and does not have a stated effective rate.
BofA — Bank of America
CAD — Canadian Dollar
CDX.NA.HY.36.V1 — Credit Default Swap North American High Yield Series 36 Index Version 1
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CZK — Czech Koruna
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,434,360	$—	$—	$20,434,360
Preferred Stocks	—	4,752,766	—	4,752,766
Warrants	355,100	—	—	355,100
Exchange-Traded Funds	195,109,605	—	—	195,109,605
Mutual Funds	89,176,931	—	—	89,176,931
Money Market Fund	164,194,709	—	—	164,194,709
Corporate Bonds	—	2,025,006,585	29,476,831	2,054,483,416
Asset-Backed Securities	—	1,743,102,034	154,979,007	1,898,081,041
Collateralized Mortgage Obligations	—	1,125,956,928	15,055,608	1,141,012,536
Senior Floating Rate Interests	—	392,081,248	11,578,109	403,659,357
Foreign Government Debt	—	259,568,906	—	259,568,906
Municipal Bonds	—	3,166,435	—	3,166,435
Commercial Paper	—	93,998,406	—	93,998,406
Options Purchased	—	9,639,957	—	9,639,957
Interest Rate Swap Agreements**	—	1,137,925	—	1,137,925
Forward Foreign Currency Exchange Contracts**	—	3,589,322	—	3,589,322
Fixed Income Index Swap Agreements**	—	2,412,542	—	2,412,542
Total Assets	$469,270,705	$5,664,413,054	$211,089,555	$6,344,773,314

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Collateralized Mortgage Obligations Sold Short	$—	$189,413,953	$—	$189,413,953
Options Written	36,775	2,047,650	—	2,084,425
Credit Default Swap Agreements**	—	31,041	—	31,041
Interest Rate Swap Agreements**	—	1,513,341	—	1,513,341
Forward Foreign Currency Exchange Contracts**	—	2,317,538	—	2,317,538
Unfunded Loan Commitments (Note 8)	—	—	28,373	28,373
Total Liabilities	$36,775	$195,323,523	$28,373	$195,388,671

**	This derivative is reported as unrealized appreciation/depreciation at period end.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2021
LIMITED DURATION FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$151,378,282	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	3,600,725	Yield Analysis	Yield	4.2%	—
Collateralized Mortgage Obligations	15,055,608	Model Price	Purchase Price	—	—
Corporate Bonds	17,342,283	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Corporate Bonds	12,134,548	Yield Analysis	Yield	3.2%	—
Senior Floating Rate Interests	11,578,109	Third Party Pricing	Broker Quote	—	—
Total Assets	$211,089,555
Liabilities:
Unfunded Loan Commitments	$28,373	Model Price	Purchase Price	—	—

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2021, the Fund had securities with a total value $10,977,307 transfer into Level 3 from Level 2 due to a lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2021:

	Assets					Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$98,361,270	$28,023,753	$4,682,550	$—	$131,067,573	$(163,932)
Purchases/(Receipts)	141,924,606	17,641,141	25,134,491	12,245,552	196,945,790	(9,404)
(Sales, maturities and paydowns)/Fundings	(95,872,175)	(30,348,206)	(269,812)	(802,802)	(127,292,995)	129,712
Amortization of premiums/discounts	6,804	(4,072)	(134,036)	17,578	(113,726)	—
Total realized gains (losses) included in earnings	296,105	(19)	—	57,015	353,101	—
Total change in unrealized appreciation (depreciation) included in earnings	(714,910)	(256,989)	63,638	60,766	(847,495)	15,251
Transfers into Level 3	10,977,307	—	—	—	10,977,307	—
Ending Balance	$154,979,007	$15,055,608	$29,476,831	$11,578,109	$211,089,555	$(28,373)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2021	$(714,910)	$(7,076)	$63,638	$60,766	$(597,582)	$15,251

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2021
LIMITED DURATION FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2021-C 2021-C, 1.62% due 03/01/61	4.62%	09/26/24	5.62%	09/26/25
CSMC Trust 2020-NQM1, 1.41% due 05/25/65	2.41%	09/26/24	—	—
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/26/24	5.75%	04/26/25
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS4 2021-GS4, 1.65% due 11/25/60	4.65%	08/26/24	5.65%	08/26/25
NYMT Loan Trust 2021-SP1 2021-SP1, 1.67% due 08/25/61	4.67%	08/26/24	5.67%	08/26/25
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	4.20%	07/26/24	5.99%	07/26/25
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25
Verus Securitization Trust 2020-5, 1.58% due 05/25/65	2.58%	10/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended September 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/21	Shares 09/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$29,379,083	$470,829	$—	$—	$23,720	$29,873,632	1,195,423	$470,831
Guggenheim Strategy Fund III	29,499,318	485,767	—	—	82,435	30,067,520	1,196,003	485,761
Guggenheim Ultra Short Duration Fund — Institutional Class	28,983,105	281,769	—	—	(29,095)	29,235,779	2,932,375	281,766
	$87,861,506	$1,238,365	$—	$—	$77,060	$89,176,931		$1,238,358

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $6,205,750,216)	$6,248,456,594
Investments in affiliated issuers, at value (cost $87,618,654)	89,176,931
Foreign currency, at value (cost $4,427,849)	4,427,902
Cash	43,067,815
Segregated cash with broker	4,177,661
Unamortized upfront premiums paid on interest rate swap agreements	1,531
Unrealized appreciation on OTC swap agreements	2,412,542
Unrealized appreciation on forward foreign currency exchange contracts	3,589,322
Prepaid expenses	114,079
Receivables:
Securities sold	540,652,444
Fund shares sold	29,228,699
Interest	25,514,897
Variation margin on interest rate swap agreements	4,027,754
Dividends	85,891
Variation margin on credit default swap agreements	57,460
Foreign tax reclaims	13,234
Total assets	6,995,004,756

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $44,691)	28,373
Securities sold short, at value (proceeds $189,611,573)	189,413,953
Options written, at value (premiums received $2,593,868)	2,084,425
Segregated cash due to broker	15,910,657
Unamortized upfront premiums received on credit default swap agreements	3,379,495
Unrealized depreciation on forward foreign currency exchange contracts	2,317,538
Payable for:
Securities purchased	661,294,124
Fund shares redeemed	9,650,379
Distributions to shareholders	1,420,566
Management fees	1,080,284
Swap settlement	360,353
Fund accounting/administration fees	321,208
Distribution and service fees	284,122
Transfer agent/maintenance fees	203,382
Protection fees on credit default swap agreements	56,528
Trustees’ fees*	7,976
Due to Investment Adviser	227
Miscellaneous	1,237,651
Total liabilities	889,051,241
Net assets	$6,105,953,515

Net assets consist of:
Paid in capital	$6,040,579,777
Total distributable earnings (loss)	65,373,738
Net assets	$6,105,953,515

A-Class:
Net assets	$855,473,261
Capital shares outstanding	33,649,165
Net asset value per share	$25.42
Maximum offering price per share (Net asset value divided by 97.75%)	$26.01

C-Class:
Net assets	$90,205,038
Capital shares outstanding	3,550,405
Net asset value per share	$25.41

P-Class:
Net assets	$155,464,551
Capital shares outstanding	6,114,804
Net asset value per share	$25.42

Institutional Class:
Net assets	$4,960,578,169
Capital shares outstanding	195,156,882
Net asset value per share	$25.42

R6-Class:
Net assets	$44,232,496
Capital shares outstanding	1,741,125
Net asset value per share	$25.40

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

LIMITED DURATION FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$4,482,042
Dividends from securities of affiliated issuers	1,238,358
Interest from securities of unaffiliated issuers	97,042,119
Total investment income	102,762,519

Expenses:
Management fees	19,389,700
Distribution and service fees:
A-Class	1,973,581
C-Class	910,790
P-Class	403,344
Transfer agent/maintenance fees:
A-Class	417,230
C-Class	88,829
P-Class	163,078
Institutional Class	2,970,471
R6-Class	674
Fund accounting/administration fees	3,304,666
Line of credit fees	323,638
Professional fees	302,780
Custodian fees	186,944
Trustees’ fees*	68,869
Interest expense	39,087
Miscellaneous	392,635
Recoupment of previously waived fees:
R6-Class	3,723
Total expenses	30,940,039
Less:
Expenses reimbursed by Adviser:
A Class	(328,197)
C Class	(79,876)
P Class	(145,793)
Institutional Class	(2,536,140)
R6 Class	(248)
Expenses waived by Adviser	(103,180)
Earnings credits applied	(7,231)
Total waived/reimbursed expenses	(3,200,665)
Net expenses	27,739,374
Net investment income	75,023,145

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$23,968,182
Investments sold short	(862,630)
Swap agreements	4,268,042
Options purchased	2,749,258
Forward foreign currency exchange contracts	7,324,806
Foreign currency transactions	1,984,615
Net realized gain	39,432,273
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(17,947,150)
Investments in affiliated issuers	77,060
Investments sold short	197,620
Swap agreements	(8,419,143)
Options purchased	1,280,928
Options written	509,443
Forward foreign currency exchange contracts	(16,824,371)
Foreign currency translations	19,097
Net change in unrealized appreciation (depreciation)	(41,106,516)
Net realized and unrealized loss	(1,674,243)
Net increase in net assets resulting from operations	$73,348,902

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$75,023,145	$57,288,219
Net realized gain on investments	39,432,273	40,958,989
Net change in unrealized appreciation (depreciation) on investments	(41,106,516)	69,800,768
Net increase in net assets resulting from operations	73,348,902	168,047,976

Distributions to shareholders:
A-Class	(15,056,137)	(9,531,615)
C-Class	(1,100,964)	(897,123)
P-Class	(3,167,298)	(1,705,392)
Institutional Class	(82,692,217)	(48,269,529)
R6-Class	(842,004)	(3,918,302)
Total distributions to shareholders	(102,858,620)	(64,321,961)

Capital share transactions:
Proceeds from sale of shares
A-Class	537,507,580	359,178,012
C-Class	27,038,454	27,892,729
P-Class	68,322,487	91,629,526
Institutional Class	3,456,236,145	1,908,540,024
R6-Class	23,737,430	60,206,782
Distributions reinvested
A-Class	12,214,080	7,676,372
C-Class	884,729	718,998
P-Class	3,160,020	1,700,377
Institutional Class	65,470,318	38,678,924
R6-Class	841,976	3,918,300
Cost of shares redeemed
A-Class	(314,667,489)	(329,100,339)
C-Class	(23,334,185)	(30,485,763)
P-Class	(65,716,372)	(54,176,385)
Institutional Class	(1,449,568,811)	(1,538,644,390)
R6-Class	(11,439,188)	(346,906,193)
Net increase from capital share transactions	2,330,687,174	200,826,974
Net increase in net assets	2,301,177,456	304,552,989

Net assets:
Beginning of year	3,804,776,059	3,500,223,070
End of year	$6,105,953,515	$3,804,776,059

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2021	Year Ended September 30, 2020
Capital share activity:
Shares sold
A-Class	21,056,345	14,310,934
C-Class	1,059,662	1,119,438
P-Class	2,677,514	3,610,524
Institutional Class	135,555,309	76,326,464
R6-Class	931,064	2,435,956
Shares issued from reinvestment of distributions
A-Class	478,808	307,849
C-Class	34,690	28,862
P-Class	123,858	68,147
Institutional Class	2,567,621	1,550,215
R6-Class	33,034	158,809
Shares redeemed
A-Class	(12,344,754)	(13,271,088)
C-Class	(915,145)	(1,227,834)
P-Class	(2,577,262)	(2,192,351)
Institutional Class	(56,850,821)	(62,129,659)
R6-Class	(448,608)	(14,134,431)
Net increase in shares	91,381,315	6,961,835

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$25.57	$24.68	$24.70	$24.86	$24.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.40	.54	.51	.53
Net gain (loss) on investments (realized and unrealized)	.01 [i]	.94	.01	(.09)	.20
Total from investment operations	.35	1.34	.55	.42	.73
Less distributions from:
Net investment income	(.38)	(.45)	(.57)	(.57)	(.58)
Net realized gains	(.12)	—	— [b]	(.01)	— [b]
Total distributions	(.50)	(.45)	(.57)	(.58)	(.58)
Net asset value, end of period	$25.42	$25.57	$24.68	$24.70	$24.86

Total Return[c]	1.38%	5.51%	2.27%	1.69%	2.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$855,473	$625,386	$570,353	$627,570	$509,410
Ratios to average net assets:
Net investment income (loss)	1.32%	1.60%	2.18%	2.07%	2.14%
Total expenses[d]	0.79%	0.84%	0.83%	0.81%	0.86%
Net expenses[e,f,g]	0.74%	0.77%	0.75%	0.75%	0.81%
Portfolio turnover rate	80%	123%	72%	45%	55%

C-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$25.55	$24.66	$24.68	$24.84	$24.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.21	.35	.33	.35
Net gain (loss) on investments (realized and unrealized)	.02 [i]	.95	.02	(.10)	.18
Total from investment operations	.17	1.16	.37	.23	.53
Less distributions from:
Net investment income	(.19)	(.27)	(.39)	(.38)	(.39)
Net realized gains	(.12)	—	— [b]	(.01)	— [b]
Total distributions	(.31)	(.27)	(.39)	(.39)	(.39)
Net asset value, end of period	$25.41	$25.55	$24.66	$24.68	$24.84

Total Return[c]	0.67%	4.72%	1.51%	0.94%	2.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90,205	$86,143	$85,100	$70,981	$50,743
Ratios to average net assets:
Net investment income (loss)	0.58%	0.85%	1.42%	1.34%	1.41%
Total expenses[d]	1.58%	1.61%	1.60%	1.59%	1.65%
Net expenses[e,f,g]	1.49%	1.52%	1.50%	1.51%	1.56%
Portfolio turnover rate	80%	123%	72%	45%	55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$25.57	$24.68	$24.70	$24.86	$24.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.40	.54	.52	.47
Net gain (loss) on investments (realized and unrealized)	.01 [i]	.94	.01	(.10)	.24
Total from investment operations	.35	1.34	.55	.42	.71
Less distributions from:
Net investment income	(.38)	(.45)	(.57)	(.57)	(.57)
Net realized gains	(.12)	—	— [b]	(.01)	— [b]
Total distributions	(.50)	(.45)	(.57)	(.58)	(.57)
Net asset value, end of period	$25.42	$25.57	$24.68	$24.70	$24.86

Total Return	1.38%	5.50%	2.27%	1.69%	2.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155,465	$150,623	$108,691	$189,965	$92,503
Ratios to average net assets:
Net investment income (loss)	1.33%	1.60%	2.18%	2.12%	1.89%
Total expenses[d]	0.83%	0.90%	0.88%	0.87%	0.92%
Net expenses[e,f,g]	0.74%	0.77%	0.75%	0.75%	0.81%
Portfolio turnover rate	80%	123%	72%	45%	55%

Institutional Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$25.56	$24.67	$24.69	$24.85	$24.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.46	.60	.58	.59
Net gain (loss) on investments (realized and unrealized)	.03 [i]	.95	.01	(.11)	.19
Total from investment operations	.43	1.41	.61	.47	.78
Less distributions from:
Net investment income	(.45)	(.52)	(.63)	(.62)	(.64)
Net realized gains	(.12)	—	— [b]	(.01)	— [b]
Total distributions	(.57)	(.52)	(.63)	(.63)	(.64)
Net asset value, end of period	$25.42	$25.56	$24.67	$24.69	$24.85

Total Return	1.67%	5.77%	2.52%	1.95%	3.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,960,578	$2,911,309	$2,421,315	$2,629,316	$1,637,509
Ratios to average net assets:
Net investment income (loss)	1.58%	1.85%	2.43%	2.35%	2.36%
Total expenses[d]	0.56%	0.59%	0.57%	0.56%	0.61%
Net expenses[e,f,g]	0.49%	0.52%	0.50%	0.50%	0.56%
Portfolio turnover rate	80%	123%	72%	45%	55%

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019[h]
Per Share Data
Net asset value, beginning of period	$25.55	$24.66	$24.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.48	.31
Net gain (loss) on investments (realized and unrealized)	.02 [i]	.93	.14
Total from investment operations	.42	1.41	.45
Less distributions from:
Net investment income	(.45)	(.52)	(.37)
Net realized gains	(.12)	—	—
Total distributions	(.57)	(.52)	(.37)
Net asset value, end of period	$25.40	$25.55	$24.66

Total Return	1.64%	5.78%	1.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,232	$31,315	$314,764
Ratios to average net assets:
Net investment income (loss)	1.58%	1.96%	2.24%
Total expenses[d]	0.49%	0.53%	0.51%
Net expenses[e,f,g]	0.49%	0.52%	0.50%
Portfolio turnover rate	80%	123%	72%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from realized gains are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	0.00%*	0.00%*	—	—
C-Class	—	0.00%*	—	—	0.00%*
P-Class	—	0.00%*	0.00%*	—	0.00%*
Institutional Class	—	0.00%*	0.00%*	—	—
R6-Class	0.01%	0.00%*	0.00%*,h	—	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/21	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.73%	0.75%	0.75%	0.75%	0.79%
C-Class	1.48%	1.50%	1.50%	1.50%	1.54%
P-Class	0.73%	0.75%	0.75%	0.75%	0.79%
Institutional Class	0.48%	0.50%	0.50%	0.50%	0.54%
R6-Class	0.48%	0.50%	0.50%[h]	N/A	N/A

[h]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2021, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Limited Duration Fund (the “Fund”), a diversified investment company. At September 30, 2021, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s close price from the applicable exchange, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (continued)

borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2021, are disclosed in the Statement of Operations.

(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at September 30, 2021.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(q) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$882,633,333	$32,230,303

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge	$20,118	$32,230,303

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index exposure, Income	$4,013,543	$197,402,429

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$591,888,333	$81,666,667

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Purchased	Protection Sold
Income, Index exposure	$2,650,000	$9,250,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$186,281,362	$598,357,002

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate swap contracts	Investments in unaffiliated issuers, at value
Unamortized upfront premiums paid on interest rate swap agreements
Unrealized appreciation on OTC swap agreements
Variation margin on interest rate swaps agreements
Variation margin on credit default swap agreements
Credit default swap contracts	Variation margin on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements
Equity option contracts	Investments in unaffiliated issuers, at value	Options written, at value
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2021:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at September 30, 2021
$3,550,467	$—	$—	$5,875,770	$3,589,322	$3,764,187	$16,779,746

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at September 30, 2021
$1,513,341	$31,041	$2,084,425	$—	$2,317,538	$—	$5,946,345

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest/Credit swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity/Interest Rate option contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total
$3,942,418	$325,624	$—	$2,749,258	$7,324,806	$—	$14,342,106

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total
$(8,392,914)	$(26,229)	$509,443	$490,560	$(16,824,371)	$790,368	$(23,453,143)

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Fixed income index swap agreements	$2,412,542	$—	$2,412,542	$—	$(2,220,000)	$192,542
Forward foreign currency exchange contracts	3,589,322	—	3,589,322	(1,149,132)	(2,316,552)	123,638
Options purchased	9,639,957	—	9,639,957	(2,120,074)	(6,564,105)	955,778

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$2,317,538	$—	$2,317,538	$(1,221,556)	$(770,000)	$325,982
Options written	2,047,650	—	2,047,650	(2,047,650)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$770,000	$—
BNP Paribas	Total return swap agreements	—	1,340,000
BofA Securities, Inc.	Credit default swap agreements	3,407,661	—
BofA Securities, Inc.	Interest rate swap agreements	—	4,199,091
Citibank, N.A.	Forward foreign currency exchange contracts, Options	—	3,461,566
Goldman Sachs International	Forward foreign currency exchange contracts, Options	—	4,810,000
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts, Total return swap agreements	—	880,000
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	1,220,000
		4,177,661	15,910,657

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	0.75%	12/01/13	02/01/23
C-Class	1.50%	12/01/13	02/01/23
P-Class	0.75%	05/01/15	02/01/23
Institutional Class	0.50%	12/01/13	02/01/23
R6-Class	0.50%	03/13/19	02/01/23

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2022	2023	2024	Fund Total
A-Class	$451,627	$360,600	$332,853	$1,145,080
C-Class	78,366	70,291	80,424	229,081
P-Class	194,676	124,505	146,751	465,932
Institutional Class	1,856,165	1,680,554	2,560,156	6,096,875
R6-Class	5,739	21,838	493	28,070

For the year ended September 30, 2021, GI recouped $3,723 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2021, the Fund waived $72,757 related to investments in affiliated funds.

For the year ended September 30, 2021, GFD retained sales charges of $337,585 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$92,120,762	$10,737,858	$102,858,620

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$64,321,961	$—	$64,321,961

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2021 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$16,681,166	$11,405,003	$44,907,190	$—	$(7,619,621)	$65,373,738

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2021, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements, foreign currency gains and losses, the “mark-to-market” of certain derivatives, reclassification of distributions, losses deferred due to wash sales, paydown reclasses, dividends payable, and the “mark-to-market” or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of bond premium/discount amortization, income accruals on certain investments and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2021 for permanent book/tax differences.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$6,103,269,678	$70,557,714	$(25,686,160)	$44,871,554

Note 7 – Securities Transactions

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$5,528,559,091	$3,491,357,820

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$786,848	$787,136

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$243,424,575	$5,492,492	$151,174

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

Borrower	Maturity Date	Face Amount	Value
BGIS (BIFM CA Buyer, Inc.)	06/01/26	$969,388	$4,847
KKR Core Holding Company LLC	07/15/31	14,600,000	—
Medline Industries, Inc.	08/06/22	14,450,000	—
Venture Global Calcasieu Pass LLC	08/19/26	427,737	23,526
		$30,447,125	$28,373

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[1]	11/02/18	$8,433,175	$8,767,568
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[1]	06/25/19	2,743,714	2,783,216
Copper River CLO Ltd.
2007-1A, due 01/20/21[2]	05/09/14	14,020	17,115
FKRT
2020-C2A, 3.25% due 12/30/23	12/03/20	15,062,684	15,055,608
LSTAR Securities Investment Ltd.
2021-1, 1.89% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	11,467,486	11,502,405
LSTAR Securities Investment Ltd.
2021-2, 1.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	7,147,585	7,150,523
		$44,868,664	$45,276,435

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 1, 2021, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2021.

On October 1, 2021, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 11 – COVID-19

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Limited Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Limited Duration Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2021

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2021, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2021, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
0.19%	0.24%	75.44%	100.00%

With respect to the taxable year ended September 30, 2021, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain	From long-term capital gain, using proceeds from shareholder redemptions
$10,737,858	$—

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)	●	Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)
●	Guggenheim Diversified Income Fund (“Diversified Income Fund”)	●	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)
●	Guggenheim High Yield Fund (“High Yield Fund”)	●	Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)
●	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)	●	Guggenheim Limited Duration Fund (“Limited Duration Fund”)
●	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)	●	Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)
●	Guggenheim Municipal Income Fund (“Municipal Income Fund”)	●	Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)
●	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)	●	Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)
●	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)	●	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)
●	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	●	Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)
●	Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

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Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund;1 (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).2 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for Capital Stewardship Fund, which is addressed in a separate report.3

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.4 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Independent Trustees and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

[2]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[3]

Because shares of Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

[4]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 26, 2021.

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OTHER INFORMATION (Unaudited)(continued)

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.5 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

[5]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2021.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 81st and 91st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings were in the 87th and 89th percentiles, respectively, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd percentile of its performance universe for the three-year period ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee noted that the Fund’s three-year performance ranking had not improved as of March 31, 2021, but that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy.

High Yield Fund: The returns of the Fund’s Institutional Class shares ranked in the 46th and 79th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably lower duration and average maturity and an underweight to credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, contributed to relative underperformance. The Committee noted management’s statement that, although the Fund experienced strong downside protection in the first quarter of 2020, the Fund’s continued lower exposure to the most speculative names, which outperformed for the remainder of 2020, hurt relative performance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given deteriorating credit fundamentals and disproportionately tight markets and that more attractive risk-adjusted returns will be realized when volatility and downside risk increases. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 34th and 70th percentiles, respectively.

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OTHER INFORMATION (Unaudited)(continued)

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 83rd and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2020, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year period. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also noted management’s statement that, although the Fund’s defensive positioning resulted in top quartile performance relative to its peers during the first quarter of 2020, the Fund underperformed relative to its peers for the remainder of 2020 due to lack of upside participation. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 40th and 43rd percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee6 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal, regulatory and operational risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

[6]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2020. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (53rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Mid Growth Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (29th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (86th percentile) of its peer group, which the Committee noted was largely driven by the relatively small size of the Fund and the higher other operating expense ratio in comparison to its peers.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (79th, 100th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception, five-year and three-year periods ended December 31, 2020. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes an administration fee of 0.08% that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

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OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

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OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	157	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	157	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	157	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

LIQUIDITY RISK MANAGEMENT PROGRAM

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the
“Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk.
In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020 to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: the aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $670,931 and $673,431 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively.

(b)	Audit-Related Fees: the aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 and $0 for fiscal years ended September 30, 2021 and September 30, 2020, respectively.

(c)	Tax Fees: the aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning including preparation of tax returns and distribution assistance were $230,260 and $253,428 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d)	All Other Fees: the aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1)	Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees billed by the registrant's accountant for the most recent fiscal year and the preceding years for services rendered to the registrant, the investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $230,260 and $253,428, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)	Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(a)) are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 9, 2021

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	December 9, 2021

*	Print the name and title of each signing officer under his or her signature.